UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1*

to

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

CONNECTURE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Common stock, $0.001 par value per share
(2)

Aggregate number of securities to which transaction applies:

15,543,066 shares of common stock and 279,992 shares of common stock subject to vested restricted stock units outstanding under Connecture, Inc.’s 2014 Equity Incentive Plan and 2010 Equity Incentive Plan.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

The maximum aggregate value was determined based upon the sum of: (1) 15,543,066 shares of common stock multiplied by $0.35 per share and (2) 279,922 shares of common stock subject to vested restricted stock units under Connecture, Inc.’s 2014 Equity Incentive Plan multiplied by $0.35 per share. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying the sum calculated in the preceding sentence by 0.0001245.

	(4)	Proposed maximum aggregate value of transaction: $5,538,046
	(5)	Total fee paid: $689.49

☒	Fee paid previously with preliminary materials.

☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: $5.85
	(2)	Form, Schedule or Registration Statement No.: SC 13E3/A
	(3)	Filing Party: Connecture, Inc.
	(4)	Date Filed: February 12, 2018

*	Explanatory Note: The purpose of this Amendment is to revise certain disclosures in the Schedule 14A filed on February 12, 2018 (the “Schedule 14A”), in response to comments from the staff of the Securities and Exchange Commission and to update the record date and the date of the special meeting of stockholders to which this Amendment relates. This Amendment supersedes and replaces the Schedule 14A.

18500 West Corporate Drive, Suite 250

Brookfield, Wisconsin 53045

Notice of Special Meeting of Stockholders

and Proxy Statement

To Be Held on April 24, 2018

Dear Stockholder:

You are cordially invited to attend a Special Meeting (the “Special Meeting”) of the stockholders of Connecture, Inc., a Delaware corporation (the “Company”), which we will hold at the offices of DLA Piper LLP (US), 444 West Lake Street, Suite 900, Chicago, Illinois 60606, on April 24, 2018, at 9:00 a.m., Central time.

At the Special Meeting, holders of our outstanding capital stock will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated January 4, 2018, by and among FP Healthcare Holdings, Inc., a Delaware corporation (“Parent”), FP Healthcare Merger Sub Corporation, a Delaware corporation and indirect subsidiary of Parent (“Merger Sub,” and together with Parent, “Purchasers”), and the Company (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), the separate corporate existence of Merger Sub will cease and the Company will continue its corporate existence under Delaware law as the surviving corporation in the Merger. Parent will own 100% of the equity interests of the Company following the transactions contemplated by the Merger Agreement. Parent is affiliated with Francisco Partners IV, L.P. and Francisco Partners IV-A, L.P. (together, the “FP Investors”), which own approximately 58% of the total number of outstanding shares of capital stock of the Company (on an as-converted-to-common-stock basis) as of March 27, 2018. The FP Investors are affiliated with Francisco Partners, a global private equity firm specializing in investments in technology and technology-enabled services businesses.

At the effective time of the Merger, each share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding immediately prior to the effective time of the Merger (other than shares held by (a) Parent or Merger Sub, (b) the Company in treasury or any wholly owned subsidiary of the Company, (c) holders of Common Stock who have properly demanded appraisal rights (and who have not failed to perfect or effectively withdraw such demand or otherwise waive or lose their rights to appraisal), as described more fully under “Special Factors—Certain Effects of the Merger” on page 49 of the enclosed proxy statement, and (d) the FP Investors, Chrysalis Ventures II, L.P. (“Chrysalis”) and certain of affiliates of Chrysalis (collectively, the “Rollover Investors”)) will be converted into the right to receive $0.35, in cash (the “Merger Consideration”), without interest and less any required withholding taxes, and automatically canceled. The Rollover Investors have entered into a Rollover Agreement pursuant to which the Rollover Investors have agreed to contribute all shares of the Company’s Common Stock, as well as all shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock (the “Preferred Stock”) held by such Rollover Investors to Parent.

The proposed Merger is a “going-private transaction” under the rules of the Securities and Exchange Commission (the “SEC”). If the Merger is completed, the Company will become a privately held company, wholly owned indirectly by Parent.

The Board of Directors of the Company (the “Board of Directors” or the “Board”), based in part on the unanimous recommendation of a special committee of independent and disinterested members of the Board, for purposes of serving on the special committee (the “Special Committee”), that was established to evaluate and negotiate a potential transaction with the assistance of its own independent legal and financial advisors (as described more fully in the enclosed proxy statement), has unanimously (a) determined that the Merger Agreement and the related transactions contemplated thereby are fair and in the best interests of the Company and its stockholders other than the Rollover Investors (the “Non-Rolling Stockholders”) as well as to the Company’s “unaffiliated security holders” (as defined in Rule 13e-3 under the Exchange Act), (b) approved and declared advisable the Merger Agreement and the related transactions contemplated thereby, and (c) resolved to recommend that the Company’s stockholders approve the adoption of the Merger Agreement and the related transactions contemplated thereby. In evaluating the potential transaction, the Special Committee consulted with its independent legal and financial advisors and in making its determination considered a number of factors, and the Board of Directors made its recommendation after consultation with its advisors and consideration of a number of factors, including the recommendation of the Special Committee, as described more fully in the enclosed proxy statement. The Special Committee and the Board did not assess whether the Rollover Agreement was fair and in the best interests of the Rollover Investors. The Board of Directors recommends unanimously that you vote “FOR” the adoption of the Merger Agreement and the approval of the related transactions contemplated thereby (the “Merger Proposal”) and “FOR” the adjournment of the Special Meeting, if necessary and for a minimum period of time reasonable under the circumstances, to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to the Company’s stockholders a reasonable amount of time in advance of the Special Meeting, or to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to approve the adoption of the Merger Agreement.

Pursuant to rules of the SEC, you also will be asked to vote at the Special Meeting on an advisory (non-binding) proposal (the “Compensation Proposal”) to approve specified compensation that may become payable to the named executive officers of the Company in connection with the Merger, as described in the proxy statement. The Board of Directors also recommends unanimously that the stockholders of the Company vote “FOR” the Compensation Proposal.

The enclosed proxy statement describes the Merger Agreement (a copy of which is attached to the enclosed proxy statement as Annex A-1), the Merger and related agreements and provides specific information concerning the Special Meeting. In addition, you may obtain information about us from documents filed with the SEC. We urge you to read the entire proxy statement, including the annexes and the documents referred to or incorporated by reference in the proxy statement, carefully, as it sets forth the details of the Merger Agreement and other important information related to the merger.

The Merger cannot be completed without the approval of the holders of a majority of the outstanding shares of our capital stock, voting together as a single class on an as-converted basis. Pursuant to our certificate of incorporation, shares of Common Stock are entitled to one vote per share, and shares of Preferred Stock are entitled to one vote for each share of Common Stock that would be issuable upon conversion of such share of Preferred Stock on the record date for the determination of stockholders entitled to vote. In addition, the Merger Agreement makes the approval by stockholders of the Merger Proposal a condition to the parties’ obligations to consummate the Merger. If you fail to vote on the Merger Proposal, the effect will be the same as a vote against the Merger Proposal.

If you own shares of our capital stock of record, you will find enclosed a proxy card and an envelope in which to return the card. Whether or not you plan to attend the Special Meeting, please sign, date and return your enclosed proxy card, or vote over the phone or Internet, as soon as possible so that your shares can be voted at the Special Meeting in accordance with your instructions. You can revoke your proxy before the Special Meeting and issue a new proxy as you deem appropriate. You will find the procedures to follow if you wish to revoke your proxy on page 14 of the enclosed proxy statement. If you are a stockholder of record, submitting a proxy will not prevent you from voting your shares in person if you subsequently choose to attend the Special Meeting.

If you are a stockholder who holds your common stock in “street name” through a broker, bank or other nominee, please be aware that you will need to follow the directions provided by such broker, bank or nominee regarding how to instruct it to vote your common stock at the Special Meeting. Your broker, bank or other nominee will be unable to vote your shares without instructions from you.

If you have any questions or need assistance voting your shares, please call our Investor Relations representative at (262) 432-8282.

Sincerely,

/s/ Jeffery A. Surges

Jeffery A. Surges

President and Chief Executive Officer

Brookfield, Wisconsin

April 3, 2018

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the merits or fairness of the Merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

This proxy statement is dated April 3, 2018, and is first being mailed to stockholders on or about April 3, 2018.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

OF CONNECTURE, INC.

Date:	April 24, 2018

Time:	9:00 a.m. Central time

Place:	DLA Piper LLP (US), 444 West Lake Street, Suite 900, Chicago, Illinois 60606

Purpose:	1. To consider and vote on a proposal (the “Merger Proposal”) to adopt the Agreement and Plan of Merger, dated January 4, 2018, by and among FP Healthcare Holdings, Inc., a Delaware corporation (“Parent”), FP Healthcare Merger Sub Corporation, a Delaware corporation and indirect subsidiary of Parent (“Merger Sub,” and together with Parent, the “Purchasers”), and the Company, dated as of January 4, 2018 (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), and the related transactions contemplated;

2. To consider and vote on a proposal (the “Adjournment Proposal”) to adjourn the Special Meeting, if necessary and for the minimum period of time reasonable under the circumstances, to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting, or to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal;

3. To consider and vote on a proposal (the “Compensation Proposal”) to approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of the Company in connection with the Merger;

4. To act upon other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

Record Date:	Only stockholders of record at the close of business on March 27, 2018 are entitled to notice of, and to vote at, the Special Meeting. All stockholders of record as of that date are cordially invited to attend the Special Meeting in person.

Mailing Date:	The approximate mailing date of this proxy statement and accompanying proxy card is April 3, 2018.

Recommendation:	The Board of Directors recommends that you vote:

•	“FOR” approval of the Merger Proposal

•	“FOR” approval of the Adjournment Proposal; and

•	“FOR” approval of the Compensation Proposal.

Attendance:

Only stockholders of record as of the record date, their duly authorized proxy holders, beneficial stockholders with proof of ownership and our guests may attend the Special Meeting. To gain admittance, you must present valid photo identification, such as a driver’s license or passport. If your shares of Common Stock are held through a bank, brokerage firm or other nominee, please bring to the Special Meeting a copy of your brokerage statement evidencing your beneficial ownership of the Common Stock of the Company and valid photo identification. If you are the representative of a corporate or institutional stockholder, you must present valid photo identification along with proof that you are the representative of such stockholder. The Special Meeting will follow the agenda and rules of conduct provided to all stockholders and proxy holders upon entering the meeting. The purpose and order of the Special Meeting will be strictly observed, and the chairman’s or secretary’s determinations in that regard will be final, including any postponements or adjournments of the meeting. Please note that media will not be allowed to attend the Special Meeting and the taking of photographs and the use of audio and video recording devices, will not be permitted at the Special Meeting.

Appraisal:	Stockholders who do not vote in favor of the Merger Proposal and who follow the procedures described under “Appraisal Rights” beginning on page 114 will have the right to seek appraisal of the fair value of their shares of Common Stock if they perfect and do not withdraw a demand for (or lose their right to) appraisal and comply with all the requirements of Delaware law, which are summarized in the accompanying proxy statement and reproduced in their entirety in Annex B to the enclosed proxy statement.

Approval of the Merger Proposal requires the affirmative vote of the majority of the outstanding shares of our capital stock, voting together as a single class on an as-converted basis. Pursuant to our certificate of incorporation, shares of our common stock, par value $0.001 per share (the “Common Stock”), are entitled to one vote per share, and shares of our Series A Convertible Preferred Stock and Series B Convertible Preferred Stock (together, the “Preferred Stock”) are entitled to one vote for each share of Common Stock that would be issuable upon conversion of such shares of Preferred Stock on the record date for the determination of stockholders entitled to vote. Under the terms of a Voting and Support Agreement that Francisco Partners IV, L.P. and Francisco Partners IV-A, L.P. (together, the “FP Investors”) and Chrysalis Ventures II, L.P. (“Chrysalis,” and together with the FP Investors, the “Sponsor Entities”) entered into with the Company concurrently with the execution and delivery of the Merger Agreement (the “Voting Agreement”), the Sponsor Entities, as holders of approximately 68% of our outstanding capital stock on an as-converted basis as of the date of the Voting Agreement, agreed to vote all shares they own in favor of adoption of the Merger Agreement, and the presence of these shares assures a quorum at the Special Meeting. A failure to vote your shares “FOR” the Merger Proposal or an abstention from voting on the Merger Proposal will have the same effect as a vote “AGAINST” the Merger Proposal for purposes of the required stockholder vote.

The Adjournment Proposal and the Compensation Proposal each require the affirmative vote of holders of a majority of the shares of capital stock, voting together as a single class on an as-converted basis, present in person or represented by proxy at the Special Meeting and entitled to vote on the matter. An abstention from voting on the Adjournment Proposal or the Compensation Proposal will have the same effect as a vote “AGAINST” such proposals, but a failure to return your proxy card or attend the Special Meeting will have no effect on such proposals.

Even if you plan to attend the Special Meeting in person, we request that you complete, sign, date and return the enclosed proxy and thus ensure that your shares will be represented at the Special Meeting if you are unable to attend. You also may submit your proxy by using a toll-free telephone number or the Internet. We have provided instructions in the enclosed proxy statement and on the proxy card for using these convenient services.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted in favor of each of the Merger Proposal, Adjournment Proposal and Compensation Proposal. If you fail to attend the Special Meeting or submit your proxy card, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote “AGAINST” the Merger Proposal and no effect on the Adjournment Proposal and the Compensation Proposal.

You may revoke your proxy at any time before the vote at the Special Meeting by following the procedures outlined in the enclosed proxy statement. If you are a stockholder of record, attend the Special Meeting and wish to vote in person, you may revoke your proxy and vote in person.

If you are a stockholder who holds your common stock in “street name” through a broker, bank or other nominee, please be aware that you will need to follow the directions provided by such broker, bank or nominee regarding how to instruct it to vote your shares at the Special Meeting.

By order of the Board of Directors,

/s/ Jeffery A. Surges

Jeffery A. Surges

President and Chief Executive Officer

Dated: April 3, 2018

CONNECTURE, INC.

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 24, 2018

PROXY STATEMENT

This proxy statement contains information related to a Special Meeting of stockholders of Connecture, Inc. (“Connecture,” the “Company,” “we,” “us” or “our”), which will be held at DLA Piper LLP (US), 444 West Lake Street, Suite 900, Chicago, Illinois 60606, on April 24, 2018, at 9:00 a.m., Central time, and any adjournments or postponements thereof. We are furnishing this proxy statement to stockholders of the Company as part of the solicitation of proxies by the Company’s board of directors (the “Board of Directors” or the “Board”) for use at the Special Meeting. This proxy statement is dated April 3, 2018, and is first being mailed to stockholders on or about April 3, 2018.

SUMMARY TERM SHEET

This Summary Term Sheet discusses certain material information contained in this proxy statement, including with respect to the Merger Agreement. We encourage you to read carefully this entire proxy statement, including its annexes and the documents referred to or incorporated by reference in this proxy statement, as this Summary Term Sheet may not contain all of the information that may be important to you. Each item in this Summary Term Sheet includes page references directing you to a more complete description of that item in this proxy statement.

The proposed merger is a “going-private transaction” under the rules of the U.S. Securities and Exchange Commission (the “SEC”). If the Merger is completed, the Company will become a privately held company, wholly owned indirectly by Parent. Parent is a an affiliate of Francisco Partners (“Francisco Partners”), a global private equity firm specializing in investments in technology and technology-enabled services businesses.

The Parties to the Merger Agreement

Connecture, Inc. is a Delaware corporation headquartered in Brookfield, Wisconsin. The Company is a provider of web-based information systems used to create health insurance marketplaces. The Company’s common stock is quoted on the OTCQX market (“OTCQX”) under the symbol “CNXR.” The principal executive offices of the Company are located at 18500 West Corporate Drive, Suite 250, Brookfield, Wisconsin 53045, and its telephone number is (262) 432-8282.

FP Healthcare Holdings, Inc. is a Delaware corporation and was formed on December 28, 2017, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. As of the date of this proxy statement, Parent has not engaged in any business activities other than those incidental to its formation and in connection with the transactions contemplated by the Merger Agreement and arranging of the Equity Financing (as described below) in connection with the Merger. The principal executive offices of Parent are located at One Letterman Drive, Building C – Suite 410, San Francisco, California 94129, and its telephone number is (415) 418-2900.

FP Healthcare Merger Sub Corporation is a Delaware corporation and an indirect subsidiary of Parent and was formed on December 28, 2017, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. As of the date of this proxy statement, Merger Sub has not engaged in any business activities other than those incidental to its formation and in connection with the transactions contemplated by the Merger Agreement and arranging of the Equity Financing and Debt Financing in connection with the Merger. The principal executive offices of Merger Sub are located at One Letterman Drive, Building C – Suite 410, San Francisco, California 94129, and its telephone number is (415) 418-2900.

Parent and Merger Sub are affiliated with Francisco Partners and the FP Investors. In connection with the transactions contemplated by the Merger Agreement, (i) the FP Investors have provided to the Company a guarantee of the payment obligations of Parent and Merger Sub under the Merger Agreement; and (ii) Francisco Partners and Merger Sub have obtained a debt financing commitment from PNC Bank, National Association (“PNC”) for an aggregate amount of up to $47 million, which will be available to fund a portion of the payments contemplated by the Merger Agreement (in each case, pursuant to the terms and conditions as described further under the caption “The Merger—Financing of the Merger”).

The Merger Proposal

You are being asked to consider and vote upon the Merger Proposal.

At the effective time of the Merger, each share of Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than shares held by (a) Parent or Merger Sub, (b) the Company in treasury or any wholly owned subsidiary of the Company, (c) holders of Common Stock who have properly demanded appraisal rights (and who have not failed to perfect or effectively withdraw such demand or otherwise waive or lose their rights to appraisal), as described more fully under “Special Factors—Certain Effects of the Merger” on page 49 of the enclosed proxy statement, and (d) the Sponsor Entities and certain of affiliates of Chrysalis (collectively, the “Rollover Investors”)) will be converted into the right to receive $0.35, in cash, without interest and less any required withholding taxes, and automatically canceled. The Rollover Investors have entered into a Rollover Agreement pursuant to which the Rollover Investors have agreed to contribute all shares of our Common Stock and Preferred Stock held by the Rollover Investors (the “Rollover Shares”) to Parent (the “Rollover Agreement”). Upon completion of the Merger, our Common Stock will no longer be publicly traded, and our stockholders (other than Parent directly, and the Rollover Investors indirectly) will cease to have any ownership interest in the Company.

The Special Meeting (Page 69)

The Special Meeting will be held at DLA Piper LLP (US), 444 West Lake Street, Suite 900, Chicago, Illinois 60606, on April 24, 2018, at 9:00 a.m., Central time.

Record Date and Quorum (Page 69)

You are entitled to receive notice of, and to vote at, the Special Meeting if you owned shares of Common Stock or Preferred Stock at the close of business on March 27, 2018, which the Company has set as the record date for the Special Meeting (the “Record Date”). As of the Record Date, a total of 23,255,102 shares of our Common Stock, 52,000 shares of our Series A Convertible Preferred Stock (which we refer to in this proxy statement as our “Series A Preferred Stock”) and 17,500 shares of our Series B Convertible Preferred Stock (which we refer to in this Proxy Statement as our “Series B Preferred Stock”) were outstanding and entitled to vote. Each share of Common Stock has one vote. Each share of our Preferred Stock is entitled to cast one vote for each share of our Common Stock that would be issuable upon conversion of such share of Preferred Stock. As of the Record Date, the outstanding shares of Preferred Stock were convertible into a total of 25,820,613 shares of Common Stock, meaning that a total of 49,075,715 shares of Common Stock were deemed outstanding for purposes of voting on the matters set forth in this proxy statement, 33,451,797 shares of which were held by the Sponsor Entities.

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of the capital stock of the Company entitled to vote at the meeting on the Record Date, on an as-converted basis, will constitute a quorum, permitting the Company to conduct its business at the Special Meeting. Under the Voting Agreement, the Sponsor Entities, as holders of approximately 68% of the outstanding shares of our capital stock on an as-converted basis as of the date of the Voting Agreement, agreed to vote all shares they own in favor of the Merger Proposal, and the presence of these shares assures a quorum at the Special Meeting. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the Special Meeting.

Required Stockholder Votes for the Merger (Page 69)

Approval of the Merger Proposal requires the affirmative vote of holders of a majority of the outstanding shares of our capital stock entitled to vote at the Special Meeting, voting together as a single class on an as-converted basis. Pursuant to our certificate of incorporation, shares of Common Stock are entitled to one vote per share, and shares of Preferred Stock are entitled to one vote for each share of Common Stock that would be issuable upon conversion of such shares of Preferred Stock on the Record Date. The approval of the Merger Proposal a condition to the parties’ obligations to consummate the Merger. Under the Voting Agreement, the Sponsor Entities, as holder of approximately 68% of the outstanding shares of our capital stock on an as-converted basis as of the date of the Voting Agreement, agreed to vote all shares they own in favor of the Merger Proposal, and the presence of these shares assures that the Merger Proposal will be approved. A failure to vote your shares of Common Stock or an abstention from voting will have the same effect as a vote “AGAINST” adoption of the Merger Proposal.

The Adjournment Proposal and the Compensation Proposal each require the affirmative vote of holders of a majority of the shares of capital stock, voting together as a single class on an as-converted basis, present in person or represented by proxy at the Special Meeting and entitled to vote on the matter. An abstention from voting your shares on the Adjournment Proposal or the Compensation Proposal will have the same effect as a vote “AGAINST” such proposals, but a failure to return your proxy card or attend the Special Meeting will have no effect on such proposals.

Except in their capacities as members of the Board or as members of the special committee (the “Special Committee”) that was established to evaluate and negotiate a potential transaction and consider other alternatives available to the Company (as described more fully under “Special Factors—Background of the Merger” on page 16), and except as contemplated by the Voting Agreement, no executive officer or director of the Company has made any recommendation either in support of or in opposition to the Merger or the Merger Agreement.

Conditions to the Merger (Page 90)

The obligations of the Company, Parent and Merger Sub to effect the Merger are subject to the fulfillment or waiver, at or before the effective time, of the following conditions:

•	That the Company’s stockholders have approved the Merger;

•	That the waiting periods under applicable antitrust laws have expired or been terminated and any required governmental consents have been obtained;

•	that no court or other governmental entity of competent jurisdiction has enacted, issued, promulgated, enforced or deemed applicable any law or order that is in effect and has the effect of making the Merger illegal or prohibiting the consummation of the Merger;

The obligation of the Company to effect the Merger is subject to the satisfaction or waiver of each of the following conditions at or prior to the date of the closing of the Merger:

•	that each Purchaser has performed and complied in all material respects with all its agreements, covenants and obligations required by the Merger Agreement to be performed or complied with by it at or prior to the closing date of the Merger; and

•

that the representations and warranties of Purchasers set forth in the Merger Agreement are true and correct as of the date of the Merger Agreement and as of the closing date of the Merger as though made on and as of the closing date (disregarding all qualifications and exceptions regarding materiality), except where the failure of any such representations and warranties to be true and correct would not reasonably be expected to have a material adverse effect on the ability of the Purchasers to consummate the merger and except that representations and warranties that are made only as of a specified date need be true and correct only as of that specified date; and that each of the Purchasers has performed or complied in all material respects with its obligations or covenants under the Merger Agreement to be performed or complied with it before the effective time of the Merger;

•	that the Company has received a certificate of a duly authorized officer of each Purchaser, dated as of the closing date of the Merger, certifying that the conditions set forth in the two items described above have been satisfied; and

•	that the Rollover Investors have contributed the rollover shares to Parent pursuant to the Rollover Agreement.

The obligation of Purchasers to effect the Merger is subject to the satisfaction or waiver of each of the following conditions at or prior to the closing date of the Merger:

•	that the Company has performed and complied in all material respects with all of its agreements, covenants and obligations required by the Merger Agreement to be performed or complied with by it at or prior to the closing date of the Merger;

•	that the representations and warranties of the Company regarding organization, good standing, authority noncontravention of other agreements and law, absence of certain changes, no brokers, and no rights agreement are true and correct in all material respects as of the dated of the Merger Agreement and as of immediately prior to the closing as if made at and as of such time, except for any failure to be so true and correct as of such date that has not had, or would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company; and the representations and warranties of the Company regarding capitalization are true and correct in all respects as of the date of the Merger Agreement and as of immediately prior to the closing as if made at and as of such time, other than any inaccuracies that would not reasonably be expected to result in additional cost, expense or liability to Parent or its subsidiaries of more than $500,000 in the aggregate (in each case, without giving effect to any limitation as to materiality or material adverse effect set forth in such representations and warranties); and (b) the Company has performed or complied in all material respects with its obligations or covenants required by the Merger Agreement to be performed or complied with by it before the effective time of the Merger;

•	that the Purchasers have received a certificate of the chief executive officer and chief financial officer of the Company certifying that the conditions set forth in the two items described immediately above have been fulfilled; and

•	that since the date of the Merger Agreement, there has not been any “material adverse effect” on the Company that is continuing.

When the Merger Becomes Effective (Page 90)

We anticipate completing the Merger in the second quarter of 2018, subject to adoption of the Merger Agreement by the Company’s stockholders as specified herein and the satisfaction or waiver of the other conditions to closing.

Reasons for the Merger; Recommendation of the Special Committee; Recommendation of the Board of Directors; Fairness of the Merger (Page 29)

Based in part on the unanimous recommendation of the Special Committee, the Board of Directors recommends unanimously that the stockholders of the Company vote “FOR” the adoption of the Merger Proposal. For a description of the reasons considered by the Special Committee and the Board for their respective recommendations, see “Special Factors—Reasons for the Merger; Recommendation of the Special Committee; Recommendation of the Board of Directors; Fairness of the Merger” beginning on page 29.

Position of the Purchaser Filing Parties As to the Fairness of the Merger (Page 36)

The “Purchaser Filing Parties” means (i) Parent, (ii) FP Healthcare Intermediate, LLC, a wholly owned subsidiary of Parent and the sole stockholder of Merger Sub, (iii) Merger Sub, (iv) the Sponsor Entities, (v) the controlling affiliates of the Sponsor Entities, which are Francisco Partners GP IV, L.P. and Francisco Partners GP IV Management Limited with respect to the FP Investors and Chrysalis Partners II, LLC with respect to Chrysalis, (vi) David A. Jones, Jr. and (vii) Ezra Perlman. The Purchaser Filing Parties believe that the proposed Merger is substantively and procedurally fair to the Company’s “unaffiliated security holders,” as defined in Rule 13e-3 under the Exchange Act. However, none of the Purchaser Filing Parties has undertaken any formal evaluation of the fairness of the Merger to the Company’s unaffiliated security holders or engaged a financial advisor for such purpose. Moreover, none of the Purchaser Filing Parties participated in the deliberations of the Special Committee or received advice from the Special Committee’s or the Company’s respective legal or financial advisors in connection with the Merger. The belief of the Purchaser Filing Parties as to the procedural and substantive fairness of the Merger is based on the factors discussed in “Special Factors—Position of the Purchaser Filing Parties as to the Fairness of the Merger” beginning on page 36.

Opinion of the Special Committee’s Financial Advisor (Page 38)

On January 4, 2018, Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) rendered to the Special Committee an oral opinion (confirmed by delivery of Houlihan Lokey’s written opinion, dated January 4, 2018, to the Special Committee) as to the fairness, from a financial point of view and as of such date, of the Merger Consideration to be received by holders of Common Stock (other than Excluded Holders, as described below) in the Merger pursuant to the Merger Agreement, which opinion was based on and subject to the various procedures followed, assumptions made, qualifications and limitations on the review undertaken and the other matters considered by Houlihan Lokey in connection with the preparation of its opinion. For purposes of Houlihan Lokey’s opinion, “Excluded Holders” refers to the FP Investors, any other beneficial owner of shares of Series A Preferred Stock or Series B Preferred Stock, holders that contribute shares of Common Stock or Preferred Stock to Parent in connection with the Merger, and their respective affiliates.

Houlihan Lokey’s opinion was furnished for the use of the Special Committee (in its capacity as such), only addressed the fairness, from a financial point of view and as of January 4, 2018, of the Merger Consideration to be received by holders of Common Stock (other than Excluded Holders) in the Merger pursuant to the Merger Agreement and did not address any other term, aspect or implication of the Merger or any other agreement, arrangement or understanding. The summary of Houlihan Lokey’s opinion in this proxy statement is qualified in its entirety by reference to the full text of Houlihan Lokey’s written opinion, which is attached as Annex C to this proxy statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and the other matters considered by Houlihan Lokey in connection with the preparation of its opinion. Neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Special Committee, the Board, the Company, any security holder or any other party as to how to act or vote with respect to any matter relating to the Merger or otherwise.

Purposes and Reasons of Purchaser Filing Parties for the Merger (Page 47)

For a full description of the purposes and reasons of the Purchaser Filing Parties for the Merger, see “Special Factors—Purposes and Reasons of Purchaser Filing Parties for the Merger” beginning on page 47.

Purposes and Reasons of the Company for the Merger (Page 48)

The Company’s purpose for engaging in the Merger is to enable its stockholders to receive the Merger Consideration, which represents a premium of approximately 119% over the closing price of the Common Stock as quoted on the OTCQX of $0.16 per share on January 3, 2018, the last trading day before the announcement of the Merger.

Certain Effects of the Merger (Page 49)

If the conditions to the closing of the Merger are either satisfied or waived, Merger Sub will be merged with and into the Company, the separate corporate existence of Merger Sub will cease and the Company will continue its corporate existence under Delaware law as the surviving corporation in the Merger and a wholly owned indirect subsidiary of Parent. At the effective time of the Merger, each share of Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than shares held by (a) Parent or Merger Sub, (b) the Company in treasury or any wholly owned subsidiary of the Company, (c) holders of Common Stock who have properly demanded appraisal rights (and who have not failed to perfect or effectively withdraw such demand or otherwise waive or lose their rights to appraisal), as described more fully under “Special Factors—Certain Effects of the Merger” on page 49, and (d) the Rollover Investors) will be converted into the right to receive $0.35, in cash, without interest and less any required withholding taxes, and automatically canceled. The Rollover Investors have entered into the Rollover Agreement, pursuant to which the Rollover Investors have agreed to contribute all Rollover Shares to Parent. Upon completion of the Merger, our Common Stock will no longer be publicly traded, and our stockholders (other than Parent directly, and the Rollover Investors indirectly) will cease to have any ownership interest in the Company. For a full description of certain effects of the Merger, see “Special Factors—Certain Effects of the Merger” on page 49.

Treatment of Company Equity Awards (Page 75)

At the effective time of the Merger, each unvested option to purchase Common Stock under the Company’s 2010 Equity Incentive Plan and the Company’s 2014 Equity Incentive Plan (the “Company Plans”) that is outstanding immediately before the effective time of the Merger will be canceled for no consideration. Each outstanding vested option will be canceled in exchange for the right to receive a lump-sum cash payment equal to the product of (a) the excess, if any, of (i) the $0.35 per share Merger Consideration over (ii) the per-share exercise price for such option and (b) the total number of shares of common stock underlying such option, less applicable taxes required to be withheld. All of the Company’s outstanding vested options to purchase Common Stock have a per-share exercise price greater than $0.35; therefore, all of such options will be canceled without consideration.

In addition, at the effective time of the Merger, each unvested restricted stock unit (“RSU”) granted under the Company Plans that is outstanding immediately before the effective time of the Merger will be canceled for no consideration. Each RSU that will be vested as of the effective time of the Merger, but not previously settled in shares of Common Stock before the effective time of the Merger, will be canceled in exchange for the right to receive a lump-sum cash payment equal to the product of (i) the $0.35 per share Merger Consideration and (ii) the number of shares of common stock subject to such RSU, less applicable taxes required to be withheld.

All such payments will be made by the surviving corporation, without interest at the effective time of the Merger or as soon as practicable thereafter, and in no event later than the date that is the later of five business days after the effective time and the date of the Company’s first regularly scheduled payroll after the effective time.

Interests of the Company’s Directors and Executive Officers in the Merger (Page 54)

In considering the recommendations of the Special Committee and of the Board of Directors with respect to the Merger Agreement, you should be aware that, aside from their interests as stockholders of the Company, the Company’s directors and executive officers have interests in the Merger that are different from, or in addition to, those of other stockholders of the Company generally. In particular, David A. Jones Jr., the chairman of the Board of Directors, is an affiliate of, and has a financial interest in, Chrysalis, which is a Rollover Investor and also is a Rollover Investor in his personal capacity as the holder, through a trust of which he is the trustee, of Rollover Shares; Ezra Perlman, a member of the Board of Directors, is an affiliate of, and has a financial interest in, the FP Investors; and Kraig McEwen, a member of the Board of Directors, is a director designated by the FP

Investors. Messrs. Jones, Perlman and McEwen are sometimes referred to in this proxy statement as the “Affiliated Directors.” The FP Investors, through their control of Parent, will control the Company after the Merger and the Affiliated Directors will each become directors of Parent following completion of the Merger in accordance with the terms of a stockholders agreement to be entered into by the equity holders of Parent pursuant the Rollover Agreement the “Parent Stockholders Agreement”). In addition, each of Mr. Jones and Mr. Perlman will retain an indirect financial interest in the Company through their ownership interest in Parent as a result of the contribution of Rollover Shares in which they have a financial interest to Parent pursuant to the Rollover Agreement.

In addition to the foregoing, other interests of executive officers and directors that may be different from or in addition to the interests of the Company’s stockholders include the fact that:

•	certain of the Company’s executive officers, Jeffery A. Surges and Vincent E. Estrada, have entered into employment agreements that provide for the acceleration of vesting of equity awards upon the effectiveness of the Merger, as well as certain severance benefits upon a qualifying termination after the Merger;

•	pursuant to the Company’s standard director compensation policy, vesting of unvested RSUs held by the Company’s directors will accelerate upon the effectiveness of the Merger;

•	the Company’s executive officers as of the effective time of the Merger will become the initial executive officers of the surviving corporation;

•	Mr. Surges, as chief executive officer of the Company, will also be entitled to serve on the board of directors of the Company pursuant to the Parent Stockholders Agreement as long as he remains chief executive officer of the Company; and

•	the Company’s directors and executive officers are entitled to continued indemnification and insurance coverage under the Merger Agreement, and the Company’s directors and certain executive officers are entitled to continued indemnification and insurance coverage under indemnification agreements.

These interests are discussed in more detail in the section entitled “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 54. The Special Committee and the Board of Directors were aware of the different or additional interests described herein and considered those interests along with other matters in recommending and/or approving, as applicable, the Merger Agreement and the related transactions contemplated thereby (excluding the transactions contemplated by the Rollover Agreement).

Voting and Support Agreement (Page 95)

Concurrently with the execution and delivery of the Merger Agreement, the Sponsor Entities entered into the Voting Agreement with the Company. Pursuant to the Voting Agreement, the Sponsor Entities have agreed, unless the Board of Directors or the Special Committee has changed its recommendation that the stockholders adopt the Merger Agreement, to vote all shares of the Company’s capital stock owned by them in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby and against any other action or agreement not recommended by the Board of Directors that would reasonably be expected to (i) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, (ii) result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled or (iii) impede, frustrate, interfere with, delay, postpone or adversely affect the Merger and the other transactions contemplated by the Merger Agreement. For more information, see “Voting and Support Agreement” beginning on page 95.

Rollover Agreement (Page 59)

Concurrently with the execution and delivery of the Merger Agreement, the Rollover Investors and Parent entered into the Rollover Agreement, pursuant to which the Rollover Investors agreed to contribute the Rollover

Shares to Parent in exchange for common stock of Parent immediately before the effective time of the Merger. After the completion of the transactions contemplated by the Rollover Agreement, the only outstanding common stock of Parent will be the shares issued to the Rollover Investors in exchange for the Rollover Shares and the shares held by the FP Investors (or their affiliates) in connection with their investment in Parent. For more information, see “Special Factors—Rollover Agreement” beginning on page 59.

Material U.S. Federal Income Tax Consequences of the Merger (Page 59)

If you are a U.S. holder, the receipt of cash in exchange for common stock pursuant to the Merger will generally be a taxable transaction for U.S. federal income tax purposes. You are encouraged to consult your own tax advisors regarding the particular tax consequences to you of the exchange of shares of common stock for cash pursuant to the Merger in light of your particular circumstances (including the application and effect of any state, local or foreign income and other tax laws). For more information, see “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 59.

Rights of Stockholders Who Seek Appraisal (Page 114 and Annex B)

Stockholders who do not vote for the adoption of the Merger Agreement are entitled to appraisal rights under the General Corporation Law of the State of Delaware (the “DGCL”) in connection with the Merger, but only if they fully comply with all of the applicable legal requirements of Section 262 of the DGCL, which are summarized in this proxy statement under “Appraisal Rights” beginning on page 114 and set forth in their entirety in Section 262 of the DGCL (attached to this proxy statement as Annex B). This means that you may be entitled to have the fair value of your shares of Common Stock determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the $0.35 per share Merger Consideration if you follow exactly the procedures specified under the DGCL. The ultimate amount you may receive in an appraisal proceeding may be less than, equal to or more than the amount you would have received under the Merger Agreement.

To exercise your appraisal rights, you must, among other things, submit a written demand for appraisal to the Company before the vote is taken on the adoption of the Merger Agreement and you must not vote (either in person or by proxy) in favor of the Merger Proposal (and must not fail to perfect or effectively withdraw or otherwise waive or lose your rights to appraisal). Your failure to follow exactly the procedures specified under the DGCL may result in the loss of your appraisal rights. See “Appraisal Rights” beginning on page 114 and the text of the Delaware appraisal rights statute reproduced in its entirety as Annex B to this proxy statement. If you hold your shares of Common Stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by your bank, brokerage firm or other nominee. In view of the complexity of the DGCL relating to appraisal rights, stockholders who may wish to pursue appraisal rights should consult their own legal counsel promptly. The discussion of appraisal rights in this proxy statement is not a full summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, a copy of which is attached to this proxy statement as Annex B.

Solicitation of Acquisition Proposals (Page 83)

The Merger Agreement provides that the Company was permitted to actively initiate, solicit and encourage Acquisition Proposals (as defined below in “The Merger Agreement—Solicitation of Acquisition Proposals”) from third parties until 11:59 p.m., Central time, on February 18, 2018, which we refer to as the “Go-Shop Period.” The Special Committee retained Raymond James & Associates, Inc. (“Raymond James”) to serve as its financial advisor in soliciting proposals during the Go-Shop Period. As discussed in more detail in “Special Factors—Background of the Merger—Subsequent Events,” the Go-Shop Period expired with no party submitting an Acquisition Proposal.

Commencing at 12:00 a.m., Central time, on February 19, 2018, which we refer to as the “No-Shop Period Start Date,” the Company was required to cease all existing discussions or negotiations with any person with respect to any Acquisition Proposal, except as otherwise provided below, and may not solicit any Acquisition Proposals.

If the Company receives a written Acquisition Proposal after the No-Shop Period Start Date and prior to obtaining stockholder approval of the Merger Agreement, the Company will be permitted to engage in discussions and negotiations regarding such Acquisition Proposal if the Special Committee determines in good faith (after consultation with independent legal counsel and a financial advisor of internationally recognized reputation) that such Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Proposal (the meanings of Acquisition Proposal and Superior Proposal are defined below in “The Merger Agreement—Solicitation of Acquisition Proposals” beginning on page 83). Further, the Company is permitted to, among other things, engage, enter into and participate in discussions and negotiations with certain parties, which we refer to as the Excluded Parties, who during the Go-Shop Period made a bona fide written Acquisition Proposal that the Special Committee has determined in good faith (after consultation with independent legal counsel and a financial advisor of internationally recognized reputation) constitutes, or could reasonably be expected to result in, a Superior Proposal.

The Board is prohibited from taking certain actions enumerated in the Merger Agreement that would amount to a change in the recommendation of the Board to the stockholders to approve the Merger Agreement, unless, prior to obtaining stockholder approval of the Merger Proposal, the Special Committee determines in good faith (after consultation with independent legal counsel and a financial advisor of internationally recognized reputation) that an Acquisition Proposal constitutes a Superior Proposal.

Financing (Page 63)

We anticipate that the total funds needed by Parent and Merger Sub to:

•	pay our stockholders and holders of equity awards the amounts due to them under the Merger Agreement upon the consummation of the Merger; and

•	pay related fees and expenses in connection with the Merger and associated transactions will be approximately $15.4 million.

We anticipate that the funds needed to pay the amounts described above will be obtained as follows:

•	Equity Financing to be provided to Parent by the FP Investors or other parties to whom it assigns a portion of its commitment, in an aggregate amount of up to $15.0 million; and

•	Debt Financing to Merger Sub in the form of a senior secured term loan facility and a senior secured revolving credit facility in an aggregate principal amount of $47 million, on the terms and subject to the conditions set forth in the debt commitment letter entered into with PNC, dated as of January 4, 2018 (the “Debt Commitment Letter”).

See “Special Factors—Financing” on page 63. The obtaining of financing is not a condition to the obligations of Parent and Merger Sub to effect the Merger pursuant to the terms of the Merger Agreement.

Guarantee (Page 64)

Pursuant to a Guarantee dated January 4, 2018, delivered by the FP Investors (the “Guarantors”) in favor of the Company (the “Guarantee”), the Guarantors have agreed to guarantee the payment obligations of Parent and Merger Sub if and to the extent such amounts are payable under the Merger Agreement, subject to an aggregate cap of the aggregate Merger Consideration plus certain expenses.

Termination and Termination Fee (Page 64)

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement by the Company if, before the approval of the Company’s stockholders, the Special Committee authorizes the Company to enter into a definitive agreement with respect to a Superior Proposal pursuant to the terms of the Merger Agreement, the Company will be required to pay Parent a termination fee of reasonable and documented out-of-pocket fees and expenses (including legal fees and expenses) up to $2.0 million. In addition to the foregoing termination right, and subject to certain limitations, (i) the Company or Parent may terminate the Merger Agreement if the Merger is not consummated by June 4, 2018, and (ii) the Company and Parent may mutually agree to terminate the Merger Agreement.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers address briefly some questions you may have regarding the Special Meeting, the Merger Agreement and the Merger. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement for further information.

Q: What is the proposed transaction?

A: The proposed transaction is the merger of Merger Sub with and into the Company pursuant to the Merger Agreement. If the Merger is consummated, the Company will become a privately held company, wholly owned indirectly by Parent.

Q: What will I receive in the Merger?

A: If the Merger is completed and you do not properly exercise appraisal rights, you will be entitled to receive the $0.35 per share cash Merger Consideration, without interest and less any applicable withholding taxes, for each common stock that you own.

Q: When and where is the Special Meeting?

A: The Special Meeting will take place on April 24, 2018, starting at 9:00 a.m., Central time, at DLA Piper LLP (US), 444 West Lake Street, Suite 900, Chicago, Illinois 60606.

Q: What matters will be voted on at the Special Meeting?

A: You will be asked to vote on the following proposals:

•	to approve the Merger Proposal;

•	to approve the Adjournment Proposal;

•	to approve the Compensation Proposal; and

•	to act upon other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

Q: What constitutes a quorum for the Special Meeting?

A: The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of the capital stock of the Company entitled to vote at the meeting on the record date, on an as-converted basis, will constitute a quorum, permitting the Company to conduct its business at the Special Meeting. Under the Voting Agreement, the Rollover Investors agreed to vote all shares of capital stock they own in favor of adoption of the Merger Agreement, and the presence of these shares ensures a quorum at the Special Meeting.

Q: What vote of our stockholders is required to approve the Merger Agreement?

A: The consummation of the Merger is conditioned upon the approval of a resolution to adopt the Merger Agreement by the affirmative vote of holders of a majority of the outstanding shares of our capital stock, voting together as a single class on an as-converted basis. Pursuant to our certificate of incorporation, shares of Common Stock are entitled to one vote per share, and shares of Preferred Stock are entitled to one vote for each share of Common Stock that would be issuable upon conversion of such shares of Preferred Stock on the Record Date. Under the Voting Agreement, the Sponsor Entities, as holders of approximately 68% of the outstanding shares of capital stock on an as-converted basis as of the date of the Voting Agreement, agreed to vote all shares they own in favor of adoption of the Merger Agreement, and the presence of these shares ensures a quorum at the Special Meeting. In addition, the Merger Agreement makes stockholder approval of the proposal to adopt the Merger Agreement a condition to the parties’ obligations to consummate the Merger. If you fail to vote on the Merger Proposal, the effect will be the same as a vote “AGAINST” the Merger Proposal.

As of the Record Date, a total of 23,255,102 shares of our Common Stock, 52,000 shares of our Series A Preferred Stock and 17,500 shares of our Series B Preferred Stock were outstanding and entitled to vote. As of the Record Date, the outstanding shares of Preferred Stock were convertible into a total of 25,820,613 shares of Common Stock, meaning that a total of 49,075,715 shares of Common Stock were deemed outstanding for purposes of voting on the matters set forth in this proxy statement, 33,451,797 shares of which were held by the Sponsor Entities.

Each of the directors and executive officers of the Company has informed the Company that, as of the date of this proxy statement, he or she intends to vote in favor of the adoption of the Merger Agreement.

Q. Am I entitled to exercise appraisal rights under the DGCL instead of receiving the $0.35 per share Merger Consideration for my shares of Common Stock?

A. Stockholders who do not vote (in person or by proxy) in favor of the adoption of the Merger Agreement are entitled to exercise appraisal rights under the DGCL in connection with the Merger if they take certain actions and meet certain conditions. For additional information, see “Appraisal Rights” beginning on page 114. For the full text of Section 262 of the DGCL, please see Annex B hereto. Because of the complexity of the DGCL relating to appraisal rights, if you may wish to exercise your appraisal rights, we encourage you to consult with your own legal counsel promptly.

Q: What vote of our stockholders is required to approve other matters to be presented at the Special Meeting?

A: The Adjournment Proposal and the Compensation Proposal each require the affirmative vote of holders of a majority of the shares of capital stock, voting together as a single class on an as-converted basis, present in person or represented by proxy at the Special Meeting and entitled to vote on the matter. Pursuant to our certificate of incorporation, shares of Common Stock are entitled to one vote per share, and shares of Preferred Stock are entitled to one vote for each share of Common Stock that would be issuable upon conversion of such shares of Preferred Stock on the Record Date.

Q: Why am I being asked to vote on the Compensation Proposal?

A: SEC rules require us to seek an advisory, non-binding vote with respect to certain categories of compensation that may be provided to named executive officers in connection with a merger transaction.

Q: What will happen if stockholders do not approve the Compensation Proposal?

A: Approval of the Compensation Proposal is not a condition to the completion of the Merger. This vote is an advisory vote and will not be binding on the Company. Therefore, if stockholders approve the Merger Proposal by the requisite majorities and the Merger is completed, the payments that are the subject of the Compensation Proposal vote may become payable to the named executive officers regardless of the outcome of such vote.

Q: How does the Board of Directors recommend that I vote?

A: Based in part on the unanimous recommendation of the Special Committee, the Board of Directors recommends unanimously that our stockholders vote:

•	“FOR” approval of the Merger Proposal;

•	“FOR” approval of the Adjournment Proposal; and

•	“FOR” approval of the Compensation Proposal.

You should read “Special Factors—Reasons for the Merger; Recommendation of the Special Committee; Recommendation of the Board of Directors; Fairness of the Merger” beginning on page 29 for a discussion of the factors that the Special Committee and the Board of Directors considered in deciding to recommend and/or approve, as applicable, the Merger Agreement. See also “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 54.

Q: What effects will the Merger have on the Company?

A: Shares of the Company’s Common Stock are currently registered under the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act,” and are quoted on the OTCQX under the symbol “CNXR.” As a result of the Merger, the Company will cease to be a publicly traded company and will be wholly owned indirectly by Parent. Following the consummation of the Merger, the registration of the Common Stock and our reporting obligations with respect to the Common Stock under the Exchange Act will be terminated upon application to the SEC. In addition, upon the consummation of the Merger, the Common Stock will no longer be listed on any stock exchange or quotation system, including on the OTCQX.

Q: What will happen to my options and restricted share awards under the Company Plans?

A: At the effective time of the Merger, each unvested option you hold to purchase common stock under the Company Plans that is outstanding immediately before the effective time of the Merger will be canceled for no consideration. Each outstanding vested option will be canceled in exchange for the right to receive a lump-sum cash payment equal to the product of (a) the excess, if any, of (i) the $0.35 per share Merger Consideration over (ii) the per-share exercise price for such option and (b) the total number of shares of common stock underlying such option, less applicable taxes required to be withheld. All of the Company’s outstanding vested options to purchase Common Stock have a per-share exercise price greater than $0.35; therefore, all of such options will be canceled without consideration.

In addition, at the effective time of the Merger, each unvested RSU granted under the Company Plans that is outstanding immediately before the effective time of the Merger will be canceled for no consideration. Each RSU that will be vested as of the effective time of the Merger, but not previously settled in shares of Common Stock before the effective time of the Merger, will be canceled in exchange for the right to receive a lump-sum cash payment equal to the product of (i) the $0.35 per share Merger Consideration and (ii) the number of shares of common stock subject to such RSU, less applicable taxes required to be withheld.

All such payments will be made by the surviving corporation, without interest at the effective time of the Merger or as soon as practicable thereafter, and in no event later than the date that is the later of five business days after the effective time and the date of the Company’s first regularly scheduled payroll after the effective time.

Q: What will happen if the Merger is not consummated?

A: If the Merger is not consummated for any reason, the Company’s stockholders will not receive any payment for their shares of capital stock in connection with the Merger. Instead, the Company will remain a public company and the Common Stock will continue to be registered under the Exchange Act, with shares quoted on the OTCQX or another over-the-counter market. Under specified circumstances, if the Merger Agreement is terminated, the Company may be required to reimburse the out-of-pocket expenses of Parent, Merger Sub and their affiliates incurred in connection with the Merger up to a maximum of $2 million. See “The Merger Agreement—Termination of the Merger Agreement” beginning on page 92 and “The Merger Agreement—Termination Fee and Expenses” beginning on page 93.

Q: What do I need to do now?

A: We urge you to read this entire proxy statement carefully, including its annexes and the documents referred to or incorporated by reference in this proxy statement, as well as the related Schedule 13E-3, including the exhibits thereto, filed with the SEC, and to consider how the Merger affects you.

If you are a stockholder of record, you can ensure that your shares are voted at the Special Meeting by submitting your proxy via:

•	telephone, using the toll-free number listed on your proxy card;

•	the Internet, at the address provided on your proxy card; or

•	mail, by completing, signing, dating and mailing your proxy card and returning it in the envelope provided.

If you hold your Common Stock in “street name” through a broker, bank or other nominee, you should follow the directions provided by it regarding how to instruct it to vote your shares. Without those instructions, your shares will not be voted, which will have the same effect as voting “AGAINST” approval of the Merger Proposal and will have no effect on the Adjournment Proposal and the Compensation Proposal.

Q: Should I send in my evidence of ownership now?

A: No. After the Merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your Common Stock for the $0.35 per share Merger Consideration. If your Common Stock is held in “street name” by your broker, bank or other nominee, you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to effect the surrender of your “street name” Common Stock in exchange for the $0.35 per share Merger Consideration. Please do not send in your evidence of ownership now.

Q: Can I revoke my proxy and voting instructions?

A: Yes. You can revoke your proxy and voting instructions at any time before your proxy is voted at the Special Meeting. If you are a stockholder of record, you may revoke your proxy by notifying the Company’s Secretary in writing at Connecture, Inc., 18500 West Corporate Drive, Suite 250, Brookfield, Wisconsin 53045, by submitting a new proxy by telephone, the Internet or mail, in each case, dated after the date of the proxy being revoked, or by attending the Special Meeting and voting in person (but simply attending the Special Meeting will not cause your proxy to be revoked).

Please note that if you hold your Common Stock in “street name” and you have instructed a broker, bank or other nominee to vote your common stock, the above-described options for revoking your voting instructions do not apply, and instead you must follow the instructions received from your broker, bank or other nominee to revoke your voting instructions.

Q: What does it mean if I get more than one proxy card?

A: If your shares of Common Stock are registered differently or held in more than one account, you will receive more than one proxy card. Please complete and return all of the proxy cards you receive (or submit each of your proxies by telephone or the Internet, if available to you) to ensure that all of your shares of Common Stock are voted.

If your shares of Common Stock are held through a broker, bank or other nominee, you will receive either a voting form or a proxy card from the nominee with specific instructions about the voting methods available to you. As a beneficial owner, in order to ensure your shares of Common Stock are voted, you must provide voting instructions to the broker, bank or other nominee by the deadline provided in the materials you receive from them.

Q: Who will count the votes?

A: A representative of the Company will count the votes and act as an inspector of election.

Q: Who can help answer my other questions?

A: If you have more questions about the Merger, or require assistance in submitting your proxy or voting your common stock or need additional copies of the proxy statement or the enclosed proxy card, please contact our Investor Relations representative at (262) 432-8282.

If your broker, bank or other nominee holds your common stock, you can also call your broker, bank or other nominee for additional information.

SPECIAL FACTORS

Background of the Merger

The Company completed its initial public offering of its Common Stock in December 2014. Since that time, the Board and senior management regularly review the Company’s business, operations, financial performance and strategic direction. As part of this evaluation, the Board considers the Company’s long-term strategies and plans, changes in the industry and markets in which the Company operates, execution opportunities and risks and other considerations.

Beginning in August 2015, the Company and the Board began consideration of potential alternatives for raising additional capital. Throughout September and October 2015, the Board solicited the advice of representatives of Raymond James with respect to potential alternatives for raising additional capital, including public or private equity capital or subordinated debt financing. In November 2015, the Company, at the Board’s direction, retained Raymond James to serve as its financial advisor to seek additional capital for the Company through a private placement of equity securities. At the direction of the Board, representatives of Raymond James contacted potential strategic and financial sponsors, including Francisco Partners, to assess their interest in exploring a private placement of the Company’s equity securities.

In later November and early December 2015, after assessing the results of the initial outreach by Raymond James, the Company and the Board determined to explore other capital raising alternatives, including a public equity offering. On January 8, 2016, at the direction of the Board, the Company filed a shelf registration statement on Form S-3 with the SEC to preserve its ability to conduct a public equity offering. As the Company continued to assess potential interest in a public offering, in January 2016, members of the Company’s management and representatives of Francisco Partners resumed previous discussions regarding a private placement of securities. On February 2, 2016, Francisco Partners submitted a non-binding term sheet for a private placement of preferred equity securities.

On February 3, 2016, the Board met to consider the Francisco Partners proposal and created a special committee of independent directors, consisting of Vickie Capps, Russ Thomas and Paul Kusserow, with the authority to evaluate and negotiate financing alternatives for the Company on behalf of the Board (the “February 2016 Special Committee”). Ms. Capps served as chair. On February 5, 2016, the February 2016 Special Committee met and authorized representatives of Raymond James to both negotiate terms of a potential private placement of equity securities with Francisco Partners and to continue to explore other capital raising alternatives, including a public offering of equity securities and obtaining additional debt financing. After further negotiation and consideration, on February 19, 2016, upon the unanimous recommendation of the February 2016 Special Committee, the Board authorized the Company to enter into a non-binding term sheet with Francisco Partners with respect to a potential private placement of the Company’s equity securities and authorized representatives of Raymond James and the Company’s legal counsel, DLA Piper LLP (US) (“DLA Piper”), to negotiate with Francisco Partners with respect to the final terms of such an investment. At such meeting, David A. Jones, Jr., chairman of the Board and an affiliate of Chrysalis, a significant stockholder of the Company, disclosed to the Board that Chrysalis would consider participating in a potential equity financing with Francisco Partners and recused himself from the deliberations and vote of the Board to authorize the Company to execute the Francisco Partners term sheet.

Between February 19, 2016 and March 11, 2016, representatives of the Company and Francisco Partners continued negotiations with respect to the terms of an equity investment by Francisco Partners in the Company. During such time, the February 2016 Special Committee continued to meet to oversee such negotiations.

On March 11, 2016, the Board approved the issuance of 52,000 shares of newly created Series A Preferred Stock to the FP Investors and Chrysalis for an aggregate purchase price of $52 million. The Board was fully informed of Mr. Jones’ affiliation with Chrysalis in providing its approval. The shares of Series A Preferred Stock were issued pursuant to an investment agreement, dated March 11, 2016, as amended, by and among the

Company and the Sponsor Entities. Following entry into the investment agreement, the Company sought the approval of the Company’s stockholders, in accordance with the listing rules of the Nasdaq Global Market, of the issuance of the Series A Preferred Stock to the Sponsor Entities. The proposal to approve the financing was approved by the Company’s stockholders at the Company’s annual meeting of stockholders held on April 28, 2016, with 99% of votes cast (excluding broker non-votes) voting in favor of the proposal. On May 2, 2016, the Company and the Sponsor Entities closed the financing and entered into an investor rights agreement that provided, among other items, the Sponsor Entities with certain registration rights with respect to the Series A Preferred Stock and the Company’s Common Stock, as well as giving Francisco Partners the right to designate a member of the Board under certain circumstances. Pursuant to the investor rights agreement, Francisco Partners designated Ezra Perlman to the Board. As of the closing of the financing, the Series A Preferred Stock represented approximately 34% of the Company’s outstanding capital securities (on an as-converted basis). A portion of the proceeds was used to repay the outstanding borrowings under the Company’s subordinated term loan that the Company had in place prior to the financing. In addition, following the closing, on June 8, 2016, the Company amended and restated its credit facility with Wells Fargo to, among other items, increase the size and extend the maturity date of its existing term loan, provide access to a new revolving line of credit and modify certain operating covenants.

In January 2017, the Company’s management and the Board determined that the Company required additional capital investment to fund its future operations. At a meeting of the Board on January 17, 2017, the Board created a special committee of independent directors, consisting of Vickie Capps, Russ Thomas and John Ansay, with the authority to evaluate and negotiate financing alternatives for the Company on behalf of the Board (the “January 2017 Special Committee”). Ms. Capps again served as chair. Beginning on January 21, 2017, the January 2017 Special Committee met to discuss financing alternatives, including expansion or modification of the Company’s credit facility, additional debt financing or the issuance of public or private equity securities. On January 28, 2017, the January 2017 Special Committee determined to retain Raymond James as its independent financial advisor and authorized Raymond James to begin discussions with potential financing sources. Raymond James subsequently contacted potential sponsors with respect to equity investment alternatives and the Company engaged in discussions with potential new debt financing sources, as well as with its senior lender with respect to potential modifications to the Company’s existing credit facility. The representatives of Raymond James also engaged with Francisco Partners with respect to the potential terms of an additional equity investment in the Company.

On February 6, 2017, Francisco Partners submitted a non-binding term sheet for an additional equity investment in the Company. Following receipt of the proposal, the January 2017 Special Committee authorized Raymond James and representatives of DLA to negotiate, with oversight by the special committee, the terms of a potential additional investment by Francisco Partners while also continuing to seek other alternative sources of financing. Between February 6, 2017 and March 10, 2017, representatives of the Company and Francisco Partners continued negotiations with respect to the terms of an equity investment by Francisco Partners in the Company. On March 7, 2017, after evaluating other potential financing alternatives available to the Company, the January 2017 Special Committee unanimously determined that an additional equity investment by Francisco Partners (with Chrysalis also participating) was in the best interests of the Company and its stockholders and recommended that the Board consider and approve the terms of such transaction. In doing so, the January 2017 Special Committee, whose members also consisted of all members of the Company’s audit committee, considered and approved the participation of Francisco Partners and Chrysalis in such transaction, acknowledging the fact that Ezra Perlman and David A. Jones, Jr. were both members of the Board.

On March 7, 2017, the Board (with Messrs. Perlman and Jones abstaining) voted unanimously to approve the issuance of 17,500 shares of newly created Series B Preferred Stock to the Sponsor Entities for an aggregate purchase price of $17.5 million. The financing transaction closed on March 10, 2017, and, simultaneously with the closing of the financing transaction, the Company and its senior lender, Wells Fargo, agreed to amend the Company’s existing credit facility to, among other things, defer certain required repayments and modify certain operating covenants, which modified covenants included a requirement that the Company achieve a higher level of liquidity by April 1, 2018. In connection with the closing, the Company entered into an additional investor rights agreement that provided, among other items, the Sponsor Entities with certain registration rights with respect to the Series B Preferred Stock and the Common Stock, as well as giving Francisco Partners the right to designate a proportionate share of the Board based upon its percentage ownership of the Company’s outstanding securities on an as-converted basis, rounded up to the nearest whole director in certain circumstances. In addition, the size of the Board was increased by one director, which seat was filled by Kraig McEwen upon designation by the FP Investors. Francisco Partners has not otherwise exercised its right to appoint additional directors to the Board and has agreed to refrain from doing so throughout the term of the Voting Agreement (as more fully described in the section entitled “Voting and Support Agreement” beginning on page 95). As of the closing of the Series B Preferred Stock financing, the FP Investors held approximately 56% of the Company’s outstanding capital securities (on an as-converted basis). For additional discussion of the Series A Preferred Stock and Series B Preferred Stock private placement transactions with the Sponsor Entities, see the section entitled “Important Information Regarding Connecture—Private Placement Transactions” beginning on page 96.

In May 2017, the Company received an unsolicited, non-binding expression of interest from a strategic sponsor (“Sponsor A”) with respect to a potential acquisition of the Company’s Medicare business. At a meeting held on May 10, 2017, the Board reviewed the proposal and determined that it was not in the best interests of the Company or its stockholders because it would not, in the Board’s view, deliver sufficient value to the Company’s stockholders in light of the effect that divesting the Company’s Medicare business potentially would have on the remaining value of the Company. The Board instructed management to inform Sponsor A that the Company was not interested in pursuing a divestiture of the Medicare business at such time, which management did. In response, Sponsor A informed the Company that it was interested in entering into a confidentiality agreement so that it could assess whether it would be interested in pursuing a potential acquisition of the entire Company. On May 31, 2017, the Company and Sponsor A entered into a confidentiality agreement with a standstill provision (which provision did not include any “don’t ask, don’t waive” restrictions and would fall away upon the announcement of a sale of the Company to a different sponsor).

On July 24, 2017, Sponsor A submitted a non-binding indication of interest to acquire the Company. The indication of interest did not include a fixed price per share for the Common Stock but indicated that Sponsor A would propose a cash purchase price in the range of $1 to $2 per share of Common Stock. On July 29, 2017, the Board met to review the proposal. The Board discussed the proposal and received a presentation with respect to its fiduciary duties from a representative of DLA Piper. Following discussion, the Board authorized management to provide additional information to Sponsor A to enable it to provide a more precise purchase price. The Board also discussed the Company’s potential capital requirements and the possibility of engaging a financial advisor to assist the Company with a review of its strategic alternatives. The Board then authorized management to begin discussions with Raymond James with respect to advising the Company on the transaction with Sponsor A and other potential strategic alternatives. From July 29, 2017 through August 24, 2017, representatives of Sponsor A continued to conduct a due diligence review of the Company.

On August 9, 2017, the Board held a regularly scheduled telephonic meeting, at which, among other items, it further discussed the proposal from Sponsor A. At the meeting it was noted that Sponsor A was still conducting its due diligence review of the Company and had indicated that it would need additional time to consider revising its proposal. At the meeting, representatives of Raymond James presented to the Board on potential next steps with Sponsor A. Also at the meeting, the Board created a special committee of independent directors, consisting of Vickie Capps, Russ Thomas, John Ansay and Paul Kusserow, with the authority to evaluate and negotiate strategic alternatives for the Company on behalf of the Board, including with Sponsor A (the “August 2017 Special Committee”). Ms. Capps again served as chair. The Board also determined that the Company should begin a process to evaluate other interest in a potential acquisition of the Company and authorized the August 2017 Special Committee to retain Raymond James as its financial advisor, subject to entry into an engagement letter acceptable to the members of the committee.

On August 11, 2017, at a telephonic meeting of the Board, representatives of Raymond James presented to the Board on potential next steps in a process to evaluate other interest in a potential acquisition of the Company.

On August 15, 2017, at a telephonic meeting of the Board, representatives of Raymond James presented to the Board potential strategic and financial sponsors that could be contacted as part of a process to evaluate interest in an acquisition of the Company. The Board discussed the potential sponsors and authorized Raymond James to contact such parties, in consultation with management and the August 2017 Special Committee.

On August 19, 2017, the August 2017 Special Committee met telephonically and reviewed proposed terms of an engagement letter with Raymond James to serve as its independent financial advisor in connection with an assessment of strategic alternatives. The special committee provided feedback on the proposed terms of the engagement letter and authorized Ms. Capps, as chair, and DLA Piper to negotiate the terms of the engagement letter consistent with the special committee’s guidance.

On August 24, 2017, the August 2017 Special Committee met telephonically. At the meeting, the August 2017 Special Committee reviewed revised proposed terms of the engagement letter with Raymond James. Following discussion, the August 2017 Special Committee unanimously voted to retain Raymond James as the special committee’s independent financial advisor. On August 24, 2017, the August 2017 Special Committee, the Company and Raymond James executed the engagement letter.

At the direction of the Board and the August 2017 Special Committee, from August 18, 2017 through November 21, 2017, representatives of Raymond James contacted 20 strategic parties (in addition to Sponsor A) and one financial sponsor (in addition to the Sponsor Entities) to assess their interest in exploring a transaction with the Company. The representatives of Raymond James focused their outreach efforts on strategic parties rather than financial sponsors based on their assessment that strategic parties would provide the highest potential valuation for the Company at such time and be better positioned to quickly assess any potential interest in a transaction with the Company. Of these parties, six potential strategic acquirors and one potential financial acquiror expressed an interest in such discussions and entered into confidentiality agreements with standstill provisions (none of which included “don’t ask, don’t waive” restrictions and all of which would fall away upon the announcement of a sale of the Company to a different sponsor). The Company provided management presentations to six potential acquirors that entered into confidentiality agreements. None of the parties contacted by Raymond James submitted an indication of interest to acquire the Company or indicated that such a proposal would be forthcoming.

On the evening of August 24, 2017, Sponsor A notified the Company (and subsequently Raymond James) that it no longer was interested in pursuing an acquisition of the Company and that it did not intend to submit a revised proposal. Sponsor A did not provide a specific reason for declining to further pursue a transaction other than that it did not believe that an acquisition of the entire Company provided it with the strategic value it required to support an offer. Mr. Surges notified the Board of Sponsor A’s determination and its feedback on the morning of August 25, 2017.

On September 22, 2017, the Board met telephonically and discussed, among other items, the status of the Company’s strategic alternative review process and the Company’s capital requirements. Representatives of Raymond James also presented to the Board with respect to its outreach process and feedback received.

On October 17, 2017, at a telephonic meeting, the Board approved the voluntary withdrawal of the Common Stock from listing on the Nasdaq Global Market. Previously, on May 4, 2017 and May 30, 2017, respectively, the Company had been notified by Nasdaq that the Company was no longer in compliance with the $15 million minimum market value of publicly held shares Nasdaq Global Market continued listing standard, as required by Nasdaq Listing Rule 5450(b)(2)(C), and the minimum bid price of $1 per share Nasdaq Global Market continued listing standard, as set forth in Nasdaq Listing Rule 5450(a)(1), and that if the Company did not regain compliance with such requirements by October 31, 2017 and November 27, 2017, respectively, its Common Stock would be subject to delisting by Nasdaq. Based on its assessment of the probability of the Company’s regaining compliance with the Nasdaq listing requirements by such dates, the Common Stock’s then-current trading volume and price, and the costs of seeking to maintain eligibility to list the Common Stock on the Nasdaq

Global Market, the Board determined that a delisting was imminent and that it would be in the best interests of the Company and its stockholders to withdraw from the Nasdaq Global Market in order to ensure an orderly transition to a different exchange. The Board also discussed the Company’s capital requirements and near-term liquidity constraints. The Board also received a presentation with respect to its fiduciary duties from a representative of DLA Piper. On October 30, 2017, at the Company’s instruction, the Common Stock ceased to trade on the Nasdaq Global Market and beginning October 31, 2017, was quoted on the OTCQX US Market, operated by OTC Markets, Inc., under the Company’s existing trading symbol “CNXR.”

At the request of the Board, on October 15, 2017, the Company’s management communicated to the Board information regarding management’s assessment of the Company’s capital requirements for fiscal 2018, including management’s belief that, absent a substantial capital infusion, the Company would breach the minimum liquidity covenant under its existing senior credit facility with Wells Fargo beginning on April 1, 2018. Given the Company’s near-term liquidity needs, between October 15, 2017 and November 13, 2017, Ms. Capps, as chair of the August 2017 Special Committee, discussed on multiple occasions with representatives of Francisco Partners the Company’s capital requirements and Francisco Partners’ potential willingness to provide the Company with additional access to capital. Additionally, on October 27, 2017, the Company’s management met with representatives of Francisco Partners to review the assessment previously provided to the Board on October 15, 2017.

On November 13, 2017, the Company received an indication of interest from Francisco Partners (the “Initial Proposal”) to acquire all of the outstanding common equity securities of the Company that it did not already own (the “Proposed Transaction”). Under the Initial Proposal, Francisco Partners offered to purchase all outstanding shares of the Common Stock at a purchase price of $0.30 per share, which represented a premium of approximately 30% to the unaffected closing price of $0.23 per share of the Common Stock on the OTCQX on November 10, 2017. The Initial Proposal also assumed that all of the Company’s outstanding Preferred Stock would be rolled over into a newly formed acquisition vehicle on the basis of the original cost of such shares plus all accrued but unpaid dividends. Additionally, the Initial Proposal contemplated that (i) there would be no financing contingency to the consummation of the Proposed Transaction, (ii) Francisco Partners would provide a fund guarantee of the proceeds required to consummate the Proposed Transaction, (iii) the definitive agreement for the Proposed Transaction would include a go-shop provision (the Initial Proposal did not specify the duration) and (iv) the only termination fee payable by the Company in the event that the definitive agreement for the Proposed Transaction is terminated by the Company would be Francisco Partners’ actual out-of-pocket expenses in connection with the Proposed Transaction (payable only in the event the Board terminated the definitive agreement to pursue a superior proposal).

On November 16, 2017, the August 2017 Special Committee met telephonically to discuss the Initial Proposal. At the meeting, Mr. Estrada, the Company’s then–Chief Financial Officer, presented to the August 2017 Special Committee on the Company’s liquidity needs and the potential that the Company’s senior lender would provide additional access to short-term capital under the Company’s existing credit facility and amend the debt covenants as necessary if the Company were to enter into a definitive agreement with a committed sponsor to acquire the Company. Representatives of DLA Piper then presented to the members of the August 2017 Special Committee with respect to their fiduciary duties and noted to the committee that representatives of Raymond James had indicated that Raymond James might have a potential conflict in providing an opinion in connection with the Proposed Transaction. The representatives of DLA Piper recommended that the August 2017 Special Committee retain independent financial and legal advisors in connection with its assessment of the Proposed Transaction.

On November 20, 2017, Ms. Capps, chair of the August 2017 Special Committee, had a telephonic discussion with representatives of Potter Anderson and DLA Piper to discuss the re-authorization and re-constitution of the committee in connection with the Proposed Transaction and the potential engagement of Potter Anderson as the committee’s independent legal advisor. The representatives of Potter Anderson introduced themselves and described their qualifications to serve as the special committee’s counsel. Ms. Capps indicated

that she, on behalf of the August 2017 Special Committee, would begin the process of contacting potential financial advisor candidates to potentially serve as the committee’s independent financial advisor. The August 2017 Special Committee subsequently formalized its engagement of Potter Anderson as its independent legal counsel pursuant to an engagement letter dated November 20, 2017.

On November 22, 2017, the August 2017 Special Committee held a telephonic meeting with representatives of Potter Anderson and DLA Piper in attendance. The representatives of DLA Piper reviewed the third-party solicitation process undertaken by the Company earlier in the year and the lack of firm proposals resulting from that process. The representatives of DLA Piper also provided an overview of the Initial Proposal and reported on discussions between DLA Piper and Kirkland & Ellis LLP (“Kirkland & Ellis”), Francisco Partners’ legal counsel, regarding the structure of the Proposed Transaction. Representatives of Potter Anderson then reviewed proposed resolutions of the Board to re-authorize and re-constitute a special committee of the Board to analyze, investigate, and negotiate the Proposed Transaction and any alternative transaction to the Proposed Transaction and to decline to recommend the Proposed Transaction or any alternative transaction to the Board (the “Formation Resolutions”). After the representatives of DLA Piper were excused from the meeting, Potter Anderson reviewed the special committee’s fiduciary duties and the general attributes of an effective special committee process, as well as attributes that the committee should consider in evaluating and selecting a financial advisor. Ms. Capps reported on her efforts with respect to the potential engagement of Houlihan Lokey. The August 2017 Special Committee then delegated authority to Ms. Capps to assess Houlihan Lokey as a potential financial advisor and, with the assistance of Potter Anderson, negotiate the terms of Houlihan Lokey’s engagement and report back to the committee for final approval of Houlihan Lokey’s engagement, as appropriate. The August 2017 Special Committee also discussed whether to retain Raymond James to assist the Company in conducting the go-shop process (at the direction of the special committee) in the event the committee and the Company were to determine to pursue the Proposed Transaction.

Later on November 22, 2017, Ms. Capps had a telephonic discussion with representatives of Houlihan Lokey to discuss Houlihan Lokey’s possible engagement as the special committee’s financial advisor and Houlihan Lokey subsequently provided to Ms. Capps certain information regarding, among other things, Houlihan Lokey’s qualifications, material engagements review with respect to Francisco Partners and Chrysalis over the prior two-year period, and the proposed senior team, scope of services and fee arrangement for such engagement.

On November 24, 2017, Houlihan Lokey provided to Ms. Capps a proposal letter and supplemental information providing an overview of Houlihan Lokey and its qualifications to serve as the special committee’s financial advisor, the senior team for the engagement, and the scope of and proposed fees for Houlihan Lokey’s services, if engaged.

On November 27, 2017, the August 2017 Special Committee held a telephonic meeting with representatives of Potter Anderson and DLA Piper in attendance. The representatives of DLA Piper and Potter Anderson and the committee discussed the status of the proposed draft of the Formation Resolutions and the process for the Board’s adoption of the same. After DLA Piper was excused from the meeting, the committee discussed the potential engagement of Houlihan Lokey as a financial advisor to the special committee, including Houlihan Lokey’s qualifications to serve as the special committee’s financial advisor and proposed fee arrangement for such engagement. The committee and Potter Anderson also discussed whether Raymond James should be retained to conduct a potential go-shop process on behalf of the Company (at the direction of the special committee), including the benefit, from an efficiency standpoint, of having Raymond James conduct the go-shop process given its institutional knowledge of the Company, familiarity with the universe of potential bidders from the third-party solicitation process earlier in the year, and experience in the healthcare space. The committee determined to engage Raymond James to conduct a potential go-shop process, subject to the successful negotiation of an amendment to the existing Raymond James engagement letter.

On November 28, 2017, the Board held a special telephonic meeting to discuss the Proposed Transaction and the re-authorization and re-constitution of a special committee of the Board to analyze, investigate, and negotiate the Proposed Transaction and any alternative transaction to the Proposed Transaction. The representatives of DLA Piper reviewed the proposed Formation Resolutions provided to the Board in advance of the meeting, including the authority to be delegated to the special committee to analyze, investigate, and negotiate the Proposed Transaction and any alternative transaction to the Proposed Transaction and to decline to recommend the Proposed Transaction or any alternative transaction to the Board. The representatives of DLA Piper also reviewed the proposed membership of the special committee, which would be comprised of Vickie Capps, John Ansay and Paul Kusserow, noting that each such member was independent and disinterested (other than as a director and stockholder of the Company) for purposes of evaluating the Proposed Transaction. The representative also reviewed the Board’s fiduciary duties. Following discussion, the Board approved the Formation Resolutions and re-authorized and re-constituted the special committee, which re-constituted special committee we refer to for purposes of this “Background of the Merger” section and elsewhere in this proxy statement as the “Special Committee.”

Also on November 28, 2017, Houlihan Lokey provided to the Special Committee and Potter Anderson a letter disclosing that Houlihan Lokey had not identified any engagements active since November 28, 2015 directly by Francisco Partners, Chrysalis or the Company pursuant to a written engagement letter to provide advisory services to such entities for which such entities paid fees to Houlihan Lokey. Houlihan Lokey and the Company also entered into a confidentiality agreement, dated November 28, 2017, in order to permit Houlihan Lokey to commence its work pending the negotiation of a mutually agreeable engagement letter.

On December 4, 2017, December 8, 2017 and December 9, 2017, at the direction of the Special Committee, representatives of Houlihan Lokey had telephonic discussions with representatives of Francisco Partners to discuss the Special Committee’s process, the timing of a potential counterproposal to Francisco Partners, Francisco Partners’ potential willingness to provide financing for the Company as an alternative to its Initial Proposal and Francisco Partners’ sources of financing and due diligence review process. Francisco Partners indicated that it was not interested in making a proposal to provide financing for the Company as an alternative to its Initial Proposal.

On December 7, 2017, Raymond James provided to the Special Committee a draft amendment to the Raymond James engagement letter to engage Raymond James to conduct the Company’s potential go-shop process at the direction of the Special Committee. Over the following days, the Special Committee, Potter Anderson and Raymond James negotiated the terms of the draft amendment.

On December 10, 2017, the Special Committee held a telephonic meeting with representatives of Potter Anderson and Houlihan Lokey, as well as Mr. Estrada, in attendance. Prior to Mr. Estrada and Houlihan Lokey joining the meeting, Potter Anderson and the Special Committee discussed the terms of Houlihan Lokey’s engagement, and Houlihan Lokey’s prior material engagements disclosure. The Special Committee determined that no material relationships existed between Houlihan Lokey, on the one hand, and Francisco Partners, Chrysalis or the Company, on the other, that would pose a conflict of interest with respect to the Proposed Transaction or that would otherwise impair Houlihan Lokey’s ability to provide financial advisory services to the Special Committee in an independent and disinterested manner. Following such discussion, the Special Committee unanimously approved the engagement of Houlihan Lokey, and thereafter Houlihan Lokey was formally engaged as of November 29, 2017. Mr. Estrada and representatives of Houlihan Lokey then joined the meeting. Mr. Estrada presented to the Special Committee certain financial projections relating to the Company for the fiscal years ending December 31, 2018 through December 31, 2023 and a weekly cash flow forecast for the weeks ending December 8, 2017 through March 30, 2018. With respect to the financial projections, Mr. Estrada discussed certain assumptions underlying the financial projections, including the assumption that the Company would be able to continue as a going concern by raising the capital required to continue funding its operations and to replace or amend the Company’s existing credit facility with Wells Fargo by April 1, 2018. With respect to the weekly cash flow forecast, Mr. Estrada noted management’s projection that the Company would likely not have sufficient available cash to fund operations beyond March 2018. After the Special Committee members asked, and Mr. Estrada answered, questions regarding the Company’s financial projections and weekly cash flow forecast, Mr. Estrada was excused from the meeting. Houlihan Lokey then reviewed with the Special Committee certain preliminary discussion materials, which included, among other things, (i) an overview of the Company’s financial circumstances and historical financial performance based on the Company’s public filings and discussions with the Company’s management, (ii) an overview of certain trading data for the Company, (iii) based on information from the Company’s management, an overview of the Company’s recent financial performance relative to its internal budget, and (iv) a list of certain potential strategic alternatives for the Company and potential next steps (see “Opinion of the Special Committee’s Financial Advisor—Preliminary Discussion Materials—December 10, 2017 Preliminary Discussion Materials” beginning on page 45 for more information). The Special Committee members also discussed with Houlihan Lokey the financial projections prepared by management and the desire for management to provide bankruptcy sensitivities to the going-concern projections to illustrate the financial impact of potential customer dislocations in connection with a bankruptcy given the Company’s assessment that there would be substantial doubt about the Company’s ability to continue as a going concern absent a substantial financing to maintain compliance with the Company’s existing debt agreements and fund operations. Houlihan Lokey discussed with the Special Committee Houlihan Lokey’s view regarding the limitations on certain alternatives to the Proposed Transaction given the Company’s financial circumstances. After the representatives of Houlihan Lokey were excused from the meeting, the Special Committee and Potter Anderson also discussed a draft amendment to the Raymond James engagement letter to retain Raymond James to conduct the Company’s potential go-shop process at the direction of the Special Committee.

On December 11, 2017, at the direction of the Special Committee, representatives of Houlihan Lokey had a telephonic discussion with representatives of Francisco Partners to discuss the status of the Special Committee’s process and the timing of a potential counterproposal to Francisco Partners. Additionally, the participants discussed Francisco Partners’ request to conduct customer due diligence calls.

On December 13, 2017, the Special Committee held a telephonic meeting with representatives of Potter Anderson and Houlihan Lokey in attendance. Potter Anderson provided an overview of the initial draft of the merger agreement for the Proposed Transaction prepared by DLA Piper at the direction of the Special Committee, including a review of the transaction structure and the fact that the Sponsor Entities would enter into a separate agreement providing for the rollover of their shares of Preferred Stock into the acquiring entity. Potter Anderson also noted its belief that the inclusion of a go-shop provision, coupled with a termination fee limited to Francisco Partners’ out-of-pocket expenses, would permit the Special Committee to conduct a post-signing process designed to confirm that the Non-Rolling Stockholders would be receiving the best price reasonably available. Potter Anderson also discussed that the Company would propose that the Sponsor Entities enter into a voting and support agreement with the Company, which would include a commitment from the Sponsor Entities to vote their shares of the Company’s capital stock in favor of a superior proposal under certain circumstances and to refrain from exercising certain contractual rights under the investor rights agreement to appoint additional members of the Board. Next, Houlihan Lokey discussed with the Special Committee certain preliminary financial perspectives regarding the $0.30 per share purchase price (the “Initial Offer Price”) reflected in the Initial Proposal under a going concern scenario and certain considerations related to a possible response to the Initial Proposal (see “Opinion of the Special Committee’s Financial Advisor—Preliminary Discussion Materials—December 13, 2017 Preliminary Discussion Materials” beginning on page 45 for more information). The Special Committee also discussed with Houlihan Lokey and Potter Anderson the formulation of a counterproposal to the Initial Offer Price and the strategy for communicating such counterproposal to Francisco Partners. After the representatives of Houlihan Lokey were excused from the meeting, Potter Anderson confirmed that the draft amendment to the Raymond James engagement letter provided to the Special Committee was in a form consistent with the terms discussed at the Special Committee’s December 10, 2017 meeting, and the Special Committee then authorized Ms. Capps to execute such amendment on behalf of the Special Committee. The amendment to the Raymond James engagement letter detailing the terms of Raymond James’ engagement with respect to a potential go-shop process was entered into on December 13, 2017.

Later on December 13, 2017, at the direction of the Special Committee, Houlihan Lokey had a telephonic discussion with Francisco Partners to discuss next steps with respect to customer due diligence calls.

On December 14, 2017, at the direction of the Special Committee, representatives of Houlihan Lokey and Raymond James had telephonic discussions regarding potential parties to be contacted as part of Raymond James’ outreach efforts and development of a communications strategy.

On December 15, 2017, at the direction of the Special Committee, representatives of Houlihan Lokey had a telephonic discussion with representatives of Chrysalis to discuss the Initial Proposal.

Also on December 15, 2017, Mr. Estrada provided the Special Committee with certain sensitivities prepared by management to management’s long-term going concern financial projections (such sensitivities, the “Bankruptcy Sensitivities”), which took into account a range of potential financial outcomes regarding, among other things, reduced acquisitions of new customers, attrition in the Company’s existing customer base and the potential impact of cost management efforts in the event that a bankruptcy process for the Company were commenced in fiscal year 2018.

Later on December 15, 2017, the Special Committee held a telephonic meeting with representatives of Potter Anderson and Houlihan Lokey in attendance. Houlihan Lokey discussed with the Special Committee, among other items and based on information provided by the Company’s management, the Company’s near-term liquidity constraints and management’s projection that, absent a substantial capital infusion, the Company would breach the minimum liquidity covenant under its existing senior credit facility with Wells Fargo beginning on April 1, 2018 and might face a liquidity shortfall prior to that time. Houlihan Lokey informed the Special Committee that Francisco Partners had declined to submit a financing proposal as an alternative to the Initial Proposal. The Special Committee discussed the need to address the Company’s liquidity constraints, the Company’s ongoing efforts to obtain an amendment to the Wells Fargo credit facility, and the potential that the Company’s entry into a definitive agreement with respect to the Proposed Transaction would facilitate such efforts. Houlihan Lokey also noted its discussion with the Company’s management regarding, among other things, the substantial likelihood of material customer dislocation costs should the Company enter a bankruptcy process. In addition, Houlihan Lokey noted that the Bankruptcy Sensitivities prepared by the Company’s management indicated substantially less favorable financial results than management’s long-term going concern projections. Houlihan Lokey then reviewed with the Special Committee its preliminary financial analyses of the Company based on an illustrative going-concern scenario assuming, among other things, that the Company obtained sufficient capital resources necessary to fund its operations and comply with its bank covenants (see “Opinion of the Special Committee’s Financial Advisor—Preliminary Discussion Materials—December 15, 2017 Preliminary Discussion Materials” beginning on page 45 for more information). Houlihan Lokey also discussed with the Special Committee certain potential strategic alternatives to the Proposed Transaction and Houlihan Lokey’s preliminary perspectives regarding the limited viability of such alternatives, particularly given the Company’s financial circumstances. Houlihan Lokey discussed with the Special Committee a sale of the Company’s Medicare business as one such potential alternative and the potential adverse impact of certain factors on the viability of such alternative, including, among other things, the Company’s liquidity constraints, the need to find a party interested in purchasing the Medicare business at a compelling value, the need to utilize proceeds to repay outstanding indebtedness, the incurrence of potential breakage costs, and the inability of the remaining Company to generate sufficient liquidity to fund its operations. Next, Houlihan Lokey discussed the contemplated go-shop process and, based on information from Raymond James, prior outreach efforts of Raymond James to potential strategic and financial buyers from August through November 2017.

Houlihan Lokey then updated the Special Committee on its December 15, 2017 discussions with representatives of Chrysalis with respect to the Proposed Transaction. The Special Committee discussed the importance of Chrysalis’ support for the Proposed Transaction given its ownership of approximately 11% of the Company’s outstanding capital stock and the importance of Chrysalis and Francisco Partners agreeing on the terms of the rollover of Chrysalis’ Preferred Stock into the acquiring entity.

Finally, the Special Committee discussed with Houlihan Lokey and Potter Anderson the Special Committee’s potential response to the Initial Proposal, including an appropriate counterproposal and the Special Committee’s rationale in support of such proposal. Following discussion of a possible counterproposal price in consultation with Houlihan Lokey, the Special Committee determined to counter the Initial Offer Price with a proposal of $0.52 per share of Common Stock, which was based on certain historical trading data of the Common Stock. The Special Committee instructed Houlihan Lokey to contact Francisco Partners in order to deliver the Special Committee’s counterproposal of $0.52 per share, to seek assurance from Francisco Partners that Wells Fargo would be supportive of the Proposed Transaction, to discuss the potential timing for the Proposed Transaction, to notify Francisco Partners of the Special Committee’s desire for Francisco Partners and Chrysalis to enter into a voting and support agreement, and to encourage Francisco Partners to discuss with Chrysalis the terms of the rollover of Chrysalis’ Preferred Stock.

Later that day, as instructed, Houlihan Lokey had a telephonic discussion with representatives of Francisco Partners and delivered the Special Committee’s counterproposal as discussed during the earlier Special Committee meeting. In response to the Special Committee’s counterproposal, the representatives of Francisco Partners indicated that the Initial Proposal of $0.30 per share represented the high end of what it was willing to pay but agreed to consider the Special Committee’s counterproposal. The representatives of Francisco Partners also confirmed that Francisco Partners had not yet commenced discussions with Chrysalis concerning the rollover. The representatives of Houlihan Lokey and Francisco Partners also discussed the potential timing for the Proposed Transaction, an amendment to the Company’s credit facility, the Special Committee’s desire for Francisco Partners and Chrysalis to enter into a voting and support agreement, and Francisco Partners’ due diligence review of the Company.

Also on December 15, 2017, the Special Committee reviewed a proposed list of customers that Francisco Partners had requested to contact as part of its due diligence review, as well as the communication strategy with respect to such outreach. As part of its desire to advance the Proposed Transaction, the Special Committee confirmed to Houlihan Lokey and the Company that it was comfortable with the proposed customer due diligence process.

Additionally, on December 15, 2017, DLA Piper, on behalf of the Special Committee, delivered the draft merger agreement, reflecting comments from Potter Anderson and the Special Committee, to Kirkland & Ellis, counsel to Francisco Partners. Between December 15, 2017 and January 4, 2018, representatives of DLA Piper, Potter Anderson, the Company, Kirkland & Ellis and Francisco Partners engaged in active negotiations regarding the terms of the merger agreement and other transaction documents.

On December 17, 2017 and December 18, 2017, Raymond James provided the Special Committee, Houlihan Lokey and Potter Anderson with a list of proposed strategic parties and financial sponsors to be contacted in connection with a potential go-shop process (the “Go-Shop Contact List”). Raymond James also requested a meeting with the Special Committee to discuss the potential go-shop process and next steps.

On December 18, 2017, the Special Committee held a telephonic meeting with representatives of Raymond James, Houlihan Lokey and Potter Anderson as well as Messrs. Surges and Estrada of the Company in attendance to discuss the potential go-shop process. Representatives of Raymond James discussed the terms of the proposed go-shop process reflected in the initial draft of the merger agreement and Raymond James’ process for compiling the Go-Shop Contact List, including its coordination with Houlihan Lokey. A discussion ensued regarding the advisability of Raymond James commencing its outreach efforts prior to the execution of a definitive agreement in respect of the Proposed Transaction, during which Raymond James discussed certain advantages and disadvantages of doing so. Raymond James then provided an overview of the potential materials for the go-shop process. After Messrs. Surges and Estrada were excused from the meeting, a discussion ensued regarding certain parties included on the Go-Shop Contact List, following which the Special Committee expressed its desire for Raymond James to develop a communication strategy that effectively included outreach to all potentially interested parties, including current and potential customers, while being sensitive to preserving the value of the Company in order to extract the best value reasonably available for the Non-Rolling Stockholders. A further discussion ensued regarding the trade-offs between a pre-signing and post-signing market check and the most appropriate course of action with respect to Raymond James’ outreach. Following such discussion, the Special Committee determined that it was willing to forgo the pre-signing market check in exchange for extending the proposed go-shop period under the merger agreement from 30 to 45 days after execution of a definitive agreement.

On December 22, 2017, the Special Committee held a telephonic meeting with representatives of Potter Anderson, Houlihan Lokey and DLA Piper in attendance to discuss Francisco Partners’ comments to the draft merger agreement and the transaction process. Representatives of Potter Anderson and DLA Piper reviewed certain open points with respect to the draft merger agreement based on Francisco Partners’ markup. The Special Committee instructed DLA Piper and Potter Anderson to revise the merger agreement consistent with its feedback. After the representative of DLA Piper was excused from the meeting, Houlihan Lokey updated the Special Committee regarding the customer due diligence calls that jointly had been made by representatives of Francisco Partners and the Company management. With respect to the Initial Offer Price, Houlihan Lokey and the Special Committee discussed the fact that Francisco Partners had not responded to the Special Committee’s counterproposal of $0.52 per share of Common Stock. Ms. Capps noted that a representative of Chrysalis had contacted her to indicate that, if it would help the Special Committee negotiate a higher price for the Non-Rolling Stockholders, Chrysalis would be willing to consider including its shares of Common Stock in the rollover, in addition to its shares of Preferred Stock. After further discussion, the Special Committee instructed Houlihan Lokey to reopen the dialogue with Francisco Partners regarding the Special Committee’s counterproposal and to contact representatives of Chrysalis to discuss its offer with respect to its Common Stock.

After the meeting, as instructed, Houlihan Lokey had telephonic discussions with representatives of Chrysalis, during which such representatives confirmed that, if it would help the Special Committee negotiate a higher price for the Non-Rolling Stockholders, Chrysalis would be willing to consider including its shares of Common Stock in the rollover subject to its receiving economically equivalent terms to those governing Francisco Partners’ rollover contributions to the acquiring entity.

Later that day, Houlihan Lokey had telephonic discussions with Francisco Partners regarding, among other items, the Special Committee’s counterproposal and Chrysalis’ offer to consider rolling its shares of Common Stock in the Proposed Transaction. In response, Francisco Partners again asserted that the Initial Offer Price reflected the high end of what it was willing to pay. Francisco Partners also indicated that it would accept the inclusion of Chrysalis’ Common Stock in the Rollover Agreement and take such inclusion into consideration in any further assessment of the Initial Offer Price.

On December 27, 2017, the Special Committee held a telephonic meeting with representatives of Potter Anderson and Houlihan Lokey in attendance to discuss the status of negotiations with Francisco Partners. Houlihan Lokey confirmed that it had not received any further indication from Francisco Partners regarding its willingness to address the Special Committee’s counterproposal. Potter Anderson informed the Special Committee that DLA Piper had held discussions with Kirkland & Ellis, during which Kirkland & Ellis indicated that Francisco Partners was unlikely to increase the Initial Offer Price. Potter Anderson also reviewed the current drafts of the merger agreement, voting and support agreement and guarantee agreement, noting material open points and soliciting the Special Committee’s feedback. After discussion, the Special Committee instructed Potter Anderson and DLA Piper to continue negotiations with Kirkland & Ellis consistent with its feedback on the material open points. The Special Committee also discussed the status of its counterproposal with respect to the Initial Offer Price. Following such discussion, the Special Committee authorized Ms. Capps to contact representatives of Francisco Partners with respect to the Special Committee’s counterproposal.

Later that day, Ms. Capps spoke with a representative of Francisco Partners with respect to the Special Committee’s counterproposal. The representative of Francisco Partners reiterated Francisco Partners’ position that the Initial Offer Price was the highest acceptable price it would offer. Nevertheless, at the conclusion of the call, the representative of Francisco Partners agreed to consider modifying the Initial Offer Price.

On December 29, 2017, Ms. Capps held telephonic discussions with a representative of Francisco Partners, during which Francisco Partners agreed to increase its Initial Offer Price from $0.30 to $0.35 per share of Common Stock of the Company (the “Revised Offer Price”). The representative of Francisco Partners emphasized that such price was the maximum amount that Francisco Partners was willing to offer.

Later on December 29, 2017, the Special Committee held a telephonic meeting with representatives of Potter Anderson and Houlihan Lokey in attendance to discuss the Revised Offer Price and to receive an update on the status of the transaction documents. The Special Committee members discussed their respective beliefs that the Revised Offer Price was the highest price that Francisco Partners was willing to pay and that, based on the various considerations that had been discussed at prior Special Committee meetings, such price was fair to the Non-Rolling Stockholders. The members of the Special Committee also expressed their belief that further negotiation with respect to the Revised Offer Price would risk causing Francisco Partners to abandon the transaction altogether, in which event the Non-Rolling Stockholders would lose the opportunity to accept the premium offered and, in the event of a bankruptcy, receive any value for their shares of Common Stock. Potter Anderson then reviewed for the Special Committee the status of the merger agreement and related transaction documents, including open items.

On January 3, 2017, a representative of Chrysalis informed Francisco Partners that Chrysalis’ investment committee requested that all of its members that personally held shares of the Company, David A. Jones, Jr. and Ralston W. Steenrod, include their shares in the Rollover Agreement rather than receiving the Merger Consideration. Francisco Partners agreed to such request.

On January 4, 2018, the Special Committee held a telephonic meeting with representatives of Potter Anderson in attendance. Potter Anderson confirmed that the Special Committee had received and reviewed in advance of the meeting the presentation of the Merger Agreement, the Voting Agreement and the Guarantee, as well as the final presentation provided by Houlihan Lokey, the Special Committee approval resolutions and executive summaries of the Merger Agreement, the Voting Agreement and the Guarantee prepared by Potter Anderson. Potter Anderson then reviewed the fiduciary duties of the Special Committee in connection with the sale of the Company. Representatives of DLA Piper then joined the meeting and summarized the principal terms and conditions of the Merger Agreement, the Voting Agreement and the Guarantee, as well as certain related transaction agreements. Following such discussion, the representatives of DLA Piper were excused from the meeting and Houlihan Lokey joined the meeting.

At the request of the Special Committee, Houlihan Lokey reviewed its financial analysis of the $0.35 per share Merger Consideration and rendered to the Special Committee an oral opinion (confirmed by delivery of Houlihan Lokey’s written opinion, dated January 4, 2018, to the Special Committee) to the effect that, as of such date and based on and subject to various procedures followed, assumptions made, qualifications and limitations on the review undertaken and the other matters considered by Houlihan Lokey in connection with the preparation of its opinion, the Merger Consideration to be received by holders of Common Stock (other than Excluded Holders as defined in Houlihan Lokey’s opinion) in the Merger pursuant to the Merger Agreement was fair to such holders from a financial point of view. At the request of the Special Committee, in connection with the preparation of this proxy statement, Houlihan Lokey confirmed that, other than with respect to its engagement on behalf of the Special Committee in connection with the Merger, no engagements active between November 28, 2015 and January 4, 2018 directly by Francisco Partners, Chrysalis or the Company pursuant to a written engagement letter to provide advisory services to such entities for which such entities paid fees to Houlihan Lokey were identified.

The Special Committee then further discussed and considered the Proposed Transaction, including the considerations described in more detail below under “Reasons for the Merger; Recommendation of the Special Committee; Recommendation of the Board of Directors; Fairness of the Merger” beginning on page 29. Following discussion, the Special Committee unanimously adopted resolutions (i) determining that the Merger Agreement and the transactions contemplated thereby, including the Merger and the transaction documents, are advisable, fair to and in the best interests of the Company, the Non-Rolling Stockholders and the Company’s “unaffiliated security holders,” as defined in Rule 13e-3 under the Exchange Act, and (ii) recommending that the Board (1) declare that the Merger Agreement, the Merger and the related transactions contemplated thereby, including the transaction documents, are advisable, fair to and in the best interests of the Company, the Non-Rolling Stockholders and the Company’s unaffiliated security holders, (2) approve the Merger Agreement, the Merger and the related transactions contemplated thereby, including the transaction documents, and (3) subject to the foregoing Board approval, submit the approval of the adoption of the Merger Agreement to the stockholders of the Company and recommend that the stockholders of the Company approve the adoption of the Merger Agreement. The Special Committee did not assess whether the Rollover Agreement is advisable, fair to and in the best interests of the Rollover Investors.

Following the meeting of the Special Committee, on January 4, 2018, the Board held a telephonic meeting with representatives of DLA Piper. The representatives of DLA Piper confirmed that the Board had received and reviewed in advance of the meeting the final version of the Merger Agreement, the Voting Agreement and the Guarantee, extracts and/or summaries of certain information from the January 4, 2018 financial presentation provided by Houlihan Lokey to the Special Committee and certain preliminary discussion materials previously provided by Houlihan Lokey to the Special Committee (which extracts and/or summaries were provided to the Board for informational reference at the request of the Special Committee), and resolutions for approval. The representatives of DLA Piper then summarized the principal terms and conditions of the Merger Agreement, the Voting Agreement and the Guarantee, as well as certain related transaction agreements, and reviewed the fiduciary duties of the Board in connection with the sale of the Company. Ms. Capps, as chair of the Special Committee, then reviewed the process undertaken by the Special Committee and the Special Committee’s receipt of the oral opinion of Houlihan Lokey rendered to the Special Committee and the unanimous determinations and recommendations of the Special Committee with respect to the Merger, the Merger Agreement and the related transactions. The Board then further discussed and considered the Proposed Transaction, including the considerations described in more detail below under “Reasons for the Merger; Recommendation of the Special Committee; Recommendation of the Board of Directors; Fairness of the Merger—Recommendation of the Board of Directors of the Company” beginning on page 34.

Following discussion, the Board unanimously adopted resolutions (i) determining that the Merger Agreement and the related transactions contemplated thereby are substantively and procedurally fair to and in the best interests of the Company, the Non-Rolling Stockholders and the Company’s unaffiliated security holders; (ii) approving and adopting the Merger Agreement and the related transactions contemplated thereby; and (iii) recommending that the stockholders of the Company approve the adoption of the Merger Agreement and the related transactions contemplated thereby. The Board did not assess whether the Rollover Agreement is advisable, fair to and in the best interests of the Rollover Investors.

Following the meeting of the Board, on January 4, 2018, the Company, the Purchasers and the Rolling Investors executed the Merger Agreement and other definitive documentation, including the Voting and Support Agreement, the Guarantee and the Rollover Agreement and the Company issued a press release announcing its entry into the Merger Agreement.

Subsequent Events

Under the terms of the Merger Agreement, the Company was permitted to actively solicit and negotiate Acquisition Proposals from third parties during a 45-day “go-shop” period that began on January 5, 2018 and expired at 11:59 p.m. Central time on February 18, 2018. We refer to this period as the “Go-Shop Period.” During the Go-Shop Period, Raymond James, under the direction of the Special Committee, undertook a broad solicitation effort, contacting 80 potential acquirors, comprising 57 strategic parties and 23 financial parties. Of these parties, seven potential strategic acquirors and one potential financial acquiror were already party to (as part of prior discussions between the parties) confidentiality agreements, and an additional three potential financial acquirors entered into new confidentiality agreements. The Company provided management presentations to two potential acquirors. None of the parties contacted by Raymond James during the Go-Shop Period submitted an Acquisition Proposal or indicated that such a proposal would be forthcoming, and no other person made an unsolicited Acquisition Proposal.

Accordingly, no third party qualified as an Excluded Party for purposes of the Merger Agreement. The Company is now subject to customary “non-solicitation” provisions that, subject to limited exceptions, prohibit it from soliciting, encouraging, discussing or negotiating Acquisition Proposals from third parties or providing non-public information to third parties.

Reasons for the Merger; Recommendation of the Special Committee; Recommendation of the Board of Directors; Fairness of the Merger

The Special Committee, in evaluating and negotiating the Merger, including the terms and conditions of the Merger Agreement, consulted with the Special Committee’s independent legal and financial advisors and the Company’s outside legal advisors. The Special Committee determined that the Merger Agreement, the Merger and the related transactions contemplated thereby are advisable, fair to and in the best interests of the Company, the Non-Rolling Stockholders and the Company’s “unaffiliated security holders” (as defined in Rule 13e-3 under the Exchange Act).

The Special Committee did not assess whether the Rollover Agreement is advisable, fair to and in the best interests of the Rollover Investors. The Special Committee unanimously recommended to the Board that it:

•	declare that the Merger Agreement, the Merger and the related transactions contemplated thereby are advisable, fair to and in the best interests of the Company, the Non-Rolling Stockholders and the Company’s unaffiliated security holders;

•	approve the Merger Agreement, the Merger and the related transactions contemplated thereby; and

•	subject to the foregoing Board approval, submit the approval of the adoption of the Merger Agreement to the stockholders of the Company and recommend that the stockholders of the Company approve the adoption of the Merger Agreement.

In the course of reaching its determination and making its recommendations, the Special Committee considered the following non-exhaustive list of material factors, which are not presented in any relative order of importance and each of which the Special Committee viewed as being generally supportive of its determination and recommendations to the Board:

•	the current and historical market prices of the Common Stock, including those set forth in the table under “Important Information Regarding Connecture—Market Price of the Company’s Common Stock,” taking into account the market performance of the Company’s common stock relative to the common stock of other participants in the industry in which the Company operates and general market indices, the fact that the trading price of the Company’s common stock had declined since the initial public offering of the Company, and the fact that the Company was unable to maintain compliance with the Nasdaq Global Market’s continuing listing standards and the Company’s common stock was removed from the Nasdaq Global Market on October 30, 2017, and began to be quoted on the OTCQX, which could adversely affect the Company’s ability to attract new investors, decrease the liquidity of outstanding shares of the Company’s common stock, reduce the Company’s flexibility to raise additional capital, reduce the price at which the Company’s common stock trades, and increase the transaction costs inherent in trading such shares with overall negative effects for the Company’s stockholders;

•

the Company’s near-term liquidity constraints and the risk that the Company would not be able to continue as a long-term going concern absent a capital raise or other significant liquidity event, as well as other information with respect to the Company’s business, operations, financial condition, earnings and prospects, the Company’s long-range plans, and the risk in achieving those prospects and plans, as well as industry, economic and market conditions and trends, the impact on the Company of general, macro-economic developments and other risks and uncertainties discussed in the Company’s public filings with the SEC;

•	the Merger Consideration of $0.35 in cash represents (i) a premium of approximately 119% over the closing price of the Company’s Common Stock as quoted on the OTCQX of $0.16 per share on January 3, 2018 (the last trading day prior to the public announcement of the Merger);

•	the fact that the financial and other terms and conditions of the Merger Agreement and the relevant transactions contemplated thereby, including the Merger, resulted from extensive negotiations conducted by or on behalf of the Special Committee, which consisted solely of independent, outside directors and which retained its own independent legal and financial advisors, and that such negotiations resulted in, among other things, an increase of $0.05 from the per share consideration offered in the initial proposal from Francisco Partners, as well as the fact that the Special Committee’s negotiations with Francisco Partners only began after the Special Committee’s financial advisor, Raymond James, had solicited interest from 22 potential strategic or financial sponsors (including Sponsor A) without such solicitation resulting in any significant interest by such parties in a transaction with the Company;

•	Francisco Partners’ representation to the Special Committee that the $0.35 per share Merger Consideration was its best offer, and the conclusion reached by the Special Committee that (i) the Merger Consideration was likely the highest price per share that Francisco Partners was willing to pay, (ii) given the Company’s near-term liquidity constraints, further negotiations would run the risk of causing Francisco Partners to abandon the transaction altogether, in which event the Non-Rolling Stockholders would lose the opportunity to accept the premium offered and, in the event of a bankruptcy, receive any value for their shares of common stock, and (iii) the combination of Francisco Partners’ agreement to pay the Merger Consideration and the “go-shop” process (as more fully described under “The Merger Agreement”) would likely result in a sale of the Company at the highest price per share of common stock that was reasonably attainable;

•	the fact that the Sponsor Entities, which controlled approximately 68% of the voting power of the Company’s securities as of the date of the Merger Agreement, agreed to support the Merger or any “superior proposal” that results from the “go-shop” process, as well as to refrain from exercising certain rights with respect to control of the Company’s Board of Directors during the pendency of the transaction process (all as more fully described under “Voting and Support Agreement”);

•	the Special Committee’s consideration of the risk and potential likelihood of achieving greater value for the Non-Rolling Stockholders relative to the benefits of the Merger by pursuing strategic alternatives to the Merger, including continuing as an independent public company and pursuing the Company’s strategic plan and/or the divestiture or acquisition of certain businesses, including risks related to the Company’s ability to continue as a long-term going concern absent a capital raise or other significant liquidity event;

•	the Special Committee’s consideration that the timing of the Merger is in the best interests of the Non-Rolling Stockholders given the substantial risk that the present value achievable for Non-Rolling Stockholders in an alternative transaction effected at a later date or on a standalone basis would, in the Special Committee’s view, likely not exceed the Merger Consideration;

•	the fact that the Non-Rolling Stockholders will receive cash for their shares and will therefore have immediate liquidity and certainty in the value for their shares of $0.35 per share of the Company’s common stock;

•	the Special Committee’s belief that it was fully informed about the extent to which the interests of the Rolling Stockholders in the Merger differ from those of the Company’s other stockholders;

•	the fact that the Company’s management did not negotiate or enter into any contracts (including as to post-closing employment) with Parent or its affiliates in connection with the execution of the Merger Agreement or during the course of the Company’s negotiations with Francisco Partners; and

•	the opinion of Houlihan Lokey rendered to the Special Committee on January 4, 2018 as to the fairness, from a financial point of view and as of such date, of the Merger Consideration to be received by holders of Common Stock (other than Excluded Holders) in the Merger pursuant to the Merger Agreement, which opinion was based on and subject to the various procedures followed, assumptions made, qualifications and limitations on the review undertaken and the other matters considered by Houlihan Lokey in connection with the preparation of its opinion as more fully described below under the section titled “Special Factors—Opinion of the Special Committee’s Financial Advisor” beginning on page 38;

•	the terms of the Merger Agreement, including:

•	the Company’s right to solicit offers with respect to alternative acquisition proposals, including by way of providing non-public information pursuant to a confidentiality agreement, during a 45-day “go-shop” period and to continue discussions with certain excluded parties that make acquisition proposals during the go-shop period, as well as the fact that the Sponsor Entities have agreed to vote their shares of the Company’s securities in favor of a “superior proposal” pursuant to the Voting Agreement (as more fully described under “Voting and Support Agreement”);

•	the Company’s right, from the end of the “go-shop” period and prior to the time the Company’s stockholders approve the proposal to adopt the Merger Agreement, subject to certain conditions and requirements, to consider and respond to unsolicited acquisition proposals or engage in discussions or negotiations with third parties making such acquisition proposals and to terminate the Merger Agreement to accept a “superior proposal,” and only pay Parent a termination fee of up to $2 million, which represents reimbursement of Parent’s expenses (as more fully described under “The Merger Agreement—Termination Fees and Expenses”)

•	the belief of the Special Committee that the Company’s termination fee is reasonable in light of, among other matters, the benefit of the Merger to the Company’s stockholders, the size of such termination fee in similar transactions and the enterprise value of the Company as well as the fact such termination fee would not become payable until the closing of the transaction that is the subject of the superior proposal;

•	the limited representations and warranties given by the Company; and

•	the absence of any acceleration of vesting of equity awards for members of the Company’s management beyond what was required pursuant to the terms of existing agreements.

•	the likelihood of completing the Merger, based on, among other matters:

•	the Sponsor Entities’ agreement in the Voting Agreement to vote their securities of the Company in favor of, and take certain other actions in furtherance of, the transactions contemplated by the Merger Agreement, including the Merger, as well as to refrain from exercising certain rights with respect to control of the Company’s Board of Directors during the pendency of the transaction process (all as more fully described under “Voting and Support Agreement”);

•	the absence of a financing condition in the Merger Agreement;

•	the Guarantee, provided by affiliates of Parent, guaranteeing Parent’s obligations to pay the Merger Consideration under the Merger Agreement;

•	the Company’s ability, under circumstances specified in the Merger Agreement, to seek specific performance of Parent’s obligation to cause the Merger to occur;

•	the requirement that Parent use reasonable best efforts to obtain any regulatory approvals required to consummate the Merger; and

•	the likelihood and anticipated timing of completing the Merger in light of the scope of the conditions to completion, including that there were no anticipated substantive issues expected in connection with the required regulatory approvals.

The Special Committee also considered a number of factors discussed below relating to the procedural safeguards that it believes were and are present to ensure the fairness of the Merger and to permit the Special Committee to represent effectively the interests of the Non-Rolling Stockholders and the Company’s unaffiliated security holders, and in light of such procedural safeguards the Special Committee did not consider it necessary to retain an unaffiliated representative to act solely on behalf of the Company’s unaffiliated security holders for purposes of negotiating the terms of the Merger Agreement or preparing a report concerning the fairness of the Merger Agreement and the Merger. The Special Committee believes these factors support its determinations and recommendations and provide assurance of the procedural fairness of the Merger to the Non-Rolling Stockholders:

•	the Special Committee consists solely of independent, for purposes of serving on the Special Committee, and disinterested directors without any member of the Special Committee (i) being an employee of the Company or any of its subsidiaries, (ii) being affiliated with the Sponsor Entities or their affiliates, or (iii) having any financial interest in the Merger that is different from that of the Non-Rolling Shareholders, other than as discussed in the section titled “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” on page 54;

•	the authority granted to the Special Committee by the Board to negotiate the terms of the definitive agreement with respect to the Merger, or to determine not to pursue any agreement with Francisco Partners, and to analyze, investigate and negotiate any alternative transaction to the Merger;

•	the fact that the Special Committee held numerous meetings and met regularly to discuss and evaluate the proposals from Francisco Partners and that the Special Committee was actively involved in guiding the negotiation process on a regular basis;

•	the Special Committee retained and received the advice of its own independent legal and financial advisors;

•	the Merger Agreement and the Merger Consideration were the product of extensive negotiations between the Special Committee and its advisors, on the one hand, and Francisco Partners and its affiliates and advisors, on the other hand, which resulted, among other things, in an increase in the Merger Consideration by $0.05 from the initial proposal from Francisco Partners and in the agreement of the Sponsor Entities to enter into a Voting and Support Agreement with the Company (as more fully described under “Voting and Support Agreement”);

•	the various terms of the Merger Agreement, including that the Merger Agreement contains “go-shop” provisions and the ability of the Company to terminate the Merger Agreement under certain circumstances to accept a “superior proposal” (each as more fully described under “The Merger Agreement”), that are intended to help ensure that the Company’s stockholders receive the highest price per share reasonably available;

•	the rights of Non-Rolling Stockholders to elect to dissent from the Merger, vote their shares against the Merger and exercise their rights to demand an appraisal of their shares by the Delaware Court of Chancery and receive cash payment of the fair value of their shares of the Company’s common stock as determined by such court and in accordance with Section 262 of the DGCL (as more fully described under “Appraisal Rights”);

•	that the Special Committee made its evaluation of the Merger Agreement and the Merger based upon the factors discussed in this Proxy Statement and with the full knowledge of the interests of the Rolling Stockholders in the Merger;

•	the recognition by the Special Committee that it had no obligation to recommend to the Board the approval of the Merger or any other transaction.

In the course of reaching its determinations and making its recommendations, the Special Committee also considered the following countervailing factors concerning the Merger Agreement and the Merger, which are not presented in any relative order of importance:

•	that, following the completion of the Merger, the Company will no longer exist as an independent public company and that the consummation of the Merger and receipt of the Merger Consideration, while providing relative certainty of value, will not allow the Non-Rolling Stockholders to participate in potential further growth in the Company’s assets, future earnings growth, future appreciation in value of the Company’s common stock or any future dividends after the Merger, and that the Rolling Stockholders will be entitled to participate in such potential future appreciation;

•	the risk that the transactions contemplated by the Merger Agreement, including the Merger, may not be consummated in a timely manner or at all, and the consequences thereof, including (i) the potential loss of value to the Company’s stockholders, (ii) the potential negative impact on the operations and prospects of the Company, including the risk of loss of key personnel and customers, and (iii) the market’s perception of the Company’s prospects could be adversely affected if such transactions were delayed or were not consummated;

•	the possible effects of the pendency or consummation of the transactions contemplated by the Merger Agreement, including the potential for suits, actions or proceedings in respect of the Merger Agreement or the transactions contemplated by the Merger Agreement, the risk of any loss or change in the relationship of the Company and its subsidiaries with their respective employees, agents, customers and other business relationships, and any possible effect on the Company’s ability to attract and retain key employees, including that certain key members of senior management might choose not to remain employed with the Company prior to the completion of the Merger;

•	the restrictions imposed by the Merger Agreement on the Company’s solicitation of acquisition proposals from third parties after the “go-shop” period, and that potential bidders may perceive Parent’s right under the Merger Agreement to negotiate with the Company to match the terms of any “superior proposal” prior to the Company being able to terminate the Merger Agreement and accept a “superior proposal” to be a deterrent to making alternative proposals;

•	that the Sponsor Entities’ ownership interest in the Company would likely be taken into account by third parties considering whether to make alternative proposals;

•	the possibility that the up to $2 million termination fee (representing expense reimbursement), payable by the Company upon the termination of the Merger Agreement under certain circumstances, may discourage other potential bidders from making an acquisition proposal for the Company;

•	that the Purchasers are newly formed entities with essentially no assets and the Guarantee, provided by the FP Investors, only guarantees Parent’s obligations under the Merger Agreement up to a cap equal to the aggregate Merger Consideration plus any amounts that become payable to the Company under the Merger Agreement in connection with a lawsuit to enforce its rights under the Merger Agreement;

•	the understanding that some of the Company’s directors and executive officers have other interests in the Merger in addition to their interests as stockholders of the Company, including the manner in which they would be affected by the Merger (as discussed under “Special Factors—Interests of Executive Officers and Directors of the Company in the Merger”);

•	the risk that, while the Merger is expected to be completed, there can be no guarantee that all conditions to the parties’ obligations to complete the Merger will be satisfied, and as a result, it is possible that the Merger may not be completed even if approved by the Company’s stockholders at the Special Meeting; and

•	the restrictions on the Company’s operations prior to completion of the Merger, which may delay or prevent the Company from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of the Company pending the completion of the Merger.

The Special Committee did not specifically consider the liquidation value of the Company’s and its subsidiaries’ assets in determining the fairness of the transaction to the Non-Rolling Stockholders and the Company’s unaffiliated security holders. The Special Committee believes that this method, in not considering the business of the Company and its subsidiaries as a going concern, would have undervalued the assets of the Company and its subsidiaries. In addition, the Special Committee did not seek to establish a pre-merger going concern value for the Company in determining the fairness of the transaction to the Non-Rolling Stockholders and the Company’s unaffiliated security holders because the Special Committee did not believe there was a single method for determining going concern value. Rather, the Special Committee believed that the future financial results reflected in the projections of the management of the Company and the related additional factors considered by the Special Committee provided an indication of the Company’s going concern value. In determining the substantive fairness of the transaction to the Non-Rolling Stockholders and the Company’s unaffiliated security holders, the Special Committee also did not consider (i) the Company’s net book value, which is an accounting concept, because the Special Committee believes that net book value is not a material indicator of the value of the Company’s equity but rather an indicator of historical costs, or (ii) the prior historical trading prices of the Company’s Common Stock, or other prices paid for the Company’s securities in the prior purchases discussed elsewhere in this Proxy Statement, because the Special Committee did not believe that such prices were indicative of the then-current fundamental value of the Company. The Special Committee adopted Houlihan Lokey’s opinion and financial analyses. Although the reference to Excluded Holders in Houlihan Lokey’s opinion did not include the Company’s directors and officers (other than those affiliated with Excluded Holders) notwithstanding that such persons are deemed affiliates of the Company, such reference did not affect the Special Committee’s determination in respect of the Merger Agreement and the transactions contemplated thereby, including the Merger, because such directors and officers will receive the same Merger Consideration as unaffiliated security holders.

Recommendation of the Board of Directors of the Company

The Board consists of eight directors. At a meeting on January 4, 2018, based in part on the unanimous recommendation of the Special Committee, as well as on the basis of the other factors described above, the Board unanimously:

•	determined that the Merger Agreement and the related transactions contemplated thereby are substantively and procedurally fair to and in the best interests of the Company, the Non-Rolling Stockholders and the Company’s “unaffiliated security holders” (as defined in Rule 13e-3 under the Exchange Act);

•	approved and adopted the Merger Agreement and the related transactions contemplated thereby; and

•	resolved to recommend that the stockholders of the Company approve the adoption of the Merger Agreement and the related transactions contemplated thereby.

The Board did not assess whether the Rollover Agreement is advisable, fair to and in the best interests of the Rollover Investors.

In reaching these determinations, the Board considered a number of factors, including the following material factors:

•	the Special Committee’s analysis (as to both substantive and procedural aspects of the transaction), conclusions and unanimous determination, which the Board adopted, that the Merger Agreement and the related transactions contemplated thereby (exclusive of the transactions contemplated by the Rollover Agreement) are advisable, fair to and in the best interests of the Company, the Non-Rolling Stockholders and the Company’s unaffiliated security holders, and the Special Committee’s unanimous recommendation that the Board approve the Merger Agreement and the related transactions contemplated thereby (exclusive of the transactions contemplated by the Rollover Agreement) and recommend that the stockholders of the Company approve the adoption of the Merger Agreement;

•	the procedural fairness of the transaction, including that the transaction was negotiated by the Special Committee consisting of three directors who are not affiliated with the Purchasers or the Rolling Stockholders and are not employees of the Company or any of its subsidiaries, that the members of the Special Committee do not have an interest in the Merger different from, or in addition to, that of the Company’s stockholders who are not affiliated with the Purchasers or the Rolling Stockholders other than their interests described under “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 54, and that the Special Committee was advised by its own independent legal and financial advisors;

•	the fact that the Special Committee received an opinion, dated January 4, 2018, of Houlihan Lokey as to the fairness, from a financial point of view and as of such date, of the Merger Consideration to be received by holders of Common Stock (other than Excluded Holders) in the Merger pursuant to the Merger Agreement, which opinion was based on and subject to the various procedures followed, assumptions made, qualifications and limitations on the review undertaken and the other matters considered by Houlihan Lokey in connection with the preparation of its opinion as more fully described below under the section entitled “Special Factors—Opinion of the Special Committee’s Financial Advisor” beginning on page 38; and

•	the Board’s consideration of the Company’s near-term liquidity constraints and the risk that the Company would not be able to continue as a long-term going concern absent a capital raise or other significant liquidity event, as well as other information with respect to the Company’s business, operations, financial condition, earnings and prospects, the Company’s long-range plans, and the risk in achieving those prospects and plans, as well as industry, economic and market conditions and trends, the impact on the Company of general, macro-economic developments and other risks and uncertainties discussed in the Company’s public filings with the SEC, as well as the terms of the Merger Agreement, the likelihood of the Merger being completed and the countervailing factors concerning the Merger Agreement and the Merger considered by the Special Committee.

The foregoing discussion of the information and factors considered by the Special Committee and by the Board is not intended to be exhaustive but includes the material factors considered by the Special Committee and the Board, respectively, including the factors considered by the Special Committee and the Board discussed above. In view of the wide variety of factors considered by the Special Committee and by the Board in evaluating the Merger Agreement and the merger, neither the Special Committee nor the Board found it practicable, or attempted, to quantify, rank or otherwise assign relative weights to the foregoing factors in reaching their respective conclusions. In addition, individual members of the Special Committee and of the Board may have given different weights to different factors and may have viewed some factors more positively or negatively than others. The Special Committee and the Board conducted an overall review of the factors described above and considered the factors overall to be favorable to, and to support, their determinations. It should be noted that this explanation of the reasoning of the Special Committee and the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section titled “Cautionary Statement Concerning Forward-Looking Information.”

Other than as described in this Proxy Statement, the Board is not aware of any firm offer by any other person during the prior two years for a merger or consolidation of the Company with another company, the sale or transfer of all or substantially all of the Company’s assets or a purchase of the Company’s securities that would enable such person to exercise control of the Company.

The Board recommends unanimously that you vote “FOR” the adoption of the Merger Agreement and the related transactions contemplated thereby (exclusive of the transactions contemplated by the Rollover Agreement).

Position of the Purchaser Filing Parties As to the Fairness of the Merger

Under the SEC rules governing “going private” transactions, each of the Purchaser Filing Parties is an affiliate of the Company that is engaged in the “going private” transaction and, therefore, is required to express its position as to the fairness of the proposed Merger to the Company’s “unaffiliated security holders,” as defined under Rule 13e-3 of the Exchange Act. The Purchaser Filing Parties are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

As described under the heading “—Background of the Merger” beginning on page 16, none of the Purchaser Filing Parties participated in any deliberations of the Special Committee or the Board of Directors of the Company relating to the Merger. Neither Mr. Jones nor Chrysalis or its affiliates participated in the negotiations with the Company or the Special Committee with respect to the merger, including with respect to the price to be paid to the Non-Rolling Stockholders in the Merger.

The Purchaser Filing Parties believe that the Merger is both substantively and procedurally fair to the Company’s unaffiliated security holders. However, none of the Purchaser Filing Parties has undertaken any formal evaluation of the fairness of the Merger to the Company’s unaffiliated security holders or engaged a financial advisor for such purpose. Moreover, none of the Purchaser Filing Parties participated in the deliberations of the Special Committee or received advice from the Special Committee’s or the Company’s respective legal or financial advisors in connection with the Merger.

While the Purchaser Filing Parties believe that the Merger is substantively and procedurally fair to the Company’s unaffiliated security holders, the FP Investors attempted to negotiate the terms of a transaction that would be most favorable to them and, accordingly, did not negotiate the Merger Agreement with the goal of obtaining terms that were fair to the Company’s unaffiliated security holders or any other person. None of the Purchaser Filing Parties (other than David A. Jones, Jr. and Ezra Perlman in their capacities as directors of the Company) believes that it has or had any fiduciary duty to the Company or its stockholders, including with respect to the Merger Agreement and its terms and conditions. The Company and its unaffiliated security holders were represented by an independent Special Committee that negotiated on their behalf with the Purchaser Filing Parties, each with the assistance of its respective advisors, as described above in “—Reasons for the Merger; Recommendation of the Special Committee; Recommendation of the Board of Directors; Fairness of the Merger.”

The Purchaser Filing Parties did not seek to establish a pre-merger going concern value for the Common Stock to determine the fairness of the merger consideration to the Company’s unaffiliated stockholders because following the merger the Company will have a significantly different capital structure.

The belief of the Purchaser Filing Parties that the Merger is substantively and procedurally fair to the unaffiliated security holders of the Company is based on the following factors, among others:

•	the Purchaser Filing Parties assessment of the Company’s near-term liquidity constraints and the risk that the Company will not be able to continue as a long-term going concern absent a capital raise or other significant liquidity event, as well as other information with respect to the Company’s business, operations, financial condition, earnings and prospects, the Company’s long-range plans, and the risk in achieving those prospects and plans, as well as industry, economic and market conditions and trends, the impact on the Company of general, macro-economic developments and other risks and uncertainties discussed in the Company’s public filings with the SEC;

•

the fact that the Merger Consideration of $0.35 in cash represents a premium of approximately 119% over the closing price of the Company’s Common Stock on the OTCQX of $0.16 per share on January 3, 2018 (the last trading day prior to the public announcement of the Merger); the Purchaser Filing Parties considered this price the best market indicator of fairness to unaffiliated security holders because it represents the most recent price that unaffiliated parties were willing to pay for the

Company’s Common Stock prior to the public announcement of the Merger; the Purchaser Filing Parties did not consider prior historical trading prices of the Company’s Common Stock, or other prices paid for the Company’s securities in the prior purchases discussed elsewhere in this Proxy Statement, because they did not believe that such prices were indicative of the current fundamental value of the Company;

•	the fact that the financial and other terms and conditions of the Merger Agreement and the relevant transactions contemplated thereby, including the Merger, resulted from extensive negotiations conducted by or on behalf of the Special Committee, which consisted solely of independent, outside directors and which retained its own independent legal and financial advisors, as well as the fact that the Special Committee’s negotiations with Francisco Partners only began after the Special Committee’s financial advisor, Raymond James, had solicited interest from 22 potential strategic or financial sponsors (including Sponsor A) without such solicitation resulting in any significant interest by such parties in a transaction with the Company;

•	the fact that the unaffiliated security holders of the Company will receive cash for their shares and will therefore have immediate liquidity and certainty in the value for their shares of $0.35 per share of the Company’s Common Stock;

•	notwithstanding that the opinion of Houlihan Lokey was provided for the information of the Special Committee and none of the Purchaser Filing Parties are entitled to, and such Purchaser Filing Parties did not, rely on such opinion, the fact that the Special Committee received an opinion, dated January 4, 2018, of Houlihan Lokey as to the fairness, from a financial point of view and as of such date, of the Merger Consideration to be received by holders of Common Stock (other than Excluded Holders) in the Merger pursuant to the Merger Agreement, which opinion was based on and subject to the various procedures followed, assumptions made, qualifications and limitations on the review undertaken and the other matters considered by Houlihan Lokey in connection with the preparation of its opinion as more fully described below under the section titled “Special Factors—Opinion of the Special Committee’s Financial Advisor” beginning on page 38;

•	the various terms of the Merger Agreement, including that the Merger Agreement contains “go-shop” provisions and the ability of the Company to terminate the Merger Agreement under certain circumstances to accept a “superior proposal” (each as more fully described under “The Merger Agreement”), that are intended to help ensure that the Company’s stockholders receive the highest price per share reasonably available; and

•	the fact that the Sponsor Entities, which controlled approximately 68% of the voting power of the Company’s securities as of the date of the Merger Agreement, agreed to support the Merger or any “superior proposal” that results from the “go-shop” process, as well as to refrain from exercising certain rights with respect to control of the Company’s Board of Directors during the pendency of the transaction process (all as more fully described under “Voting and Support Agreement”).

The Purchaser Filing Parties considered each of the foregoing factors in determining the fairness of the Merger to the Company’s unaffiliated security holders. In light of the factors described above and the fact that the use of a Special Committee of independent directors is a mechanism well recognized to ensure fairness in transactions of this type, the Purchaser Filing Parties believe that the Merger is procedurally fair to the Company’s unaffiliated security holders despite the fact that the Merger Agreement does not require adoption by a majority of the unaffiliated holders of the Company’s Common Stock and the fact that the Special Committee did not retain an unaffiliated representative to act solely on behalf of its unaffiliated security holders.

The Purchaser Filing Parties did not consider the Company’s net book value, which is an accounting concept, to be a factor in determining the substantive fairness of the transaction to the Company’s unaffiliated security holders because they believed that net book value is not a material indicator of the value of the Company’s equity but rather an indicator of historical costs. The Purchaser Filing Parties also did not consider the liquidation value of the Company’s assets as indicative of the Company’s value primarily because of their belief that the liquidation value would be significantly lower than the Company’s value as an ongoing business and that, due to the fact that the Company is being sold as an ongoing business, the liquidation value is irrelevant to a determination as to whether the Merger is fair to the unaffiliated security holders of the Company.

In making their determination as to the fairness of the proposed Merger to the Company’s unaffiliated security holders, the Purchaser Filing Parties were not aware of any firm offer by any other person during the prior two years for a merger or consolidation of the Company with another company, the sale or transfer of all or substantially all of the Company’s assets or a purchase of the Company’s securities that would enable such person to exercise control of the Company.

The Purchaser Filing Parties view as to the fairness of the Merger to the Company’s unaffiliated security holders is not a recommendation as to how any such stockholder should vote on the Merger Agreement. The foregoing discussion of the information and factors considered by the Purchaser Filing Parties, while not exhaustive, is believed to include all material factors considered by the Purchaser Filing Parties. The Purchaser Filing Parties did not find it practicable to assign, nor did they assign, relative weights to the individual factors considered in reaching their conclusion as to the fairness of the Merger to such stockholders. The Purchaser Filing Parties believe that these factors provide a reasonable basis for their position that the Merger is fair to the Company’s unaffiliated security holders.

Opinion of the Special Committee’s Financial Advisor

At a meeting of the Special Committee held to evaluate the Merger on January 4, 2018, Houlihan Lokey rendered to the Special Committee an oral opinion (confirmed by delivery of Houlihan Lokey’s written opinion, dated January 4, 2018, to the Special Committee) as to the fairness, from a financial point of view and as of such date, of the Merger Consideration to be received by holders of Common Stock (other than Excluded Holders) in the Merger pursuant to the Merger Agreement, which opinion was based on and subject to the various procedures followed, assumptions made, qualifications and limitations on the review undertaken and the other matters considered by Houlihan Lokey in connection with the preparation of its opinion. For purposes of Houlihan Lokey’s opinion, “Excluded Holders” refers to the FP Investors, any other beneficial owner of shares of Series A Preferred Stock or Series B Preferred Stock, holders that contribute shares of Common Stock or Preferred Stock to Parent in connection with the Merger, and their respective affiliates.

Houlihan Lokey’s opinion was furnished for the use of the Special Committee (in its capacity as such), only addressed the fairness, from a financial point of view and as of January 4, 2018, of the Merger Consideration to be received by holders of Common Stock (other than Excluded Holders) in the Merger pursuant to the Merger Agreement and did not address any other term, aspect or implication of the Merger or any other agreement, arrangement or understanding. The summary of Houlihan Lokey’s opinion in this proxy statement is qualified in its entirety by reference to the full text of Houlihan Lokey’s written opinion, which is attached as Annex C to this proxy statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and the other matters considered by Houlihan Lokey in connection with the preparation of its opinion. Neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Special Committee, the Board, the Company, any security holder or any other party as to how to act or vote with respect to any matter relating to the Merger or otherwise.

In connection with its opinion, Houlihan Lokey made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey:

•	reviewed an execution version, provided to Houlihan Lokey on January 3, 2018, of the Merger Agreement and certain related documents;

•	reviewed certain publicly available business and financial information relating to Connecture that Houlihan Lokey deemed to be relevant;

•	reviewed certain information relating to the historical, current and future operations, financial condition and prospects of Connecture made available to Houlihan Lokey by Connecture, including (a) financial projections and other estimates prepared by or discussed with the management of Connecture (and authorized by the Special Committee to be used and relied upon by Houlihan Lokey) relating to Connecture for the fiscal years ending December 31, 2018 through December 31, 2023 reflecting Connecture as a going concern assuming, among other things, that Connecture obtains sufficient capital resources necessary to fund its operations and comply with its bank covenants, (b) weekly cash flow forecasts prepared by the management of Connecture for the weeks ending December 29, 2017 through March 30, 2018, and (c) certain sensitivities prepared by the management of Connecture to Connecture’s going concern projections taking into account a range of possible outcomes regarding, among other things, reduced acquisitions of new customers, attrition in Connecture’s existing customer base and the potential impact of cost management efforts in the event that a bankruptcy process for Connecture is commenced in fiscal year 2018;

•	spoke with certain members of the management of Connecture and certain of its representatives and advisors regarding (a) the businesses, operations, financial condition and prospects of Connecture, including going concern uncertainties and related issues with respect to bank covenant compliance and the liquidity needs of and capital resources available to Connecture, (b) the third-party solicitation process undertaken on behalf of Connecture by Connecture’s financial advisor, and (c) the Merger and other matters;

•	compared the financial and operating performance of Connecture with that of other public companies that Houlihan Lokey deemed to be relevant;

•	reviewed the current and historical market prices and trading volume for Common Stock and the current and historical market prices and trading volume of publicly traded securities of certain other companies that Houlihan Lokey deemed to be relevant;

•	reviewed a representation addressed to Houlihan Lokey from the senior management of Connecture which contained, among other things, confirmation regarding the accuracy of financial information and data relating to Connecture provided to, or discussed with, Houlihan Lokey by or on behalf of Connecture; and

•	conducted such other financial studies, analyses and inquiries and considered such other information and factors as Houlihan Lokey deemed appropriate.

Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to Houlihan Lokey, discussed with or reviewed by Houlihan Lokey, or publicly available, and did not assume any responsibility with respect to such data, material and other information. The management of Connecture advised Houlihan Lokey, and Houlihan Lokey assumed, at the direction of the Special Committee, that the financial projections and other estimates utilized in Houlihan Lokey’s analyses (including as to potential tax attributes of Connecture) were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of Connecture assuming, among other things, Connecture obtains sufficient capital resources necessary to fund its operations and comply with its bank covenants and continues to operate as a going concern. Houlihan Lokey expressed no opinion with respect to any such projections or estimates or the data or assumptions on which they are based.

As the Special Committee was aware, the notes to Connecture’s condensed consolidated financial statements included as part of Connecture’s Quarterly Report on Form 10-Q filed with the SEC on November 13, 2017 indicate, among other things, that (a) Connecture’s historical operating results indicate that conditions exist that raise uncertainty related to Connecture’s ability to continue as a going concern, (b) Connecture is subject to certain bank covenants, including a covenant in respect of Connecture’s earnings before interest, taxes, depreciation and amortization, which Connecture may not achieve unless certain operating objectives are achieved, and a minimum liquidity covenant, with respect to which, unless certain operating objectives are achieved, Connecture may not be in compliance beyond December 31, 2017, and (c) if Connecture is unable to satisfy or amend its bank covenants and cannot generate sufficient liquidity through efforts to improve its operating cash flows or through additional support from Connecture’s investors or other actions, the repayment of Connecture’s outstanding senior indebtedness would be accelerated. Houlihan Lokey was advised that certain conditions and the expected depletion by Connecture of most of its available cash during the first quarter of the fiscal year ending December 31, 2018, absent obtaining additional capital resources sufficient to meet Connecture’s financial obligations, would likely result in the voluntary or involuntary bankruptcy, restructuring or liquidation of Connecture and that, pursuant to Connecture’s Certificates of Designations, Preferences and Rights for Preferred Stock, upon any liquidation, dissolution or winding-up of Connecture, and after satisfaction in full of Connecture’s debts, holders of Preferred Stock would be entitled to receive from Connecture’s net assets and before any distributions or payments in respect of Common Stock or other junior securities, liquidation preference payments as specified in such Certificates of Designations, Preferences and Rights. Notwithstanding the foregoing, for purposes of Houlihan Lokey’s opinion, Houlihan Lokey utilized Connecture’s going concern projections for purposes of its analyses but noted Connecture’s circumstances, the weekly cash flow forecasts prepared by the management of Connecture and the bankruptcy sensitivities prepared by the management of Connecture to Connecture’s going concern projections.

Houlihan Lokey relied upon and assumed, without independent verification, that there had been no change in the businesses, assets, liabilities, financial condition, results of operations, cash flows or prospects of Connecture since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would have been meaningful in any respect to Houlihan Lokey’s analyses or opinion, and that there was no information or any facts that would make any of the information reviewed by Houlihan Lokey incomplete or misleading.

Houlihan Lokey also relied upon, without independent verification, the assessments of the management of Connecture as to, among other things, (i) the liquidity needs and capital funding requirements for Connecture’s operations, the unwillingness of Connecture’s lenders or significant investors to provide additional support to Connecture in the absence of the Merger or a similar transaction, the inability of Connecture in the absence of the Merger or another transaction or a substantial capital infusion to obtain sufficient capital resources necessary to fund its operations and comply with its bank covenants and, in such event, the likelihood of a voluntary or involuntary bankruptcy, restructuring or liquidation of, and potential effects on, Connecture, (ii) the potential impact on Connecture of market, competitive, seasonal and other trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or otherwise affecting, the healthcare and healthcare insurance industries, including the health insurance software segment thereof, (iii) the validity of, and risks associated with, Connecture’s products, services and intellectual property, (iv) existing and future contracts and relationships, agreements and arrangements with, and the ability to attract, retain and/or replace, key customers, employees, vendors and other commercial relationships of Connecture, including limitations on Connecture’s ability to terminate long-term contracts, and (v) the results of the third-party solicitation process undertaken on behalf of Connecture by Connecture’s financial advisor. Houlihan Lokey assumed, with the consent of the Special Committee, that there would be no developments with respect to any such matters that would be meaningful in any respect to Houlihan Lokey’s analyses or opinion.

Houlihan Lokey further relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Merger Agreement and all other related documents and instruments that are referred to therein were true and correct, (b) each party to the Merger Agreement and such other related documents and instruments would fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Merger would be satisfied without waiver thereof that would be meaningful in any respect to Houlihan Lokey’s analyses or opinion, and (d) the Merger would be consummated in a timely manner in accordance with the terms described in the Merger Agreement and such other related documents and instruments, without any amendments or modifications thereto. Houlihan Lokey also relied upon and assumed, without independent verification, that (i) the Merger would be consummated in a manner that complies in all respects with all applicable foreign, federal and state statutes, rules and regulations and relevant documents and other requirements, (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Merger would be obtained and that no delay, limitations, restrictions or conditions would be imposed or occur or amendments, modifications or waivers made that would be meaningful in any respect to Houlihan Lokey’s analyses or opinion and (iii) Connecture’s existing credit facility would be amended to provide Connecture with sufficient liquidity through consummation of the Merger. In addition, Houlihan Lokey relied upon and assumed, without independent verification, that the final Merger Agreement when executed would not differ in any material respect from the execution version of the Merger Agreement identified above.

Furthermore, in connection with its opinion, Houlihan Lokey was not requested to, and did not, make any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance sheet or otherwise) of Connecture or any other party or entity nor was Houlihan Lokey provided with any such appraisal or evaluation. Houlihan Lokey did not estimate, and expressed no opinion regarding, the liquidation value of Connecture or any other entity or business. Houlihan Lokey did not undertake an independent analysis or evaluation of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, or of any governmental investigation of any such claims or other liabilities, to which Connecture or any other entity was or may be a party or was or may be subject.

Houlihan Lokey was not requested to, and did not, (a) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Merger, the securities, assets, businesses or operations of Connecture or any other party or entity or (b) introduce to the Special Committee or Connecture, or screen for creditworthiness, any prospective investors, lenders or other participants in the Merger. Houlihan Lokey was requested in accordance with the terms of the Merger Agreement to assist in connection with the solicitation of third-party indications of interest in acquiring all or a part of Connecture for a prescribed period following the execution of the Merger Agreement, subject to the terms, conditions and procedures set forth therein. Houlihan Lokey’s opinion was necessarily based on financial, economic, market, regulatory and other conditions as in effect on, and the information made available to Houlihan Lokey as of, the date of Houlihan Lokey’s opinion. Houlihan Lokey did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to Houlihan Lokey’s attention after the date of its opinion. Houlihan Lokey also did not express any opinion as to the price or range of prices at which shares of Common Stock would trade, or any shares of Common Stock or other securities of Connecture or any other entity may be transferable, at any time.

Houlihan Lokey’s opinion was furnished for the use of the Special Committee (in its capacity as such) in connection with its evaluation of the Merger and may not be used for any other purpose without Houlihan Lokey’s prior written consent. Houlihan Lokey’s opinion is not intended to be, and does not constitute, a recommendation to the Special Committee, the Board, Connecture, any security holder or any other party as to how to act or vote with respect to any matter relating to the Merger or otherwise.

Houlihan Lokey’s opinion related to the fairness, from a financial point of view and as of the date of Houlihan Lokey’s opinion, of the Merger Consideration to be received in the Merger pursuant to the Merger Agreement by holders of Common Stock (other than Excluded Holders) without regard to individual circumstances of specific holders that may distinguish such holders. Houlihan Lokey was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Special Committee, the Board, Connecture, its security holders or any other party to proceed with or effect the Merger, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion, aspect or implication of, the Merger (other than the Merger Consideration to the extent expressly specified in Houlihan Lokey’s opinion) or otherwise, including, without limitation, any terms, aspects or implications of any rollover, voting and support or guarantee agreement, credit facility amendment or other agreement or arrangement to be entered into in connection with or contemplated by the Merger or otherwise, (iii) the fairness of any portion or aspect of the Merger to the holders of any class of securities, creditors or other constituencies of Connecture, or to any other party, except if and only to the extent expressly set forth in the last sentence of Houlihan Lokey’s opinion, (iv) the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available to Connecture or any other party or whether any alternative transaction might produce consideration for the holders of Common Stock in an amount in excess of that contemplated in the Merger, (v) the fairness of any portion or aspect of the Merger to any one class or group of Connecture’s or any other party’s security holders or other constituents vis-à-vis any other class or group of Connecture’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not Connecture, Parent, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Merger, (vii) the solvency, creditworthiness or fair value of Connecture or any other participant in the Merger, or any of their respective assets or securities, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Merger, any class of such persons or any other party, relative to the Merger Consideration or otherwise. Furthermore, no opinion, counsel or interpretation was intended in matters that required legal, regulatory, accounting, insurance, tax or other similar professional advice, including, without limitation, any advice (and Houlihan Lokey expressed no view or opinion) with respect to changes in, or the impact of, U.S. tax laws, regulations and governmental and legislative policies on Connecture, any other participant in the Merger, or the Merger. It was assumed that such opinions, counsel or interpretations had been or would be obtained from appropriate professional sources and Houlihan Lokey relied, with the consent of the Special Committee, on the assessments by the Special Committee, Connecture and their respective advisors and other representatives as to all such matters. The issuance of Houlihan Lokey’s opinion was approved by a committee authorized to approve opinions of this nature.

In performing its analyses, Houlihan Lokey considered general business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company or business used in Houlihan Lokey’s analyses for comparative purposes is identical to Connecture and an evaluation of the results of those analyses is not entirely mathematical. As a consequence, mathematical derivations (such as the high, low, mean and median) of financial data are not by themselves meaningful and in selecting the ranges of multiples to be applied were considered in conjunction with experience and the exercise of judgment. The estimates contained in the financial forecasts prepared by the management of Connecture and the implied reference ranges indicated by Houlihan Lokey’s analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such estimates and the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which assets, businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of Connecture. Much of the information used in, and accordingly the results of, Houlihan Lokey’s analyses are inherently subject to substantial uncertainty.

Houlihan Lokey’s opinion was only one of many factors considered by the Special Committee in evaluating the Merger. Neither Houlihan Lokey’s opinion nor its analyses were determinative of the consideration payable in the Merger or of the views of the Special Committee, management of Connecture or any other party with respect to the Merger or the Merger Consideration. Under the terms of Houlihan Lokey’s engagement as financial advisor to the Special Committee, the Special Committee and Connecture agreed that Houlihan Lokey was acting as an independent contractor and that Houlihan Lokey was not acting as an agent or fiduciary of the Special Committee, Connecture, security holders, creditors or other constituencies of Connecture or any other person or entity. Houlihan Lokey was not requested to, and it did not, recommend the specific consideration payable in the Merger or that any given consideration constituted the only appropriate consideration for the Merger. The type and amount of consideration payable in the Merger were determined through negotiation between the Special Committee and Parent, and the decision for Connecture to enter into the Merger Agreement was solely that of the Special Committee and the Board.

Financial Analyses

In preparing its opinion to the Special Committee, Houlihan Lokey performed certain financial analyses described below under the heading “—January 4, 2018 Financial Presentation.” The summary of Houlihan Lokey’s analyses is not a complete description of the analyses underlying Houlihan Lokey’s opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented. As a consequence, neither Houlihan Lokey’s opinion nor its underlying analyses is readily susceptible to summary description. Houlihan Lokey arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor. While the results of each analysis were taken into account in reaching Houlihan Lokey’s overall conclusion with respect to fairness, Houlihan Lokey did not make separate or quantifiable judgments regarding individual analyses. Accordingly, Houlihan Lokey believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses, methodologies and factors, without considering all analyses, methodologies and factors, could create a misleading or incomplete view of the processes underlying Houlihan Lokey’s analyses and opinion.

The following is a summary of the material financial analyses performed by Houlihan Lokey in connection with the preparation of its opinion and reviewed with the Special Committee on January 4, 2018. The order of the analyses does not represent relative importance or weight given to those analyses by Houlihan Lokey. The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis, could create a misleading or incomplete view of Houlihan Lokey’s analyses.

Introduction

In evaluating Connecture from a financial perspective, Houlihan Lokey performed certain financial analyses as more fully described below. For purposes of such analyses, Houlihan Lokey reviewed a number of financial and operating metrics, as applicable, including:

•	Enterprise value—generally, the value as of a specified date of the relevant company’s equity market value plus debt outstanding, preferred stock and minority interests and less cash and cash equivalents, based on reported fully-diluted shares; and

•	GAAP revenue—generally, revenue determined in accordance with generally accepted accounting principles.

Unless the context indicates otherwise, enterprise values and equity values used in the selected companies analysis described below were calculated using the closing price of the common stock of the selected companies listed below as of January 2, 2018. Information with respect to the historical financial and operating performance of Connecture relied upon by Houlihan Lokey for purposes of the financial analyses described below were based on public filings. Estimates of future financial and operating performance of Connecture relied upon by Houlihan Lokey for purposes of the financial analyses described below were based on Connecture’s going concern projections, as summarized by Connecture under the section titled “Special Factors—Projected Financial Information.” Information with respect to the historical financial and operating performance of the selected companies listed below relied upon by Houlihan Lokey for purposes of the financial analyses described below were based on public filings and other publicly available information. Estimates of the future financial and operating performance of the selected companies listed below were based on publicly available Wall Street research analyst estimates and other publicly available information for those companies. “Latest 12 months” refers to the most recently completed 12-month period for which financial information was made public in the case of the selected companies and for the latest 12 months as of September 30, 2017 in the case of Connecture. Approximate implied per share equity value reference range figures for Connecture indicated in the financial analyses summarized below equate to zero value for Connecture’s equity to the extent negative figures are shown.

January 4, 2018 Financial Presentation

Selected Companies Analysis. Houlihan Lokey reviewed selected financial and stock market data of the following seven selected publicly traded companies in the health insurance information technology industry with enterprise values, as is the case with Connecture, of less than $500 million that Houlihan Lokey considered relevant for purposes of analysis (collectively, the “selected companies”).

Selected Companies
• Castlight Health, Inc.
• eHealth, Inc.
• Health Insurance Innovations, Inc.
• Hooper Holmes, Inc.
• NantHealth, Inc.
• Orion Health Group Limited
• Streamline Health Solutions, Inc.

Houlihan Lokey also reviewed, for informational purposes, selected financial and stock market data of the following nine selected publicly traded companies in the health insurance information technology industry with enterprise values of greater than $500 million (collectively, the “selected informational companies”).

Selected Informational Companies
• athenahealth, Inc.
• Benefitfocus, Inc.
• Care.com, Inc.
• HealthEquity, Inc.
• HMS Holdings Corp.
• Inovalon Holdings, Inc.
• Medidata Solutions, Inc.
• Omnicell, Inc.
• Vocera Communications, Inc.

The financial data reviewed included:

•	Enterprise values as a multiple of latest 12 months GAAP revenue;

•	Enterprise values as a multiple, to the extent available, of fiscal year 2017 (referring to the fiscal year ending December 31, 2017 or, in the case of certain of the selected companies, January 31, 2018 or March 31, 2018, as applicable) estimated GAAP revenue; and

•	Enterprise values as a multiple, to the extent available, of fiscal year 2018 (referring to the fiscal year ending December 31, 2018 or, in the case of certain of the selected companies, January 31, 2019 or March 31, 2019, as applicable) estimated GAAP revenue.

The overall low to high latest 12 months GAAP revenue, fiscal year 2017 estimated GAAP revenue and fiscal year 2018 estimated GAAP revenue multiples (and mean and median multiples) observed for the selected companies were as follows:

Selected Companies	Low	High	Mean	Median
Latest 12 Months GAAP Revenue	0.74x	4.60x	2.07x	1.44x
Fiscal Year 2017 Estimated GAAP Revenue	0.92x	4.97x	2.33x	1.68x
Fiscal Year 2018 Estimated GAAP Revenue	0.82x	3.51x	1.89x	1.55x

Houlihan Lokey noted, for informational purposes, that the overall low to high latest 12 months GAAP revenue, fiscal year 2017 estimated GAAP revenue and fiscal year 2018 estimated GAAP revenue multiples (and mean and median multiples) observed for the selected informational companies were (i) in the case of latest 12 months GAAP revenue, 3.08x to 12.30x (with a mean of 5.29x and a median of 4.25x), (ii) in the case of fiscal year 2017 estimated GAAP revenue, 2.94x to 11.68x (with a mean of 5.10x and a median of 4.05x), and (iii) in the case of fiscal year 2018 estimated GAAP revenue, 2.63x to 9.51x (with a mean of 4.44x and a median of 3.76x). Houlihan Lokey also noted that the size and scale of the selected informational companies differed significantly from that of Connecture and, accordingly, Houlihan Lokey viewed such observed multiples as not relevant for purposes of this analysis.

Houlihan Lokey applied selected ranges of latest 12 months GAAP revenue, fiscal year 2017 estimated GAAP revenue and fiscal year 2018 estimated GAAP revenue multiples derived from the selected companies of 1.0x to 1.5x, 1.0x to 1.5x and 1.0x to 1.5x, respectively, to the latest 12 months GAAP revenue, fiscal year 2017 estimated GAAP revenue and fiscal year 2018 estimated GAAP revenue of Connecture based on Connecture’s public filings and going concern projections. This analysis indicated the following approximate implied per share equity value reference ranges for Connecture, as compared to the per share Merger Consideration:

Implied Per Share Equity Value Reference Ranges Based on:
Latest 12 Months GAAP Revenue	FY2017E GAAP Revenue	FY2018E GAAP Revenue	Per Share Merger Consideration
$(1.04) - $0.51	$(1.10) - $0.42	$(1.12) - $0.39	$0.35

Discounted Cash Flow Analysis. Houlihan Lokey performed a discounted cash flow analysis of Connecture by calculating the estimated present value of the unlevered, after-tax free cash flows that Connecture was forecasted to generate for the fiscal year ending December 31, 2018 through the fiscal year ending December 31, 2023 based on Connecture’s going concern projections assuming no taxes would be payable by Connecture during the forecasted period. Houlihan Lokey calculated implied terminal values for Connecture by applying to Connecture’s fiscal year ending December 31, 2023 estimated billings a selected range of billings multiples of 1.25x to 1.75x. Present values (as of December 31, 2017) of the cash flows and terminal values were calculated using a selected discount rate range of 18.0% to 22.0%. This analysis indicated the following approximate implied per share equity value reference range for Connecture, as compared to the per share Merger Consideration:

Implied Per Share Equity Value Reference Range:	Per Share Merger Consideration
$(1.02) - $0.44	$0.35

Preliminary Discussion Materials

In addition to the January 4, 2018 financial presentation provided to the Special Committee in connection with Houlihan Lokey’s opinion, dated January 4, 2018, to the Special Committee as summarized above, Houlihan Lokey also provided, for informational purposes, certain preliminary discussion materials to the Special Committee as summarized below. At the request of the Special Committee, extracts and/or summaries of certain information from the January 4, 2018 financial presentation and such preliminary discussion materials also were provided to the Board for informational reference.

The preliminary financial considerations and other information in the preliminary discussion materials reflected market data as of dates proximate to such materials and were based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and information, including tax information relating to Connecture, made available to Houlihan Lokey as of, the date of such materials. Accordingly, to the extent preliminary financial analyses or information were included in such preliminary discussion materials, such preliminary financial analyses or information may have differed from the January 4, 2018 financial presentation as a result of, among other things, changes in Connecture’s internal financial forecasts, estimates and assumptions, such financial, economic, monetary, market and other conditions and circumstances and other information. Houlihan Lokey also continued to refine various aspects of such preliminary financial considerations and other information. The January 4, 2018 financial presentation superseded the preliminary discussion materials. None of the preliminary discussion materials constituted an opinion of, or recommendation by, Houlihan Lokey with respect to a possible transaction or otherwise.

•	December 15, 2017 Preliminary Discussion Materials. The December 15, 2017 preliminary discussion materials were substantially similar to the January 4, 2018 financial presentation and contained, among other things, a preliminary selected companies analysis and a preliminary discounted cash flow analysis, which preliminary analyses generally used the same methodologies as described above under the heading “—January 4, 2018 Financial Presentation” and indicated the same approximate implied per share equity value reference ranges for Connecture.

•	December 13, 2017 Preliminary Discussion Materials. The December 13, 2017 preliminary discussion materials included certain potential considerations related to a possible response to Francisco Partners’ indication of interest, including, among other things, (i) potential funds required and related costs in connection with an acquisition of Connecture by Francisco Partners, (ii) certain considerations in a bankruptcy process, including the incurrence of advisory fees and potential business disruption, (iii) certain other considerations, including the viability of potential alternatives to an acquisition of Connecture by Francisco Partners, the results of the third-party solicitation process undertaken on behalf of Connecture by Connecture’s financial advisor and the viability of Connecture absent additional capital resources or a transaction, (iv) an overview of Connecture’s equity ownership profile and (v) an overview of certain trading data for Connecture, which indicated, among other things, average daily trading values and volume weighted average prices for Common Stock during various periods ranging from one-trading day to the 12-month period ended December 11, 2017, as well as overall recent trading activity.

•	December 10, 2017 Preliminary Discussion Materials. The December 10, 2017 preliminary discussion materials included, among other things:

•	an overview of Connecture’s adverse financial circumstances and historical financial performance based on Connecture’s public filings and discussions with Connecture management, including Connecture’s efforts to address its liquidity concerns and Connecture management’s belief that absent a recapitalization of Connecture, Connecture would likely not have sufficient cash to fund its operations potentially beginning in March 2018 and would breach its bank covenants;

•	an overview of certain trading data for Connecture, which indicated, among other things, that the Common Stock price had declined from slightly less than $14.00 per share in April 2015 to $0.14 per share as of December 7, 2017;

•

based on information from Connecture management, an overview of Connecture’s recent financial performance relative to its internal budget, which indicated, among other things, that in fiscal year 2016 Connecture’s operating income was less than Connecture’s budgeted amount given revenue erosion and failure to control costs, that Connecture had been impacted by weakness in its commercial business segment, the continued wind-down of Connecture’s state exchange business segment and slower than expected adoption of Connecture’s private exchange business, and that Connecture management expected Connecture’s revenue in fiscal year 2017 would be lower than Connecture’s budgeted amount primarily from adverse trends in the individual and family plan market for Connecture’s commercial business segment offset in part by growth in Connecture’s Medicare business, but that operating income would slightly exceed Connecture’s budgeted amount as a result of certain cost reduction initiatives; and

•	a list of certain potential strategic alternatives for Connecture, including the status quo, a debt refinancing or third-party equity financing, a sale of Connecture or merger of Connecture with a third party, a sale of Connecture’s Medicare business, a wind-down of Connecture’s non-Medicare operations and a bankruptcy process, and potential next steps for Connecture, including continued dialogue with and outreach to third parties regarding a sale of Connecture and further consideration of potential strategic alternatives for Connecture and Connecture’s financial circumstances.

Miscellaneous

Houlihan Lokey was engaged as the Special Committee’s financial advisor in connection with the Merger based on, among other things, Houlihan Lokey’s experience and reputation. Houlihan Lokey is regularly engaged to provide financial advisory services in connection with mergers and acquisitions, financings, and financial restructurings. Pursuant to its engagement, Houlihan Lokey is entitled to an aggregate fee of $700,000 for its services, of which $100,000 was paid to Houlihan Lokey upon its engagement, $400,000 became payable upon delivery of Houlihan Lokey’s opinion (which portion is not contingent upon the consummation of the Merger) and $200,000 is contingent upon consummation of the Merger. In addition, Connecture has agreed to reimburse Houlihan Lokey for certain expenses and to indemnify Houlihan Lokey, its affiliates and certain related parties against certain liabilities and expenses, including certain liabilities under the federal securities laws, arising out of or related to Houlihan Lokey’s engagement.

In the ordinary course of business, certain of Houlihan Lokey’s employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, Connecture, Parent, Francisco Partners Management, L.P. (“FP Management”) or any other party that may be involved in the Merger and their respective affiliates or any currency or commodity that may be involved in the Merger.

Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to Connecture, Parent, other participants in the Merger or certain of their respective affiliates or security holders (including, without limitation, FP Management (together with its security holders and affiliates, and/or portfolio companies of investment funds affiliated or associated with FP Management, the “FP Group”)) in the future, for which Houlihan Lokey and its affiliates may receive compensation. In addition, Houlihan Lokey and certain of its affiliates and certain of Houlihan Lokey’s and their respective employees may have committed to invest in private equity or other investment funds managed or advised by FP Management, other participants in the Merger or certain of their respective affiliates or security holders, and in portfolio companies of such funds, and may have co-invested with Connecture, Parent, members of the FP Group, other participants in the Merger or certain of their respective affiliates or security holders, and may do so in the future. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, Connecture, Parent, members of the FP Group, other participants in the Merger or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation. Certain of the foregoing is subject to the terms of the engagement letter entered into among Houlihan Lokey, the Special Committee and Connecture.

Purposes and Reasons of Purchaser Filing Parties for the Merger

Under the SEC rules governing “going private” transactions, each of the Purchaser Filing Parties is an affiliate of the Company that is engaged in the “going private” transaction and, therefore, each is required to express its purposes and reasons for the Merger to the Company’s “unaffiliated security holders,” as defined under Rule 13e-3 of the Exchange Act. The Purchaser Filing Parties are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

For Merger Sub, the purpose of the merger is to effectuate the transactions contemplated by the Merger Agreement. For the other Purchaser Filing Parties, the purpose of the Merger is to allow them to acquire control of the Company and bear the rewards and risks of ownership of the Company after its shares of Common Stock cease to be publicly traded. The Purchaser Filing Parties did not consider any alternatives for achieving these purposes. The transaction has been structured as a cash merger in order to provide the Company’s unaffiliated security holders with cash for their shares of Common Stock and to provide a prompt and orderly transfer of ownership of the Company in a single step, without the necessity of financing separate purchases of Common Stock in a tender offer and implementing a second-step merger to acquire any shares of Common Stock not tendered into any such tender offer, and without incurring any additional transaction costs associated with such activities. The Purchaser Filing Parties have undertaken to pursue the transaction at this time in light of the opportunities they perceive to strengthen the Company’s competitive position, strategy and financial performance under a new form of ownership.

Purposes and Reasons of the Company for the Merger

The Company’s purpose for engaging in the Merger is to enable its stockholders to receive the Merger Consideration, which represents a premium of approximately 119% over the closing price of the Common Stock as quoted on the OTCQX of $0.16 per share on January 3, 2018, the last trading day before the announcement of the Merger. The Company believes that the Merger provides the best opportunity to maximize stockholder value. The Company has determined to undertake the Merger at this time based on the analyses, determinations and conclusions of the Special Committee and the Board described in detail above under “Special Factors—Reasons for the Merger; Recommendation of the Special Committee; Recommendation of the Board of Directors; Fairness of the Merger.”

Plans for the Company After the Merger

At the effective time of the Merger, Parent anticipates that the Company will generally continue its current operations, but will cease to be an independent public company. If the Merger is consummated, the Common Stock will cease to be quoted on the OTCQX and will cease to be registered under the Exchange Act (via termination of registration pursuant to Section 12(g) of the Exchange Act). At the effective time of the Merger, the directors of Merger Sub immediately prior to the effective time will become the initial directors of the surviving corporation, and the officers of the Company immediately prior to the effective time will become the officers of the surviving corporation, in each case until their successor is duly elected and qualified or until the earlier of his or her death, resignation or removal in accordance with the certificate of incorporation and bylaws of the surviving corporation. At the effective time of the Merger, the certificate of incorporation and bylaws of the Company will be amended and restated to be in the form of (except with respect to the name of the Company) the certificate of incorporation and bylaws of Merger Sub and, as so amended, will be the certificate of incorporation and bylaws of the Company following the Merger until thereafter amended in accordance with their respective terms and Delaware law.

The Purchaser Filing Parties have advised the Company that they do not have any specific plans or proposals that relate to or would result in an extraordinary corporate transaction following completion of the Merger involving the Company’s corporate structure, business or management, such as a merger, reorganization, liquidation, relocation of any operations or purchase, sale or transfer of a material amount of assets. However, the Purchaser Filing Group expects to continuously evaluate and review the Company’s business and operations following the merger and may develop new plans and proposals that it considers appropriate to maximize the value of the Company. Each member of the Purchaser Filing Group expressly reserves the right to make any changes it deems appropriate in light of such evaluation and review or in light of future developments.

Certain Effects of the Merger

If stockholders approve the proposal to adopt the Merger Agreement and the other conditions to the closing of the merger are either satisfied or waived, Merger Sub will be merged with and into the Company with the Company being the surviving corporation. If the Merger is completed, all of our equity interests will be owned by Parent. None of our current stockholders will have any direct ownership interest in, or be a stockholder of, the Company after the completion of the Merger. As a result, our current stockholders (other than the Rolling Stockholders) will no longer benefit from any increase in our value, nor will they bear the risk of any decrease in our value. Following the Merger, only Parent (and through their ownership interest in Parent, the Rolling Stockholders) will benefit from any increase in our value and also will bear the risk of any decrease in our value.

Upon the consummation of the Merger:

•	each share of Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than shares held by (a) Parent or Merger Sub, (b) the Company in treasury or any wholly owned subsidiary of the Company, (c) holders of Common Stock who have properly demanded appraisal rights (and who have not failed to perfect or effectively withdraw such demand or otherwise waive or lose their rights to appraisal), as described more fully under “The Merger Agreement—Per Share Merger Consideration” on page 75, and (d) the Rollover Investors, which we refer to below as “excluded shares”) will be converted into the right to receive $0.35, in cash, without interest and less any required withholding taxes, and automatically canceled. The Rollover Investors have entered into the Rollover Agreement, pursuant to which the Rollover Investors have agreed to contribute all Rollover Shares to Parent. Upon completion of the Merger, our Common Stock will no longer be publicly traded, and our stockholders (other than Parent directly, and the Rollover Investors indirectly) will cease to have any ownership interest in the Company

•	each excluded share will automatically be canceled and will cease to exist;

•	the Rollover Shares will be contributed to Parent pursuant to the Rollover Agreement;

•	each unvested option to purchase common stock under the Company Plans outstanding immediately before the effective time of the Merger will be canceled for no consideration;

•	each vested option to purchase common stock under the Company Plans outstanding immediately before the effective time of the Merger will be canceled in exchange for the right to receive a lump-sum cash payment equal to the product of (a) the excess, if any, of (i) the $0.35 per share Merger Consideration over (ii) the per-share exercise price for such option and (b) the total number of shares of common stock underlying such option, less applicable taxes required to be withheld; however, since all of the Company’s outstanding vested options to purchase Common Stock have a per-share exercise price greater than $0.35, all such options will be canceled without consideration;

•	each unvested RSU granted under the Company Plans that is outstanding immediately before the effective time of the Merger will be canceled for no consideration;

•	each RSU that will be vested as of the effective time of the Merger, but not previously settled in shares of Common Stock before the effective time of the Merger, will be canceled in exchange for the right to receive a lump-sum cash payment equal to the product of (i) the $0.35 per share Merger Consideration and (ii) the number of shares of common stock subject to such RSU, less applicable taxes required to be withheld, which RSUs will only include the unvested RSUs held by certain of the Company’s executive officers that will accelerate pursuant to the terms of existing employment agreements between the Company and such officers, as well as the unvested RSUs held by the Company’s directors that will accelerate upon the effectiveness of the Merger pursuant to the Company’s standard director compensation policy, each as more fully described under “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 54.

The Company does not expect to grant any equity awards under the existing Company Plans following the closing of the Merger.

Following the Merger, all of the equity interests in the surviving corporation will be owned by Parent. If the Merger is completed, Parent (and the Rolling Investors indirectly through their equity interests in Parent) will be the sole beneficiaries of our future earnings and growth, if any, and will be entitled to vote on corporate matters affecting the Company following the Merger. Similarly, Parent (and the Rolling Investors indirectly) will also bear the risks of ongoing operations, including the risks of any decrease in our value after the merger.

In connection with the Merger, certain members of the Company’s management will receive benefits and be subject to obligations that are different from, or in addition to, the benefits and obligations of the Company’s stockholders generally, as described in more detail under “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 54. Those incremental benefits are expected to include, among other benefits, certain executive officers continuing as executive officers of the surviving corporation.

Benefits of the Merger for the Company’s Unaffiliated Security Holders

The primary benefit of the Merger to the unaffiliated security holders will be their right to receive the Merger Consideration, less applicable withholding taxes, for each share of Common Stock held by such stockholders as described above. Additionally, such stockholders will avoid the risk after the Merger of any possible decrease in our future earnings, growth or value.

Detriments of the Merger to the Company’s Unaffiliated Security Holders

The primary detriments of the Merger to our unaffiliated security holders include the lack of an interest of such stockholders in the potential future earnings, growth, or value realized by the Company after the Merger. Additionally, the receipt of cash in exchange for Common Stock pursuant to the Merger will generally be a taxable sale transaction for U.S. federal income tax purposes to stockholders who surrender their Common Stock in the Merger to the extent that such stockholders have any gain on their shares of Common Stock.

Certain Effects of the Merger for the Purchaser Filing Parties

If the Merger is completed, Parent will indirectly own all of the Company’s equity interests through its ownership of FP Healthcare Intermediate, LLC, which is the sole stockholder of Merger Sub.

The benefits of the Merger to the Purchaser Filing Parties include the fact that, following the completion of the Merger, Parent will indirectly own 100% of the outstanding Common Stock of the Company and will therefore have a corresponding 100% interest in the surviving corporation’s net book value and net earnings. The table below sets forth the interests in the Company’s net book value and net earnings of the Purchaser Filing Parties prior to and immediately after the merger, based on the net book value at December 31, 2017 and net earnings for the year ended December 31, 2017, as if the Merger were completed on such date.

	Ownership of the Company Prior to the Merger(1)			Ownership of the Company After the Merger(2)
($ in millions)	% Ownership	Net book value at December 31, 2017(3)	Net loss for the year ended December 31, 2017	% Ownership	Net book value at December 31, 2017(3)	Net loss for the year ended December 31, 2017
Parent	—	$—	$—	100%	$(77.2)	$15.5
FP Investors	58%	(44.6)	9.0	95%	(73.4)	14.7
Chrysalis	11%	(8.2)	1.7	5%	(3.8)	0.8

(1)	Based on 23,080,978 shares of Common Stock outstanding as of December 31, 2017. Assumes the conversion of all Preferred Stock held by both the FP Investors and Chrysalis.
(2)

The actual interests of the Purchaser Filing Parties following completion of the Merger will be based on the Rollover Investors’ ownership of Common Stock and Preferred Stock as the date of completion. Actual interests may vary due to the impact of accrued and unpaid dividends on the number of shares of Common

Stock into which the Preferred Stock held by each of the Rollover Investors is convertible. In addition, the post-closing interest of the FP Investors will be reduced to the extent the FP Investors assign a portion of the Equity Financing commitment to other parties.
(3)	Based on total stockholders’ deficit of $77.2 million as of December 31, 2017.

In addition, the Purchaser Filing Parties will benefit from the savings associated with the Company no longer being required to file reports under or otherwise having to comply with provisions of the Exchange Act. Detriments of the Merger to the Purchaser Filing Parties include the lack of liquidity for the Company’s Common Stock following the Merger and the risk that the Company will decrease in value following the Merger.

Certain Effects on the Company If the Merger Is Not Completed

If the Merger Agreement is not adopted by the Company’s stockholders or if the Merger is not completed for any other reason, the Company’s stockholders will not receive any payment for their shares of Common Stock in connection with the Merger. Instead, the Company will remain a public company and the Common Stock will continue to be registered under the Exchange Act, with shares quoted on the OTCQX or another over-the-counter market. In addition, if the Merger is not completed, the Company expects that management will operate the Company’s business in a manner similar to that in which it is being operated today and that the Company’s stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to the Company’s ability to continue as a long-term going concern.

Furthermore, if the Merger is not completed, and depending on the circumstances that would have caused the Merger not to be completed, the price of the Common Stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of the Common Stock would return to the price at which the Common Stock trades as of the date of this proxy statement. Accordingly, if the Merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares. If the Merger is not completed, the Board will continue to evaluate and review the Company’s business operations, properties, dividend policy, share repurchase policy and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance stockholder value. If the Merger Agreement is not adopted by the Company’s stockholders or if the Merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to the Company will be offered or that the Company’s business, prospects or results of operation will not be adversely impacted.

In addition, under specified circumstances, if the Merger Agreement is terminated, the Company may be required to reimburse the out-of-pocket expenses of Parent, Merger Sub and their affiliates incurred in connection with the Merger up to a maximum of $2 million, as more fully described in “The Merger Agreement—Termination of the Merger Agreement” beginning on page 92 and “The Merger Agreement—Termination Fee and Expenses” beginning on page 93.

Projected Financial Information

The Company does not as a matter of course make public financial projections as to future revenues, earnings or other results given, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, in connection with the Merger, certain forward-looking financial information provided by the Company’s management, and authorized by the Special Committee to be used and relied upon by Houlihan Lokey, was provided to Houlihan Lokey for Houlihan Lokey’s use and reliance in connection with its financial analyses and opinion. The Company has included in this proxy statement a summary of certain of this financial information to give our stockholders access to certain nonpublic information provided to the Special Committee and Houlihan Lokey but not to influence the decision of stockholders whether to vote for or against approval of the Merger Proposal. The inclusion of this information should not be regarded as necessarily predictive of actual future results.

The financial projections, which reflect the Company as a going concern assuming, among other things, that the Company obtains sufficient capital resources necessary to fund its operations and comply with its bank covenants, are subjective in many respects. Although presented with numerical specificity, the financial projections reflect and are based on numerous assumptions and estimates with respect to obtaining sufficient capital resources necessary for the Company to fund its operations and comply with its bank covenants, industry performance, general business, economic, political, market and financial conditions, competitive uncertainties, and other matters, all of which are difficult to predict and beyond the Company’s control. As a result, there can be no assurance that these financial projections will be realized or that actual results will not be significantly higher or lower than projected. The financial projections are forward-looking statements and should be read with caution. See “Cautionary Statement Concerning Forward-Looking Information” on page 67. The financial projections cover multiple years, and such information by its nature becomes less reliable with each successive year. In addition, the financial projections will be affected by the Company’s ability to achieve strategic goals, objectives and targets over the applicable periods. The financial projections also reflect assumptions as to certain business matters that are subject to change.

The financial projections were prepared to assist the Special Committee in evaluating the Merger and not with a view toward public disclosure or toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of the Company’s management, were prepared on a reasonable basis, reflect the best currently available estimates and judgments of management, and present, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of the Company. The Company’s independent registered public accounting firm, Deloitte & Touche LLP, has not examined or compiled any of the financial projections or performed any procedures with respect to the prospective financial information contained herein, expressed any conclusion or provided any form of assurance with respect to the financial projections, nor has it expressed any opinion or any other form of assurance on such information or its achievability, and, accordingly, assumes no responsibility for them and disclaims any association with the prospective financial information. The financial projections do not take into account any circumstances or events occurring after the date they were prepared. The financial projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the Company contained in the Company’s public filings with the SEC. The Deloitte & Touche LLP reports incorporated by reference into this proxy statement relate to the Company’s historical financial information. They do not extend to the financial projections and should not be read to do so.

The following table presents a summary of the Company’s financial projections of revenue and Adjusted EBITDA for fiscal years 2017 and 2018:

	Fiscal Year Ended
($ in millions)	2017E	2018E
Revenue	$76.5	$75.9
Adjusted EBITDA	$(1.4)	$1.9

The financial projections in the table above include the Company’s estimated revenue, determined in accordance with GAAP, and Adjusted EBITDA, which may be considered a non-GAAP financial measure within the meaning of applicable rules and regulations of the SEC. The following table presents a reconciliation of GAAP net income (loss), the nearest GAAP measure, to Adjusted EBITDA as presented in the financial projections above:

	Fiscal Year Ended
($ in millions)	2017E	2018E
GAAP Net Income (Loss)	$(11.9)	$(6.9)
Depreciation & Amortization	$4.4	$4.0
Interest Expense	$3.3	$2.7
Other Expense, Net	$0.5	—
Income Taxes	—	—
Stock-Based Compensation	$2.3	$2.1

Total Net Adjustments	$10.5	$8.8

Adjusted EBITDA	$(1.4)	$1.9

The following table presents a summary of the Company’s financial projections of unlevered, after-tax free cash flow for fiscal years 2018 through 2023:

	Fiscal Year Ended
($ in millions)	2018E	2019E	2020E	2021E	2022E	2023E
Unlevered, After-Tax Free Cash Flow(1)	$3.7	$6.8	$7.5	$11.3	$15.6	$21.7

(1)	Assumes no taxes paid as a result of expected utilization by the Company of net operating losses during projection period.

The financial projections in the table above include the Company’s estimated unlevered, after-tax free cash flow, which may be considered a non-GAAP financial measure within the meaning of applicable rules and regulations of the SEC. The following table presents a reconciliation of GAAP net income (loss), the nearest GAAP measure, to unlevered, after-tax free cash flow as presented in the financial projections above:

	Fiscal Year Ended
($ in millions)	2018E	2019E	2020E	2021E	2022E	2023E
GAAP Net Income (Loss)	$(6.9)	$0.6	$3.5	$8.1	$13.4	$21.3
Depreciation & Amortization	$4.0	$2.2	$1.8	$2.0	$2.1	$1.3
Interest Expense	$2.7	$2.5	$2.5	$2.5	$2.5	$2.5
Other Expense, Net	—	—	—	—	—	—
Income Taxes	—	—	—	—	—	—
Stock-Based Compensation	$2.1	$2.1	$2.1	$2.1	$2.1	$2.1
Changes in Operating Assets and Liabilities	$2.6	$0.4	$(1.4)	$(2.1)	$(3.0)	$(3.7)
Purchase of Property and Equipment	$(0.8)	$(1.0)	$(1.1)	$(1.3)	$(1.5)	$(1.8)

Total Net Adjustments	$10.6	$6.2	$4.0	$3.2	$2.2	$0.4

Unlevered, After-Tax Free Cash Flow	$3.7	$6.8	$7.5	$11.3	$15.6	$21.7

The non-GAAP financial measures included in the financial projections above were presented because the Company’s management believed they could be useful indicators of the Company’s projected future operating performance and cash flow. These financial projections should not be considered in isolation or in lieu of the Company’s operating and other financial information determined in accordance with GAAP and should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP (see “Important Information Regarding Connecture—Selected Historical Consolidated Financial Data”). In addition, because non-GAAP financial measures are not determined consistently by all companies, the non-GAAP measures presented in these financial projections may not be comparable to similarly titled measures of other companies.

Readers of this proxy statement are cautioned not to place undue reliance on the specific portions of the financial projections set forth in the tables above. No one has made or makes any representation to any stockholder regarding the information included in these financial projections.

The financial projections do not take into account any circumstances or events occurring after the date they were prepared, including the transactions contemplated by the Merger Agreement. Further, the financial projections do not take into account the effect of any failure of the Merger to occur and should not be viewed as continuing in that context. Except as may be required by applicable securities laws, the Company does not intend to update, or otherwise revise, the financial projections or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are not realized.

For the foregoing reasons, as well as the bases and assumptions on which the financial projections were compiled, the inclusion of specific portions of the financial projections in this proxy statement should not be regarded as an indication that such projections are necessarily predictive of actual future events, and they should not be relied on as such.

Interests of the Company’s Directors and Executive Officers in the Merger

In considering the recommendations of the Special Committee and of the Board of Directors with respect to the Merger Agreement, you should be aware that, aside from their interests as stockholders of the Company, the Company’s directors and executive officers have interests in the Merger that are different from, or in addition to, those of other stockholders of the Company generally. In particular, with respect to the Affiliated Directors, David A. Jones Jr., the chairman of the Board of Directors, is an affiliate of, and has a financial interest in, Chrysalis, which is a Rollover Investor and also is a Rollover Investor in his personal capacity as the holder, through a trust of which he is the trustee, of Rollover Shares; Ezra Perlman, a member of the Board of Directors, is an affiliate of, and has a financial interest in, the FP Investors; and Kraig McEwen, a member of the Board of Directors, is a director designated by the FP Investors. The FP Investors, through their control of Parent, will control the Company after the Merger and the Affiliated Directors will each become directors of Parent following completion of the Merger in accordance with the terms of the Parent Stockholders Agreement. In addition, each of Mr. Jones and Mr. Perlman will retain an indirect financial interest in the Company through their ownership interest in Parent as a result of the contribution of Rollover Shares in which they have a financial interest to Parent pursuant to the Rollover Agreement.

In addition to the foregoing, other interests of executive officers and directors that may be different from or in addition to the interests of the Company’s stockholders include the fact that:

•	as further described below, certain of the Company’s executive officers, Jeffery A. Surges and Vincent E. Estrada, have entered into employment agreements that provide for the acceleration of vesting of equity awards upon the effectiveness of the Merger, as well as certain severance benefits upon a qualifying termination after the Merger;

•	pursuant to the Company’s standard director compensation policy, vesting of unvested RSUs held by the Company’s directors will accelerate upon the effectiveness of the Merger;

•	the Company’s executive officers as of the effective time of the Merger will become the initial executive officers of the surviving corporation;

•	Mr. Surges, as chief executive officer of the Company, will also be entitled to serve on the board of directors of the Company pursuant to the Parent Stockholders Agreement as long as he remains chief executive officer of the Company; and

•	the Company’s directors and executive officers are entitled to continued indemnification and insurance coverage under the Merger Agreement, and the Company’s directors and certain executive officers are entitled to continued indemnification and insurance coverage under indemnification agreements.

Payments to Executive Officers and Directors in Respect of Company Equity Awards

Pursuant to the terms of the Merger Agreement, other than as described below, all unvested RSUs held by executive officers of the Company will be canceled for no consideration. In addition, all vested and unvested stock options held by the Company’s executive officers have exercise prices in excess of the Merger Consideration of $0.35 per share, and therefore, such stock options will be canceled as of the effective time of the Merger for no consideration. No directors of the Company hold any stock options. Likewise, certain executive officers of the Company were issued retention bonus awards and time-based RSUs that only are payable or entitled to settlement, respectively, upon certain conditions which are not satisfied by the Merger, and therefore, such RSUs will be canceled for no consideration and the cash bonus awards will remain outstanding obligations of the Company without payment as a result of the Merger.

Pursuant to the terms of their respective employment agreements, Jeffery A. Surges, the Company’s Chief Executive Officer and President, and a member of the Board, and Vincent E. Estrada, the Company’s Executive Vice President of Corporate Development and former Chief Financial Officer, are entitled to full acceleration of their unvested equity awards with time-based vesting conditions upon completion of the Merger. As all unvested stock options held by Messrs. Surges and Estrada have exercise prices in excess of the Merger Consideration of $0.35 per share, such stock options will be canceled as of the effective time of the Merger for no consideration. However, Messrs. Surges and Estrada will receive payment in respect of unvested RSUs with time-based vesting conditions. In addition, unvested RSUs held by members of the Company’s Board of Directors (other than Mr. Surges) will accelerate and vest at the effective time of the Merger pursuant to the Company’s standard director compensation plan.

The table below sets forth the total number of shares of Common Stock subject to unvested RSUs that will accelerate upon the effective time of the Merger with respect to each executive officer and director of the Company that holds such RSUs, assuming that the closing of the Merger were to occur on March 27, 2018. The amount payable listed below reflects the number of shares subject to unvested RSUs that will accelerate multiplied by the Merger Consideration of $0.35 per share, without regard to any required withholding of taxes. Other than as set forth in the table below, no executive officer or director of the Company will receive any payments in respect of outstanding Company Equity Awards.

Payments Resulting from Acceleration of Unvested Equity Awards

Name	Unvested RSUs Accelerating	Merger Consideration Payable ($)
Executive Officers
Jeffery A. Surges	49,928	$17,475
Vincent E. Estrada	83,338	$29,168
Directors
John Ansay	20,122	$7,043
Vickie Capps	20,122	$7,043
Paul Kusserow	20,122	$7,043
Kraig McEwen	53,658	$18,780
Russ Thomas	20,122	$7,043

All such payments will be made by the surviving corporation, without interest, at the effective time of the Merger or as soon as practicable thereafter, and in no event later than the date that is the later of five business days after the effective time and the date of the Company’s first regularly scheduled payroll after the effective time.

Payments to Executive Officers and Directors in Respect of Common Stock

In addition to the payments made in respect of unvested RSUs noted above, executive officers and directors of the Company (other than David A. Jones, Jr., whose shares are being contributed to Parent pursuant to the Rollover Agreement) will be entitled to receive the Merger Consideration of $0.35 per share with respect to any shares of Common Stock owned by such executive officer or director as of the effective time of the Merger.

The table below sets forth the total number of shares of Common Stock held by each executive officer and director of the Company, assuming that the closing of the Merger were to occur on March 27, 2018. The table excludes any Common Stock issuable upon the vesting or exercise of equity awards (which are addressed above in “Payments to Executive Officers and Directors in Respect of Company Equity Awards”), as well as shares of Common Stock and Preferred Stock held by the Sponsor Entities that may be deemed beneficially owned by Ezra Perlman and David A. Jones, Jr. The amount payable listed below reflects the number of shares of Common Stock held multiplied by the Merger Consideration of $0.35 per share, without regard to any required withholding of taxes.

Name	Shares of Common Stock	Merger Consideration Payable ($)
Executive Officers
Jeffery A. Surges	186,093	65,133
Vincent E. Estrada	25,997	9,099
Brian D. Lindstrom	—	—
Mark Granville	6,666	2,333
Lea DeVillers	8,530	2,986
Directors
John Ansay	126,776	44,372
Vickie Capps	116,776	40,872
Paul Kusserow	101,776	35,622
Kraig McEwen	160,976	56,342
Russ Thomas	93,526	32,734
Ezra Perlman	—	N/A
David A. Jones, Jr.(1)	57,696	N/A

(1)	Mr. Jones’s shares are held by the David A Jones, Jr. Revocable Trust, of which Mr. Jones is a trustee, and will be contributed to Parent immediately before the effective time of the Merger pursuant to the Rollover Agreement. For more information, see “Special Factors—Rollover Agreement.”

Additional Severance Arrangements

Pursuant to the terms of letter agreements entered into with Mr. Surges and Mr. Estrada on July 21, 2017, Mr. Surges and Mr. Estrada are entitled to additional cash severance of $225,000 and $150,000, respectively, in the event of a qualifying termination (i.e., a termination by the Company without “cause” or by Mr. Surges or Mr. Estrada with “good reason”) within 12 months of the Merger.

For purposes of these agreements and the employment agreement agreements of Messrs. Surges and Estrada, “cause” means (i) theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company documents or records; (ii) material failure to abide by the Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct), which failure, to the extent such failure can be cured, is not cured within a reasonable period of time after written notice; (iii) unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company (including, without limitation, improper use or disclosure of the Company’s confidential or proprietary information); (iv) any intentional act that has a material detrimental effect on the Company’s reputation or business; (v) repeated failure to perform any reasonable assigned duties after written notice of, and a reasonable opportunity to cure, such failure; (vi) any material breach of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement with the Company, which breach is not cured pursuant to the terms of such agreement; or (vii) conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or that impairs the executive’s ability to perform his duties with the Company. “Good reason” occurs if (i) the Company, without the executive’s written consent, (a) materially reduces the executive’s then-current authority, duties or responsibilities or adversely changes the executive’s job title, (b) materially reduces the executive’s then-current base salary, unless substantially all other executive management employees’ base salary is similarly or proportionately reduced up to 20%, (c) materially changes the geographic location at which the executive must perform services, (d) materially breaches an agreement between the executive and the Company and (e) fails to make certain equity grants to the executive; and (ii)(1) the executive provides written notice to the Company of any such action within 60 days of the date on which such action first occurs and provides the Company with a 30-day cure period; (2) the Company fails to remedy such action within the cure period, and (3) the executive resigns within 10 days of the expiration of the cure period.

In addition, under the terms of his employment agreement, Mr. Surges would receive acceleration of vesting of all unvested equity awards he holds with performance-vesting conditions upon a qualifying termination within twelve months of the Merger, but all such awards will be canceled without consideration as of the effective time of the Merger.

Other than the foregoing additional benefits, no executive officer or director of the Company is entitled any additional severance benefits as a result of the Merger. In addition, no executive officer of the Company negotiated or entered into any employment or compensation arrangements with Parent for purposes of such executive officer’s employment after completion of the Merger.

Indemnification and Insurance

Pursuant to the terms of the Merger Agreement, following the effective time of the Merger, the Company’s current and former directors and officers will be entitled to certain ongoing rights of indemnification and to coverage under directors’ and officers’ liability insurance policies. For a description of such ongoing indemnification and insurance obligations, refer to the section entitled “The Merger Agreement—Other Covenants and Agreements—Indemnification and Insurance” on page 89.

The Special Committee and the Board of Directors were aware of the different or additional interests described herein and considered those interests along with other matters in recommending and/or approving, as applicable, the Merger Agreement and the transactions contemplated thereby, including the Merger.

Merger-Related Compensation

This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for each named executive officer of the Company, as determined for purposes of its most recent Annual Report on Form 10-K, as well as the Company’s principal financial officer (each of whom we refer to as a “named executive officer” for purposes of this proxy statement), that is based on or otherwise relates to the Merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section we use such term to describe the Merger related compensation payable to our named executive officers. The “golden parachute” compensation payable to these individuals is subject to a non-binding advisory vote of the Company’s stockholders, as set forth in “The Compensation Proposal” beginning on page 121.

The following table sets forth the amount of payments and benefits that each named executive officer would receive in connection with the Merger, assuming the consummation of the merger occurred on March 27, 2018, and the employment of the executive officer was terminated other than for “cause” or the executive officer resigned for “good reason,” in each case on such date. Of the Company’s named executive officers, only Jeffery A. Surges and Vincent E. Estrada are entitled to any such “golden parachute compensation.” The value of any equity-based awards was calculated by multiplying the number of the shares of Common Stock subject to unvested RSUs by the per share Merger Consideration of $0.35. The calculations in the table below do not include amounts that the Company’s executive officers were already entitled to receive or vested in as of the date hereof or amounts under contracts, agreements, plans or arrangements to the extent they do not discriminate in scope, terms or operation in favor of executive officers and that are available generally to all the Company’s salaried employees.

Golden Parachute Compensation

The table below, titled “Potential Change-in-Control Payments to Named Executive Officers,” along with its footnotes, sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation payable to the Company’s principal executive officer and the two most highly compensated executive officers other than the principal executive officer, as determined for purposes of its most recent Annual Report on Form 10-K, as well as the Company’s principal financial officer, which compensation is subject to an advisory vote of the Company’s stockholders, as described below in “The Compensation Proposal (Proposal 3).” The table assumes the consummation of the Merger occurred on March 27, 2018, and the employment of the named executive officer was terminated without “cause” or for “good reason” on such date. The value of any equity-based awards was calculated by multiplying the number of the Shares subject to restricted stock units by the $0.35 per share Merger Consideration.

The calculations in the table below do not include amounts that the Company’s executive officers were already entitled to receive or vested in as of the date hereof or amounts under contracts, agreements, plans or arrangements to the extent they do not discriminate in scope, terms or operation in favor of executive officers and that are available generally to all the Company’s salaried employees.

Potential Change-in-Control Payments to Named Executive Officers

Name	Cash ($)	Equity ($)	Total ($)
Jeffery A. Surges, President and Chief Executive Officer	225,000	17,475	242,475
Brian D. Lindstrom, Chief Financial Officer	—	—	—
Vincent E. Estrada, Executive Vice President, Corporate Development	150,000	29,168	179,168
Mark E. Granville, Chief Delivery Officer	—	—	—

Voting and Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, the Sponsor Entities entered into the Voting Agreement with the Company. Pursuant to the Voting Agreement, the Sponsor Entities have agreed, unless the Board of Directors or the Special Committee has changed its recommendation that the stockholders adopt the Merger Agreement, to vote all shares of the Company’s capital stock owned by them in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby and against any other action or agreement not recommended by the Board of Directors that would reasonably be expected to (i) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, (i) result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled or (iii) impede, frustrate, interfere with, delay, postpone or adversely affect the merger and the other transactions contemplated by the Merger Agreement.

In addition, pursuant to the Voting Agreement, if the Company enters into a definitive agreement with respect to a superior proposal that will result in the Preferred Stock being redeemed in accordance with its terms, among other conditions, the Sponsor Entities have agreed to vote their shares in favor of such superior proposal. The Sponsor Entities have also agreed to refrain from exercising their rights with respect to control of the Board of Directors until the Voting Agreement is terminated according to its terms.

Finally, pursuant to the Voting Agreement, the Sponsor Entities have agreed, if requested to do so by the Board of Directors or the Special Committee, to explore in good faith the possibility of working with any third parties regarding alternative acquisition proposals to the extent the Company is permitted to do so under the Merger Agreement, including by reviewing and responding to proposals and taking part in meetings and negotiations with respect thereto, and have represented that they are not subject to any agreement that would prevent them from doing so. The Voting Agreement will terminate at the effective time of the Merger or, if earlier, the date of the termination of the Merger Agreement, unless there is a superior proposal, in which case the termination will occur upon the earliest of (i) the consummation of the superior proposal, (ii) the termination of the definitive agreement reflecting the superior proposal in accordance with its terms, and (iii) the date that is five months after the termination of the Merger Agreement by the Company in order to pursue a superior proposal.

Rollover Agreement

Concurrently with the execution and delivery of the Merger Agreement, the Rollover Investors and Parent entered into the Rollover Agreement, pursuant to which the Rollover Investors agreed to contribute the Rollover Shares to Parent in exchange for common stock of Parent immediately before the effective time of the Merger. After the completion of the transactions contemplated by the Rollover Agreement, the only outstanding common stock of Parent will be the shares issued to the Rollover Investors in exchange for the Rollover Shares and the shares held by the FP Investors (or their affiliates) in connection with their investment in Parent.

The Rollover Investors and Parent each make customary representations and warranties regarding, among other things authority; no violation of material agreements; and, with respect to the Rollover Investors, no brokers and status as accredited investors. The Rollover Agreement contains customary restrictions on transfer of the common stock of Parent. In connection with the Rollover Agreement, the Rollover Investors and Parent agreed to enter into a stockholders’ agreement containing provisions regarding, among other things, governance, board composition, transfer restrictions on shares of common stock, tag-along rights, drag-along rights, preemptive rights, information rights and certain covenants. The Rollover Agreement is governed by Delaware law.

Material U.S. Federal Income Tax Consequences of the Merger

The following is a summary of the material U.S. federal income tax consequences of the Merger to the Non-Rolling Stockholders who are “U.S. holders” and “non-U.S. holders” (each as defined below) whose shares of Common Stock are converted into the right to receive cash in the Merger. This summary does not purport to consider all aspects of U.S. federal income taxation that might be relevant to our stockholders. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury regulations, judicial opinions, and administrative rulings and published positions of the Internal Revenue Service (the “IRS”), each as in effect as of the date hereof. These authorities are subject to change, possibly on a retroactive basis, and any such change could affect the accuracy of the statements and conclusions set forth in this discussion. The discussion applies only to beneficial owners who hold shares of Common Stock as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment purposes), and does not apply to shares of Common Stock received in connection with the exercise of employee stock options or otherwise as compensation, stockholders who hold an equity interest, actually or constructively, in Parent or the surviving corporation after the Merger, stockholders who have perfected and not withdrawn a demand for, or lost the right to, appraisal under the DGCL or to certain types of beneficial owners who may be subject to special rules (such as insurance companies, banks, tax-exempt organizations, financial institutions, broker–dealers, partnerships, S corporations or other pass-through entities, mutual funds, traders in securities who elect the mark-to-market method of accounting, stockholders subject to the alternative minimum tax, U.S. holders that have a functional currency other than the U.S. dollar or stockholders who hold Common Stock as part of a hedge, straddle, constructive sale or conversion transaction). This discussion also does not address the receipt of cash in connection with the cancellation of phantom stock units, or options to purchase shares of Common Stock, or the treatment of RSUs or performance awards, or any other matters relating to equity compensation or benefit plans (including the plans). This discussion does not address any aspect of state, local or foreign tax laws, the additional 3.8% tax on certain net investment income that may be imposed under the Code or any other form of taxation that may be applicable to a stockholder. Furthermore, it generally does not address the tax consequences of transactions effectuated before, after or at the same time as the Merger, whether or not they are in connection with the Merger, including any transactions contemplated by the Rollover Agreement.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Common Stock, the tax treatment of a partner of such partnership generally will depend on the status of the partner and the activities of the partner and the partnership. A partner of a partnership holding Common Stock is encouraged to consult the partner’s tax advisor regarding the U.S. federal income tax consequences of the Merger to such partner.

We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following summary, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation.

U.S. Holders

For purposes of this discussion, “U.S. holder” means a beneficial owner of shares of Common Stock that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or any of its political subdivisions;

•	a trust that (i) is subject to the supervision of a court within the United States and the control of one or more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate that is subject to U.S. federal income tax on its income regardless of its source.

The exchange of shares of Common Stock for cash in the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder whose shares of Common Stock are converted into the right to receive cash in the Merger will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received with respect to such shares (determined before the deduction of any applicable withholding taxes, as described below in this section under “Backup Withholding and Information Reporting”) and the U.S. holder’s adjusted tax basis in such shares. A U.S. holder’s adjusted tax basis will generally equal the price the U.S. holder paid for such shares. Gain or loss will be determined separately for each block of shares of Common Stock (i.e., shares of Common Stock acquired at the same cost in a single transaction). Such capital gain or loss will be long-term capital gain or loss, provided that the U.S. holder’s holding period for such shares of Common Stock is more than 12 months at the Effective Time of the Merger. There are limitations on the deductibility of capital losses.

Non-U.S. Holders

For purposes of this discussion, “non-U.S. holder” means a beneficial owner of Common Stock that is not a U.S. holder or a partnership (or any other entity or arrangement that is treated as a partnership for U.S. federal income tax purposes). In such case, a non-U.S. holder whose shares of Common Stock are exchanged for cash in the merger will recognize capital gain or loss, which generally is not expected to be subject to U.S. federal income tax unless:

•	the gain, if any, on such shares is effectively connected with the non-U.S. holder’s trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the non-U.S. holder in the United States);

•	the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of the exchange of shares of Common Stock for cash pursuant to the Merger and certain other conditions are met; or

•	the non-U.S. holder owned, directly or under certain constructive ownership rules of the Code, more than 5% of our Common Stock at any time during the five-year period preceding the merger, and the Company is or has been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code for U.S. federal income tax purposes at any time during the shorter of the five-year period preceding the Merger or the period that the non-U.S. holder held Common Stock.

A non-U.S. holder described in the first bullet point immediately above will be subject to regular U.S. federal income tax on any gain realized as if the non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. If such non-U.S. holder is a corporation, it may also be subject to a branch profits tax equal to 30% (or a lower treaty rate) of its effectively connected earnings and profits for the taxable year, as adjusted for certain items. A non-U.S. holder described in the second bullet point immediately above will be subject to U.S. federal income tax at a rate of 30% (or a lower treaty rate) on any gain realized, which may be offset by U.S.-source capital losses recognized in the same taxable year.

We believe we have not been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the five-year period preceding the Merger.

Backup Withholding and Information Reporting

Backup withholding of tax may apply to cash payments to which a non-corporate U.S. holder is entitled under the Merger Agreement, unless such U.S. holder provides a taxpayer identification number, certifies that such number is correct and otherwise complies with the backup withholding rules. Each of our Non-Rolling Stockholder who is a U.S. holder should complete and sign, under penalty of perjury, the Substitute Form W-9 included as part of the letter of transmittal and return it to the Exchange Agent, in order to provide the information and certification necessary to avoid backup withholding, unless an exemption applies and is established in a manner satisfactory to the Exchange Agent. A non-U.S. holder that provides the applicable withholding agent with an applicable Internal Revenue Service Form W-8 will generally establish an exemption from backup withholding.

Backup withholding is not an additional tax. Any amounts withheld from cash payments to a Non-Rolling Stockholder pursuant to the Merger under the backup withholding rules will generally be allowable as a refund or a credit against such Non-Rolling Stockholder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Cash payments made pursuant to the Merger will also be subject to information reporting unless an exemption applies.

The U.S. federal income tax consequences described above are not intended to constitute a complete description of all tax consequences relating to the Merger. Because individual circumstances may differ, each stockholder is encouraged to consult the stockholder’s tax advisor regarding the applicability of the rules discussed above to the stockholder and the particular tax effects to the stockholder of the Merger in light of such stockholder’s particular circumstances, the application of state, local and foreign tax laws.

Rights of Stockholders Who Seek Appraisal

Stockholders who do not vote for the adoption of the Merger Agreement are entitled to appraisal rights under the DGCL in connection with the Merger, but only if they fully comply with all of the applicable legal requirements of Section 262 of the DGCL, which are summarized in this proxy statement under “Appraisal Rights” beginning on page 114 and set forth in their entirety in Section 262 of the DGCL (attached to this proxy statement as Annex B). This means that stockholders may be entitled to have the fair value of their shares of common stock determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the $0.35 per share Merger Consideration if they follow exactly the procedures specified under the DGCL. The ultimate amount a stockholder may receive in an appraisal proceeding may be less than, equal to or more than the amount such stockholder would have received under the Merger Agreement.

To exercise appraisal rights, a stockholder must, among other things, submit a written demand for appraisal to the Company before the vote is taken on the adoption of the Merger Agreement (and must not fail to perfect or effectively withdraw or otherwise waive or lose your rights to appraisal) and must not vote (either in person or by proxy) in favor of the Merger Proposal. A stockholder’s failure to follow exactly the procedures specified under the DGCL may result in the loss of such stockholder’s appraisal rights. See “Appraisal Rights” beginning on page 114 and the text of the Delaware appraisal rights statute reproduced in its entirety as Annex B to this proxy statement. If a stockholder holds such stockholder’s shares of common stock through a bank, brokerage firm or other nominee and wishes to exercise appraisal rights, such stockholder should consult with the bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by the bank, brokerage firm or other nominee. In view of the complexity of the DGCL relating to appraisal rights, stockholders who may wish to pursue appraisal rights should consult their own legal counsel promptly. The discussion of appraisal rights in this proxy statement is not a full summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, a copy of which is attached to this proxy statement as Annex B.

Solicitation of Acquisition Proposals

The Merger Agreement provides that the Company was permitted to actively initiate, solicit and encourage Acquisition Proposals from third parties during the Go-Shop Period. The Special Committee retained Raymond James to serve as its financial advisor in soliciting proposals during the Go-Shop Period.

Beginning on the No-Shop Period Start Date, the Company was required to cease all existing discussions or negotiations with any person with respect to any Acquisition Proposal, except as otherwise provided below, and may not solicit, initiate or encourage any Acquisition Proposals.

If the Company receives a written Acquisition Proposal after the No-Shop Period Start Date and prior to obtaining stockholder approval of the Merger Agreement, the Company will be permitted to engage in discussions and negotiations regarding such Acquisition Proposal if the Special Committee determines in good faith (after consultation with independent legal counsel and a financial advisor of internationally recognized reputation) that such Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Proposal (the meanings of Acquisition Proposal and Superior Proposal are defined below in “The Merger Agreement—Solicitation of Acquisition Proposals” beginning on page 83). Further, the Company is permitted to, among other things, engage, enter into and participate in discussions and negotiations with certain parties, which we refer to as the Excluded Parties, who during the Go-Shop Period made a bona fide written Acquisition Proposal that the Special Committee has determined in good faith (after consultation with independent legal counsel and a financial advisor of internationally recognized reputation) constitutes, or could reasonably be expected to result in, a Superior Proposal.

The Board is prohibited from taking certain actions enumerated in the Merger Agreement that would amount to a change in the recommendation of the Board to the stockholders to approve the Merger Agreement, unless, prior to obtaining stockholder approval of the Merger Proposal, the Special Committee determines in good faith (after consultation with independent legal counsel and a financial advisor of internationally recognized reputation), that an Acquisition Proposal constitutes a Superior Proposal.

For more information, see “The Merger Agreement—Solicitation of Acquisition Proposals” beginning on page 83 and “Special Factors—Background of the Merger—Subsequent Events” on page 28.

Financing

We anticipate that the total funds needed by Parent and Merger Sub to:

•	pay our stockholders and holders of equity awards the amounts due to them under the Merger Agreement upon the consummation of the Merger; and

•	pay related fees and expenses in connection with the Merger and associated transactions will be approximately $15.4 million.

We anticipate that the funds needed to pay the amounts described above will be obtained as follows:

•	Equity Financing to be provided to Parent by the FP Investors or other parties to whom it assigns a portion of its commitment, in an aggregate amount of up to $15.0 million; and

•	Debt Financing to Merger Sub in the form of a senior secured term loan facility and a senior secured revolving credit facility in an aggregate principal amount of $47 million, on the terms and subject to the conditions set forth in the Debt Commitment Letter, as further described below in “—Debt Financing.”

The obtaining of financing is not a condition to the obligations of Parent and Merger Sub to effect the merger pursuant to the terms of the Merger Agreement.

Debt Financing

Merger Sub has received commitments for Debt Financing in the form of senior secured credit facilities in an aggregate principal amount of $47 million (the “Credit Facilities”), comprising (i) a $42 million senior secured term loan facility (the “Term Loan Facility”) and (ii) a $5 million senior secured revolving credit facility (the “Revolving Facility”), on the terms and subject to the conditions set forth in the Debt Commitment Letter. Certain key terms of the Credit Facilities are set forth below:

•	Term. The Revolving Facility and Term Loan Facility will have a term of five years.

•	Roles. PNC Bank, National Association will act as sole administrative agent and collateral agent.

•	Interest Rate. Loans under the Senior Credit Facilities are expected to bear interest at a rate equal to, at Borrower’s option, the London Interbank Offered Rate (LIBOR) or an alternate base rate, in each case, plus a spread.

•	Borrower. Merger Sub will initially be the borrower under the Credit Facilities and, following the consummation of the Merger, the Company will become the borrower (each, the “Borrower”).

•	Guarantors. All obligations under the Credit Facilities will be guaranteed by Parent and each of the existing and future direct and indirect material domestic subsidiaries of the Company, subject to customary exceptions (collectively, the “Guarantors”).

•

Security. The obligations of Borrower and the Guarantors under the Credit Facilities will be secured, subject to customary and other agreed-upon exceptions, on a first-priority basis by a perfected security interest in all of the Borrower’s and each Guarantor’s present and future shares of capital stock (or other ownership or profit interests in) of each of its present and future direct subsidiaries (limited, in the case of subsidiary of the Borrower that is a “controlled foreign corporation” under Section 956 of the Internal Revenue Code and any wholly owned domestic subsidiary of the Borrower substantially all of the assets of which constitute foreign subsidiaries to a pledge of 65% of the capital stock (or other ownership interest) of such foreign or domestic subsidiary), all present and future intercompany debt, and all present and future property and assets, including real and personal property, of the Borrower and the Guarantors.

•	Financial Covenants. The Credit Facilities will include a (i) minimum consolidated fixed charge coverage ratio covenant and (ii) maximum consolidated total leverage ratio covenant, each to be tested on a quarterly basis, commencing with the first full fiscal quarter after consummation of the Credit Facilities, and will be set at levels to be agreed by PNC and the Borrower.

•	Other Terms. The Credit Facilities will contain customary representations and warranties and customary affirmative and negative covenants, including, among other things, restrictions on indebtedness, investments, sales of assets, mergers and other fundamental changes, prepayments of other certain indebtedness, liens and dividends and other distributions. The Credit Facilities will also include customary events of default, including upon a change of control.

The funding of the Credit Facilities is subject to, among other things, the accuracy in all material respects of certain specified representations and warranties; the substantially contemporaneous consummation of the Merger in accordance in all material respects with the Merger Agreement; the substantially contemporaneous consummation of the refinancing of the outstanding debt for borrowed money of the Company; delivery of certain pro forma balance sheets and projections; delivery of reasonably requested information in connection with “know your customer” and anti-money-laundering rules and regulations; the execution and delivery of definitive documentation; the payment of required fees and expenses; the execution of certain guarantees and the creation of certain security interests; Borrower’s having received the equity contribution required by the Debt Commitment Letter; and the satisfaction of pro forma minimum liquidity conditions as agreed between PNC and the Borrower.

The foregoing summary of certain provisions of the Credit Facilities and all other provisions of the Debt Commitment Letter discussed herein are qualified by reference to the full text of the Debt Commitment Letter.

Guarantee

Pursuant to the Guarantee, the Guarantors have agreed to guarantee the payment obligations of Parent and Merger Sub if and to the extent such amounts are payable under the Merger Agreement, subject to an aggregate cap of the aggregate Merger Consideration plus certain expenses.

Termination and Termination Fee

The Company and Parent may terminate the Merger Agreement by mutual written consent at any time prior to the effective time of the Merger. In addition, either the Company or Parent, in each case by written notice to the other, may terminate the Merger Agreement if:

•	the Merger has not been completed on or prior to June 4, 2018, provided that such termination right is not available to a party if the failure of the closing to occur by such date was proximately caused by a material breach or inaccuracy of any of the representations, warranties or obligations under the Merger Agreement of the party seeking to terminate the Merger Agreement such that the other party has the right to terminate the Merger Agreement for such breach or inaccuracy under the terms of the Merger Agreement; or

•	a governmental entity has issued any final and non-appealable injunction, order, decree, judgment or ruling permanently restraining, enjoining or otherwise prohibiting the merger (whether before or after stockholder approval).

Parent may terminate the Merger Agreement:

•	if there is a breach of any of the covenants or agreements set forth in the Merger Agreement on the part of the Company or if any of the representations or warranties of the Company fail to be true, in each case such that the conditions to Purchasers’ obligation to complete the merger would be incapable of fulfillment and the breach is incapable of being cured, or is not cured within 30 days following delivery of written notice of such breach from the Parent to the Company; or

•	if the Board has effected and not withdrawn a change of its recommendation that the stockholders approve the Merger or the Company has willfully and materially breached its covenants relating to solicitation and non-solicitation of alternative proposals, as described in the section entitled “The Merger Agreement—Solicitation of Acquisition Proposals” beginning on page 83; provided that the right of Parent to terminate the Merger Agreement as described in this paragraph expires at 5:00 p.m., Central time, on the 10th business day following the later of the date on which such right to terminate arose and the date when Parent became aware of such right to terminate; or

The Company may terminate the Merger Agreement:

•	if there is a breach of any of the covenants or agreements on the part of Purchasers or if any of the representations or warranties of Purchasers fail to be true, in each case such that the conditions to each Purchaser’s obligation to effect the Merger or the conditions to the obligation of the Company to effect the Merger would be incapable of fulfillment and the breach is incapable of being cured, or is not cured within 30 days following delivery of written notice of such breach from the Company to Parent, provided that the Company is not then in material breach of its representations, warranties or obligations under the Merger Agreement;

•	if the Company has fulfilled its conditions to closing and has notified Parent in writing, at least three business days prior to such termination, that the Company is ready, willing and able to complete the Merger and Purchasers fail to consummate the Merger on the later of the expiration of such three-business-day period and the date set forth in the foregoing; or

•	if, before stockholder approval is obtained, the Special Committee authorizes the Company to enter into a definitive agreement with respect to a Superior Proposal (a “Company Superior Proposal Termination”).

Upon a Company Superior Proposal Termination, the Company will be required to pay Parent a termination fee of reasonable and documented out-of-pocket fees and expenses (including legal fees and expenses) up to $2 million.

Regulatory Approvals

At any time before or after the effective time of the Merger, the Antitrust Division of the Department of Justice or the Federal Trade Commission could take action under the antitrust laws, including seeking to enjoin the consummation of the Merger, conditionally approve the merger upon the divestiture of assets of the Company, subject the consummation of the Merger to regulatory conditions or seek other remedies. In addition, state attorneys general and other regulators could take action under the antitrust or other laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin the completion of the merger or permitting completion subject to regulatory conditions. Private parties may also seek to take legal action under the applicable laws under some circumstances. There can be no assurance that a challenge to the merger will not be made or, if a challenge is made, that it would not be successful.

Fees and Expenses

Except as described under “The Merger Agreement—Termination Fees and Expenses” on page 93, if the Merger is not completed, all fees and expenses incurred in connection with the Merger will be paid by the party incurring those fees and expenses. If the Merger is completed, all costs and expenses incurred by Parent or Merger Sub in connection with the transaction will be paid by the surviving corporation. Total fees and expenses incurred or to be incurred by the Company (including the Special Committee) are estimated at this time to be as follows:

Description	Amount ($)
Financial advisory fees and expenses	904,000
Legal fees and expenses	950,000
SEC filing fees	689
EDGAR filing expenses	42,000
Printing expenses	6,823
Mailing expenses	10,000

Total	1,913,512

It is also expected that Merger Sub and/or Parent will incur approximately $2.1 million of financing costs, legal fees, exchange agent fees, and other advisory fees.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement, and the documents incorporated by reference in this proxy statement, include “forward-looking statements” that reflect our current views as to future events and financial performance with respect to our operations, the expected completion and timing of the merger and other information relating to the merger. These statements can be identified by the fact that they do not relate strictly to historical or current facts. There are forward-looking statements throughout this proxy statement, including under the headings, among others, “Summary Term Sheet,” “Questions and Answers About the Special Meeting and the Merger,” “The Special Meeting,” “Special Factors,” and “Important Information Regarding Connecture,” and in statements containing the words “aim,” “anticipate,” “are confident,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” and other words and terms of similar meaning in conjunction with a discussion of future operating or financial performance or other future events or trends.

You should be aware that forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that the actual results or developments we anticipate will be realized, or, even if realized, that they will have the expected effects on the business or operations of the Company. These forward-looking statements speak only as of the date on which the statements were made, and we undertake no obligation to update or revise any forward-looking statements made in this proxy statement or elsewhere as a result of new information, future events or otherwise, except as required by law. In addition to other factors and matters referred to or incorporated by reference in this document, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;

•	the outcome of any legal proceedings that have been or may be instituted against the Company or others relating to the Merger Agreement;

•	the inability to complete the Merger because of the failure to receive, on a timely basis or otherwise, the required approvals by Company stockholders, governmental or regulatory agencies or third parties in connection with the proposed Merger;

•	the risk that a condition to closing of the Merger may not be satisfied;

•	the failure of the Merger to close for any other reason;

•	the risk that the pendency of the Merger disrupts current plans and operations and potential difficulties in employee retention as a result of the pendency of the Merger;

•	the effect of the announcement of the Merger on our business relationships, operating results and business generally;

•	the amount of the costs, fees, expenses and charges related to the Merger;

•	the possibility that an alternative acquisition proposal will or will not be made;

and other risks detailed in our filings with the SEC, including our most recent filing on Form 10-K. See “Where You Can Find Additional Information” beginning on page 123. Many of the factors that will determine our future results are beyond our ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained herein, readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. We cannot guarantee any future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update any of these forward-looking statements.

THE PARTIES TO THE MERGER

The Company

Connecture, Inc.

18500 West Corporate Drive, Suite 250

Brookfield, Wisconsin 53045

(262) 432-8282

The Company is a Delaware corporation and is a leading web-based consumer shopping, enrollment and retention platform for health insurance distribution. The Company’s solutions offer a personalized health insurance shopping experience that recommends the best fit insurance plan based on an individual’s preferences, health status, preferred providers, medications and expected out-of-pocket costs. The Company’s customers are payers, brokers, government agencies, and web-based insurance marketplace operators who distribute health and ancillary insurance. The Company’s solutions automate key functions in the insurance distribution process, allowing our customers to price and present plan options accurately to consumers and efficiently enroll, renew and manage plan members. For more information about the Company, please visit the Company’s website at www.connecture.com. The information contained on the Company’s website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC. See also “Where You Can Find More Information.” The Shares are publicly quoted on the OTCQX under the symbol “CNXR.”

Parent and Merger Sub

FP Healthcare Holdings, Inc.

FP Healthcare Merger Sub Corporation

c/o Francisco Partners

One Letterman Drive

Building C—Suite 410

San Francisco, California 94129

(415) 418-2900

FP Healthcare Holdings, Inc. and FP Healthcare Merger Sub Corporation are each Delaware corporations. Parent is beneficially owned by affiliates of Francisco Partners and was formed solely for the purpose of entering into the Merger Agreement and consummating the transactions contemplated by the Merger Agreement. Parent has not engaged in any business except for the activities incident to its formation and in connection with the transactions contemplated by the Merger Agreement.

Merger Sub is a Delaware corporation and a wholly owned subsidiary of FP Healthcare Intermediate, LLC, a wholly owned subsidiary of Parent, and was formed solely for the purpose of engaging in the Merger and related transactions. Merger Sub has not engaged in any business other than in connection with the Merger and related transactions. At the effective time of the Merger, Merger Sub will be merged with and into the Company and will cease to exist and the Company will continue as the surviving corporation.

THE SPECIAL MEETING

Date, Time and Place

The Special Meeting will be held at DLA Piper LLP (US), 444 West Lake Street, Suite 900, Chicago, Illinois 60606, on April 24, 2018, at 9:00 a.m. Central time.

The purpose of the Special Meeting is for our stockholders to consider and vote upon the Merger Proposal, as well as the Adjournment Proposal. A copy of the Merger Agreement is attached to this proxy statement as Annex A-1. This proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about April 3, 2018.

In addition, in accordance with Section 14A of the Exchange Act, the Company is providing its stockholders with the opportunity to cast an advisory (non-binding) vote on the compensation that may be payable to its named executive officers in connection with the merger, the value of which is disclosed in the table in the section of the proxy statement entitled “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger—Merger-Related Compensation” beginning on page 57. The vote on the Compensation Proposal is a vote separate and apart from the vote to approve the Merger Proposal. Accordingly, a stockholder may vote to approve the Compensation Proposal and vote not to approve the Merger Proposal, or vice versa. Because the vote on the Compensation Proposal is advisory in nature only, it will not be binding on any of the Company, Purchasers or the surviving corporation. Accordingly, because the Company is contractually obligated to pay the compensation if stockholders do not approve the proposal to adopt the Merger Agreement, the compensation will become payable by the surviving corporation if the Merger closes, subject only to the conditions applicable thereto, regardless of the outcome of such advisory vote.

Record Date and Quorum

Stockholders are entitled to receive notice of, and to vote at, the Special Meeting if they owned shares of Common Stock or Preferred Stock at the close of business on March 27, 2018, which the Company has set as the Record Date. As of the Record Date, a total of 23,255,102 shares of our Common Stock, 52,000 shares of our Series A Preferred Stock and 17,500 shares of our Series B Preferred Stock were outstanding and entitled to vote. Each share of Common Stock has one vote. Each share of our Preferred Stock is entitled to cast one vote for each share of our Common Stock that would be issuable upon conversion of such share of Preferred Stock. As of the Record Date, the outstanding shares of Preferred Stock were convertible into a total of 25,820,613 shares of Common Stock, meaning that a total of 49,075,715 shares of Common Stock were deemed outstanding for purposes of voting on the matters set forth in this proxy statement, 33,451,797 shares of which were held by the Sponsor Entities.

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of the capital stock of the Company entitled to vote at the meeting on the Record Date, on an as-converted basis, will constitute a quorum, permitting the Company to conduct its business at the Special Meeting. Under the Voting Agreement, the Sponsor Entities, as holders of approximately 68% of the outstanding shares of our capital stock on an as-converted basis as of the date of the Merger Agreement, agreed to vote all shares they own in favor of the Merger Proposal, and the presence of these shares assures a quorum at the Special Meeting. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the Special Meeting.

Required Vote

The Merger cannot be completed without the affirmative vote of holders of a majority of the outstanding shares of our capital stock, voting together as a single class on an as-converted basis. Pursuant to our certificate of incorporation, shares of Common Stock are entitled to one vote per share, and shares of Preferred Stock are entitled to one vote for each share of Common Stock that would be issuable upon conversion of such shares of Preferred Stock on the Record Date. The approval of the Merger Proposal a condition to the parties’ obligations to consummate the Merger. Under the Voting Agreement, the Sponsor Entities, as holder of approximately 68% of the outstanding shares of our capital stock on an as-converted basis as of the date of the Merger Agreement, agreed to vote all shares they own in favor of the Merger Proposal, and the presence of these shares assures that the Merger Proposal will be approved. A failure to vote your shares of Common Stock or an abstention from voting will have the same effect as a vote “AGAINST” adoption of the Merger Proposal.

The Adjournment Proposal and the Compensation Proposal each require the affirmative vote of holders of a majority of the shares of capital stock, voting together as a single class on an as-converted basis, present in person or represented by proxy at the Special Meeting and entitled to vote on the matter. An abstention from voting your shares on the Adjournment Proposal or the Compensation Proposal will have the same effect as a vote “AGAINST” such proposals, but a failure to return your proxy card or attend the Special Meeting will have no effect on such proposals.

Except in their capacities as members of the Board or as members of the special committee (the “Special Committee”) that was established to evaluate and negotiate a potential transaction and consider other alternatives available to the Company (as described more fully under “Special Factors—Background of the Merger” beginning on page 16), and except as contemplated by the Voting Agreement, no executive officer or director of the Company has made any recommendation either in support of or in opposition to the Merger or the Merger Agreement.

Each of the directors and executive officers of the Company has informed the Company that, as of the date of this proxy statement, he or she intends to vote in favor of the adoption of the Merger Agreement.

Broker Non-Votes

If you hold your shares in “street name” through a broker, bank, or other nominee, you should refer to the proxy card or the information forwarded by such broker, bank or other nominee to see what voting options are available to you. A broker, bank, or other nominee’s ability to vote your shares for you is governed by the rules of various national and regional securities exchanges. Without your specific instruction, a broker, bank or other nominee may only vote your shares on “routine” proposals and may not vote your shares on “non-routine” matters. It is expected that all proposals to be voted on at the Special Meeting are considered “non-routine” proposals on which your bank, broker, or other nominee cannot vote on your behalf, resulting in a ‘broker non-vote.” As a result, if you hold your shares of Common Stock in “street name” and you do not provide voting instructions, your shares of Common Stock will have the same effect as a vote “AGAINST” these proposals.

Abstentions

Abstaining from voting will have the same effect as a vote “AGAINST” the Merger Proposal, the Adjournment Proposal and the Compensation Proposal.

Voting; Proxies; Revocation

Attendance

Only stockholders of record, their duly authorized proxy holders, beneficial stockholders with proof of ownership and our guests may attend the Special Meeting. To gain admittance, you must present valid photo identification, such as a driver’s license or passport. If your shares of Common Stock are held through a bank, brokerage firm or other nominee, please bring to the Special Meeting a copy of your brokerage statement evidencing your beneficial ownership of the Common Stock of the Company and valid photo identification. If you are the representative of a corporate or institutional stockholder, you must present valid photo identification along with proof that you are the representative of such stockholder. The Special Meeting will follow the agenda and rules of conduct provided to all stockholders and proxy holders upon entering the meeting. The purpose and order of the Special Meeting will be strictly observed, and the chairman’s or secretary’s determinations in that regard will be final, including any postponements or adjournments of the meeting. Please note that media will not be allowed to attend the Special Meeting and the taking of photographs and the use of audio and video recording devices, will not be permitted at the Special Meeting.

Voting in Person

Stockholders of record will be able to vote in person at the Special Meeting. If you are not a stockholder of record, but instead hold your shares in “street name” through a bank, broker or other nominee, you must provide a proxy executed in your favor from your bank, broker or other nominee in order to be able to vote in person at the Special Meeting.

Providing Voting Instructions by Proxy

To ensure that your shares are represented at the Special Meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to attend the Special Meeting in person.

Record Holders

If you are a stockholder of record, you may provide voting instructions by proxy using one of the methods described below.

Submit a Proxy by Telephone or via the Internet. This proxy statement is accompanied by a proxy and voting instruction card with instructions for submitting voting instructions. You may vote by telephone by calling the toll-free number or via the Internet by accessing the Internet address as specified on the enclosed proxy card by the deadlines set forth on the card. Your shares will be voted as you direct in the same manner as if you had completed, signed, dated and returned your proxy card, as described below.

Submit a Proxy Card. If you complete, sign, date and return the enclosed proxy card by mail so that it is received before the Special Meeting, your shares will be voted in the manner directed by you on your proxy card.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted in favor of the Merger Proposal, the Adjournment Proposal and the Compensation Proposal. If you fail to return your proxy card, the effect will be that your shares will have the same effect as a vote “AGAINST” the Merger Proposal, but will not affect the vote for the Adjournment Proposal or the Compensation Proposal.

If you sign, date and return the proxy card, the proxies named on the proxy card will be authorized to take any action, in their discretion, upon any other business that may properly come before the Special Meeting, or any reconvened meeting following an adjournment or postponement of the Special Meeting.

“Street Name” Shares

If your shares are held by a bank, broker or other nominee on your behalf in “street name,” your bank, broker or other nominee will send you instructions as to how to provide voting instructions for your shares by proxy. Many banks and brokerage firms have a process for their customers to provide voting instructions by telephone or via the Internet, in addition to providing voting instructions by proxy card.

Revocation of Proxies

Your proxy is revocable. If you are a stockholder of record, you may revoke your proxy at any time before the vote is taken at the Special Meeting by:

•	giving written notice of revocation to the Secretary of the Company at Connecture, Inc., 18500 West Corporate Drive, Suite 250, Brookfield, Wisconsin 53045;

•	submitting a new proxy with a later date, by using the telephone or Internet proxy submission procedures described above, or by completing, signing, dating and returning a new proxy and voting instruction card by mail to the Company; or

•	attending the Special Meeting and voting in person.

Attending the Special Meeting without taking one of the actions described above will not revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy card to the Company or by sending a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company before the day of the Special Meeting.

Please note that if you hold your shares of Common Stock in “street name” and you have instructed a broker, bank or other nominee to vote your common stock, the above-described options for revoking your voting instructions do not apply, and instead you must follow the instructions received from your broker, bank or other nominee to revoke your voting instructions.

Adjournments and Postponements

Although it is not currently expected, if the Adjournment Proposal is approved, the Special Meeting may be adjourned for the purpose of, if necessary and for a minimum period of time reasonable under the circumstances, to ensure that any necessary supplement or amendment to this proxy statement is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting, or for the purpose of soliciting additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal or if a quorum is not present at the Special Meeting. Any adjournment of the Special Meeting will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting, as adjourned. If we adjourn the Special Meeting for more than 30 days, or if after adjournment a new Record Date is set, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the Special Meeting in accordance with our bylaws.

Rights of Stockholders Who Seek Appraisal

Stockholders who do not vote for the adoption of the Merger Agreement are entitled to appraisal rights under Section 262 of the DGCL in connection with the Merger, but only if they fully comply with all of the applicable legal requirements of Section 262 of the DGCL, which are summarized in this proxy statement under “Appraisal Rights” beginning on page 114 and set forth in their entirety in Section 262 of the DGCL (attached to this proxy statement as Annex B). This means that you may be entitled to have the “fair value” of your Shares determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the $0.35 per share Merger Consideration if you follow exactly the procedures specified under the DGCL. The ultimate amount you may receive in an appraisal proceeding may be less than, equal to or more than the amount you would have received under the Merger Agreement.

To exercise your appraisal rights, you must, among other things, submit a written demand for appraisal to the Company before a vote is taken on the adoption of the Merger Agreement (and must not fail to perfect or effectively withdraw your demand or otherwise waive or lose your rights to appraisal), you must not vote (either in person or by proxy) in favor of the Merger Proposal, and you must hold your Shares continuously through the effective time of the Merger and otherwise comply with Section 262 of the DGCL. Your failure to follow exactly the procedures specified under the DGCL will result in the loss of your appraisal rights. See “Appraisal Rights” and the text of the Delaware appraisal rights statute reproduced in its entirety as Annex B to this proxy statement. If you hold your Shares through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee. In view of the complexity of the DGCL relating to appraisal rights, stockholders who may wish to pursue appraisal rights should consult their own legal counsel promptly. The discussion of appraisal rights in this proxy statement is not a full summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, a copy of which is attached to this proxy statement as Annex B.

Solicitation of Proxies

We will bear the cost of our solicitation of proxies, except as described below. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock. We may solicit proxies by mail, personal interview, email, telephone or via the Internet. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable out-of-pocket expenses incurred in sending proxy materials to beneficial owners.

THE MERGER AGREEMENT

This section describes the material terms of the Merger Agreement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A-1 and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. You are encouraged to read the Merger Agreement carefully and in its entirety before making any decisions regarding the Merger, including approval of the Merger Proposal, as it is the legal document governing the Merger. This section is not intended to provide you with any factual information about the Company, Parent or Merger Sub. Such information can be found elsewhere in this proxy statement and in the public filings the Company makes with the SEC, as described under the heading “Where You Can Find Additional Information” beginning on page 123 of this proxy statement. In addition, you should read “Voting and Support Agreement” beginning on page 95, which summarizes the Voting Agreement, as certain provisions of these agreements relate to certain provisions of the Merger Agreement. A copy of the Voting Agreement is attached to this proxy statement as Annex A-2 and is incorporated by reference into this proxy statement.

Explanatory Note Regarding the Merger Agreement

The following summary describes the material provisions of the Merger Agreement. The descriptions of the Merger Agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A-1 and incorporated into this proxy statement by reference. We encourage you to read the Merger Agreement carefully and in its entirety because this summary may not contain all the information about the Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement. Capitalized terms used in this section but not defined in this proxy statement have the meaning ascribed to them in the Merger Agreement.

The representations, warranties, covenants and agreements described below and included in the Merger Agreement (1) were made only for purposes of the Merger Agreement and as of specific dates; (2) were made solely for the benefit of the parties to the Merger Agreement; and (3) may be subject to important qualifications, limitations and supplemental information agreed to by Parent, Merger Sub and the Company in connection with negotiating the terms of the Merger Agreement. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to reports and documents filed with the SEC and in some cases were qualified by confidential matters disclosed to Parent and Merger Sub by the Company in connection with the Merger Agreement. In addition, the representations and warranties may have been included in the Merger Agreement for the purpose of allocating contractual risk between the Company, Parent and Merger Sub rather than to establish matters as facts, and may be subject to standards of materiality applicable to such parties that differ from those applicable to investors. Stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement. In addition, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of the Company, Parent and Merger Sub, because the parties may take certain actions that are either expressly permitted in the confidential Company disclosure schedules to the Merger Agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The Merger Agreement is described below, and included as Annex A-1, only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding the Company, Parent, Merger Sub or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding the Company and our business.

The Merger

Effects of the Merger; Certificate of Incorporation; Bylaws; Officers and Directors

Upon the terms and subject to the conditions of the Merger Agreement, if the merger contemplated by the Merger Agreement (the “Merger”) is completed, Merger Sub will merge with and into the Company. The Company will be the surviving corporation in the Merger and will be the wholly owned indirect subsidiary of Parent and will continue to do business following the consummation of the Merger. As a result of the Merger, the Company will cease to be a publicly traded company. In addition, our Common Stock will cease to be quoted on the OTCQX and deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC. If the Merger is completed, you will not own any shares of the capital stock of the surviving corporation.

At the effective time of the Merger (the “Effective Time”), the certificate of incorporation and bylaws of the surviving corporation will be amended and restated as provided in the Merger Agreement. Except as otherwise directed by Parent, the initial directors of the surviving corporation will, from and after the Effective Time, be the individuals who are the directors of the Merger Sub immediately prior to the Effective Time. Except as otherwise directed by Parent, the officers of the surviving corporation will, from and after the Effective Time, be the individuals who are the officers of the Company immediately prior to the Effective Time.

Closing and Effective Time

The closing of the Merger will take place no later than the second business day following the satisfaction or waiver (to the extent permitted thereunder) of all conditions to closing of the Merger (described below under the caption “The Merger Agreement—Conditions to the Closing of the Merger”) (other than those conditions to be satisfied or waived at the closing of the Merger) or such other time agreed to in writing by Parent and us. Concurrently with the closing of the Merger, the Company and Merger Sub will file a certificate of merger with the Secretary of State of the State of Delaware as provided under the DGCL. The Merger will become effective upon the filing of the certificate of merger, or at such later time as is agreed by the parties and specified in the certificate of merger.

Per Share Merger Consideration

Common Stock

In the Merger, each outstanding share of common stock of the Company (“Common Stock”) (other than excluded shares) will be converted into the right to receive an amount in cash equal to $0.35, without interest thereon (for purposes of this section, the “Per Share Merger Consideration,” and in the aggregate, the “Merger Consideration”), less any applicable withholding taxes.

Treatment of Options, Restricted Stock Units, Restricted Shares and ESPP

As a result of the Merger, the treatment of the Company’s equity awards that are outstanding immediately prior to the Effective Time will be as follows:

Company Stock Options

Each outstanding vested option to acquire Common Stock will be canceled in exchange for the right to receive a lump-sum cash payment (without interest and subject to withholding taxes) equal to the product of (1) the excess, if any, of the Per Share Merger Consideration over the exercise price per share of each such stock option and (2) the number of shares subject to such stock option. All of the Company’s outstanding vested options to purchase Common Stock have a per-share exercise price greater than $0.35; therefore, all of such options will be canceled without consideration.

Each outstanding unvested option to acquire Common Stock will be canceled for no consideration.

Company Restricted Stock Units

Each outstanding vested RSU will be canceled in exchange for the right to receive a lump-sum cash payment (without interest and subject to withholding taxes) equal to the product of (1) the Per Share Merger Consideration and (2) the number of shares subject to such vested RSU.

Each outstanding unvested RSU will be canceled for no consideration.

Payment of Per Share Merger Consideration and Surrender of Stock Certificates

Prior to the Effective Time, Parent will appoint an agent reasonably acceptable to us (the “Exchange Agent”) to make payments of the Merger Consideration to stockholders. At the Effective Time, Parent will deposit and make available to the Exchange Agent cash sufficient to pay the Merger Consideration to stockholders (less any Merger Consideration in respect of dissenting shares and excluding the consideration to be paid to holders of options and RSUs).

Promptly following the Effective Time (but in no event later than five business days after the Effective Time), the Exchange Agent will send to each holder of record of shares of Common Stock (other than holders of excluded shares) a letter of transmittal and instructions advising stockholders how to surrender stock certificates and book-entry shares in exchange for their portion of the Merger Consideration. Upon receipt of (1) surrendered certificates (or affidavits of loss in lieu thereof) and a signed and completed letter of transmittal or (2) book-entry shares representing the shares of Common Stock and an “agent’s message” with respect to book-entry shares representing shares of Common Stock and, in each case, such other documents as may be required pursuant to such instructions, the holder of such shares will be entitled to receive their portion of the Merger Consideration in exchange therefor. The amount of any Merger Consideration paid to the stockholders may be reduced by any applicable withholding taxes.

If any cash deposited with the Exchange Agent is not claimed within one year following the Effective Time, such cash will be returned to Parent, upon demand, and any holders of Common Stock who have not complied with the exchange procedures in the Merger Agreement will thereafter look only to the surviving corporation for payment of the Per Share Merger Consideration, in respect of such shares without any interest thereon. Any cash deposited with the Exchange Agent that remains unclaimed following the Effective Time until immediately prior to the time at which such amounts would otherwise become property of a governmental entity will, to the extent permitted by applicable law, become the property of Parent free and clear of any claims or interest of any person previously entitled thereto.

In the event any certificate has been lost, stolen or destroyed, the stockholder claiming such fact must make an affidavit of the loss, theft or destruction and, if required by Parent, enter into a written indemnity agreement in a form and substance reasonably acceptable to Parent before receiving their portion of the Per Share Merger Consideration.

Appraisal Rights

Stockholders who do not vote for the adoption of the Merger Agreement are entitled to appraisal rights under the DGCL in connection with the Merger, but only if they fully comply with all of the applicable legal requirements of Section 262 of the DGCL, which are summarized in this proxy statement under “Appraisal Rights” beginning on page 114 and set forth in their entirety in Section 262 of the DGCL (attached to this proxy statement as Annex B). This means that you may be entitled to have the fair value of your shares of Common Stock determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the your portion of the Merger Consideration if you follow exactly the procedures specified under the DGCL. The ultimate amount you may receive in an appraisal proceeding may be less than, equal to or more than the amount you would have received under the Merger Agreement.

To exercise your appraisal rights, you must, among other things, submit a written demand for appraisal to the Company before the vote is taken on the adoption of the Merger Agreement (and must not fail to perfect or effectively withdraw your demand or otherwise waive or lose the right to appraisal) and you must not vote (either in person or by proxy) in favor of the Merger Proposal. Your failure to follow exactly the procedures specified under the DGCL may result in the loss of your appraisal rights. See “Appraisal Rights” beginning on page 114 and the text of the Delaware appraisal rights statute reproduced in its entirety as Annex B to this proxy statement. If you hold your shares of Common Stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by your bank, brokerage firm or other nominee.

THE PROCESS OF DEMANDING AND EXERCISING APPRAISAL RIGHTS REQUIRES STRICT COMPLIANCE WITH TECHNICAL PREREQUISITES. IF YOU MAY WISH TO EXERCISE YOUR APPRAISAL RIGHTS, YOU SHOULD PROMPTLY CONSULT WITH YOUR OWN LEGAL COUNSEL IN CONNECTION WITH COMPLIANCE UNDER SECTION 262 OF THE DGCL. THE DISCUSSION OF APPRAISAL RIGHTS IN THIS PROXY STATEMENT IS NOT A FULL SUMMARY OF THE LAW PERTAINING TO APPRAISAL RIGHTS UNDER THE DGCL AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF SECTION 262 OF THE DGCL, A COPY OF WHICH IS ATTACHED TO THIS PROXY STATEMENT AS ANNEX B.

Representations and Warranties

The Merger Agreement contains representations and warranties of the Company, Parent and Merger Sub.

Some of the representations and warranties in the Merger Agreement made by the Company are qualified as to “materiality” or “Company Material Adverse Effect.” For purposes of the Merger Agreement, “Company Material Adverse Effect” means any event, effect, occurrence, fact, circumstance, condition or change that, individually or in the aggregate, has had or would be reasonably likely to have a material adverse effect on (a) the business, operations, condition (financial or otherwise) or results of operations of the Company and the Company’s subsidiaries, taken as a whole, or (b) the ability of the Company to consummate the transactions contemplated by the Merger Agreement; provided, however, that none of the following will be deemed in and of themselves, either alone or in combination, to constitute, and none of the following will be taken into account in determining whether there is, or would reasonably likely to be, a Company Material Adverse Effect:

•	general economic or political conditions (or changes or disruptions in such conditions) in the United States or any other country or region in the world, or conditions in the global economy generally;

•	conditions (or changes or disruptions in such conditions) generally affecting the industries in which the Company and the Company’s subsidiaries operate;

•	conditions (or changes or disruptions in such conditions) in the securities markets, capital markets, credit markets, currency markets or other financial markets in the United States or any other country or region in the world, including (A) changes in interest rates in the United States or any other country or region in the world and changes in exchange rates for the currencies of any countries, (B) any suspension of trading in equity, debt, derivative or hybrid securities, securities generally (including the capital stock of the Company) on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world, and (C) any decline in the price or trading volume of any security (including the capital stock of the Company) or any market index;

•	regulatory, legislative or political conditions (or changes or disruptions in such conditions) in the United States or any other country or region in the world or acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof in the United States or any other country or region in the world;

•	any actions taken or failure to take action, in each case, by Parent or any of its controlled affiliates, or to which Parent has consented to or requested; or the taking of any action required by the Merger Agreement; or the failure to take any action prohibited by the Merger Agreement;

•	any matter of which Parent or Merger Sub is aware on the date of the execution of the Merger Agreement;

•	any changes in applicable law, accounting rules (including GAAP) or other legal or regulatory conditions or the enforcement, implementation or interpretation thereof;

•	any negative developments resulting from the announcement of the Merger Agreement, pendency or completion of the transactions contemplated by the Merger Agreement;

•	any natural or man-made hurricane, earthquake, flood, disaster, acts of God or other force majeure events in the United States or any other country or region in the world;

•	changes in the Company’s stock price or the trading volume of the Company’s stock, in and of itself, or any failure by the Company to meet any internal or published forecasts, estimates, projections or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period (provided that the underlying causes of such failures (subject to the other provisions of this definition) will not be excluded);

•	the availability or cost of equity, debt or other financing to Parent or Merger Sub;

•	any patent expiry, or loss of exclusivity that would result in a reduction of anticipated revenue from any Company product;

•	any criminal, civil or administrative litigation, claim, action, hearing, arbitration, investigation or other proceeding threatened, made or brought based upon, arising out of or with respect to the Merger Agreement or any of the transactions contemplated by the Merger Agreement; or

•	any failure to obtain certain governmental approvals specified in the Merger Agreement, or to send any required notice thereto;

•	any changes in the cash position of the Company that result from operations of the Company in its ordinary course of business; or

•	any defaults or events of default under that certain Amended and Restated Credit Agreement, dated June 8, 2016, by and among Wells Fargo Bank, National Association, as administrative agent for the lenders named therein, the Company and DestinationRx, Inc. or that certain Credit Agreement, dated January 15, 2013, by and among Wells Fargo Bank, National Association, as administrative agent for the lenders named therein, the Company and DestinationRx, Inc., in each case, as such agreement has been amended and as each may further be amended from time to time, and together with all exhibits and schedules thereto.

In the Merger Agreement, the Company has made customary representations and warranties to Parent and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:

•	the due organization, valid existence, good standing and authority and qualification to conduct business with respect to the Company and each of its subsidiaries;

•	the capital structure of the Company and the ownership and capital structure of its subsidiaries, including the existence of any preemption, antidilution or similar rights related to the issuance of capital stock of the Company (other than as part of the Private Placement Transactions);

•	the absence of any contract (other than as part of the Private Placement Transactions) relating to the voting or sale or transfer of any of the Company’s securities;

•	the Company’s corporate power and authority to enter into and perform the Merger Agreement and the enforceability of the Merger Agreement;

•	the necessary approval of the Board of Directors and the recommendation of the Board of Directors that the stockholders of the Company approve the Merger;

•	required consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

•	the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement will not contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or similar organizational documents of any subsidiary of the Company;

•	the accuracy and required filings of the Company’s SEC filings and financial statements;

•	the absence of specified undisclosed liabilities;

•	the Company’s internal controls over financial reporting and disclosure controls and procedures;

•	the conduct of the business of the Company and its subsidiaries in the ordinary course consistent with past practice and the absence of a Company Material Adverse Effect, in each case since September 30, 2017;

•	the absence of certain legal proceedings and orders;

•	the Company’s compliance with laws and possession of permits;

•	tax matters;

•	employee benefit plans;

•	labor and employment matters;

•	environmental matters;

•	trademarks, patents, copyrights and other intellectual property matters, and the security of the Company’s information systems;

•	real property owned, leased or subleased by the Company and its subsidiaries;

•	the existence and enforceability of specified categories of the Company’s material contracts, and certain notices with respect to violation or breach of or default thereunder;

•	insurance matters;

•	payment of fees to brokers in connection with the Merger Agreement;

•	the registration of the Common Stock under the Securities Act of 1933, as amended;

•	the Company’s status under the Investment Company Act of 1940, as amended;

•	the accuracy of certain information supplied by the Company as part of the Proxy Statement or the Schedule 13E-3;

•	the absence of a stockholder rights’ agreement or other “poison pill”;

•	the absence of certain related-party transactions;

•	the Company’s compliance with applicable privacy and data-protection laws and policies;

•	the conduct of the Company and its subsidiaries respective businesses in compliance with the legal requirements under the U.S. Foreign Corrupt Practices Act of 1977, as amended, and any similar laws or regulations in any other jurisdiction;

•	the Company’s compliance with anti-money-laundering laws;

•	the Company’s compliance with applicable healthcare laws; and

•	the absence of other representations and warranties.

In the Merger Agreement, Parent and Merger Sub have made customary representations and warranties to the Company that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:

•	due organization, good standing and authority and qualification to conduct business with respect to Parent and Merger Sub;

•	Parent’s and Merger Sub’s corporate authority to enter into and perform the Merger Agreement, and the enforceability of the Merger Agreement;

•	the absence of any conflict, violation or material alteration of any organizational documents, or applicable laws due to the execution and performance of the Merger Agreement;

•	required consents and regulatory filings in connection with the Merger Agreement;

•	the absence of litigation challenging the Merger;

•	payment of fees to brokers in connection with the Merger Agreement;

•	the accuracy of certain information supplied by Parent and Merger Sub as part of the Proxy Statement or the Schedule 13E-3;

•	the activities of Merger Sub;

•	delivery and enforceability of the Guarantee;

•	delivery and enforceability of the Voting Agreement;

•	the financial capability and availability of all funds necessary to enable Parent to make payment in the aggregate amount of the Merger Consideration and all of its other expenses under the Merger Agreement, and the solvency of Parent and the Company and each of its subsidiaries following the consummation of the Merger and the transactions contemplated by the Merger Agreement;

•	the absence of any stockholder or management arrangements related to the Merger (other than the Rollover Agreement and the Voting Agreement);

•	absence of other representations and warranties; and

•	non-reliance on certain forecasts and projections provided by the Company.

The representations and warranties contained in the Merger Agreement will not survive the earlier of the consummation of the Merger or the termination of the Merger Agreement.

Conduct of Business Prior to Effective Time

The Merger Agreement provides that, except as (1) expressly required or expressly permitted by the Merger Agreement; (2) as required by applicable law; (3) as disclosed in the confidential Company disclosure schedules to the Merger Agreement; or (4) approved by written consent of the Parent, during the period of time between the date of the signing of the Merger Agreement and the Effective Time, the Company will, and will cause each of its subsidiaries to:

•	subject to the restrictions and exceptions in the Merger Agreement, ensure that it conducts its business in the ordinary course, substantially in accordance with past practice and in material compliance with all applicable laws;

•	use commercially reasonable efforts to ensure that it preserves intact its current business organization, keeps available the services of its current officers and employees, and maintains its relations and goodwill with material suppliers, landlords and other persons having material business relationships with the Company;

•	maintain its books and records in the usual, regular and ordinary manner, on a basis consistent with past practice; and

•	keep in full force and effect all appropriate insurance policies covering all material assets of the Company.

In addition, the Company has also agreed that, except as (1) as expressly contemplated, required or permitted by the Merger Agreement; (2) as required by applicable law; (3) as set forth in the confidential Company disclosure schedules to the Merger Agreement; or (4) as consented to in writing by Parent (which consent will not be unreasonably withheld, conditioned or delayed), during the period of time between the date of the signing of the Merger Agreement and the Effective Time, the Company will not, and will cause each of its subsidiaries not to, among other things:

•	except for (1) the issuance of shares of Common Stock pursuant to the exercise of Company equity awards under the Company Plans that were outstanding on the execution date of the Merger Agreement, and (2) the adoption of a stockholder rights plan in response to an acquisition proposal and issuance of rights to Company stockholders in connection therewith (provided that any such stockholder rights will not apply to the Merger or the other transactions expressly contemplated by the Merger Agreement), declare, accrue, set aside or pay any dividend, make or pay any dividend or other distribution (whether in cash, stock, property or otherwise) in respect of any shares of capital stock or any other Company or a subsidiary’s securities (other than dividends or distributions paid in cash from a direct or indirect wholly owned subsidiary to the Company or another direct or indirect wholly owned subsidiary); adjust, split, combine or reclassify any capital stock or otherwise amend the terms of any securities of the Company or a subsidiary; or acquire, redeem or otherwise reacquire or offer to acquire, redeem or otherwise reacquire any shares of capital stock or other securities, other than pursuant to the Company’s right to acquire restricted shares of Common Stock held by an employee of the Company upon termination of such employee’s employment;

•	sell, issue, grant, deliver, pledge or otherwise encumber or subject to any lien or authorize the sale, issuance, grant, delivery, pledge or encumbrance of subjection to any lien of (1) any capital stock or other equity security; (2) any option, call, warrant or right to acquire any capital stock or other equity security; or (3) any instrument convertible into or exercisable or exchangeable for any capital stock or other equity security, except that (a) the Company may issue shares of Common Stock pursuant to the exercise of Company equity awards under the Company Plans that were outstanding on the execution date of the Merger Agreement, and (b) the Company may adopt a stockholder rights plan in response to an acquisition proposal and issue rights to Company stockholders in connection therewith provided that any such stockholder rights will not apply to the Merger or the other transactions expressly contemplated by the Merger Agreement;

•	except as contemplated by the Merger Agreement with respect to the treatment of Company equity awards, amend or otherwise modify any of the terms of any outstanding Company equity awards;

•	amend or permit the adoption of any amendment to the Company’s organizational documents;

•	acquire any equity interest in or business of any other person, entity or division thereof, or enter into any contract with respect to any such acquisition, or effect or become a party to any merger, consolidation, share exchange, business combination, amalgamation, recapitalization, reclassification of shares, stock split, reverse stock split, division or subdivision of shares, consolidation of shares or similar transaction;

•

enter into any contract that would explicitly impose any material restriction on the right or ability of the Company or any subsidiary: (A) to compete with any other person or entity; (B) to acquire any product or other asset or any services from any other person or entity; (C) to perform services for or sell products to any other person or entity; (D) to transact business with any other person or entity; (E) to operate at any location in the world, or (F) to grant more favorable pricing terms with others (through “most favored nation” terms or other similar pricing restrictions), except in the ordinary course of business and consistent with past practice, and in each case, other than contracts that contain covenants that prohibit the Company or any subsidiary of the Company from using any trade names other than the Company’s or any of its subsidiaries’ trade names;

•	other than in the ordinary course of business, enter into, amend or terminate (other than expiration in accordance with its terms), or waive any material right, remedy or default under any material contract of the Company;

•	sell, make any pledge of, or otherwise dispose of, or lease or license any right or other asset or property of the Company or the Company’s subsidiaries to any other person or entity, except inventory and transactions in the ordinary course of business or permit any of its assets to become subject to any liens, other than certain permitted liens;

•	lend money to any person or entity (other than advances to employees in the ordinary course of business consistent with past practices), guarantee any indebtedness (other than in the ordinary course of business consistent with past practices), or incur any indebtedness (other than guarantees and letters of credit provided to customers in the ordinary course of business);

•	(A) hire or terminate any employee whose annual base cash compensation is $200,000 or more, other than individuals who are replacing former employees on substantially the same terms and conditions of employment, (B) except to the extent required by applicable law or by written agreements existing on the execution date of the Merger Agreement that have been disclosed or made available to Parent, pay, increase, or agree to pay or increase any pension, retirement allowance, termination or severance pay, material bonus or other material employee benefit not required by any existing employee benefit plan or other agreement or arrangement in effect on the execution date of the Merger Agreement to any current or former employee, officer, director, stockholder or other service provider of the Company or any of its subsidiaries, whether past or present, (C) except to the extent required by applicable law or by written agreements existing on the execution date of the Merger Agreement that have been disclosed or made available to Parent, enter into or amend any material contracts of employment or any consulting, bonus, severance, retention, retirement or similar agreement, except for agreements for newly hired employees in the ordinary course of business consistent with past practice with an annual base salary not to exceed $150,000, (D) take any action to accelerate the vesting, payment or funding of compensation or benefits under an employee benefit plan, a Company employee agreement or otherwise, or (E) except as required to ensure that any employee benefit plan is not then out of compliance with applicable law and except as required by any employee benefit plan in effect on the execution date of the Merger Agreement or otherwise required by law, enter into or adopt any new, or materially increase benefits under or renew, amend or terminate any existing employee benefit plan or benefit arrangement or any collective bargaining agreement;

•	enter into any contracts (excluding employment agreements with officers entered into in the ordinary course of business) between the Company, on the one hand, and any director, officer or stockholder (in each case, in his, her or its capacity as such) of the Company or its affiliates;

•	implement any employee layoffs that would implicate the Worker Adjustment and Retraining Notification Act or any similar law, or any other reductions in force or voluntary or involuntary employment termination programs outside the ordinary course of business;

•	other than as required by changes in GAAP or SEC rules and regulations, change any of its methods of accounting, accounting policies or accounting practices in any material respect;

•	amend, modify, extend, renew or terminate any material lease or enter into any new material lease, sublease, license or other agreement for the use or occupancy of any real property;

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except as required by applicable law, (A) make or change any material tax election, method, period, policy or practice, (B) file any material amendment to any material tax Return, (C) settle or compromise any material liability for taxes, (D) consent to or request any extension or waiver of any limitation period with respect to any material claim or assessment for taxes, (E) incur any material tax liability outside of the ordinary course of business, (F) prepare or file any tax return in a manner inconsistent with past practice, provided that if there has been a change of law or such change is otherwise required by law, then the Company and its subsidiaries will be permitted to prepare or file tax returns in compliance with such law, (G) surrender any right to claim a material refund of taxes, or (H) fail to pay any material taxes as they become due and payable (including estimated taxes);

•	sell, assign, transfer, license, permit to lapse, abandon or otherwise dispose of any material intellectual property of the Company, except for in the ordinary course of business;

•	incur any capital expenditures or any obligations or liabilities in respect thereof, except capital expenditures that are incurred in the ordinary course of business consistent with past practice;

•	except as with respect to legal proceedings in connection with, arising from or otherwise relating to the Merger or any other transaction contemplated by the Merger Agreement and appraisal litigation, settle any litigation or other proceedings before a governmental entity if such settlement (A) with respect to the payment of monetary damages, involves the payment of monetary damages that exceed $1,000,000 individually or $3,000,000 in the aggregate, net of any amount covered by insurance to the extent proceeds therefrom are actually received or indemnification, or (B) with respect to any non-monetary terms and conditions therein, imposes or requires actions that would have a material effect on the continuing operations of the Company and its Subsidiaries, taken as a whole; or

•	authorize any of, or commit, resolve, propose or agree in writing or otherwise to take any of, the foregoing actions.

Solicitation of Acquisition Proposals

During the Go-Shop Period, the Company, its subsidiaries, directors, officers, employees and representatives (acting under the direction of the Special Committee) had the right to:

•	initiate, solicit, facilitate and encourage Acquisition Proposals, including by way of public disclosure and by way of providing access to non-public information to any person pursuant to (but only pursuant to) a confidentiality agreement; and

•	enter into, maintain and otherwise participate in discussions or negotiations with respect to Acquisition Proposals or otherwise cooperate with, assist or participate in, facilitate, or take any other action in connection with any such inquiries, proposals, discussions or negotiations.

We refer to the following as an “Acquisition Proposal”: a bona fide proposal or offer with respect to any transaction or series of related transactions (other than the Merger) that, if consummated, would result in a person or entity owning, directly or indirectly, (a) more than 20% of the outstanding shares of the Common Stock or other securities of the Company or (b) more than 20% of the assets of the Company and the Company’s subsidiaries.

Except as expressly permitted under the Merger Agreement, after the end of the Go-Shop Period, the Company agrees that neither it nor any of its subsidiaries nor any of their respective directors, officers or employees will, and that it will cause its and its subsidiaries’ agents, advisors and other representatives (including, without limitation, any investment banker, attorney or accountant retained by the Company), not to, in each case, directly or indirectly:

•	solicit, initiate or knowingly encourage (including by way of furnishing non-public information), or take any other action to knowingly facilitate, any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to its stockholders) that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal;

•	enter into, maintain or continue discussions or negotiations with, or provide any non-public information to, any person in connection with an Acquisition Proposal;

•	agree to or approve, endorse or recommend any Acquisition Proposal or enter into any letter of intent or contract or commitment contemplating or otherwise relating to, or reasonably be expected to result in, any Acquisition Proposal (other than a confidentiality agreement); or

•	release any third party from confidentiality obligations under any confidentiality agreement to which the Company is a party.

Notwithstanding the foregoing, at any time after the Go-Shop Period and prior to stockholder approval, the Company and its representatives may (acting under the direction of the Special Committee), following the receipt of a written Acquisition Proposal that did not result from a breach of the Merger Agreement (provided that the Special Committee has determined in good faith, after consultation with a financial advisor of internationally recognized reputation and independent legal counsel, that such Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Proposal):

•	contact the person or group of persons who has made such Acquisition Proposal to clarify and understand the terms and conditions thereof and to notify such person of the applicable restrictions in the Merger Agreement;

•	provide information (including any non-public information or data concerning the Company or any of its subsidiaries) in response to the request of the person or group of persons who has made such Acquisition Proposal, if prior to providing such information, the Company has received from the person or group of persons so requesting such information an executed a confidentiality agreement, a copy of which will be promptly (and, in any event, within 48 hours) provided to Parent; provided that the Company will make available to Parent all material non-public information concerning the Company and its subsidiaries that is provided to any person or group of persons making such Acquisition Proposal that is given such access to the extent not previously provided to Parent and Merger Sub within 48 hours of providing it to such person or group of persons; and/or

•	engage or participate in any discussions or negotiations with the person or group of persons who has made such Acquisition Proposal (including solicitation of revised Acquisition Proposals).

After the Go-Shop Period, the Company may continue to take any of the actions described in the list above with respect to any Acquisition Proposal submitted on or before the end of the Go-Shop Period if the Special Committee has determined, in good faith (after consultation with a financial advisor of internationally recognized reputation and independent legal counsel), that such Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Proposal. We refer to the person or entity that submits such an Acquisition Proposal as an “Excluded Party.” Any Excluded Party will cease to be an Excluded Party for all purposes of the Merger Agreement immediately at such time as the offer or proposal with respect to an Acquisition Proposal made by such person or entity is withdrawn, is terminated or expires, or the Special Committee determines in good faith that such offer or proposal has ceased to constitute, or is no longer reasonably likely to result in, a Superior Proposal.

After the Go-Shop Period, the Company must keep Parent informed of the status of any Acquisition Proposal, on a reasonably current basis, specifying (i) the material terms and conditions of any such Acquisition Proposal, including material amendments or proposed material amendments, and (ii) whether the Company has any intention to provide confidential information to such person or entity. The Company must (i) promptly notify Parent in writing if it determines to initiate actions concerning a proposal, offer, inquiry, contact or request, in each case as permitted by the Merger Agreement, and (ii) provide Parent with 48 hours’ prior notice (or such lesser prior notice as is provided to the members of the Board of Directors or members of the Special Committee) of any meeting of the Board of Directors or the Special Committee at which the Board of Directors or the Special Committee, as applicable, is reasonably expected to consider any inquiry, proposal or offer relating to any Acquisition Proposal.

Except as expressly permitted by the terms of the Merger Agreement, neither the Company Board nor the Special Committee shall (i) change, withhold, withdraw, qualify or modify, in a manner adverse to Parent or

Merger Sub, or propose publicly to change, withhold, withdraw, qualify or modify, in a manner adverse to Parent or Merger Sub, the affirmative recommendation with respect to the Merger Agreement, (ii) adopt, approve or recommend, or propose to adopt, approve or recommend, any Acquisition Proposal, (iii) fail to make the Company Recommendation or fail to include the Company Recommendation in this proxy statement, (iv) fail to recommend against any Acquisition Proposal subject to Regulation 14D under the Exchange Act in a Solicitation/Recommendation Statement on Schedule 14D-9 within 10 business days after the commencement of such Acquisition Proposal, or (v) resolve or publicly announce its intention to do any of such actions under clauses (i) through (iv) (we refer to any of the actions under clauses (i) through (v) as a “Change of Recommendation”) or (vi) authorize, approve or recommend, or cause or permit the Company or any of its subsidiaries to enter into any letter of intent, acquisition agreement, merger agreement or other similar definitive agreement relating to, any Acquisition Proposal. We refer to such an agreement as an “Alternative Acquisition Agreement.”

Notwithstanding the foregoing, if, prior to obtaining stockholder approval, the Company or the Special Committee shall have received a written Acquisition Proposal that the Special Committee determines, in good faith (after consultation with independent legal counsel), constitutes a Superior Proposal, the Board of Directors may effect a Change of Recommendation, recommend a Superior Proposal, authorize the Company to terminate the Merger Agreement, and/or authorize the Company or any of its subsidiaries to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal. The Company may take such actions only:

•	if such Acquisition Proposal is not the result of a material breach by the Company of the terms of the Merger Agreement;

•	after (A) providing written notice to Parent (which we refer to as a “Notice of Superior Proposal”) advising Parent that the Company or the Special Committee, as applicable, has received a Superior Proposal, specifying the material terms and conditions of such Superior Proposal and identifying the person making such Superior Proposal and a summary of any financing materials related thereto (if any) and indicating that the Board of Directors intends to effect a Change of Recommendation (it being understood that the Notice of Superior Proposal will not constitute a Change of Recommendation), (B) negotiating with and causing its financial and legal advisors to negotiate with Parent and its Representatives in good faith (to the extent Parent desires to negotiate), during the five-business-day period immediately following delivery of the Notice of Superior Proposal (which we refer to as the “Notice Period”), to make such adjustments in the terms and conditions of the Merger Agreement, so that such Acquisition Proposal would cease to constitute a Superior Proposal, and (C) permitting Parent and its representatives to make a presentation to the Special Committee regarding the Merger Agreement and any adjustments with respect thereto (to the extent Parent desires to make such presentation); provided that any material modifications to such Acquisition Proposal that the Special Committee has determined to be a Superior Proposal will be deemed a new Superior Proposal and the Company will be required to provide a new Notice of Superior Proposal (provided that any additional Notice Period will be reduced to three business days); and

•	following the end of such Notice Period(s), the Special Committee determines, in good faith (after consultation with a financial advisor of internationally recognized reputation and independent legal counsel), after considering the terms of any proposed modification or amendment to the Merger Agreement by Parent, that the Acquisition Proposal giving rise to the Notice of Superior Proposal continues to constitute a Superior Proposal.

Nothing in the provisions of the Merger Agreement relating to Acquisition Proposals prevents the Company or the Board of Directors (or the Special Committee) from complying with its disclosure obligations under U.S. federal or state or non-U.S. law with regard to an Acquisition Proposal; provided that if such disclosure includes a Change of Recommendation or has the substantive effect of withdrawing or adversely modifying the affirmative recommendation of the Board of Directors with respect to the Merger Agreement, such disclosure shall be deemed to be a Change of Recommendation. A statement by the Company that describes the Company’s receipt of an Acquisition Proposal and the operation of the Merger Agreement with respect thereto, or any “stop, look or listen” communication that contains only the information set forth in Rule 14d-9(f) under the Exchange Act will not constitute a Change of Recommendation.

We refer to the following as a Superior Proposal: an Acquisition Proposal, except that all references “20%” in the definition of Acquisition Proposal are replaced with “50%,” taken as a whole, that the Special Committee determines in good faith (after consultation with its financial advisors and its outside legal counsel) (i) to be reasonably likely to be consummated if accepted; and (ii) if consummated, would result in a transaction more favorable to the Company’s stockholders from a financial point of view than the Merger, in each case, taking into account at the time of determination all relevant circumstances, including the various legal, financial and regulatory aspects of the Acquisition Proposal, all the terms and conditions of such Acquisition Proposal and the Merger Agreement, any changes to the terms of the Merger Agreement offered by Parent in response to such Acquisition Proposal, and the anticipated timing, conditions and the ability of the person or entity making such Acquisition Proposal to consummate the transactions contemplated by such Acquisition Proposal, including, among other factors: (x) whether such person or entity is reasonably likely to have adequate sources of financing or adequate funds to consummate such Superior Proposal, and (y) whether such person or entity requires stockholder approval of such person or entity’s stockholders to consummate such Superior Proposal and the estimated likelihood of such approval.

Proxy Statement

The Company must prepare and file with the SEC, as promptly as practicable after the execution date of the Merger Agreement (and in any event no later than 15 business days following the date of the Merger Agreement), a Schedule 13E-3 and this Proxy Statement in preliminary form relating to the Stockholders Meeting (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”) and will include the Board of Directors’ recommendation in the Proxy Statement. Each of Parent and the Company must provide the other with the information it requires to file the Schedule 13E-3 and the Proxy Statement and must otherwise reasonably assist and cooperate with the other in connection with the preparation, filing and distribution of the Schedule 13E-3 and the Proxy Statement and the resolution of any comments in respect thereof received from the SEC.

Company Stockholders Meeting

The Company must take, in accordance with applicable law and its certificate of incorporation and bylaws, all action necessary to establish a record date for, call, give notice of, convene and hold a meeting of holders of the Company’s capital stock as promptly as reasonably practicable after the execution of the Merger Agreement to consider and vote upon the adoption of the Merger Agreement.

Efforts to Complete the Merger; Regulatory Approvals

The Company and Parent agreed to cooperate with each other and use their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under the Merger Agreement and applicable laws, including the antitrust laws, to consummate and make effective the Merger as soon as practicable, including preparing and filing as promptly as practicable (and in any event must make all filings pursuant to the HSR Act within 10 days of the Merger Agreement date) all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any governmental entity in order to consummate the Merger and the transactions contemplated by the Merger Agreement.

The Company and Parent have each agreed to the prompt provision to each and every federal, state, local or foreign court or governmental entity with jurisdiction over enforcement of any applicable antitrust or competition laws of non-privileged information and documents requested by any governmental entity or that are necessary, proper or advisable to permit consummation of the transactions contemplated by the Merger Agreement.

The Company and Parent have each agreed to the prompt use of its reasonable best efforts to avoid the entry of any permanent, preliminary or temporary injunction or other order, decree, decision, determination or judgment that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Merger or the transactions contemplated by the Merger Agreement.

However, neither the Company nor any of its Subsidiaries will be required to agree to the payment of a consent fee, “profit-sharing” payment or other consideration (including increased or accelerated payments) or the provision of additional security (including a guarantee), in connection with the Merger, including in connection with obtaining any consent pursuant to any material contract of the Company. In addition, in no event will the Company, any of its subsidiaries, Parent or Merger Sub be required to take or commit to take any actions that would be reasonably likely to materially adversely impact or impose limitations on the ownership by Parent of any of its subsidiaries of all or a material portion of the Company’s business or assets, and in no event will Parent or Merger Sub be obligated pursuant to the Merger Agreement to, and the Company will not, without the written consent of Parent, sell, divest, license or hold separate any capital stock or other equity or voting interests or a material portion of the Company’s business or assets.

In no event will the Company or its subsidiaries, Parent, or their respective affiliates take or agree to take any action with respect to its business or operations unless the effectiveness of such agreement or action is conditioned upon the closing of the Merger. The Company must obtain the prior written consent of Parent to take any such action.

Employee Benefits

From the Effective Time until the first anniversary of the closing of the Merger, Parent has agreed to (and to cause the surviving corporation to, as applicable) the following for each employee of the Company and its subsidiaries who are actively employed by the Company or any subsidiary of the Company (whom we refer to collectively as “Covered Employees”):

•	provide compensation (such term to include salary, annual cash bonus opportunities, commissions and severance) and benefits that are, in the aggregate, no less favorable than the compensation (excluding any equity or equity-based compensation, retention, change of control, transaction or similar bonuses, and nonqualified deferred compensation) and benefits (excluding any defined benefit pension plan or retiree medical benefits) being provided to Covered Employees immediately prior to the Effective Time;

•	for Covered Employees who become eligible following the Effective Time and in the plan year in which the Effective Time occurs, use commercially reasonable efforts to (i) waive any preexisting condition exclusions and waiting periods with respect to participation and coverage requirements applicable to any Covered Employee under any Parent employee benefit plan providing medical, dental, or vision benefits to the same extent such limitation would have been waived or satisfied under the analogous Company employee benefit plan the Covered Employee participated in immediately prior to coverage under the Parent Employee Benefit Plan; and (ii) provide each Covered Employee with credit for any copayments and deductibles paid prior to the Covered Employee’s coverage under any Parent employee benefit plan providing medical, dental or vision benefits during the calendar year in which the Effective Time occurs in which such amount was paid, to the same extent such credit was given under the analogous Company employee benefit plan that the Covered Employee participated in immediately prior to coverage under the Parent employee benefit plan, in satisfying any applicable deductible or out-of-pocket requirements under the Parent employee benefit plan; and

•

recognize all service of each Covered Employee prior to the Effective Time, to the Company (or any predecessor entities of the Company or any of the Company’s Subsidiaries) for vesting and eligibility purposes (but not for benefit accrual purposes, except for vacation and severance, as applicable, and not for any purpose under any equity-based plan or arrangement) to the same extent as such Covered

Employee was entitled, before the Effective Time, to credit for such service under any similar Company plan (other than any equity-based plan) in which such Covered Employee participated immediately prior to the Effective Time. However, in no event will anything contained in this paragraph result in any duplication of benefits for the same period of service.

However, nothing in the foregoing section will (i) be construed to limit the right of Parent or any of its affiliates (including, following the Effective Time, the surviving corporation) to amend, modify or terminate any Company plan, Company employee benefit plan, or other benefit or compensation plan program, policy, contract, agreement or arrangement (ii) be construed to establish or modify or amend benefit or compensation plan, program, agreement or arrangement, (iii) be construed to require Parent or any of its affiliates (including, following the Effective Time, the surviving corporation or any of its subsidiaries) to retain the employment or service of or provide any particular term or condition of employment or service to any particular person or entity for any fixed period of time following the Effective Time, or to limit the ability of Parent or any of its affiliates (including, following the Effective Time, the surviving corporation or any of its subsidiaries) to terminate the employment or service of any person at any time and for any or no reason, or (iv) be construed to create any rights or remedies including any third-party beneficiary rights in any person or entity not a party to the Merger Agreement.

Cooperation with the Debt Financing

Prior to the closing of the Merger, the Company will use commercially reasonable efforts to provide to Parent all cooperation reasonably requested by Parent in connection with the arrangement, syndication and consummation of any debt financing (the “Debt Financing” and the financing sources in respect thereof, the “Debt Financing Sources”), as determined by Parent in good faith, including, but not limited to, the following:

•	request its independent accountants to provide reasonable assistance to Parent consistent with their customary practice;

•	execute and deliver any credit agreements, notes, guarantee and collateral documents, hedging arrangements, pay-off letters, other definitive financing documents, a certificate of the chief financial officer or treasurer (or other comparable officer) of any member of the Company that will be effective at the closing of the Merger certifying the solvency, after giving effect to the closing of the Merger, of such member of the Company on a consolidated basis and other customary certificates or documents as may be reasonably requested by Parent or any Debt Financing Source and otherwise reasonably facilitating the pledging of collateral; provided that no such documentation will be effective until immediately after the closing of the Merger;

•	take such other actions as reasonably requested by Parent to facilitate the satisfaction on a timely basis of all the conditions precedent to the Debt Financing; and

•	providing all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the USA PATRIOT Act, to the extent required by any Debt Financing and requested at least five business days prior to closing, as determined by Parent in good faith.

In addition, each party to the Merger Agreement agreed that (i) it will not bring or support any person in any action, suit, proceeding, cause of action, claim cross-claim or third-party claim against any of the Debt Financing Sources (including their respective affiliates, equityholders, members, partners, officers, directors, employees, agents, advisors, representatives, successors, or assigns of the foregoing) in any way relating to the Merger Agreements or any of the transactions contemplated by the Merger Agreement, including, but not limited to, any dispute arising out of or relating in any way to the executed commitment letter and fee letter from the Debt Financing Sources (collectively, the “Debt Commitment Letter”) or the performance thereof or the Debt Financing contemplated hereby, in any other forum other than the federal and New York state courts located in the Borough of Manhattan within the City of New York; (ii) except as specifically set forth in the Debt Commitment Letter, all claims or causes of action against any of the Debt Financing Sources in any way relating to the Merger Agreement, the Debt Commitment Letter or the performance thereof or the financings contemplated thereby, shall be exclusively governed by, construed in accordance with, New York law; and (iii) irrevocably and unconditionally waives any right to a trial by jury directly or indirectly arising out of or relating in any way to the Merger Agreement, the Debt Commitment Letter, or the performance thereof or the financings contemplated thereby. The Company and its subsidiaries, affiliates, directors, officers, employees, agents, partners, managers, members or stockholders shall not have any rights or claims against any Debt Financing Sources in any way relating to the Merger Agreement or any of the transactions contemplated by the Merger Agreement and no Debt Financing Source shall have any liability to any of the Company and its subsidiaries, affiliates, directors, officers, employees, agents, partners, managers, members or stockholders under the Merger Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby and thereby or in respect of any oral representations made or alleged to have been made in connection herewith or therewith. Notwithstanding anything to the contrary contained in the Merger Agreement, the Debt Financing Sources are intended third-party beneficiaries of, may enforce, and shall be entitled to the protections of this paragraph.

Indemnification and Insurance

The Merger Agreement provides that for a period of six years after the Effective Time, the surviving corporation and its subsidiaries will (and Parent will cause the surviving corporation and its subsidiaries to) (1) honor and fulfill in all respects the obligations of the Company and its subsidiaries under any and all indemnification agreements existing as of the date of the Merger Agreement between the Company or any of its subsidiaries, on the one hand, and the current or former directors or officers of the Company or the Company’s subsidiaries and any person who becomes a director or officer of the Company or any of its Subsidiaries prior to the Effective Time (the “Indemnified Person”), on the other hand, and (2) for a period of six years from the Effective Time cause the certificates of incorporation and bylaws (and similar organizational documents) of the Company and its subsidiaries provisions with respect to indemnification, exculpation and the advancement of expenses with respect to acts, errors, omissions and service prior to the Effective Time that are at least as favorable as those set forth in the Company’s certificate of incorporation and bylaws as of the date of the Merger Agreement and during such six-year period such provisions shall not be repealed, amended or otherwise modified in any manner except as required by applicable law.

In addition, the Merger Agreement provides that, during the six-year period commencing at the Effective Time, the surviving corporation will (and Parent must cause the surviving corporation to) indemnify and hold harmless to the extent provided for in the Company’s certificate of incorporation and bylaws as of the date of the Merger Agreement each Indemnified Person, from and against all costs, fees and expenses (including reasonable attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, proceeding, investigation or inquiry, whether civil, criminal, administrative or investigative, arising, directly or indirectly, out of or pertaining, directly or indirectly, to (1) any action or omission, or alleged action or omission, in such Indemnified Person’s capacity as a director, officer, employee or agent of the Company or the Company’s subsidiaries or other affiliates (regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the Effective Time); or (2) any of the transactions contemplated by the Merger Agreement. The Merger Agreement also provides that (1) the surviving corporation will have the right to control the defense of any such legal proceeding after the Effective Time, (2) each Indemnified Person is entitled to retain his or her own counsel, (3) the surviving corporation must pay all reasonable fees and expenses of any counsel retained by an Indemnified Person, and (4) no Indemnified Person will be liable for any settlement effected without his or her prior express written consent.

During the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the surviving corporation must (and Parent will cause the surviving corporation to) maintain in effect the Company’s current directors’ and officers’ liability insurance (which we refer to as “D&O Insurance”) in respect of acts or omissions occurring at or prior to the Effective Time, covering each person covered by the D&O Insurance, on terms with respect to the coverage and amounts that are equivalent to those of the D&O Insurance.

The Merger Agreement provides that the Company may purchase a prepaid directors’ and officers’ insurance policy covering the officers and directors of the Company as of the date of the Merger Agreement for a period of six years. In the event that the Company elects to purchase such a “tail” policy prior to the Effective Time, the surviving corporation must (and Parent will cause the surviving corporation to) maintain such “tail” policy in full force and effect and continue to honor their respective obligations thereunder, in lieu of all other obligations of the surviving corporation (and Parent) described in the first sentence of this paragraph for so long as such “tail” policy is maintained in full force and effect. In satisfying these obligations, the surviving corporation will not be obligated to pay annual premiums in excess of 300% of the amount paid by the Company for coverage for its last full fiscal year. If the annual premiums of such insurance coverage exceed such amount, the surviving corporation will be obligated to obtain a policy with the greatest coverage available for a cost not exceeding such amount.

Other Covenants and Agreements

The Merger Agreement contains certain other covenants and agreements, including covenants related to:

•	the Company affording Parent reasonable access during normal business hours to the Company’s representatives, books, records, tax returns, material operating and financial reports, work papers, assets, executive officers, contracts and other documents and information relating to the Company and the Company permitting Parent’s officers and other employees to meet, upon reasonable notice and during normal business hours, with the chief financial officer and other officers and managers of the Company and its subsidiaries responsible for the Company’s financial statements and the internal controls of the Company to discuss such matters as Parent may reasonably deem necessary or appropriate;

•	cooperation between the parties to terminate the quotation of the Company’s securities on OTCQX and de-register the Company’s securities under the Exchange Act as promptly as practicable after the Effective Time;

•	cooperation between the parties in connection with public announcements and filings with any third party and/or any governmental entity;

•	the Company (1) providing Parent with prompt notice of any legal proceedings arising from or otherwise relating to the Merger, (2) providing Parent with the opportunity to participate in the defense, settlement or prosecution of any legal proceedings, and (3) consulting with the Parent with respect to the defense, settlement or prosecution of any legal proceedings, subject to certain conditions;

•	causing any dispositions of Common Stock, options and RSUs resulting from the Merger by each individual who may become subject to reporting requirements under the securities laws to be exempt from Rule 16b-3 of the Exchange Act;

•	Parent causing Merger Sub and the surviving corporation, as applicable, to fully comply with all of their respective obligations under the Merger Agreement;

•	Parent, in its capacity as the sole stockholder of Merger Sub, executing and delivering the Merger Agreement to Merger Sub and Company and approving the Merger and the transactions contemplated by the Merger Agreement;

•	the Company causing the resignation of its directors and officers (and those of its subsidiaries) if requested by Parent to the Company in writing at least three business days prior to the closing of the Merger.

Conditions to Completion of the Merger

The obligations of each of the Company, Parent and Merger Sub to effect the Merger are subject to the satisfaction, or waiver, of the following conditions:

•	the adoption of the Merger Agreement by the requisite affirmative vote of stockholders;

•	the expiration or termination of the applicable waiting period, if any, under the HSR Act and any other applicable antitrust law; and

•	the absence of any law, regulation or order that restrains, enjoins or otherwise prohibits the closing of the Merger;

The obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction, or waiver, of the following additional conditions:

•	the Company having performed or complied in all material respects with its obligations or covenants required by the Merger Agreement to be performed or complied with by the Company at or prior to the closing date;

•	the representations and warranties of the Company relating to the Company’s organization, authorization, no conflict, absence of material adverse changes, broker’s or finder’s fees, and no rights agreement being true and correct in all respects as of the date of the Merger Agreement and as of immediately prior to the closing of the Merger as if made at and as of such time (except as would not reasonably be expected to have a material adverse effect);

•	the representations and warranties of the Company relating to the Company’s capitalization being true and correct as of the date of the Merger Agreement and as of immediately prior to the closing with as if made at and as of such time, other than any inaccuracies that would not reasonably be expected to result in additional cost, expense or liability to the Parent or its subsidiaries (including, after the closing, the surviving corporation) of more than $500,000 in the aggregate;

•	the receipt by Parent of a certificate, signed for and on behalf of the Company by the chief executive officer and the chief financial officer of the Company, certifying that the conditions described in the preceding three bullets have been satisfied; and

•	no material adverse effect on the Company.

In addition, the obligations of the Company to effect the Merger are subject to the satisfaction or waiver of the following additional conditions:

•	Parent and Merger Sub having performed or complied in all material respects with all agreements, covenants and obligations required by the Merger Agreement to be performed or complied with by Parent and Merger Sub at or prior to the closing date of the Merger;

•	the representations and warranties of Parent and Merger Sub set forth in the Merger Agreement that are qualified by materiality being true and correct in all respects on and as of the date of the Merger Agreement and the closing date of the Merger with the same force and effect as if made on and as of such time (except where any failures of any such representations and warranties to be true and correct (and in each case, without giving effect to any limitation as to materiality set forth in such representations and warranties) have not had and would not reasonably be expected to have a material adverse effect on the ability of Parent and Merger Sub to consummate the transactions contemplated by the Merger Agreement; provided that the representations and warranties that are not so qualified by materiality must be true and correct in all material respects on and as of the closing date of the Merger with the same force and effect as if made on and as of such date (except for those representations and warranties that address matters only as of a particular date, which representations must have been true and correct in all material respects as of such particular date);

•	the receipt by the Company of a certificate, signed for and on behalf of Parent and Merger Sub by a duly authorized officer of each of Parent and Merger Sub, certifying that the conditions described in the preceding two bullets have been satisfied; and

•	the contribution of the Rollover Shares to Parent pursuant to the Rollover Agreement.

Termination of the Merger Agreement

The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the adoption of the Merger Agreement by the Company’s stockholders, under the following circumstances:

•	by mutual written consent of the Company and Parent; or

•	by either Parent or the Company if:

•	the Merger is not consummated on or before June 4, 2018 (the “Termination Date”); provided, however, that this right to terminate the Merger Agreement will not be available to any party if the failure of the Merger to be consummated on or before such date was proximately caused by a material breach or inaccuracy of any of the representations, warranties, covenants, obligations or agreements of such party such that the other party has the right to terminate the Merger Agreement; or

•	any order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger becomes final and nonappealable (whether before or after the receipt of stockholder approval);

•	by the Company in case of:

•	(i) a breach of any covenant or agreement on the part of Parent or Merger Sub set forth in the Merger Agreement or (ii) any of the representations and warranties of Parent and Merger Sub set forth in the Merger Agreement being inaccurate when made or becoming inaccurate, in either case such that the conditions to closing related to the fulfillment of such covenants or the accuracy of such representations and warranties would not be satisfied as of the time of such breach or as of the time such representation or warranty will have become inaccurate; provided, however, that notwithstanding the foregoing, in the event that such breach by Parent or Merger Sub or such inaccuracies in the representations and warranties of Parent or Merger Sub are curable by Parent or Merger Sub through the exercise of commercially reasonable efforts, then the Company will not be permitted to so terminate the Merger Agreement until the earlier to occur of (A) 30 calendar days after delivery of written notice from the Company to Parent of such breach or inaccuracy, as applicable or (B) Parent or Merger Sub ceasing or failing to exercise and continuing not to exercise commercially reasonable efforts to cure such breach or inaccuracy (it being understood that the Company may not so terminate the Merger Agreement if such breach or inaccuracy by Parent or Merger Sub is cured within such 30-calendar-day period), provided that the Company is not then in material breach of any of its covenants or agreements set forth in the Merger Agreement and none of the representations and warranties of the Company set forth in the Merger Agreement are or have become inaccurate in any material respect such that Parent has the right to terminate the Merger Agreement as a result of such breach or inaccuracy;

•	(i) all of the Company’s conditions to closing have been satisfied (other than those conditions that by their terms are to be satisfied at the closing of the Merger, each of which is capable of being satisfied at such closing), (ii) Parent and Merger Sub have failed to consummate the Merger at the closing, (iii) the Company has irrevocably notified Parent in writing that (A) the Company is ready, willing and able to consummate the Merger, and (B) all conditions to closing have been and continue to be satisfied (other than those conditions that by their terms are to be satisfied at the closing, each of which is capable of being satisfied at the closing) or that it is willing to waive any unsatisfied conditions, (iv) the Company has given Parent written notice at least three business days prior to such termination stating the Company’s intention to terminate the Merger Agreement if Parent and Merger Sub fail to consummate the Merger, and (v) Parent and Merger Sub fail to consummate the Merger on the later of the expiration of such three-business-day period and the date set forth in the foregoing notice;

•	the Special Committee authorizing the Company, subject to complying in all material respects with the terms of the Merger Agreement related to solicitation of Acquisition Proposals to enter into a definitive agreement with respect to a Superior Proposal (a “Superior Proposal Company Termination”);

•	by Parent in case of:

•	(i) a breach of any covenant or agreement on the part of the Company set forth in the Merger Agreement or (ii) any of the representations and warranties of the Company set forth in the Merger Agreement being inaccurate when made or becoming inaccurate, in either case such that the conditions to closing related to the fulfillment of such covenants or the accuracy of such representations and warranties would not be satisfied as of the time of such breach or as of the time such representation or warranty will have become inaccurate; provided, however, that notwithstanding the foregoing, in the event that such breach by the Company or such inaccuracies in the representations and warranties of the Company are curable by the Company through the exercise of commercially reasonable efforts, then Parent will not be permitted to so terminate the Merger Agreement until the earlier to occur of (A) 30 calendar days after delivery of written notice from Parent to the Company of such breach or inaccuracy, as applicable, or (B) the Company ceasing to exercise and continuing not to exercise commercially reasonable efforts to cure such breach or inaccuracy (it being understood that Parent and Merger Sub may not so terminate the Merger Agreement if such breach or inaccuracy by the Company is cured within such 30-calendar-day period); or

•	the Board of Directors (or any committee thereof) effecting and not withdrawing a Change of Recommendation or (ii) a material and willful breach of the terms of the Merger Agreement relating to the solicitation of Acquisition Proposals; provided, however, that Parent’s right to so terminate the Merger Agreement will expire at 5:00 p.m., Central time, on the 10th business day following the later of the date on which such right to terminate first arose or Parent becomes aware of such right to terminate.

Termination Fees and Expenses

In the event of a Superior Proposal Company Termination, then as a condition to such termination, the Company will pay to Parent an amount equal to Parent’s reasonable and documented out-of-pocket fees and expenses (including legal fees and expenses) incurred by Parent and its affiliates on or prior to the termination of the Merger Agreement in connection with the transaction contemplated by the Merger Agreement, in an amount not to exceed $2 million, upon the closing of the transaction that is the subject of the Superior Proposal.

Modification or Amendment

Subject to applicable law, the Merger Agreement may be amended in writing at any time before or after adoption of the Merger Agreement by our stockholders. However, after adoption of the Merger Agreement by our stockholders, no amendment that requires further approval by such stockholders pursuant to the DGCL may be made without such approval. In addition, no material amendment may be made to the provisions related to the Debt Financing Sources without their prior written consent.

Specific Performance; Damages

In the event of a breach or threatened breach of any covenant or obligation in the Merger Agreement, subject to the termination fee and expense reimbursement described above, the non-breaching party will be entitled to any remedy to which they are entitled to at law or in equity, an injunction, specific performance and other equitable relief to enforce specifically the terms and provisions of the Merger Agreement.

Notwithstanding anything to the contrary in the Merger Agreement, the Company will be entitled to seek specific performance to and to cause Parent or Merger Sub to consummate the Merger on the terms and subject to the conditions in the Merger Agreement, if, and only if, (A) all conditions to Parent’s and Merger Sub’s obligations to close the Merger have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing, provided that such conditions are reasonably capable of being satisfied) have been satisfied or waived, and (B) the Company has irrevocably confirmed in a written notice to Parent that (1) all such conditions (other than those conditions that by their nature are to be satisfied at the closing, provided that such conditions are reasonably capable of being satisfied) have been satisfied or waived, and (2) if specific performance is granted, then the closing will occur.

Notwithstanding anything to the contrary in the Merger Agreement, in the event that the Company pursues the collection of damages from Parent, Merger Sub or any of their affiliates, in connection with the Merger Agreement or the transactions contemplated by the Merger Agreement (other than for fraud), (i) such damages shall not exceed the amount of the aggregate Merger Consideration, (ii) the receipt of such damages will be the Company’s sole and exclusive remedy under the Merger Agreement and will be deemed to be liquidated damages for any and all losses or damages suffered or incurred by the Company or any of its affiliates in connection with the Merger Agreement (and the termination thereof), the transactions contemplated thereby (and the abandonment thereof) or any matter forming the basis for such termination, (iii) notwithstanding anything to the contrary in the Merger Agreement, the Company will no longer be entitled to seek specific performance ,and (iv) none of the Company nor any of its affiliates will be entitled to bring or maintain any other legal proceeding against Parent, Merger Sub or any of their respective affiliates arising out of the Merger Agreement, any of the transactions contemplated thereby or any matters forming the basis for such damages claim, and the Company will cause any such legal proceeding brought by the Company or its affiliates, and will use its commercially reasonable efforts to cause any legal proceeding brought by any other person or entity, to be dismissed with prejudice promptly (or not undertaken, as applicable) and in any event within three business days from the payment of such damages.

No Third-Party Beneficiaries

The Merger Agreement is not intended to and does not confer upon any person other than the parties thereto any legal or equitable remedies, except for the indemnification and insurance rights of the directors and officers of the Company and its subsidiaries under the Merger Agreement. Notwithstanding anything to the contrary provided in the Merger Agreement, the Debt Financing Sources are intended third-party beneficiaries of, may enforce, and shall be entitled to the protections of the second paragraph of the section captioned “Cooperation with the Debt Financing” beginning on page 88 of this proxy statement.

Governing Law

The Merger Agreement is governed by Delaware law.

VOTING AND SUPPORT AGREEMENT

Concurrently with the execution and delivery of the Merger Agreement, and as a condition and inducement to the Company’s willingness to enter into the Merger Agreement, the Sponsor Entities entered into the Voting Agreement with the Company, dated as of the date of the Merger Agreement. As of the date of the Voting Agreement, the Sponsor Entities party to the Voting Agreement owned 32,940,853 shares of common stock, on an as-converted basis, representing approximately 68% of the outstanding voting power of the Company’s capital stock as of such date.

Pursuant to the Voting Agreement, the Sponsor Entities have agreed, unless the Board of Directors or the Special Committee has changed its recommendation that the stockholders adopt the Merger Agreement, to vote all shares of the Company’s capital stock owned by them in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby and against any other action or agreement not recommended by the Board of Directors that would reasonably be expected to (i) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, (ii) result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled or (iii) impede, frustrate, interfere with, delay, postpone or adversely affect the Merger and the other transactions contemplated by the Merger Agreement.

In addition, pursuant to the Voting Agreement, if the Company enters into a definitive agreement with respect to a superior proposal that will result in the Preferred Stock being redeemed in accordance with its terms, among other conditions, the Sponsor Entities have agreed to vote their shares in favor of such superior proposal. The Sponsor Entities have also agreed to refrain from exercising their rights with respect to control of the Board of Directors until the Voting Agreement is terminated according to its terms.

Finally, pursuant to the Voting Agreement, the Sponsor Entities have agreed, if requested to do so by the Board of Directors or the Special Committee, to explore in good faith the possibility of working with any third parties regarding alternative acquisition proposals to the extent the Company is permitted to do so under the Merger Agreement, including by reviewing and responding to proposals and taking part in meetings and negotiations with respect thereto, and have represented that they are not subject to any agreement that would prevent them from doing so. The Voting Agreement will terminate at the effective time of the Merger or, if earlier, the date of the termination of the Merger Agreement, unless there is a superior proposal, in which case the termination will occur upon the earliest of (i) the consummation of the superior proposal, (ii) the termination of the definitive agreement reflecting the superior proposal in accordance with its terms, and (iii) the date that is five months after the termination of the Merger Agreement by the Company in order to pursue a superior proposal.

The Company will be entitled to specific performance of the terms of the Voting Agreement, including an injunction or injunctions, restraining order, or such other equitable relief as a court of competent jurisdiction may deem necessary or appropriate to enforce specifically the terms and provisions of the Voting Agreement. The Voting Agreement is governed by Delaware law and is subject to the jurisdiction of the Delaware Court of Chancery.

PROVISIONS FOR UNAFFILIATED SECURITY HOLDERS

No provision has been made (i) to grant the Company’s unaffiliated security holders access to the corporate files of the Company, any other party to the Merger or any of their respective affiliates, or (ii) to obtain counsel or appraisal services at the expense of the Company, or any other such party or affiliate.

IMPORTANT INFORMATION REGARDING CONNECTURE

Company Background

We are a leading web-based consumer shopping, enrollment and retention platform for health insurance distribution. Our solutions offer a personalized health insurance shopping experience that recommends the best fit insurance plan based on an individual’s preferences, health status, preferred providers, medications and expected out-of-pocket costs. Our customers are payers, brokers, government agencies, and web-based insurance marketplace operators, who distribute health and ancillary insurance. Our solutions automate key functions in the insurance distribution process, allowing our customers to price and present plan options accurately to consumers and efficiently enroll, renew and manage plan members. We were organized in 1999 under the name Healthplanet.com, Inc., which subsequently changed to SimplyHealth.com, Inc. later that year, and in 2002 changed our name to Connecture, Inc. We are headquartered in Brookfield, Wisconsin, and our principal executive offices are located at 18500 West Corporate Drive, Suite 250, Brookfield, Wisconsin 53045. Our telephone number is (262) 432-8282. Our corporate website address is www.connecture.com. The information contained in, or that can be accessed through, our website is not part of this proxy statement.

Francisco Partners, through its affiliates, is our majority stockholder. As of January 4, 2018, the date of the Merger Agreement, the FP Investors owned approximately 57% of our outstanding shares of capital stock on an as-converted basis and Chrysalis owned approximately 11% of our outstanding shares of capital stock on an as-converted basis. The Rollover Investors collectively owned approximately 68% of our outstanding shares of capital stock on an as-converted basis. Our common stock is quoted on the OTCQX under the symbol “CNXR.” If the Merger Agreement is adopted by our stockholders at the Special Meeting and the Merger is completed as contemplated, Connecture, Inc. will be the surviving corporation in the Merger, and we will continue our operations as a private company and a wholly owned indirect subsidiary of Parent. Following the Merger, it is expected that the FP Investors will own approximately 95% of the equity interests in Parent and Chrysalis and its affiliates will own approximately 5%. For a discussion of the assumptions underlying the expected post-closing equity interests of the Purchaser Filing Parties, see “—Security Ownership of Management and Certain Beneficial Owners—Security Ownership of Parent, Merger Sub and Rollover Investors.”

Private Placement Transactions

On May 2, 2016, we completed the sale of 52,000 shares of our Series A Preferred Stock to the Sponsor Entities (the “Series A Financing”) for a purchase price of $1,000 per share, for an aggregate purchase price of $52 million pursuant to an Investment Agreement, dated March 11, 2016, as amended, by and among the Company and the Sponsor Entities. The Series A Preferred Stock issued in the Series A Financing was authorized pursuant to a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Connecture, Inc. that we filed with the Secretary of State of the State of Delaware on April 29, 2016. Prior to the Series A Financing, the FP Investors did not have an ownership interest in the Company. Chrysalis, which also participated in the Series A Financing, was an existing investor of the Company prior to the Series A Financing.

On March 10, 2017, we completed the sale of 17,500 shares of our Series B Preferred Stock to the Sponsor Entities (the “Series B Financing”) for a purchase price of $1,000 per share, for an aggregate purchase price of $17.5 million, pursuant to an Investment Agreement, dated March 10, 2017, as amended, by and among the Company and the Sponsor Entities. The Series B Preferred Stock issued in the Series B Financing was authorized pursuant to a Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Connecture, Inc. that we filed with the Secretary of State of the State of Delaware on March 10, 2017. We refer to the Series A Financing, the Series B Financing, and the transactions contemplated thereby collectively as the “Private Placement Transactions.”

Holders of our Series A Preferred Stock are entitled to a cumulative dividend at the rate of 7.5% per annum (subject to adjustment), payable quarterly in arrears. The dividends are to be paid in-kind, through an increase in the number of shares of common stock into which shares of Series A Preferred Stock are convertible, through at least May 2, 2018, and thereafter in cash or in-kind at our option. Upon the occurrence of certain events, the dividend rate will increase. Holders of our Series B Preferred Stock are entitled to a cumulative dividend at the rate of 15% per annum (subject to adjustment), payable quarterly in arrears. The dividends are to be paid in kind, through an increase in the number of shares of common stock into which shares of Series B Preferred Stock are convertible, through at least March 10, 2019, and thereafter in cash or in kind at our option. Upon the occurrence of certain events, the dividend rate will increase.

Each share of Series A Preferred Stock is convertible into a number of shares of Common Stock equal to (i) the sum of (a) the stated value per share of Series A Preferred Stock (initially $1,000 per share and subsequently increased by the payment of in-kind dividends), plus (b) all accrued and unpaid dividends thereon up to but not including the conversion date, divided by (ii) the conversion price of the Series A Preferred Stock at such time (which initially was $4.50 per share, subject to customary anti-dilution adjustments, and was subsequently adjusted to $3.96 as a result of the Series B Financing). Each share of Series B Preferred Stock is convertible into a number of Series B Conversion Shares equal to (i) the sum of (a) the stated value per share of Series B Preferred Stock (initially $1,000 per share and subsequently increased by the payment of in-kind dividends), plus (b) all accrued and unpaid dividends thereon up to but not including the conversion date, divided by (ii) the conversion price of the common stock at such time (which initially is $1.91 per share, subject to customary anti-dilution adjustments). As of March 27, 2018, the Series A Preferred Stock and Series B Preferred Stock were convertible into 15,125,711 and 10,694,902 shares of Common Stock, respectively.

We filed a registration statement on Form S-3 to register for resale the shares of Series A Preferred Stock hat was declared effective by the SEC on September 23, 2016, and a second registration statement on Form S-3 to register for resale the shares of Series B Preferred Stock that was declared effective by the SEC on June 1, 2017.

The certificates of designations, preferences and rights of the Series A Preferred Stock and the Series B Preferred Stock contain certain redemption and other rights that are triggered by certain fundamental changes with respect to the Company, including the Merger. In addition, the separate consent, which may be in writing, of the Series A Preferred Stock and the Series B Preferred Stock is required to make certain amendments to the certificate of incorporation of the Company that affect the Series A Preferred Stock or the Series B Preferred Stock, respectively. The Sponsor Entities have indicated that they will waive the treatment of the Merger as a “fundamental change” under the certificates of designation and agree to the amendment of the Company’s certificate of incorporation in connection with the Merger, to the extent necessary to consummate the Merger.

In connection with the closing of the Series A Financing, we entered into an Investor Rights Agreement with the Sponsor Entities (the “Series A Rights Agreement”), which granted the Sponsor Entities certain registration rights with respect to the Series A Preferred Stock and the common stock issuable upon conversion of the Series A Preferred Stock (the “Series A Registrable Securities”), along with certain rights related to the composition of the Board of Directors.

In connection with the closing of the Series B Financing, we entered into an Investor Rights Agreement with the Sponsor Entities (the “Series B Rights Agreement”), granting the Sponsor Entities certain registration rights with respect to the Series B Preferred Stock and the common stock issuable upon conversion of the Series B Preferred Stock (the “Series B Registrable Securities”).

The Series B Rights Agreement also provides that for so long as the FP Investors own at least 10% of the aggregate shares of Series B Preferred Stock, Series A Preferred Stock and Common Stock that it held as of the Closing, it can (i) for so long as it holds at least 5% of the aggregate outstanding securities of the Company (on an as-converted basis) designate a proportionate share of the Board of Directors based upon its percentage ownership of the Company’s outstanding securities on an as-converted basis, rounded up to the nearest whole director, which designees will be entitled to serve on each committee of the Board of Directors, subject to applicable legal requirements, and (ii) if no director designated by the FP Investors is serving on the Board of Directors, designate one board observer.

In connection with the FP Investors’ rights with respect to the designation of directors, a new committee of the Board (the “Investor Committee”) was formed as of the closing of the Series B Financing, which Investor Committee has the sole authority to effect the exercise of the FP Investors’ rights with respect to the designation of directors by increasing the size of the Board and appointing directors designated by the FP Investors to fill vacancies on the Board and committees thereof. Only directors designated by the FP Investors will serve on the Investor Committee, which currently consists of Ezra Perlman. In addition, as of the closing of the Series B Financing, the size of the Board was increased from seven to eight directors, with the eighth seat initially vacant and subsequently filled by Kraig McEwen upon designation by the FP Investors. The rights granted to the FP Investors with respect to the designation of directors supersede all similar prior rights granted to the FP Investors pursuant to the Series A Rights Agreement.

Concurrently with the execution and delivery of the Merger Agreement, the Sponsor Entities entered into the Voting Agreement with the Company. Pursuant to the Voting Agreement, the Sponsor Entities have agreed, unless the Board of Directors or the Special Committee has changed its recommendation that the stockholders adopt the Merger Agreement, to vote all shares of the Company’s capital stock owned by them in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby and against any other action or agreement not recommended by the Board of Directors that would reasonably be expected to (i) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, (i) result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled or (iii) impede, frustrate, interfere with, delay, postpone or adversely affect the Merger and the other transactions contemplated by the Merger Agreement.

In addition, pursuant to the Voting Agreement, if the Company enters into a definitive agreement with respect to a superior proposal that will result in the Preferred Stock being redeemed in accordance with its terms, among other conditions, the Sponsor Entities have agreed to vote their shares in favor of such superior proposal. The Sponsor Entities have also agreed to refrain from exercising their rights with respect to control of the Board of Directors until the Voting Agreement is terminated according to its terms.

Finally, pursuant to the Voting Agreement, the Sponsor Entities have agreed, if requested to do so by the Board of Directors or the Special Committee, to explore in good faith the possibility of working with any third parties regarding alternative acquisition proposals to the extent the Company is permitted to do so under the Merger Agreement, including by reviewing and responding to proposals and taking part in meetings and negotiations with respect thereto, and have represented that they are not subject to any agreement that would prevent them from doing so. The Voting Agreement will terminate at the effective time of the Merger or, if earlier, the date of the termination of the Merger Agreement, unless there is a superior proposal, in which case the termination will occur upon the earliest of (i) the consummation of the superior proposal, (ii) the termination of the definitive agreement reflecting the superior proposal in accordance with its terms, and (iii) the date that is five months after the termination of the Merger Agreement by the Company in order to pursue a superior proposal. For more information, see “Voting and Support Agreement” beginning on page 95.

Directors and Executive Officers

The Board of Directors currently consists of eight members. The persons listed below are the directors and executive officers of the Company as of the date of this proxy statement. The Merger Agreement provides, however, that the directors of Merger Sub immediately prior to the effective time of the Merger will be the initial directors of the surviving corporation immediately following the Merger. The Merger Agreement provides that the officers of the Company immediately prior to the effective time of the Merger will be the initial officers of the surviving corporation immediately following the Merger. Following the Merger, each executive officer will serve until a successor is elected or appointed and qualified or until the earlier of his or her death, resignation or removal, as the case may be.

There are no family relationships among any of our directors or executive officers. During the past five years, neither the Company nor any of the Company directors or executive officers listed below has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, neither the Company nor any of the Company directors or executive officers listed below has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Each of the individuals listed below is a citizen of the United States and can be reached care of Connecture, 18500 West Corporate Drive, Suite 250, Brookfield, Wisconsin 53045.

Name	Age	Current Position and Office
Jeffery A. Surges	50	President, Chief Executive Officer and Director
Brian D. Lindstrom	47	Chief Financial Officer and Secretary
Mark E. Granville	62	Chief Delivery Officer
Vincent E. Estrada	53	Executive Vice President, Corporate Development
Lea DeVillers	49	General Counsel
A. John Ansay	61	Director
Vickie L. Capps	56	Director
David A. Jones, Jr.	59	Chairman and Director
Paul Kusserow	56	Director
Kraig McEwen	45	Director
Ezra Perlman	46	Director
Russell S. Thomas	55	Director

Below is information about our directors:

Jeffery A. Surges has served as our Chief Executive Officer and as a member of our board of director since November 2015 and as our President since August 2016. Prior to joining the Company, Mr. Surges served as President of Healthgrades Operating Company, Inc., an online resource for comprehensive information about physicians and hospitals, from June 2014 through April 2015. Previously, Mr. Surges served as the Chief Executive Officer of Merge Healthcare Inc., a medical imaging company acquired by IBM in 2015, from November 2010 through August 2013, and as President of Sales for Allscripts Healthcare Solutions, Inc., a provider of healthcare information technology solutions, from January 2008 through November 2010. Mr. Surges also served as Chief Executive Officer of Extended Care Information Network, Inc. from 1999 through its acquisition by Allscripts Healthcare Solutions in December 2007. Mr. Surges currently serves on the board of directors of Orthus Health, Inc., and previously served as the chairman of the board of directors of Strategic Health Services, a privately held company, and previously served on the board of directors of Merge Healthcare from May 2010 through August 2013. Mr. Surges holds a B.A. from Eastern Illinois University. We believe that Mr. Surges’ extensive leadership experience with healthcare information technology companies and in the healthcare industry, along with his perspective as our Chief Executive Officer, makes him a crucial member of our board of directors.

A. John Ansay has been a member of our board of directors since August 2014. Mr. Ansay is the co-founder of Equian, LLC (formerly Health Systems International, Inc.), a payment integrity service and technology provider to the commercial health and workers’ compensation markets that was founded in 2001. He has also served as a Principal for Ansay & Associates, LLC, an independent insurance agency, since 1980. He has served on the board of directors of The Retirement Advantage, Inc., a third-party administrator for retirement plans. Mr. Ansay holds a B.S. in business from Marquette University. He was a Certified Insurance Counselor (CIC) and Certified Public Accountant (CPA). We believe that Mr. Ansay’s diverse experience in the healthcare industry and insurance industries makes him a valuable member of our board of directors.

Vickie L. Capps has been a member of our board of directors since August 2014. Ms. Capps was the Chief Financial Officer of DJO Global, Inc., a medical device company, from 2002 to 2013. Prior to joining DJO Global, Inc., Ms. Capps served as the chief financial officer of several other public and private companies and as a senior audit and accounting professional at Ernst & Young LLP. Ms. Capps has served as a member of the board of directors of Otonomy, Inc. (Nasdaq: OTIC), a biopharmaceutical company, since March 2014 and is the chair of its audit committee and a member of its nominating and governance committee. Ms. Capps has also served as a member of the board of directors of NuVasive, Inc. (Nasdaq: NUVA), a medical device company, since June 2015 and is a member of its audit and nominating and governance committees. In addition, Ms. Capps is a member of the Senior Advisory Board of Consonance Capital Partners, a healthcare investment firm, and is a member of the board of directors of its portfolio company Eagle Rx, Inc., a provider of pharmacy services to the hospice industry. Ms. Capps is also a member of the board of directors of OmniGuide, Inc., a privately held medical device company. From December 2013 to August 2015, Ms. Capps served as a member of the board of directors of RF Surgical Systems, Inc. and the chair of its audit committee, prior to the company’s acquisition by Medtronic plc (NYSE: MDT). From 2007 to July 2010, Ms. Capps served as a member of the board of directors of SenoRx, Inc., a medical device company, prior to its acquisition by C. R. Bard, Inc. (NYSE: BCR) in July 2010. Ms. Capps is a California Certified Public Accountant and was recognized as CFO of the Year by the San Diego Business Journal in 2009 and 2010. She also serves on the boards of directors of the San Diego State University Research Foundation and The Santaluz Club. Ms. Capps holds a bachelor’s degree in business administration/accounting from San Diego State University. We believe that Ms. Capps’ strong skill set consisting of corporate finance, accounting, operations, investor relations, capital markets and strategic business development, along with her experience in the healthcare industry, makes her a valuable member of our board of directors.

David A. Jones, Jr. has been a member of our board of directors since 2004 and Chairman of the Board since 2011. Mr. Jones is the Chairman of Chrysalis Ventures, LLC, a venture capital firm which he founded in 1993. Mr. Jones has served on the board of directors of Humana Inc. (NYSE: HUM), a leading health and well-being company, since 1993 and served as chairman of the board from 2005 through 2010. In addition, Mr. Jones currently serves on the boards of Foundation Radiology Group, Inc., Insider Louisville, and meQuilibrium. Mr. Jones also serves on the board of the Humana Foundation and is a member of the Health Executives Network. Mr. Jones has a B.A. from Yale University and a J.D. from Yale Law School. We believe Mr. Jones’ diverse experience in the healthcare industry and his knowledge of emerging technologies and business models through his experience as a successful venture capital investor make him a valuable member and Chairman of our board of directors.

Paul Kusserow has been a member of our board of directors since October 2014. Mr. Kusserow is the President and Chief Executive Officer and a member of the board of directors of Amedisys, Inc. (Nasdaq: AMED), a leading home health and hospice company that he joined in December 2014. Prior to joining Amedisys, Mr. Kusserow served as the Vice Chairman and President of Alignment Healthcare, Inc., an integrated clinical care company, from June 2014 to December 2014 and provided executive advisory services to companies and investors in the healthcare industry from December 2013 to June 2014. Previously, Mr. Kusserow was Senior Vice President and Chief Strategy, Innovations and Corporate Development Officer of Humana Inc., a leading health and well-being company, from January 2008 through December 2013. Mr. Kusserow currently serves on the board of directors of Amedisys, Inc., as well as on the boards of directors of New Century Health, Inc. and Picwell, Inc., both privately held companies. Mr. Kusserow previously served as the chairman of the board of directors of Availity Inc. and Healthsense, Inc., both privately held companies. Mr. Kusserow holds a B.A. from Wesleyan University and an M.A. from Oxford University. We believe Mr. Kusserow’s extensive experience in the healthcare industry makes him a valuable member of our board of directors.

Kraig McEwen has been a member of our board of directors since May 2017. Since January 2017, Mr. McEwen has served as the Executive Chair and Board Member of TrellisRx, Inc., a specialty pharmacy services company. Prior to TrellisRx, Mr. McEwen was Chief Executive Officer of Aesynt, Inc., a provider of medication management systems for health systems, from November 2011 through January 2016. Mr. McEwen serves on the private company boards of Foundation Radiology Group Inc., Quantros, Inc., and Alung, Inc. Mr. McEwen holds a B.S. from Penn State University and an M.B.A. from University of Pittsburgh. We believe Mr. McEwen’s business leadership experience in the healthcare technology and services businesses make him a valuable member of our board of directors.

Ezra Perlman has been a member of our board of directors since April 2016. Mr. Perlman is a Co-President of Francisco Partners and focuses primarily on investments in the software and services sectors, with a specific emphasis on healthcare technology. Prior to joining Francisco Partners in 2003, Mr. Perlman was a venture capitalist with Battery Ventures, where he was involved in identifying, executing and managing private equity investments in software companies. Mr. Perlman serves on the board of directors of Avalon Healthcare Solutions, LLC, eSolutions Inc., HealthcareSource HR, Inc., Landmark Health, LLC, Nextech Systems, LLC, and QGenda, Inc., all privately held companies. Mr. Perlman holds a B.A. in applied mathematics from Harvard University and an M.B.A. from the Stanford Graduate School of Business. We believe Mr. Perlman’s diverse experience in the healthcare industry and his experience as a successful venture capital and private equity investor make him a valuable member of our board of directors. Mr. Perlman was elected to our board of directors by designation of Francisco Partners.

Russell S. Thomas has been a member of our board of directors since January 2015. Mr. Thomas currently serves as the Chief Executive Officer of Availity LLC, a provider of health information exchange services to healthcare providers and health plans, where he previously served as President and Chief Operating Officer from January 2008 to March 2012. Prior to joining Availity, Thomas served as the CEO of Gold Standard, Inc., a health information technology company. Mr. Thomas also serves on the board of directors of the eHealth Initiative, a non-profit, membership organization for the healthcare industry focused on information technology. Mr. Thomas holds a B.A. from Virginia Tech and a J.D. from the University of Virginia School of Law. We believe that Mr. Thomas’ significant experience in the healthcare industry and with health information companies makes him a valuable member of our board of directors.

Below is information on the Company’s other executive officers:

Brian D. Lindstrom has served as our Chief Financial Officer and Secretary since December 4, 2017. Prior to joining the Company, Mr. Lindstrom served as Chief Operating Officer of Datica Health, Inc., a provider of HIPAA compliant, cloud-based infrastructure for developers across healthcare, from December 2016 through November 2017. Previously, Mr. Lindstrom served as the Chief Financial Officer of Influence Health, Inc., a developer of clinical and digital marketing software for healthcare providers, from May 2013 through November 2016, and as Corporate Controller for Epic Systems, Inc., a provider of inpatient and ambulatory enterprise healthcare management software, from May 2007 through April 2013. Mr. Lindstrom is a CPA, holds a B.S. in accounting from Bradley University, M.S. from Purdue University and Advanced Management Program from University of Chicago.

Mark E. Granville has served as our Chief Delivery Officers since August 2016. Mr. Granville was our Senior Vice President and General Manager, InsureAdvantage from October 2012 until August 2016. Previously, Mr. Granville worked for the healthcare business of Thomson Reuters (now Truven Health Analytics Inc.), a provider of healthcare data, analytics and advisory services, where he served as Senior Vice President, Analytic Consulting, from January 2012 to October 2012 and as Senior Vice President, Client Experience from August 2009 to December 2012. He holds a B.B.A. in management information systems from Bowling Green State University and an MBA from the University of Wyoming–Casper.

Vincent E. Estrada has served as our Executive Vice President, Corporate Development, since December 4, 2017 and previously served as our Chief Financial Officer and Secretary beginning in January 2017. Before that, Mr. Estrada served as Chief Financial Officer and Executive Vice President of Business Development for HealthMEDX, LLC, a developer of electronic medical record (EMR) solutions for long-term and other non-acute care providers, during his tenure from December 2011 through its October 2016 acquisition by Netsmart Technologies, Inc. Mr. Estrada started his career as a Certified Public Accountant with Arthur Andersen & Co. in 1986, after receiving a BSA in Accounting and Finance from the University of Illinois.

Lea DeVillers has served as our General Counsel since June 2013. Previously, she was Corporate Counsel for us from December 2010 to June 2013. Prior to joining Connecture, she was in-house counsel for Blue Cross Blue Shield of Minnesota, a health insurance company, from 1996 to 2002, where she provided legal advice to the government programs business unit on a variety of transactional, regulatory compliance, and policy and legislative affairs matters. Ms. DeVillers was not employed from 2002 to 2010 when she was devoting her full time to family matters. Ms. DeVillers holds a B.A. from the University of Wisconsin–Milwaukee and a J.D. from the University of Virginia School of Law.

Prior Public Offerings

During the past three years, none of the Company, the Sponsor Entities, Parent, Merger Sub or any of their respective affiliates have made any underwritten public offering of the Company’s Common Stock for cash that was registered under the Securities Act of 1933, as amended, or exempt from registration under Regulation A promulgated thereunder.

Historical Selected Financial Information

Set forth below is certain selected historical consolidated financial information relating to the Company. The historical selected financial data have been derived from the Company’s historical audited consolidated financial statements. This information is only a summary and should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which is incorporated by reference into this proxy statement. More comprehensive financial information is included in those reports, including management’s discussion and analysis of financial condition and results of operations, and the following summary is qualified in its entirety by reference to those reports and all of the financial information and notes contained therein. For additional information, see “Where You Can Find Additional Information” beginning on page 123. Historical results are not necessarily indicative of results to be expected in any future period.

	Year Ended December 31,
	2017	2016	2015	2014	2013
	(in thousands, except share and per share amounts)
Consolidated Statements of Operations Data:
Revenue	$76,746	$81,894	$95,847	$84,579	$58,326
Cost of Revenue(1)	47,062	56,895	50,670	52,431	50,173

Gross Margin	29,684	24,999	45,177	32,148	8,153

Operating Expenses:
Research and Development(1)	16,679	22,297	22,718	18,125	11,806
Sales and Marketing(1)	9,356	10,410	9,507	7,729	6,800
General and Administrative(1)	15,378	13,162	14,439	10,552	12,187

Total Operating Expenses	41,413	45,869	46,664	36,406	30,793
Loss from Operations	(11,729)	(20,870)	(1,487)	(4,258)	(22,640)

Other Expenses:
Interest Expense	3,286	3,485	5,665	5,937	4,644
Other Expense (Income), net	509	2,239	140	(68)	—

Loss before Income Taxes	(15,524)	(26,594)	(7,292)	(10,127)	(27,284)

Income Tax Benefit (Provision)	(20)	60	(51)	(33)	900

Net Loss	$(15,544)	$(26,534)	$(7,343)	$(10,160)	$(26,384)

Net loss per common share—basic and diluted	$(0.96)	$(1.31)	$(0.34)	$(10.27)	$(163.37)

Weighted Average Common Shares Outstanding—basic and diluted	22,791,178	22,275,256	21,813,407	1,362,109	184,051

(1)	Cost of revenue and operating expenses include stock-based compensation expense as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
	(dollars in thousands)
Cost of Revenue	$482	$689	$922	$123	$92
Research and Development	172	422	1,379	78	55
Sales and Marketing	187	243	518	32	34
General and Administrative	1,386	1,308	1,893	1,203	458

Except as set forth in “Special Factors—Certain Effects of the Merger for the Purchaser Filing Parties,” we have not provided any pro forma data giving effect to the proposed Merger as we do not believe such information is material to our stockholders in evaluating the Merger Proposal, since the proposed Merger Consideration is all cash and our Common Stock would cease to be publicly traded if the proposed Merger is completed.

We have also not provided any separate financial information for Parent or Merger Sub since each is a newly formed entity formed in connection with the Merger and has no independent operations.

Ratio of Earnings to Fixed Charges and Preferred Stock Dividends

The following table sets forth our ratio of earnings to combined fixed charges and preferred stock dividends on a historical basis for the two most recent fiscal years. As we incurred net losses in all periods presented below, our earnings were insufficient to cover fixed charges in each of the periods presented. Because of these deficiencies, the ratio information is not applicable for such periods.

	Year Ended December 31,
	2017	2016
Ratio of earnings to combined fixed charges and preferred stock dividends(1)(2):	$—	$—

(1)	For the fiscal years ended December 31, 2017 and 2016, we had no earnings and are therefore unable to calculate the ratio of combined fixed charges and preference dividends to earnings. Our earnings for those periods were insufficient to cover fixed charges by $22.0 million and $29.2 million, respectively.
(2)	For purposes of computing the ratio of earnings to combined fixed charges and preferred stock dividends, earnings consist of net loss plus fixed charges. Combined fixed charges and preferred stock dividends consist of interest expense and an estimate of interest within rent expense plus mandatory preferred stock dividends.

Book Value Per Share

Our net book value per share as of December 31, 2017, was approximately $(1.60) (calculated based on 48,273,862 shares of Common Stock outstanding on an as-converted basis). Our net book value per common share as of December 31, 2017, assuming no conversion of Preferred Stock to Common Stock, was approximately $(3.35) (calculated based on 23,080,978 shares of Common Stock outstanding).

Market Price of the Company’s Common Stock

Beginning on October 31, 2017, the Company’s Common Stock has been quoted on the OTCQX under the symbol “CNXR.” Prior to such date, the Common Stock traded on The Nasdaq Global Market, also under the symbol “CNXR.” The following table sets forth the high and low sales prices per share of common stock for the fiscal years ended December 31, 2017, and December 31, 2016:

	Market Price
	High	Low
2017
First Quarter	$2.44	$0.96
Second Quarter	$1.17	$0.53
Third Quarter	$1.08	$0.48
Fourth Quarter	$0.71	$0.10

2016
First Quarter	$3.90	$1.72
Second Quarter	$3.24	$1.15
Third Quarter	$2.77	$1.50
Fourth Quarter	$2.13	$1.55

The closing price of shares of our Common Stock as quoted on the OTCQX on January 3, 2018, which was the last trading day before the announcement of the Merger Agreement, was $0.16 per share.

Dividends

Common Stock

We have never declared or paid any cash dividends on our Common Stock.

Series B Preferred Stock

From and after March 10, 2017, each holder of Series B Preferred Stock (the “Series B Holders”), in preference and priority to the holders of all other classes or series of stock other than the Series A Preferred Stock, is entitled to receive, with respect to each share, or fraction of a share, of Series B Preferred Stock then outstanding and held by such Series B Holder, dividends accruing on a daily basis, commencing from the date of issuance of such share of Series B Preferred Stock, at the rate of 15% per annum of the stated value of the Series B Preferred Stock (the “Series B Stated Value”) per whole share (or proportion thereof with respect to fractional shares) of Series B Preferred Stock (the “Series B Preferred Dividends”). The Series B Preferred Dividends are cumulative, whether or not earned or declared, and are paid quarterly in arrears on the last day of March, June, September and December in each year, commencing March 31, 2017. The Series B Preferred Dividends are accreted to, and increase, the outstanding Series B Stated Value; provided, however, that following March 10, 2019, the Series B Preferred Dividends may, at the Company’s option, be paid in cash and, if not so paid in cash, will automatically be accreted to, and increase, the outstanding Series B Stated Value. The Series B Preferred Dividends are paid on a pari passu basis with any dividends payable on the Series A Preferred Stock. The Series B Holders may also be entitled to dividends in certain other circumstances. The following table states the amount of dividends paid in kind on the Series B Preferred Stock since March 10, 2017:

($ in millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Dividends paid in kind on Series B Preferred Stock	$0.2	$0.7	$0.7	$0.7

Series A Preferred Stock

From and after May 2, 2016, each holder of Series A Preferred Stock (the “Series A Holders”), in preference and priority to the holders of all other classes or series of stock other than the Series B Preferred Stock, is entitled to receive, with respect to each share, or fraction of a share, of Series A Preferred Stock then outstanding and held by such Series A Holder, dividends accruing on a daily basis, commencing from the date of issuance of such share of Series A Preferred Stock, at the rate of seven and one half percent (7.5%) per annum of the stated value of the Series A Preferred Stock (the “Series A Stated Value”) per whole share (or proportion thereof with respect to fractional shares) of Series A Preferred Stock (the “Series A Preferred Dividends”). The Series A Preferred Dividends are cumulative, whether or not earned or declared, and are paid quarterly in arrears on the last day of March, June, September and December in each year, commencing June 30, 2016. The Series A Preferred Dividends are accreted to, and increase, the outstanding Series A Stated Value; provided, however, that following May 2, 2018, the Preferred Dividends may, at the Company’s option, be paid in cash and, if not so paid in cash, will automatically be accreted to, and increase, the outstanding Series A Stated Value. The Series A Preferred Dividends are paid on a pari passu basis with any dividends payable on the Series B Preferred Stock. The Series A Holders may also be entitled to dividends in certain other circumstances. The following table states the amount of dividends paid in kind on the Series A Preferred Stock since May 2, 2016:

($ in millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 30, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Dividends paid in kind on Series A Preferred Stock	$0.7	$1.0	$1.0	$1.0	$1.0	$1.1	$1.1

Security Ownership of Management and Certain Beneficial Owners

The following table and footnotes set forth information with respect to the beneficial ownership of our common stock as of March 27, 2018, by:

•	each stockholder, or group of affiliated stockholders, who we know beneficially owns more than 5% of the outstanding shares of our common stock;

•	each of our named executive officers;

•	each of our current directors; and

•	all of our current directors and current executive officers as a group.

Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power.

Applicable percentage ownership for our common stock in the following table is based on 23,255,102 shares of Common Stock outstanding as of March 27, 2018, and the assumed conversion as of such date, of all 52,000 outstanding shares of our Series A Preferred Stock into 15,125,711 shares of Common Stock and all 17,500 shares of our Series B Preferred Stock into 10,694,902 shares of Common Stock, for an aggregate of 49,075,715 shares of Common Stock deemed outstanding for voting purposes (excluding shares of Common Stock subject to equity awards). Each share of Series A Preferred Stock is convertible, at the option of the holder, into a number of shares of Common Stock determined by dividing the sum of the stated value of such share of Series A Preferred Stock on the conversion date and any accrued and unpaid dividends with respect to such share by a conversion price initially equal to $4.50 per share of Series A Preferred Stock, which was adjusted to $3.96 as a result of the issuance of our Series B Preferred Stock. Each share of Series B Preferred Stock is convertible, at the option of the holder, into a number of shares of Common Stock determined by dividing the sum of the stated value of such share of Series B Preferred Stock on the conversion date and any accrued and unpaid dividends with respect to such share by a conversion price initially equal to $1.91 per share of Series B Preferred Stock. Each share of our Series A Preferred Stock and our Series B Preferred Stock is entitled to cast one vote for each share of our common stock that would be issuable upon conversion of such share of Preferred Stock if such Preferred Stock had converted to Common Stock on the record date.

Shares of Common Stock subject to equity awards currently exercisable or exercisable within 60 days of March 27, 2018, are deemed to be outstanding for calculating the number and percentage of outstanding shares of the person holding such equity awards, but are not deemed to be outstanding for calculating the percentage ownership of any other person. Applicable percentage ownership for shares of our Series A Preferred Stock and our Series B Preferred Stock in the following table is based on 52,000 shares of Series A Preferred Stock and 17,500 shares of our Series B Preferred Stock outstanding, respectively, as of March 27, 2018. Beneficial ownership or voting power representing less than 1% is denoted with an asterisk (*).

Shares shown in the table below include shares held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner’s account. Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over the shares listed, except for those jointly owned with that person’s spouse.

Unless otherwise noted below, the address of each person listed on the table is c/o Connecture, Inc., 18500 West Corporate Drive, Suite 250, Brookfield, Wisconsin 53045.

	Shares of Common Stock Beneficially Owned		Shares of Series A Preferred Stock Beneficially Owned		Shares of Series B Preferred Stock Beneficially Owned
Name of Beneficial Owner	Shares	Percentage	Shares	Percentage	Shares	Percentage
Holders of More Than 5% of Any Class of the Company’s Voting Securities:
Entities affiliated with Francisco Partners(1)	28,251,740	57.6%	50,000	96.2%	16,500	94.3%
Chrysalis Ventures II, L.P.(2)	5,200,057	10.6%	2,000	3.8%	1,000	5.7%
GPP-Connecture, LLC(3)	4,127,232	8.4%	—	—	—	—
Ahsan Rahim(4)	1,550,000	3.2%	—	—	—	—
Named Executive Officers and Directors:
Jeffery A. Surges(5)	227,669	*	—	—	—	—
Brian D. Lindstrom(6)	—	*	—	—	—	—
Vincent E. Estrada(7)	67,659	*	—	—	—	—
Mark Granville(8)	190,423	*	—	—	—	—
A. John Ansay(9)	146,898	*	—	—	—	—
Vickie L. Capps(10)	136,898	*	—	—	—	—
Paul Kusserow(11)	121,898	*	—	—	—	—
Kraig McEwen(12)	214,634	*	—	—	—	—
Russell S. Thomas(13)	113,648	*	—	—	—	—
David A. Jones, Jr.(14)	5,257,753	10.7%	2,000	3.8%	1,000	5.7%
Ezra Perlman(15)	28,251,740	57.6%	50,000	96.2%	16,500	94.3%
All executive officers and directors as a group (12 persons)(16)	34,747,565	70.2%	52,000	100.0%	17,500	100.0%

(1)

Reflects (i) 33,306 shares of Series A Preferred Stock and 10,991 shares of Series B Preferred Stock held by Francisco Partners IV, L.P. (“FP IV”), 9,688,018 shares of Common Stock and 6,717,010 shares of Common Stock into which such shares of Series A Preferred Stock and Series B Preferred Stock, respectively, were convertible as of March 27, 2018, and 2,414,050 shares of Common Stock directly held by FP IV as of January 4, 2018, according to a Schedule 13D/A report filed by FP IV with the SEC on January 4, 2018, and (ii) 16,694 shares of Series A Preferred Stock and 5,509 shares of Series B Preferred Stock held by Francisco Partners IV-A, L.P. (“FP IV-A”), 4,855,935 shares of Common Stock and 3,366,755 shares of Common Stock into which such shares of Series A Preferred Stock and Series B Preferred Stock, respectively, would be convertible as of March 27, 2018, and 1,209,972 shares of Common Stock directly held by FP IV-A as of January 4, 2018, according to a Schedule 13D/A report filed by FP IV-A with the SEC on January 4, 2018. Francisco Partners GP IV, L.P. (“FP GP IV”) is the general partner of FP IV and FP IV-A, and as such may be deemed to have voting and dispositive power over the shares held by FP IV and FP IV-A. Francisco Partners GP IV Management Limited (“FP GP Management”)

is the general partner of FP GP IV and provides management services to FP IV and FP IV-A at the request of FP GP IV, and as such may be deemed to have voting and dispositive power over the shares held by FP IV and FP IV-A. The Directors of FP GP Management are Mr. Dipanjan Deb and Mr. Tom Ludwig (the “FP Directors”) and the Investment Committee of FP GP Management consists of Mr. Deb, Mr. David Golob, Mr. Ezra Perlman and Mr. Keith Geeslin (the “FP Investment Committee”), and as such, each of the FP Directors and each of the members of the FP Investment Committee may be deemed to have voting and dispositive power over the shares held by FP IV. Mr. Perlman is a member of our board of directors. The address of FP IV, FP IV-A, FP GP IV, and FP GP Management is One Letterman Drive, Building C – Suite 410, San Francisco, California 94129. Other than with respect to the number of shares of common stock issuable upon conversion of Preferred Stock, all information is based on a review of a Schedule 13D/A report filed by FP-IV, FP IV-A, FP GP IV and FP GP with the SEC on January 4, 2018.
(2)	Reflects 2,000 shares of Series A Preferred Stock and 1,000 shares of Series B Preferred Stock held by Chrysalis Ventures II, L.P. (“CV II LP”), 581,758 shares of Common Stock and 611,137 shares of Common Stock into which such shares of Series A Preferred Stock and Series B Preferred Stock, respectively, would be convertible as of March 27, 2018, and 4,007,162 shares of Common Stock directly held by CV II LP as of January 8, 2018, according to a Schedule 13D report filed by CV II LP with the SEC on January 8, 2018. Chrysalis Partners II, LLC (“CP II LLC”) is the general partner of CV II LP, and as such may be deemed to have voting and dispositive power over the shares held by CV II LP. Investment and voting decisions with respect to the shares held by CV II LP are made by an advisory committee of CP II LLC that consists of David A. Jones, Jr., who is the chairman of our board of directors, Ralston W. Steenrod and Irv Bailey, each of whom is a member of CP II LLC. The address of CV II LP and CP II LLC is 101 South Fifth Street, Suite 1650, Louisville, KY 40202. Other than with respect to the number of shares of common stock issuable upon conversion of Preferred Stock, all information is based on a review of a Schedule 13D report filed by CV II LP and CP II LLC with the SEC on March 20, 2017.
(3)	Great Point Partners I, LP (“GPP I LP”) is the sole manager and controlling member of GPP–Connecture, LLC (“GPPC”). Great Point Partners I GP, LLC (“GPP I GP”) is the general partner of GPP I LP and Great Point Partners, LLC (“Great Point”) is the investment manager of GPP I LP and by virtue of such status, Great Point may be deemed to be the beneficial owner of the shares held by GPPC. Each of Great Point, GPP I LP, GPP I GP and GPPC shares voting and dispositive power with respect to the shares held by GPPC. Each of Dr. Jeffrey R. Jay, M.D., as senior managing member of Great Point, and Mr. David Kroin, as special managing member of Great Point, has voting and dispositive power with respect to the shares held by GPPC and therefore may be deemed to be the beneficial owner of the shares held by GPPC. The address of GPPC, GPP I LP, GPP I GP, Great Point, Dr. Jay and Mr. Kroin is 165 Mason Street, 3rd Floor, Greenwich, CT 06830. All information is based on a review of a Schedule 13D report filed by GPPC, GPP I LP, GPP I GP, Great Point, Dr. Jay and Mr. Kroin with the SEC on January 9, 2018.
(4)	The address of Mr. Rahim is 1427 Lakewood Drive, Lake Forest, Illinois 60045. All information is based on a review of a Schedule 13G/A report filed by Mr. Rahim with the SEC on January 29, 2018.
(5)	Includes an aggregate of 41,689 shares issuable upon the vesting of restricted stock units vesting within 60 days of March 27, 2018, and shares issuable upon the exercise of options exercisable within 60 days of March 27, 2018. Mr. Surges is our Chief Executive Officer and a member of our board of directors.
(6)	Mr. Lindstrom is our Chief Financial Officer.
(7)	Includes 41,662 shares issuable upon the exercise of options exercisable within 60 days of March 27, 2018. Mr. Estrada is our former Chief Financial Officer and current Executive Vice President, Corporate Development.
(8)	Includes 183,757 shares issuable upon the exercise of options exercisable within 60 days of March 27, 2018. Mr. Granville is our Chief Delivery Officer.
(9)	Mr. Ansay is a member of our board of directors.
(10)	Ms. Capps is a member of our board of directors.
(11)	Mr. Kusserow is a member of our board of directors.
(12)	Mr. McEwen is a member of our board of directors.
(13)	Mr. Thomas is a member of our board of directors.

(14)	Represents shares held by CV II LP and 57,696 shares of common stock held by the David A. Jones, Jr. Revocable Trust, of which Mr. Jones is a trustee. Mr. Jones is a member of the advisory committee of CP II LLC that makes investment and voting decisions with respect to the shares held by CV II LP and, by virtue of such status, may be deemed to be the beneficial owner of the shares held by CV II LP. Mr. Jones is the chairman of our board of directors.
(15)	Reflects shares held by FP IV and FP IV-A. Mr. Perlman is an officer of FP GP Management and, by virtue of such status, may be deemed to be the beneficial owner of the shares held by FP IV and FP IV-A. Mr. Perlman is a member of our board of directors.
(16)	Includes an aggregate of shares issuable upon the vesting of restricted stock units vesting within 60 days of March 27, 2018, and shares issuable upon the exercise of options exercisable within 60 days of March 27, 2018.

Security Ownership of Parent, Merger Sub and Rollover Investors

Parent and Merger Sub do not directly own shares of capital stock of the Company. Information regarding the beneficial ownership of shares of capital stock by the Rollover Investors is set forth in the preceding table, except that Ralston W. Steenrod, a party to the Rollover Agreement and an affiliate of Chrysalis, owns 14,312 shares of common stock of the Company.

Following the Merger, it is expected that the FP Investors will own approximately 95% of the equity interests in Parent and Chrysalis and its affiliates will own approximately 5%, assuming that the Merger had been completed on January 4, 2018 and the Equity Commitment is funded entirely by the FP Investors. The actual interests of the Purchaser Filing Parties following completion of the Merger will be based on the Rollover Investors’ ownership of Common Stock and Preferred Stock as the date of completion. Actual interests may vary because of the impact of accrued and unpaid dividends on the number of shares of Common Stock into which the Preferred Stock held by each of the Rollover Investors is convertible. In addition, the post-closing interest of the FP Investors will be reduced to the extent the FP Investors assign a portion of the Equity Financing commitment to other parties.

Transactions in Common Stock

Transactions During the Past 60 Days

Other than the Merger Agreement and agreements entered into in connection therewith, including the Voting Agreement discussed in “Voting and Support Agreement” beginning on page 95 and the Rollover Agreement, the Company, Parent, Merger Sub and their respective affiliates have not conducted any transactions with respect to shares of the Common Stock during the past 60 days, except as follows:

The following executive officers of the Company satisfied the statutory minimum federal, state and local withholding tax obligation arising in connection with the vesting of RSUs by electing to have the Company withhold shares of Common Stock otherwise issuable under the award:

Name	Date	Shares	Price Per Share
Jeffery A. Surges	3/12/2018	1,833	$0.352
	2/12/2018	1,833	$0.349

Transactions in Common Stock by the Company During the Past Two Years

Under the Company Plans, participants may satisfy the statutory minimum federal, state and local withholding tax obligation arising in connection with plan awards by electing to have the Company withhold shares of common stock otherwise issuable under the award. The following table provides information about such withholding, which is deemed an issuer repurchase, during the past two years:

Period	Total Number of Shares Purchased	Range of Prices Paid ($)	Average Price Paid Per Share ($)
2018
First Quarter (through March 27, 2018)	22,050	0.16–0.35	0.21
2017
Fourth Quarter	6,063	0.13–0.64	0.33
Third Quarter	20,759	0.58–0.69	0.62
Second Quarter	5,782	0.82–1.03	0.90
First Quarter	7,352	1.69–2.09	1.95
2016
Fourth Quarter	25,269	1.73–1.90	1.89
Third Quarter	18,423	2.33–2.41	2.41
Second Quarter	6,463	2.31–2.43	2.35
First Quarter	1,036	3.20	3.20

Other than the purchases listed above, there have been no purchases of Common Stock by the Company during the past two years.

Transactions in Common Stock by the Rollover Investors, Parent and Merger Sub During the Past Two Years

Except as contemplated by the Voting Agreement, the Rollover Agreement and the Private Placement Transactions, during the past two years, none of the Rollover Investors, Parent, Merger Sub, or any of their respective officers or directors have purchased or acquired any shares of Common Stock, except as follows:

Between June 10, 2016, and September 13, 2016, the FP Investors acquired shares of Common Stock in market purchases as set forth below:

Date	Number of Shares	Amount Paid ($)	Range of Prices Paid ($)	Weighted Average Price Per Share ($)
June 10, 2016	1,533,366	1,947,375	1.25–1.67	1.27
June 13, 2016	16,920	28,256	1.67	1.67
August 11, 2016	1,558,000	2,570,700	1.65	1.65
August 23, 2016	275,800	455,070	1.65	1.65
August 24, 2016	113,501	187,277	1.645–1.65	1.65
August 25, 2016	54,292	89,582	1.635–1.65	1.65
September 9, 2016	53,173	86,715	1.63–1.65	1.6308
September 12, 2016	600	990	1.65	1.65
September 13, 2016	18,370	31,064	1.65–1.70	1.691

Between June 10, 2016 and June 13, 2016, certain affiliates of Chrysalis acquired shares of Common Stock in market purchases as set forth below:

Date	Purchaser	Number of Shares	Amount Paid	Price Per Share
June 10, 2016	David A. Jones, Jr.	53,987	87,999	1.63
June 10, 2016	Ralston W. Steenrod	7,362	11,558	1.57
June 10, 2016	Ralston W. Steenrod	6,950	12,997	1.87
June 13, 2016	David A. Jones, Jr.	3,709	6,454	1.74

Go-Shop Financial Advisor

The Special Committee retained Raymond James to serve as its financial advisor in soliciting proposals during the Go-Shop Period. The Company paid Raymond James a retainer of $75,000 to solicit proposals during the Go-Shop Period and will pay Raymond James an additional fee if a successful “superior proposal” is accepted by the Special Committee. The Special Committee did not request, and Raymond James has not and will not be providing, any opinion as to the fairness of the Merger Consideration to be paid to the Non-Rolling Stockholders in the Merger or the fairness of the Merger Consideration to be paid in any “superior proposal” or any valuation or financial analysis of the Company for the purpose of assessing the fairness of such consideration.

IMPORTANT INFORMATION REGARDING THE PURCHASER FILING PARTIES

This section sets forth certain information about the Purchaser Filing Parties. During the past five years, none of the persons listed in this section has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, none of the persons listed in this section has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Parent, Merger Sub and FP Healthcare Intermediate, LLC

Merger Sub. The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of Merger Sub. Unless otherwise indicated, the current business address of each person is c/o Francisco Partners, One Letterman Drive, Building C—Suite 410, San Francisco, California 94129, and the telephone number is (415) 418-2900. Merger Sub is a Delaware corporation, and its principal business is to engage in the transactions contemplated by the Merger Agreement. The sole stockholder of Merger Sub is FP Healthcare Intermediate, LLC.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Ezra Perlman Director; President	U.S.	Co-President of Francisco Partners since January 2015. Mr. Perlman was a Partner of Francisco Partners from June 2012 until December 2014.
Leonid Rozkin Director; Vice President, Secretary and Treasurer	U.S.	Vice President of Francisco Partners since June 2016. Mr. Rozkin was an Associate at Francisco Partners from June 2012 to June 2016.

FP Healthcare Intermediate, LLC. The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of FP Healthcare Intermediate LLC (“Intermediate”). Unless otherwise indicated, the current business address of each person is c/o Francisco Partners, One Letterman Drive, Building C—Suite 410, San Francisco, California 94129, and the telephone number is (415) 418-2900. Intermediate is a Delaware limited liability company, and its principal business is to hold the capital stock of Merger Sub. Following the consummation of the Merger, Intermediate will own all of the outstanding capital stock of the Company. The sole member of Intermediate is Parent.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Ezra Perlman Manager	U.S.	Co-President of Francisco Partners since January 2015. Mr. Perlman was a Partner of Francisco Partners from June 2012 until December 2014.
Leonid Rozkin Manager	U.S.	Vice President of Francisco Partners since June 2016. Mr. Rozkin was an Associate at Francisco Partners from June 2012 to June 2016.

Parent. The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of Parent. Unless otherwise indicated, the current business address of each person is c/o Francisco Partners, One Letterman Drive, Building C—Suite 410, San Francisco, California 94129, and the telephone number is (415) 418-2900.

Parent is a Delaware corporation and its principal business is to engage in the transactions contemplated by the Merger Agreement. As of the date of this Proxy Statement, Parent has not issued any capital stock and is controlled by its directors. Following the consummation of the Merger and the Rollover transactions, Parent will be owned by certain of the Purchaser Filing Parties as described in “Important Information Regarding Connecture—Security Ownership of Management and Certain Beneficial Owners—Security Ownership of Parent, Merger Sub and Rollover Investors.”

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Ezra Perlman Director; President	U.S.	Co-President of Francisco Partners since January 2015. Mr. Perlman was a Partner of Francisco Partners from June 2012 until December 2014.
Leonid Rozkin Director; Vice President, Secretary and Treasurer	U.S.	Vice President of Francisco Partners since June 2016. Mr. Rozkin was an Associate at Francisco Partners from June 2012 to June 2016.

The FP Investors

Each of Francisco Partners IV, L.P. and Francisco Partners IV-A, L.P. are Cayman Islands exempted limited partnerships. The principal business of the FP Investors is making equity and other types of investments. Each of the FP Investors is controlled by its general partner, Francisco Partners GP IV, L.P., a Cayman Islands exempted limited partnership (“FP GP IV”). FP GP IV is controlled by its general partner, Francisco Partners GP IV Management Limited, a Cayman Islands exempted company (“FP GP Management”). The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of FP GP Management. Unless otherwise indicated, the current business address of each person is c/o Francisco Partners, One Letterman Drive, Building C—Suite 410, San Francisco, California 94129, and the telephone number is (415) 418-2900. An investment committee composed of Dipanjan Deb, David R. Golob, Keith Geeslin and Ezra Perlman share voting and dispositive power with respect to the securities beneficially held by FP GP Management (including, following the consummation of the Merger, all of the FP Investors’ equity interest in Parent).

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Dipanjan Deb Director	U.S.	CEO of Francisco Partners since March 2, 2015, and Managing Partner of Francisco Partners from September 5, 2005.
Tom Ludwig Director	U.S.	COO of Francisco Partners since January 1, 2010.
Ezra Perlman Managing Director	U.S.	Co-President of Francisco Partners since January 2015. Mr. Perlman was a Partner of Francisco Partners from June 2012 until December 2014.

Chrysalis

Chrysalis is a Delaware limited partnership. The principal business of Chrysalis is that of a private investment partnership engaging in the purchase and sale of securities for its own account. Chrysalis is controlled by its general partner, Chrysalis Partners II, LLC, a Delaware limited liability company (“CP II”). CP II is the general partner of Chrysalis and as such may be deemed to have voting and dispositive power over the shares held by Chrysalis. Investment and voting decisions with respect to the shares held by Chrysalis are made by an investment committee of CP II that consists of David A. Jones, Jr., who is a member of the Company’s board of directors, Ralston W. Steenrod and Irv Bailey, each of whom is a member of CP II. The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each member of CP II. Unless otherwise indicated, the current business address of each person is 101 South Fifth Street, Suite 1650, Louisville, Kentucky 40202, and the telephone number is (502) 583-7644.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
David A. Jones, Jr. Member	U.S.	See “Important Information Regarding Connecture—Directors and Executive Officers—David A. Jones, Jr.”
Ralston W. Steenrod Member	U.S.	Partner of Chrysalis Ventures
Irv Bailey Member	U.S.	Senior Advisor of Chrysalis Ventures

David A. Jones, Jr.

David A. Jones, Jr. is the Chairman of the Board of Directors of the Company. See “Important Information Regarding Connecture—Directors and Executive Officers—David A. Jones, Jr.”

Ezra Perlman

Ezra Perlman is the Co-President of Francisco Partners. See “Important Information Regarding Connecture—Directors and Executive Officers—Ezra Perlman.”

APPRAISAL RIGHTS

If the Company’s stockholders adopt the Merger Agreement, stockholders who do not vote in favor of the proposal to adopt the Merger Agreement and who properly exercise and perfect their demand for appraisal of their shares of common stock (the “Shares”), who do not effectively withdraw their demand or waive or lose the right to appraisal and who otherwise comply with the requirements for perfecting and preserving their appraisal rights will be entitled to appraisal rights in connection with the Merger under Section 262 of the DGCL, which we refer to as Section 262.

The following discussion is not a complete statement of all applicable requirements pertaining to appraisal rights under the DGCL, and it is qualified in its entirety by reference to Section 262, the full text of which appears in Annex B to this proxy statement. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262. Only a holder of record of the Shares is entitled to demand appraisal rights for the Shares registered in that holder’s name. A person having a beneficial interest in the Shares held of record in the name of another person, such as a bank, broker, fiduciary, depositary or other nominee, who wished to exercise their appraisal rights must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights.

As more fully described below, under Section 262, record holders of the Shares who have neither voted in favor of, nor consented in writing to, the approval of the adoption of the Merger Agreement, who properly demand appraisal of their Shares, who do not withdraw such demand or otherwise waive or lose their right to appraisal, who hold such Shares, either of record or beneficially, on the date of making the demand for appraisal and continuously through the date of making the demand through the effective time of the Merger and who otherwise follow the procedures set forth in Section 262 will be entitled to have their Shares appraised by the Delaware Court of Chancery and to receive payment in cash of the fair value of such Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be fair value. The “fair value” of your Shares as determined by the Delaware Court of Chancery may be more or less than, or the same as, the $0.35 per share Merger Consideration that you are otherwise entitled to receive under the terms of the Merger Agreement. Strict compliance with the statutory procedures in Section 262 is required.

Section 262 requires that, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation must, not less than 20 days before the meeting, notify each stockholder who was a stockholder on the record date set by the board of directors for such notice (or if no such record date is set, on the close of business on the day next preceding the day on which notice is given), with respect to such shares for which appraisal rights are available, that appraisal rights will be available. A copy of Section 262 must be included with such notice. This proxy statement constitutes the Company’s notice to our stockholders that appraisal rights are available in connection with the Merger, in compliance with the requirements of Section 262 and a copy of Section 262 is attached to this document as Annex B.

ANY STOCKHOLDER WHO WISHES TO EXERCISE APPRAISAL RIGHTS, OR WHO WISHES TO PRESERVE SUCH STOCKHOLDER’S RIGHT TO DO SO, SHOULD CAREFULLY REVIEW THE FOLLOWING DISCUSSION AND ANNEX B BECAUSE FAILURE TO EXACTLY COMPLY WITH THE PROCEDURES SPECIFIED MAY RESULT IN THE LOSS OF APPRAISAL RIGHTS. MOREOVER, BECAUSE OF THE COMPLEXITY OF THE DGCL RELATING TO APPRAISAL RIGHTS, IF A STOCKHOLDER WISHES TO EXERCISE OR PRESERVE SUCH APPRAISAL RIGHTS, SUCH STOCKHOLDER SHOULD SEEK THE ADVICE OF LEGAL COUNSEL PROMPTLY.

Stockholders wishing to exercise the right to demand appraisal of their Shares under Section 262 of the DGCL must satisfy each of the following conditions:

•	The stockholder must not vote the Stockholder’s Shares in favor of the adoption of the Merger Agreement. Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, a stockholder who wishes to exercise appraisal rights must provide instructions in any such proxy to vote against the adoption of the Merger Agreement or otherwise attend the Special Meeting and vote against the adoption of the Merger Agreement, or abstain from voting.

•	As more fully described below, the stockholder must deliver to the Company a written demand for appraisal of the stockholder’s Shares before the vote on the adoption of the Merger Agreement at the Special Meeting is taken.

•	The stockholder must hold the Shares on the date of making the demand for appraisal and must continuously hold such Shares from the date of making the demand through the effective time of the Merger.

•	The stockholder (or the surviving corporation in the Merger) must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the Shares within 120 days after the effective time of the Merger. The surviving corporation of the Merger is under no obligation to file any such petition and has no present intention of doing so. Accordingly, it is the obligation of the stockholder to initiate all necessary action to perfect his, her or its appraisal rights in respect of Shares within the time prescribed in Section 262 of the DGCL.

If any stockholder who demands appraisal of Shares under Section 262 of the DGCL fails to perfect, or otherwise loses or effectively withdraws, such holder’s right to appraisal, the stockholder’s Shares will be deemed to have been converted at the effective time of the Merger into the right to receive the Merger Consideration applicable to the Shares, without interest and less applicable withholding taxes.

Written Demand

If you elect to exercise your appraisal rights, you must deliver to the Company a written demand for appraisal of your Shares before the vote is taken to approve the adoption of the Merger Agreement. That demand must be executed by or on behalf of the stockholder of record and must reasonably inform us of the identity of the holder of record of the Shares and that the stockholder intends thereby to demand appraisal of his, her or its Shares. Holders of the Shares who desire to exercise their appraisal rights must not vote or submit a proxy in favor of the adoption of the Merger Agreement, nor consent thereto in writing. Voting against or failing to vote for the adoption of the Merger Agreement by itself does not constitute a demand for appraisal within the meaning of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Agreement.

A holder of record of the Shares wishing to exercise appraisal rights must hold of record the Shares on the date the written demand for appraisal is made and must continue to hold the Shares of record through the effective time of the Merger, because appraisal rights will be lost if the Shares are transferred prior to the effective time of the Merger. If you fail to comply with these conditions and the Merger is completed, you will be entitled to receive payment for your Shares as provided for in the Merger Agreement, but you will have no appraisal rights with respect to your Shares. A proxy card that is submitted and does not contain voting instructions and a proxy submitted by telephone or through the Internet that does not contain voting instructions, will, unless revoked, be voted in favor of the adoption of the Merger Agreement, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must either submit a proxy containing instructions to vote against the adoption of Merger Agreement or abstain from voting on the Merger Agreement. However, neither voting against the adoption of the Merger Agreement, nor abstaining from voting or failing to vote on adoption of the Merger Agreement, will in and of itself constitute a written demand for appraisal satisfying the requirements of Section 262. All demands for appraisal must be sent or delivered to:

Connecture, Inc.

Attn: Corporate Secretary

18500 West Corporate Drive, Suite 250

Brookfield, Wisconsin 53045

A demand for appraisal in respect of the Shares should be executed by or on behalf of the holder of record of such Shares, fully and correctly, should specify the holder’s name and mailing address and the number of the Shares registered in the holder’s name and must state that the person intends thereby to demand appraisal of the holder’s Shares in connection with the Merger. The demand for appraisal cannot be made by the beneficial owner if he, she or it does not also hold the Shares of record. The beneficial holder must, in such cases, have the record owner, such as a bank, broker or other nominee, submit the required demand for appraisal in respect of those Shares. If you hold your Shares through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

If the Shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian) or other nominee, a demand for appraisal must be executed by or for such record holder. If the Shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record holder or owners and expressly disclose the fact that, in executing the demand, such agent is acting as agent for the record holder. If a stockholder holds the Shares through a broker who in turn holds the Shares through a central securities depository nominee such as Cede & Co. (the nominee for The Depository Trust Company), a demand for appraisal of such Shares must be made by or on behalf of the depository nominee and must identify the depository nominee as a record holder. A record holder, such as a broker, who holds the Shares as a nominee for others, may exercise his, her or its right of appraisal with respect to the Shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of the Shares as to which appraisal is sought. Where no number of the Shares is expressly mentioned, the demand will be presumed to cover all the Shares in the name of the record holder.

Notice by the Surviving Corporation

Within 10 days after the effective time of the Merger, the surviving corporation in the Merger must give notice of the date that the Merger has become effective to each of our stockholders who did not vote in favor of or consent in writing to the adoption of the Merger Agreement and otherwise complied with Section 262. At any time within 60 days after the effective time of the Merger, any stockholder who has demanded an appraisal but who has not commenced an appraisal proceeding or joined a proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and accept the Merger Consideration for that stockholder’s Shares by delivering to the surviving corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective time of the Merger will require written approval of the surviving corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just. If the surviving corporation does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to a stockholder that withdraws his, her or its demand for appraisal within 60 days after the effective date of the Merger, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the consideration offered pursuant to the Merger Agreement.

Filing a Petition for Appraisal

Within 120 days after the effective time of the Merger, but not thereafter, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the Shares held by all such stockholders. Upon the filing of such a petition by a stockholder, service of a copy of such petition shall be made upon the surviving corporation. The surviving corporation has no present intent to file such a petition and has no obligation to file such a petition, and holders should not assume that the surviving corporation will file a petition. Accordingly, it is the obligation of the stockholders who have complied with the requirements of Section 262 to initiate all necessary action to perfect their appraisal rights, and the failure of a stockholder to file such a petition within the period specified could nullify the stockholder’s previous written demand for appraisal.

In addition, within 120 days after the effective time of the Merger, any stockholder who has properly filed a written demand for appraisal, who has complied with the requirements for exercise of appraisal rights under Section 262, upon written request to the surviving corporation, will be entitled to receive from the surviving corporation, a written statement setting forth the aggregate number of the Shares not voted in favor of adoption of the Merger Agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such Shares. The statement must be mailed to the requesting stockholder within 10 days after such written request has been received by the surviving corporation or within 10 days after the expiration of the period for delivery of demand for appraisal under Section 262, whichever is later. A person who is the beneficial owner of the Shares held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request to receive from the surviving corporation such statement.

If a petition for appraisal is duly filed by a stockholder, the stockholder must deliver a copy of the petition to the surviving corporation, and the surviving corporation will then be obligated, within 20 days after such service, to file in the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal for their Shares and with whom agreements as to the value of their Shares have not been reached by the surviving corporation. After the Register in Chancery provides notice to those stockholders and the surviving corporation (if ordered by the Delaware Court of Chancery), the Delaware Court of Chancery is empowered to conduct a hearing upon the petition to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided by Section 262. The Delaware Court of Chancery may require that stockholders who demanded appraisal of their Shares and who hold stock represented by certificates to submit their stock certificated to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with such direction, the Delaware Court of Chancery may dismiss the proceedings as that stockholder. In addition, the Delaware Court of Chancery will dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless the total number of shares entitled to appraisal exceeds 1% of the outstanding shares eligible for appraisal or the value of the consideration provided in the Merger for such total number of shares exceeds $1 million.

Determination of Fair Value

After the Delaware Court of Chancery determines the stockholders entitled to appraisal of their Shares, the appraisal proceeding shall be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the “fair value” of the Shares exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value is determined, the Delaware Court of Chancery will direct the payment of such fair value, with interest thereon accrued during the pendency of the proceeding, if the Court so determines, by the surviving corporation to stockholders entitled to receive the same, upon surrender by those stockholders of the certificates representing their Shares or, in the case of holders of uncertificated Shares, forthwith. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective time of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided in Section 262 of the

DGCL only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the Shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time.

You should be aware that an investment bank’s opinion as to the fairness, from a financial point of view, of the consideration payable in a sale transaction, such as the Merger, is not an opinion as to, and does not otherwise address, “fair value” under Section 262. Although we believe that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery and stockholders should recognize that such an appraisal could result in a determination of a fair value higher or lower than, or the same as, the Merger Consideration. Moreover, we do not anticipate offering more than the Merger Consideration to any stockholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a Share is less than the Merger Consideration.

In determining the “fair value” of the Shares, a Delaware Court is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other factors that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 of the DGCL to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Costs of the appraisal proceeding (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Each stockholder seeking appraisal is responsible for his, her or its attorneys’ and expert witness expenses, although, upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all the Shares entitled to appraisal.

Any stockholder who duly demanded appraisal in compliance with Section 262 will not, after the effective time of the Merger, be entitled to vote the Shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those Shares, other than with respect to payment of dividends or distributions payable to stockholders of record as of a date prior to the effective time of the Merger. However, if no petition for appraisal is filed within 120 days after the effective time of the Merger, or if the stockholder otherwise fails to perfect his, her or its appraisal rights, successfully withdraws his, her or its demand for appraisal or loses his, her or its right to appraisal, then the right of that stockholder to appraisal will cease and that stockholder’s Shares will be deemed to have been converted at the effective time of the Merger into the right to receive the Merger Consideration pursuant to the Merger Agreement. In addition, as indicated above, a stockholder may withdraw his, her or its demand for appraisal in accordance with Section 262 and accept the Merger Consideration offered pursuant to the Merger Agreement.

THE MERGER PROPOSAL

(PROPOSAL 1)

The Proposal

The Company is asking you to approve the adoption of the Merger Agreement and the approval of the related transactions contemplated thereby (exclusive of the transactions contemplated by the Rollover Agreement).

For a summary of and detailed information regarding this proposal, see the information about the Merger Agreement and the Merger throughout this proxy statement, including the information set forth in the section captioned “The Merger Agreement” beginning on page 74 of this proxy statement. A copy of the Merger Agreement is attached to this proxy statement as Annex A-1. You are urged to read the Merger Agreement carefully in its entirety.

Vote Required and Board Recommendation

The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s capital stock entitled to vote at the Special Meeting, voting together as a single class on an as-converted basis. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote “AGAINST” the Merger Proposal.

The Board of Directors, on the recommendation of the Special Committee, has unanimously determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger and the Voting Agreement (excluding the transactions contemplated by the Rollover Agreement), are fair, advisable and in the best interests of the Company, the Non-Rolling Stockholders and the Company’s unaffiliated security holders, and has approved the Merger Agreement and the transactions contemplated thereby, including the Merger and the Voting Agreement (excluding the transactions contemplated by the Rollover Agreement), and recommends that you vote “FOR” the Merger Proposal.

THE ADJOURNMENT PROPOSAL

(PROPOSAL 2)

The Proposal

The Company is asking you to approve a proposal to adjourn the Special Meeting to a later date or dates if necessary and for a minimum period of time reasonable under the circumstances, to ensure that any necessary supplement or amendment to this proxy statement is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting, or to solicit additional proxies if there are insufficient votes to adopt the Merger Proposal at the time of the Special Meeting. If stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to provide Company stockholders with time to review any supplement or amendment to this proxy statement, or to solicit additional proxies if there are insufficient votes to adopt the Merger Proposal at the time of the Special Meeting, including proxies from stockholders that have previously returned properly executed proxies voting against adoption of the Merger Proposal. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the Merger Proposal such that the Merger Proposal would be defeated, we could adjourn the Special Meeting without a vote on the adoption of the Merger Proposal and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the Merger Proposal. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present or otherwise at the discretion of the chairman of the Special Meeting.

Vote Required and Board Recommendation

The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of capital stock, voting together as a single class on an as-converted basis, present in person or represented by proxy at the Special Meeting and entitled to vote on the matter. An abstention from voting your shares on the Adjournment Proposal will have the same effect as a vote “AGAINST” such proposal, but a failure to return your proxy card or attend the Special Meeting will have no effect on such proposal.

The Board of Directors unanimously recommends that you vote “FOR” the Adjournment Proposal.

THE COMPENSATION PROPOSAL

(PROPOSAL 3)

The Proposal

Section 14A of the Exchange Act of 1934 and the applicable SEC rules issued thereunder, which were enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd–Frank Act, requires that we submit a proposal to the Company’s stockholders for a non-binding, advisory vote to approve certain compensation arrangements that the Company’s named executive officers may be entitled to receive from the Company in connection with the Merger, otherwise known as “golden parachute compensation.”

The compensation that the Company’s named executive officers may be entitled to receive from the Company that is based on or otherwise relates to the Merger is summarized and included under the heading “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 54 of this proxy statement. That summary includes all compensation and benefits that may be paid or become payable to the Company’s named executive officers by the Company that is based on or otherwise relate to the Merger.

The Company believes that the information regarding golden parachute compensation that may become payable to its named executive officers in connection with the completion of the Merger is reasonable and demonstrates that the Company’s executive compensation program was designed appropriately and structured to ensure the retention of talented executive officers and a strong alignment with the long-term interests of the Company’s stockholders. This vote is not intended to address any specific item of compensation, but rather the overall compensation that may become payable to the Company’s named executive officers in connection with the completion of the Merger.

Accordingly, we are seeking approval of the following resolution at the Special Meeting:

“RESOLVED, that the stockholders of Connecture, Inc. approve, on a nonbinding, advisory basis, the compensation that will or may become payable to Connecture, Inc.’s named executive officers that is based on or otherwise relates to the merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section entitled “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” in Connecture, Inc.’s proxy statement for the Special Meeting.”

Vote Required and Board Recommendation

The advisory (non-binding) proposal to approve specified compensation that may become payable to the named executive officers of the Company in connection with the Merger requires the affirmative vote of holders of a majority of the shares of capital stock, voting together as a single class on an as-converted basis, present in person or represented by proxy at the Special Meeting and entitled to vote on the matter. An abstention from voting your shares on the Compensation Proposal will have the same effect as a vote “AGAINST” such proposal, but a failure to return your proxy card or attend the Special Meeting will have no effect on such proposal.

Stockholders should note that this proposal is not a condition to completion of the Merger, and as an advisory vote, the result will not be binding on the Company, our Board of Directors or Parent. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Merger is consummated, our named executive officers will be eligible to receive the compensation that is based on or otherwise relates to the Merger in accordance with the terms and conditions applicable to those payments.

The Board of Directors unanimously recommends that you vote “FOR” the Compensation Proposal.

ELIMINATING DUPLICATIVE PROXY MATERIALS

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding Connecture stock but sharing the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of this proxy statement and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and use separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of this proxy statement mailed to you, please submit a written request to our Corporate Secretary, Connecture, Inc., 18500 West Corporate Drive, Suite 250, Brookfield, Wisconsin 53045, or call our Investor Relations representative at (262) 432-8282, and we will promptly send you what you have requested.

DELISTING AND DEREGISTRATION OF COMMON STOCK

If the Merger should be completed, our Common Stock would cease to be quoted on the OTCQX and would be deregistered under the Exchange Act. As a result, we would no longer file periodic reports with the SEC on account of our Common Stock.

STOCKHOLDER PROPOSALS AND NOMINATIONS

The Company’s 2017 annual meeting of stockholders was held on May 25, 2017. If the Merger is completed, we will not have public stockholders and there will be no public participation in any future meeting of stockholders. However, if the Merger is not completed, or if we are otherwise required to do so under applicable law, we will hold a 2018 annual meeting of stockholders. Any stockholder nominations or proposals for other business intended to be presented at our next annual meeting must be submitted to us as set forth below.

If the Company holds a 2018 annual meeting, stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2018 may do so by following the procedures prescribed in Rule 14a-8 of the Exchange Act. To be eligible for inclusion, stockholder proposals must have been received by us no later than December 25, 2017, unless the date of our 2018 Annual Meeting is changed by more than 30 days from May 25, 2018, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials.

Our bylaws provide that any stockholder intending to nominate a candidate for election to the Board of Directors or to propose any business at our 2018 annual meeting, other than non-binding proposals presented pursuant to Rule 14a-8 under the Exchange Act, must give notice to the Corporate Secretary at our principal executive offices, not earlier than the close of business on the 120th day (January 25, 2018) nor later than the close of business on the 90th day (February 24, 2018) prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given). The notice must include the information specified in our bylaws, including information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating stockholder’s ownership of and agreements related to our stock. If the 2018 annual meeting is held more than 30 days before or after the first anniversary of the date of the 2017 annual meeting, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 90th day prior to the 2018 annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. We will not entertain any proposals or nominations at the meeting that do not meet the requirements set forth in our Bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting under proxies that we solicit to vote in accordance with our best judgment on any stockholder proposal or nomination. To make a submission or request a copy of our bylaws, stockholders should contact our Corporate Secretary. We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC, pursuant to the Exchange Act. Those filings are available to the public from the SEC’s website at http://www.sec.gov. You may also read and copy any document we file at the SEC’s public reference room in Washington, D.C., located at 100 F Street NE, Washington, D.C. 20549. You may also obtain copies of any document filed by us at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Information about us, including our filings, is also available on our website at www.investors.connecture.com. The information contained on or accessible through our website is not part of this proxy statement, other than the documents that we file with the SEC that are incorporated by reference into this proxy statement.

Because the Merger is a “going-private” transaction, Parent, the Company and Merger Sub have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the Merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material change in the information set forth in the most recent Schedule 13E-3 filed with the SEC.

The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement and, with respect to this proxy statement but not with respect to the Schedule 13E-3, later information that we file with the SEC will update and supersede such information. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed is not deemed to be incorporated by reference into this proxy statement. We incorporate by reference the documents listed below and, with respect to this proxy statement but not with respect to the Schedule 13E-3, any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Special Meeting:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on April 2, 2018 and attached to this proxy statement as Annex D;

•	Our Current Report on Form 8-K as filed with the SEC on January 4, 2018 (other than portions of a Current Report on Form 8-K that are furnished under Item 2.02 or Item 7.01, including any exhibits included with such Items unless otherwise indicated therein); and

We will amend the Schedule 13E-3 to incorporate by reference any additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Special Meeting to the extent required to fulfill our obligations under the Exchange Act.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 3, 2018. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A-1

AGREEMENT AND PLAN OF MERGER

by and among:

FP HEALTHCARE HOLDINGS, INC.

FP HEALTHCARE MERGER SUB CORPORATION

and

CONNECTURE, INC.

dated as of

January 4, 2018

A-i

(continued)

A-ii

(continued)

A-iii

(continued)

A-iv

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (“Agreement”) is made and entered into as of January 4, 2018 (the “Agreement Date”) by and among FP Healthcare Holdings, Inc., a Delaware corporation (“Parent”), FP Healthcare Merger Sub Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“Merger Subsidiary”), and Connecture, Inc., a Delaware corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

WHEREAS, the parties hereto intend that, on the terms and subject to the conditions set forth herein, Merger Subsidiary shall merge with and into the Company, with the Company being the surviving corporation (the “Merger”);

WHEREAS, a special committee (the “Special Committee”) of the board of directors of the Company (the “Company Board”), such Special Committee comprised only of independent and disinterested members of the Company Board, has, subject to Section 5.3, (i) determined that this Agreement and the Transactions (exclusive of the transactions contemplated by the Rollover Agreement), including the Merger, the Voting Agreement and the Guarantee, are advisable, fair to, and in the best interests of the Company and its stockholders other than the Guarantors, Chrysalis Ventures II, L.P. and the other Rollover Investors and their respective affiliates (the “Non-Rolling Stockholders”), and recommended submission of the Merger Agreement, the Voting Agreement and the Guarantee to the Company Board, (ii) recommended that the Company Board approve this Agreement and the Transactions (exclusive of the transactions contemplated by the Rollover Agreement), including the Merger, the Voting Agreement and the Guarantee, and declare that this Agreement and the Transactions (exclusive of the transactions contemplated by the Rollover Agreement), including the Merger, the Voting Agreement and the Guarantee, are advisable, fair to, and in the best interests of the Company and the Non-Rolling Stockholders, and (iii) subject to such approval of the Company Board, recommended that the Company Board submit the approval of the adoption of this Agreement to the stockholders of the Company and recommend that the stockholders of the Company approve the adoption of this Agreement;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as an inducement to Parent’s and Merger Sub’s willingness to enter into this Agreement, the Rollover Investors are entering into the Rollover Agreement, pursuant to which the Rollover Investors will contribute to Parent, subject to the terms and conditions therein, the Rollover Shares;

WHEREAS, the Company Board (upon the recommendation of the Special Committee) has, subject to Section 5.3, unanimously, (i) approved this Agreement and the Transactions (exclusive of the transactions contemplated by the Rollover Agreement), including the Merger, the Voting Agreement and the Guarantee, (ii) declared that this Agreement and the Transactions (exclusive of the transactions contemplated by the Rollover Agreement), including the Merger, the Voting Agreement and the Guarantee, are advisable, fair to, and in the best interests of the Company and the Non-Rolling Stockholders, (iii) determined to submit the approval of the adoption of this Agreement to the stockholders of the Company, and (iv) resolved to recommend to the stockholders of the Company that they approve the adoption of this Agreement;

WHEREAS, the board of directors of Parent has (i) approved and declared advisable this Agreement and the Transactions, including the Merger, and (ii) determined that this Agreement and the Transactions are fair to, and in the best interests of Parent;

WHEREAS, the board of directors of Merger Subsidiary has (i) approved and declared advisable this Agreement and the Transactions, including the Merger (ii) determined that it is in the best interests of Merger Subsidiary and Parent, its sole stockholder, that Merger Subsidiary enter into this Agreement and consummate the Merger, on the terms and subject to the conditions set forth in this Agreement, (iii) determined to submit the approval of the adoption of this Agreement and the Transactions, including the Merger, to Parent, as sole stockholder of Merger Subsidiary, and (iv) resolved to recommend to Parent, as sole stockholder of Merger Subsidiary, that Parent approve the adoption of this Agreement and the Transactions, including the Merger;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, Parent has delivered to the Company the guarantee of Francisco Partners IV, L.P. and Francisco Partners IV-A, L.P. (the “Guarantors”), dated as of the Agreement Date, in favor of the Company with respect to certain obligations of Merger Subsidiary and Parent under this Agreement (the “Guarantee”) as specified in the Guarantee;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, certain holders of shares of Company Capital Stock, including the Guarantors, have entered into a Voting and Support Agreement with the Company, dated as of the Agreement Date, with respect to certain obligations of such stockholders relating to this Agreement (the “Voting Agreements”) as specified in the Voting Agreements;

WHEREAS, Parent shall, or shall cause the direct holder of the stock of Merger Subsidiary to, immediately following execution and delivery of this Agreement, adopt this Agreement and approve the Transactions, including the Merger, in its capacity as sole stockholder of Merger Subsidiary; and

WHEREAS, the Company, Parent and Merger Subsidiary desire to make certain representations, warranties, covenants and agreements in connection with this Agreement and to set forth certain conditions to the Merger.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and premises contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

ARTICLE I

THE MERGER

Section 1.1 The Merger.

(a) Upon the terms and subject to the satisfaction or waiver (to the extent permitted hereunder) of the conditions set forth in Article VI (other than those conditions that by their terms are to be satisfied or waived (if permitted hereunder) at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions at the Closing, at the Effective Time, Merger Subsidiary shall be merged with and into the Company in accordance with the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”) whereupon the separate existence of Merger Subsidiary shall cease, and the Company shall be the surviving corporation (the “Surviving Corporation”).

(b) The consummation of the Merger shall take place at a closing (the “Closing”) to occur at the offices of DLA Piper LLP (US), 401 Congress Avenue, Suite 2500, Austin, Texas 78701, on a date and at a time to be agreed upon by Parent and the Company, which date shall be no later than the second Business Day after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VI (other than those conditions that by their terms are to be satisfied or waived (if permitted hereunder) at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions at the Closing), or at such other location, date and time as Parent and the Company shall mutually agree upon in writing. The date upon which the Closing shall actually occur pursuant hereto is referred to herein as the “Closing Date.”

(c) On the Closing Date, the Company and Merger Subsidiary shall file a certificate of merger to effect the Merger (the “Certificate of Merger”), in such appropriate form and substance as is determined by the

A1-2

parties and in accordance with the DGCL, with the Secretary of State of the State of Delaware, and make any other filings or recordings required by the DGCL in connection with the Merger. The Merger shall become effective at such time (the “Effective Time”) as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware (or at such later time as may be mutually agreed to by the parties and as specified in the Certificate of Merger).

(d) From and after the Effective Time, the Merger shall have the effects as set forth in this Agreement, the Certificate of Merger, and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, the Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the debts, obligations, liabilities, restrictions, disabilities and duties of each of the Company and Merger Subsidiary.

Section 1.2 Conversion of Shares of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, the Company, Merger Subsidiary or the holders of any securities of Parent, the Company, Merger Subsidiary or any other Person:

(a) each share of Company Common Stock outstanding immediately prior to the Effective Time (other than shares canceled pursuant to Section 1.2(b) and Dissenting Shares, if any) shall be converted into the right to receive $0.35 in cash, without interest (the “Merger Consideration”), and upon conversion thereof, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of Certificates or Uncertificated Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration in accordance with the terms and subject to the conditions set forth herein. For the avoidance of doubt, no Rollover Shares shall be converted into the right to receive the Merger Consideration;

(b) each share of Company Common Stock, Series A Preferred Stock and Series B Preferred Stock held by the Company as treasury stock or owned by Parent (including the Rollover Shares), Merger Subsidiary or any wholly-owned Subsidiary of the Company or Parent (other than Merger Subsidiary) immediately prior to the Effective Time shall be automatically canceled and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor; and

(c) each share of common stock of Merger Subsidiary outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

Section 1.3 Surrender and Payment.

(a) Prior to the Effective Time, Parent shall appoint an agent reasonably acceptable to the Company (the “Exchange Agent”) for the purpose of exchanging for the aggregate Merger Consideration payable in respect thereof (i) certificates representing shares of Company Capital Stock (the “Certificates”) or (ii) uncertificated shares of Company Capital Stock (the “Uncertificated Shares”). At the Effective Time, Parent shall deposit and make available to the Exchange Agent the aggregate Merger Consideration to be paid in respect of the Certificates and the Uncertificated Shares (but not, for the avoidance of doubt, the Dissenting Shares, the Company Option Merger Consideration or the Company RSU Merger Consideration) (the “Exchange Fund”). All cash deposited with the Exchange Agent shall only be used for the purposes provided in this Agreement, or as otherwise agreed by the Company and Parent before the Effective Time. Any income from investment of the Exchange Fund will be payable to the Surviving Corporation. Promptly after the Effective Time (but in no event later than five Business Days after the Effective Time), Parent shall cause the Exchange Agent to send to each holder of shares of Company Capital Stock at the Effective Time (other than the Company, Parent, Merger Subsidiary, any wholly-owned Subsidiary of the Company or Parent, or holders of Dissenting Shares who have

A1-3

not subsequently withdrawn or lost their rights of appraisal) a letter of transmittal, in form and substance reasonably acceptable to the Surviving Corporation, and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof as provided in Section 1.7) or transfer of the Uncertificated Shares to the Exchange Agent) for use in such exchange.

(b) Each holder of shares of Company Capital Stock that have been converted into the right to receive the aggregate Merger Consideration payable in respect thereof shall be entitled to receive, upon (i) surrender to the Exchange Agent of a Certificate (or an affidavit of loss in lieu thereof as provided in Section 1.7), together with a properly completed letter of transmittal, or (ii) receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the aggregate Merger Consideration payable in respect of the Company Capital Stock represented by a Certificate or Uncertificated Share. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share shall represent after the Effective Time for all purposes only the right to receive such Merger Consideration. No interest or dividends will be paid or accrue on any Merger Consideration payable to holders of Certificates or Uncertificated Shares.

(c) If any portion of the aggregate Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay in advance to the Exchange Agent any transfer or other taxes required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

(d) After the Effective Time, the stock transfer books of the Company shall be closed with respect to all shares of Company Capital Stock outstanding immediately prior to the Effective Time and there shall be no further registration of transfers of shares of Company Capital Stock. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation or the Exchange Agent, they shall be canceled and exchanged for the Merger Consideration as provided for, and in accordance with the procedures set forth, in this Article I.

(e) Any portion of the Exchange Fund that remains unclaimed by the holders of shares of Company Capital Stock one year after the Effective Time shall be returned to Parent, upon demand, and any such holder who has not exchanged shares of Company Capital Stock for the Merger Consideration in accordance with this Article I prior to that time shall thereafter look only to the Surviving Corporation for payment of the Merger Consideration, in respect of such shares without any interest thereon. Notwithstanding the foregoing, none of Parent, the Surviving Corporation or the Exchange Agent shall be liable to any holder of shares of Company Capital Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Any amounts remaining unclaimed by holders of shares of Company Capital Stock immediately prior to such time when such amounts would otherwise escheat to or become property of any Governmental Entity shall become, to the extent permitted by applicable Law, the property of Parent free and clear of any claims or interest of any Person previously entitled thereto.

(f) Any portion of the aggregate Merger Consideration made available to the Exchange Agent pursuant to Section  1.4 in respect of any Dissenting Shares shall be returned to Parent, upon demand.

Section 1.4 Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, shares of Company Capital Stock issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock canceled in accordance with Section 1.2(b)) and held by a holder who has not voted in favor of adoption of this Agreement or consented thereto in writing and who has properly exercised appraisal rights of such shares in accordance with Section 262 of the DGCL (such shares being referred to collectively as

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the “Dissenting Shares” until such time as such holder fails to perfect or effectively withdraws or otherwise loses such holder’s appraisal rights under the DGCL with respect to such shares) shall not be converted into or represent the right to receive the Merger Consideration but instead such Dissenting Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and the holder thereof shall be entitled to only such rights as are granted by Section 262 of the DGCL payment of the appraised value of such shares in accordance with the DGCL; provided, however, that if, after the Effective Time, such holder fails to perfect or effectively withdraws or otherwise loses such holder’s right to appraisal pursuant to Section 262 of the DGCL or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, such shares of Company Capital Stock shall thereupon be treated as if they had been converted into and exchangeable for, as of the Effective Time, the right to receive the Merger Consideration in accordance with this Agreement, without interest thereon, upon surrender of such Certificate formerly representing such shares, and shall not thereafter be deemed to be Dissenting Shares. The Company shall provide Parent prompt written notice of any demands received by the Company for appraisal of shares of Company Capital Stock, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the DGCL that relates to such demand, and Parent shall have the opportunity and right to participate in and control all negotiations and proceedings with respect to such demands under the DGCL consistent with the obligations of the Company thereunder. Except with the prior written consent of Parent, the Company shall not make any payment with respect to, or offer to settle or settle, any such demands, or agree to do any of the foregoing. From and after the Effective Time, a holder of Dissenting Shares shall not be entitled to exercise any of the voting rights or other rights of an equity owner of the Surviving Corporation or of a stockholder of Parent.

Section 1.5 Company Equity Awards.

(a) Neither Surviving Corporation nor Parent shall assume any Company Options or substitute for any Company Option any option for Surviving Corporation or Parent stock, in connection with the Merger or any of the Transactions. As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, and without any action on the part of any optionholder, (i) all Unvested Company Options outstanding as of immediately prior to the Effective Time shall be canceled and terminated without any cash payment being made in respect thereof, and (ii) to the extent not exercised prior to the Effective Time, each Vested Company Option shall be canceled, with each former holder of any such canceled Vested Company Option becoming entitled to receive, at the Effective Time, in consideration of the cancellation of such Vested Company Option, an amount in cash (without interest and subject to deduction for any required withholding Tax as contemplated in Section 1.6), equal to the product of: (A) the excess, if any, of the Merger Consideration over the exercise price per share of each such Vested Company Option; and (B) the number of shares of Company Common Stock underlying such Vested Company Option (the “Company Option Merger Consideration”); provided, however, that if the exercise price per share of any such Vested Company Option is equal to or greater than the Merger Consideration, such Vested Company Option shall be canceled and terminated without any cash payment being made in respect thereof. Parent shall cause the Surviving Corporation to pay the Company Option Merger Consideration, without interest thereon, at the Effective Time or as soon practicable thereafter (but in no event later than the date which is the later of (x) five Business Days after the Effective Time and (y) the date of the Company’s first regularly scheduled payroll after the Effective Time).

(b) Neither Surviving Corporation nor Parent shall assume any Company RSU or substitute for any Company RSU any similar award for Surviving Corporation or Parent stock, in connection with the Merger or any of the Transactions. As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, and without any action on the part of any holder of Company RSUs, (i) all Unvested Company RSUs outstanding as of immediately prior to the Effective Time shall be canceled and terminated without any cash payment being made in respect thereof, and (ii) each Vested Company RSU that is outstanding immediately prior to the Effective Time shall be canceled at the Effective Time, and, in exchange therefor, the Surviving Corporation shall pay to each former holder of any such Vested Company RSU an amount in cash (without interest and subject to deduction for any required withholding Tax as contemplated in Section 1.6) equal

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to the product of (A) the Merger Consideration and (B) the number of shares of Company Common Stock subject to such Vested Company RSU (the “Company RSU Merger Consideration”).; provided that notwithstanding anything to the contrary contained in this Agreement, any payment in respect of any Company RSU which immediately prior to such cancellation was treated as “deferred compensation” subject to Section 409A of the Code shall be made on the applicable settlement date for such Company RSU if required in order to comply with Section 409A of the Code. Parent shall cause the Surviving Corporation to pay the Company RSU Merger Consideration, without interest thereon, at the Effective Time or as soon practicable thereafter (but in no event later than the date which is the later of (x) five Business Days after the Effective Time and (y) the date of the Company’s first regularly scheduled payroll after the Effective Time.

(c) The Company Board (or, if appropriate, any committee thereof administering the Company Plans) shall take such actions as are necessary to (i) approve and effectuate the foregoing provisions of this Section 1.5, including making any determinations and/or resolutions of the Company Board or a committee thereof or any administrator of a Company Plan as may be necessary, and (ii) provide that following the Effective Time, no participant in any Company Plan will have any right thereunder to acquire any equity securities of the Company, the Surviving Corporation or any of their respective Subsidiaries.

Section 1.6 Withholding Rights. Notwithstanding any provision contained herein to the contrary, each of the Company, Exchange Agent, Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article I such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign Tax law. If the Company, Exchange Agent, Surviving Corporation or Parent, as the case may be, so withholds amounts, such amounts shall be treated for all purposes of this Agreement as having been paid to the holder of shares of Company Capital Stock, Company Stock Options, Company RSUs, as applicable, in respect of which the Company, Exchange Agent, Surviving Corporation or Parent, as the case may be, made such deduction and withholding.

Section 1.7 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit (in form and substance reasonably acceptable to the Exchange Agent) of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the delivery by such Person of a written indemnity agreement in form and substance reasonably acceptable to Parent and which indemnity shall not require the posting by such Person of a bond, the Exchange Agent will issue, in exchange for such lost, stolen or destroyed Certificate, the aggregate Merger Consideration payable in respect of the shares of Company Capital Stock represented by such Certificate, as contemplated by this Article I.

Section 1.8 Further Action. If, at any time after the Effective Time, any further action is necessary to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of Merger Subsidiary and the Company, the officers and directors of the Surviving Corporation and Parent shall be fully authorized (in the name of Merger Subsidiary, in the name of the Company and otherwise) to take and shall take all such necessary and lawful action.

Section 1.9 Adjustments. Without limiting the other provisions of this Agreement, if at any time during the period between the Agreement Date and the Effective Time, any change in the outstanding shares of Company capital stock shall occur, including by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or distribution paid in stock, the Merger Consideration shall be appropriately adjusted to reflect such change, and such adjustment shall provide the Company Stockholders with the same economic effect as contemplated by this Agreement prior to such change; provided, however, that nothing in this Section 1.9 shall be construed to permit the Company to take any action with respect to the Company Capital Stock that is prohibited by the terms of this Agreement.

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ARTICLE II

THE SURVIVING CORPORATION

Section 2.1 Certificate of Incorporation. At the Effective Time, the certificate of incorporation of the Surviving Corporation shall be amended and restated in its entirety to read as set forth in Exhibit B hereto, and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the DGCL and such certificate of incorporation.

Section 2.2 Bylaws. The parties hereto shall take all actions necessary so that the bylaws of the Surviving Corporation shall be amended and restated in their entirety as the bylaws of Merger Subsidiary in effect immediately prior to the Effective Time (except as to the name of the Surviving Corporation, and shall contain such provisions as are necessary to give full effect to Section 5.10 hereof), and as so amended shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with the DGCL, the certificate of incorporation of the Surviving Corporation and such bylaws.

Section 2.3 Directors and Officers.

(a) Except as otherwise directed by the Parent, each of the parties hereto shall take all requisite action so that the directors of Merger Subsidiary immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case to hold office until their respective successors have been duly elected and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in (i) the reports, schedules, forms, statements and other documents (including exhibits and all information incorporated by reference) filed by the Company with the United States Securities and Exchange Commission (the “SEC”) prior to the Agreement Date (without giving effect to any amendment to any such document filed on or after the Agreement Date and excluding any disclosures set forth in any section of the Filed SEC Documents entitled “Risk Factors” or “Forward-Looking Statements” or any other disclosures included in the Filed SEC Documents to the extent that they are forward-looking in nature and do not contain a reasonable level of detail about the risks of which the statements warn) filed at least two Business Days prior to the Agreement Date (in each case, “Filed SEC Documents”), it being acknowledged that nothing disclosed in the Filed SEC Documents shall be deemed to be a qualification of, or modification to, the representations and warranties set forth in Section 3.1 (Organization; Standing), Section 3.2 (Capitalization), Section 3.3 (Authority; Noncontravention), and Section 3.17 (No Brokers), or (ii) the Company Disclosure Schedules (each Section of which qualifies the correspondingly numbered representation and warranty or covenant to the extent specified therein, it being understood that any information, item or matter set forth on one section or subsection of the Company Disclosure Schedules shall be deemed disclosure only with respect to and shall be deemed to apply to and qualify only the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement to the extent that it is reasonably apparent on the face of such disclosure that such information, item or matter is relevant to such other section or subsection) delivered by the Company to Parent on the Agreement Date (the “Company Disclosure Schedules”), the Company hereby represents and warrants to Parent and Merger Subsidiary as follows:

Section 3.1 Organization; Standing. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and corporate authority necessary to carry on its business as it is now being conducted and to own, lease or operate its respective properties and assets. The Company is duly licensed or qualified to do business and is in good

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standing (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing, qualification or good standing necessary, except where the failure to be so licensed, qualified or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. True and complete copies of the Company Charter Documents (as amended to the Agreement Date) are included in the Filed SEC Documents.

(a) The Company has no Subsidiaries, except for the entities set forth in Section 3.1(a) of the Company Disclosure Schedules. Each of the Company’s Subsidiaries is duly organized, validly existing and in good standing (where such concept is recognized under applicable Law) under the Laws of the jurisdiction of its organization, except where the failure to be so organized, existing or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. Each of the Company’s Subsidiaries is duly licensed, qualified to do business and in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing, qualification or good standing necessary, except where the failure to be so licensed, qualified or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

Section 3.2 Capitalization.

(a) The authorized capital stock of the Company consists of 75,000,000 shares of Company Common Stock and 5,000,000 shares of preferred stock, par value $0.001 per share, 52,000 shares of which are designated as Series A Convertible Preferred Stock, par value $0.001 per share, and 17,500 shares of which are designated as Series B Convertible Preferred Stock, par value $0.001 per share. At the close of business on December 1, 2017 (the “Capitalization Date”), (i) 23,216,019 shares of Company Common Stock were issued and outstanding (including no Restricted Shares), (ii) 139,275 shares of Company Common Stock were held by the Company in its treasury, (iii) 954,026 shares of Company Common Stock were reserved and available for issuance pursuant to the Company Plans, (iv) 1,363,866 shares of Company Common Stock were subject to outstanding Options, (v) 2,354,244 shares of Company Common Stock were subject to outstanding Company RSUs (assuming that applicable performance goals have been attained at maximum levels), (vi) 52,000 shares of Series A Preferred Stock were issued and outstanding and (vii) 17,500 shares of Series B Preferred Stock were issued and outstanding. Except as described in Section 3.2(a) of the Company Disclosure Schedules, since the Capitalization Date through the Agreement Date, neither the Company nor any of its Subsidiaries has (A) issued any Company Securities or incurred any obligation to make any payments based on the price or value of any Company Securities or dividends paid thereon, other than in connection with the vesting, settlement or exercise of the Options and Company RSUs referred to above that were outstanding as of the Capitalization Date or (B) established a record date for, declared, set aside for payment or paid any dividend on, or made any other distribution in respect of, any shares of the Company Capital Stock.

(b) Except as described in Section 3.2(a), as of the Capitalization Date, there were no (i) outstanding shares of capital stock of, or other equity or voting interests in, the Company, (ii) outstanding securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company, (iii) outstanding options, warrants, stock appreciation rights, phantom stock rights, rights or other commitments or agreements to acquire from the Company or any Subsidiary, or that obligate the Company or any Subsidiary to issue, any capital stock of, or other equity or voting interests (or voting debt) in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company, (iv) obligations of the Company or any Subsidiary to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other equity or voting interests in, the Company (the items in clauses (i), (ii), (iii) and (iv) being referred to collectively as “Company Securities”) or (v) other obligations by the Company or any of its Subsidiaries to make any payments or provide any economic value based on the price or value of any Company

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Securities or dividends paid thereon. Except with respect to the Company Plans and the PIPE Transaction Documents, there are no outstanding agreements of any kind that obligate the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities, or obligate the Company to grant, extend or enter into any such agreements relating to any Company Securities, including any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any Company Securities. Other than as set forth in Section 3.2(b) of the Company Disclosure Schedules or pursuant to the PIPE Transaction Documents, none of the Company or any Subsidiary of the Company is a party to any stockholders’ agreement, voting trust agreement, registration rights agreement or other similar agreement or understanding relating to any Company Securities or any other agreement relating to the disposition, voting or dividends with respect to any Company Securities. All outstanding shares of Company capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.

(c) All of the outstanding shares of capital stock of, or other equity or voting interests in, each material Subsidiary of the Company (except for directors’ qualifying shares or the like) are owned directly or indirectly, beneficially and of record, by the Company free and clear of all Liens, except for Permitted Liens. Each outstanding share of capital stock of each material Subsidiary of the Company, which is held, directly or indirectly, by the Company, is duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights, and, except as set forth in the Transaction Documents and the PIPE Transaction Documents, there are no subscriptions, options, warrants, rights, calls, contracts or other commitments, understandings, restrictions or arrangements relating to the issuance, acquisition, redemption, repurchase or sale of any shares of capital stock or other equity or voting interests of any material Subsidiary of the Company, including any right of conversion or exchange under any outstanding security, instrument or agreement, any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any securities of any Subsidiary of the Company.

Section 3.3 Authority; Noncontravention.

(a) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions are within the Company’s corporate powers and, except for the required approval of the Company’s stockholders in connection with the consummation of the Merger, have been duly authorized by all necessary corporate action on the part of the Company. The adoption of this Agreement by the holders of a majority of the outstanding shares of Company capital stock voting together as a single class is the only vote of the holders of any of the Company’s capital stock necessary in connection with the consummation of the Merger. Assuming due authorization, execution and delivery by Parent and Merger Subsidiary, this Agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”).

(b) Neither the execution and delivery of this Agreement nor any of the Voting Agreements by the Company, nor the consummation by the Company of the Transactions, nor performance or compliance by the Company with any of the terms or provisions hereof or thereof, will (i) conflict with or violate any provision of (A) the Company Charter Documents or (B) any similar organizational documents of any of the Company’s Subsidiaries or (ii) (x) require any consent or approval under, violate or constitute a change in control or default (or constitute an event that, with notice or lapse of time or both, would constitute a violation or default) under any of the terms, conditions or provisions of any loan or credit agreement, debenture, note, bond, mortgage, indenture, deed of trust, lease, sublease, license, contract or other agreement, arrangement or understanding (each, a “Contract”) to which the Company or any of its Subsidiaries is a party or accelerate any obligations or rights under or give a right of termination, vesting, amendment, or cancelation of any material benefit of (whether or not with notice, lapse of time or both) any such Contract, (y) violate any Law, judgment, writ or injunction of any Governmental Entity applicable to the Company or any of its Subsidiaries or (z) result in the

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creation of any Lien on any properties or assets of the Company or any of its Subsidiaries, except, in the case of clause (i)(B) and clause (ii), as, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

(c) At a meeting duly called and held, the Company Board (upon the recommendation of the Special Committee) has, subject to Section 5.3, unanimously, (i) approved this Agreement and the Transactions (exclusive of the transactions contemplated by the Rollover Agreement), including the Merger, the Voting Agreement and the Guarantee, (ii) declared that this Agreement and the Transactions (exclusive of the transactions contemplated by the Rollover Agreement), including the Merger, the Voting Agreement and the Guarantee, are advisable, fair to, and in the best interests of the Company and the Non-Rolling Stockholders, (iii) determined to submit the approval of the adoption of this Agreement to the stockholders of the Company, and (iv) resolved to recommend to the stockholders of the Company that they approve the adoption of this Agreement (such recommendation, the “Company Recommendation”).

Section 3.4 Governmental Approvals. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions require no action, approval, permit, consent, declaration, registration or authorization by or in respect of or filing with, any Governmental Entity, other than (a) the filing of a certificate of merger with respect to the Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (b) compliance with any applicable requirements of the HSR Act and competition, merger control, antitrust or similar applicable Law of any jurisdiction outside of the United States (“Foreign Antitrust Laws”), (c) compliance with any applicable requirements of the 1933 Act, 1934 Act and any other applicable state or federal securities laws, (d) compliance with any applicable rules of the OTCQX US Market (the “OTCQX”), (e) compliance with Part 800 of 31 C.F.R., including 31 C.F.R. secs. 800.402 and 800.601, and guidance, as amended, of the regulations of the Committee on Foreign Investment in the United States, if applicable, and (f) any additional actions, approvals, permits, consents, declarations, registrations, authorizations, or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, (x) a Company Material Adverse Effect or (y) prevent the Company from consummating the Merger.

Section 3.5 Company SEC Documents; Undisclosed Liabilities.

(a) The Company has filed or furnished, as applicable, with the SEC, on a timely basis, all reports, schedules, forms, statements and other documents required to be filed or furnished, as applicable, by the Company with the SEC pursuant to the Securities Act or the Exchange Act since December 31, 2015 (collectively, the “Company SEC Documents”). As of their respective effective dates (in the case of Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates (in the case of all other Company SEC Documents), the Company SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, applicable to such Company SEC Documents, and none of the Company SEC Documents as of such respective dates (or, if amended prior to the Agreement Date, the date of the filing of such amendment, with respect to the disclosures that are amended) contained any untrue statement of a material fact or omitted, or will have omitted, to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the Agreement Date, (i) none of the Company’s Subsidiaries is required to file any documents with the SEC, (ii) there are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the Company SEC Documents and (iii) to the Company’s Knowledge, none of the Company SEC Documents is the subject of ongoing SEC review, outstanding SEC comment or outstanding SEC investigation. Each of the certifications and statements relating to the Company SEC Documents required by: (A) Rule 13a-14 or Rule 15d-14 under the Exchange Act, (B) 18 U.S.C. § 1350 (Section 906 of the Sarbanes–Oxley Act) or (C) any other rule or regulation promulgated by the SEC or applicable to the Company SEC Documents is accurate and complete, and complies as to form and content with all applicable Laws.

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(b) The consolidated financial statements of the Company (including all related notes or schedules) included or incorporated by reference in the Company SEC Documents (i) complied, as of their respective dates of filing with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) present fairly, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods covered thereby (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments), (iii) have been prepared in all material respects in accordance with GAAP (except, in the case of unaudited quarterly financial statements, as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC) applied on a consistent basis during the periods covered thereby (except (A) as may be indicated in the notes thereto or (B) as permitted by Regulation S-X under the Securities Act), and (iv) were prepared in accordance with the books of account and other financial records of the Company and its Subsidiaries (except as may be indicated in the notes thereto).

(c) Neither the Company nor any of its Subsidiaries has any liabilities of any nature (whether accrued, absolute, contingent or otherwise) that would be required under GAAP, as in effect on the Agreement Date, to be reflected on a consolidated balance sheet of the Company (including the notes thereto) except liabilities (i) reflected or reserved against in the balance sheet (or the notes thereto) of the Company and its Subsidiaries as of September 30, 2017 (the “Balance Sheet Date”) included in the Filed SEC Documents, (ii) incurred after the Balance Sheet Date in the ordinary course of business, (iii) as expressly contemplated by this Agreement or otherwise incurred in connection with the Transactions or (iv) as, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

(d) The Company has established and maintains, and at all times since December 11, 2014, has maintained, disclosure controls and procedures and a system of internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Since December 31, 2016, neither the Company nor, to the Company’s Knowledge, the Company’s independent registered public accounting firm has identified or been made aware of any “significant deficiency” or “material weakness” (as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company’s internal controls over financial reporting which would reasonably be expected to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated.

(e) The Company’s auditor has at all times since December 11, 2014, been (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes–Oxley Act); (ii) ”independent” with respect to the Company within the meaning of Regulation S -X under the Exchange Act; and (iii) to the Company’s Knowledge, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board thereunder. All non -audit services performed by the Company’s auditors for the Company that were required to be approved in accordance with Section 202 of the Sarbanes-Oxley Act were so approved.

Section 3.6 Absence of Certain Changes. Since September 30, 2017, (a) through the Agreement Date, except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto and any transaction of the type contemplated by this Agreement, the business of the Company and its Subsidiaries has been carried on and conducted in all material respects in the ordinary course of business, (b) there has not been any Company Material Adverse Effect or any circumstance, developments, effect, change, event, occurrence or state of facts that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect and (c) through the Agreement Date, the Company has not taken any of the following actions (except as provided in the PIPE Transaction Documents):

(i) established a record date for, declares, set aside for payment or made payment in respect of, any dividend or other distribution upon any shares of capital stock of the Company;

(ii) redeemed, repurchased or otherwise acquired any of the Company’s capital stock or other equity or voting interests, or any rights, warrants or options to acquire any shares of its capital stock or

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other equity or voting interests of the Company or any of its Subsidiaries, other than repurchases of capital stock in the ordinary course of business pursuant to any Company Plan (or agreement thereunder) in effect as of the Agreement Date;

(iii) amended the Company Charter Documents, the committee charters of the committees of the Company Board or any corporate governance policy of the Company pertaining to members of the Company Board;

(iv) authorized, issued, split, combined, subdivided or reclassified any capital stock, or securities exercisable for, exchangeable for or convertible into capital stock, or other equity or voting interests of the Company other than issuances of capital stock, or securities exercisable for, exchangeable for or convertible into capital stock, of the Company in the ordinary course of business pursuant to any Company Plan (or agreement thereunder) in effect as of the Agreement Date;

(v) changed any of the methods of accounting, accounting practices or policies in any material respect of the Company or any of its Subsidiaries, other than such changes as required by GAAP or a Governmental Entity;

(vi) entered into any Contract between the Company or its Subsidiaries, on the one hand, and any of the Company’s directors (including director nominees or candidates), officers or stockholders (in their capacity as such), on the other hand, including any stockholder agreement, investor rights agreement, board representation or board nomination agreement or any similar Contract, other than, in the case of officers, in the ordinary course of business consistent with past practice in connection with such officer’s employment or take or omit to take any other action that could reasonably be expected to result in a modification to the composition of the Company Board or grant any consent rights with respect to any actions by the Company or its Subsidiaries to any stockholder;

(vii) merged or consolidated the Company or any of its Subsidiaries with any Person;

(viii) (A) filed, or consented by answer or otherwise to the filing against the Company or any of its Subsidiaries of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, insolvency, reorganization, moratorium or other similar Law of any jurisdiction, (B) made an assignment for the benefit of the creditors of the Company or any of its Subsidiaries, (C) consented to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any of its Subsidiaries or with respect to any substantial part of its or their property, (D) dissolved, liquidated or wound up the Company or (E) taken any corporate action for the purpose of any of the foregoing;

(ix) (A) acquired, in a single transaction or a series of related transactions, any business or Person, by merger or consolidation, purchase of assets, properties, claims or rights or equity interests, or by any other manner, for an aggregate purchase price (when taken together with all such acquisitions) in excess of $1,000,000, or (B) divested, in a single transaction or a series of related transactions, any assets, properties, claims or rights or equity interests for an aggregate sales price (when taken together with all such divestitures) in excess of $1,000,000; provided that acquisitions or dispositions of goods, products or services in the ordinary course of business shall not constitute acquisitions or divestitures for purposes of this clause (ix);

(x) abandoned, permitted to lapse, disposed of, assigned, transferred, or licensed any Intellectual Property owned by the company or any of its Subsidiaries, other than non-exclusive licenses of Intellectual Property granted in the ordinary course of business; or

(xi) agreed, authorized, resolved or recommended, whether in writing or otherwise, to do, or taken any action reasonably likely to lead to or result in, any of the foregoing.

Section 3.7 Legal Proceedings. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there is no (a) pending or, to the Knowledge of the

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Company, threatened legal or administrative proceeding, suit, arbitration, claim, charge, audit, action or, to the Knowledge of the Company, investigation against the Company or any of its Subsidiaries, or (b) outstanding Order, injunction, ruling, writ or decree of any Governmental Entity imposed upon the Company or any of its Subsidiaries, in each case, by or before any Governmental Entity.

Section 3.8 Compliance with Laws; Permits. The Company and each of its Subsidiaries are, and since January 1, 2016, have been, in compliance with all Laws applicable to the Company or any of its Subsidiaries, in each case except for instances of non-compliance that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. The Company and each of its Subsidiaries hold all licenses, franchises, permits, certificates, approvals and authorizations from Governmental Entities necessary for the lawful conduct of their respective businesses (collectively, “Permits”), except where the failure to hold the same, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

Section 3.9 Tax Matters. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect:

(a) The Company and each of its Subsidiaries has prepared (or caused to be prepared) and timely filed (taking into account valid extensions of time within which to file) all Tax Returns required to be filed by any of them, and all such filed Tax Returns are true, complete and accurate.

(b) All Taxes owed by the Company and each of its Subsidiaries that are due (whether or not shown on any Tax Return) have been timely paid or have been adequately reserved against in accordance with GAAP.

(c) All amounts of Taxes required to be withheld by the Company or any of its Subsidiaries have been duly withheld and remitted to the appropriate taxing authority as required by applicable Law.

(d) The Company has not received written notice of any pending audits, examinations, investigations, claims or other proceedings in respect of any Taxes of the Company or any of its Subsidiaries, and no audits, examinations, investigations, claims or other proceedings in respect of any Taxes of the Company or any of its Subsidiaries are pending or in progress.

(e) There are no Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than Permitted Liens.

(f) None of the Company or any of its Subsidiaries has been a “controlled corporation” or a “distributing corporation” in any distribution occurring in the prior two years that was purported or intended to be governed by Section 355 of the Code (or any similar provision of state, local or non-U.S. Law).

(g) No deficiency for any Tax has been asserted or assessed by any Governmental Entity in writing against the Company or any of its Subsidiaries, except for deficiencies that have been satisfied by payment in full, settled or withdrawn or that have been specifically identified in the Filed SEC Documents and adequately reserved against in accordance with GAAP.

(h) Neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to an assessment or deficiency for Taxes (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course).

(i) Neither the Company nor any of its Subsidiaries has participated in any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

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Section 3.10 Employee Benefits.

(a) Section 3.10(a) of the Company Disclosure Schedules contains a complete and correct list of each material Company Employee Benefit Plan. The Company has made available to Parent copies of the following (as applicable) with respect to each material Company Employee Benefit Plan: (i) the current plan document, or if unwritten, a summary of the material terms thereof; (ii) the most recent summary plan description and annual report (Form 5500) with all attachments and schedules; (iii) the most recently received Internal Revenue Service determination, advisory or opinion letter; (iv) copies of any material correspondence with the Department of Labor or the Internal Revenue Service; and (v) all trust agreements, insurance contracts and other funding arrangements. Except for instances that, individually or in the aggregate, have not had and would not be reasonably to be expected to have a Company Material Adverse Effect, (i) each Company Employee Benefit Plan has been established, maintained, funded and administered in all material respects in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code and other applicable Laws; (ii) all required contributions, payments, reimbursements, distributions, accruals and premiums for all periods ending prior to or as of the Closing Date with respect to each Company Employee Benefit Plan have been timely made, or if not yet due, properly accrued; (iii) no events have occurred that would result in a liability of the Company or any of its Subsidiaries under Section 4980B, 4980D, or 4980H of the Code; (iv) each Company Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has timely received a favorable determination letter from the Internal Revenue Service, and nothing has occurred that could reasonably be expected to adversely affect the qualification of such Company Employee Benefit Plan; (v) neither the Company nor any of its Subsidiaries has any liabilities to provide post-termination health or life insurance benefits other than as required by Section 4980B of the Code and for which the recipient pays the full premium cost; (vi) none of the Company, any of its Subsidiaries or any ERISA Affiliate has any current or contingent liability or obligation with respect to any plan that is or was subject to Title IV of ERISA or Section 412 of the Code or any “multiemployer plan” within the meaning of Section 3(37) of ERISA; (vii) no Company Employee Benefit Plan has any unfunded or underfunded liabilities; (viii) there are no claims or Legal Proceedings (other than routine claims for benefits) pending or threatened with respect to any Company Employee Benefit Plan; and (ix) no prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary duty (as determined under ERISA) that would result in material liability to the Company or any of its Subsidiaries has occurred with respect to any Company Employee Benefit Plan.

(b) Except as set forth under Section 3.10(b) of the Company Disclosure Schedules, the execution, delivery and performance of this Agreement and the consummation of the Transactions will not, either alone or in combination with another event, result in (i) an increase in the amount of compensation or benefits payable to any Company Employee, (ii) any entitlements for any Company Employee to severance, termination, change in control or similar pay or benefits, (iii) the acceleration of the vesting or timing of the payment of any compensation or benefits payable to or in respect of any Company Employee or (iv) any increased or accelerated funding obligation with respect to any Company Plan or Company Employee Benefit Plan. Neither the Company nor any of its Affiliates is party to an agreement with a Company Employee that provides for any “gross up” payment for taxes pursuant to Sections 4999 or 409A of the Code.

Section 3.11 Labor Matters. Except for instances that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, (a) neither the Company nor any of its Subsidiaries is party to any collective bargaining agreement or Contract with any labor organization, (b) with respect to its employees, to the Knowledge of the Company and each of its Subsidiaries, there have not been any ongoing or threatened union organizational activities since January 1, 2016, (c) there are not currently and, since January 1, 2016, have not been any labor strikes, slowdowns, work stoppages, pickets, lockouts or other material labor disputes with respect to the employees of the Company or any of its Subsidiaries, (d) the Company and its Subsidiaries are, and since January 1, 2016, have been, in compliance with all applicable Laws governing or concerning labor relations and employment, and (e) to the Knowledge of the Company and each of its Subsidiaries, no employee layoff, facility closure or similar reduction in force is currently contemplated, planned or announced.

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Section 3.12 Environmental Matters. Except for those matters that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, (a) each of the Company and its Subsidiaries is, and since January 1, 2016, has been, in compliance with all applicable Environmental Laws, (b) each of the Company and its Subsidiaries has obtained and, since January 1, 2016, has been in compliance with, all Permits required under Environmental Laws for the occupancy of their respective owned or leased real property and operation of their respective businesses as currently occupied and conducted, (c) there is no suit, claim, action or proceeding under any Environmental Law that is pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, (d) neither the Company nor any of its Subsidiaries has received any unresolved written notice alleging that the Company or any of its Subsidiaries is in violation of or has any liability under any Environmental Laws, (e) neither the Company nor any of its Subsidiaries has treated, stored, disposed of, arranged for the disposal of, transported, handled, exposed any Person to or released any Material of Concern, or owned or operated any facility or property contaminated by any Material of Concern, so as to give rise to any liabilities pursuant to any Environmental Law, including conducting, funding or reimbursing another Person for environmental remedial activities pursuant to any Environmental Law at material cost to the Company or its Subsidiaries.

Section 3.13 Intellectual Property.

(a) Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, (i) the Company or its Subsidiaries exclusively own all Intellectual Property registrations and applications owned by such entities filed in their names that have not expired or have not been abandoned, including internet domain names (the “Company Registered IP”); and (ii) the Company and its Subsidiaries own, or have sufficient rights to use, all other Intellectual Property used in the conduct of the business of the Company and its Subsidiaries as currently conducted.

(b) Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, (i) no claims are pending or, to the Knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries alleging that the conduct of the business of the Company and its Subsidiaries infringes, misappropriates, dilutes, or otherwise violates the Intellectual Property of any Person, (ii) no claims are pending or threatened by the Company or any of its Subsidiaries against any Person alleging any infringement, misappropriation, dilution, or other violation of the Intellectual Property owned by the Company or any of its Subsidiaries, (iii) to the Knowledge of the Company, the conduct of the business of the Company and its Subsidiaries has not infringed and does not infringe, misappropriate, dilute, or otherwise violate the Intellectual Property of any Person, (iv) to the Knowledge of the Company, no Person is infringing, misappropriating, diluting, or otherwise violating any Intellectual Property owned by the Company or its Subsidiaries, and (v) there have been no material breaches of the security of the Company’s or its Subsidiaries’ computer software, websites and systems (including the confidential data transmitted thereby or stored therein).

(c) Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, (i) in the last twelve months, there have been no failures, breakdowns, breaches, outages or unavailability of the hardware, firmware, networks, platforms, servers, interfaces, applications, web sites and related systems used in the conduct of business (collectively, the “Business Information Systems”) and (ii) to the knowledge of the Company, the Company and each of its Subsidiaries have taken commercially reasonable measures to ensure that, except as may have been created, stored, or used in connection with the testing or validation of the products and services of the Company and any of its Subsidiaries, the Business Information Systems are free from any “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead device,” “virus” (as these terms are commonly used in the computer software industry) or other software routines or hardware components intentionally designed to permit unauthorized access, to disable or erase software, hardware, or data, or to perform any other similar type of unauthorized activities, including by the use of antivirus software with the intention of protecting the Business Information Systems from becoming infected by viruses and other harmful code and by implementing systems and

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procedures for the monitoring and alerting of any such problems or issues with the Business Information Systems.

(d) To the extent that software included in the Intellectual Property of the Company and its Subsidiaries that is distributed by the Company or its Subsidiaries uses, incorporates or has embedded in it any source, object or other software code subject to an “open source,” “copyleft” or other similar types of license terms (including, without limitation, any GNU General Public License, Library General Public License, Lesser General Public License, Mozilla License, Berkeley Software Distribution License, Open Source Initiative License, MIT, Apache or public domain licenses, or any license that is approved by the Open Source Initiative (www.opensource.org/licenses) or any other software that is licensed pursuant to an open source, public-source, freeware or other similar third party license agreement), the Company uses commercially reasonable efforts to ensure that such software is not used, produced or distributed in a way that requires, or conditions the distribution of any such software on, (i) the disclosure of any source code included in such Intellectual Property, or (ii) the unlimited distribution of any software included in such Intellectual Property without charge.

(e) The Company and its Subsidiaries take commercially reasonable actions to protect and preserve the confidentiality of their trade secrets and the security of their material computer software, websites and systems (including the confidential data transmitted thereby or stored therein), including implementing a policy requiring employees and contractors who are reasonably expected to receive access to trade secrets to sign nondisclosure agreements and all employees who develop material Intellectual Property for the Company or its Subsidiaries to execute written agreements assigning all rights to such Intellectual Property to the Company or its Subsidiaries. Neither the Company nor any of its Subsidiary has performed developments for any third party except where the Company or a Subsidiary owns or retains a right to use any Intellectual Property developed in connection therewith that is necessary for the operation of its business, except as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole.

Section 3.14 Property. Neither the Company nor any of its Subsidiaries owns any real property. The Company or one of its Subsidiaries has a good and valid leasehold interest in each material Company Lease, free and clear of all Liens (other than Permitted Liens) and to the Knowledge of the Company, none of the Company or any of its Subsidiaries has received written notice of any material default under any agreement evidencing any Lien or other agreement affecting any Company Lease, which default continues on the Agreement Date. The Company or its Subsidiaries have good and marketable title to all of its or their personal properties (whether tangible or intangible), rights and assets, free and clear of all Liens in all material respects other than Permitted Liens.

Section 3.15 Company Material Contracts.

(a) Section 3.15 of the Company Disclosure Schedules lists each of the following written contracts and agreements (other than any lease of Company Leased Real Property and contracts and agreements relating to Intellectual Property) to which the Company or any of its Subsidiaries is a party that is in effect as of the Agreement Date (each such Contract or arrangement, together with any such contracts or arrangements entered into after the Agreement Date, collectively being “Company Material Contracts”):

(i) any joint venture, partnership or strategic alliance contract or investment agreement, in each case related to the formation, creation, operation, management or control of any partnership or joint venture in which the Company or any of its Subsidiaries owns any partial interest and that is material to the business of the Company and its Subsidiaries, taken as a whole, other than revenue sharing agreements entered into in the ordinary course of business;

(ii) any settlement, conciliation or similar contract which would require the Company or any of its Subsidiaries to pay consideration of more than $2,000,000 (after taking into consideration any insurance proceeds available to the Company or any of its Subsidiary, as applicable, in respect thereof) or to satisfy any material non-monetary obligations, in each case after the Agreement Date;

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(iii) any contract that contains any covenant limiting, to a degree that is material to the Company or any of its Subsidiaries, the ability of the Company or any of its Subsidiaries, as applicable, to engage in any line of business or compete with any Person, in each case in any geographic area (excluding any contracts entered into with distributors or suppliers in the ordinary course of business);

(iv) any contract or agreement (A) for the acquisition, directly or indirectly (by merger or otherwise) of a material portion of the assets (other than goods, products or services in the ordinary course) or capital stock or other equity interests of any Person for aggregate consideration in excess of $2,000,000 and that has not closed prior to the Agreement Date or pursuant to which the Company or any of its Subsidiaries has continuing indemnification (other than indemnification obligations with respect to current or former directors and officers), “earn-out” or other similar contingent payment obligations that are reasonably expected to exceed $2,000,000 in the aggregate after the Agreement Date or (B) that gives any Person the right to acquire any assets of the Company or any of its Subsidiaries (excluding ordinary course commitments to purchase goods, products or services) after the Agreement Date with a total consideration of more than $2,000,000;

(v) a contract or agreement pursuant to which Company or its Subsidiaries has licensed or otherwise been granted rights under any Intellectual Property from any other Person for distribution with the Company’s products, other than licenses to generally commercially available software or other Technology that have an ongoing cost of $1,000,000 or less per annum in the aggregate;

(vi) a contract or agreement pursuant to which material Intellectual Property owned by the Company or any of its Subsidiaries is licensed or transferred to any other Person, other than any (A) non-disclosure agreements entered into in the ordinary course of business; and (B) non-exclusive licenses (including software as a service or “SaaS” license) granted in the ordinary course of business or in connection with the sale of the Company’s or its Subsidiaries’ products or services; and

(vii) all Affiliate Arrangements.

(b) (i) Each Company Material Contract to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries, or any of their respective properties or assets is bound (other than the Company Plans) is valid, binding and enforceable on the Company and any of its Subsidiaries to the extent such Person is a party thereto, as applicable, and to the Knowledge of the Company, each other party thereto, and is in full force and effect, (ii) the Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, is in compliance in all material respects with all Company Material Contracts and has performed in all material respects all obligations required to be performed by it under each Company Material Contract, (iii) to the Knowledge of the Company, neither the Company nor any of its Subsidiaries has received notice of the existence of any event or condition which constitutes, or, after notice or lapse of time or both, will constitute, a default on the part of the Company or any of its Subsidiaries under any such Company Material Contract, and (iv) to the Knowledge of the Company, there are no events or conditions which constitute, or, after notice or lapse of time or both, will constitute a default on the part of any counterparty under such Company Material Contract.

Section 3.16 Insurance. (a) Neither the Company nor any of its Subsidiaries is in material default under any material insurance policy of the Company, (b) all material claims made thereunder have been properly and timely filed, and (c) no written notice of cancellation or termination of coverage has been received by the Company or its Subsidiaries with respect to any such material insurance policy, other than in connection with ordinary renewals. Each material insurance policy of the Company is in full force and effect and is the valid and binding obligation of the Company or its applicable Subsidiary named as the insured therein, subject, as to enforceability, to the Bankruptcy and Equity Exception.

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Section 3.17 No Broker. Except as set forth in Section 3.17 of the Company Disclosure Schedules, no agent, broker, investment banker, financial advisor or other firm or Person is or will be entitled to any broker’s, finder’s, financial advisor’s or any other commission or similar fee, or the reimbursement of expenses in connection therewith, in connection with any of the Transactions based upon arrangements made by, or on behalf of, the Company or any of its Subsidiaries.

Section 3.18 Registration. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to (or which, to the Knowledge of the Company, is reasonably likely to) have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received, as of the Agreement Date, any notification that the SEC is contemplating terminating such registration.

Section 3.19 Investment Company Act. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 3.20 Company Information. None of the information supplied or to be supplied by or on behalf of the Company or any Company Subsidiaries for inclusion or incorporation by reference in (a) Schedule 13E-3 will, at the time such document is filed with the SEC, or at any time such document is amended or supplemented, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make statements therein, in light of the circumstances under which they are made, not misleading, or (b) the Proxy Statement will, at the date it is first mailed to the Company’s stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder.

Section 3.21 No Rights Agreement. The Company is not party to a stockholder rights agreement, “poison pill” or similar antitakeover agreement or plan and no anti-takeover statutes currently in effect in any jurisdiction in which the Company operates are applicable to this Agreement and the Transactions, including the Merger.

Section 3.22 Certain Business Relationships with Affiliates. Other than the Transactions and except as set forth in Section 3.22 of the Company Disclosure Schedules or in the Filed SEC Documents, none of the officers, directors or stockholders of the Company is presently a party to any transaction, agreement or arrangement with the Company (other than for services as officers and directors entered into in the ordinary course of business) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

Section 3.23 Privacy and Data Protection. The Company and its Subsidiaries have operated their businesses in a manner compliant in all material respects with applicable Privacy and Security Laws and regulations and contractual obligations applicable to the Company’s and its Subsidiaries’ collection, handling, storage, processing, use, transmission, disclosure and securing of their and their customers’ data (including Personal Data). The Company and its Subsidiaries have policies and procedures in place designed to ensure the integrity and security of the data collected, handled, stored, processed, used, transmitted or disclosed in connection with the delivery of their product offerings. The Company and its Subsidiaries comply with, have reasonable policies and procedures in place designed to ensure Privacy and Security Laws are complied with and take appropriate steps which are reasonably designed to assure compliance in all material respects with, such policies and procedures. Such policies and procedures comply in all material respects with all Privacy and Security Laws applicable to the Company and/or its Subsidiaries as well as all contractual obligations applicable to the Company and/or its Subsidiaries. The Company and its Subsidiaries have required and do require all third parties to which they provide any confidential, sensitive or protected data to maintain the privacy and security of such data, including by contractually requiring such third parties to protect such data from unauthorized access

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by and/or disclosure to any unauthorized third parties. To the Knowledge of the Company, neither the Company nor its Subsidiaries have experienced any security incident, including any losses or thefts of, or security breaches relating to, Personal Data, that has materially compromised the privacy and/or security of any data, or any unauthorized access or unauthorized use of any Personal Data, or improper disclosure of any Personal Data to any third Person. To the Knowledge of the Company, neither the Company nor its Subsidiaries have experienced any failure or substandard performance of any information technology, information security, database or other computer system which has resulted in any material disruption to the business of the Company or its Subsidiaries. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries is under investigation by any Governmental Entity for a violation of any Privacy and Security Laws.

Section 3.24 Illegal Payments; FCPA Violations. During the past five years, none of the Company, any of its Subsidiaries, nor, to the Knowledge of the Company, any director, officer, agent or employee of the Company or any of its Subsidiaries has (i) in violation of any Anticorruption Law, paid, caused to be paid, agreed to pay, or offered, directly or indirectly, in connection with the business of the Company, any payment or gift given to any person acting in an official capacity for any Governmental Entity, to any political party or official thereof, or to any candidate for political office (each, a “Government Official”) with the purpose of (w) influencing any act or decision of such Government Official in his official capacity; (x) inducing such Government Official to perform or omit to perform any activity related to his legal duties; (y) securing any improper advantage; or (z) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, in each case, in order to assist the Company or its Affiliates in obtaining or retaining business for or with, or in directing business to, the Company or its Affiliates; (ii) made any illegal contribution to any political party or candidate; (iii) intentionally established or maintained any unrecorded fund or asset or made any false entries on any books or records for any purpose; (iv) taken any action that would violate the U.S. Foreign Corrupt Practices Act (the “FCPA”), the UK Bribery Act 2010 or any other applicable anti-bribery or anti-corruption law under any applicable jurisdictions (collectively, “Anticorruption Laws”); or (v) paid, caused to be paid, agreed to pay, or offered, directly or indirectly, in connection with the business of the Company, any bribe, kickback or other similar payment or gift to any supplier or customer in violation of an Anticorruption Law. The Company has not received any notice alleging any such violations or conducted any internal investigation with respect to any actual, potential or alleged violation of Anticorruption Laws.

Section 3.25 Economic Sanctions. The Company and its Subsidiaries are not in contravention of and, during the past five years, have not engaged in any conduct sanctionable under U.S. economic sanctions laws, including laws administered and enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, 31 C.F.R. Part V, the Iran Sanctions Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act, the Iran Threat Reduction and Syria Human Rights Act, the Iran Freedom and Counter-Proliferation Act of 2012, and any executive order issued pursuant to any of the foregoing.

Section 3.26 Compliance with Money Laundering Laws. The operations of the Company and its Subsidiaries are and, during the past five years, have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”) and no investigation by or before any Governmental Entity involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

Section 3.27 Compliance with Healthcare Laws. The Company and its Subsidiaries, taken as a whole, (i) are in compliance in all material respects with all legal requirements (including applicable Laws of any Governmental Entity) relating to the provision, administration and/or payment for insurance, insurance-related and healthcare-related products, services or functions in the conduct of their respective businesses, including, but not limited to, (A) applicable federal and state insurance and insurance marketing legal requirements, including applicable Medicare, Medicaid and CHIP statutory or rule requirements; (B) applicable federal and state health

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insurance exchange (including Federally Facilitated Marketplace and State Partnership Marketplace) statutory or rule requirements; (C) the Patient Protection and Affordable Care Act (Pub. L. No. 111-48) and Health Care and Education Reconciliation Act (Pub. L. No. 111-152) and regulations promulgated thereunder relating to the provision of insurance and market exchanges; (D) the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act, and regulations promulgated thereunder (collectively, “HIPAA”); (E) applicable legal requirements concerning the privacy and/or security of personal data of or concerning an individual (including “protected health information” as that term is defined under HIPAA), including, where applicable, state data breach notification legal requirements, except where the non-compliance with such laws, acts, regulations and other requirements would not, reasonably be expected to have a Company Material Adverse Effect, (ii) possess all material certificates, authorizations, licenses, permits or other approvals required of them under the foregoing laws to conduct their respective businesses, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, license, permit or approval that, if the subject of an unfavorable decision, ruling or finding, would have a Company Material Adverse Effect, and (iii) have not received notice from any governmental or regulatory authority of potential or actual material non-compliance by, or liability of, the Company or any of its Subsidiaries under the foregoing laws, except where doing so would not violate applicable law or regulations or would not reasonably be expected to have a Company Material Adverse Effect.

Section 3.28 No Other Investor Representations or Warranties. Except for the representations and warranties expressly set forth in Article IV hereof and such representations and warranties set forth in the other Transaction Documents, the Company hereby acknowledges that none of Parent, Merger Subsidiary or any of their respective Affiliates, nor any other Person, has made or is making any other express or implied representation or warranty with respect to the Investors or any of their respective Affiliates, as applicable, or their respective businesses, operations, liabilities, condition (financial or otherwise) or prospects, including with respect to any information provided or made available to the Company or any of its Representatives or any information developed by the Company or any of its Representatives. The Company, on behalf of itself and on behalf of its Subsidiaries and Affiliates, expressly waives any such claim relating to the foregoing matters, except with respect to fraud.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBSIDIARY

Except as set forth in the Parent Disclosure Schedules delivered by Parent to the Company on the Agreement Date (the “Parent Disclosure Schedules”), each of Parent and Merger Subsidiary represents and warrants to the Company as follows:

Section 4.1 Valid Existence. Parent is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and corporate authority to conduct its business as it is presently being conducted and to own, lease or operate its respective properties and assets. Merger Subsidiary is a corporation duly organized and validly existing under laws of the State of Delaware and has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its respective properties and assets. Each of Merger Subsidiary and Parent is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary, except where the failure to be so licensed, qualified or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. Parent has delivered or made available to the Company complete and correct copies of the certificate of incorporation, bylaws or other constituent documents, as amended to date, of Merger Subsidiary and Parent.

Section 4.2 Authority; Binding Nature of Agreement. Each of Merger Subsidiary and Parent has the requisite corporate power and authority to enter into and deliver this Agreement and all other agreements and

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documents contemplated hereby to which it is a party and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by each of Merger Subsidiary and Parent, the performance by each of Merger Subsidiary and Parent of its obligations hereunder and the consummation by each of Merger Subsidiary and Parent of the Transactions have been duly authorized by the boards of directors of each of Merger Subsidiary and Parent. Other than the approval by Parent in its capacity as the sole stockholder of Merger Subsidiary, no other corporate proceedings on the part of Merger Subsidiary or Parent are necessary to authorize the execution and delivery of this Agreement, the performance by either Merger Subsidiary or Parent of its obligations hereunder and the consummation by either Merger Subsidiary or Parent of the Transactions. This Agreement has been duly executed and delivered by each of Merger Subsidiary and Parent and, assuming due authorization, execution and delivery by the Company, constitutes a valid and binding obligation of each of Merger Subsidiary and Parent, enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exception.

Section 4.3 Non-Contravention.

(a) Neither the execution and delivery of this Agreement by Merger Subsidiary and Parent nor the consummation by Merger Subsidiary and Parent of the Transactions will, directly or indirectly (with or without notice or lapse of time): (i) result in a violation or breach of or conflict with the certificate or articles of incorporation or bylaws, or other similar organizational documents of Merger Subsidiary or Parent; or (ii) subject to obtaining or making the consents, approvals, orders, authorizations, registrations, declarations and filings referred to in paragraph (b) below, violate any judgment or Law applicable to Merger Subsidiary or Parent, in each case, other than any such event which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the ability of Merger Subsidiary or Parent to consummate the Transactions.

(b) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is necessary to be obtained or made by Merger Subsidiary or Parent in connection with Merger Subsidiary’s and Parent’s execution, delivery and performance of this Agreement or the consummation by Merger Subsidiary or Parent of the Transactions, except for (i) compliance with the DGCL, (ii) compliance with and filings pursuant to the HSR Act and Foreign Antitrust Laws, (iii) the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware, and (iv) such other consents, approvals, orders, waivers, authorizations, actions, nonactions, registrations, declarations, filings, permits and notices the failure of which to be obtained or made would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Parent’s ability to consummate the Merger and the Transactions.

Section 4.4 No Legal Proceedings Challenging the Merger. As of the Agreement Date, (a) there is no Legal Proceeding pending against Merger Subsidiary or Parent challenging the Merger; and (b) to the Knowledge of Parent, no Legal Proceeding has been threatened against Merger Subsidiary or Parent challenging the Merger.

Section 4.5 Brokers. No agent, broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by any such Person for which the Company or its officers or directors could have any liability.

Section 4.6 Parent Information. None of the information supplied or to be supplied in writing to the Company by or on behalf of Parent or Merger Subsidiary specifically for inclusion in (a) Schedule 13E-3 will, at the time such document is filed with the SEC, or at any time such document is amended or supplemented, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, or (b) the Proxy Statement will, at the date it is first mailed to the Company’s stockholders and at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, neither Parent nor Merger Subsidiary makes any representation with respect to information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Schedule 13E-3 or the Proxy Statement.

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Section 4.7 Activities of Merger Subsidiary. Merger Subsidiary was formed solely for the purpose of effecting the Merger. Merger Subsidiary has not and will not prior to the Effective Time engage in any activities other than those contemplated by this Agreement and has, and will have as of immediately prior to the Effective Time, no liabilities other than those contemplated by this Agreement.

Section 4.8 Disclosure Documents. The information supplied by Parent or Merger Subsidiary for inclusion in the Proxy Statement shall not, on the date the Proxy Statement, and any amendments or supplements thereto, is first sent or given to the stockholders of the Company or at the time of the approval by the stockholders of the adoption of this Agreement and the Transactions, including the Merger (the “Company Stockholder Approval”), contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 4.8 shall not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied by the Company or any of its Representatives specifically for use or incorporation by reference therein.

Section 4.9 Guarantee. Concurrently with the execution of this Agreement, Parent has delivered to the Company the duly executed Guarantee. The Guarantee is in full force and effect as of the Agreement Date and constitutes a valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms (subject to the Bankruptcy and Equity Exception). No event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach on the part of any Guarantor under the Guarantee.

Section 4.10 Voting Agreements. Concurrently with the execution of this Agreement, Parent and the stockholders party thereto have delivered to the Company the duly executed Voting Agreements. Each of the Voting Agreements is in full force and effect as of the Agreement Date and constitutes a valid and binding obligation of each party thereto, enforceable against each such party in accordance with its terms (subject to the Bankruptcy and Equity Exception). No event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach under the Voting Agreements.

Section 4.11 Solvency. At the Closing, Parent will have sufficient cash to fund the Merger Consideration and all other amounts required to be paid in connection with the consummation of the Merger or any other transaction contemplated by this Agreement and the payment of all related fees and expenses. None of Parent, Merger Subsidiary or the Guarantor is entering into this Agreement with the intent to hinder, delay or defraud either present or future creditors of the Company or any of the Company’s Subsidiaries. Each of Parent and Merger Subsidiary is Solvent as of the Agreement Date, and each of Parent and the Company and the Company’s Subsidiaries (on a consolidated basis) will, after giving effect to the Merger or the Transactions, and payment of all other amounts required to be paid in connection with the consummation of the Merger or any other transaction contemplated by this Agreement and the payment of all related fees and expenses, and assuming the representations and warranties in Article III are true and correct in all material respects, be Solvent at and after the Closing. As used in this Section 4.11, the term “Solvent” shall mean, with respect to a particular date, that on such date, (a) the sum of the assets, at a fair valuation, of Parent and, after the Closing, the Surviving Corporation and the Company’s Subsidiaries (on a consolidated basis) and of each of them (on a stand-alone basis) will exceed their debts, (b) Parent and, after the Closing, the Surviving Corporation and the Company’s Subsidiaries (on a consolidated basis) and each of them (on a stand-alone basis) has not incurred and does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as such debts mature, and (c) Parent has and, after the Closing, the Company and the Company’s Subsidiaries (on a consolidated basis) and each them (on a stand-alone basis) will have, sufficient capital and liquidity with which to conduct its business. For purposes of this Section 4.11, “debt” means any liability on a claim, and “claim” means any (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (ii) any right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

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Section 4.12 Certain Arrangements.

(a) As of the Agreement Date, there are no Contracts or commitments to enter into Contracts between Parent, Merger Subsidiary, the Guarantors or any of their Affiliates, on the one hand, and any director, officer or employee of the Company or any of the Company’s Subsidiaries, on the other hand.

(b) There are no Contracts or commitments to enter into Contracts pursuant to which any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration or, other than the Rollover Agreements and the Voting Agreements, pursuant to which any stockholder of the Company agrees to vote to approve this Agreement or the Merger or agrees to vote against any Superior Proposal.

Section 4.13 No Other Company Representations or Warranties. Except for the representations and warranties set forth in Article III, Merger Subsidiary and Parent hereby acknowledge and agree that: (a) neither the Company nor any Company’s Subsidiaries, or any of their respective Affiliates or Representatives or any other Person, has made or is making any other express or implied representation or warranty with respect to the Company or Company’s Subsidiaries or their respective business or operations, including with respect to any information provided or made available to the Merger Subsidiary, Parent or any of their respective Affiliates or Representatives or any other Person; and (b) except in the case of fraud, neither the Company nor any Company’s Subsidiaries, or any of their respective Affiliates or Representatives or any other Person will have or be subject to any liability or indemnification obligation or other obligation of any kind or nature to Merger Subsidiary, Parent or any of their respective Affiliates or Representatives or any other Person, resulting from the delivery, dissemination or any other distribution to Merger Subsidiary, Parent or any of their respective Affiliates or Representatives or any other Person, or the use by Merger Subsidiary, Parent or any of their respective Affiliates or Representatives or any other Person, of any such information provided or made available to any of them by the Company or any Company’s Subsidiaries, or any of their respective Affiliates or Representatives or any other Person, including any information, documents, estimates, projections, forecasts or other forward-looking information, business plans or other material provided or made available to Merger Subsidiary, Parent or any of their respective Affiliates or Representatives or any other Person, in “data rooms,” confidential information memoranda or management presentations in anticipation or contemplation of the Merger or any of the Transactions.

Section 4.14 Non-Reliance.

(a) Parent and Merger Subsidiary hereby acknowledge (each for itself and on behalf of its Affiliates and Representatives) that, as of the Agreement Date, Parent, Merger Subsidiary and their respective Affiliates and Representatives (a) have received full access to (i) such books and records, facilities, equipment, contracts and other assets of the Company that Parent and Merger Subsidiary and their respective Affiliates and Representatives, as of the Agreement Date, have requested to review and (ii) the electronic data room hosted by the Company in connection with the transactions contemplated by this Agreement, and (b) have had full opportunity to meet with the management of the Company and to discuss the business and assets of the Company.

(b) In connection with the due diligence investigation of the Company by Merger Subsidiary and Parent and their respective Affiliates and Representatives, Merger Subsidiary and Parent and their respective Affiliates and Representatives have received and may continue to receive after the Agreement Date from the Company and its Affiliates and Representatives certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information, regarding the Company and its business and operations. Merger Subsidiary and Parent hereby acknowledge and agree that: (a) there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans, with which Merger Subsidiary and Parent are familiar; (b) Merger Subsidiary and Parent are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates,

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projections, forecasts and other forward-looking information, as well as such business plans, so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information or business plans); and (c) except in the case of fraud, Merger Subsidiary and Parent hereby waive any claim against the Company or any Company’s Subsidiaries, or any of their respective Affiliates or Representatives with respect to any information described in this Section 4.14, and have relied solely on the results of their own independent investigation and on the representations, warranties, agreements and covenants made by the Company and contained in this Agreement. Accordingly, Merger Subsidiary and Parent hereby acknowledge and agree that none of the Company nor any Company’s Subsidiaries, or any of their respective Affiliates or Representatives, has made or is making any express or implied representation or warranty with respect to such estimates, projections, forecasts, forward-looking statements or business plans (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking statements or business plans).

ARTICLE V

COVENANTS

Section 5.1 Access and Investigation. Subject to the Confidentiality Agreement, during the period commencing on the Agreement Date and ending on the earlier of (a) the Effective Time and (b) the termination of this Agreement pursuant to Section 7.1 (such period being referred to herein as the “Interim Period”), the Company shall, and shall cause its Representatives to: (i) provide Parent and Parent’s Representatives with reasonable access during normal business hours to the respective representatives of the Company and each of the Company Subsidiaries, and books, records, Tax Returns, material operating and financial reports, work papers, assets, executive officers, Contracts and other documents and information and properties relating to the Company and the Company Subsidiaries, (ii) provide Parent and Parent’s Representatives with such copies of the books, records, Tax Returns, work papers, Contracts and other documents and information relating to the Company and the Company Subsidiaries, and with such additional financial, operating and other data and information regarding the Company and the Company Subsidiaries, as Parent may reasonably request, and (iii) permit Parent’s officers and other employees to meet, upon reasonable notice and during normal business hours, with the chief financial officer and other officers and managers of the Company and the Company Subsidiaries responsible for the Company’s financial statements and the internal controls of the Company to discuss such matters as Parent may reasonably deem necessary or appropriate. Information obtained by Merger Subsidiary or Parent pursuant to this Section 5.1 will constitute “Confidential Information” under the Confidentiality Agreement and will be subject to the provisions of the Confidentiality Agreement. Nothing in this Section 5.1 will require the Company to permit any inspection, or to disclose any information, that in the reasonable judgment of the Company would: (A) violate any of its or its Affiliates’ respective obligations with respect to confidentiality; (B) result in a violation of applicable Law; or (C) result in loss of legal protection, including the attorney-client privilege and work product doctrine, provided that the Company shall (if permitted by Law) provide notice to Parent that such information is being withheld pursuant to such law or privilege if such notice can, in the good faith discretion of the Company, be provided in a manner that would not result in such loss or violation and use commercially reasonable efforts to disclose such documents and information in a manner that would not result in such loss or violation.

Section 5.2 Operation of the Company’s Business.

(a) Except (i) as expressly contemplated, required or permitted by this Agreement, (ii) as required by applicable Law, (iii) as set forth in Section 5.2(a) or Section 5.2(b) of the Company Disclosure Schedules, or (iv) as consented to in writing by Parent (which consent will not be unreasonably withheld, conditioned or delayed), during the Interim Period, the Company shall and shall cause the Company’s Subsidiaries to: (A) ensure that it conducts its business (x) in the ordinary course and substantially in accordance with past practices; and (y) in material compliance with all applicable Laws; (B) use commercially reasonable efforts to ensure that it preserves intact its current business organization, keeps available the services of its current officers

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and employees and maintains its relations and goodwill with material suppliers, landlords, and other Persons having material business relationships with the Company; (C) maintain its books and records in the usual, regular and ordinary manner, on a basis consistent with past practice, and (D) keep in full force and effect all appropriate insurance policies covering all material assets of the Company.

(b) Without limiting the generality of Section 5.2(a) above, except (w) as expressly contemplated, required or permitted by this Agreement, (x) as required by applicable Law, (y) as set forth in Section 5.2(b) of the Company Disclosure Schedules, or (z) as consented to in writing by Parent (which consent will not be unreasonably withheld, conditioned or delayed), during the Interim Period, the Company shall not and shall cause the Company’s Subsidiaries not to:

(i) except as permitted by clauses (x), or (y) of Section 5.2(b)(ii), declare, accrue, set aside or pay any dividend, make or pay any dividend or other distribution (whether in cash, stock, property or otherwise) in respect of any shares of capital stock or any other Company or Company’s Subsidiary securities (other than dividends or distributions paid in cash from a direct or indirect wholly owned Company’s Subsidiary to the Company or another direct or indirect wholly owned Company’s Subsidiary); adjust, split, combine or reclassify any capital stock or otherwise amend the terms of any Company or Company’s Subsidiary securities; or acquire, redeem or otherwise reacquire or offer to acquire, redeem or otherwise reacquire any shares of capital stock or other securities, other than pursuant to the Company’s right to acquire restricted shares of Company Common Stock held by a Company Employee upon termination of such Company Employee’s employment;

(ii) sell, issue, grant, deliver, pledge or otherwise encumber or subject to any Lien or authorize the sale, issuance, grant, delivery, pledge or encumbrance of subjection to any Lien of: (A) any capital stock or other equity security; (B) any option, call, warrant or right to acquire any capital stock or other equity security; or (C) any instrument convertible into or exercisable or exchangeable for any capital stock or other equity security, except that (x) the Company may issue shares of Company Common Stock pursuant to the exercise of Company Equity Awards under the Company Plans, in each case, outstanding on the Agreement Date, and (y) the Company may adopt a shareholder rights plan in response to an Acquisition Proposal and issue rights to Company stockholders in connection therewith provided that any such shareholder rights shall not apply to the Merger or the other transactions expressly contemplated by this Agreement;

(iii) except as otherwise contemplated by Section 1.5, amend or otherwise modify any of the terms of any outstanding Company Equity Awards;

(iv) amend or permit the adoption of any amendment to the Company Charter Documents;

(v) acquire any equity interest in or business of any other Person or division thereof, or enter into any Contract with respect to any such acquisition, or effect or become a party to any merger, consolidation, share exchange, business combination, amalgamation, recapitalization, reclassification of shares, stock split, reverse stock split, division or subdivision of shares, consolidation of shares or similar transaction;

(vi) enter into any Contract that would explicitly impose any material restriction on the right or ability of the Company or any of the Company’s Subsidiary: (A) to compete with any other Person; (B) to acquire any product or other asset or any services from any other Person; (C) to perform services for or sell products to any other Person; (D) to transact business with any other Person; (E) to operate at any location in the world, or (F) to grant more favorable pricing terms with others (through “most favored nation” terms or other similar pricing restrictions), except in the ordinary course of business and consistent with past practice, and in each case, other than Contracts that contain covenants that prohibit the Company or any Subsidiary of the Company from using any trade names other than the Company’s or any of its Subsidiary’s trade names;

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(vii) other than in the ordinary course of business, enter into, amend or terminate (other than expiration in accordance with its terms), or waive any material right, remedy or default under any Company Material Contract;

(viii) sell, make any pledge of, or otherwise dispose of, or lease or license any right or other asset or property of the Company or the Company’s Subsidiaries to any other Person, except inventory and transactions in the ordinary course of business or permit any of its assets to become subject to any Liens, other than Permitted Liens;

(ix) lend money to any Person (other than advances to Company Employees in the ordinary course of business consistent with past practices), guarantee any Indebtedness (other than in the ordinary course of business consistent with past practices), or incur any Indebtedness (other than guarantees and letters of credit provided to customers in the ordinary course of business);

(x) (A) hire or terminate any employee whose annual base cash compensation is $200,000 or more, other than individuals who are replacing former employees on substantially the same terms and conditions of employment, (B) except to the extent required by applicable Law or by written agreements existing on the Agreement Date that have been disclosed or made available to Parent, pay, increase, or agree to pay or increase any pension, retirement allowance, termination or severance pay, material bonus or other material employee benefit not required by any existing Company Employee Benefit Plan or other agreement or arrangement in effect on the Agreement Date to any current or former employee, officer, director, stockholder or other service provider of the Company or any of the Company Subsidiaries, whether past or present, (C) except to the extent required by applicable Law or by written agreements existing on the Agreement Date that have been disclosed or made available to Parent, enter into or amend any material Contracts of employment or any consulting, bonus, severance, retention, retirement or similar agreement, except for agreements for newly hired employees in the ordinary course of business consistent with past practice with an annual base salary not to exceed $150,000, (D) take any action to accelerate the vesting, payment or funding of compensation or benefits under the Company Employee Benefit Plan, a Company employee agreement or otherwise, or (E) except as required to ensure that any Company Employee Benefit Plan is not then out of compliance with applicable Law and except as required by any Company Employee Benefit Plan in effect on the Agreement Date or otherwise required by Law, enter into or adopt any new, or materially increase benefits under or renew, amend or terminate any existing Company Employee Benefit Plan or benefit arrangement or any collective bargaining agreement;

(xi) enter into any Affiliate Arrangements;

(xii) implement any employee layoffs that would implicate the Worker Adjustment and Retraining Notification Act or any similar Law, or any other reductions in force or voluntary or involuntary employment termination programs outside the ordinary course of business;

(xiii) other than as required by changes in GAAP or SEC rules and regulations, change any of its methods of accounting, accounting policies or accounting practices in any material respect;

(xiv) amend, modify, extend, renew or terminate any material Company Lease or enter into any new material lease, sublease, license or other agreement for the use or occupancy of any real property;

(xv) except as required by applicable Law, (A) make or change any material Tax election, method, period, policy or practice, (B) file any material amendment to any material Tax Return, (C) settle or compromise any material liability for Taxes, (D) consent to or request any extension or waiver of any limitation period with respect to any material claim or assessment for Taxes, (E) incur any material Tax liability outside of the ordinary course of business, (F) prepare or file any Tax Return in a manner inconsistent with past practice, provided that if there has been a change of law or such change is otherwise required by Law, then the Company and the Company

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Subsidiaries shall be permitted to prepare or file Tax Returns in compliance with such Law, (G) surrender any right to claim a material refund of Taxes, or (H) fail to pay any material Taxes as they become due and payable (including estimated taxes);

(xvi) sell, assign, transfer, license, permit to lapse, abandon or otherwise dispose of any material Intellectual Property of the Company, except for in the ordinary course of business;

(xvii) incur any capital expenditures or any obligations or liabilities in respect thereof, except capital expenditures that are incurred in the ordinary course of business consistent with past practice;

(xviii) except as with respect to Transaction Litigation, which shall be governed by Section 5.11, and appraisal litigation which shall be governed by Section 1.4, settle any litigation or other proceedings before a Governmental Entity if such settlement (A) with respect to the payment of monetary damages, involves the payment of monetary damages that exceed $1,000,000 individually or $3,000,000 in the aggregate, net of any amount covered by insurance to the extent proceeds therefrom are actually received or indemnification, or (B) with respect to any non-monetary terms and conditions therein, imposes or requires actions that would have a material effect on the continuing operations of the Company and the Company Subsidiaries, taken as a whole; or

(xix) authorize any of, or commit, resolve, propose or agree in writing or otherwise to take any of, the foregoing actions.

Section 5.3 Acquisition Proposals.

(a) Notwithstanding anything to the contrary set forth in this Agreement, from the Agreement Date until 11:59 p.m. Central Time on the date which is 45 days after the Agreement Date (the “Go-Shop Period End Date”), the Company and its Subsidiaries and their respective Representatives shall have the right (acting under the direction of the Special Committee) to directly or indirectly (i) initiate, solicit, facilitate and encourage Acquisition Proposals, including by way of public disclosure and by way of providing access to non-public information to any person (each, a “Solicited Person”) pursuant to (but only pursuant to) a confidentiality agreement; and (ii) enter into, maintain and otherwise participate in discussions or negotiations with respect to Acquisition Proposals or otherwise cooperate with, assist or participate in, facilitate, or take any other action in connection with any such inquiries, proposals, discussions or negotiations. Except as set forth in Section 5.3(c) and except with respect to any Excluded Party, after the Go-Shop Period End Date, the Company agrees that neither it nor any of its Subsidiaries nor any of their respective directors, officers or employees will, and that it will cause its and its Subsidiaries’ agents, advisors and other Representatives (including, without limitation, any investment banker, attorney or accountant retained by the Company), not to, in each case, directly or indirectly, (i) solicit, initiate or knowingly encourage (including by way of furnishing non-public information), or take any other action to knowingly facilitate, any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to its shareholders) that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal, (ii) enter into, maintain or continue discussions or negotiations with, or provide any non-public information to, any person in connection with an Acquisition Proposal, (iii) agree to or approve, endorse or recommend any Acquisition Proposal or enter into any letter of intent or Contract or commitment contemplating or otherwise relating to, or reasonably be expected to result in, any Acquisition Proposal (other than a confidentiality agreement), or (iv) release any third party from confidentiality obligations under any confidentiality agreement to which the Company is a party. Within forty-eight hours following the Go-Shop Period End Date, the Company shall notify Parent of the material terms and conditions of any proposal or offer regarding an Acquisition Proposal (including any amendments or modifications thereof) received from any Excluded Party (which shall include a copy of the proposal made by such Excluded Party (which copy may be redacted to omit the identity of such Excluded Party) and a summary of any financing material related thereto (if any)). After the Go-Shop Period End Date, the Company shall notify Parent promptly (and in any event within forty-eight hours following receipt), orally and in writing, of the Company’s receipt of any Acquisition Proposal

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(including material amendments or proposed material amendments thereto) and provide a summary of the material terms and conditions thereof.

(b) Following the Go-Shop Period End Date, the Company shall keep Parent informed of the status of any Acquisition Proposal, on a reasonably current basis (and in any event within forty-eight hours of the occurrence of any material changes, developments, discussions or negotiations), specifying (i) the material terms and conditions of any such Acquisition Proposal, including material amendments or proposed material amendments, and (ii) whether the Company has any intention to provide confidential information to such Person. Without limiting the foregoing, the Company shall (i) promptly notify Parent in writing if it determines to initiate actions concerning a proposal, offer, inquiry, contact or request, in each case as permitted by this Section 5.3(b), and (ii) provide Parent with forty-eight hours prior notice (or such lesser prior notice as is provided to the members of the Company Board or members of the Special Committee) of any meeting of the Company Board or the Special Committee at which the Company Board or the Special Committee, as applicable, is reasonably expected to consider any inquiry, proposal or offer relating to any Acquisition Proposal.

(c) Notwithstanding anything to the contrary in this Section 5.3, at any time after the Go-Shop Period End Date and prior to the receipt of the Company Stockholder Approval, the Company and its Representatives may (acting under the direction of the Special Committee), following the receipt of a written Acquisition Proposal (provided that such Acquisition Proposal shall not have been obtained in violation of Section 5.3(a) and the Company shall have complied with the requirements of Section 5.3(a) with respect to such Acquisition Proposal):

(i) contact the person or group of persons who has made such Acquisition Proposal to clarify and understand the terms and conditions thereof and to notify such person of the restrictions of this Section 5.3;

(ii) provide information (including any non-public information or data concerning the Company or any of its Subsidiaries) in response to the request of the person or group of persons who has made such Acquisition Proposal, if prior to providing such information, the Company has received from the person or group of persons so requesting such information an executed a confidentiality agreement, a copy of which shall be promptly (and, in any event, within 48 hours) provided to Parent; provided that the Company shall make available to Parent all material non-public information concerning the Company and its Subsidiaries that is provided to any person or group of persons making such Acquisition Proposal that is given such access to the extent not previously provided to Parent and Merger Subsidiary within 48 hours of providing it to such person or group of persons; and/or

(iii) engage or participate in any discussions or negotiations with the person or group of persons who has made such Acquisition Proposal (including solicitation of revised Acquisition Proposals);

provided that prior to taking any action described Section 5.3(c)(ii) or Section 5.3(c)(iii) above, the Special Committee has determined, in good faith (after consultation with a financial advisor of internationally recognized reputation and independent legal counsel), that such Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Proposal. For the avoidance of doubt, after the Go-Shop Period End Date, the Company may continue to take any of the actions described in this Section 5.3(c) with respect to any Acquisition Proposal submitted by a Solicited Person on or before the Go-Shop Period End Date if the Special Committee has determined, in good faith (after consultation with a financial advisor of internationally recognized reputation and independent legal counsel), that such Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Proposal (each such Solicited Person, an “Excluded Party”). Any Excluded Party shall cease to be an Excluded Party for all purposes of this Agreement immediately at such time as the offer or proposal with respect to an Acquisition Proposal made by such Person is withdrawn, is terminated or expires, or the Special Committee determines in good faith that such offer or proposal has ceased to constitute, or is no longer reasonably likely to result in, a Superior Proposal.

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(d) Except as set forth in this Section 5.3(d), neither the Company Board nor the Special Committee shall (i) change, withhold, withdraw, qualify or modify, in a manner adverse to Parent or Merger Subsidiary, or propose publicly to change, withhold, withdraw, qualify or modify, in a manner adverse to Parent or Merger Subsidiary, the Company Recommendation, (ii) adopt, approve or recommend, or propose to adopt, approve or recommend, any Acquisition Proposal, (iii) fail to make the Company Recommendation or fail to include the Company Recommendation in the Proxy Statement, (iv) fail to recommend against any Acquisition Proposal subject to Regulation 14D under the Exchange Act in a Solicitation/Recommendation Statement on Schedule 14D-9 within ten Business Days after the commencement of such Acquisition Proposal, or (v) resolve or publicly announce its intention to do any of such actions under clauses (i) through (iv) (any of such actions under clauses (i) through (v) being referred to as a “Change of Recommendation”) or (vi) authorize, approve or recommend, or cause or permit the Company or any of the Company Subsidiaries to enter into any letter of intent, acquisition agreement, merger agreement or other similar definitive agreement relating to, any Acquisition Proposal (an “Alternative Acquisition Agreement”). Notwithstanding the foregoing, if, prior to obtaining the Company Stockholder Approval, the Company or the Special Committee shall have received a written Acquisition Proposal that the Special Committee determines, in good faith (after consultation with independent legal counsel), constitutes a Superior Proposal, the Company Board may effect a Change of Recommendation, recommend a Superior Proposal, authorize the Company to terminate this Agreement and/or authorize the Company or any of the Company Subsidiaries to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal, but only (i) if such Acquisition Proposal is not the result of a material breach by the Company of Sections 5.3(b) and 5.3(c); (ii) after (A) providing written notice to Parent (a “Notice of Superior Proposal”) advising Parent that the Company or the Special Committee, as applicable, has received a Superior Proposal, specifying the material terms and conditions of such Superior Proposal and identifying the person making such Superior Proposal and a summary of any financing materials related thereto (if any) and indicating that the Company Board intends to effect a Change of Recommendation (it being understood that the Notice of Superior Proposal shall not constitute a Change of Recommendation), (B) negotiating with and causing its financial and legal advisors to negotiate with Parent and its Representatives in good faith (to the extent Parent desires to negotiate), during the five Business Day period immediately following delivery of the Notice of Superior Proposal (the “Notice Period”), to make such adjustments in the terms and conditions of this Agreement, so that such Acquisition Proposal would cease to constitute a Superior Proposal, and (C) permitting Parent and its Representatives to make a presentation to the Special Committee regarding this Agreement and any adjustments with respect thereto (to the extent Parent desires to make such presentation); provided, that any material modifications to such Acquisition Proposal that the Special Committee has determined to be a Superior Proposal shall be deemed a new Superior Proposal and the Company shall be required to provide a new Notice of Superior Proposal (provided that any additional Notice Period shall be reduced to three Business Days); and (iii) following the end of such Notice Period(s), the Special Committee determines, in good faith (after consultation with a financial advisor of internationally recognized reputation and independent legal counsel), after considering the terms of any proposed modification or amendment to this Agreement by Parent, that the Acquisition Proposal giving rise to the Notice of Superior Proposal continues to constitute a Superior Proposal.

(e) Nothing contained in this Section 5.3 shall be deemed to prohibit the Company or the Company Board (or the Special Committee) from complying with its disclosure obligations under U.S. federal or state or non-U.S. Law with regard to an Acquisition Proposal; provided that if such disclosure includes a Change of Recommendation or has the substantive effect of withdrawing or adversely modifying the Company Recommendation, such disclosure shall be deemed to be a Change of Recommendation (it being understood that a statement by the Company that describes the Company’s receipt of an Acquisition Proposal and the operation of this Agreement with respect thereto, or any “stop, look or listen” communication that contains only the information set forth in Rule 14d-9(f) under the Exchange Act shall not constitute a Change of Recommendation).

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Section 5.4 Proxy Filing and Schedule 13E-3.

(a) The Company shall prepare and file with the SEC, as promptly as practicable after the Agreement Date (and in any event no later than fifteen Business Days), the Schedule 13E-3 and a proxy statement in preliminary form relating to the meeting of the Company’s stockholders to be held in connection with the approval of the adoption of this Agreement and the Transactions, including the Merger (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”) and, subject to Section 5.3, shall include the Company Recommendation in the Proxy Statement. Each of Parent and the Company shall provide the other with the information contemplated by Section 5.6(c) and shall otherwise reasonably assist and cooperate with the other in connection with any of the actions contemplated by this Section 5.4, including the preparation, filing and distribution of the Schedule 13E-3 and the Proxy Statement and the resolution of any comments in respect thereof received from the SEC.

(b) If the Company determines that it is required to file any document other than the Proxy Statement and the Schedule 13E-3 with the SEC in connection with the Merger pursuant to applicable Law (such document, as amended or supplemented, an “Other Required Company Filing”), then the Company shall prepare and file as soon as practicable such Other Required Company Filing with the SEC. The Company shall use its reasonable best efforts to cause the Proxy Statement, Schedule 13E-3 and any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and the OTCQX. The Company may not file the Proxy Statement, Schedule 13E-3 or any Other Required Company Filing with the SEC, or respond to any SEC comments thereon, without providing Parent and its counsel, to the extent practicable, a reasonable opportunity to review and comment thereon, which comments shall be considered by the Company in good faith.

(c) If at any time prior to the Stockholders Meeting (as defined below), any information relating to the Company, Parent, Merger Subsidiary or any of their respective Affiliates is discovered by the Company, on the one hand, or Parent or Merger Subsidiary, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement, Schedule 13E-3, or any Other Required Company Filing, as the case may be, so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be prepared and filed as soon as practicable with the SEC by the Company and, to the extent required by applicable Law or the SEC or its staff, disseminated to the stockholders of the Company.

Section 5.5 Stockholders Meeting. Subject to Section 5.3 and unless this Agreement is earlier terminated pursuant to Article VII, the Company will take, in accordance with applicable Law and its certificate of incorporation and bylaws, all action necessary to establish a record date for, call, give notice of, convene and hold a meeting of holders of the Company Capital Stock (the “Stockholders Meeting”) as promptly as reasonably practicable after the execution of this Agreement to consider and vote upon the adoption of this Agreement. Once established, the record date of the Stockholders Meeting may not be changed without the consent of Parent (not to be unreasonably withheld, conditioned or delayed) or as required by applicable Law. In the event that the date of the Stockholders Meeting as originally called is for any reason adjourned or postponed or otherwise delayed, the Company agrees that unless Parent shall have otherwise approved in writing, it shall implement such adjournment or postponement or other delay in such a way that the Company does not establish a new record date for the Stockholders Meeting, as so adjourned, postponed or delayed. Subject to Section 5.3(e), the Company shall solicit from the stockholders of the Company proxies in favor of the adoption of this Agreement in accordance with the DGCL, and, subject to Section 5.3, the Company Board shall recommend such adoption and shall take all lawful action to solicit such adoption of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Company may adjourn or postpone the Stockholders Meeting (i) to the extent necessary to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Law is timely provided to the Company’s stockholders, (ii) if as of the time for which the

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Stockholders Meeting is originally scheduled there are insufficient shares of Company Capital Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the Stockholders Meeting, or (iii) if additional time is reasonably required to solicit proxies in favor of the adoption of this Agreement, with the prior written consent of Parent. The Company shall, upon the reasonable request of Parent, advise Parent at least on a daily basis on each of the last ten Business Days prior to the date of the Stockholders Meeting, as to the aggregate tally of the proxies received by the Company with respect to the Company Stockholder Approval.

Section 5.6 Filings; Other Actions; Notification.

(a) Proxy Statement. The Company, on the one hand, and Parent and Merger Subsidiary, on the other hand, shall promptly notify the other of the receipt of any comments of the SEC with respect to the Proxy Statement, Schedule 13E-3 or any Other Required Company Filing and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to Parent copies of all correspondence between the Company and/or any of its Representatives and the SEC with respect to the Proxy Statement, Schedule 13E-3 or any Other Required Company Filing. The Company and Parent shall each use its reasonable best efforts to promptly provide responses to the SEC with respect to all comments received in respect of the Proxy Statement or Schedule 13E-3 by the SEC and the Company shall cause the definitive Proxy Statement and Schedule 13E-3 to be mailed as promptly as reasonably practicable (and in any event no later than five Business Days) after the date the SEC staff advises that it has no further comments thereon or that the Company may commence mailing the Proxy Statement and Schedule 13E-3 (the “SEC Clearance Date”); provided that on the 10th calendar day after the filing of the preliminary Proxy Statement and Schedule 13E-3 if the SEC has not affirmatively notified the Company during such period that it will or will not be reviewing the Proxy Statement or Schedule 13E-3, then the Company shall contact the SEC on such date regarding the preliminary Proxy Statement and Schedule 13E-3 and if no response is received from the SEC then the second Business Day after such contact will be deemed the SEC Clearance Date. If necessary in order to comply with applicable securities Laws after the Proxy Statement and Schedule 13E-3 shall have been so disseminated, the Company shall disseminate as soon as practicable amended, supplemental or supplemented proxy material, and if required in connection therewith, re-solicit proxies.

(b) Cooperation. Subject to the terms and conditions set forth in this Agreement, the Company and Parent shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under this Agreement and applicable Laws, including the Antitrust Laws, to consummate and make effective the Merger as soon as practicable, including preparing and filing as promptly as practicable (and in any event shall make all filings pursuant to the HSR Act within ten days of the Agreement Date) all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Merger and the Transactions. The Company and Parent will each request early termination of the waiting period with respect to the Merger under the HSR Act and, where available, under applicable Foreign Antitrust Laws. The Company and Parent, and their respective Subsidiaries, shall (i) keep one another promptly apprised of any communications received from a Governmental Entity concerning the Merger and of the other Transactions; (ii) respond as promptly as practicable to all requests for additional information from a Governmental Entity under any Antitrust Law concerning the Merger or any of the Transactions; (iii) provide each other in advance, with a reasonable opportunity for review and comment, drafts of contemplated communications with any Governmental Entity concerning the Merger or any of the other Transactions; and (iv) provide each other advance notice of all meetings, conferences, or discussions with a Governmental Entity concerning the Merger or the other Transactions, and, unless prohibited by the Governmental Entity, permit one another to attend and participate therein either directly or through counsel. Subject to applicable Laws relating to the exchange of information, and subject to reasonable confidentiality considerations, Parent and the Company shall have the right to review in advance and, to the extent practicable, each will consult with the other on and consider in good

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faith the views of the other in connection with, all of the information relating to Parent or the Company, as the case may be, and any of their respective Subsidiaries, that appears in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Merger and the Transactions. In exercising the foregoing rights, each of the Company and Parent shall act reasonably and as promptly as practicable. Nothing in this Agreement shall require the Company or the Company’s Subsidiaries to take or agree to take any action with respect to its business or operations unless the effectiveness of such agreement or action is conditioned upon Closing; provided, that neither the Company nor any of its Affiliates shall take or agree to take any such action without the prior written consent of Parent.

(c) Information. Subject to applicable Laws, the Company and Parent each shall, upon request by the other, furnish the other with all information concerning itself, its respective Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement or any other statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Subsidiaries to any third party and/or any Governmental Entity in connection with the Merger, and shall provide the other party with final copies of any filings made with a Governmental Entity, with the exception of material responsive to a request for additional information from Government Antitrust Entities.

(d) Status. Subject to applicable Laws and the instructions of any Governmental Entity, the Company and Parent each shall keep the other apprised of the status of matters relating to completion of the Merger, including promptly furnishing the other with copies of notices or other communications received by Parent or the Company, as the case may be, or any of the Company’s Subsidiaries, from any third party and/or any Governmental Entity with respect to the Merger and the Transactions. Neither the Company nor Parent shall permit any of its officers or any other Representatives to participate in any meeting or substantive telephone discussion with any Governmental Entity in respect of any filings, investigation or other inquiry with respect to the Merger unless, to the extent practicable, (i) it consults with the other party in advance and (ii) to the extent permitted by such Governmental Entity, it gives the other party the opportunity to attend and participate in such meeting or substantive telephone discussion.

(e) Regulatory Matters. Subject to the terms and conditions set forth in this Agreement, without limiting the generality of the other undertakings pursuant to this Section 5.6, each of the Company (in the case of Section 5.5(e)(i) and Section 5.5(e)(iii) set forth below) and Parent (in all cases set forth below) agree to take or cause to be taken the following actions:

(i) the prompt provision to each and every federal, state, local or foreign court or Governmental Entity with jurisdiction over enforcement of any applicable antitrust or competition Laws (“Government Antitrust Entity”) of non-privileged information and documents requested by any Government Antitrust Entity or that are necessary, proper or advisable to permit consummation of the Transactions;

(ii) the prompt use of its reasonable best efforts to avoid the entry of any permanent, preliminary or temporary injunction or other order, decree, decision, determination or judgment that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Transactions, including, without limitation, the defense through litigation on the merits of any claim asserted in any court, agency or other proceeding by any Person, including, without limitation, any Governmental Entity, seeking to delay, restrain, prevent, enjoin or otherwise prohibit consummation of such transactions and the proffer and agreement by Parent of its willingness to sell, lease, license or otherwise dispose of, or hold separate pending such disposition, and promptly to effect the sale, lease, license, disposal and holding separate of, such assets, rights, product lines, licenses, categories of assets or businesses or other operations, or interests therein, of Parent, the Company or any of their respective Subsidiaries or Affiliates (and the entry into agreements with, and submission to orders of, the relevant Government Antitrust Entity giving effect thereto) if such action should be reasonably necessary or advisable to avoid,

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prevent, eliminate or remove the actual, anticipated or threatened (x) commencement of any proceeding in any forum or (y) issuance of any order, decree, decision, determination, judgment or Law that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Transactions by any Government Antitrust Entity (it being understood that no such action will be binding on the Company, Parent or any of their respective Affiliates unless it is contingent upon the occurrence of the Closing); provided, that neither the Company nor any of its Affiliates shall take or agree to take any such action without the prior written consent of Parent; and

(iii) the prompt use of its reasonable best efforts to take, in the event that any permanent, preliminary or temporary injunction, decision, order, judgment, determination, decree or Law is entered, issued or enacted, or becomes reasonably foreseeable to be entered, issued or enacted, in any proceeding, review or inquiry of any kind that would make consummation of the Transactions in accordance with the terms of this Agreement unlawful or that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Transactions, any and all steps (including, without limitation, the appeal thereof, the posting of a bond or the taking of the steps contemplated by clause (ii) of this paragraph (e)) necessary to resist, vacate, modify, reverse, suspend, prevent, eliminate, avoid or remove such actual, anticipated or threatened injunction, decision, order, judgment, determination, decree or enactment so as to permit such consummation on a schedule as close as possible to that contemplated by this Agreement.

(f) Notwithstanding anything to the contrary set forth in this Agreement, (i) neither the Company nor any of the Company’s Subsidiaries will be required to agree to the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments) or the provision of additional security (including a guarantee), in connection with the Merger, including in connection with obtaining any consent pursuant to any Company Material Contract, (ii) in no event will the Company, any of the Company Subsidiaries, Parent or Merger Subsidiary be required to take or commit to take any actions that would be reasonably likely to materially adversely impact or impose limitations on the ownership by Parent of any of its Subsidiaries of all or a material portion of the Company’s business or assets and (iii) in no event will Parent or Merger Subsidiary be obligated pursuant to this Agreement to, and the Company will not, without the written consent of Parent, sell, divest, license or hold separate any capital stock or other equity or voting interests or a material portion of the Company’s business or assets.

Section 5.7 Deregistration. Prior to the Closing Date, the Company shall cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the OTCQX to enable the removal by the Surviving Corporation of the Common Stock from the OTCQX and the deregistration of the Common Stock under the Exchange Act as promptly as practicable after the Effective Time.

Section 5.8 Public Announcements. The initial press release regarding the Merger shall be a joint press release and thereafter (unless and until a Change of Recommendation has occurred or in connection therewith) the Company and Parent each shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Merger and the Transactions and prior to making any filings with any third party and/or any Governmental Entity (including any national securities exchange or interdealer quotation service) with respect thereto, except in all cases as may be required by Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer quotation service or by the request of any Governmental Entity.

Section 5.9 Financing Cooperation.

(a) Prior to the Closing, the Company shall use commercially reasonable efforts to provide to Parent all cooperation reasonably requested by Parent in connection with the arrangement, syndication and

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consummation of any debt financing (the “Debt Financing” and the financing sources in respect thereof, the “Debt Financing Sources”), as determined by Parent in good faith, including, but not limited to, the following:

(i) request its independent accountants to provide reasonable assistance to Parent consistent with their customary practice;

(ii) execute and deliver any credit agreements, notes, guarantee and collateral documents, hedging arrangements, pay-off letters, other definitive financing documents, a certificate of the chief financial officer or treasurer (or other comparable officer) of any member of the Company that will be effective at the Closing certifying the solvency, after giving effect to the Closing, of such member of the Company on a consolidated basis and other customary certificates or documents as may be reasonably requested by Parent or any Debt Financing Source and otherwise reasonably facilitating the pledging of collateral; provided, that no such documentation shall be effective until immediately after the Closing;

(iii) take such other actions as reasonably requested by Parent to facilitate the satisfaction on a timely basis of all the conditions precedent to the Debt Financing; and

(iv) providing all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent required by any Debt Financing and requested at least five (5) Business Days prior to Closing, as determined by Parent in good faith.

(b) Notwithstanding anything to contrary contained in Section 5.9(a), in no event shall the Company or any of its Subsidiaries be required to (1) bear any cost or expense, pay any fee, or incur any other actual or potential liability in connection with the Debt Financing prior to the Effective Time for which it is not reimbursed or is not otherwise indemnified by or on behalf of Parent, (2) take any actions to the extent such actions would unreasonably interfere with their respective ongoing business or operations, (3) take any action that would reasonably be expected to conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under any of their respective organizational documents or any applicable laws or any other material contracts to which such Person is a party, (4) become an issuer or other obligor with respect to the Debt Financing prior to the Closing Date, (5) pledge any assets or collateral, execute any definitive agreement in respect of the Debt Financing or any closing certificate or other agreement, or incur any liability or indebtedness in connection with the Debt Financing prior to the Closing Date, or (6) execute or deliver, or take any corporate or other action to adopt or approve, any document, agreement, certificate or instrument with respect to the Debt Financing that will be effective before the Closing Date.

(c) Each of Parent and Merger Subsidiary acknowledges and agrees that (i) its obligations under this Agreement to consummate the transactions contemplated by this Agreement, including, without limitation, the Merger, shall not be conditioned in any respect on Parent’s and/or Merger Subsidiary’s receipt of proceeds from, or any other aspect of, the Debt Financing.

Section 5.10 Directors and Officers Exculpation, Indemnification and Insurance.

(a) Existing Agreements and Protections. During the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) honor and fulfill in all respects the obligations of the Company and the Company’s Subsidiaries under any and all indemnification agreements between the Company or any of the Company’s Subsidiaries and any of their respective current or former directors and officers and any person who becomes a director or officer of the Company or any of its Subsidiaries prior to the Effective Time (the “Indemnified Persons”). In addition, during the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) cause the certificates of incorporation and bylaws (and other similar organizational documents) of the Surviving Corporation and its

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Subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses with respect to acts, errors, omissions and service prior to the Effective Time that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the certificate of incorporation and bylaws (or other similar organizational documents) of the Company and the Company’s Subsidiaries as of the Agreement Date, and during such six-year period such provisions shall not be repealed, amended or otherwise modified in any manner except as required by applicable Law; provided, that the Company and Parent hereby agree that the provisions of the Certificate of Incorporation of the Surviving Corporation satisfy the requirements of this sentence with respect to the certificate of incorporation of the Company.

(b) Indemnification. Without limiting the generality of the provisions of Section 5.9(a), during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) indemnify and hold harmless each Indemnified Person to the extent currently provided for in the Company Charter Documents from and against any costs, fees and expenses (including reasonable attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, proceeding, investigation or inquiry, whether civil, criminal, administrative or investigative, to the extent such claim, proceeding, investigation or inquiry arises directly or indirectly out of or pertains directly or indirectly to (i) any action or omission or alleged action or omission in such Indemnified Person’s capacity as a director, officer, employee or agent of the Company or any of the Company’s Subsidiaries or other Affiliates (regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the Effective Time), or (ii) any of the Transactions; provided, however, that if, at any time prior to the sixth anniversary of the Effective Time, any Indemnified Person delivers to Parent a written notice asserting a claim for indemnification under this Section 5.10(b), then the claim asserted in such notice shall survive the sixth anniversary of the Effective Time until such time as such claim is fully and finally resolved. In the event of any such claim, proceeding, investigation or inquiry, (i) the Surviving Corporation shall have the right to control the defense thereof after the Effective Time, (ii) each Indemnified Person shall be entitled to retain his or her own counsel, whether or not the Surviving Corporation shall elect to control the defense of any such claim, proceeding, investigation or inquiry, (iii) the Surviving Corporation shall pay all reasonable fees and expenses of any counsel retained by an Indemnified Person promptly after statements therefor are received, whether or not the Surviving Corporation shall elect to control the defense of any such claim, proceeding, investigation or inquiry, and (iv) no Indemnified Person shall be liable for any settlement effected without his or her prior express written consent. Notwithstanding anything to the contrary set forth in this Section 5.10(b) or elsewhere in this Agreement, neither the Surviving Corporation nor any of its Affiliates (including Parent) shall settle or otherwise compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, proceeding, investigation or inquiry for which indemnification may be sought by an Indemnified Person under this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Persons from all liability arising out of such claim, proceeding, investigation or inquiry; provided, that undertakings consistent with Section 145(e) of the DGCL shall be provided by an Indemnified Person to the extent required or permitted by applicable Law or the governing documents of the Company and the Company Subsidiaries.

(c) Insurance. During the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) maintain in effect the Company’s current directors’ and officers’ liability insurance (“D&O Insurance”) in respect of acts or omissions occurring at or prior to the Effective Time, covering each person covered by the D&O Insurance, on terms with respect to the coverage and amounts that are equivalent to those of the D&O Insurance. Prior to the Effective Time, notwithstanding anything to the contrary set forth in this Agreement, the Company may purchase a six-year “tail” prepaid policy on the D&O Insurance. In the event that the Company elects to purchase such a “tail” policy prior to the Effective Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) maintain such “tail” policy in full force and effect and continue to honor their respective obligations thereunder, in lieu of all other obligations of the Surviving Corporation (and Parent) under the first sentence of this Section 5.9(c) for so long as such “tail” policy shall be

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maintained in full force and effect. In satisfying its obligations under this Section 5.10(c), the Surviving Corporation shall not be obligated to pay annual premiums in excess of three hundred percent (300%) of the amount paid by the Company for coverage for its last full fiscal year (such three hundred percent (300%) amount, the “Maximum Annual Premium”); provided that if the annual premiums of such insurance coverage exceed such amount, the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Annual Premium.

(d) Successors and Assigns. If the Surviving Corporation (or Parent) or any of its successors or assigns shall (i) consolidate with or merge into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns of the Surviving Corporation shall assume all of the obligations of the Surviving Corporation (or Parent) set forth in this Section 5.90.

(e) No Impairment; Third Party Beneficiaries. The obligations set forth in this Section 5.9 shall not be terminated, amended or otherwise modified in any manner that adversely affects any Indemnified Person (or any other person who is a beneficiary under the D&O Insurance or the “tail” policy referred to in Section 5.9(c) (and their heirs and representatives)) without the prior written consent of such affected Indemnified Person or other person who is a beneficiary under the D&O Insurance or the “tail” policy referred to in Section 5.9(c) (and their heirs and representatives). Each of the Indemnified Persons or other persons who are beneficiaries under the D&O Insurance or the “tail” policy referred to in Section 5.9(c) (and their heirs and representatives) are intended to be third party beneficiaries of this Section 5.9, with full rights of enforcement as if a party thereto. The rights of the Indemnified Persons (and other persons who are beneficiaries under the D&O Insurance or the “tail” policy referred to in Section 5.9(c) (and their heirs and representatives)) under this Section 5.9 shall be in addition to, and not in substitution for, any other rights that such persons may have under the certificates of incorporation, bylaws or other equivalent organizational documents, any and all indemnification agreements of or entered into by the Company or any of the Company’s Subsidiaries, or applicable Law (whether at law or in equity).

(f) Joint and Several Obligations. The obligations and liability of the Surviving Corporation, Parent and their respective Subsidiaries under this Section 5.9 shall be joint and several.

(g) Preservation of Other Rights. Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of the Company’s Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 5.9 is not prior to or in substitution for any such claims under such policies.

Section 5.11 Transaction Litigation. Prior to the earlier of the Effective Time or the date of termination of this Agreement pursuant to Section 7.1, the Company shall promptly notify Parent of all Legal Proceedings commenced or threatened in writing against the Company or any of the Company’s Subsidiaries, in each case in connection with, arising from or otherwise relating to the Merger or any other transaction contemplated by this Agreement (“Transaction Litigation”) (including by providing copies of all pleadings and other documentation with respect thereto) and thereafter keep Parent reasonably informed with respect to the status thereof. The Company shall (a) give Parent the opportunity to participate in the defense, settlement or prosecution of any Transaction Litigation; and (b) consult with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation. Further, the Company may not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed). For purposes of this Section 5.11, “participate” means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to the Transaction Litigation by the Company (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected), and

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Parent may offer comments or suggestions with respect to such Transaction Litigation, but will not be afforded any decision-making power or other authority over such Transaction Litigation except for the settlement or compromise consent set forth above.

Section 5.12 Rule 16b-3. Merger Subsidiary, Parent and the Company shall take all such steps as may be reasonably required to cause the Transactions, and any other dispositions of equity securities (including derivative securities) of the Company or acquisitions of equity securities of Parent by each individual who is or will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 5.13 Employee Matters.

(a) For purposes of this Section 5.13, (i) the term “Covered Employees” means employees who are actively employed by the Company or any Subsidiary of the Company at the Effective Time; and (ii) the term “Continuation Period” means the period beginning at the Effective Time and ending on the first anniversary of the Effective Time.

(b) During the Continuation Period, Parent shall, or shall cause the Surviving Corporation or any Subsidiary to, provide to the Covered Employees for so long as such Covered Employees remain employees of Parent, the Surviving Corporation or any Subsidiary of the Company during the Continuation Period, compensation (such term to include salary, annual cash bonus opportunities, commissions and severance) and benefits that are in the aggregate, no less favorable than the compensation (excluding any equity or equity-based compensation, retention, change of control, transaction or similar bonuses, and nonqualified deferred compensation) and benefits (excluding, any defined benefit pension plan or retiree medical benefits) being provided to Covered Employees immediately prior to the Effective Time.

(c) In the event any Covered Employee first becomes eligible following the Effective Time and in the plan year in which the Effective Time occurs to participate under any employee benefit plan, program, policy, or arrangement of Parent or the Surviving Corporation or any of their respective Subsidiaries that is a health benefit plan (a “Parent Employee Benefit Plan”) Parent shall, or shall cause the Surviving Corporation to use commercially reasonable efforts to: (i) waive any preexisting condition exclusions and waiting periods with respect to participation and coverage requirements applicable to any Covered Employee under any Parent Employee Benefit Plan providing medical, dental, or vision benefits to the same extent such limitation would have been waived or satisfied under the analogous Company Employee Benefit Plan the Covered Employee participated in immediately prior to coverage under the Parent Employee Benefit Plan; and (ii) use commercially reasonable efforts to provide each Covered Employee with credit for any copayments and deductibles paid prior to the Covered Employee’s coverage under any Parent Employee Benefit Plan providing medical, dental or vision benefits during the calendar year in which the Effective Time occurs in which such amount was paid, to the same extent such credit was given under the analogous Company Employee Benefit Plan that the Covered Employee participated in immediately prior to coverage under the Parent Employee Benefit Plan, in satisfying any applicable deductible or out-of-pocket requirements under the Parent Employee Benefit Plan.

(d) As of the Effective Time, Parent shall recognize, or shall cause the Surviving Corporation and their respective Subsidiaries to recognize, all service of each Covered Employee prior to the Effective Time, to the Company (or any predecessor entities of the Company or any of the Company’s Subsidiaries) for vesting and eligibility purposes (but not for benefit accrual purposes, except for vacation and severance, as applicable, and not for any purpose under any equity-based plan or arrangement) to the same extent as such Covered Employee was entitled, before the Effective Time, to credit for such service under any similar Company Plan (other than any equity-based plan) in which such Covered Employee participated immediately prior to the Effective Time. In no event shall anything contained in this Section 5.13(d) result in any duplication of benefits or compensation for the same period of service.

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(e) Nothing in this Section 5.12 shall (i) be construed to limit the right of Parent or any of its Affiliates (including, following the Effective Time, the Surviving Corporation) to amend, modify or terminate any Company Plan, Company Employee Benefit Plan, or other benefit or compensation plan program, policy, contract, agreement or arrangement (ii) be construed to establish or modify or amend benefit or compensation plan, program, agreement or arrangement, (iii) be construed to require Parent or any of its Affiliates (including, following the Effective Time, the Surviving Corporation or any of its Subsidiaries) to retain the employment or service of or provide any particular term or condition of employment or service to any particular Person for any fixed period of time following the Effective Time, or to limit the ability of Parent or any of its Affiliates (including, following the Effective Time, the Surviving Corporation or any of its Subsidiaries) to terminate the employment or service of any Person at any time and for any or no reason, or (iv) be construed to create any rights or remedies including any third party beneficiary rights in any Person not a party to this Agreement.

Section 5.14 Confidentiality. The parties hereto acknowledge that Parent and the Company have previously executed a confidentiality agreement, dated as of December 14, 2016 (the “Confidentiality Agreement”), which Confidentiality Agreement shall continue in full force and effect in accordance with its terms, except as expressly modified herein.

Section 5.15 Obligations of Merger Subsidiary. Parent shall take all action necessary to cause Merger Subsidiary and the Surviving Corporation to perform their respective obligations under this Agreement and to consummate the Merger and the Transactions upon the terms and subject to the conditions set forth in this Agreement. Parent and Merger Subsidiary will be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to and in accordance with this Agreement.

Section 5.16 Parent Vote. Subject to the Voting Agreements, immediately following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of Merger Subsidiary, will execute and deliver to Merger Subsidiary and the Company a written consent approving the Merger in accordance with the DGCL.

Section 5.17 Director and Officer Resignations. The Company shall cause (a) each member of the Company Board, (b) each director or manager of each Company Subsidiaries and/or (c) each officer of each of the Company and each Company Subsidiary, in each case, if requested by the Parent to the Company in writing at least three Business Days prior to the Closing, to tender his or her resignation effective as of the Closing, as the case may be and shall cause the Company Board and the board (or equivalent governing body) of any relevant Company Subsidiary to pass any relevant resolutions and make any necessary filings in connection with any such resignations.

Section 5.18 Actions Taken at the Direction of the Beneficial Owners. Notwithstanding any other provision of this Agreement to the contrary, the Company shall not be deemed to be in breach of any representation, warranty, covenant or agreement hereunder, including, without limitation, Article III and Article V hereof, if the alleged breach is the proximate result of action or inaction by the Company at the express written direction of any Beneficial Owner, regardless of whether there is any approval by or direction from the Company Board (acting with the concurrence of the Special Committee) or the Special Committee.

ARTICLE VI

CONDITIONS TO MERGER

Section 6.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction (or waiver by the party entitled to the benefit thereof) at or prior to the Effective Time of the following conditions:

(a) Company Stockholder Approval. Company Stockholder Approval shall have been obtained.

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(b) Governmental Approvals. The waiting periods (and any extensions thereof) applicable to the consummation of the Merger under the HSR Act and any other applicable Antitrust Law shall have expired or been terminated, and the consents, approvals, permits, Orders, declarations or filings with, or notice to, any Governmental Entity (each, a “Governmental Approval”) to the consummation of the Merger set forth on Section 6.1(a) of the Company Disclosure Schedules shall have been obtained.

(c) No Legal Prohibition. No Governmental Entity of competent jurisdiction shall have:

(i) enacted, issued, promulgated, entered, enforced or deemed applicable to the Merger any applicable Law that is in effect and has the effect of making the Merger illegal or which has the effect of prohibiting the consummation of the Merger; or

(ii) issued or granted any Order (whether temporary, preliminary or permanent) that has the effect of making the Merger illegal or which has the effect of prohibiting the consummation of the Merger.

Section 6.2 Additional Parent and Merger Subsidiary Conditions. The obligations of Parent and Merger Subsidiary to consummate the Merger shall be further subject to the satisfaction or waiver of each of the following conditions at or prior to the Closing:

(a) Compliance with Agreements and Covenants. The Company shall have performed in all material respects its agreements, covenants and other obligations required by this Agreement to be performed or complied with by the Company at or prior to the Closing Date.

(b) Accuracy of Representations and Warranties. (a) The representations and warranties of the Company set forth in (i) Section 3.1 (Organization; Standing), Section 3.3 (Authority; Noncontravention), Section 3.6 (Absence of Certain Changes) and Section 3.17 (No Brokers), and Section 3.21 (No Rights Agreement) shall be true and correct in all material respects as of the Agreement Date and as of immediately prior to the Closing as if made at and as of such time, except for any failure to be so true and correct as of such date which has not had, or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; and (ii) Section 3.2 (Capitalization) shall be true and correct in all respects as of the Agreement Date and as of immediately prior to the Closing as if made at and as of such time, other than any inaccuracies that would not reasonably be expected to result in additional cost, expense or liability to Parent or its Subsidiaries (including, after the Closing, the Surviving Corporation) of more than $500,000 in the aggregate (in each case, without giving effect to any limitation as to “material,” “materiality” or “Company Material Adverse Effect” set forth in such representations and warranties); and (b) the Company shall have performed or complied in all material respects with its obligations or covenants required by this Agreement to be performed or complied with by it prior to the Effective Time.

(c) Receipt of Officers’ Certificate. Parent and Merger Subsidiary shall have received a certificate, signed for and on behalf of the Company by the chief executive officer and the chief financial officer of the Company, certifying the satisfaction of the conditions set forth in Section 6.2(a) and Section 6.2(b).

(d) No Company Material Adverse Effect. Since the Agreement Date, there shall not have occurred or arisen any Company Material Adverse Effect that is continuing.

Section 6.3 Additional Company Conditions. The obligations of the Company to consummate the Merger shall be further subject to the satisfaction or waiver of each of the following conditions prior to or at the Closing:

(a) Compliance with Agreements and Covenants. Parent and Merger Subsidiary shall have performed or complied in all material respects with all agreements, covenants and obligations required by this Agreement to be performed or complied with by each of them at or prior to the Closing Date.

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(b) Accuracy of Representations and Warranties. The representations and warranties of Parent and Merger Subsidiary set forth in this Agreement that are qualified by “materiality” shall be true and correct in all respects on and as of the Agreement Date and the Closing Date with the same force and effect as if made on and as of such time (except where any failures of any such representations and warranties to be true and correct (and in each case, without giving effect to any limitation as to “material” or “materiality” set forth in such representations and warranties) have not had and would not reasonably be expected to have a material adverse effect on the ability of Parent and Merger Subsidiary to consummate the Transactions; provided that the representations and warranties that are not so qualified by “materiality” shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on and as of such date (except for those representations and warranties which address matters only as of a particular date, which representations shall have been true and correct in all material respects as of such particular date). Each of Parent and Merger Subsidiary shall have performed or complied in all material respects with its obligations or covenants required by this Agreement to be performed or complied with by it prior to the Effective Time.

(c) Receipt of Officers’ Certificate. The Company shall have received a certificate, signed for and on behalf of Parent and Merger Subsidiary by a duly authorized officer of each of Parent and Merger Subsidiary, certifying the satisfaction of the conditions set forth in this Section 6.3

(d) Contribution of Rollover Shares. The Rollover Investors shall have contributed the Rollover Shares to Parent pursuant to the Rollover Agreement.

ARTICLE VII

TERMINATION

Section 7.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after receipt of the Company Stockholder Approval (except as provided herein), only as follows:

(a) by mutual written agreement of Parent and the Company; or

(b) by either Parent or the Company if the Effective Time shall not have occurred on or before June 4, 2018 (the “Termination Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(b) shall not be available to any party hereto if the failure of the Closing to occur by the Termination Date was proximately caused by a material breach or inaccuracy of any of the representations, warranties, covenants, obligations or agreements hereunder of the party seeking to terminate this Agreement such that the other party has the right to terminate this Agreement pursuant to Section 7.1(d) or (g) as applicable; or

(c) by either Parent or the Company if any Order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall be come final and nonappealable (whether before or after the receipt of the Company Stockholder Approval); or

(d) by the Company in the event (i) of a breach of any covenant or agreement on the part of Parent or Merger Subsidiary set forth in this Agreement or (ii) that any of the representations and warranties of Parent and Merger Subsidiary set forth in this Agreement shall have been inaccurate when made or shall have become inaccurate, in either case such that the conditions set forth in Section 6.3(a) and Section 6.3(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate; provided, however, that notwithstanding the foregoing, in the event that such breach by Parent or Merger Subsidiary or such inaccuracies in the representations and warranties of Parent or Merger Subsidiary are curable by Parent or Merger Subsidiary through the exercise of commercially reasonable efforts, then the Company shall not be permitted to terminate this Agreement pursuant to this Section 7.1(d) until the earlier to occur of (A) 30 calendar days after delivery of written notice from the Company to Parent of such breach or

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inaccuracy, as applicable or (B) Parent or Merger Subsidiary ceasing or failing to exercise and continuing not to exercise commercially reasonable efforts to cure such breach or inaccuracy (it being understood that the Company may not terminate this Agreement pursuant to this Section 7.1(d) if such breach or inaccuracy by Parent or Merger Subsidiary is cured within such 30 calendar day period); provided, that the Company is not then in material breach of any of its covenants or agreements set forth herein and none of the representations and warranties of the Company set forth in this Agreement are or have become inaccurate in any material respect such that Parent has the right to terminate this Agreement pursuant to Section 7.1(g); or

(e) by the Company in the event that (i) all of the conditions set forth in Section 6.1 and Section 6.2 have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing), (ii) Parent and Merger Subsidiary have failed to consummate the Merger at the Closing pursuant to Section 1.1, (iii) the Company has irrevocably notified Parent in writing that (A) the Company is ready, willing and able to consummate the Merger, and (B) all conditions set forth in Section 6.3 have been and continue to be satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) or that it is willing to waive any unsatisfied conditions set forth in Section 6.3, (iv) the Company has given Parent written notice at least three Business Days prior to such termination stating the Company’s intention to terminate this Agreement pursuant to this Section 7.1(e) if Parent and Merger Subsidiary fail to consummate the Merger, and (iv) Parent and Merger Subsidiary fail to consummate the Merger on the later of the expiration of such three Business Day period and the date set forth in the foregoing notice; or

(f) by the Company at any time prior to the time the Company Stockholder Approval is obtained, if the Special Committee authorizes the Company, subject to complying in all respects with the terms of Section 5.3 (other than any immaterial or inadvertent breaches thereof not intended to result in an Acquisition Proposal) to enter into a definitive agreement with respect to a Superior Proposal; or

(g) by Parent in the event (i) of a breach of any covenant or agreement on the part of the Company set forth in this Agreement or (ii) that any of the representations and warranties of the Company set forth in this Agreement shall have been inaccurate when made or shall have become inaccurate, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b), as applicable, would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate, as applicable; provided, however, that notwithstanding the foregoing, in the event that such breach by the Company or such inaccuracies in the representations and warranties of the Company are curable by the Company through the exercise of commercially reasonable efforts, then Parent shall not be permitted to terminate this Agreement pursuant to this Section 7.1(g) until the earlier to occur of (A) 30 calendar days after delivery of written notice from the Parent to the Company of such breach or inaccuracy, as applicable or (B) the Company ceasing to exercise and continuing not to exercise commercially reasonable efforts to cure such breach or inaccuracy (it being understood that Parent and Merger Subsidiary may not terminate this Agreement pursuant to this Section 7.1(g) if such breach or inaccuracy by the Company is cured within such 30 calendar day period); or

(h) by Parent in the event that (i) the Company Board (or any committee thereof) shall have effected and not withdrawn a Change of Recommendation or (ii) there has been a material and willful breach of Section 5.3; provided, however, that Parent’s right to terminate this Agreement pursuant to this Section 7.1(h) will expire at 5:00 p.m., Central time, on the tenth Business Day following the later of the date on which such right to terminate first arose or Parent becomes aware of such right to terminate.

Section 7.2 Notice of Termination. A party terminating this Agreement pursuant to Section 7.1 (other than Section 7.1(a)) shall deliver a written notice to the other party setting forth specific basis for such termination and the specific provision of Section 7.1 pursuant to which this Agreement is being terminated. A valid termination of this Agreement pursuant to Section 7.1 (other than Section 7.1(a)) shall be effective upon receipt by the non-terminating party of the foregoing written notice.

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Section 7.3 Effect of Termination. In the event of a valid termination of this Agreement pursuant to Section 7.1, this Agreement shall be of no further force or effect without liability of any party or parties hereto, as applicable (or any stockholder, director, manager, officer, employee, agent, consultant or representative of such party or parties) to the other party or parties hereto, as applicable, except (a) for the terms of Section 5.8, Section 5.14, Section 7.3, Section 7.4 and Article VIII, each of which shall survive the termination of this Agreement, and (b) that nothing herein shall relieve any party or parties hereto, as applicable, from liability for any fraud committed in connection with this Agreement or any of Transactions. In addition to the foregoing, no termination of this Agreement shall affect the obligations of the parties hereto set forth in the Confidentiality Agreement and the Guarantee, all of which shall survive termination of this Agreement in accordance with their respective terms and remain fully enforceable in accordance with their respective terms.

Section 7.4 Termination Fee.

(a) Company Termination Fee.

(i) In the event that this Agreement is terminated pursuant to Section 7.1(f), then as a condition to such termination of this Agreement, the Company shall pay to Parent an amount equal to Parent’s reasonable and documented out-of-pocket fees and expenses (including legal fees and expenses) incurred by Parent and its Affiliates on or prior to the termination of this Agreement in connection with the Transactions, in an amount not to exceed $2,000,000 (the “Company Termination Fee”) by wire transfer of immediately available funds to an account or accounts designated in writing by Parent, upon the closing of the transaction that is the subject of the Superior Proposal.

(ii) The parties hereto acknowledge and hereby agree that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion, whether or not the Company Termination Fee may be payable under more than one provision of this Agreement at the same or at different times and the occurrence of different events.

(b) Acknowledgement. Each of the parties acknowledges and agrees that (i) the agreements contained in this Section 7.4 are an integral part of the Transactions, (ii) the damages resulting from termination of this Agreement under circumstances where a Company Termination Fee is payable are uncertain and incapable of accurate calculation and therefore, the amounts payable pursuant to Section 7.4(a) are not a penalty but rather constitute liquidated damages in a reasonable amount that will compensate Parent for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions, and (iii) without the agreements contained in this Section 7.4, the parties would not have entered into this Agreement.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.1 Amendment or Supplement. Subject to applicable Law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of Parent, Merger Subsidiary and the Company; provided, however, that in the event that the adoption of this Agreement has been approved by the stockholders of the Company or by the sole stockholder of Merger Subsidiary in accordance with the DGCL, no amendment shall be made to this Agreement that requires the approval of such stockholders of the Company or of the sole stockholder of Merger Subsidiary without such approval. Notwithstanding anything to the contrary contained herein, Section 5.9 and Section 8.8 may not be modified or amended in a manner that is adverse in any respect to the Debt Financing Source with the written consent of the Debt Financing Source.

Section 8.2 Extension of Time, Waiver, etc. At any time prior to the Effective Time, any party may, subject to applicable Law: (a) waive any inaccuracies in the representations and warranties of any other party

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hereto; provided, however, that after adoption of this Agreement by the holders of Company Capital Stock (if applicable), no waiver shall be made which would pursuant to applicable Law require further approval by such holders without obtaining such further approval; (b) extend the time for the performance of any of the obligations or acts of any other party hereto; or (c) to the extent permitted by applicable Law, waive compliance by the other party with any of the agreements contained in this Agreement or, except as otherwise provided in the Agreement, waive any of such party’s conditions. Notwithstanding the foregoing, no failure or delay by the Company, Merger Subsidiary or Parent in exercising any right hereunder shall operate as a waiver of rights, nor shall any single or partial exercise of such rights preclude any other or further exercise of such rights or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

Section 8.3 No Additional Representations; No Survival. To the fullest extent permitted by applicable Law, none of the Company, Merger Subsidiary, Parent, their respective Affiliates or their respective Subsidiaries, stockholders, controlling Persons or Representatives shall have any liability or responsibility whatsoever to any other party hereto, its Affiliates or any of their respective Subsidiaries, stockholders, controlling Persons or Representatives on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon any information provided or made available, or statements made (or any omissions therefrom), to such party, its Affiliates or any of their respective Subsidiaries, stockholders, controlling Persons or Representatives, including in respect of the specific representations and warranties of the Company set forth in Article III and in respect of the specific representations and warranties of Merger Subsidiary and Parent set forth in Section 3.1, except as and only to the extent expressly set forth in this Agreement with respect to such representations and warranties, subject to the limitations and restrictions contained in this Agreement. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the earlier of the Closing or the termination of this Agreement. This Section 8.3 shall not limit the survival of any covenant or agreement of the parties hereto contained in this Agreement which by its terms contemplates performance after the earlier of the Closing or the termination of this Agreement.

Section 8.4 Entire Agreement; No Third Party Beneficiary. This Agreement, including the exhibits and annexes hereto, the Company Disclosure Schedules, the documents and instruments relating to the Merger referred to in this Agreement (including the Voting Agreements, the Rollover Agreement, the Guarantee and the Confidentiality Agreement), constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter of this Agreement, provided, however, the Voting Agreements, the Rollover Agreement, the Guarantee and the Confidentiality Agreement shall not be superseded, shall survive any termination of this Agreement and shall continue in full force and effect until the earlier to occur of (a) the Effective Time and (b) the date on which the Voting Agreements, the Rollover Agreement, the Guarantee, or the Confidentiality Agreement, as applicable, is terminated in accordance with its terms. EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, NEITHER PARENT AND MERGER SUBSIDIARY, ON THE ONE HAND, NOR THE COMPANY, ON THE OTHER HAND, MAKES ANY REPRESENTATIONS OR WARRANTIES TO THE OTHER, AND EACH PARTY HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OR AS TO THE ACCURACY OR COMPLETENESS OF ANY OTHER INFORMATION, MADE (OR MADE AVAILABLE) BY ITSELF OR ANY OF ITS REPRESENTATIVES, WITH RESPECT TO, OR IN CONNECTION WITH, THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER’S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING. This Agreement is not intended, and shall not be deemed, to create any agreement of employment with any person, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiary hereto, except with respect to the directors and officers of the Company covered by Section 5.9.

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Section 8.5 Applicable Law; Jurisdiction; WAIVER OF JURY TRIAL.

(a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH, AND ALL ACTIONS, SUITS AND PROCEEDINGS ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT THIS AGREEMENT SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ANY CHOICE OR CONFLICTS OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. The parties hereto hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such Court of Chancery declines to accept jurisdiction over any action, suit or proceeding, the federal courts of the United States of America located in the County of New Castle, Delaware, solely in respect of the interpretation and enforcement of the provisions of (and any claim or cause of action arising under or relating to) this Agreement and of the documents referred to in this Agreement, and in respect of the Transactions, and hereby irrevocably waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims relating to such action, proceeding or transactions shall be heard and determined in such courts. The parties hereto hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute, agree that a final judgment in any such action suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner provided by Law (provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment), and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8.8 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY HEREBY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS Section 8.5. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES HERETO IRREVOCABLY TO WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTIONS, SUIT OR PROCEEDING WHATSOEVER BETWEEN OR AMONG THEM RELATING TO THIS AGREEMENT OR THE TRANSACTIONS.

(c) The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that, subject to Section 7.4, (A) the parties hereto will

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be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; (B) the provisions of Section 7.4 are not intended to and do not adequately compensate the Company, on the one hand, or Parent and Merger Subsidiary, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any party’s right to an injunction, specific performance and other equitable relief; and (C) the right of specific enforcement is an integral part of the Transactions and without that right, neither the Company nor Parent would have entered into this Agreement. Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to seek specific performance to and to cause Parent or Merger Subsidiary to consummate the Merger on the terms and subject to the conditions in this Agreement, if, and only if, (A) all conditions set forth in Section 6.1 and Section 6.2 (other than those conditions that by their nature are to be satisfied at the Closing, provided that such conditions are reasonably capable of being satisfied) have been satisfied or waived, and (B) the Company has irrevocably confirmed in a written notice to Parent that (1) all of the conditions set forth in Section 6.1 and Section 6.2 (other than those conditions that by their nature are to be satisfied at the Closing, provided that such conditions are reasonably capable of being satisfied) have been satisfied or waived, and (2) if specific performance is granted, then the Closing will occur.

(d) Each party hereto acknowledges and agrees that the rights to an injunction, specific performance or other equitable remedy contemplated herein are an integral part of the Transactions and without such right, none of the parties hereto would have entered into this Agreement. The parties hereto hereby agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by any party hereto, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of any party under this Agreement. Any party hereto seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each party hereto irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. The parties hereto further agree that (i) by seeking the remedies provided for in this Section 8.5, a party hereto shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 8.5 are not available or otherwise are not granted, and (ii) nothing set forth in this Section 8.5 shall require any party hereto to institute any proceeding for (or limit any party’s right to institute any proceeding for) specific performance under this Section 8.5 prior or as a condition to exercising any termination right under Article VII (and pursuing damages after such termination), nor shall the commencement of any legal proceeding pursuant to this Section 8.5 or anything set forth in this Section 8.5 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Article VII or pursue any other remedies under this Agreement that may be available then or thereafter.

(e) Notwithstanding anything to the contrary in this Agreement, to the extent any party hereto brings an action, suit or proceeding to enforce specifically the performance of the terms and provisions of this Agreement (other than an action to specifically enforce any provision that expressly survives termination of this Agreement) when expressly available to such party pursuant to the terms of this Agreement, the Termination Date shall automatically be extended to (i) the twentieth (20th) business day following the resolution of such action, suit or proceeding, or (ii) such other time period established by the court presiding over such action, suit or proceeding.

(f) Notwithstanding anything to the contrary in this Agreement, in the event that the Company pursues the collection of damages from Parent, Merger Subsidiary or any of their Affiliates, in connection with this Agreement or the Transactions (other than for fraud), (i) the parties hereto agree that such damages shall not in any event be in excess of the amount of the aggregate Merger Consideration, (ii) the receipt of such damages shall be the Company’s sole and exclusive remedy under this Agreement and shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by the Company or any of its Affiliates in

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connection with this Agreement (and the termination hereof), the transactions contemplated hereby (and the abandonment thereof) or any matter forming the basis for such termination, (iii) notwithstanding anything to the contrary herein, the Company shall no longer be entitled to seek specific performance pursuant to this Section 8.5 and (iv) none of the Company nor any of its Affiliates shall be entitled to bring or maintain any other Legal Proceeding against Parent, Merger Subsidiary or any of their respective Affiliates arising out of this Agreement, any of the transactions contemplated hereby or any matters forming the basis for such damages claim and the Company shall cause any such Legal Proceeding brought by the Company or its Affiliates, and shall use its commercially reasonable efforts (which shall be understood not to include the payment of any out-of-pocket monies or the agreement to any material undertaking) to cause any Legal Proceeding brought by any other Person, to be dismissed with prejudice promptly (or not undertaken, as applicable) and in any event within three Business Days from the payment of such damages. Nothing in this Section 8.5(f) shall limit or restrict the right or ability of the Company to pursue its rights under Section 8.6.

Section 8.6 Attorneys’ Fees. In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

Section 8.7 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void, except that Merger Subsidiary may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any one or more direct or indirect wholly owned Subsidiaries of Parent without the consent of the Company, but no such assignment shall relieve Merger Subsidiary of any of its obligations under this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

Section 8.8 Certain Provisions Regarding Debt Financing Sources. Notwithstanding anything to the contrary contained in this Agreement, each of the parties hereto: (i) agrees that it will not bring or support any person in any action, suit, proceeding, cause of action, claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any of the Debt Financing Sources (which defined term for the purposes of this provision shall include the Debt Financing Sources and their respective affiliates, equityholders, members, partners, officers, directors, employees, agents, advisors, representatives, successors or assigns of the foregoing) in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including, but not limited to, any dispute arising out of or relating in any way to the executed commitment letter and fee letter, dated as of the date hereof, from the Debt Financing Sources (collectively, the “Debt Commitment Letter”) or the performance thereof or the Debt Financing contemplated thereby, in any forum other than the federal and New York state courts located in the Borough of Manhattan within the City of New York; (ii) agrees that, except as specifically set forth in the Debt Commitment Letter, all claims or causes of action (whether at law, in equity, in contract, in tort or otherwise) against any of the Debt Financing Sources in any way relating to this Agreement, the Debt Commitment Letter or the performance thereof or the financings contemplated thereby, shall be exclusively governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to principles or rules or conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction; and (iii) hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation (whether in law or in equity, whether in contract or in tort or otherwise) directly or indirectly arising out of or relating in any way to this Agreement, the Debt Commitment Letter or the performance thereof or the financings contemplated thereby. Notwithstanding anything to the contrary contained in this Agreement, (a) the Company and its subsidiaries, affiliates, directors, officers, employees, agents, partners, managers, members or stockholders shall not have any rights or claims against any Debt Financing Sources in any way relating to this Agreement or any of the transactions contemplated by this Agreement, or in respect of any, or in respect of any oral representations made or alleged to have been made in connection

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herewith or therewith, including any dispute arising out of or relating in any way to the Debt Commitment Letter or the performance thereof or the financings contemplated thereby, whether at law or equity, in contract, in tort or otherwise and (b) no Debt Financing Source shall have any liability (whether in contract, in tort or otherwise) to any of the Company or its subsidiaries, affiliates, directors, officers, employees, agents, partners, managers, members or stockholders for any obligations or liabilities of any party hereto under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby and thereby or in respect of any oral representations made or alleged to have been made in connection herewith or therewith, including any dispute arising out of or relating in any way to the Debt Commitment Letter or the performance thereof or the financings contemplated thereby, whether at law or equity, in contract, in tort or otherwise. Notwithstanding anything to the contrary contained in this Agreement, the Debt Financing Sources are intended third-party beneficiaries of, may enforce, and shall be entitled to the protections of this Section 8.8.

Section 8.9 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a “portable document format” (“.pdf”) document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.9):

if to Merger Subsidiary or Parent:

Francisco Partners IV L.P.

One Letterman Drive

Building C - Suite 410

San Francisco, CA 94129

Attention: Leonid Rozkin

with a copy to (which copy shall not constitute notice):

Kirkland & Ellis LLP

3330 Hillview Ave

Palo Alto, CA 94304

Attention: Adam D. Phillips, P.C., Robert E. Goedert

if to the Company:

Connecture, Inc.

18500 West Corporate Drive, Suite 250

Brookfield, WI 53045

Attention: Special Committee Chair

with copies to (which copies shall not constitute notice):

DLA Piper LLP (US)

401 Congress Ave., Suite 2500

Austin, TX 78701

Attention: Joseph G. Silver and Samer M. Zabaneh

Potter Anderson & Corroon LLP

1313 North Market Street

P.O. Box 951

Wilmington, DE 19899-0951

Attention: T. Brad Davey

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Section 8.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

Section 8.11 Construction.

(a) For purposes of this Agreement, whenever the context requires: (i) the singular number shall include the plural, and vice versa; (ii) the masculine gender shall include the feminine and neuter genders; (iii) the feminine gender shall include the masculine and neuter genders; and (iv) the neuter gender shall include the masculine and feminine genders.

(b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

(e) The phrases “provided to,” “furnished to,” and phrases of similar import when used herein, unless the context otherwise requires, means that a copy of the information or material referred to has been provided to the party to whom such information or material is to be provided, including by means of being provided for review in the virtual data room set up by the Company in connection with this Agreement at least two Business Days prior to the Agreement Date.

Section 8.12 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

Section 8.13 Counterparts; Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

FP HEALTHCARE HOLDINGS, INC.

By:	/s/ Ezra Perlman

Name:	Ezra Perlman

Title:	President

FP HEALTHCARE MERGER SUB CORPORATION

By:	/s/ Ezra Perlman

Name:	Ezra Perlman

Title:	President

CONNECTURE, INC.

By:	/s/ Jeffery A. Surges

Name:	Jeffery A. Surges

Title:	President and CEO

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EXHIBIT A

DEFINITIONS

1.1 Cross Reference Table. The following terms defined elsewhere in this Agreement in the Sections set forth below will have the respective meanings therein defined.

Terms	Definition
Agreement	Preamble
Agreement Date	Preamble
Alternative Acquisition Agreement	Section 5.3(d)
Anticorruption Laws	Section 3.24
Balance Sheet Date	Section 3.5(c)
Bankruptcy and Equity Exception	Section 3.3(a)
Business Information Systems	Section 3.13(c)
Capitalization Date	Section 3.2(a)
Certificate of Merger	Section 1.1(c)
Certificates	Section 1.3(a)
Change of Recommendation	Section 5.3(d)
claim	Section 4.11
Closing	Section 1.1(b)
Closing Date	Section 1.1(b)
Company	Preamble
Company Board	RECITALS
Company Disclosure Schedules	Article III Preamble
Company Material Contract	Section 3.15(a)
Company Option Merger Consideration	Section 1.5(a)
Company Recommendation	Section 3.3(c)
Company Registered IP	Section 3.13(a)
Company RSU Merger Consideration	Section 1.5(b)
Company SEC Documents	Section 3.5(a)
Company Securities	Section 3.2(b)
Company Stockholder Approval	Section 4.8
Company Termination Fee	Section 7.4(a)
Confidentiality Agreement	Section 5.14
Continuation Period	Section 5.13(a)
Contract	Section 3.3(b)
Covered Employees	Section 5.13(a)
D&O Insurance	Section 5.10(c)
debt	Section 4.11
Debt Commitment Letter	Section 8.8
Debt Financing	Section 5.9(a)
Debt Financing Sources	Section 5.9(a)
DGCL	Section 1.1(a)
Dissenting Shares	Section 1.4
Effective Time	Section 1.1(c)
Exchange Agent	Section 1.3(a)
Exchange Fund	Section 1.3(a)
Excluded Party	Section 5.3(c)
FCPA	Section 3.24

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Terms	Definition
Filed SEC Documents	Article III Preamble
Foreign Antitrust Laws	Section 3.4
Guarantors	RECITALS
Guarantee	RECITALS
Go-Shop Period End Date	Section 5.3(a)
Government Antitrust Entity	Section 5.6(e)(i)
Governmental Approvals	Section 6.1(b)
Government Official	Section 3.24
Guarantee	RECITALS
Guarantors	RECITALS
HIPAA	Section 3.27
Indemnified Persons	Section 5.10(a)
Interim Period	Section 5.1
Maximum Annual Premium	Section 5.10(c)
Merger	RECITALS
Merger Consideration	Section 1.2(a)
Merger Subsidiary	Preamble
Money Laundering Laws	Section 3.26
Notice Period	Section 5.3(d)
Notice of Superior Proposal	Section 5.3(d)
OTCQX	Section 3.4
Other Required Company Filing	Section 5.4(b)
Parent	Preamble
Parent Disclosure Schedules	Article IV Preamble
Parent Employee Benefit Plan	Section 5.13(c)
Permits	Section 3.8
Proxy Statement	Section 5.4(a)
Non-Rolling Stockholders	RECITALS
SEC	Article III Preamble
SEC Clearance Date	Section 5.6(a)
Solicited Person	Section 5.3(a)
Solvent	Section 4.11
Special Committee	RECITALS
Stockholders Meeting	Section 5.5
Surviving Corporation	Section 1.1(a)
Termination Date	Section 7.1(b)
Transaction Litigation	Section 5.11
Uncertificated Shares	Section 1.3(a)
Voting Agreements	RECITALS

1.2 Certain Definitions. The following terms, as used herein, have the following meanings, which meanings shall be applicable equally to the singular and plural of the terms defined:

“2010 Plan” means the Company’s 2010 Equity Incentive Plan.

“2014 Plan” means the Company’s 2014 Equity Incentive Plan.

“Acquisition Proposal” means a bona fide proposal or offer with respect to any transaction or series of related transactions (other than the Merger) that, if consummated, would result in a Person owning, directly or indirectly, (a) more than 20% of the outstanding shares of the Company Common Stock or other securities of the Company or (b) more than 20% of the assets of the Company and the Company’s Subsidiaries.

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“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Affiliate Arrangements” means any Contracts (excluding employment agreements with officers entered into in the ordinary course of business) between the Company, on the one hand, and any director, officer or stockholder (in each case, in his, her or its capacity as such) of the Company or its Affiliates, on the other hand, which is currently in effect.

“Antitrust Law” means the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, the HSR Act, and all other Laws, including merger control Laws and Foreign Antitrust Laws, prohibiting, limiting, or promulgated or intended to govern conduct having the purpose or effect of monopolization, restraint of trade, or substantial lessening of competition.

“Beneficial Owners” means Francisco Partners IV, L.P. and any of its Affiliates (other than the Company).

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in Brookfield, Wisconsin or San Francisco, California are authorized or required by Law to be closed for business.

“Bylaws” means the Amended and Restated Bylaws of the Company, as may be amended and restated from time to time.

“Certificate of Incorporation” means the Sixth Amended and Restated Certificate of Incorporation of the Company, as amended by the Series A Certificate of Designations and the Series B Certificate of Designation and as may be further amended from time to time.

“Code” means Internal Revenue Code of 1986, as amended.

“Company Affiliate” means any Person under common control with the Company within the meaning of Section 414(b), Section 414(c), Section 414(m) or Section 414(o) of the Code, and the regulations issued thereunder.

“Company Capital Stock” means the Company Common Stock, the Series A Preferred Stock and the Series B Preferred Stock.

“Company Charter Documents” means the Certificate of Incorporation and Bylaws.

“Company Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company Employee” means any current employee, officer or director of the Company or any of the Company’s Subsidiaries.

“Company Employee Benefit Plan” means an Employee Benefit Plan (i) maintained, adopted, sponsored, contributed or required to be contributed to by the Company or any of the Company’s Subsidiaries or any Entity with which the Company or any of the Company’s Subsidiaries is considered a single employer under Section 414(b), (c) or (m) of the Code with respect to any current or former employee, officer or director of the Company or any of the Company’s Subsidiaries or any beneficiary or dependent thereof, or (ii) under or with respect to which the Company or any of the Company’s Subsidiaries or any Company Affiliate has or would have any liability or obligation.

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“Company Equity Awards” means the Company Options and Company RSUs.

“Company Lease” means any lease, sublease, sub-sublease, license and other agreement under which the Company or any of its Subsidiaries leases, subleases, licenses, uses or occupies (in each case whether as landlord, tenant, sublandlord, subtenant or by other occupancy arrangement), or has the right to use or occupy, now or in the future, any real property.

“Company Leased Real Property” means all right, title and interest of the Company and its Subsidiaries to any leasehold interests in any material real property, together with all buildings, structures, improvements and fixtures thereon.

“Company Material Adverse Effect” means any event, effect, occurrence, fact, circumstance, condition or change that, individually or in the aggregate, has had or would be reasonably likely to have a material adverse effect on (a) the business, operations, condition (financial or otherwise) or results of operations of the Company and the Company’s Subsidiaries, taken as a whole, or (b) the ability of the Company to consummate the Transactions; provided, however, that none of the following shall be deemed in and of themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there is, or would reasonably likely to be, a Company Material Adverse Effect:

(i) general economic or political conditions (or changes or disruptions in such conditions) in the United States or any other country or region in the world, or conditions in the global economy generally;

(ii) conditions (or changes or disruptions in such conditions) generally affecting the industries in which the Company and the Company’s Subsidiaries operate;

(iii) conditions (or changes or disruptions in such conditions) in the securities markets, capital markets, credit markets, currency markets or other financial markets in the United States or any other country or region in the world, including (A) changes in interest rates in the United States or any other country or region in the world and changes in exchange rates for the currencies of any countries, (B) any suspension of trading in equity, debt, derivative or hybrid securities, securities generally (including Company Capital Stock) on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world, and (C) any decline in the price or trading volume of any security (including Company Common Stock) or any market index;

(iv) regulatory, legislative or political conditions (or changes or disruptions in such conditions) in the United States or any other country or region in the world or acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof in the United States or any other country or region in the world;

(v) any actions taken or failure to take action, in each case, by Parent or any of its controlled Affiliates, or to which Parent has consented to or requested; or the taking of any action required by this Agreement; or the failure to take any action prohibited by this Agreement;

(vi) any matter of which Parent or Merger Subsidiary is aware on the Agreement Date;

(vii) any changes in applicable Law, accounting rules (including GAAP) or other legal or regulatory conditions or the enforcement, implementation or interpretation thereof;

(viii) any negative developments resulting from the announcement of this Agreement, pendency or completion of the Transactions;

(ix) any natural or man-made hurricane, earthquake, flood, disaster, acts of God or other force majeure events in the United States or any other country or region in the world;

(x) changes in the Company’s stock price or the trading volume of the Company’s stock, in and of itself, or any failure by the Company to meet any internal or published forecasts, estimates, projections or expectations of the Company’s revenue, earnings or other financial performance or results of operations for

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any period (provided that the underlying causes of such failures (subject to the other provisions of this definition) shall not be excluded);

(xi) the availability or cost of equity, debt or other financing to Parent or Merger Subsidiary;

(xii) any patent expiry, or loss of exclusivity which would result in a reduction of anticipated revenue from any Company Product;

(xiii) any criminal, civil or administrative litigation, claim, action, hearing, arbitration, investigation or other proceeding threatened, made or brought based upon, arising out of or with respect to this Agreement or any of the Transactions; or

(xiv) any failure to obtain any Governmental Approvals set forth in Section 6.1(a) of the Company Disclosure Schedules, or to send any required notice thereto;

(xv) any changes in the cash position of the Company that result from operations of the Company in its ordinary course of business; or

(xvi) any defaults or events of default under that certain Amended and Restated Credit Agreement, dated June 8, 2016, by and among Wells Fargo Bank, National Association, as administrative agent for the lenders named therein, the Company and DestinationRx, Inc. or that certain Credit Agreement, dated January 15, 2013, by and among Wells Fargo Bank, National Association, as administrative agent for the lenders named therein, the Company and DestinationRx, Inc., in each case, as such agreement has been amended and as each may further be amended from time to time, and together with all exhibits and schedules thereto.

“Company Option” means any option to purchase shares of Company Common Stock pursuant to the Company Plans which immediately before the Effective Time, has not been exercised, has not expired or has not terminated.

“Company Plans” means the 2010 Plan, the 2014 Plan, and any other stock option, stock bonus, stock award, or stock purchase plan, program, or arrangement of the Company or any of the Company’s Subsidiaries or any predecessor thereof or any other contract or agreement entered into by the Company or any of the Company’s Subsidiaries.

“Company RSU” means each award of restricted stock units including those granted pursuant to a Restricted Stock Unit Agreement of the Company outstanding immediately before the Effective Time under any Company Plan, including any restricted stock unit that is subject to performance-based vesting.

“Employee Benefit Plan” means (i) each “employee benefit plan” (as such term is defined in ERISA § 3(3), whether or not subject to ERISA); and (ii) each other benefit or compensation plan, policy, contract, agreement program or arrangement, including any retirement or deferred compensation plan, profit sharing plan, or unemployment compensation plan.

“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“ERISA Affiliate” means any Person which, together with the Company or any of its Subsidiaries, would at any relevant time be treated as a single employer under Section 4001 of ERISA or Section 414 of the Code.

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“GAAP” means United States generally accepted accounting principles, applied on a consistent basis.

“Governmental Entity” means any federal, state, local, international, multinational, supranational or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder.

“Indebtedness” means, with respect to any Person, all (a) indebtedness of such Person for borrowed money, (b) other indebtedness of such Person evidenced by credit agreements, notes, bonds, indentures, securities or debentures, and (c) all indebtedness of another Person referred to in clauses (a) and (b) above guaranteed by such Person.

“Intellectual Property” means any and all intellectual property and proprietary rights in the following: (i) patents (including all reissues, divisionals, continuations, continuations-in-part, reexaminations, supplemental examinations, inter partes reviews, post-grant oppositions, substitutions and extensions thereof), utility models, industrial designs and inventions, and all applications and registrations therefor, (ii) trademarks, service marks, brand names, certification marks, collective marks, and other indicia of origin, and all applications, registrations and renewals therefor, together with the goodwill associated with any of the foregoing, (iii) copyrights, applications and registrations therefor and renewals, extensions, restorations and reversions thereof, (iv) software, including source code, executable code, firmware and all documentation related to any of the foregoing, (v) internet domain names, and (vi) trade secrets, know-how and other proprietary information.

“Knowledge” means, with respect to (x) the Company, the actual knowledge of those individuals set forth in Section 1.1 of the Company Disclosure Schedules and (y) Parent or Merger Subsidiary, the actual knowledge of those individuals set forth in Section 1.1 of the Parent Disclosure Schedules.

“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Entity or any arbitrator or arbitration panel.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Entity, excluding, for the avoidance of doubt, the provisions of any Contract between the Company or any Subsidiary of the Company and a Governmental Entity entered into in the ordinary course of business.

“Lien” means any lien, pledge, hypothecation, charge, mortgage, security interest, claim, infringement, interference, option, right of first refusal, preemptive right, encumbrance or community property interest of any kind or nature whatsoever.

“Order” means, with respect to any Person, any order, judgment, decision, decree, injunction, ruling, writ, assessment or other similar requirement issued, enacted, adopted, promulgated or applied by any Governmental Entity or arbitrator that is binding on or applicable to such Person.

“Permitted Lien” means: (i) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or other like Liens arising or incurred in the ordinary course of business consistent with past practice; (ii) Liens for taxes, assessments and other governmental charges and levies that are not due and payable or that are being contested in good faith by appropriate proceedings and for which an adequate reserve has been provided on the appropriate

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financial statements; (iii) Liens affecting the interest of the grantor of any easements benefiting owned real property; (iv) Liens (other than Liens securing Indebtedness), defects or irregularities in title, easements, rights-of-way, covenants, restrictions, and other, similar matters that would not, individually or in the aggregate, reasonably be expected to materially impair the value of or continued use and operation of the assets to which they relate; (v) zoning, building and other similar codes and regulations; (vi) any conditions that would be disclosed by a current, accurate survey or physical inspection; (vii) Liens discharged at or prior to the Closing; (viii) statutory liens to secure obligations to landlords, lessors or renters under leases or rental agreements that have not been breached; (ix) deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance or similar programs mandated by applicable Law; (x) Liens that do not materially interfere with the use, operation or transfer of, or any of the benefits of ownership of, the property of the Company and the Company’s Subsidiaries taken as a whole; and (xi) Liens that would be disclosed by a search of Uniform Commercial Code filings in the jurisdiction of incorporation or organization of each of the Company and the Company’s Subsidiaries.

“Person” means any individual, Entity or Governmental Entity.

“Personal Data” means all business information and all personally-identifying, sensitive or confidential information and data (whether of employees, contractors, consultants, customers, consumers, or other Persons and whether in electronic or any other form or medium).

“PIPE Transaction Documents” means collectively, (a) that certain Investment Agreement dated as of March 11, 2016, among the Company and the investors party thereto (the “Series A Investment Agreement”), (b) the Related Agreements (as defined in the Series A Investment Agreement), (b) that certain Investment Agreement dated as of March 10, 2017, among the Company and the investors party thereto (the “Series B Investment Agreement”) and (d) the Related Documents (as defined in the Series B Investment Agreement).

“Privacy and Security Laws” means any Laws regarding collecting, accessing, using, disclosing, electronically transmitting, securing, sharing, transferring and storing Personal Data, including federal, state or foreign Laws or regulations regarding (a) data privacy and information security, (b) data breach notification (as applicable) and/or (c) trespass, computer crime and other Laws governing unauthorized access to or use of electronic data.

“Representatives” means officers, directors, employees, agents, attorneys, accountants, advisors, investment bankers and representatives.

“Rollover Agreement” means the Rollover Agreement, dated as of the Agreement Date, among Parent and the Rollover Investors.

“Rollover Investors” means the parties set forth in Annex A of the Rollover Agreement.

“Rollover Shares” means the Company Common Stock, Series A Preferred Stock and Series B Preferred Stock owned by the Rollover Investors which is to be contributed to Parent pursuant to the Rollover Agreement.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended and the regulations promulgated thereunder.

“Schedule 13E-3” means a Rule 13e-3 transaction statement on Schedule 13E-3.

“Securities Act” means the Securities Act of 1933, as amended, and the regulations promulgated thereunder.

“Series A Preferred Stock” means the Series A Preferred Stock, par value $0.001 per share, of the Company.

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“Series B Preferred Stock” means the Series B Preferred Stock, par value $0.001 per share, of the Company.

“Subsidiary” An Entity shall be deemed to be a “Subsidiary” of another Person if such Person directly or indirectly owns, beneficially or of record: (a) an amount of voting securities of other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s board of directors or other governing body; or (b) at least 50% of the outstanding equity or financial interests of such Entity.

“Superior Proposal” means an Acquisition Proposal, except that all references “20%” in such definition shall be replaced with “50%”, taken as a whole, which the Special Committee determines in good faith (after consultation with its financial advisors and its outside legal counsel): (i) to be reasonably likely to be consummated if accepted; and (ii) if consummated, would result in a transaction more favorable to the Company’s stockholders from a financial point of view than the Merger, in each case, taking into account at the time of determination all relevant circumstances, including the various legal, financial and regulatory aspects of the Acquisition Proposal, all the terms and conditions of such Acquisition Proposal and this Agreement, any changes to the terms of this Agreement offered by Parent in response to such Acquisition Proposal, and the anticipated timing, conditions and the ability of the Person making such Acquisition Proposal to consummate the transactions contemplated by such Acquisition Proposal, including, among other factors: (x) whether such Person is reasonably likely to have adequate sources of financing or adequate funds to consummate such Superior Proposal, and (y) whether such Person requires stockholder approval of such Person’s stockholders to consummate such Superior Proposal and the estimated likelihood of such approval.

“Tax” means any tax (including any income tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, withholding tax or payroll tax), levy, assessment, tariff, duty (including any customs duty), deficiency or fee, and any related charge or amount (including any fine, penalty or interest), imposed, assessed or collected by or under the authority of any Governmental Entity.

“Tax Return” means any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Entity in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Law relating to any Tax.

“Transaction Documents” means this Agreement, the Rollover Agreement, the Guarantee and the Voting Agreements, including all schedules and exhibits hereto and thereto.

“Transactions” means the Merger and the other transactions contemplated by this Agreement.

“Unvested Company Option” means a Company Option (or portion thereof) that is unvested as of immediately prior to the Effective Time, after giving effect to any acceleration of vesting triggered by the Merger provided for in the underlying award agreement with respect to such Company Option.

“Unvested Company RSU” means a Company RSU (or portion thereof) that is unvested as of immediately prior to the Effective Time, after giving effect to any acceleration of vesting triggered by the Merger provided for in the underlying award agreement with respect to such Company RSU.

“Vested Company Option” means a Company Option (or portion thereof) that is vested as of immediately prior to the Effective Time, after giving effect to any acceleration of vesting triggered by the Merger provided for in the underlying award agreement with respect to such Company Option.

“Vested Company RSU” means a Company RSU (or portion thereof) that is vested as of immediately prior to the Effective Time, after giving effect to any acceleration of vesting triggered by the Merger provided for in the underlying award agreement with respect to such Company RSU.

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EXHIBIT B

SURVIVING CORPORATION

CERTIFICATE OF INCORPORATION

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EXHIBIT B

CERTIFICATE OF INCORPORATION

OF

CONNECTURE INC.

ARTICLE ONE

The name of the corporation is Connecture Inc. (the “Corporation”).

ARTICLE TWO

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, Delaware, 19808. The name of its registered agent at such address is Corporation Service Company.

ARTICLE THREE

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE FOUR

The total number of shares of stock which the Corporation has authority to issue is one thousand (1,000) shares of common stock, with a par value of $0.001 per share.

ARTICLE FIVE

The Corporation is to have perpetual existence.

ARTICLE SIX

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter or repeal the by-laws of the Corporation.

ARTICLE SEVEN

Meetings of stockholders may be held within or without the State of Delaware, as the by-laws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the Corporation. Election of directors need not be by written ballot unless the by-laws of the Corporation so provide.

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ARTICLE EIGHT

To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. The Corporation shall indemnify any director or officer to the fullest extent permitted by Delaware law. Any repeal or modification of this ARTICLE EIGHT shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE NINE

The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

ARTICLE TEN

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

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Annex A-2

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of January 4, 2018 (the “Agreement Date”) by and among the stockholders of Connecture, Inc., a Delaware corporation (the “Company”) listed on the signature page(s) hereto (collectively, the “Stockholders” and each individually, a “Stockholder”), and the Company. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of the number of Company Capital Stock set forth opposite such Stockholder’s name on Schedule A hereto (together with such additional shares of capital stock that become beneficially owned (within the meaning of Rule 13d–3 promulgated under the Exchange Act) by such Stockholder, whether upon the receipt of dividends, conversion of convertible securities or otherwise, after the date hereof until the Expiration Date, the “Subject Shares”);

WHEREAS, concurrently with the execution of this Agreement, FP Healthcare Holdings, Inc., a Delaware corporation (“Parent”), FP Healthcare Merger Sub Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“Merger Subsidiary”), and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions thereof, Merger Subsidiary will be merged with and into the Company, with the Company being the surviving corporation (the “Merger”); and

WHEREAS, as a condition and inducement to the willingness of the Company to enter into the Merger Agreement, the Company has required that the Stockholders enter into this Agreement, and the Stockholders desire to enter into this Agreement to induce the Company to enter into the Merger Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree, severally and not jointly, as follows:

1.	Voting of Shares. From the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, at every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, each Stockholder shall vote or cause to be voted the Subject Shares that such Stockholder is entitled to vote:

(a)	unless the Company Board (or the Special Committee) has made a Change of Recommendation that has not been rescinded or otherwise withdrawn, (i) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, including the Merger; provided, for the avoidance of doubt, without the prior consent of the Special Committee, the Stockholders shall not approve the adoption of the Merger Agreement by written consent, and (ii) against any other action or agreement that is not recommended by the Company Board and that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, (B) result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled, or (C) impede, frustrate, interfere with, delay, postpone or adversely affect the Merger and the other transactions contemplated by the Merger Agreement; and

(b)	in the event that the Merger Agreement is terminated and in connection with such termination the Company or any of the Company Subsidiaries enters into a definitive agreement with respect to a Superior Proposal that will result in the Series A Preferred Stock and Series B Preferred Stock being redeemed in accordance with their respective terms (and, for the avoidance of doubt, will not require the holders of Series A Preferred Stock and Series B Preferred Stock to enter into any rollover agreement or otherwise waive their respective rights under the Certificate of Incorporation) (an “Accepted Superior Proposal”), in favor of such Superior Proposal (and any other matter with respect to such Superior Proposal that is submitted for a vote, consent or other approval of the stockholders of the Company) if recommended to the stockholders by action of the Company Board, the Special Committee or any other duly constituted committee of the Company Board (“Board Action”).

2.	Stockholders Meeting. Each Stockholder agrees to be present (in person or by proxy) or to cause the holder or holders of record of all of the Subject Shares on any applicable record date (each, a “Record Holder”) to be present (in person or by proxy) at the Stockholders Meeting (including any adjournment or postponement thereof) and all other meetings of the stockholders of the Company called to vote on any matter contemplated by this Agreement so that all of the Subject Shares will be counted for the purpose of determining the presence of a quorum at such meetings, and to vote or cause each Record Holder to vote all of the Subject Shares in the manner required by this Agreement.

3.	[Reserved]

4.	Tendering of Shares. In the event that the Merger Agreement is terminated and in connection with such termination the Company enters into a definitive agreement with respect to a Superior Proposal that is structured as a tender or exchange offer with a minimum condition of a majority of the outstanding shares of Company Capital Stock or Company Common Stock that is not waived, the Stockholders shall (i) accept such offer and tender or exchange, as applicable, the Subject Shares pursuant to such offer, and (ii) not withdraw any Subject Shares tendered pursuant to such offer (unless recommended to do so by Board Action). The Company shall timely provide to each Stockholder sufficient information to confirm the manner in which the Shares shall be, or have been, tendered in any tender or exchange offer pursuant to this Section 4.

5.	Transfer of Shares. Each Stockholder covenants and agrees that during the period from the date of this Agreement through the Expiration Date, such Stockholder will not, directly or indirectly, (i) transfer, assign, sell, tender pursuant to a tender or exchange offer, pledge, encumber, hypothecate (including by gift or by contribution or distribution to any trust or similar instrument or to any beneficiaries of the Stockholder) or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of or consent to any of the foregoing (“Transfer”), or cause to be Transferred, any of the Subject Shares; (ii) deposit any of the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Subject Shares or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement; (iii) enter into any contract, option or other arrangement or undertaking with respect to the Transfer of any Shares; or (iv) take any other action that would materially restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder. The foregoing restrictions on Transfers of the Subject Shares shall not prohibit any such Transfers by any Stockholder in connection with the transactions contemplated by the Merger Agreement or Section 4 of this Agreement.

6.	Deferral of Stockholder Corporate Governance Rights. From the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, each Stockholder shall refrain from exercising its rights pursuant to Section 2.03 of that certain Investor Rights Agreement, dated as of March 10, 2017, by and among the Company and each of the Stockholders.

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7.	Additional Covenants of the Stockholders.

(a)	Acquisition Proposals. Each Stockholder covenants and agrees that during the period from the date of this Agreement through the Expiration Date, if such Stockholder receives any inquiry or proposal that constitutes an Acquisition Proposal, such Stockholder shall promptly (and in any event within twenty-four hours) inform the Company of such inquiry or proposal and the details thereof and such Stockholder shall, if requested to do so by action of the Company Board or the Special Committee, explore in good faith the possibility of working with any Persons or groups of Persons regarding an Acquisition Proposal (provided that the Company is permitted pursuant to the terms of the Merger Agreement to engage in discussions with such Persons or groups of Persons regarding such Acquisition Proposal), including by reviewing and responding to proposals and taking part in meetings and negotiations with respect thereto.

(b)	Further Assurances. From time to time and without additional consideration, each Stockholder shall (at such Stockholder’s sole cost and expense) execute and deliver, or cause to be executed and delivered, such additional instruments, and shall (at such Stockholder’s sole cost and expense) take such further actions, as the Company may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

(c)	WAIVER OF APPRAISAL RIGHTS. EACH STOCKHOLDER HEREBY IRREVOCABLY WAIVES, TO THE FULL EXTENT OF THE LAW, ANY AND ALL RIGHTS WHICH THE STOCKHOLDER MAY HAVE AS TO APPRAISAL, DISSENT OR ANY SIMILAR OR RELATED MATTER, INCLUDING UNDER SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE OR OTHERWISE IN CONNECTION WITH THE MERGER, THE MERGER AGREEMENT OR ANY MERGER OR OTHER TRANSACTION IN CONNECTION WITH AN ACCEPTED SUPERIOR PROPOSAL.

8.	Representations and Warranties of each Stockholder. Each Stockholder on its own behalf hereby represents and warrants to the Company, severally and not jointly, with respect to such Stockholder and such Stockholder’s ownership of the Subject Shares as follows:

(a)	Authority. Such Stockholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law). Other than as provided in the Merger Agreement and any filings by Stockholder with the Securities and Exchange Commission, the execution, delivery and performance by such Stockholder of this Agreement does not require any consent, approval, authorization or permit of, action by, filing with or notification to any Governmental Entity, other than any consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not, individually or in the aggregate, be reasonably expected to prevent or materially delay the consummation of the Merger or such Stockholder’s ability to observe and perform such Stockholder’s material obligations hereunder.

(b)	No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, will violate, conflict with or result in a breach of, or constitute a default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or to such Stockholder’s property or assets.

(c)	The Subject Shares. Such Stockholder is the record and beneficial owner of and has good and marketable title to, the Subject Shares set forth opposite such Stockholder’s name on Schedule A

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hereto, free and clear of any and all security interests, liens, changes, encumbrances, equities, claims, options or limitations of whatever nature and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Shares), other than any of the foregoing that would not prevent or delay such Stockholder’s ability to perform such Stockholders obligations hereunder. Such Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto (except that such Stockholder may be deemed to beneficially own Subject Shares owned by other Stockholders). The Stockholders have, or will have at the time of the applicable stockholder meeting, the sole right to vote or direct the vote of, or to dispose of or direct the disposition of, such Subject Shares, and none of the Subject Shares is subject to any agreement, arrangement or restriction with respect to the voting of such Subject Shares that would prevent or delay a Stockholder’s ability to perform its obligations hereunder. Except for the Merger Agreement, (i) there are no agreements or arrangements of any kind, contingent or otherwise, obligating such Stockholder to Transfer, or cause to be Transferred, any of the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto and (ii) no Person has any contractual or other right or obligation to purchase or otherwise acquire any such Subject Shares.

(d)	Reliance by the Company. Such Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

(e)	Litigation. As of the date hereof, to the knowledge of such Stockholder, there is no action, proceeding or investigation pending or threatened against such Stockholder that questions the validity of this Agreement or any action taken or to be taken by such Stockholder in connection with this Agreement.

(f)	Other Agreements. Such Stockholder is not subject to any obligation that would restrict it from (i) taking the actions described in Section 7(a) hereof, or (ii) entering into any agreement with the Company or any Person or group of Persons relating to a Superior Proposal, in each case other than the Merger Agreement and the Guarantee (the “Transaction Agreements”).

9.	Representations and Warranties of the Company. The Company represents and warrants to the Stockholders as follows: The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the Merger Agreement by the Company and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by Board Action, and no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement, the Merger Agreement by the Company and the consummation of the transactions contemplated hereby and thereby. The Company has duly and validly executed this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar Laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

10.

Stockholder Capacity. No Person executing this Agreement on behalf of a Stockholder who is or becomes during the term hereof a director or officer of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director or officer. Each Person executing this Agreement on behalf of a Stockholder is executing this Agreement solely in such Person’s capacity as a representative of such Stockholder and nothing herein shall limit or affect any actions taken (or any failures to act) by such Person in such Person’s capacity as a director or officer of the Company. The taking of any actions (or any failures to act) by Person in such Person’s capacity as

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a director or officer of the Company shall not be deemed to constitute a breach of this Agreement, regardless of the circumstances related thereto.

11.	Termination. This Agreement shall automatically terminate without further action upon the earliest to occur (the “Expiration Date”) of (i) with respect to the Stockholders’ obligations hereunder in respect of the Merger Agreement and the Merger, (A) the Effective Time, (B) the termination of the Merger Agreement in accordance with its terms and (C) the written agreement of the Stockholders and the Company to terminate this Agreement, and (ii) with respect to the Stockholders’ obligations hereunder in respect of a Superior Proposal, (A) the effective time of any merger of the Company provided for in such Superior Proposal or, if there is no provision for such a merger, the closing of the transactions contemplated by such Superior Proposal, (B) the termination of the acquisition agreement reflecting the Superior Proposal in accordance with its terms and (C) the date which is five (5) months following the termination of the Merger Agreement by the Company in order to pursue a Superior Proposal.

12.	Specific Performance. Each Stockholder acknowledges and agrees that (i) the covenants, obligations and agreements contained in this Agreement relate to special, unique and extraordinary matters, (ii) the Company is relying on such covenants in connection with entering into the Merger Agreement and (iii) a violation of any of the terms of such covenants, obligations or agreements will cause the Company irreparable injury for which adequate remedies are not available at law and for which monetary damages are not readily ascertainable. Therefore, each Stockholder agrees that the Company shall be entitled to specific performance of the terms hereof, including an injunction or injunctions, restraining order or such other equitable relief as a court of competent jurisdiction may deem necessary or appropriate to prevent such Stockholder from committing any violation of such covenants, obligations or agreements and to enforce specifically the terms and provisions of this Agreement. These remedies are cumulative and shall be the Company’s sole remedy under this Agreement unless the Company shall have sought and been denied such remedies, and such denial is other than by reason of the absence of violation of such covenants, obligations or agreements. Each Stockholder further waives (i) any defense in any action for specific performance that a remedy at law would be adequate and (ii) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

13.	Governing Law; Jurisdiction.

(a)	This Agreement shall be governed by, interpreted and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if such court declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware).

(b)

Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 13, (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the

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fullest extent permitted by applicable Law, any claim that (x) the suit, action or proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

14.	WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN. EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 14.

15.	Amendment, Waivers, etc. Neither this Agreement nor any term hereof may be amended or otherwise modified other than by an instrument in writing signed by the Company and each of the Stockholders. No provision of this Agreement may be waived, discharged or terminated other than by an instrument in writing signed by the party against whom the enforcement of such waiver, discharge or termination is sought.

16.	Assignment; No Third Party Beneficiaries. This Agreement shall not be assignable or otherwise transferable by a party without the prior written consent of the other parties, and any attempt to so assign or otherwise transfer this Agreement without such consent shall be null, void and of no effect. Subject to the preceding sentence, this Agreement shall be binding upon the respective heirs, successors, legal representatives and permitted assigns of the parties hereto. Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their heirs, successors, legal representatives and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

17.	Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a “portable document format” (“.pdf”) document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 17):

if to the Company:

Connecture, Inc.

18500 West Corporate Drive, Suite 250

Brookfield, WI 53045

Attention: Special Committee Chair

with copies to (which copies shall not constitute notice):

DLA Piper LLP (US)

401 Congress Ave., Suite 2500

Austin, TX 78701

Attention: Joseph G. Silver and Samer M. Zabaneh

Potter Anderson & Corroon LLP

1313 North Market Street

P.O. Box 951

Wilmington, DE 19899-0951

Attention: T. Brad Davey

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if to the Stockholders:

The addresses listed on the signature pages hereto.

with copies to (which copies shall not constitute notice):

Kirkland & Ellis LLP

3330 Hillview Ave

Palo Alto, CA 94304

Attention: Adam D. Phillips, P.C., Robert E. Goedert

18.	Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

19.	Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

20.	Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

21.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means.

[Remainder of page intentionally left blank]

A2-7

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

CONNECTURE, INC.

By:	/s/ Jeffery A. Surges

Name:	Jeffery A. Surges
Title:	President and CEO

[SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT]

A2-8

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

STOCKHOLDERS:

FRANCISCO PARTNERS IV, L.P.

By:	FRANCISCO PARTNERS GP IV, L.P.,
its General Partner

By:	FRANCISCO PARTNERS GP IV MANAGEMENT LIMITED,
its General Partner

By:	/s/ Ezra Perlman

Name:	Ezra Perlman
Title:	Co-President

FRANCISCO PARTNERS IV-A, L.P.

By:	FRANCISCO PARTNERS GP IV, L.P.,
its General Partner

By:	FRANCISCO PARTNERS GP IV MANAGEMENT LIMITED,
its General Partner

By:	/s/ Ezra Perlman

Name:	Ezra Perlman
Title:	Co-President

Address:	c/o Francisco Partners Management, L.P.
One Letterman Drive, Building C – Suite 410
San Francisco, CA 94129
Attn: Ezra Perlman, Leonid Rozkin and Tom Ludwig

[SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT]

A2-9

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

STOCKHOLDERS:

CHRYSALIS VENTURES II, L.P.

By:	CHRYSALIS PARTNERS II, LLC,
its General Partner

By:	/s/ David A. Jones, Jr.

Name:	David A. Jones, Jr.
Title:	Member

Address:	Chrysalis Ventures
101 South Fifth Street, Suite 1650
Louisville, KY 40202
Attn: David A. Jones, Jr.

[SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT]

A2-10

SCHEDULE A

Stockholder	Company Common Stock	Series A Preferred Stock	Series B Preferred Stock
Francisco Partners IV, L.P.	2,414,050	33,306	10,991
Francisco Partners IV-A, L.P.	1,209,972	16,694	5,509
Chrysalis Ventures II, L.P.	4,007,162	2,000	1,000

A2-11

ANNEX B

SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

Section 262. Appraisal Rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) In the event of an amendment to a corporation’s certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word “amendment” substituted for the words “merger or consolidation,” and the word “corporation” substituted for the words “constituent corporation” and/or “surviving or resulting corporation.”

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

ANNEX C

Opinion of Houlihan Lokey Capital, Inc.

January 4, 2018

The Special Committee of the Board of Directors

Connecture, Inc.

18500 West Corporate Drive, Suite 250

Brookfield, Wisconsin 53045

Dear Special Committee:

We understand that Connecture, Inc. (“Connecture”), a Delaware corporation and a company controlled by Francisco Partners IV, L.P., Francisco Partners IV-A, L.P. and their respective affiliates (collectively, “Francisco Partners”), FP Healthcare Holdings, Inc., a Delaware corporation and an affiliate of Francisco Partners (“FP Healthcare Holdings”), and FP Healthcare Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of FP Healthcare Holdings (“Sub”), propose to enter into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, among other things, Sub will be merged with and into Connecture (the “Transaction”) as a result of which Francisco Partners, through FP Healthcare Holdings, will acquire Connecture and each outstanding share of the common stock, par value $0.001 per share, of Connecture (“Connecture Common Stock”) not held or beneficially owned directly or indirectly by FP Healthcare Holdings, Sub or their respective affiliates will be converted into the right to receive $0.35 in cash (the “Consideration”). The terms and conditions of the Transaction are more fully set forth in the Merger Agreement.

The Special Committee of the Board of Directors of Connecture (the “Special Committee” and, such board of directors, the “Board”) has requested that Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) provide an opinion (the “Opinion”) to the Special Committee as to whether, as of the date hereof, the Consideration to be received by holders of Connecture Common Stock (other than Francisco Partners, any other beneficial owner of shares of Series A convertible preferred stock or Series B convertible preferred stock of Connecture (such preferred stock, the “Connecture Preferred Stock”), holders that contribute shares of Connecture Common Stock or Connecture Preferred Stock to FP Healthcare Holdings in connection with the Transaction, and their respective affiliates (collectively, “Excluded Holders”)) in the Transaction pursuant to the Merger Agreement is fair to such holders from a financial point of view.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1.	reviewed an execution version, provided to us on January 3, 2018, of the Merger Agreement and certain related documents;

2.	reviewed certain publicly available business and financial information relating to Connecture that we deemed to be relevant;

3.

reviewed certain information relating to the historical, current and future operations, financial condition and prospects of Connecture made available to us by Connecture, including (a) financial projections and other estimates prepared by or discussed with the management of Connecture (and authorized by the Special Committee to be used and relied upon by us) relating to Connecture for the fiscal years ending December 31, 2018 through December 31, 2023 reflecting Connecture as a going concern assuming, among other things, that Connecture obtains sufficient capital resources necessary to fund its operations and comply with its bank covenants (the “Connecture Going Concern Projections”), (b) weekly cash flow forecasts prepared by the management of Connecture for the weeks ending December 29, 2017 through March 30, 2018, and (c) certain sensitivities prepared by the management

The Special Committee of the Board of Directors

Connecture, Inc.

January 4, 2018

of Connecture to the Connecture Going Concern Projections taking into account a range of possible outcomes regarding, among other things, reduced acquisitions of new customers, attrition in Connecture’s existing customer base and the potential impact of cost management efforts in the event that a bankruptcy process for Connecture is commenced in fiscal year 2018;

4.	spoken with certain members of the management of Connecture and certain of its representatives and advisors regarding (a) the businesses, operations, financial condition and prospects of Connecture, including going concern uncertainties and related issues with respect to bank covenant compliance and the liquidity needs of and capital resources available to Connecture, (b) the third-party solicitation process undertaken on behalf of Connecture by Connecture’s financial advisor, and (c) the Transaction and other matters;

5.	compared the financial and operating performance of Connecture with that of other public companies that we deemed to be relevant;

6.	reviewed the current and historical market prices and trading volume for Connecture Common Stock and the current and historical market prices and trading volume of publicly traded securities of certain other companies that we deemed to be relevant;

7.	reviewed a representation addressed to us from the senior management of Connecture which contains, among other things, confirmation regarding the accuracy of financial information and data relating to Connecture provided to, or discussed with, us by or on behalf of Connecture; and

8.	conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. The management of Connecture has advised us, and we have assumed, at the direction of the Special Committee, that the financial projections and other estimates utilized in our analyses (including as to potential tax attributes of Connecture) have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of Connecture assuming, among other things, Connecture obtains sufficient capital resources necessary to fund its operations and comply with its bank covenants and continues to operate as a going concern. We express no opinion with respect to any such projections or estimates or the data or assumptions on which they are based.

As you are aware, the notes to Connecture’s condensed consolidated financial statements included as part of Connecture’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 13, 2017 indicate, among other things, that (a) Connecture’s historical operating results indicate that conditions exist that raise uncertainty related to Connecture’s ability to continue as a going concern, (b) Connecture is subject to certain bank covenants, including a covenant in respect of Connecture’s earnings before interest, taxes, depreciation and amortization, which Connecture may not achieve unless certain operating objectives are achieved, and a minimum liquidity covenant, with respect to which, unless certain operating objectives are achieved, Connecture may not be in compliance beyond December 31, 2017, and (c) if Connecture is unable to satisfy or amend its bank covenants and cannot generate sufficient liquidity through efforts to improve its operating cash flows or through additional support from Connecture’s investors or other actions, the repayment of Connecture’s outstanding senior indebtedness would be accelerated. We have been advised that certain conditions and the expected depletion by Connecture of most of its available cash during the first quarter of the fiscal year ending December 31, 2018, absent obtaining additional capital resources sufficient to meet

The Special Committee of the Board of Directors

Connecture, Inc.

January 4, 2018

Connecture’s financial obligations, will likely result in the voluntary or involuntary bankruptcy, restructuring or liquidation of Connecture and that, pursuant to Connecture’s Certificates of Designations, Preferences and Rights for the Connecture Preferred Stock, upon any liquidation, dissolution or winding-up of Connecture, and after satisfaction in full of Connecture’s debts, holders of Connecture Preferred Stock will be entitled to receive from Connecture’s net assets and before any distributions or payments in respect of Connecture Common Stock or other junior securities, liquidation preference payments as specified in such Certificates of Designations, Preferences and Rights. Notwithstanding the foregoing, for purposes of this Opinion, we have utilized the Connecture Going Concern Projections for purposes of our analyses but note Connecture’s circumstances, the weekly cash flow forecasts prepared by the management of Connecture and the bankruptcy sensitivities prepared by the management of Connecture to the Connecture Going Concern Projections.

We have relied upon and assumed, without independent verification, that there has been no change in the businesses, assets, liabilities, financial condition, results of operations, cash flows or prospects of Connecture since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be meaningful in any respect to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.

We also have relied upon, without independent verification, the assessments of the management of Connecture as to, among other things, (i) the liquidity needs and capital funding requirements for Connecture’s operations, the unwillingness of Connecture’s lenders or significant investors to provide additional support to Connecture in the absence of the Transaction or a similar transaction, the inability of Connecture in the absence of the Transaction or another transaction or a substantial capital infusion to obtain sufficient capital resources necessary to fund its operations and comply with its bank covenants and, in such event, the likelihood of a voluntary or involuntary bankruptcy, restructuring or liquidation of, and potential effects on, Connecture, (ii) the potential impact on Connecture of market, competitive, seasonal and other trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or otherwise affecting, the healthcare and healthcare insurance industries, including the health insurance software segment thereof, (iii) the validity of, and risks associated with, Connecture’s products, services and intellectual property, (iv) existing and future contracts and relationships, agreements and arrangements with, and the ability to attract, retain and/or replace, key customers, employees, vendors and other commercial relationships of Connecture, including limitations on Connecture’s ability to terminate long-term contracts, and (v) the results of the third-party solicitation process undertaken on behalf of Connecture by Connecture’s financial advisor. We have assumed, with the consent of the Special Committee, that there will be no developments with respect to any such matters that would be meaningful in any respect to our analyses or this Opinion.

We further have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Merger Agreement and all other related documents and instruments that are referred to therein are true and correct, (b) each party to the Merger Agreement and such other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Transaction will be satisfied without waiver thereof that would be meaningful in any respect to our analyses or this Opinion, and (d) the Transaction will be consummated in a timely manner in accordance with the terms described in the Merger Agreement and such other related documents and instruments, without any amendments or modifications thereto. We also have relied upon and assumed, without independent verification, that (i) the Transaction will be consummated in a manner that complies in all respects with all applicable foreign, federal and state statutes, rules and regulations and relevant documents and other requirements, (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction will be obtained and that no delay, limitations, restrictions or conditions will be imposed or occur or amendments, modifications or waivers made that would be meaningful in any respect

The Special Committee of the Board of Directors

Connecture, Inc.

January 4, 2018

to our analyses or this Opinion and (iii) Connecture’s existing credit facility will be amended to provide Connecture with sufficient liquidity through consummation of the Transaction. In addition, we have relied upon and assumed, without independent verification, that the final Merger Agreement when executed will not differ in any material respect from the execution version of the Merger Agreement identified above.

Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance sheet or otherwise) of Connecture or any other party or entity nor were we provided with any such appraisal or evaluation. We did not estimate, and express no opinion regarding, the liquidation value of Connecture or any other entity or business. We have undertaken no independent analysis or evaluation of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, or of any governmental investigation of any such claims or other liabilities, to which Connecture or any other entity is or may be a party or is or may be subject.

Houlihan Lokey has not been requested to, and did not, (a) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Transaction, the securities, assets, businesses or operations of Connecture or any other party or entity or (b) introduce to the Special Committee or Connecture, or screen for creditworthiness, any prospective investors, lenders or other participants in the Transaction. We have been requested in accordance with the terms of the Merger Agreement to assist in connection with the solicitation of third-party indications of interest in acquiring all or a part of Connecture for a prescribed period following the execution of the Merger Agreement, subject to the terms, conditions and procedures set forth therein. This Opinion is necessarily based on financial, economic, market, regulatory and other conditions as in effect on, and the information made available to us as of, the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. We also are not expressing any opinion as to the price or range of prices at which shares of Connecture Common Stock will trade, or any shares of Connecture Common Stock or other securities of Connecture or any other entity may be transferable, at any time.

This Opinion is furnished for the use of the Special Committee (in its capacity as such) in connection with its evaluation of the Transaction and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Special Committee, the Board, Connecture, any security holder or any other party as to how to act or vote with respect to any matter relating to the Transaction or otherwise.

In the ordinary course of business, certain of our employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, Connecture, FP Healthcare Holdings, Francisco Partners Management, L.P. (“FP Management”) or any other party that may be involved in the Transaction and their respective affiliates or any currency or commodity that may be involved in the Transaction.

Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to Connecture, FP Healthcare Holdings, other participants in the Transaction or certain of their respective affiliates or security holders (including, without limitation, FP Management (together with its security holders and affiliates, and/or portfolio companies of investment funds affiliated or associated with FP Management, the “FP Group”)) in the future, for which Houlihan Lokey and its affiliates may receive compensation. In addition, Houlihan Lokey and certain of its affiliates and certain of our and their respective employees may have committed to invest in private equity or other investment funds managed or advised by FP

The Special Committee of the Board of Directors

Connecture, Inc.

January 4, 2018

Management, other participants in the Transaction or certain of their respective affiliates or security holders, and in portfolio companies of such funds, and may have co-invested with Connecture, FP Healthcare Holdings, members of the FP Group, other participants in the Transaction or certain of their respective affiliates or security holders, and may do so in the future. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, Connecture, FP Healthcare Holdings, members of the FP Group, other participants in the Transaction or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.

Houlihan Lokey has been engaged as financial advisor to the Special Committee in connection with the Transaction and will receive fees for such services, of which a portion was paid to Houlihan Lokey upon its engagement and a portion is contingent upon consummation of the Transaction. In addition, we will receive a fee upon delivery of this Opinion, which is not contingent upon the consummation of the Transaction. In addition, Connecture has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement.

Our Opinion relates to the fairness, from a financial point of view and as of the date hereof, of the Consideration to be received in the Transaction pursuant to the Merger Agreement by holders of Connecture Common Stock (other than Excluded Holders) without regard to individual circumstances of specific holders that may distinguish such holders. We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Special Committee, the Board, Connecture, its security holders or any other party to proceed with or effect the Transaction, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion, aspect or implication of, the Transaction (other than the Consideration to the extent expressly specified herein) or otherwise, including, without limitation, any terms, aspects or implications of any rollover, voting and support or guarantee agreement, credit facility amendment or other agreement or arrangement to be entered into in connection with or contemplated by the Transaction or otherwise, (iii) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of Connecture, or to any other party, except if and only to the extent expressly set forth in the last sentence of this Opinion, (iv) the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to Connecture or any other party or whether any alternative transaction might produce consideration for the holders of Connecture Common Stock in an amount in excess of that contemplated in the Transaction, (v) the fairness of any portion or aspect of the Transaction to any one class or group of Connecture’s or any other party’s security holders or other constituents vis-à-vis any other class or group of Connecture’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not Connecture, FP Healthcare Holdings, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Transaction, (vii) the solvency, creditworthiness or fair value of Connecture or any other participant in the Transaction, or any of their respective assets or securities, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transaction, any class of such persons or any other party, relative to the Consideration or otherwise. Furthermore, no opinion, counsel or interpretation is intended in matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice, including, without limitation, any advice (and we

The Special Committee of the Board of Directors

Connecture, Inc.

January 4, 2018

express no view or opinion) with respect to changes in, or the impact of, U.S. tax laws, regulations and governmental and legislative policies on Connecture, any other participant in the Transaction, or the Transaction. It is assumed that such opinions, counsel or interpretations have been or will be obtained from appropriate professional sources and we have relied, with the consent of the Special Committee, on the assessments by the Special Committee, Connecture and their respective advisors and other representatives as to all such matters. The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Consideration to be received by holders of Connecture Common Stock (other than Excluded Holders) in the Transaction pursuant to the Merger Agreement is fair to such holders from a financial point of view.

Very truly yours,

HOULIHAN LOKEY CAPITAL, INC.

Annex D

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2017

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Transition Period from                  to

Commission File Number 001-36778

CONNECTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	58-2488736
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

18500 West Corporate Drive, Suite 250

Brookfield, WI 53045

(Address of principal executive offices and zip code)

(262) 432-8282

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.001 per share	The OTCQX US Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.    Yes  ☐    No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.    Yes  ☐    No  ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☒    No  ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§ 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).    Yes  ☐    No  ☒

As of June 30, 2017, the date of the registrant’s most recently completed second quarter, the aggregate fair market value of the registrant’s common stock held by non-affiliates was approximately $9.0 million based on the closing sales price as reported on the NASDAQ Global Market.

As of March 27, 2018, there were 23,255,102 shares of the registrant’s common stock, par value $0.001, issued and outstanding.

CONNECTURE, INC.

Form 10-K

For the Year Ended December 31, 2017

PART 1

Forward Looking Statements

Except for the historical financial information contained herein, the matters discussed in this Annual Report on Form 10-K (as well as documents incorporated herein by reference) may be considered “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including, but not limited to, statements regarding our future financial position, business strategy and plans and objectives of management for future operations. When used in this Annual Report, the words “believe,” “may,” “could,” “will,” “estimate,” “continue,” “intend,” “expect,” “anticipate,” “plan,” “project” and similar expressions are intended to identify forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this report, and in particular, the risks discussed under Part 1, Item 1A: “Risk Factors” and those discussed in other documents we file with the Securities and Exchange Commission. Except as required by law, we do not intend to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this report and in the documents incorporated in this report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on such forward-looking statements.

Unless otherwise indicated, references to “Connecture,” “the Company,” “we,” “our” and “us” in this Annual Report on Form 10-K refer to Connecture, Inc. and its consolidated subsidiaries.

Item 1.	Business.

Overview

We are a leading web-based consumer shopping, enrollment and retention platform for health insurance distribution. Our solutions offer a personalized health insurance shopping experience that recommends the best fit insurance plan based on an individual’s preferences, health status, preferred providers, medications and expected out-of-pocket costs. Our customers are payers, brokers, government agencies, and web-based insurance marketplace operators, who distribute health and ancillary insurance. Our solutions automate key functions in the insurance distribution process, allowing our customers to price and present plan options accurately to consumers and efficiently enroll, renew and manage plan members.

The United States health insurance marketplace continues to experience structural changes that alter how health insurance is purchased and distributed. Consumer access to and plan choices for health insurance continues to grow. As a result, consumers need effective decision-support tools to help them optimize their health insurance choices. Concurrently, the traditional distribution approaches for health plans and brokers have had to evolve from offering a more limited set of plans to employers through group coverage to cost-effectively selling insurance in the more fragmented individual market and in public and private exchanges. These exchanges are essentially online marketplaces sponsored either by a non-government entity, such as an employer, insurance broker or other distributor (in the case of private exchanges) or by a federal or state government entity (in the

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case of public exchanges). This evolution calls for technology solutions that allow individuals and businesses to compare products and make purchases directly from health plans in a way that is cost-effective for health plan distributors.

In 1999 we incorporated in Delaware, and since then, we have provided technology-enabled health plan sales automation solutions. As of December 31, 2017, our customer base included more than 70 health plans, including 20 of the top 25 health plans (based on total enrollment). Our personalized health insurance shopping experience is available to the approximately 53 million Medicare beneficiaries through our provision of shopping, price comparison, plan ranking and enrollment software for Medicare.gov and 1-800-Medicare call center agents.

As further discussed below under “Related Party Transactions—Merger Agreement,” on January 4, 2018, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with entities affiliated with Francisco Partners, pursuant to which those entities have agreed to pay $0.35 per share for each share of our common stock not held by our existing preferred investors, Francisco Partners and Chrysalis Ventures, and their affiliates (the “Merger”). Upon completion of the Merger, we will become a privately-held company.

Industry Background

The United States health insurance industry is responsible for the administration of healthcare benefits to over 178 million individuals covered by employer-based health insurance and is experiencing a structural transformation in which shopping for and enrollment in health insurance products is transitioning from a wholesale or group-based distribution model to an individual or retail-oriented consumer marketplace. This transformation, in conjunction with regulatory and competitive pressure on distribution and overhead costs, places substantial new business and technology requirements on health plans, brokers and aggregators and has created an attractive opportunity in the markets we serve.

Consumer-Centric Marketplace

We believe the role of the consumer will only continue to be more important. Responsibility for health insurance purchasing will largely fall to individuals and will place a continued importance on better, more informed decision-making.

There is a continued evolution of health insurance technology toward supporting more effective and consumer-friendly solutions that help consumers to better compare and enroll in plans based on their actual healthcare needs and to optimize their increased health insurance responsibility and spend.

Pressure to Manage Distribution Costs and Operating Expenses

While health plans and brokers need to support a more individualized and fragmented health insurance shopping and enrollment process, they are under increasing pressure to lower distribution costs. Federal regulations brought about as part of the Patient Protection and Affordable Care Act, or PPACA, had a material effect on health plan profitability and increased the competition for gaining and retaining members. This forced health plans to find better ways to manage areas of non-medical cost structure, such as sales commissions and internal information technology development. As a result, health plans have undertaken efforts to lower brokerage commissions and to implement innovative third-party technologies to reduce investment in internally-developed software. Similarly, brokers who now face depressed commissions from health plans need to leverage technology-based, automated processes to sell more cost-effectively and to identify product cross-selling opportunities, such as with ancillary products, as part of the plan selection process.

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Increasing Opportunity for Technology

As shopping and enrollment in health insurance transitions to an individual, retail-oriented consumer marketplace, we believe there is opportunity for intuitive, web-based technologies to automate and lower the cost of health insurance distribution, as well as increase enrollment opportunities and member retention.

The Connecture Sales Automation Solution

Our leading web-based consumer shopping, quoting, enrollment and engagement solutions support a range of health insurance products and services, including Group, Individual and Medicare coverage, with a focus on providing a consumer-centric experience. We simplify the health plan and prescription drug shopping experience with data-driven tools that empower consumers to make smarter, more personalized coverage choices. For health plan, broker and exchange operator customers, we deliver powerful and unified distribution solutions that we believe help them increase their revenue opportunity as they serve a growing, but fragmented population, while also reducing the costs associated with acquiring new and retaining current members.

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We automate the following key functions of the health and ancillary insurance distribution process for our customers:

•	Rate Setting and Modeling: prices and presents plan options accurately to consumers;

•	Shopping and Quoting: allows consumers to view and compare plans, including estimated premiums, out-of-pocket costs and plan benefits;

•	Application and Enrollment: streamlines application and enrollment operations, eliminating manual processes and paper processing;

•	Renewal Management: streamlines the renewal process, eliminating manual processes and paper processing;

•	Member Management: updates plan offering details based on members’ work or life changes; and

•	Exchange Integration: connects to state and federal exchanges to determine subsidy eligibility.

We believe the breadth, depth and scale of our solutions across key functional areas are critical to our success in the complex and changing health insurance marketplace. In particular, our personalized and data-driven shopping experience helps customers make better health insurance purchasing decisions. Our web-based solutions are designed to maximize enrollment and member retention opportunities, and our technology enables rapid deployment of benefits and engagement technology to help our customers adapt to evolving market needs and build stronger relationships with their members.

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Our Competitive Strengths

We believe we have the following key competitive strengths:

Health plan shopping and enrollment leadership

While the health insurance industry is in the midst of adapting to rapidly changing requirements, and many start-up competitors are struggling to adapt to the uncertain future direction of the PPACA, we have built our flexible platform infrastructure to be relevant over the long-haul, no matter the political environment. We have nearly a two-decade history in the technology-enabled health plan shopping and enrollment marketplace serving individuals both under and over-65, including the following:

•	Leadership in the commercial under-65 health insurance market;

•	Over ten years as the web-based technology solution for Medicare.gov;

•	Relationships with a broad range of health plans and brokers, including 20 of the top 25 health plans (based on total enrollment).

Domain and technology development expertise

The health insurance market is characterized by high levels of regulation and complexity. There are many plan types and configurations available to individuals and ensuring that the options are presented and marketed effectively is key. Further, our technology assists our customers to compete more effectively by allowing them to introduce new products and change pricing and benefit designs dynamically. We also believe that our solutions allow our customers to more effectively enter new markets and distribute new products faster and more efficiently. We believe our depth of knowledge and our proven ability to innovate positions us to be a leader in our industry.

Configurable and scalable solutions to meet customer needs

Many of our solutions are designed to handle both high degrees of configurability and significant growth in users without requiring major software re-engineering or capital expenditures by our customers. Our solutions are cost-effective for our customers because we offer a platform that is comprehensive across key sales automation functions, but also has individual software applications that can integrate with common existing customer software applications. We deliver quick deployment solutions in the cloud as well as large scale enterprise solutions. Today, our technology is used by many of the largest health plans and brokers to power their critical shopping and enrollment functions. We also power the country’s largest multi-payer exchange, Medicare.gov, and successfully handle more than two million Medicare Advantage and Medicare Part D enrollments annually.

Large database of health plan and drug cost information and ancillary products

We believe that our large database of health plan and drug cost information enables us to deliver higher value to our customers and consumers alike. We are a primary source of health plan and pharmacy data for Medicare products available on Medicare.gov and the broad range of our health plan relationships makes us a valuable and extensive source of permission-based health plan information. These data are critical for consumers to make difficult decisions about trade-offs between plan premiums vs. out-of-pocket costs, physician networks and pharmaceutical formularies. Our large dataset of health plan and drug cost information powers our empirically-driven recommendations engine that we believe provides consumers with more precise decision-support tools. In addition, our platform also supports many ancillary products such as dental, life insurance, critical illness and wellness which allows health plans and brokers to sell a more customized package of insurance products, thereby helping to differentiate the consumer shopping experience and maximize our customers’ revenue opportunity.

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Reportable Segments

Our reportable segments, Enterprise/Commercial, Enterprise/State, Medicare and Private Exchanges are based on software and service offerings. Financial information for our reportable segments is included in Note 14 of the Notes to Consolidated Financial Statements included in Part II, Item 8: “Financial Statements and Supplementary Data” of this Annual Report on Form 10-K.

Our portfolio of web-based software solutions allows customers to offer solutions for Group, Individual and Medicare markets. Each application is modular and functions independently, yet can integrate together to create a comprehensive and robust solution. Our portfolio of solutions is summarized below by reportable segment.

Enterprise Commercial Solution for Health Plans

Connecture’s primary Enterprise Commercial solution automates sales and enrollment processing in order to allow health plans to operate more cost-effectively, extend reach and provide a better consumer and/or employer/broker experience. The full consumer lifecycle for sales automation is managed, from business acquisition through renewals. Our platform allows a broad range of consumers (individual plan sales, group sales, or single health plan private exchanges) to make better health insurance decisions. Consumers, brokers and other agents can more easily shop for, purchase and renew insurance. The software solution can be configured for any size of health plan and streamlines workflow for health insurance distribution and automates multiple lines of business, including health, dental, group life, vision, accidental death and dismemberment, short-term disability and long-term disability. The solution is web-based, secure and scalable.

Key capabilities offered by our Enterprise Solution for the Individual Market:

Shopping

The Shopping application allows for the capture of consumer information, the comparison of plans and viewing of rates. In addition, users can retrieve previously saved quotes, copy and create new quotes and indicate acceptance of plans online. The functionality supports all the applicable rules related to open enrollment, metal tier plan information and member-level rate display.

The solution also offers a Plan Advisor Tool which allows the consumer, broker or sales representative to shop and compare plans, products and key benefit features via an interactive “guided shopping” experience based on questions around the consumer’s individual risk tolerance, ability to pay more up-front/higher deductible, personal health factors, desired add-on plans or riders. These questions are then rated and scored and plans are presented based on how the consumer answered each question. There are also subsidy and cost calculators to help the prospective member gauge financial cost of their healthcare choices.

Enrollment

An Online Application steps the user through an easy to navigate electronic application. Questions (or fields) can be standard or dynamic. Enrollment enables the health plan to combine enrollment forms for multiple products into one online application. Once an electronic application has been started, the user can save and return at a later time to complete it. A consumer can also receive assistance with completing the application from the broker or sales representative. The broker or sales representative may aid in determining the best coverage fit for his or her customer, based on presented plan details and prices. The broker or sales representative can start the online application process for his or her customer and then forward the application to the customer for completion. eSignature is also supported.

Administrative Review

Applications that do not meet the health plan’s established rules will be routed to an internal user where they can review and approve, withdraw or indicate that an applicant is not eligible for the coverage requested. To

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expedite the approval process, administrative reviewers can also edit individual new business enrollments. For example, enrollments held for approval due to circumstances such as home address checks, health plan specific configuration checks or attachment uploads can be edited to allow the process to continue moving forward.

Renewals

The renewal application is comprised of a series of workflow steps which will allow for the automatic initiation of the renewal process without manual intervention; health plans, however, can also configure business rules to denote renewal groups and subject such groups to the manual renewal process. Functionality includes renewal import, renewal quoting and acceptance, renewal export, package generation and distribution, recommended and alternate plan mapping and agent/broker PDF generation.

Member Management

The member management application allows members the ability to update their profiles with work and life event changes at any point throughout the year through an online portal. The system will track the requested change of coverage through a defined approval process.

The member is able to perform the following functions within the system:

•	View and modify subscriber and dependent information (e.g., name, address, phone numbers, e-mail, student status, date of birth, gender, social security number);

•	Add and remove dependents from coverage;

•	View current benefits and rates;

•	View address information; and

•	View and modify payment information.

Health plans can also determine unique business rules to determine if administrative review is necessary for specific policy changes.

Key capabilities offered by our Enterprise Solution for the Group Market:

Quoting

New Business Quoting provides a guided workflow to capture basic employer demographic information and employee census details in order to view available plans and corresponding rates. Within each new business quote, the user can view the composite/age rates, estimated premiums, plan benefits and benefit comparisons.

It also provides a guided workflow designed specifically for defined contribution in addition to traditional defined benefit plans. Users can initiate a defined contribution quote by selecting an array of plans options. These options are defined by the health plan and configured within the product server and rate repository. The collection of employer demographics and census information can serve both defined contribution and defined benefit quoting.

Employer and Employee Shopping

The Shopping application allows for the capture of basic consumer information, the comparison of plans and viewing of rates. In addition, users can retrieve previously saved quotes, copy and create new quotes and indicate acceptance of plans online. The functionality supports any of the mandated rules related to open enrollment, metal tier plan information and member-level rate display.

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The solution for groups also offers a Plan Advisor Tool, which allows employee-consumers, or the human resources administrator at the employer or the broker or sales representative working with them, to shop and compare plans, products and key benefit features via an interactive “guided shopping” experience based on questions around their own individual risk tolerance, ability to pay more up-front/higher deductible, personal health factors, desired add-on plans or riders, etc. These questions are rated and scored. Plans are presented based on how the consumer answers each question. There is both a subsidy calculator and a cost calculator to help the prospective member gauge financial risk.

Enrollment and Renewals

Developed specifically for the group market, the solution leverages common capabilities from the Individual applications and delivers necessary functionality tailored for employer group and employee enrollment. Comprehensive functionality also supports the group renewal process.

Group Policy Administration

The Group Policy Administration application allows human resources administrators and members the ability to update profiles with work and life event changes at any point throughout the year through an online portal. The system tracks the requested change of coverage through a defined approval process.

Other Capabilities

We offer single-health plan private exchanges as an extension to the Enterprise Commercial solution. These private exchanges enable insurance health plans to offer more choices to their employer customers. They facilitate an array of defined contribution and defined benefit plans, promote flexibility and consumer personalization and include medical and ancillary products in the consumer offering. We enable a one-stop shopping and enrollment experience that allows employers to make available to their employees a list of plans and benefits for consideration, pricing, selection and enrollment, including recommendation of best fit plans.

We also offer integration of a health plan’s consumer enrollment website to the Federal exchange through a Direct Enrollment capability currently supported by the Federal exchange, which provides the health plans the opportunity to maximize member retention by presenting only their Qualified Health Plans.

Medicare Solution

We provide innovative, web-based Medicare plan comparison and enrollment tools for health plans, Pharmacy Benefit Managers, or PBMs, pharmacies, field marketing organizations, or FMOs, and call centers. These products are used by the Medicare population through commercial health plans, retiree transition exchanges (group to individual, group to group) provided by benefits consulting firms and Medicare.gov.

Key capabilities offered for our Medicare solution include:

Consumer Plan Comparison and Shopping

The plan comparison and shopping solution is deployable in multiple portal website configurations including consumer, agent/broker and call center representative. The application supports the most common Medicare plan options including Medicare Advantage, or MA, Medicare Advantage Prescription Drug, or MAPD, Prescription Drug, or PDP, and Medicare Supplement plans. In addition to operating as a stand-alone website, the offering can also be made available as an Application Programming Interface or API. This allows the customer to embed the functionality within their existing internet assets without the need for a separate website.

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Plan Comparison and Retention

Our Medicare solution utilizes features from the shopping application to improve the efficiency of the policy renewal process. Medicare beneficiaries can receive their forms pre-populated with their personal information from the new business enrollment process, seeing plan options and cost estimates built on known information, such as age and pharmaceutical drug utilization. These pre-filled forms minimize potential errors and can expedite the enrollment process. Beneficiaries are also offered a Short Enrollment Request Form to facilitate enrolling in a different plan offered by the same health plan (when allowed by Centers for Medicare and Medicaid Services, or CMS).

On-line Enrollment

The On-line Enrollment application can be fully integrated with the solution. The application unifies multiple distribution channels (e.g., brokers, field marketing organizations, call centers, etc.) into a single automated application submission to the health plan. Reporting is also available on an integrated basis. Common Medicare plan options including MA, MAPD, PDP and Medicare Supplement plans are supported with dynamic form generation coupled with extensive customization options.

Mobile Field Enrollment

In many cases brokers and agents are in the field and do not have access to the internet at the time of meeting with prospective beneficiaries. Our Mobile Field Enrollment application allows the user to store the enrollment data locally on their tablet and sync with the health plan once they are online. Customer information can also be loaded from the agent/broker’s contact address book located on their tablet. In addition to enrollment forms, other sales information, including presentations and scope of appointment forms are available electronically on the tablet as well.

Private Exchange Solutions

Our Private Exchange reportable segment provides benefit consultants, brokers, exchange operators and aggregators with group defined-contribution benefit exchange solutions. Our solutions enable users to provide their employer and individual customers with a compliant benefit shopping, enrollment and post-enrollment benefits management experience. Brokers are empowered with a custom-branded private exchange environment that provides analytics and decision support. Our Private Exchange solutions expand upon our single-plan shopping and enrollment tools by allowing users to compare plans, premiums and products from among multiple health plans within a specific geography. Our solutions also allow customers to sell individual, group and Medicare health insurance.

Through our RxHealth Insurance Agency, Inc. and ConnectedHealth, LLC subsidiaries, we are a CMS-approved Web-broker Entity, which allows us to assist customers online with (i) completing enrollment in Qualified Health Plans offered in the individual market through the Federal Exchange; (ii) applying for tax credits and cost sharing reductions for Qualified Health Plans; and (iii) other customer service assistance related to health insurance coverage and enrollment processes through the Federal Exchange. Using Web-broker Entity services allows brokers, agencies and aggregators to provide a CMS-approved technology platform to consumers shopping for Qualified Health Plans.

Key capabilities offered for our Private Exchange solutions include:

Under 65 Plan Comparison and Enrollment

Building upon our shopping and enrollment applications, our Private Exchange applications deliver individual consumer and group quoting in a multi-payer configuration. The ability to intake an employer’s employee roster is supported to pre-fill demographic information and decrease process time. Brokers can monitor in-progress activity of the employees and analyze their sold group business, as well as create customized proposals for their customers.

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Consumers and employees are provided medical plan decision support, including demographic and health condition analysis, provider network lookup, financial/out-of-pocket decision modeling, out-of-pocket cost calculator and drug comparison services as described below. In addition to medical products, ancillary and supplemental products (e.g., dental, vision, disability, etc.) are also supported in a single user shopping experience. Once the end-user has made plan selections, electronic enrollment during both annual open enrollment and special enrollment periods is available.

The solution includes integration with third-party benefits administration, consumer-directed health account management (FSA/HSA), call center services and population health and wellness management vendors.

Retiree Group Plan Comparison and Enrollment

Developed for the employer seeking to transition its retirees from its current group coverage to individual Medicare plans, the retiree group plan comparison application allows for the creation of customized employer websites. The roster of eligible retirees can be pre-populated prior to making the site available for the retiree to select a new coverage plan. Health plans that have been selected by the employer are displayed to the retiree. Our Private Exchange solutions not only include technology, but also a repository of participating health plan and ancillary health plan data and integration connectivity. This repository enables the broker and exchange operator to deploy an offering quickly by avoiding an independent sourcing effort.

Enterprise State Solution for State Exchanges

We have offered to state governments a solution that enabled states the ability to create public health insurance exchanges under PPACA. The state solution was customized for the government exchange market and includes three major functional components that facilitate plan selection:

•	Individual or AHBE Shopping and Enrollment Applications—Intuitive tools that help consumers examine, compare and enroll in the best insurance options available for them and their families. Our individual shopping solution for state exchanges includes a range of plan comparison, consumer decision support and provider search tools.

•	Small Group or SHOP Exchanges—For employer and employee shopping, quoting and enrollment.

Due to limited market opportunities, we have continued to reduce our focus and dependency on this segment. As of December 31, 2017, we provide limited professional services to support one remaining customer.

Engagement Tools

Drug Compare

We offer our customers, including PBMs, private exchanges and the federal government’s Medicare.gov website, a member engagement tool for drug pricing comparison called DrugCompare. We believe DrugCompare is one of the most widely-used and comprehensive drug pricing comparison database in the industry. The DrugCompare application presents dose equivalent therapeutic alternatives that are priced according to the shopper’s or member’s benefit and formulary. Lower cost formulary options are suggested, including direct generics, generic alternatives, brands, over the counter drugs, pill-splitting and alternative dosing schedules. Side-by-side pricing and safety comparisons are provided, as well as alerts regarding potential medication management interactions for a member. Our data network includes the ability to comparison shop across the country in retail and mail-order pharmacy locations.

Professional Services and Customer Support

We deliver and support the Connecture platforms and solutions utilizing teams of highly qualified industry and technical personnel. We have implementation teams in place to ensure seamless deployment and effective

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utilization of our solutions. Once deployed, our production support team is able to help customers with the option of maintaining various business rules, rates, plans and products on their own utilizing our proprietary tools, or having us maintain the platform on their behalf. And through working with our software application maintenance teams, customers are able to complete regular upgrades to the licensed applications, including updates for common regulatory items and new functionality.

Customers

Our customers include many of the nation’s leading commercial and Medicare health plans, public and private exchanges and PBMs. Our customer contracts are generally only cancellable by the customer in an instance of our uncured breach, although some of our customers (including government customers) are able to terminate their respective contracts without cause or for convenience, or lack of adequate funding, generally with 30 days’ written notice, which we believe is customary for government contracts. Of our top 20 customers by 2017 revenue, some customers can terminate their contract for convenience upon written notice. These customers represented $31.7 million, or 40.4% of our Contracted Backlog balance as of December 31, 2017.

Sales and Marketing

We sell substantially all of our software solutions through our direct sales organization, comprised of health plan-focused and exchange-focused field sales professionals. These sales efforts are supported by multi-channel marketing tactics including modern digital outreach, websites, email, hosted webinars, print media, event marketing and public relations.

We generate prospect leads, accelerate sales opportunities and build brand awareness through our marketing programs and strategic relationships. Our marketing programs target insurance and benefits executives, technology professionals and government department leaders as well as pharmaceutical benefits managers as direct outreach, but also address other influencers through nurturing programs and public relations.

For a discussion of our contracted backlog, see the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including the subsections titled “Overview” and “Key Financial and Operating Performance Metrics.”

Competition

While we do not believe any single competitor provides the breadth or the depth of the comprehensive Connecture solution set, we do face non-traditional competition from various sources.

Our competition includes:

•	insurance health plans and national brokers that have invested in internally developed customer acquisition and retention solutions;

•	various niche software vendors;

•	systems integrators and large consulting firms;

•	third party administrators and call centers that may look to add technology capabilities; and

•	general enterprise resource planning or CRM software vendors.

We believe that we are differentiated primarily on the following factors:

•	user experience and personalization;

•	breadth and depth of application functionality;

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•	nearly 20 years of longevity as a company in this market and domain expertise in health insurance, benefits and healthcare consumerism, as well as in commercial and government sectors;

•	capability for customization through configuration, integration, security, scalability and reliability of applications;

•	size and variety of customer base;

•	extensive health plan and API data network;

•	cloud-based and on-premise delivery model options;

•	ability to integrate with legacy enterprise infrastructures and third-party applications such as CRM, and rapidly innovate and respond to customer needs and regulatory requirements.

We believe that we compete effectively based upon these criteria. Nonetheless, the increasing acceptance of automated solutions in the health insurance marketplace and the adoption of more sophisticated technology and legislative reform will likely result in increased competition.

Within the business segments that we serve, examples of our competitive positions include:

•	Enterprise/Commercial:

While we do not believe that any single competitor is dominant in this segment, we believe that we are seen as a leader in the individual and small group markets. We believe the larger group market has more competitive pressures and the field of players includes large, established enrollment management firms and core health plan administrative companies.

•	Medicare:

We believe that we are a leading technology solution vendor in this segment. This position is reflected in our role as the shopping technology for Medicare.gov, as well as the number of Medicare health plans we support, which as of December 31, 2017, was over 50 health plans. Additionally, we believe that we currently have a strong competitive position relative to other Medicare shopping and enrollment solutions, although some large health plans may possess the capability to develop their own solution that would compete with us, rather than procuring a solution externally.

•	Private Exchange:

We believe this segment is relatively immature and the competitive environment is still evolving. As such, no competitor, or small group of competitors is dominant in the segment. A range of technology, benefits administration and call center vendors support private exchanges to varying degrees and these vendors differ as to the scope of software and services provided. We believe that our technology capabilities are robust and that our history of working with health plans in single and multi-plan solutions provide us an advantage, as well as our experience in the retiree exchange business. In addition, our flexible and scalable technology allows us to meet the unique needs of customers ranging from large national brokers to smaller regional customers.

•	Enterprise/State:

Due to limited market opportunities, we have continued to reduce our focus and dependency on this segment. As of December 31, 2017, we provide limited professional services to support one remaining customer.

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Technology Infrastructure and Operations

We have primarily deployed our software solutions using hosted and software-as-a-service, or SaaS, models. Our customers typically access our software via the web or mobile devices, rather than by installing software on their premises. Through both our single-tenant and multi-tenant platforms, our customers have options as to the configuration that best meets their needs. The multi-tenant approach provides significant operating leverage and improved efficiency as it helps us to reduce our fixed cost base and minimize unused capacity on our hardware. In addition, we believe our software architecture gives us an advantage over vendors of legacy systems, who may be using a less flexible architecture that would require significant time and expense to update. Our enterprise customers utilize a single-tenant software application which allows improved configurability and support for a variety of unique integrations.

We host our applications and serve our hosted customers from several data centers and hosting providers in different locations. We rely on third-party vendors to operate these data centers and provide services, which are designed to host mission-critical computer systems and have industry-standard measures in place to minimize service interruptions. Our technical operations staff manages the technology stacks supporting our platforms and uses automated monitoring tools throughout our system to detect unusual events or malfunctions that could interfere with our customers’ use of the Connecture solutions. We monitor application health by verifying that the applications, interfaces and supporting middleware are operational. If our monitoring tools detect a problem, they notify our technical operations staff, who respond immediately to diagnose and resolve the problem. We take the security of our data and our systems very seriously, and we focus on minimizing the risk of vulnerabilities in our system at the levels of software design and system and network administration.

Research and Development

We believe that successfully developing and selling innovation is key to our long-term growth. Research and development expenses were $16.7 million, $22.3 million, and $22.7 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Compliance and Certifications

We voluntarily obtain third-party security examinations relating to security and data privacy. In addition, on an annual basis, we have a qualified security assessor complete an audit of compliance against the Payment Card Industry Data Security Standards, or PCI-DSS, applicable to Level 2 service providers. These standards focus on application and network security controls for companies that process, transmit or store credit card data on behalf of customers. As of December 31, 2017, we have demonstrated compliance with PCI-DSS 3.2 as determined by a qualified security assessor. During the year ended December 31, 2017, we also obtained our most recent independent SSAE16 SOC2® Report—Report on Controls at a Service Organization Relevant to Security, Availability, Process Integrity, Confidentiality or Privacy with no exceptions noted. We meet the requirements for a Business Associate as required by the Health Insurance Portability and Accountability Act, or HIPAA.

Intellectual Property

We rely on a combination of trade secret, copyright and trademark laws, license agreements, confidentiality procedures, confidentiality and nondisclosure agreements and technical measures to protect the intellectual property used in our business. We generally enter into confidentiality and nondisclosure agreements with our employees, consultants, vendors and customers. We also seek to control access to and distribution of our software, documentation and other proprietary information.

We use several registered trademarks for our products and services, such as “Connecture,” “DRX,” “DestinationRX” “InsureAdvantage,” and “ConnectedHealth,” which are registered marks of Connecture in the

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United States. Through claimed common law trademark protection, we also protect other marks which identify our services, such as RxHealth, and we have reserved numerous domain names, including “connecture.com.”

We also rely on certain intellectual property rights that we license from third parties.

Government Regulation

The healthcare and health insurance industries are highly regulated and entities are required to comply with extensive and complex United States laws and regulations at the federal and state levels. Although many regulatory and governmental requirements do not directly apply to our business, our customers are required to comply with a variety of United States laws, and we may be impacted by these laws as a result of our contractual obligations. We have attempted to structure our operations to comply with applicable legal requirements, but there can be no assurance that our operations will not be challenged or impacted by enforcement initiatives.

Requirements of PPACA

In March 2010, then-President Obama signed into law the Patient Protection and Affordable Care Act, or PPACA. As enacted, PPACA has impacted how healthcare services are covered, delivered and reimbursed through expanded coverage of uninsured individuals, reduced Medicare program spending and insurance market reforms.

While many of the provisions of PPACA have not been directly applicable to us, PPACA, as enacted, has affected the business of many of our customers. Health plans and large employers have experienced changes in the numbers of individuals they insure as a result of Medicaid expansion and the creation of state and national exchanges. Although we are unable to predict with any reasonable certainty or otherwise quantify any future likely impact of PPACA on our business model, financial condition or results of operations, changes in the business of our customers and the number of individuals they insure may negatively impact our business. While in 2017 the PPACA remained in force, efforts under the current presidential administration have modified and may continue to modify, substantially change, or possibly repeal the PPACA in its entirety. For example, the tax reform bill (known as the Tax Cuts and Jobs Act of 2017) that was enacted into law in December 2017 has removed the individual mandate and associated tax penalties of the PPACA.

Requirements Regarding the Confidentiality, Privacy and Security of Personal Information

HIPAA and Other Privacy and Security Requirements.

There are numerous federal and state laws and regulations related to the privacy and security of personal health and other sensitive information. In particular, regulations promulgated pursuant to HIPAA established privacy and security standards that limit the use and disclosure of individually identifiable health information and require the implementation of administrative, physical and technological safeguards to ensure the confidentiality, integrity and availability of individually identifiable health information in electronic form. Health plans, healthcare clearinghouses and most providers are considered by the HIPAA regulations to be “Covered Entities.” With respect to our operations, we are a Business Associate of our health plan customers and we are directly subject to the privacy and security regulations and oversight established under HIPAA. We enter into written Business Associate Agreements with our customers, under which we are required to safeguard individually identifiable health information and comply with restrictions on how we may use and disclose such information.

Violations of the Privacy Standards and Security Standards might result in civil and criminal penalties, and the American Recovery and Reinvestment Act of 2009 (ARRA) increased the penalties for HIPAA violations and strengthened the enforcement provisions of HIPAA. For example, ARRA authorizes state attorneys general to bring civil actions seeking either injunctions or damages in response to violations of Privacy Standards and Security Standards that threaten the privacy of state residents. Additionally, some health plans interpret HIPAA requirements differently than we do, and as our customers are the Covered Entity under HIPAA we may be required to comply with their interpretations.

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We might not be able to adequately address the business risks created by HIPAA implementation. Furthermore, we are unable to predict what changes to HIPAA or other laws or regulations might be made in the future or how those changes could affect our business or the costs of compliance.

In addition to the Privacy Standards and Security Standards, most states have enacted patient confidentiality laws that protect against the disclosure of confidential medical and/or health information, and many states have adopted or are considering further legislation in this area, including privacy safeguards, security standards and data security breach notification requirements. Such state laws, if more stringent than HIPAA requirements, are not preempted by the federal requirements and we are required to comply with them. Additionally, other laws or standards may apply to our operations, including requirements related to handling certain financial information, federal tax information, or FTI, and payment card association operating rules with respect to credit card data.

Failure by us to comply with any state standards regarding patient privacy may subject us to penalties, including civil monetary penalties and, in some circumstances, criminal penalties. Such failure may injure our reputation and adversely affect our ability to retain customers and attract new customers.

Medicare and Medicaid Regulatory Requirements

We have contracts with insurance health plans who offer Medicare Managed Care (also known as Medicare Advantage or Medicare Part C) and Medicaid managed care plans. We also have contracts with insurance health plans who offer Medicare prescription drug benefits (also known as Medicare Part D) plans. The activities of the Medicare plans are regulated by CMS, and Medicaid is regulated at both the state and federal level. Though our health plan customers remain responsible to comply with CMS and other regulatory requirements, we operate as a First Tier, Downstream & Related Entity, or FDR, in support of our Medicare customers. Some of the activities that we might perform, such as the enrollment of beneficiaries, may be subject to CMS and/or state regulation, and such regulations may force us to change the way we do business or otherwise restrict our ability to provide services to such plans. Moreover, the regulatory environment with respect to these programs has become, and will likely continue to become, increasingly complex.

Financial Services-Related Laws and Rules

Financial services and electronic payment processing services are subject to numerous laws, regulations and industry standards, some of which might impact our operations and subject us, our vendors and our customers to liability as a result of the solutions we offer. In addition, our solutions might be impacted by payment card association operating rules, certification requirements and rules governing electronic funds transfers. If we fail to comply with applicable payment processing rules or requirements, we might be subject to fines and changes in transaction fees and may lose our ability to process credit and debit card transactions or facilitate other types of billing and payment solutions. Moreover, payment transactions processed using the Automated Clearing House Network, or ACH, are subject to network operating rules promulgated by the National Automated Clearing House Association and to various federal laws regarding such operations, including laws pertaining to electronic funds transfers, and these rules and laws might impact our billing and payment solutions.

Insurance Broker Laws

Insurance laws in the United States are often complex, and states have broad authority to adopt regulations regarding brokerage activities. These regulations typically include the licensing of insurance brokers and agents and govern the handling and investment of customer funds held in a fiduciary capacity. We and our broker/agency customers may be subject to some of these regulations, and may not be able to fully comply.

ERISA and Third-Party Administrator Laws

The Employee Retirement Income Security Act of 1974, as amended, or ERISA, regulates how employee benefits are provided to or through certain types of employer-sponsored health benefits plans. ERISA is a set of

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laws and regulations that is subject to periodic interpretation by the United States Department of Labor as well as the federal courts.

Numerous states in which we do business have adopted regulations governing entities engaged in third-party administrator, or TPA, activities. TPA regulations typically impose requirements regarding enrollment into benefits plans, claims processing and payments and the handling of customer funds. Although we do not believe we are currently acting as a TPA, changes in state regulations could result in us being obligated to comply with such regulations, which might require us to obtain licenses to provide TPA services in such states.

Employees

As of December 31, 2017, we had 320 employees, all of whom are based in the United States. We consider our current relationship with our employees to be good. None of our employees is represented by a labor union or is a party to a collective bargaining agreement.

Quarterly Trends and Seasonality

Our overall operating results, including cash flow from operations, fluctuate from quarter to quarter as a result of a variety of factors, some of which are out of our control. These fluctuations are primarily driven by an increase in the third and fourth quarters in activity at our customers in preparation for and during the annual insurance enrollment cycle, which occurs annually during our fourth quarter. Our historical results should not be considered a reliable indicator of our future results of operations.

Available Information

Our Internet address is www.connecture.com and our investor relations website is located at http://investors.connecture.com. We make available free of charge on our investor relations website under the headings “Financials” and “SEC Filings” our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports as soon as reasonably practicable after such materials are electronically filed with (or furnished to) the SEC. Information contained on our websites is not incorporated by reference into this Annual Report on Form 10-K. In addition, the public may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet site, www.sec.gov, that includes filings of and information about issuers that file electronically with the SEC.

Item 1A.	Risk Factors.

Our business, prospects, financial condition or operating results could be materially adversely affected by any of these risks. The trading price of our common stock could decline due to any of the risks and uncertainties described below, and you may lose all or part of your investment. In assessing these risks, you should also refer to the other information contained in this Annual Report on Form 10-K, including our consolidated financial statements and related notes.

Risks Related to the Proposed Merger

On January 4, 2018, we entered into the Merger Agreement with affiliates of Francisco Partners, pursuant to which we will become a privately-held company. The Merger is considered a “going-private” transaction under the SEC’s rules.

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Failure to complete the Merger or an alternative transaction as contemplated under the Merger Agreement could negatively affect our business, the market price of our common stock, and our ability to continue as a going concern.

If the Merger is not completed for any reason and we do not enter into an alternative transaction as contemplated under the Merger Agreement, we will be subject to a number of material risks, including the disruption to our business resulting from the announcement of the signing of the Merger Agreement, the diversion of management’s attention from our day-to-day business, expenses incurred in connection with the proposed Merger and the restrictions imposed by the Merger Agreement on the operation of our business during the period before the completion of the Merger, which may make it difficult for us to achieve our business goals if the Merger does not occur.

In addition, in such a scenario, our stockholders will not receive any payment for their shares in connection with the Merger. Instead, we will remain an independent public company, and our common shares will continue to be quoted on the OTCQX.

However, if the Merger is not completed, and depending on the circumstances that would have caused the Merger not to be completed, the price of the shares of our common stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of the shares would return to the prices at which the shares currently trade. Accordingly, if the Merger is not completed, there can be no assurance as to the effect of these risks on the future value of shares held by our stockholders.

Furthermore, failure to complete the Merger or an alternative transaction could accelerate our obligations under our Senior Credit Facility with Wells Fargo, which could lead to a default under the credit agreement. In the event that we default on our Senior Credit Facility, our debt would accelerate, and Wells Fargo could demand repayment, which would severely restrict our ability to operate our business. On January 4, 2018, we entered into an amendment to our Senior Credit Facility with Wells Fargo in order to, among other things, (i) increase the available revolving credit facility by $5.5 million through the later of June 4, 2018, and the approved outside date of an alternative acquisition as contemplated under the Merger Agreement (the “Outside Date”), (ii) defer scheduled March 31, 2018 Term Loan principal repayments until the Outside Date, at which time the deferred $1.3 million is due and quarterly principal repayments of $1.3 million will resume through March 31, 2021; (iii) replace the existing covenants with a minimum liquidity requirement of $1.5 million at all times from March 1, 2017, through the Outside Date. The Outside Date will be deemed to have occurred prior to the date set forth above upon (i) an event of default under the credit facility, (ii) termination of the Merger Agreement under certain circumstances and (iii) the consummation of the Merger or alternative acquisition as contemplated under the Merger Agreement. If we fail to consummate the Merger before the Outside Date, we may breach our obligations under the credit facility. If we breach these obligations, we would be forced to negotiate with our lender to waive or delay the obligations, and if we are unsuccessful, this could significantly affect our ability to operate our business and continue as a going concern. There can be no assurance that in the future we will be able to refinance our debt on favorable terms, or at all.

Failure to complete the Merger could trigger the payment of a termination fee.

The Merger Agreement contains certain termination rights, including our right to terminate the Merger Agreement to accept a superior proposal, subject to specified limitations, and provides that, if the Special Committee of our board of directors authorizes us to terminate the Merger Agreement in order to accept a superior proposal, we will be required to pay the Parent a termination fee consisting of the reimbursement of certain expenses up to $2 million.

Uncertainties associated with the Merger may cause us to lose key customers or suppliers and make it more difficult to retain and hire key personnel.

As a result of the uncertainty surrounding the conduct of our business following the completion of the Merger, we may lose key customers and suppliers. In addition, our employees may be uncertain about their

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future roles and relationships with us following the completion of the Merger, which may adversely affect our ability to retain them or to hire new employees.

Litigation in connection with the Merger Agreement may be costly, prevent consummation of the Merger, divert management’s attention and otherwise materially harm our business.

Regardless of the outcome of any current or future litigation related to the Merger Agreement and the transactions it contemplates, such litigation may be time-consuming and expensive and may distract our management from running the day-to-day operations of our business. The litigation costs and diversion of management’s attention and resources to address the claims and counterclaims in any litigation related to the Merger Agreement and the transactions it contemplates may materially adversely affect our business, financial condition and/or operating results. Furthermore, if the Merger is not consummated, for any reason, litigation could be filed in connection with the failure to consummate the Merger. Any litigation related to the Merger may result in negative publicity or an unfavorable impression of us, which could negatively impact the trading price of our common stock, impair our ability to recruit or retain employees, damage our relationships with merchants, or otherwise materially harm our operations and financial performance.

Risks Related to Our Business

If the Merger is not completed for any reason or we do not enter into an alternative transaction, we expect that management will operate our business in a manner similar to that in which it is being operated today. Therefore, in addition to the specific risks noted above, our stockholders would continue to be subject to the following risks related to our business, including without limitation risks related to the competitive health insurance marketplace software industry in which we operate and adverse economic conditions in general.

We have a history of losses and we may be unable to achieve or sustain profitability.

We experienced a net loss of $15.5 million, $26.5 million and $7.3 million in 2017, 2016 and 2015, respectively. We cannot predict if we will achieve profitability in the near future or at all. We expect to make significant future expenditures to develop and expand our business. Our prior growth in revenue may not return or be sustainable, and we might not achieve sufficient revenue to achieve or maintain profitability. We may incur significant losses in the future for a number of reasons, including the other risks described in this Annual Report on Form 10-K, and we may encounter unforeseen expenses, difficulties, complications and delays and other unknown events. Accordingly, we may not be able to achieve or maintain profitability, and we may incur significant losses for the foreseeable future. Information on our going concern and management’s plan to address is included in Note 3 of the Notes to Consolidated Financial Statements included in Part II, Item 8: “Financial Statements and Supplementary Data” of this Annual Report on Form 10-K.

Absent the Merger Agreement and the financing to be incurred in connection with the Merger, or an alternative source of financing if the Merger is not completed, we do not have enough cash to fund our operations to profitability and are unable to conclude that we will be able to continue as a going concern entity for at least twelve months following the date of this Annual Report on Form 10-K.

On December 31, 2017, we had cash and cash equivalents of $7.7 million. As noted above, we amended our Senior Credit Facility with Wells Fargo on January 4, 2018 to, among other things, increase our revolving credit facility by $5.5 million to a total of $6.0 million of temporary revolving credit availability. We believe our cash and cash equivalents and temporary revolving credit availability will meet our liquidity needs through the anticipated consummation of the Merger. However, should the Merger not occur before June 4, 2018, the minimum liquidity covenant of the Senior Credit Facility increases from $1.5 million to $15.0 million and we currently have no alternative plans to meet this covenant. As a result, should the Merger not close before June 4, 2018, all $32.6 million of our indebtedness as of December 31, 2017 will become due. Since we do not control our ability to consummate the Merger before June 4, 2018, we cannot be certain we will be able to negotiate with

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Wells Fargo or secure the necessary funds to refinance our Senior Credit Facility before June 4, 2018, and accordingly, we cannot conclude that we will be able to continue as a going concern entity for at least twelve months following the date of this Annual Report on Form 10-K.

In the event that the Merger is not completed but we are able to negotiate for an extension of our indebtedness with Wells Fargo, we would still likely need additional capital, which may not be available to us on favorable terms, or at all, and may dilute the ownership of our common stock. Our ability to raise additional capital may be impaired by the requirement that the holders of our Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and the holders of our Series B Convertible Preferred Stock (the “Series B Preferred Stock”) consent to the issuance of senior equity and that the holders of our Series B Preferred Stock consent to the incurrence of additional indebtedness outside of the ordinary course of business. If we raise additional funds through new issuances of equity or convertible debt securities, our existing stockholders could suffer significant dilution, and any new equity securities we issue could have rights, preferences and privileges superior to those of holders of our common stock. Any debt financing secured by us in the future could involve restrictive covenants relating to our capital-raising activities and other financial and operational matters, which might make it more difficult for us to obtain additional capital and to pursue business opportunities, including potential acquisitions. In addition, we might not be able to obtain additional financing on terms favorable to us, if at all. Similarly, upon the occurrence of certain fundamental events, the holders of our Series A Preferred Stock and our Series B Preferred Stock (which we refer to collectively as our “Preferred Stock”) will have the right to require us to repurchase any or all of our outstanding Series A Preferred Stock and Series B Preferred Stock, respectively. It is possible that we would not have sufficient funds at the time that we are required to make any such purchase of Preferred Stock. We cannot assure the holders of our Preferred Stock that we will have sufficient financial resources, or will be able to arrange financing, to pay the repurchase price in cash with respect to any such Preferred Stock that holders have requested to be repurchased upon the occurrence of such an event. If we are unable to obtain adequate financing or financing on terms satisfactory to us when we require it, our ability to continue to support our business and to respond to business challenges could be significantly limited.

Our history of incurring substantial levels of indebtedness could adversely affect our ability to raise additional capital to fund our operations, limit our ability to react to changes in the economy or our industry, expose us to interest rate risk to the extent of our variable rate debt and prevent us from meeting obligations on our indebtedness.

We have a history of incurring substantial amounts of indebtedness. As of December 31, 2017, our total indebtedness was $32.6 million. Our indebtedness, combined with our other existing and any future financial obligations and contractual commitments, including the requirement that the holders of our outstanding Series B Convertible Preferred Stock (the “Series B Preferred Stock”) consent before we incur any additional indebtedness outside of the ordinary course of business, could have important adverse consequences. For example, it could:

•	make it more difficult for us to satisfy our obligations with respect to our indebtedness, including making interest payments on our debt obligations, and any failure to comply with the obligations under any of our debt instruments, including restrictive covenants, could result in an event of default under the agreements governing such indebtedness;

•	require us to dedicate a substantial portion of our cash flow from operations to payments on our indebtedness, thereby reducing funds available for working capital, capital expenditures, selling and marketing efforts, research and development and other purposes;

•	cause us to incur substantial fees from time to time in connection with debt amendments or refinancing;

•	increase our exposure to rising interest rates because a portion of our borrowings is at variable interest rates;

•	place us at a disadvantage compared to our competitors that have less debt;

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•	limit our ability to pursue acquisitions;

•	limit our flexibility in planning for, or reacting to, changes in our business and the health insurance industry;

•	limit our ability to borrow additional funds, or to dispose of assets to raise funds, if needed, for working capital, capital expenditures, acquisitions, selling and marketing efforts, research and development and other corporate purposes; and

•	increase our vulnerability to adverse economic and industry conditions, which could place us at a competitive disadvantage compared to our competitors that have relatively less indebtedness.

See the section titled “Liquidity and Capital Resources—Senior Credit Facility” for a description of our bank credit facility.

The market for health insurance in the United States is rapidly evolving and volatile, which makes it difficult to forecast adoption rates, regulatory changes, and demand for our solutions, and could have a material adverse effect on our business and results of operations.

The market for health insurance in the United States is rapidly evolving and volatile. Accordingly, our future financial performance will depend in part on growth in this market and on our ability to adapt to emerging demands and trends in this market. The market for health insurance sales automation software is relatively new and unproven, and it is uncertain whether it will achieve and sustain high levels of demand and market acceptance. The volatility and rapidly evolving nature of the market in which we operate, as well as other factors that are beyond our control, reduces our ability to accurately evaluate our long-term outlook and forecast annual performance.

Additionally, our success depends in part upon widespread individual and health plan acceptance of the Internet as a shopping platform and marketplace for the purchase and sale of health insurance. Individuals, employers, employees and health plans may choose to depend on more traditional sources, such as individual agents, or alternative sources may develop, including as a result of significant reforms to healthcare legislation through the Patient Protection and Affordable Care Act, or PPACA, and the Healthcare and Education Reconciliation Act of 2010, or HCERA, or any potential successors to or modifications of PPACA that may be enacted.

A reduction or slowdown in demand for health insurance sales automation software caused by shifts in the marketplace, regulatory requirements, lack of acceptance, technological challenges, and competing solutions, or as a result of individuals, brokers, or health plans determining that other distribution channels for health insurance are superior to ours, would have a material adverse effect on our business, future growth, results of operations and financial condition.

If our existing customers do not continue or renew their agreements with us, renew at lower fee levels, decline to purchase additional software-as-a-service and other professional services from us, or if customers with variable usage fees are unable to effectively increase their transaction volumes, it could have a material adverse effect on our business and operating results, including cash flows from operations.

We derive a significant portion of our revenue from renewal of existing customer agreements and sales of additional software-as-a-service and other professional services to existing customers and expect to continue to do so. As a result, achieving a high renewal rate of our customer agreements and selling additional software-as-a-service and professional services is critical to our future operating results and cash flow.

We generally sell our software-as-a-service and other professional services pursuant to agreements for terms of multiple years. Our customers may choose not to renew these contracts after the initial contract period expires.

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Additionally, some of our customers are able to terminate their respective contracts without cause or for convenience at any time, or may terminate if they cease to participate in a market segment or the health insurance business altogether. We may not be able to accurately predict future trends in customer renewals, and our customers’ renewal rates may decline or fluctuate. Without the continuance or renewal of our customer contracts our business and operating results may suffer.

Factors that may affect the renewal rate for our existing contracts, and our ability to sell additional software-as-a-service and other professional services, include:

•	the price, performance and functionality of our offering;

•	the availability, price, performance and functionality of competing solutions;

•	our ability to develop complementary applications and services;

•	our continued ability to access the pricing and other data necessary to enable us to deliver reliable offerings to customers;

•	the stability, performance and security of our hosting infrastructure and hosting services;

•	changes in healthcare laws, regulations or trends; and

•	the business environment of our customers.

If any of our customers terminate or do not renew their contracts for our services, renew on less favorable terms, or do not purchase additional functionality or software-as-a-service, our revenue may grow more slowly than expected or decline, and our profitability and gross margins may be harmed.

We derive a portion of our revenue from arrangements having variable usage and commission revenue dependent on actual customer usage and consumer enrollments in health and ancillary insurance policies. Our customers may not be successful at maintaining or increasing transaction volumes processed through our web-based software solutions. As a result, we may not be able to achieve desired business and operating results from such variable usage and commission transaction arrangements.

A significant amount of our revenue is derived from a limited number of customers, and any reduction in revenue from any of these customers could have a material adverse effect on our business.

Our ten largest customers by revenue accounted for approximately 50.0% of our consolidated revenue in 2017. If any of our key customers decides not to renew its contracts with us, or to renew on less favorable terms, our business, revenue, reputation, and our ability to obtain new customers could be materially and adversely affected. One customer accounted for 10% or more of our revenue in 2017.

Failure to manage our anticipated long-term growth effectively could increase our expenses, decrease our revenue and prevent us from implementing our business strategy.

To manage our anticipated future growth effectively, we must continue to maintain and enhance our information technology infrastructure, financial and accounting systems and controls. We also must attract, train and retain qualified software engineers, technical and management personnel, sales and marketing personnel, customer support personnel and professional services personnel. Failure to effectively manage our anticipated long-term growth could lead us to over-invest or under-invest in development and operations, result in weaknesses in our infrastructure, systems or controls, give rise to operational mistakes, losses, loss of productivity or business opportunities and result in loss of employees and reduced productivity of remaining employees. Our anticipated long-term growth could require significant capital expenditures and might divert financial resources from other projects such as the development of new products and services. If our management is unable to effectively manage our anticipated long-term growth, our expenses might increase more than

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expected, our revenue could decline or might grow more slowly than expected, and we might be unable to implement our business strategy. The quality of our products and services might suffer, which could negatively affect our reputation and harm our ability to retain and attract customers.

We have experienced quarterly fluctuations, and expect to continue to experience quarterly fluctuations, in our operating results, including cash flows from operations, due to a number of factors, including the seasonality of our revenue, the sales and implementation cycles for our products and services, dependence on variable customer usage and transaction volumes, and other factors, that make our future results difficult to predict and could cause our operating results to fall below expectations.

Our business is subject to seasonal fluctuations and our operating results are traditionally strongest in the fourth quarter of each year as a result of the open enrollment period established by PPACA and other requirements and regulations with respect to the sales and marketing of Medicare plans. Therefore, our stock price might be based on expectations of future performance that we might not meet and, if our revenue or operating results fall below the expectations of investors or securities analysts, the price of our common stock could decline substantially.

The sales cycle for our products and services can vary from, on average, two to 12 or more months, from initial contact to contract execution, depending on the client and complexity of the solution. After a customer contract is signed, we provide an implementation process for the customer which typically ranges from two to four months for our cloud-based implementations and from three to 15 months for complex enterprise implementations, each from contract execution to completion of implementation.

During the sales and implementation cycles for our enterprise segments, we expend substantial time and effort, and incur significant additional operating expenses. Accounting principles require us to defer revenue until implementation is complete and the services are available for use by our customers, at which time we begin recognition of implementation revenue over the life of the contract or the estimated period of customer benefit, whichever is longer. As a result, the period of time between contract signing and recognition of associated revenue may be lengthy, and we are not able to predict with certainty the period in which implementation will be completed. Unanticipated difficulties and delays in implementation might arise as a result of failure by us or our customers to complete one or more of our or their respective responsibilities and, if implementation periods are extended or implementations are cancelled, revenue recognition could be delayed or fail to occur.

Our operating results have varied in the past. In addition to the other risk factors listed in this section, some of the important factors that may cause fluctuations in our operating results include:

•	the timing and amount of cash payments received from the delivery of our software solutions;

•	our dependency on transaction volumes to generate variable usage and commission revenue;

•	the extent to which our products and services achieve or maintain market acceptance;

•	our ability to introduce new products and services and enhancements to our existing products and services on a timely basis;

•	new competitors and the introduction of enhanced products and services from competitors;

•	the financial condition of our current and potential customers;

•	changes in customer budgets and procurement policies;

•	the amount and timing of our investment in research and development activities;

•	technical difficulties with our products or interruptions in our services;

•	our ability to hire and retain qualified personnel, including our sales force;

•	changes in the legislative and regulatory environment related to benefits and healthcare;

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•	regulatory compliance costs;

•	the timing, size and ability to successfully integrate potential future acquisitions; and

•	unforeseen legal expenses, including litigation and settlement costs.

In addition, a significant portion of our operating expense is relatively fixed in nature, and planned expenditures are based in part on expectations regarding future revenue. Accordingly, unexpected revenue shortfalls might decrease our gross margins and could cause significant changes in our operating results from quarter to quarter. If this occurs, the trading price of our common stock could fall substantially, either suddenly or over time.

We operate in the highly competitive software industry. If we are not able to compete effectively, our business and operating results will be harmed.

The software market is highly competitive and is likely to attract increased competition, which could make it hard for us to succeed. Small, specialized providers continue to become more sophisticated and effective. In addition, large, well-financed, and technologically sophisticated software companies might focus more on our market. The size and financial strength of these entities is increasing as a result of continued consolidation in both the IT and health insurance industries. We expect large integrated software companies to become more active in our market, both through acquisitions and internal investment. As costs fall and technology improves, increased market saturation might change the competitive landscape in favor of our competitors.

Some of our current competitors have greater name recognition, longer operating histories, and significantly greater resources than we do. As a result, our competitors might be able to respond more quickly and effectively than we can to new or changing opportunities, technologies, standards, or customer requirements. In addition, current and potential competitors have established, and might in the future establish, cooperative relationships with vendors of complementary products, technologies, or services to increase the availability of their products in the marketplace. Accordingly, new competitors or alliances might emerge that have greater market share, a larger customer base, more widely adopted proprietary technologies, greater marketing expertise, greater financial resources and larger sales forces than we have, which could put us at a competitive disadvantage. Further, in light of these advantages, even if our products and services are more effective than those of our competitors, current or potential customers might accept competitive offerings in lieu of purchasing our offerings. Increased competition is likely to result in pricing pressures, which could negatively impact our sales, profitability or market share. In addition to new niche vendors, who offer stand-alone products and services, we face competition from existing enterprise vendors, including those currently focused on software solutions that have information systems in place with potential customers in our target market. These existing enterprise vendors might promise products or services that offer ease of integration with existing systems and which leverage existing vendor relationships. In addition, large health plans often have internal technology staffs and proprietary software for benefits and distribution management, making them less likely to buy our solutions.

If our transition from our current technology platforms to new platforms does not occur rapidly or as efficiently as anticipated, it could have a material adverse effect on our business and results of operations.

We are expanding our software-as-a-service, or SaaS, and other cloud based and hosted offerings, including building new shared capabilities such as consumer shopping and personalization. Our ability to (i) complete that development and (ii) efficiently transition existing enterprise-platform customers to updated components is important to our future operating results. We are also investing in platform delivery improvements that will lower our cost of implementation and configuration and improve competitiveness. Our SaaS business model depends heavily on achieving economies of scale because the initial upfront investment is costly and the associated revenue is recognized on a ratable basis. If we fail to achieve efficient transitions, improvements to our capabilities, appropriate economies of scale or if we fail to manage or anticipate the evolution and demand of the SaaS pricing model, then our business and operating results could be adversely affected.

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In the event that our proprietary software does not operate properly, our reputation would suffer, claims would likely be asserted against us, and we would likely be required to divert our resources from other purposes, any of which could have a material adverse effect on our business.

Proprietary software development is time-consuming, expensive and complex. We may experience difficulties with software development, industry standards, design or marketing that could delay or prevent the development, introduction, or implementation of new solutions and enhancements. If our solutions do not function reliably or fail to achieve customer expectations in terms of performance, customers could assert liability claims against us and/or attempt to cancel their contracts with us. This could damage our reputation and impair our ability to attract or maintain customers.

Moreover, software as complex as ours has in the past contained, and may in the future contain, or develop, undetected defects or errors. Material performance problems or defects in our products and services might arise in the future. Errors might result from the interface of our services with legacy systems and data, which we did not develop and the function of which is outside of our control. Defects or errors might arise in our existing or new software or service processes. Because changes in health plan and legal requirements and practices relating to health insurance are frequent, we must continuously monitor for defects and errors in our software and service processes compared against these requirements and practices. Any failure by us to identify and address defects and errors could result in loss of enrollment by our customers, loss of revenue or market share, liability to customers or others, failure to achieve market acceptance or expansion, diversion of development and other resources, injury to our reputation, and increased service and maintenance costs. Defects or errors in our product or service processes might discourage existing or potential customers from purchasing services from us. Correcting defects or errors could prove to be impossible or impracticable. The costs incurred in correcting any defects or errors or in responding to resulting claims or liability might be substantial and could adversely affect our operating results.

Our customers might assert claims against us in the future alleging that they suffered damages due to a defect, error, or other failure of our product or service processes. A claim could subject us to significant legal defense costs and adverse publicity regardless of the merits or eventual outcome of such claim.

We rely on data center providers, Internet infrastructure, bandwidth providers, third-party computer hardware and software, other third parties, and our own systems for providing services to our customers, and any failure of or interruption in the services provided by these third parties, our own systems or other external events could expose us to litigation and may negatively impact our relationships with customers, adversely affecting our brand and our business.

We currently serve our customers from several data centers and hosting providers in different locations. While we control and have access to our servers, we do not control the operation of these facilities. The owners of our data center facilities have no obligation to renew their agreements with us on commercially reasonable terms, or at all. We may have to, or choose to, transfer our servers and other infrastructure to new data center facilities, and we may incur significant costs and possible service interruption in connection with doing so. Problems faced by our third-party data center locations, with the telecommunications network providers with whom we or they contract, or with the systems by which our telecommunications providers allocate capacity among their customers, including us, could adversely affect the experience of our customers. Our third-party data centers operators could decide to close their facilities without adequate notice. In addition, any financial difficulties, such as bankruptcy faced by our third-party data centers operators or any of the service providers with whom we or they contract may have negative effects on our business, the nature and extent of which are difficult to predict.

In addition, our ability to deliver our web-based services depends on the development and maintenance of the infrastructure of the Internet by third parties. This includes maintenance of a reliable network backbone with the necessary speed, data capacity, bandwidth capacity and security. Our services are designed to operate without

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interruption in accordance with our service level commitments, and we have implemented various measures to protect against interruptions of customers’ access to our platform. If customers’ access is interrupted because of problems in the operation of our facilities, we could be exposed to significant claims by customers. Our plans for disaster recovery and business continuity rely on third-party providers of related services. If those vendors fail us at a time when our systems are not operating correctly, we could incur a loss of revenue and liability for failure to fulfill our obligations. Any significant instances of system downtime could negatively affect our reputation and ability to retain customers and sell our services, which would adversely impact our revenue.

We have experienced and expect that we will experience future interruptions and delays in services and availability from time to time. In the event of a catastrophic event with respect to one or more of our systems, we may experience an extended period of system unavailability, which could negatively impact our relationship with customers. To operate without interruption, both we and our service providers must guard against:

•	damage from fire, power loss, or telecommunications failure;

•	fire, flood, hurricane or other natural disasters, civil unrest, war and/or terrorism, and other force majeure events outside our control;

•	software and hardware errors, failures and crashes in or own systems and in other systems;

•	security breaches, computer viruses, hacking, denial-of-service attacks and similar disruptive problems; and

•	other potential interruptions.

We also rely on purchased or leased computer hardware and software licensed from third parties in order to offer our services. These licenses are generally commercially available on varying terms. However, it is possible that this hardware and software might not continue to be available on commercially reasonable terms, or at all. Any loss of the right to use any of this hardware or software could result in delays in the provisioning of our services until equivalent technology is either developed by us, or, if available, is identified, obtained and integrated.

We exercise limited control over third-party vendors, which increases our vulnerability to problems with technology and information services they provide. Interruptions in our network access and services might in connection with third-party technology and information services reduce our revenue, cause us to issue refunds to customers for prepaid and unused subscription services, subject us to potential liability, or adversely affect our renewal rates. Although we maintain insurance for our business, the coverage under our policies might not be adequate to compensate us for all losses that may occur. In addition, we might not be able to continue to obtain adequate insurance coverage at an acceptable cost, if at all.

If our security measures are breached or fail, and unauthorized persons gain access to customers’ and consumers’ data, our products and services might be perceived as being unsecure, customers and consumers might curtail or stop using our products and services, and we might incur significant liabilities.

Our products and services involve the collection, processing, storage and transmission of customers’ and consumers’ confidential information, which may include sensitive individually identifiable information that is subject to stringent statutory and regulatory obligations. Because of the sensitivity of this information, security features of our software and applications are very important. From time to time we may detect vulnerabilities in our systems, which, even if they do not result in a security breach, may reduce customer confidence and require substantial resources to address. If our security measures or those of our third-party service providers are breached or fail and/or are bypassed as a result of third-party action, employee error, malfeasance, or otherwise, someone might be able to obtain unauthorized access to our customers’ confidential information and/or sensitive customer data. As a result, our reputation could be damaged, our business might suffer, and we could face damages for contract breach, penalties for violation of applicable laws or regulations, and significant costs for remediation efforts to prevent future occurrences.

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In addition, we rely on various third parties, including health plans, brokers and other third-party service providers and consumers themselves, as users of our system, for key activities to protect and promote the security of our systems and the data and information accessible within them, such as enrollment information, consumer status changes and payment. On occasion, certain individuals have failed to perform these activities. For example, authorized users have failed to administer and use the login/password appropriately, which may allow the system to be accessed by unauthorized third parties. When we become aware of such breaches or incidents, we work with our customers to remedy the issue, terminate inappropriate access as necessary, and provide additional instruction in order to avoid the reoccurrence of such problems. Although to date these breaches have not resulted in claims against us or in material harm to our business, failures to perform these activities might result in claims against us, which could expose us to significant expense, legal liability, and harm to our reputation, which might result in loss of business.

Our security measures, and those of our third-party service providers, may not detect or prevent all attempts to hack our systems, denial-of-service attacks, viruses, malicious software, security breaches or other attacks and similar disruptions that may jeopardize the security of information stored in or transmitted by our sites, networks and systems or that we or our third-party service providers otherwise maintain, including payment card systems which may subject us to fines or higher transaction fees or limit or terminate our access to certain payment methods. Because techniques used to obtain unauthorized access or to sabotage systems change frequently and generally are not recognized until launched against a target, we and our hosting service providers might not be able to detect or prevent these techniques or to implement adequate preventive measures until after the techniques or other attacks have already been launched. If an actual or perceived breach of our security or that of our hosting service providers occurs, the market perception of the effectiveness of our security measures could be harmed and we could lose sales and customers. In addition, our customers might authorize or enable third parties to access their information and data that is stored on our systems. Because we do not control such access, we cannot ensure the complete integrity or security of such data in our systems.

For a more detailed discussion of the risks associated with a failure by us to comply with any of the federal and state standards regarding patient privacy, identity theft prevention and detection and data security, see the risk factor below under “—Risks Related to Regulation—The healthcare and health insurance industries are heavily regulated. Our failure to comply with regulatory requirements could create liability for us, result in adverse publicity and negatively affect our business.”

If we do not continue to provide innovative products and services, along with high quality support services, that are useful to our customers and consumers of insurance products, we might not remain competitive and our newer solutions may not be adopted by new and existing customers, which would have a material adverse effect on our business and results of operations.

Our success depends in part on our ability to successfully develop and sell innovative products and services that health insurance plans and brokers and their customers will utilize. We must continue to invest significant resources in research and development in order to enhance our existing products and services and introduce new high-quality products and services that customers will want. If we are unable to predict preferences of our customers or consumers or industry changes, or if we are unable to modify our products and services on a timely basis, we might lose customers. Our operating results would also suffer if our innovations are not responsive to the needs of our customers, are not appropriately timed with market opportunity, or are not effectively brought to market. As technology continues to develop, our competitors might be able to offer results that are, or that are perceived to be, substantially similar to or better than those generated by us. This would force us to compete on additional product and service attributes and to expend significant resources in order to remain competitive.

Our success also depends on providing high quality support services to resolve any issues related to our products and services. High quality education and customer support are important for the successful marketing and sale of our products and services and for the renewal of existing customers. If we do not help our customers quickly resolve issues and provide effective ongoing support, our ability to sell additional products and services to existing customers would suffer and our reputation with existing or potential customers would be harmed.

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Failure to adequately develop and deploy our direct sales force could impede our results.

We believe that our future performance will depend on the continued development of our direct sales force and its ability to obtain new customers and sell additional products and services to existing customers. Identifying and recruiting qualified personnel and training them in the use of our software requires significant time, expense, and attention. It can take up to nine months or longer before a new sales representative is fully trained and productive. Our business may be adversely affected if our efforts to retain, attract, and train our direct sales force do not generate a corresponding increase in revenue. In particular, if we are unable to hire and develop sufficient numbers of productive direct sales personnel or if new direct sales personnel are unable to achieve desired productivity levels in a reasonable period of time, sales of our products and services will suffer and our results will be impeded.

Because we recognize revenue and expense relating to delivery of software-as-a-service, transaction fees and professional services over varying periods, downturns or upturns in sales are not immediately reflected in full in our operating results.

We recognize recurring revenue monthly over the term of our contracts and recognize the majority of our professional services revenue ratably over the contract term or the estimated period of customer benefit, whichever is longer. As a result, a portion of the revenue we report each quarter is the recognition of deferred revenue from contracts we entered into during previous quarters. Consequently, a shortfall in demand for our software solutions and professional services or a decline in new or renewed contracts in any one quarter might not significantly reduce our revenue for that quarter, but could negatively affect our revenue in future quarters. Accordingly, the effect of significant downturns in new or renewed sales of our products and services is not reflected in full in our results of operations until future periods. Our revenue recognition model also makes it difficult for us to rapidly increase our revenue through additional sales in any period, because revenue from new customers must be recognized over the applicable term of the contracts or the estimated period of customer benefit, whichever is longer. A number of our client arrangements include variable transaction-based fees that are dependent on market conditions and our customers’ success in using our software services to transact annual insurance enrollments. The amount of revenue from such arrangements largely occurs in the fourth quarter of each calendar year in conjunction with the traditional annual health insurance renewal cycles of our customers. In addition, we recognize professional services expenses as incurred, which could cause professional services gross margin to be negative.

We have recorded a significant amount of goodwill, intangible assets and deferred implementation costs. We may need to record additional write-downs from future impairments of these assets, which could adversely affect our costs and business operations.

Our consolidated balance sheet includes significant goodwill, intangible assets and deferred implementation costs, including $30.9 million in goodwill, $5.9 million in other intangible assets and $24.3 million of deferred implementation costs, together representing approximately 73.5% of our total assets as of December 31, 2017. The determination of related estimated useful lives and whether these assets are impaired involves significant judgments and our ability to accurately predict future cash flows related to these intangible assets may not be accurate. We test our goodwill for impairment each fiscal year, but we also test goodwill, other intangible assets and deferred implementation costs for impairment at any time when there is a change in circumstances that indicates that the carrying value of these assets may be impaired. We recorded an impairment charge of $0.2 million for the year ended December 31, 2017. Any future determination that these assets are carried at greater than their fair value could result in substantial non-cash impairment charges, which could significantly impact our reported operating results.

Our estimate of the market size for our solutions may prove to be inaccurate, and even if the market size is accurate, we cannot assure you that our business will serve a significant portion of the market.

Our estimate of the market size for our solutions is subject to significant uncertainty and is based on assumptions and estimates, including our internal analysis and industry experience, which may not prove to be

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accurate. Our ability to serve a significant portion of this estimated market is subject to many factors, including our success in implementing our business strategy, which is subject to many risks and uncertainties. Accordingly, even if our estimate of the market size is accurate, we cannot assure you that our business will serve a significant portion of this estimated market for our solutions.

We might not be able to utilize a significant portion of our net operating loss or other tax credit carryforwards, which could adversely affect our future operating cash flows.

As of December 31, 2017, we had federal and state net operating loss carryforwards due to prior period losses, which if not utilized, will begin to expire in 2020. These carryforwards could expire unused and be unavailable to offset future income tax liabilities, which could adversely affect our future operating cash flows.

In addition, under Section 382 of the Internal Revenue Code of 1986, as amended, our ability to utilize net operating loss carryforwards or other tax attributes in any taxable year may be limited if we experience an “ownership change.” A Section 382 “ownership change” generally occurs if one or more stockholders or groups of stockholders who own at least 5% of our stock increase their collective ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. Similar rules might apply under state tax laws. As a result of prior equity issuances and other transactions in our stock, we have experienced “ownership changes” under Section 382 which limit the amount of net operating losses available to us. Further, an additional “ownership change” will occur upon the anticipated closing of the Merger Agreement dated January 4, 2018. Accordingly, the application of Section 382 could have a material effect on the use of our net operating loss carryforwards or other tax attributes, which could adversely affect our future operating cash flows.

As of December 31, 2017, and 2016, we have recorded a full valuation allowance against net operating loss carryforwards, because we believe it is more likely than not that these deferred tax assets will not be realized.

Our government business relies on working effectively with the prime contractor that hold the contract with the government customer and that contract being renewed or extended, as applicable. To the extent those relationships are not positively maintained and our subcontract in connection with the Centers for Medicare and Medicaid Services, or CMS, contract, is not renewed or extended, it could have a material adverse effect on our business.

In our government business to date, we have primarily worked as a subcontractor to prime contractors that contract directly with the federal or state government customer. In the scope of these relationships, we have provided specified components of the applicable government entity’s overall request. Based on our risk analysis of multiple factors, including the scope of the government entity’s request, the total potential contract value and the terms and conditions of the applicable contract, we have determined that operating in a subcontractor role has been most appropriate for our government business. It may or may not be more beneficial for us to contract directly with the government due to various factors including insurance, risk and liability issues. In order to secure government business, it is important that we identify and market our capabilities to the prime contractor community, participate on joint requests for proposals, and maintain effective working relationships throughout the term of the contract.

In many cases, payment for our products and services is dependent upon the prime contractor getting paid by the government customer. As such, we may not be paid on a timely basis or at all if the prime contractor or other subcontractors have not completed their work.

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We use staff contracting firms located internationally or that source their resources from outside the United States to augment our employee base and assist in the development, distribution and delivery of our solutions. Future work with these firms might expose us to risks that could have a material adverse effect on our business.

We use staff contracting firms (both onshore and offshore) to scale up or down based on customer needs, work across various time zones to meet speed to market requirements, and lower our total cost of delivery. For over ten years, we have used staff contracting firms with employees located internationally. Associated risks include:

•	operating in international markets requires significant resources and management attention and might subject us to regulatory, economic, and political risks that are different from those in the United States, including data privacy and security considerations;

•	ability of our vendor firms to continue to identify and staff local talent that meets our quality and turnaround requirements;

•	currency fluctuations which raises the price of offshore labor and does not allow us to obtain cost efficiencies;

•	difficulties in working with firms that staff and manage foreign operations;

•	weaker protection for intellectual property and other legal rights than in the United States and practical difficulties in enforcing intellectual property and other rights outside of the United States;

•	adverse tax consequences; and

•	unstable regional economic and political conditions.

In addition, our customers may require us to staff projects with only employed or domestically-based staff. That requirement could increase our cost of delivery, which in turn could decrease our competiveness and lower our overall profitability.

Any future litigation against us could be costly and time-consuming to defend and could have a material adverse effect on our business, financial condition and results of operations.

We may become subject, from time to time, to legal proceedings and claims that arise in the ordinary course of business such as claims brought by our customers in connection with commercial disputes or employment claims made by our current or former employees. Litigation might result in substantial costs and may divert management’s attention and resources, which might seriously harm our business, overall financial condition, and operating results. We generally intend to defend ourselves vigorously; however, we cannot be certain of the ultimate outcomes of any claims that may arise in the future. Insurance might not cover such claims, might not provide sufficient payments to cover all the costs to resolve one or more such claims, and might not continue to be available on terms acceptable to us. A claim brought against us that is uninsured or underinsured could result in unanticipated costs, thereby reducing our operating results and leading analysts or potential investors to reduce their expectations of our performance, which could reduce the trading price of our stock. Additionally, certain litigation or the resolution of certain litigation may affect the availability or cost of some of our insurance coverage, which could adversely impact our results of operations and cash flows, expose us to increased risks that would be uninsured and adversely impact our ability to attract officers and directors.

We might be unable to adequately protect our intellectual property, and intellectual property claims against us could result in the loss of significant rights. Even if we are successful in enforcing our intellectual property rights, we may incur significant costs in doing so, which could have a material adverse effect on our business.

Our success depends in part upon our ability to protect our core technology and intellectual property. To accomplish this, we rely on a combination of intellectual property rights, including trademark, copyright, trade

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secret and other intellectual property rights, as well as customary contractual protections. Our intellectual property rights extend to our technologies and software applications. We also rely on intellectual property licensed from third parties. Our attempts to protect our intellectual property might be challenged by others or invalidated through administrative process or litigation. To the extent that our intellectual property and other proprietary rights are not adequately protected, third parties might gain access to our proprietary information, develop and market products or services similar to ours, or use trademarks similar to ours, each of which could materially harm our business.

From time to time, third parties have alleged, and may allege in the future that we have violated their intellectual property rights. If we are forced to defend ourselves against intellectual property infringement claims, regardless of the merit or ultimate result of such claims, we may face costly litigation, diversion of technical and management personnel, limitations on our ability to market or provide our products and services. As a result of any such dispute, we may have to:

•	develop non-infringing technology;

•	pay damages or refund fees;

•	enter into or modify royalty or licensing agreements;

•	cease providing certain products or services; or

•	take other actions to resolve the claims.

Moreover, if we are unable to implement one or more of the remedial actions described above, we may be prevented from continuing to offer, and our customers may be prevented from continuing to use, any of our affected products or services.

The use of open source software in our products and solutions may expose us to additional risks and harm our intellectual property rights.

Some of our products and solutions use or incorporate software that is subject to one or more open source licenses. Open source software is typically freely accessible, usable, and modifiable. Certain open source software licenses require a user who intends to distribute the open source software as a component of the user’s software to disclose publicly part or all of the source code to the user’s software. In addition, certain open source software licenses require the user of such software to make any derivative works of the open source code available to others on potentially unfavorable terms or at no cost.

The terms of many open source licenses to which we are subject have not been interpreted by United States or foreign courts. Accordingly, there is a risk that those licenses could be construed in a manner that imposes unanticipated conditions or restrictions on our ability to commercialize our solutions. In that event, we could be required to seek licenses from third parties in order to continue offering our products or solutions, to re-develop our products or solutions, to discontinue sales of our products or solutions, or to release our proprietary software code under the terms of an open source license, any of which could harm our business. Further, given the nature of open source software, it may be more likely that third parties might assert copyright and other intellectual property infringement claims against us based on our use of these open source software programs.

While we monitor the use of all open source software in our products, solutions, processes, and technology and try to ensure that no open source software is used in such a way as to require us to disclose the source code to the related product or solution when we do not wish to do so, it is possible that such use may have inadvertently occurred in deploying our proprietary solutions. In addition, if a third-party software provider has incorporated certain types of open source software into software we license from such third party for our products and solutions without our knowledge, we could, under certain circumstances, be required to disclose the source code to our products and solutions. This could harm our intellectual property position and our business, results of operations, and financial condition.

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Our confidentiality arrangements with employees and others may not adequately prevent disclosure of trade secrets and other proprietary information, and any such disclosure could have a material adverse effect on our business.

We have devoted substantial resources to the development of our technology, business operations and business plans. In order to protect our trade secrets and proprietary information, we rely in significant part on confidentiality arrangements with our employees, independent contractors, advisers and customers. These arrangements may not be effective to prevent disclosure of confidential information, including trade secrets, and may not provide an adequate remedy in the event of unauthorized disclosure of confidential information. In addition, others may independently discover trade secrets and proprietary information, and in such cases we would not be able to assert trade secret rights against such parties. The loss of trade secret protection could make it easier for third parties to compete with our products and services by copying functionality. In addition, any changes in, or unexpected interpretations of, the trade secret and other intellectual property laws may compromise our ability to enforce our trade secret and intellectual property rights. Costly and time-consuming litigation could be necessary to enforce and determine the scope of our proprietary rights, and failure to obtain or maintain trade secret protection could have a material adverse effect on our business.

If we acquire companies or technologies in the future, they could prove difficult to integrate, disrupt our business, dilute stockholder value, and adversely affect our operating results and the value of our common stock.

As part of our business strategy, we might acquire, enter into joint ventures with, or make investments in complementary companies, services, and technologies in the future. These investments involve numerous risks, including:

•	difficulties in identifying and acquiring products, technologies or businesses that will help our business;

•	difficulties in integrating operations, technologies, services and personnel;

•	diversion of financial and managerial resources from existing operations;

•	risk of entering new markets in which we have little to no experience; and

•	delays in customer purchases due to uncertainty and the inability to maintain relationships with customers of the acquired businesses.

If we fail to properly evaluate acquisitions or investments, we might not achieve the anticipated benefits of any such acquisitions, we might incur costs in excess of what we anticipate, and management resources and attention might be diverted from other necessary or valuable activities, which would have a material adverse effect on our business and results of operations.

Consolidation in the health insurance industry in which our customers operate could cause us to lose customers or could reduce the volume of services purchased by consolidated customers following an acquisition or merger, which could have a material adverse effect on our business.

Consolidation in the health insurance industry has accelerated in recent years, and this trend could continue. We may lose customers due to industry consolidation, and we may not be able to expand sales of our solutions and services to new customers to replace lost customers. In addition, new companies or organizations that result from such consolidation may decide that our solutions are no longer needed because of their own internal processes or the use of alternative solutions. As these entities consolidate, competition to provide solutions and services to industry participants will become more intense and the importance of establishing relationships with large industry participants will become greater. These industry participants may try to use their market power to negotiate price reductions for our solutions. Also, if consolidation of larger current customers occurs, the combined company may represent a larger percentage of business for us and, as a result, we are likely to rely

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more significantly on the combined company’s revenue to achieve growth. As a result, industry consolidation or consolidation among current customers or potential customers could adversely affect our business.

We depend on our senior management team and other key employees, and the loss of one or more key personnel or an inability to attract hire, integrate and retain highly skilled personnel could adversely affect our business.

Our success depends largely upon the continued services of key personnel. We also rely on our leadership team in the areas of research and development, marketing, services, and general and administrative functions, and on mission-critical individual contributors in research and development. From time to time, there may be changes in our executive management team resulting from the hiring or departure of executives, which could disrupt our business. The loss of one or more of our executive officers or other key employees could have a serious adverse effect on our business. The replacement of one or more of our executive officers or other key employees would involve significant time and expense and may significantly delay or prevent the achievement of our business objectives.

To continue to execute our strategy, we also must identify, hire and retain highly skilled personnel. Competition is intense for engineers with high levels of experience in designing and developing software and Internet-related services. We might not be successful in maintaining our unique culture and continuing to attract and retain qualified personnel. We have from time to time in the past experienced, and we expect to continue to experience in the future, difficulty in hiring and retaining highly skilled personnel with appropriate qualifications. The pool of qualified personnel is limited overall and specifically in the geographic regions in which our principal offices are located. Failure to identify, hire and retain necessary key personnel could have a material adverse effect on our business, financial condition and results of operations.

Consumers of health insurance are increasingly relying on mobile devices as part of their decision-making process. If we are unsuccessful in expanding the capabilities of our shopping tools for mobile platforms, it could adversely affect our business.

We believe that consumers of health insurance are increasingly relying on mobile devices, such as smartphones and tablets, in connection with their health insurance purchasing decisions. Traditionally, our solutions have been designed for desktop platforms, and we must develop new capabilities to deliver compelling user experiences via mobile devices. To deliver high quality mobile offerings, it is important that our solutions integrate with a wide range of other mobile technologies, systems, networks and standards that we do not control. We may not be successful in developing products that operate effectively with these technologies, systems, networks or standards. Further, our success on mobile platforms will be dependent on our interoperability with popular mobile operating systems that we do not control, such as Android, iOS and Windows Mobile, and any change in such systems that degrade our functionality or give preferential treatment to competitive products could adversely affect usage of our solutions through mobile devices. If we fail to achieve success with our mobile offerings, our ability to deliver compelling user experiences to consumers as they increasingly rely on mobile devices in connection with their health insurance purchasing decisions will be constrained and our business could be adversely affected.

If we cannot maintain or enhance our corporate culture, we could lose the innovation, teamwork, passion and focus on execution that we believe contribute to our success, which could have a material adverse effect on our business.

We believe that a critical component to our business has been our corporate culture. We have invested substantial time and resources in building our team. We may find it difficult to maintain the innovation, teamwork, passion and focus on execution that we believe are important aspects of our corporate culture. Failure to enhance or preserve our culture could negatively affect our future success, including our ability to retain and recruit personnel and to effectively focus on and pursue our corporate objectives.

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Failure by our customers to obtain proper permissions and waivers might result in claims against us or may limit or prevent our use of data, which could have a material adverse effect on our business.

We require our customers to provide necessary notices and to obtain necessary permissions and waivers for use and disclosure of information on our platform, and we require contractual assurances from them that they have done so and will do so. If, however, despite these requirements and contractual obligations, our customers do not obtain necessary permissions and waivers, then our use and disclosure of information that we receive from them or on their behalf might be limited or prohibited by state or federal privacy laws or other laws. This could impair our functions, processes and databases that reflect, contain, or are based upon such data and might prevent use of such data. In addition, this could interfere with, or prevent creation or use of, rules, analyses, or other data-driven activities that benefit us and our business. Moreover, we might be subject to claims or liability for use or disclosure of information by reason of lack of valid notices, agreements, permissions or waivers. These claims or liabilities could subject us to unexpected costs and adversely affect our operating results.

If we are required to collect sales and use taxes in additional jurisdictions, we might be subject to liability for additional sales and use taxes and our future sales may decrease.

We might incur significant expenses, and, as a result, lose sales, if states successfully impose broader guidelines on state sales and use taxes or successfully argue that current guidelines apply to us. A successful assertion by one or more states requiring us to collect sales or other taxes on the licensing of our software or sale of our services could result in substantial tax liabilities for past transactions and otherwise harm our business. Each state has different rules and regulations governing sales and use taxes, and these rules and regulations are subject to varying interpretations that change over time. We review these rules and regulations periodically and, when we believe we are subject to sales and use taxes in a particular state, voluntarily engage with state tax authorities in order to determine how to comply with their rules and regulations. We cannot assure you that we will not be subject to sales and use taxes or related interest and penalties for past sales or use taxes in states where we currently believe no such taxes are required.

Vendors of services, like us, are typically held responsible by taxing authorities for the collection and payment of any applicable sales and similar taxes. If one or more taxing authorities determines that taxes should have, but have not, been paid with respect to our services, we might be liable for past taxes in addition to taxes going forward. Liability for past taxes might also include substantial interest and penalty charges. Our customer contracts typically provide that our customers must pay all applicable sales and similar taxes. Nevertheless, our customers might be reluctant to pay back taxes and might refuse responsibility for interest or penalties associated with those taxes. If we are required to collect and pay back taxes and the associated interest and penalties, and if our customers fail or refuse to reimburse us for all or a portion of these amounts (or if we decline to seek reimbursement from our clients), we will incur unplanned expenses that may be substantial. Moreover, imposition of such taxes on us going forward will effectively increase the cost of our software and services to our customers and might adversely affect our ability to retain existing customers or to gain new customers in the areas in which such taxes are imposed.

Risks Related to Regulation

The healthcare and health insurance industries are heavily regulated. Our failure to comply with regulatory requirements could create liability for us, result in adverse publicity and negatively affect our business.

The healthcare and health insurance industries are highly regulated and are subject to changing political, legislative, regulatory, and other influences. Existing and new laws and regulations could create unexpected liabilities for us, cause us to incur additional costs and restrict our operations. These laws and regulations are complex and their application to specific services and relationships are not always clear. In particular, many existing laws and regulations affecting healthcare and health insurance and related benefits or products when enacted, did not anticipate the services that we provide, and these laws and regulations might be applied to our services in ways that we do not anticipate. Our failure to accurately anticipate the application of these laws and

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regulations, or our failure to comply, could require us to change our operations or cease using certain datasets, create liability for us, result in adverse publicity, and negatively affect our business. Some of the risks we face from the regulation of healthcare and health insurance are as follows:

•	Patient Protection and Affordable Care Act. The current United States Congress and executive administration has made and may make additional changes to aspects of the PPACA or replace it entirely. For example, the Tax Cuts and Jobs Act of 2017 has removed the individual mandate and associated individual tax penalties of the PPACA. Such changes, or the uncertainty and instability in the market that may arise from the possibility of such changes, in turn may affect our business. Additionally, numerous lawsuits have challenged and continue to challenge the constitutionality and other aspects of the PPACA, and regulations and regulatory guidance continue to be issued or modified on various aspects of the PPACA. While many of the provisions of the PPACA are not directly applicable to us, the PPACA, as enacted, affects the business of many of our customers. Our customers have experienced changes in the numbers of individuals they insure as a result of Medicaid expansion and the creation of state and national exchanges and may experience additional changes if provisions related to the PPACA, including Medicaid expansion, are altered as a result of administrative changes or a repeal and replacement of the PPACA. Although we are unable to predict with any reasonable certainty or otherwise quantify the likely impact of efforts to modify or repeal the PPACA, including the market uncertainty and instability that may result from such efforts, on our business model, financial condition, or results of operations, changes in the business of our customers and the number of individuals they insure may negatively impact our business.

•	HIPAA and Other Privacy and Security Requirements. There are numerous federal and state laws and regulations related to the privacy and security of personal health information. In particular, regulations promulgated pursuant to the Health Insurance Portability and Accountability Act of 1996, or HIPAA, established privacy and security standards, or Privacy Standards and Security Standards, that limit the use and disclosure of individually identifiable health information, and require the implementation of administrative, physical, and technological safeguards to ensure the confidentiality, integrity, and availability of individually identifiable health information in electronic form. Health plans, healthcare clearinghouses, and most providers are considered by the HIPAA regulations to be “Covered Entities.” With respect to our operations, we are a Business Associate of our health plan customers and we are directly subject to the privacy and security regulations established under HIPAA. We enter into written Business Associate Agreements with our health plan customers, under which we are required to safeguard individually identifiable health information and comply with restrictions how we may use and disclose such information. Effective February 2010, the American Recovery and Reinvestment Act of 2009, or ARRA, and effective March 2013, the HIPAA Omnibus Final Rules extended the direct application of certain provisions of the Privacy Standards and Security Standards to Business Associates. ARRA and the HIPAA Omnibus Final Rule also subject Business Associates to direct oversight and audit by the HHS.

Violations of the Privacy Standards and Security Standards might result in civil and criminal penalties, and ARRA increased the penalties for HIPAA violations and strengthened the enforcement provisions of HIPAA. For example, ARRA authorizes state attorneys general to bring civil actions seeking either injunctions or damages in response to violations of Privacy Standards and Security Standards that threaten the privacy of state residents. Additionally, some health plans interpret HIPAA requirements differently than we do, and as our customers are the Covered Entity under HIPAA we may be required to comply with their interpretations.

We might not be able to adequately address the business risks created by HIPAA implementation. Furthermore, we are unable to predict what changes to HIPAA or other laws or regulations might be made in the future or how those changes could affect our business or the costs of compliance.

In addition to the Privacy Standards and Security Standards, most states have enacted patient confidentiality laws that protect against the disclosure of confidential medical and/or health

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information, and many states have adopted or are considering further legislation in this area, including privacy safeguards, security standards, and data security breach notification requirements. Such state laws, if more stringent than HIPAA requirements, are not preempted by the federal requirements and we are required to comply with them. Additionally, other laws or standards may apply to our operations, including requirements related to handling certain financial information, federal tax information, or FTI, and payment card association operating rules with respect to credit card data.

Failure by us to comply with any state standards regarding patient privacy may subject us to penalties, including civil monetary penalties and, in some circumstances, criminal penalties. Such failure may injure our reputation and adversely affect our ability to retain customers and attract new customers.

•	Insurance Broker Laws. Insurance laws in the United States are often complex, and states have broad authority to adopt regulations regarding brokerage activities. These regulations typically include the licensing of insurance brokers and agents and govern the handling and investment of customer funds held in a fiduciary capacity. We and our broker/agency customers may be subject to some of these regulations, and may not be able to fully comply.

•	Medicare and Medicaid Regulatory Requirements. We have contracts with health plans that offer Medicare Managed Care (also known as Medicare Advantage or Medicare Part C). We also have contracts with health plans that offer Medicare prescription drug benefits (also known as Medicare Part D) plans. The activities of the Medicare plans are regulated by CMS. Though our health plan customers remain responsible to comply with CMS requirements, we operate as a First Tier, Downstream & Related Entity, or FDR, in support of our customers. Some of the activities that we might perform, such as the enrollment of beneficiaries, may be subject to CMS and/or state regulation, and such regulations may force us to change the way we do business or otherwise restrict our ability to provide services to such plans. Moreover, the regulatory environment with respect to these programs has become, and will likely continue to become, increasingly complex.

•	Financial Services-Related Laws and Rules. Financial services and electronic payment processing services are subject to numerous laws, regulations and industry standards, some of which might impact our operations and subject us, our vendors, and our customers to liability as a result of the payment distribution and processing solutions we offer. In addition, payment distribution and processing solutions might be impacted by payment card association operating rules, certification requirements, and rules governing electronic funds transfers. If we fail to comply with applicable payment processing rules or requirements, we might be subject to fines and changes in transaction fees and may lose our ability to process credit and debit card transactions or facilitate other types of billing and payment solutions. Moreover, payment transactions processed using the Automated Clearing House Network, or ACH, are subject to network operating rules promulgated by the National Automated Clearing House Association and to various federal laws regarding such operations, including laws pertaining to electronic funds transfers, and these rules and laws might impact our billing and payment solutions. Further, our solutions might impact the ability of our payer customers to comply with state prompt payment laws. These laws require payers to pay healthcare claims meeting the statutory or regulatory definition of a “clean claim” within a specified time frame.

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False or Fraudulent Claim Laws. There are numerous federal and state laws that forbid submission of false information or the failure to disclose information in connection with submission and payment of claims for reimbursement from the government. In some cases, these laws also forbid abuse of existing systems for such submission and payment. Any contract we have with a government entity or in support of a government entity requires us to comply with these laws and regulations. Any failure of our services to comply with these laws and regulations could result in substantial liability, including but not limited to criminal liability, could adversely affect demand for our services, and could force us to expend significant capital, research and development, and other resources to address the failure. Any determination by a court or regulatory agency that our services with government customers violate these laws and regulations could subject us to civil or criminal penalties, invalidate all or portions of

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some of our government customer contracts, require us to change or terminate some portions of our business, require us to refund portions of our services fees, cause us to be disqualified from serving not only government customers but also all customers doing business with government payers, and have an adverse effect on our business.

•	ERISA. The Employee Retirement Income Security Act of 1974, as amended, or ERISA, regulates how employee benefits are provided to or through certain types of employer-sponsored health benefits plans. ERISA is a set of laws and regulations that is subject to periodic interpretation by the United States Department of Labor as well as the federal courts. In some circumstances, and under certain customer contracts, we might be deemed to have assumed duties that make us an ERISA fiduciary, and thus be required to carry out our operations in a manner that complies with ERISA in all material respects. Our current operations may render us subject to ERISA fiduciary obligations, and while we believe we are in compliance with ERISA and that any such compliance does not currently have a material adverse effect on our operations, there can be no assurance that continuing ERISA compliance efforts or any future changes to ERISA will not have a material adverse effect on us.

•	Third-Party Administrator Laws. Numerous states in which we do business have adopted regulations governing entities engaged in third-party administrator, or TPA, activities. TPA regulations typically impose requirements regarding enrollment into benefits plans, claims processing and payments, and the handling of customer funds. Additions to our service offerings and/or changes in state regulations could result in us being obligated to comply with such regulations, which might require us to obtain licenses to provide TPA services in such states.

The growth in the Medicare plan market is important to the overall growth rate of our business. The marketing and sale of Medicare plans are subject to numerous, complex and frequently changing laws and regulations, and the impact of changes in laws related to Medicare or any failure to comply with them could harm our business, results of operations and financial condition.

The number of people eligible for Medicare is one of the most significant drivers in the growth of Medicare plans. Any changes in the eligibility requirements for Medicare such as raising the age of eligibility would decrease the available pool of recipients and lower our growth expectations.

The marketing and sale of Medicare plans are subject to numerous laws, regulations and guidelines at both the Federal and state level. The marketing and sale of Medicare Advantage and Medicare Part D prescription drug plans are principally regulated by CMS, which is a division of the United States Department of Health and Human Services, and the marketing and sale of Medicare supplement plans is principally regulated on a state- by- state basis by state departments of insurance. The laws and regulations applicable to the marketing and sale of Medicare plans lack clarity, are numerous and complex, were not drafted to contemplate health insurance exchanges, and change frequently, particularly with respect to regulations and guidance issued by CMS for Medicare Advantage and Medicare Part D prescription drug plans and by the various state departments of insurance for Medicare supplement plans.

As a result of these laws, regulations and guidelines, we have altered, and will need to continue to alter, our business operations and procedures to comply with these changing requirements. Though our health plan customers remain responsible to comply with CMS requirements, we operate as an FDR, in support of our customers. Changes to the laws, regulations and guidelines relating to Medicare plans, the scope of their application to our business, their interpretation by regulators or our health plan customers, or the manner in which they are enforced could be incompatible with our business model. As a result, our business could be slowed or we could be prevented from operating portions of our business altogether, either of which would materially harm our results of operations and financial condition, particularly if this occurred during the Medicare annual enrollment period, which is when the vast majority of Medicare plans are sold.

Health plans may adjust their commission rates to comply with regulatory guidelines, such as those published by CMS with respect to the marketing of Medicare Advantage and Medicare Part D prescription drug

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plans. If these contractual changes result in reduced commissions, our revenue may decline. Because insurance rates may vary between health plans, plans and enrollment dates, changes in enrollment mix may impact our commission revenue. Future changes in health plan pricing practices could harm our business, results of operations and financial condition.

In March 2010, the Federal government enacted significant reforms to healthcare legislation through the PPACA and the HCERA, which we refer to collectively as Healthcare Reform. In addition, one of the elements of the Budget Control Act of 2011 is the creation of a joint select committee on deficit reduction to develop recommendations, including changes to entitlement programs such as Medicare, to reduce the national debt by at least $1.5 trillion over 10 years. In connection with the United States Congress’s failure to agree on a proposal to lower the national deficit, the Budget Control Act mandates automatic cuts to domestic and defense spending, including a significant reduction in Medicare spending. The impact that Healthcare Reform and the Budget Control Act will have on the market for Medicare plans could change the demand for Medicare plans, the way these plans are delivered, or the commissions that health plans pay to us in connection with their sale or otherwise adversely impact us. Likewise, efforts to modify or repeal PPACA, and the resulting uncertainty within the market as such efforts are contemplated, could alter the market for Medicare plans in a manner that adversely affects our business and operations.

In the event that these laws and regulations or changes in these laws and regulations, or other laws and regulations that impact the marketing and sale of Medicare plans, adversely impact our ability or our customers’ ability to market any type of Medicare plan on an exchange platform or the commissions that we receive for selling these plans, our business, results of operations and financial condition would be harmed.

Additional regulatory requirements placed on our software, services, and content could impose increased costs on us, delay or prevent our introduction of new service types, and impair the function or value of our existing service types.

Our products and services are and are likely to continue to be subject to increasing regulatory requirements in a number of ways. As these requirements proliferate, we must change or adapt our products and services to comply. Changing regulatory requirements might render our services obsolete or might prevent us from pursuing our business objectives or developing new services. This might in turn impose additional costs upon us to comply or to further develop our products and services. It might also make introduction of new product or service types costlier or more time-consuming than we currently anticipate. It might even prevent introduction by us of new products or services or cause the continuation of our existing products or services to become unprofitable or impossible.

Potential government subsidy of services similar to ours, or creation of a single-payer system, might reduce customer demand.

Entities including brokers and United States federal and state governments have offered to subsidize adoption of online benefits platforms or clearinghouses. In addition, prior proposals regarding healthcare reform have included the concept of creation of a single payer for health insurance. This kind of consolidation of critical benefits activity could negatively impact the demand for our services.

Risks Related to Ownership of Our Common Stock

As noted above, if the Merger is not completed for any reason or we do not enter into an alternative transaction, we expect that management will operate our business in a manner similar to that in which it is being operated today. Therefore, in addition to the specific risks with respect to the Merger and our business, our stockholders would also continue to be subject to the following risks related to ownership of our common stock.

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As a result of the quoting of our common stock on the OTCQX US Market (“OTCQX”), the liquidity of our common stock and our ability to raise additional capital may be impaired, which could adversely affect our business, financial condition and results of operations.

On October 30, 2017, we filed a Form 25 with the Securities and Exchange Commission to effect the voluntary withdrawal of our common stock from The Nasdaq Global Market. In connection with the withdrawal, we secured approval from OTC Markets, Inc. so that our common stock could be quoted on the OTCQX US Market under its current trading symbol “CNXR” beginning on October 31, 2017. As previously disclosed, we received notices from Nasdaq that we were not in compliance with the $15 million minimum market value of publicly held shares continued listing standard, as required by Nasdaq Listing Rule 5450(b)(2)(C), and the minimum bid price of $1 per share continued listing standard, as set forth in Nasdaq Listing Rule 5450(a)(1). If our stock were to have remained on The Nasdaq Global Market without regaining compliance with such Nasdaq Listing Rules by October 31, 2017 and November 27, 2017, respectively, our common stock would have been subject to delisting. Our Board of Directors approved the voluntary withdrawal of our common stock from listing on The Nasdaq Global Market as a result of its assessment of the probability of regaining compliance with the Nasdaq Listing Rules, our common stock’s then-current trading volume and price, and the costs of seeking to maintain eligibility to list our common stock on The Nasdaq Global Market.

Having our common stock quoted on the OTCQX, rather than The Nasdaq Global Market or another securities exchange, could adversely affect our ability to attract new investors, decrease the liquidity of our outstanding shares of common stock, reduce our flexibility to raise additional capital, reduce the price at which our common stock trades, and increase the transaction costs inherent in trading such shares with overall negative effects for our stockholders. In addition, it could deter broker-dealers from making a market in or otherwise seeking or generating interest in our common stock and might deter certain institutions and persons from investing in our securities at all. We may also face other material adverse consequences as a result of no longer being listed on a national securities exchange, such as negative publicity, diminished investor and/or employee confidence, and the loss of business development opportunities. In addition, if we are unable to maintain compliance with the continued quotation standards of the OTCQX, we may be required to transfer the quotation of our common stock to another over-the-counter market, which may result in a further decrease in the trading price and liquidity of our common stock.

Our stock price may be volatile and trading may be sporadic, which could depress the market price of our common stock and make it difficult for our stockholders to resell their shares.

The trading price of our common stock may be highly volatile and could be subject to wide fluctuations in response to various factors, including the risk factors described in this “Risk Factors” section and elsewhere in this Annual Report on Form 10-K and other factors which are beyond our control. These factors include:

•	our operating performance and the operating performance of similar companies;

•	the overall performance of the equity markets;

•	announcements by us or our competitors of acquisitions, business plans, or commercial relationships;

•	threatened or actual litigation;

•	changes in laws or regulations relating to the sale of health insurance, including market conditions for health plans;

•	any major change in our Board of Directors or management;

•	the significant ownership position controlled by a limited number of stockholders;

•	publication of research reports or news stories about us, our competitors, or our industry, or positive or negative recommendations or withdrawal of research coverage by securities analysts;

•	large volumes of sales of our shares of common stock by existing stockholders; and

•	general political and economic conditions.

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In addition, because our common stock is quoted on the OTCQX and not on a national securities exchange, trading in our common stock may be sporadic and characterized by wide fluctuations in trading prices. This volatility and sporadic trading could depress the market price of our common stock for reasons unrelated or disproportionate to our operating performance and make it more difficult for our stockholders to resell their shares. Securities class action litigation has often been instituted against companies following periods of volatility in the overall market and in the market price of a company’s securities. With the decrease in the trading price of our common stock, we may face increased risk of this litigation, which if instituted against us, could result in substantial costs, divert our management’s attention and resources, and harm our business, operating results, and financial condition.

Francisco Partners controls a majority of our voting securities, which may limit the ability of our stockholders to influence corporate matters and may give rise to conflicts of interest.

On May 2, 2016, we completed the sale of 52,000 shares of our Series A Preferred Stock (the “Series A Financing”) pursuant to an Investment Agreement, dated March 11, 2016, as amended, by and among the Company, Francisco Partners IV, L.P. and Francisco Partners IV-A, L.P. (together, “Francisco Partners”) and Chrysalis Ventures II, L.P. (“Chrysalis”). As of December 31, 2016, Francisco Partners beneficially owned approximately 43% of our outstanding capital stock on an as-converted basis by virtue of its ownership of shares of our Series A Preferred Stock and shares of our common stock it purchased in market transactions. On March 10, 2017, we completed the sale of 17,500 shares of our Series B Preferred Stock (the “Series B Financing”) pursuant to an Investment Agreement, dated March 10, 2017, by and among the Company, Francisco Partners and Chrysalis. As a result of that purchase, Francisco Partners owned, as of the closing of the Series B Financing, approximately 56% of our outstanding capital stock on an as-converted basis. Subject to certain protective provisions applicable to our Preferred Stock, shares of our outstanding common stock, Series A Preferred Stock and Series B Preferred Stock vote together on an as-converted basis, meaning that Francisco Partners controlled approximately 56% of our voting securities as of March 10, 2017. As of December 31, 2017, Francisco Partners held approximately 57% of our voting securities on an as-converted basis.

In addition, under the terms of the Investor Rights Agreement entered into with Francisco Partners in connection with the closing of the Series B Financing, for so long as Francisco Partners owns at least 10% of the aggregate shares of our Series B Preferred Stock, Series A Preferred Stock and common stock that it held as of March 10, 2017, it can: (i) for so long as it holds at least 5% of our aggregate outstanding securities (on an as-converted basis), designate a proportionate share of our Board of Directors based upon its percentage ownership of our outstanding securities on an as-converted basis, rounded up to the nearest whole director, which designees are entitled to serve on each committee of the Board, subject to applicable legal and OTCQX requirements, and (ii) if no director designated by Francisco Partners is serving on the Board, designate one Board observer. As of the closing of the Series B Financing, Francisco Partners had one designee serving on our Board of Directors and one vacancy existed, which vacancy will be filled by Francisco Partners.

Francisco Partners, as the controlling shareholder of both our Series A Preferred Stock and our Series B Preferred Stock, also must consent before we take certain corporate actions, including:

•	amending our organizational documents in a manner that would have an adverse effect on the Series A Preferred Stock or Series B Preferred Stock;

•	issuing securities that are senior to, or equal in priority with, the Series A Preferred Stock or Series B Preferred Stock; and

•	incurring indebtedness other than in the ordinary course of business or from our existing senior secured lender, Wells Fargo, up to the maximum amount authorized as of March 10, 2017.

Accordingly, Francisco Partners may be able to exert significant influence over us and any action requiring the approval of the holders of our common stock, including the election of directors, the amendment of our

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amended and restated certificate of incorporation and amended and restated bylaws and the approval of mergers or other business combination transactions. Furthermore, the interests of Francisco Partners may not be aligned with our other stockholders, which could lead to actions that may not be in the best interests of our other stockholders. Francisco Partners and its affiliates are in the business of making or advising on investments in companies, including businesses that may directly or indirectly compete with certain portions of our business, and they may have interests that diverge from, or even conflict with, those of our other stockholders. They may also pursue acquisition opportunities that may be complementary to our business, and, as a result, those acquisition opportunities may not be available to us. In addition, Francisco Partner’s significant ownership in us may discourage, delay or prevent a third party from making a significant equity investment in us, or could discourage, delay or prevent transactions involving a change in control, including transactions in which our stockholders might otherwise receive a premium for their shares over the then-current market price. Likewise, Francisco Partners’ ability to prevent our acceptance of any senior equity or indebtedness other than in the ordinary course of business or from Wells Fargo under our existing credit facility, may make it more difficult for us to secure additional capital in the future if needed, which could significantly limit our ability to continue to support our business and to respond to business challenges.

In addition, as of December 31, 2017, Chrysalis beneficially owned approximately 11% of our outstanding capital stock on an as-converted basis, which includes shares of our common stock, Series A Preferred Stock and Series B Preferred Stock. Chrysalis has a representative, David A. Jones, Jr., that serves on our Board of Directors as Chairman of the Board of Directors. Collectively, as of December 31, 2017, our directors, executive officers, and their affiliated entities beneficially owned approximately 70% of our outstanding capital stock on an as-converted basis. These stockholders, if they act together, could exert substantial influence over matters requiring approval by our stockholders, including the amendment of our amended and restated certificate of incorporation and amended and restated bylaws, and the approval of mergers or other business combination transactions, which may further discourage, delay or prevent a third party from making a significant equity investment in us, or could discourage, delay or prevent transactions involving a change in control, including transactions in which our stockholders might otherwise receive a premium for their shares over the then-current market price. Furthermore, as a result of the concentration in ownership of our securities, our common stock may be less attractive to some investors or otherwise harmed. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

The issuance of shares of our Series A Preferred Stock and Series B Preferred Stock reduces the relative voting power of holders of our common stock, dilutes the ownership of such holders and may adversely affect the market price of our common stock.

Holders of Series A Preferred Stock are entitled to a cumulative dividend at the rate of 7.5% per annum (subject to adjustment), payable quarterly in arrears. The dividends are to be paid in-kind, through an increase in the number of shares of common stock into which shares of Series A Preferred Stock are convertible, through at least May 2, 2018, and thereafter in cash or in-kind at our option. Upon the occurrence of certain events, the dividend rate will increase. Holders of Series B Preferred Stock are entitled to a cumulative dividend at the rate of 15% per annum (subject to adjustment), payable quarterly in arrears. The dividends are to be paid in-kind, through an increase in the number of shares of common stock into which shares of Series B Preferred Stock are convertible, through at least March 10, 2019, and thereafter in cash or in-kind at our option. Upon the occurrence of certain events, the dividend rate will increase.

As of the closing of the Series B Financing, the outstanding shares of Series B Preferred Stock represented approximately 20% of our outstanding capital stock, on an as-converted basis and the outstanding shares of Series A Preferred Stock represented approximately 31% of our outstanding capital stock, on an as-converted basis (which includes the effect of an adjustment to the conversion ratio of the Series A Preferred Stock that occurred as a result of the Series B Financing and pursuant to the terms of the Series A Preferred Stock). Francisco Partners holds approximately 95% of such shares of Preferred Stock as of the closing of the Series B

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Financing. As holders of our Preferred Stock are entitled to vote, on an as-converted basis, together with holders of our common stock on all matters submitted to a vote of the holders of our common stock, the issuance of the Preferred Stock, and the subsequent increase in the number of shares of common stock issuable upon conversion of the Preferred Stock through the payment of dividends, effectively reduces the relative voting power of the holders of our common stock.

In addition, the conversion of the Preferred Stock to common stock would dilute the ownership interest of existing holders of our common stock, and any sales in the public market of the common stock issuable upon conversion of the Preferred Stock could adversely affect prevailing market prices of our common stock. We granted the holders of the Preferred Stock customary registration rights in respect of their shares of Preferred Stock, and any shares of common stock issued upon conversion of the Preferred Stock. We registered all outstanding shares of Series A Preferred Stock and the number of shares of common stock into which such shares of Series A Preferred Stock may be convertible as of May 3, 2018 on a Registration Statement on Form S-3 that was declared effective by the SEC on September 23, 2016. We registered all outstanding shares of Series B Preferred Stock and the number of shares of common stock into which such shares of Series B Preferred Stock may be convertible as of March 10, 2019 on a Registration Statement on Form S-3 that was declared effective by the SEC on June 1, 2017. The registration statements for the Preferred Stock will facilitate the resale of such securities into the public market, and any such resale would increase the number of shares of our common stock available for public trading. Sales by the holders of our Preferred Stock in the public market, or the perception that such sales might occur, could have a material adverse effect on the price of our common stock.

Our Preferred Stock has rights, preferences and privileges that are not held by, and are preferential to, the rights of our common stockholders, which could adversely affect our liquidity and financial condition, and may result in the interests of the holders of our Preferred Stock differing from those of our common stockholders.

The holders of Preferred Stock have the right to receive a liquidation preference entitling them to be paid out of our assets available for distribution to stockholders before any payment may be made to holders of any other class or series of capital stock, an amount equal to the greater of the stated value of such holder’s shares of Preferred Stock or the amount that such holder would have been entitled to receive upon our liquidation, dissolution and winding up if all outstanding shares of such series of Preferred Stock had been converted into common stock immediately prior to such liquidation, dissolution or winding up, plus accrued but unpaid dividends.

In addition, dividends on the Series A Preferred Stock accrue and are cumulative at the rate of 7.5% per annum, payable quarterly in arrears and on the Series B Preferred Stock at the rate of 15% per annum, payable quarterly in arrears. Upon the occurrence of certain events, the dividend rate for each series of Preferred Stock will increase. The dividends are to be paid in-kind, through an increase in the number of shares of common stock into which shares of Preferred Stock are convertible, until May 2, 2018 with respect to the Series A Preferred Stock and March 10, 2019 with respect to the Series B Preferred Stock, and thereafter in cash or in-kind at our option. The holders of our Preferred Stock also have certain redemption rights, including the right to require us to repurchase all or any portion of the Preferred Stock upon the occurrence of certain events.

These dividend and share repurchase obligations could impact our liquidity and reduce the amount of cash flows available for working capital, capital expenditures, growth opportunities, acquisitions, and other general corporate purposes. Our obligations to the holders of Preferred Stock, including the requirement that we obtain the consent of the holders of Series B Preferred Stock prior to incurring additional indebtedness other than in the ordinary course or pursuant to our current arrangements with Wells Fargo, could also limit our ability to obtain additional financing or increase our borrowing costs, which could have an adverse effect on our financial condition. The preferential rights could also result in divergent interests between the holders of shares of Preferred Stock and holders of our common stock. In addition to Ezra Perlman, who serves as a director at the designation of Francisco Partners, David A. Jones, Jr., the chairman of our Board of Directors, is affiliated with

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Chrysalis, which in addition to holding shares of our common stock, also holds shares of our Series A Preferred Stock and Series B Preferred Stock. Notwithstanding the fact that all directors are subject to fiduciary duties to us and to applicable law, the interests of the directors designated by Francisco Partners and of Mr. Jones may differ from the interests of our security holders as a whole or of our other directors.

If securities or industry analysts do not continue to publish research or reports about our business, or publish inaccurate or unfavorable research or reports about our business, our stock price and trading volume could decline.

The trading market for our common stock, to some extent, depends on the research and reports that securities or industry analysts publish about us and our business. We do not have any control over these analysts. As a result of the voluntary withdrawal of our common stock from The Nasdaq Global Market, analysts who have previously covered our company have ceased coverage of our company. If new analysts do not begin to cover our company, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.

We do not currently intend to pay dividends on our common stock and, consequently, your ability to achieve a return on your investment will depend on appreciation in the price of our common stock.

We have never declared or paid any cash dividends on our common stock and do not currently intend to do so for the foreseeable future. We currently intend to invest our future earnings, if any, to fund our growth strategy. Therefore, you are not likely to receive any dividends on your common stock for the foreseeable future, and the success of an investment in shares of our common stock will depend upon future appreciation in its value, if any. There is no guarantee that shares of our common stock will appreciate in value or even maintain the price at which our stockholders purchased their shares.

Provisions in our amended and restated certificate of incorporation and amended and restated bylaws and Delaware law might discourage, delay, or prevent a change in control of our company or changes in our management and, therefore, depress the trading price of our common stock.

Provisions of our amended and restated certificate of incorporation and amended and restated bylaws and Delaware law might discourage, delay, or prevent a merger, acquisition, or other change in control that stockholders consider favorable, including transactions in which you might otherwise receive a premium for your shares of our common stock. These provisions might also prevent or frustrate attempts by our stockholders to replace or remove our management. These provisions include:

•	limitations on the removal of directors;

•	advance notice requirements for stockholder proposals and nominations;

•	limitations on the ability of stockholders to call special meetings;

•	the inability of stockholders to cumulate votes at any election of directors;

•	the classification of our Board of Directors into three classes with only one class, representing approximately one-third of our directors, standing for election at each annual meeting; and

•	the ability of our Board of Directors to make, alter or repeal our amended and restated bylaws.

Our Board of Directors has the ability to designate the terms of and issue new series of preferred stock without stockholder approval. In addition, Section 203 of the Delaware General Corporation Law prohibits a publicly held Delaware corporation from engaging in a business combination with an interested stockholder, generally a person which together with its affiliates owns, or within the last three years has owned, 15% of our voting stock, for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner.

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The existence of the foregoing provisions and anti-takeover measures could limit the price that investors are willing to pay in the future for shares of our common stock. They could also deter potential acquirers of our company, thereby reducing the likelihood that you could receive a premium for your common stock in an acquisition.

We currently qualify as an emerging growth company under the JOBS Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

The JOBS Act permits “emerging growth companies” like us to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the exemption from complying with new or revised accounting standards provided in Section 7(a)(2)(B) of the Securities Act as long as we are an emerging growth company. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies.

For as long as we continue to be an emerging growth company, we intend to take advantage of certain other exemptions from various reporting requirements that are applicable to other public companies including, but not limited to, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved, and exemptions from the requirements of auditor attestation reports on the effectiveness of our internal control over financial reporting. We have elected to take advantage of the extended transition period for complying with new or revised accounting standards under Section 102(B)(1), which will allow us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates.

We cannot predict if investors will find our common stock less attractive because we will rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) ending December 31, 2019, (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we become a large accelerated filer, which means that we have been public for at least 12 months, have filed at least one annual report and the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last day of our then most recently completed second fiscal quarter, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Item 1B.	Unresolved Staff Comments.

None.

Item 2.	Properties

We are headquartered in Brookfield, Wisconsin, where we lease approximately 32,000 square feet of office space under a lease expiring in August 2022. We also lease office space in Chicago, Illinois, Atlanta, Georgia, Raleigh, North Carolina, Farmington, Connecticut, and Baltimore, Maryland. We believe our current and planned office facilities will be adequate for our needs for the foreseeable future.

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For additional information regarding obligations under operating leases, see Note 8 of the Notes to Consolidated Financial Statements included in Part II, Item 8: “Financial Statements and Supplementary Data” of this Annual Report on Form 10-K.

Item 3.	Legal Proceedings

From time to time, we may become involved in litigation related to claims arising from the ordinary course of our business. We believe that there are no claims or actions pending or threatened against us, the ultimate disposition of which would have a material adverse effect on us.

Item 4.	Mine Safety Disclosures

Not applicable.

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PART II

Item 5.	Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

Market Information

Our common stock was listed on the NASDAQ Global Market under the symbol “CNXR” from December 12, 2014 through October 30, 2017. On October 31, 2017 our common stock began to be quoted on the OTCQX US Market under its current trading symbol “CNXR”. Prior to December 12, 2014, there was no public trading market for our common stock. The following table sets forth the high and low intra-day sale prices per share of our common stock as reported for the respective periods on the NASDAQ Global Market and OTCQX US Market:

Year ended December 31, 2017	High	Low
Fourth Quarter	$0.72	$0.10
Third Quarter	1.08	0.48
Second Quarter	1.17	0.53
First Quarter	2.44	0.96
Year ended December 31, 2016
Fourth Quarter	$2.13	$1.55
Third Quarter	2.77	1.50
Second Quarter	3.24	1.15
First Quarter	3.90	1.72

On March 27, 2018, the last reported sale price of our common stock on quoted on the OTCQX US Market was $0.35 per share, and there were 24 holders of record of our common stock. The actual number of holders of common stock is greater than these numbers of record holders and includes stockholders who are beneficial owners, but whose shares are held in street name by brokers and nominees. The number of holders of record also does not include stockholders whose shares may be held in trust by other entities.

Dividend Policy

We have never declared or paid any cash dividends on our common stock. Neither Delaware law nor our amended and restated certificate of incorporation requires our board of directors to declare dividends on our common stock. Any future determination to declare cash dividends on our common stock will be made at the discretion of our board of directors and will depend on our financial condition, results of operations, capital requirements, general business conditions, covenants under our Senior Credit Facility, limitations imposed by the terms of our Preferred Stock, and other factors that our board of directors may deem relevant. We do not anticipate paying cash dividends on our common stock for the foreseeable future.

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Equity Compensation Plan Information

We currently maintain three compensation plans that provide for the issuance of our Common Stock to officers and other employees, directors and consultants. These consist of the 2010 Stock Incentive Plan (the “2010 Stock Plan”), the 2014 Equity Incentive Plan (the “2014 Plan”) and the 2014 Employee Stock Purchase Plan (the “2014 Purchase Plan”), each of which has been approved by our stockholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2017:

Plan Category	Number of shares to be issued upon exercise of outstanding options and rights (a)	Weighted- average exercise price of outstanding options and rights (b)		Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by stockholders	3,531,325	$3.26	(1)	1,174,512	(2)
Equity compensation plans not approved by stockholders	—	—		—
Total	3,531,325			1,174,512	(2)

(1)	The weighted average exercise price is calculated based solely on outstanding stock option units. It does not take into account the shares of our common stock underlying RSUs, which have no exercise price.
(2)	Includes 1,072,882 shares of common stock available for issuance in connection with future awards under our 2014 Plan and 101,630 shares of common stock available for future issuance under the 2014 Purchase Plan. The 2014 Plan provides that the number of shares reserved for issuance under that plan will automatically increase on January 1, 2018 and each subsequent anniversary through 2024, by an amount equal to the smaller of (i) 2% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, or (ii) an amount determined by our board of directors. Our board of directors determined not to increase the number of shares reserved for issuance under the 2014 Plan on January 2, 2018. The reserve under the 2014 Plan also will be increased to include any shares subject to outstanding stock options under the 2010 Stock Plan at the time of its termination that are forfeited or lapse for any reason prior to exercise or settlement and would otherwise have returned to the share reserve under the 2010 Stock Plan. The 2014 Purchase Plan provides that the number of shares reserved for issuance under that plan will automatically increase on January 1, 2018 and each subsequent anniversary through 2024 equal to the smallest of (i) 100,000 shares, (ii) 0.25% of the issued and outstanding shares of our common stock on the immediately preceding December 31 or (iii) such other amount as may be determined by our board of directors. Our board determined not to increase the number of shares reserved for issuance under the 2014 Purchase Plan on January 1, 2018 and has suspended purchases under the 2014 Purchase Plan.

Issuer Purchases of Equity Securities

Under our equity incentive plan, participants may satisfy the statutory minimum federal, state and local withholding tax obligation arising in connection with plan awards by electing to have the Company withhold shares of common stock otherwise issuable under the award. The following table provides information about such withholding, which is deemed an issuer repurchase, during the quarter ended December 31, 2017:

Period	Total Number of Shares Purchased (1)	Average Price Paid per Share
10/1/2017 – 10/31/2017	2,021	$0.64
11/1/2017 – 11/30/2017	2,021	$0.23
12/1/2017 – 12/31/2017	2,021	$0.13

Total	6,063	$0.33

(1)	Represents shares of common stock delivered to us as payment of taxes on the vesting of restricted stock units under our equity incentive plan.

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Performance Graph

Notwithstanding any statement to the contrary in any of our filings with the SEC, the following information shall not be deemed “filed” with the SEC or “soliciting material” under the Securities Exchange Act of 1934 and shall not be incorporated by reference into any such filings irrespective of any general incorporation language contained in such filing.

The following graph compares the total cumulative stockholder return on our common stock with the total cumulative return of the S&P 500 Index and the S&P Software and Services Index during the period commencing on December 12, 2014, the initial trading day of our common stock, and ending on December 31, 2017. The graph assumes that $100 was invested at the beginning of the period in our common stock and in each of the comparative indices, and the reinvestment of any dividends. Historical stock price performance should not be relied upon as an indication of future stock price performance.

Comparison of Cumulative Total Return

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Item 6.	Selected Financial Data

Selected Consolidated Financial and Other Data

The tables on the following pages set forth the consolidated financial and operating data as of and for the periods indicated. The consolidated statements of operations data presented below for the years ended December 31, 2017, 2016, and 2015, and the consolidated balance sheet data as of December 31, 2017 and 2016 have been derived from our audited consolidated financial statements contained with this annual report on Form 10-K. The selected consolidated statement of operations data for each of the years ended December 31, 2014 and 2013, and the selected consolidated balance sheet data as of December 31, 2015, 2014 and 2013, have been derived from our audited consolidated financial statements not included herein.

The following information should be read in conjunction with our consolidated financial statements and related notes, the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the other information included elsewhere in this Annual Report on Form 10-K. Our historical results should not be considered a reliable indicator of our future results of operations.

Consolidated Statements of Operations Data

	Year Ended December 31,
	2017	2016	2015	2014	2013
	(in thousands, except share and per share amounts)
Consolidated Statements of Operations Data:
Revenue	$76,746	$81,894	$95,847	$84,579	$58,326
Cost of Revenue (1)	47,062	56,895	50,670	52,431	50,173

Gross Margin	29,684	24,999	45,177	32,148	8,153

Operating Expenses:
Research and Development (1)	16,679	22,297	22,718	18,125	11,806
Sales and Marketing (1)	9,356	10,410	9,507	7,729	6,800
General and Administrative (1)	15,378	13,162	14,439	10,552	12,187

Total Operating Expenses	41,413	45,869	46,664	36,406	30,793

Loss from Operations	(11,729)	(20,870)	(1,487)	(4,258)	(22,640)

Other Expenses:
Interest Expense	3,286	3,485	5,665	5,937	4,644
Other Expense (Income), net	509	2,239	140	(68)	—

Loss before Income Taxes	(15,524)	(26,594)	(7,292)	(10,127)	(27,284)

Income Tax (Provision) Benefit	(20)	60	(51)	(33)	900

Net Loss	$(15,544)	$(26,534)	$(7,343)	$(10,160)	$(26,384)

Net loss per common share - basic and diluted	$(0.96)	$(1.31)	$(0.34)	$(10.27)	$(163.37)

Weighted Average Common Shares Outstanding - basic and diluted	22,791,178	22,275,256	21,813,407	1,362,109	184,051

Other Financial Data:
Adjusted gross margin (2)	34,033	29,545	49,945	36,163	11,984
Adjusted EBITDA (3)	(1,889)	(13,607)	8,268	1,328	(17,291)

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(1)	Cost of revenue and operating expenses include stock-based compensation expense as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
	(dollars in thousands)
Cost of Revenue	$482	$689	$922	$123	$92
Research and Development	172	422	1,379	78	55
Sales and Marketing	187	243	518	32	34
General and Administrative	1,386	1,308	1,893	1,203	458

(2)	We define adjusted gross margin as gross margin before depreciation and amortization expense, as well as stock-based compensation expense. See the section titled “Adjusted Gross Margin and Adjusted EBITDA” below for more information and for a reconciliation of adjusted gross margin to gross margin, the most directly comparable financial measure calculated and presented in accordance with GAAP (Generally Accepted Accounting Principles).
(3)	We defined adjusted EBITDA as net income (loss) before net interest, other expense, taxes, depreciation and amortization expense, adjusted to eliminate stock-based compensation, the merger transaction expense, the facility lease termination expense, and non-cash changes in fair value of contingent consideration and impairments of goodwill, intangible and long-lived assets, if any. See the section titled “Adjusted Gross Margin and Adjusted EBITDA” below for more information and for a reconciliation of adjusted EBITDA to EBITDA, the most directly comparable financial measure calculated and presented in accordance with GAAP.

Our Segments

	Year Ended December 31,
	2017	2016	2015	2014	2013
	(dollars in thousands)
Segment Statements of Operations Data
Revenue
Enterprise/Commercial	$40,187	$49,081	$55,487	$40,369	$33,028
Enterprise/State	2,144	3,453	13,372	21,632	3,177
Medicare	22,101	18,565	17,973	16,175	15,941
Private Exchange	12,314	10,795	9,015	6,403	6,180

Total Revenue	$76,746	$81,894	$95,847	$84,579	$58,326

Gross Margin
Enterprise/Commercial	$13,216	$11,906	$23,715	$10,323	$(747)
Enterprise/State	1,469	1,325	6,300	11,038	(1,121)
Medicare	14,872	11,460	10,651	9,451	7,839
Private Exchange	127	308	4,511	1,336	2,182

Total Gross Margin	$29,684	$24,999	$45,177	$32,148	$8,153

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Consolidated Balance Sheet Data

	Year Ended December 31,
	2017	2016	2015	2014	2013
	(dollars in thousands)
Condensed Consolidated Balance Sheet Data
Cash and cash equivalents	$7,743	$6,208	$5,424	$28,252	$2,277
Accounts receivable — net of allowances	11,094	8,390	10,792	12,128	20,935
Total assets(1)	83,078	82,488	82,689	111,390	93,202
Deferred revenue, total	37,670	40,916	52,578	73,737	87,855
Capital lease obligations, total	—	34	140	567	975
Current maturities of long-term debt(2)	32,616	578	1,441	4,479	5,431
Long-term debt(1) (2)	—	31,944	46,964	47,627	31,787
Total liabilities(1)	85,163	87,978	113,869	140,231	149,511
Total redeemable preferred stock	75,140	51,894	—	—	49,745
Common stock	23	23	22	22	1
Additional paid-in capital	97,723	101,985	101,546	96,365	9,013
Total stockholders’ deficit	(77,225)	(57,384)	(31,180)	(28,841)	(106,054)

(1)	As of December 31, 2015, we early-adopted Accounting Standard No. 2015-03, Simplifying the Presentation of Debt Issuance Costs, issued by the Financial Accounting Standards Board in April 2015. The effect of the adoption on the Company’s consolidated balance sheet is a reduction in Other Assets and Long-Term Debt of $954 and $1,031 as of December 31, 2014, and 2013, respectively.
(2)	On January 4, 2018, we amended our Senior Credit Facility to, among other things, (i) increase the available Revolving Credit Facility by $5.5 million through the later of June 4, 2018 and the approved outside date of an alternative acquisition as contemplated under the Merger Agreement (the “Outside Date”), (ii) defer scheduled March 31, 2018 Term Loan principal repayments until the Outside Date, at which time the deferred $1.3 million is due and quarterly principal repayments of $1.3 million will resume through March 31, 2021, and (iii) replace the existing covenants with a minimum liquidity requirement of $1.5 million at all times from March 1, 2017 through the Outside Date. The Outside Date will be deemed to have occurred prior to the date set forth above upon (i) an event of default under the Senior Credit Facility, (ii) termination of the Merger Agreement under certain circumstances and (iii) the consummation of the Merger or alternative acquisition as contemplated under the Merger Agreement. On March 29, 2018, we obtained a waiver of the requirement to deliver Audited Financial Statements for the fiscal 2017 year without a “going concern” emphasis of matter paragraph. Because of the foregoing amendment and waiver, we have classified our entire December 31, 2017 outstanding Senior Term Note as short-term, which reflects the Company’s conclusion that absent the consummation of the January 4, 2018 Merger Agreement or some other financing alternative before June 4, 2018, the Company could not meet the existing restrictive covenants of the Senior Term Note.

Adjusted Gross Margin and Adjusted EBITDA

Within the Annual Report on Form 10-K, we use adjusted gross margin and adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, to provide investors with additional information regarding our financial results. Adjusted gross margin and adjusted EBITDA are non-GAAP financial measures. We have provided below reconciliations of these measures to the most directly comparable GAAP financial measures, which for adjusted gross margin is gross margin, and for adjusted EBITDA is net loss.

We have included adjusted gross margin and adjusted EBITDA in this filing because they are key measures used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget, and to develop short- and long-term operational plans. We believe the exclusion of non-cash charges such as depreciation, amortization, goodwill impairment charges, loss

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on facility lease termination and stock-based compensation, along with our one-time Merger transaction costs from adjusted EBITDA and adjusted gross margin allows us to have additional insight into the core operating performance of our business. The amount of such expenses in any specific period may not directly correlate with the underlying performance of our business operations during the period and such expenses can vary significantly between periods. The use of adjusted EBITDA and adjusted gross margin provides consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations that could otherwise be masked by the effect of the expenses that we exclude from these non-GAAP financial measures and facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results. Additionally, securities analysts use a measure similar to adjusted EBITDA and adjusted gross margin as supplemental measures to evaluate the overall operating performance and comparison of companies, and we anticipate that our investor and analyst presentations will continue to include these measures. Accordingly, we believe that adjusted gross margin and adjusted EBITDA provide useful information to investors and others in understanding and evaluating our operating results.

Our use of adjusted gross margin and adjusted EBITDA as analytical tools has limitations, and you should not consider them in isolation or as substitutes for analysis of our financial results as reported under GAAP. Some of these limitations are:

•	although depreciation and amortization are non-cash charges, the assets being depreciated and amortized might have to be replaced in the future, and adjusted gross margin and adjusted EBITDA do not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;

•	although loss on facility lease termination is a non-cash charge, the liability recorded will require future cash to extinguish;

•	adjusted gross margin and adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs;

•	adjusted gross margin and adjusted EBITDA do not reflect the potentially dilutive impact of stock-based compensation;

•	adjusted gross margin and adjusted EBITDA do not reflect interest or tax payments that could reduce the cash available to us; and

•	other companies, including companies in our industry, might calculate adjusted gross margin and adjusted EBITDA or similarly titled measures differently, which reduces their usefulness as comparative measures.

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Because of these and other limitations, you should consider adjusted gross margin and adjusted EBITDA alongside other GAAP-based financial performance measures, including various cash flow metrics, gross margin, net loss and our other GAAP financial results. The following table presents a reconciliation of adjusted gross margin to gross margin and adjusted EBITDA to net loss for each of the periods indicated:

	Year Ended December 31,
	2017	2016	2015	2014	2013
	(dollars in thousands)
Reconciliation from Gross Margin to Adjusted Gross Margin
Gross Margin	$29,684	$24,999	$45,177	$32,148	$8,153
Depreciation and amortization	3,867	3,857	3,846	3,892	3,739
Stock-based compensation expense	482	689	922	123	92

Adjusted Gross Margin	$34,033	$29,545	$49,945	$36,163	$11,984

Reconciliation from Net Loss to Adjusted EBITDA
Net Loss	$(15,544)	$(26,534)	$(7,343)	$(10,160)	$(26,384)
Depreciation and amortization	4,403	4,601	5,043	5,101	4,710
Interest expense	3,286	3,485	5,665	5,937	4,644
Other expense (income), net	509	2,239	140	(68)	—
Income tax provision (benefit)	20	(60)	51	33	(900)
Stock-based compensation expense	2,227	2,662	4,712	1,436	639
Impairment of goodwill	200	—	—	—	—
Loss on facility lease termination	1,988	—	—	—	—
Fixed asset impairment expense	63	—	—	—	—
Merger transaction expense	959	—	—	—	—
Change in fair value of contingent consideration	—	—	—	(951)	—

Total Net Adjustments	$13,655	$12,927	$15,611	$11,488	$9,093

Adjusted EBITDA	$(1,889)	$(13,607)	$8,268	$1,328	$(17,291)

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Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

The statements included herein that are not based solely on historical facts are “forward looking statements.” Such forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties. Our actual results could differ materially from those anticipated by us in these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this Annual Report on Form 10-K, particularly under the section titled “Risk Factors.”

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and related notes included elsewhere in this Annual Report on Form 10-K. In addition to historical consolidated financial information, the following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward-looking statements. Factors that could cause or contribute to these differences include those discussed below and elsewhere in this Annual Report on Form 10-K, particularly in the section titled “Risk Factors.”

Overview

We are a leading web-based consumer shopping, enrollment and retention platform for health insurance distribution. Our solutions offer a personalized health insurance shopping experience that recommends the best fit insurance plan based on an individual’s preferences, health status, preferred providers, medications and expected out-of-pocket costs. Our customers are payers, brokers, government agencies, and web-based insurance marketplace operators, who distribute health and ancillary insurance. Our solutions automate key functions in the insurance distribution process, allowing our customers to price and present plan options accurately to consumers and efficiently enroll, renew and manage plan members.

Management is focused on risks that could have an adverse impact on our operations and our key financial and operating performance metrics, as described below, and takes actions to mitigate those risks. In our Enterprise/Commercial segment, for example, while fluctuations in bookings are not uncommon given the sales cycle for software solution services in that segment, management routinely assesses staffing levels required to support contracted business volume and adjusts staffing levels accordingly. As part of its ongoing assessment of our software capabilities, management also considers industry trends, such as consumers’ increased reliance on mobile devices, to determine where to allocate research and development funding. One of our overall strategic initiatives is to continue to increase the percentage of software services revenue (and reduce professional services revenue as a percentage of total revenue) as we believe this will have a positive impact on overall gross margins in the future.

Key Financial and Operating Performance Metrics

We regularly monitor a number of financial and operating metrics in order to measure our current performance and project our future performance. These metrics help us develop and refine our growth strategies and make strategic decisions. We discuss consolidated revenue, gross margin and the components of operating loss, as well as segment revenue and components of segment gross margin, in “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Components of Operating Results.” In addition, we utilize other key metrics as described below.

Contracted Backlog

We believe the balance of contracted future billings, or Contracted Backlog, is an important indicator of the economic health of our business, as it provides an important source of visibility into our future sources of revenue.

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We have generally signed multiple-year subscription contracts for our software services. The timing of our invoices to our customer is a negotiated term and thus varies among our customers. For multiple-year agreements, it is common to invoice an initial amount at contract signing for implementation work that is deferred, followed by subsequent annual, quarterly or monthly invoices once we launch a customer, which is when our product is usable by the customer. At any point in the contract term, there may be amounts that we have not yet been contractually able to invoice. Until such time as these amounts are invoiced, they are not recorded in revenue, deferred revenue or elsewhere in our consolidated financial statements and are considered by us to be Contracted Backlog. We define Contracted Backlog as the fixed amount of our customer agreements that we have not yet billed, which was approximately $78.4 million and $86.7 million as of December 31, 2017 and 2016, respectively.

Our customer contracts are generally only cancellable by the customer in an instance of our uncured breach, although some of our customers (including government customers) are able to terminate their respective contracts without cause or for convenience. Of our top 20 customers by 2017 revenue, some customers can terminate their contract for convenience upon written notice. These customers represented $31.7 million, or 40.4% of our Contracted Backlog balance as of December 31, 2017.

We fulfill a portion of the Contracted Backlog associated with a customer contract when the customer implementation process is complete. Our implementation timelines can vary between one and 15 months based on the type of solution, source and condition of the data we receive from third parties, the configurations that we agree to provide and the size of the customer. As a result, our implementation timelines are subject to significant uncertainties, which can have a material impact on our total Contracted Backlog and Contracted Backlog that we fulfill within a year. The anticipated impact of the December 31, 2017 Contracted Backlog on each future year’s billings is as follows:

Year ending December 31	Millions of Dollars
2018	$36.6
2019	19.2
2020	18.8
Thereafter	3.8

TOTAL	$78.4

We expect that the amount of our Contracted Backlog relative to the total value of our contracts will change from period to period for several reasons, including the amount of cash collected early in the contract term, the specific timing and duration of large customer contracts, varying invoicing cycles of customer contracts, potential customer upsells dependent on our customer contracts, the specific timing of customer renewal and changes in customer financial circumstances. Our Contracted Backlog does not reflect any estimated variable usage fees. Accordingly, we believe that fluctuations in our Contracted Backlog may not be a reliable indicator of our future revenue beyond one year.

Software Revenue Retention Rate

We believe that our ability to retain our customers and expand the revenue we generate from them over time is an important component of our strategy and reflects the long-term value of our customer relationships. We measure our performance on this basis using a metric we refer to as our Software Revenue Retention Rate. We calculate this metric for a particular period by establishing the group of our customers that had active contracts for a given period (excluding our Enterprise/State customers, of which there was one, customer during the years ended December 31, 2017 and 2016 and two customers during the year ended December 31, 2015). We then calculate our Software Revenue Retention Rate by taking the amount of software revenue we recognized for this group in the subsequent comparable period (for which we are reporting the rate) and dividing it by the software revenue we recognized for the group in the prior period.

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For the years ended December 31, 2017, 2016 and 2015, our Software Revenue Retention Rate was in excess of 91%.

Adjusted Gross Margin and Adjusted EBITDA

Adjusted gross margin represents our gross margin before depreciation and amortization expense, as well as stock-based compensation expense. Adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, represents net income (loss) before net interest, other expense, taxes, depreciation and amortization expense, adjusted to eliminate stock-based compensation, loss on facility lease termination, merger transaction expense, and non-cash changes in fair value of contingent consideration and impairments of goodwill, intangible, and other long-lived assets, if any. Adjusted gross margin and adjusted EBITDA are not measures calculated in accordance with GAAP, or Generally Accepted Accounting Principles. Please refer to “Selected Consolidated Financial Data—Adjusted Gross Margin and Adjusted EBITDA” in this Annual Report on Form 10-K for a discussion of the limitations of adjusted gross margin and adjusted EBITDA and reconciliations of adjusted gross margin to gross margin and adjusted EBITDA to net loss, the most comparable GAAP measurements, respectively, for the years ended December 31, 2017, 2016, 2015, 2014 and 2013.

Components of Operating Results

Revenue

We derive most of our revenue from software services fees, which primarily consist of subscription fees paid to us for access to, usage and hosting of our web-based software solutions, and related production support services.

Software services fees paid to us from our Enterprise/Commercial customers are contracted rates based on the size of the health plan using our solutions for a specified period of time, which usually ranges from three to five years, and the number of software modules used. Software services fees paid to us from our Enterprise/State customers have been based on contracted rates and the number of software solution modules being used for a specified period of time, which have ranged from one to three years. Software services fees paid to us from our Medicare and Private Exchange customers are based on the volume of enrollments for which our software solutions are utilized for a contracted period, which usually ranges from one to three years. Our customer contracts are generally only cancellable by the customer in an instance of our uncured breach, although some of our customers are able to terminate their respective contracts without cause or for convenience. Software services revenue accounted for approximately 80%, 69% and 67% of our total revenue during the years ended December 31, 2017, 2016 and 2015, respectively.

Another component of our revenue is professional services, which we primarily derive from the implementation of our customers onto our platform, typically including discovery, configuration and deployment, integration, testing and training. In general, it takes from six to fifteen months to implement a new enterprise customer’s solution and from one to three months to implement a new Medicare or Private Exchange solution. Professional services revenue accounted for approximately 17%, 27% and 30% of our total revenue during the years ended December 31, 2017, 2016 and 2015, respectively.

We also derive a small portion of other revenue from commissions earned on annual employee enrollments in which our health plan network and web-based software solutions are used in connection with each enrollment.

For all contractual arrangements that include multiple elements, we allocate revenue from a customer contract to software services and professional services based on the type of multiple element arrangement. For instance, with respect to multiple-element arrangements containing hosted software, we identify each software and professional services unit of accounting based on the terms of the customer contract and allocate revenue to each unit of accounting based on the relative selling price of each deliverable. Revenue from each element is

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recognized as each element is delivered. Similarly, for multiple-element arrangements containing non-hosted software, during the periods reported we accounted for the entire arrangement as a single unit of accounting, because some or all of the deliverable elements did not have stand-alone value when the related contracts were executed. In these situations, all revenue has been deferred until delivery of the final element, at which time the contract value is recognized ratably over the longer of the contract or estimated period of customer benefit. For purposes of presentation in management’s discussion and analysis, management classifies a portion of the overall arrangement fee as software and professional services fees based on an evaluation of various available indicators of fair value, including relative contract value of the software and professional services elements to total contractual value, and applies judgment to reasonably classify the arrangement fee. Our classification of multiple element arrangement fees does not affect the timing or amount of revenue recognized.

We generally invoice our customers for software services in advance, in monthly, quarterly or annual installments. We typically invoice our Medicare and Private Exchange customers for implementation fees at the inception of the arrangement. We generally invoice our Enterprise/Commercial customers for implementation fees at various contractually defined times throughout the implementation process. Implementation fees that have been invoiced are initially recorded as deferred revenue until recognized.

The Enterprise/State segment had one remaining customer as of December 31, 2017 and we anticipate this customer relationship will terminate in 2018.

Overhead Allocation

Expenses associated with our facilities and depreciation are allocated between cost of revenue and operating expenses based on employee payroll costs determined by the nature of work performed.

Cost of Revenue

Cost of revenue primarily consists of salaries and other personnel-related costs, including benefits, bonuses and stock-based compensation, for employees providing services to our customers and supporting our web-based software services. Additional expenses in cost of revenue include third-party contract labor, co-location facility costs for our data centers, depreciation expense for computer equipment directly associated with generating revenue, infrastructure maintenance costs, amortization expenses associated with deferred implementation costs and acquired intangible assets, allocated overhead and other direct costs.

Our cost of revenue is expensed as we incur the costs, with the exception of certain direct, incremental costs associated with new customer implementation efforts, which we defer. The related revenue from fees we receive for our implementation services performed before a customer is operating on our platform is deferred until the commencement of the usage of our software services, at which time the revenue is recognized ratably over the longer of the related contract term or the estimated period of customer benefit. Therefore, certain costs incurred in providing these services are expensed in periods prior to the recognition of the corresponding revenue. Our cost associated with providing implementation services has been significantly higher as a percentage of revenue than our cost associated with providing our on-going services due to the labor associated with providing implementation services. We took certain costs reduction actions in 2016 and 2017, which we anticipate will reduce our cost of revenue in future periods in terms of dollars and as a percentage of revenue.

Operating Expenses

Operating expenses consist of research and development, sales and marketing, and general and administrative expenses. Salaries and personnel-related costs are the most significant component of each of these expense categories. We expect our operating expenses to decrease in aggregate dollars and as a percentage of revenue over the near term as we implement changes to improve profitability.

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Research and development expense. The nature of our research and development activities includes market requirements and definition, product design, software development, quality assurance and product release. Research and development expense consists primarily of salaries and other personnel-related costs, including benefits, bonuses and stock-based compensation for our research and development employees. Additional expenses include costs related to the development, quality assurance, and testing of new technology, and enhancement of our existing platform technology, consulting, travel and allocated overhead. We believe continuing to invest in research and development efforts is essential to maintaining our competitive position. We have continued to invest in a common software platform intended to reduce future software implementation and maintenance costs and to increase margins, but we expect our research and development expense to decrease as a percentage of revenue over the longer term to a target of under twenty percent of revenue.

Sales and marketing expense. Sales and marketing expense consists primarily of salaries and other personnel-related costs, including benefits, bonuses, stock-based compensation and commissions for our sales and marketing employees. We record expense for commissions at the time of contract signing. Additional expenses include advertising, lead generation, promotional event programs, corporate communications, travel and allocated overhead.

General and administrative expense. General and administrative expense consists primarily of salaries and other personnel-related costs, including benefits, bonuses and stock-based compensation for administrative, finance and accounting, legal, information technology and human resource employees. Additional expenses include consulting and professional fees, insurance and other corporate expenses, travel, and expenses incurred as a result of operating as a public company, including costs associated with compliance with the Sarbanes-Oxley Act and other regulations governing public companies, costs of directors’ and officers’ liability insurance, professional services expenses, costs associated with an investor relations function and any goodwill impairments.

Other Expenses

Other expenses primarily consist of interest expense incurred on outstanding borrowings under our financing obligations, existing notes and credit facilities, along with financing related expenses to amend or extinguish existing notes and credit facilities.

Income Tax (Provision) Benefit

Income taxes primarily consist of United States federal and state income tax net operating loss benefits, net of changes in valuation allowances. Valuation allowances are recorded to reduce deferred tax assets to the amount we believe is more likely than not to be realized.

Our income tax (provision) benefit was insignificant in the years ended December 31, 2017, 2016, and 2015 due to the recorded valuation allowance.

As a result of cumulative net operating losses, we have net operating loss carryforwards for federal income tax purposes of approximately $133.0 million as of December 31, 2017. State net operating loss carryforwards were approximately $92.0 million as of December 31, 2017. Our net operating losses will expire at various dates beginning in 2020, if not utilized. As a result of prior equity issuances and other transactions in our stock, we have experienced “ownership changes” under Section 382 which limit the amount of net operating loss carryforwards available to us. Our last completed Section 382 limitation study was through the tax year ended December 31, 2013. We anticipate completing an updated Section 382 limitation study following the consummation of the January 4, 2018 Merger Agreement, which we believe will qualify as an ownership change and result in further limitation of the amount of net operating losses which may be available in future years. At December 31, 2017 we had a full tax valuation allowance offsetting the recorded tax benefit of our federal and state net operating loss carryforwards.

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Results of Operations

Statements of Operations Data

The following table sets forth our consolidated statements of operations data for each of the periods indicated:

	Year Ended December 31,
	2017	2016	2015
	(dollars in thousands, except share and per share amounts)
Revenue	$76,746	$81,894	$95,847
Cost of Revenue (1)	47,062	56,895	50,670

Gross Margin	29,684	24,999	45,177

Operating Expenses:
Research and Development (1)	16,679	22,297	22,718
Sales and Marketing (1)	9,356	10,410	9,507
General and Administrative (1)	15,378	13,162	14,439

Total Operating Expenses	41,413	45,869	46,664

Loss from Operations	(11,729)	(20,870)	(1,487)

Other Expenses:
Interest Expense	3,286	3,485	5,665
Other Expense (Income), net	509	2,239	140

Loss before Income Taxes	(15,524)	(26,594)	(7,292)

Income Tax (Provision) Benefit	(20)	60	(51)

Net Loss	$(15,544)	$(26,534)	$(7,343)

Net loss per common share - basic and diluted	$(0.96)	$(1.31)	$(0.34)

Weighted Average Common Shares Outstanding - basic and diluted	22,791,178	22,275,256	21,813,407

Other Financial Data:
Adjusted gross margin	34,033	29,545	49,945
Adjusted EBITDA	(1,889)	(13,607)	8,268

(1)	Cost of revenue and operating expenses include stock-based compensation expense as follows:

	Year Ended December 31,
	2017	2016	2015
	(dollars in thousands)
Cost of Revenue	$482	$689	$922
Research and Development	172	422	1,379
Sales and Marketing	187	243	518
General and Administrative	1,386	1,308	1,893

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Our Segments

The following table sets forth segment results for revenue and gross margin for the periods indicated:

	Year Ended December 31,
	2017	2016	2015
	(dollars in thousands)
Segment Statements of Operations Data:
Revenue:
Enterprise/Commercial	$40,187	$49,081	$55,487
Enterprise/State	2,144	3,453	13,372
Medicare	22,101	18,565	17,973
Private Exchange	12,314	10,795	9,015

Total Revenue	$76,746	$81,894	$95,847

Gross Margin:
Enterprise/Commercial	$13,216	$11,906	$23,715
Enterprise/State	1,469	1,325	6,300
Medicare	14,872	11,460	10,651
Private Exchange	127	308	4,511

Total Gross Margin	$29,684	$24,999	$45,177

Comparison of Years Ended December 31, 2017 and 2016

Revenue

	Year Ended December 31,				Period-to-Period Change
	2017		2016
	Amount	% of Revenue	Amount	% of Revenue	Amount	%
	(dollars in thousands)
Revenue by Type:
Software services	$61,110	79.6%	$56,688	69.2%	$4,422	7.8%
Professional services	13,253	17.3%	22,354	27.3%	(9,101)	(40.7%)
Other	2,383	3.1%	2,852	3.5%	(469)	(16.4%)

Total revenue	$76,746	100.0%	$81,894	100.0%	$(5,148)	(6.3%)

The increase in software services revenue was primarily attributable to a $3.9 million increase in revenue from our Medicare software solutions and a $1.6 million increase from our Private Exchange software solutions, partially offset by a $1.1 million year-over-year decrease from our Enterprise/State and Enterprise/Commercial software solutions. The increases in software services revenue in our Medicare and Private Exchange segments were primarily attributable to incremental revenue from implemented new customer solutions and existing customers, as well as incremental transaction volume-based revenue. The decrease in Enterprise/State and Enterprise/Commercial software services revenue was attributable to the non-renewal of our last remaining Enterprise/State customer and several Enterprise/Commercial customers existing the Individual & Family Health Plan (IFP) marketplace in 2017 and consequently not renewing Company provided IFP software and services agreements.

The decrease in professional services revenue was primarily attributable to the inclusion of approximately $5.5 million of revenue in the comparable period related to the satisfaction of contractual obligations with certain Enterprise/Commercial customers that did not repeat in the year ended December 31, 2017, along with a decrease in professional services revenue attributable to the recognition of previously deferred revenue related to pre-2016

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software implementations where certain customers made a renewal decision in the last twelve months and either renewed without incurring similar upfront implementation professional services, or did not renew.

The $0.5 million decrease in other revenue was primarily due to less Private Exchange segment variable commission transactions in 2017 compared to 2016.

Segment Revenue

	Year Ended December 31,				Period-to-Period Change
	2017		2016
	Amount	% of Revenue	Amount	% of Revenue	Amount	%
			(dollars in thousands)
Revenue by Segment:
Enterprise/Commercial	$40,187	52.4%	$49,081	59.9%	$(8,894)	(18.1%)
Enterprise/State	2,144	2.8%	3,453	4.2%	(1,309)	(37.9%)
Medicare	22,101	28.8%	18,565	22.7%	3,536	19.0%
Private Exchange	12,314	16.0%	10,795	13.2%	1,519	14.1%

Total Revenue	$76,746	100.0%	$81,894	100.0%	$(5,148)	(6.3%)

The decrease in our Enterprise/Commercial revenue was primarily attributable to a decrease in professional services revenue. The decrease in professional services revenue was primarily attributable to the inclusion of approximately $5.5 million of revenue in the comparable period related to the satisfaction of contractual obligations with certain Enterprise/Commercial customers that did not repeat in the year ended December 31, 2017, along with the scheduled conclusion of amortization and recognition of previously deferred upfront software implementation revenue for certain customers.

The growth in revenue in each of our Medicare and Private Exchange segments was primarily attributable to an increase in software services revenue in each segment, driven by an increase in both the number of health plans and broker customers using our software solutions, including our therapeutic alternatives engagement solution, DrugCompare, and the volume of variable usage fee transactions processed through our software solutions. The increase in revenue in our Private Exchange segment included an incremental $1.0 million of revenue in the year ended December 31, 2017 from customers on software solutions acquired in our June 2016 acquisition of ConnectedHealth, LLC.

Our Enterprise/State revenue reflects the impact of the wind down of our software services for the sole remaining customer. We anticipate future efforts and revenue from this customer will cease in 2018.

Cost of Revenue

	Year Ended December 31,				Period-to-Period Change
	2017		2016
	Amount	% of Revenue	Amount	% of Revenue	Amount	%
			(dollars in thousands)
Cost of Revenue	$47,062	61.3%	$56,895	69.5%	$(9,833)	(17.3%)

The decrease in cost of revenue was primarily attributable to a $7.2 million decrease in personnel-related and contractor costs supporting implemented solutions due, in part, to our fourth quarter 2016 cost alignment initiatives which continued into 2017, as well as a $2.8 million decrease in the recognition of previously deferred software implementation costs, partially offset by a $0.2 million increase in facility, third-party hosting and other expenses incurred to support current customers.

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Segment Gross Margin

	Year Ended December 31,				Period-to-Period Change
	2017		2016
	Amount	% of Revenue	Amount	% of Revenue	Amount	%
			(dollars in thousands)
Segment Gross Margin:
Enterprise/Commercial	$13,216	32.9%	$11,906	24.3%	$1,310	11.0%
Enterprise/State	1,469	68.5%	1,325	38.4%	144	10.9%
Medicare	14,872	67.3%	11,460	61.7%	3,412	29.8%
Private Exchange	127	1.0%	308	2.9%	(181)	(58.8%)

Total Gross Margin	$29,684	38.7%	$24,999	30.5%	$4,685	18.7%

The increase in Enterprise/Commercial gross margin was driven by the $10.2 million decrease in cost of revenue, partially offset by a $8.9 million decrease in revenue. The decrease in cost of revenue is primarily attributed to a $6.7 million decrease in personnel related costs resulting from improved alignment and operating leverage of delivery costs, and a $3.5 million decrease in the recognition of previously deferred upfront software implementation costs. The decrease in upfront software implementation costs was primarily due to the satisfaction of contractual obligations with certain Enterprise/Commercial customers in 2016 that did not repeat in 2017. The decrease in revenue was primarily due to the inclusion of approximately $5.5 million of revenue in the comparable period related to the satisfaction of contractual obligations with certain Enterprise/Commercial customers that did not repeat in the year ended December 31, 2017, along with the scheduled conclusion of amortization and recognition of previously deferred upfront software implementation revenue for certain customers.

The increase in Enterprise/State gross margin was driven by certain one-time wind down arrangements with the sole remaining customer.

The increase in Medicare gross margin was attributable to a $3.5 million increase in revenue primarily related to both an increase in the number of health plans and broker customers using our platform, including our therapeutic alternatives engagement solution, DrugCompare, and the volume of variable usage fee transactions processed through our software solutions, partially offset by a $0.1 million increase in cost of revenue primarily related to infrastructure and hosting delivery costs to support the increased customers.

The decrease in Private Exchange gross margin was attributable to a $1.7 million increase in cost of revenue, partially offset by a $1.5 million increase in revenue. The increase in cost of revenue was primarily due to an increase in our cost structure to support current and expected customer growth in the segment. The increase in revenue was primarily attributable to an increase in the number of customers using our software solutions, including an incremental $1.0 million of revenue in the year ended December 31, 2017 from customers on software solutions acquired in our June 2016 acquisition of ConnectedHealth, LLC.

Research and Development

	Year Ended December 31,				Period-to-Period Change
	2017		2016
	Amount	% of Revenue	Amount	% of Revenue	Amount	%
			(dollars in thousands)
Research and Development	$16,679	21.7%	$22,297	27.2%	$(5,618)	(25.2%)

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The decrease in research and development expense was primarily attributable to a decrease in personnel-related costs as compared to the year ended December 31, 2016 from workforce rationalization and optimization efforts in late 2016 and continuing into 2017. Our 2016 research and development expense includes approximately $0.6 million of severance related to personnel reductions and leadership change actions taken in 2016. The expense reductions are intended to better align resources around initiatives that are core to our long-term growth strategy.

While we expect to continue our research and development investment in new software solutions and functionality, we believe such expense will decline, over time, to our long-term target of less than twenty percent of annual revenue.

Sales and Marketing

	Year Ended December 31,				Period-to-Period Change
	2017		2016
	Amount	% of Revenue	Amount	% of Revenue	Amount	%
			(dollars in thousands)
Sales and Marketing	$9,356	12.2%	$10,410	12.7%	$(1,054)	(10.1%)

The decrease in sales and marketing expense was primarily attributable to a $0.9 million decrease in salaries and personnel-related costs related to a decrease in our sales and marketing headcount and discrete costs in the comparable 2016 period related to the end of service by our former Executive Vice President of Sales and Marketing. In addition, there was a $0.2 million increase in commission expense associated with higher commissionable booking levels in 2017 compared to 2016, offset by a $0.4 million decrease in other expenses. The increase in commission expense was attributable to revamping of our sales organization in 2016, which led to more commissionable bookings in 2017.

General and Administrative

	Year Ended December 31,
	2017		2016		Period-to-Period Change
	Amount	% of Revenue	Amount	% of Revenue	Amount	%
	(dollars in thousands)
General and Administrative	$15,378	20.0%	$13,162	16.1%	$2,216	16.8%

The increase in general and administrative expense was primarily attributable to a $2.0 million expense related to the Company’s decision to cease using and exit a leased facility, a $0.2 million goodwill impairment charge related to our Enterprise/Commercial business, along with approximately $1.0 million of professional fees incurred to evaluate and execute the January 4, 2018 Merger Agreement, all of which occurred in the fourth quarter of 2017. These costs were partly offset by a $1.0 million decrease of personnel related expenses, professional fees and other costs. Our 2016 general and administrative expense includes approximately $0.4 million of severance related to personnel reductions and leadership change actions taken in 2016 and $0.2 million of acquisition expenditures related to the June 2016 acquisition of ConnectedHealth, LLC.

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Interest Expense

	Year Ended December 31,
	2017		2016		Period-to-Period Change
	Amount	% of Revenue	Amount	% of Revenue	Amount	%
	(dollars in thousands)
Interest Expense	$3,286	4.3%	$3,485	4.3%	$(199)	(5.7%)

The decrease in interest expense was primarily attributable to a decrease in average borrowings outstanding during the year ended December 31, 2017, as compared to the year ended December 31, 2016. The decrease in our interest expense is directly attributable to our efforts to increase our balance sheet liquidity through our May 2, 2016, $52.0 million preferred stock offering, and repayment of our $30.0 million subordinated THL Note.

Other Expense

	Year Ended December 31,
	2017		2016		Period-to-Period Change
	Amount	% of Revenue	Amount	% of Revenue	Amount	%
	(dollars in thousands)
Other expense (income), net	$509	0.7%	$2,239	2.7%	$(1,730)	*

*	Not meaningful

The decrease in other expense, net was primarily attributable to the inclusion of a $0.6 million breakage fee and the $0.5 million recognition of original issue discount (OID) and deferred financing costs triggered by the early extinguishment of the THL Note, in addition to $0.7 million of refinancing fees and the recognition if $0.4 million of previously deferred financing costs triggered by the amendment of our bank Senior Credit Facility during the year ended December 31, 2016. These decreases were partially offset by the recognition of current and previously deferred financing costs in the year ended December 31, 2017 triggered by the March 10, 2017 amendment of our bank Senior Credit Facility.

Comparison of Years Ended December 31, 2016 and 2015

Revenue

	Year Ended December 31,
	2016		2015		Period-to-Period Change
	Amount	% of Revenue	Amount	% of Revenue	Amount	%
	(dollars in thousands)
Revenue by Type:
Software services	$56,688	69.2%	$64,393	67.2%	$(7,705)	(12.0%)
Professional services	22,354	27.3%	28,648	29.9%	(6,294)	(22.0%)
Other	2,852	3.5%	2,806	2.9%	46	1.6%

Total revenue	$81,894	100.0%	$95,847	100.0%	$(13,953)	(14.6%)

The decrease in software services revenue was primarily attributable to a $7.1 million year-over-year decrease from the completion of contractual relationships with two Enterprise/State customer contracts, and a $2.7 million decrease in the volume of software services delivered to Enterprise/Commercial customers due in part to transitioning customers to our upgraded software platforms, partially offset by a $2.1 million increase in

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software services delivered to Medicare and Private Exchange customers added during the past year and other volume and mix changes across all segments except Enterprise/State which has one remaining customer at December 31, 2016.

The decrease in professional services revenue was primarily attributable to a $2.9 million year-over-year decrease related to the previously mentioned Enterprise/State customers, and the accelerated recognition of $3.6 million of revenue from the second quarter 2015 termination of our contractual relationships with two Enterprise/Commercial customers, partially offset by other volume and mix changes across all segments except Enterprise/State which has one remaining customer at December 31, 2016.

Segment Revenue

	Year Ended December 31,
	2016		2015		Period-to-Period Change
	Amount	% of Revenue	Amount	% of Revenue	Amount	%
	(dollars in thousands)
Revenue by Segment:
Enterprise/Commercial	$49,081	59.9%	$55,487	57.9%	$(6,406)	(11.5%)
Enterprise/State	3,453	4.2%	13,372	14.0%	(9,919)	(74.2%)
Medicare	18,565	22.7%	17,973	18.8%	592	3.3%
Private Exchange	10,795	13.2%	9,015	9.3%	1,780	19.7%

Total Revenue	$81,894	100.0%	$95,847	100.0%	$(13,953)	(14.6%)

The decrease in our Enterprise/Commercial revenue was primarily attributable to the accelerated recognition of $3.6 million of revenue from the second quarter 2015 termination of our contractual relationships with two customers and a $2.7 million decrease in the volume of software services delivered to Enterprise/Commercial customers due in part to transitioning customers to our upgraded software platforms. The decrease in our Enterprise/State revenue was primarily attributable to a year-over-year decrease from the completion of contractual relationships with two state exchange contracts in 2015, resulting in a reduction of subsequent software and professional services revenue. The Enterprise/State segment had one remaining customer at December 31, 2016. As a result of the customer decline we anticipate future Enterprise/State revenue will be lower than prior periods.

The growth in our Medicare revenue was primarily attributable to an increase in software services and professional services as a result of an increase in customers. The growth in our Private Exchange revenue was driven primarily by an increase in the number of customers using our software services, including $0.8 million from our June 2016 acquisition of ConnectedHealth, LLC.

Cost of Revenue

	Year Ended December 31,
	2016		2015		Period-to-Period Change
	Amount	% of Revenue	Amount	% of Revenue	Amount	%
	(dollars in thousands)
Cost of Revenue	$56,895	69.5%	$50,670	52.9%	$6,225	12.3%

The increase in cost of revenue was primarily attributable to a $4.1 million increase in the amortization of previously deferred upfront direct software implementation costs as an increasing number of customers became implemented on our software solutions. Additionally, cost of revenue included a $1.8 million increase in salaries

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and personnel-related costs, including $0.6 million of severance, a $0.9 million increase in outside contractor costs, and a $2.2 million increase in other costs primarily related to outside call center and commissions to third-party partners in our Private Exchange segment, partially offset by a $2.8 million increase in capitalization of deferred implementation costs related to the implementation of new customer solutions including several large Private Exchange customers.

In dollars and as a percentage of revenue, our cost of revenue increase was primarily attributed to higher than anticipated initial support costs for several Enterprise/Commercial customers and reflects the impact of adding to Private Exchange the relatively higher fixed cost structure of ConnectedHealth, LLC since the June 7, 2016 acquisition. We took certain costs reduction actions in 2016 and 2017, which we anticipate will reduce our cost of revenue in future periods in terms of dollars and as a percentage of revenue.

Segment Gross Margin

	Year Ended December 31,
	2016		2015		Period-to-Period Change
	Amount	% of Revenue	Amount	% of Revenue	Amount	%
	(dollars in thousands)
Segment Gross Margin:
Enterprise/Commercial	$11,906	24.3%	$23,715	42.7%	$(11,809)	(49.8%)
Enterprise/State	1,325	38.4%	6,300	47.1%	(4,975)	(79.0%)
Medicare	11,460	61.7%	10,651	59.3%	809	7.6%
Private Exchange	308	2.9%	4,511	50.0%	(4,203)	(93.2%)

Total Gross Margin	$24,999	30.5%	$45,177	47.1%	$(20,178)	(44.7%)

The Enterprise/Commercial gross margin decrease consisted of a $6.4 million decrease in revenue and a $5.4 million increase in cost of revenue. The decrease in revenue was primarily attributable to the $3.6 million second quarter 2015 accelerated recognition of revenue from the termination of our contractual relationship with two Enterprise/Commercial customers and a $2.7 million decrease in the volume of software services delivered to Enterprise/Commercial customers due in part to transitioning customers to our upgraded software platforms. The increase in cost of revenue was primarily attributable to a $4.5 million increase in the recognition of previously deferred costs related to software implementations and a greater than anticipated $0.5 million increase in salaries and personnel-related costs and outside contractor costs to support certain installed customers. Our Enterprise/Commercial gross margin included $0.5 million and $0.4 million, respectively, of depreciation and amortization for each of the years ended December 31, 2016 and 2015.

The Enterprise/State gross margin decrease consisted of a $9.9 million decrease in revenue and a corresponding $4.9 million decrease in cost of revenue. The decrease in revenue was primarily attributable to the termination of a state exchange contract and the non-renewal of a state exchange customer, as previously disclosed, resulting in a reduction of subsequent software and professional services revenue. The reduction in costs of revenue relate to staffing realignment efforts consistent with current and expected future needs of our Enterprise/State segment. Our Enterprise/State gross margin included less than $0.1 million of depreciation and amortization for each of the years ended December 31, 2016 and 2015.

The Medicare gross margin increase consisted of a $0.6 million increase in revenue and $0.2 million decrease in cost of revenue. The increase in revenue was primarily from variable software usage fees which better leverage our semi-fixed delivery costs. The decrease in cost of revenue was primarily attributable to lower personnel-related costs. Our Medicare gross margin included $2.5 million of depreciation and amortization for each of the years ended December 31, 2016 and 2015.

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The Private Exchange gross margin decrease consisted of a $1.8 million increase in revenue and $6.0 million increase in cost of revenue. The increase in cost of revenue was primarily attributable to a $4.7 million increase in delivery costs and the inclusion of a $1.3 million one-time gain on extinguishment of a vendor obligation in the fourth quarter of 2015. The higher delivery costs were partially to support some non-traditional client arrangements with variable fee compensation arrangements that were implemented in 2016. The fourth quarter 2016 transaction volumes and revenue from these arrangements did not materialize as expected, which caused these delivery costs to be underutilized and decreased our Private Exchange gross margins. Our Private Exchange gross margin included $0.9 million of depreciation and amortization for each of the years ended December 31, 2016 and 2015.

Research and Development

	Year Ended December 31,
	2016			2015		Period-to-Period Change
	Amount	% of Revenue		Amount	% of Revenue	Amount	%
	(dollars in thousands)
Research and Development	$22,297	27.2	%$	22,718	23.7%	$(421)	(1.9%)

The decrease in research and development expense was primarily attributable to a $1.0 million decrease in share-based compensation, partially offset by a $0.6 million increase in engineering consulting fees and other costs for product development efforts expected to benefit our Enterprise/Commercial and Private Exchange segments. Our 2016 research and development expense includes approximately $0.6 million of severance related to personnel reductions and leadership change actions taken in 2016.

The research and development spending during the year ended December 31, 2016 was a continuation of our efforts to invest in a common software platform intended to reduce future software implementation and maintenance costs and increase margins. While we expect to continue our research and development investment in new software solutions and functionality, we believe such expense as a percent of revenue will decline over time to our long-term target of under twenty percent of revenue.

Sales and Marketing

	Year Ended December 31,
	2016		2015		Period-to-Period Change
	Amount	% of Revenue	Amount	% of Revenue	Amount	%
	(dollars in thousands)
Sales and Marketing	$10,410	12.7%	9,507	$9.9%	$903	9.5%

The increase in sales and marketing expense was primarily attributable to a $0.6 million increase in salaries and personnel-related costs related to an increase in our sales and marketing headcount and discrete costs related to the end of service by our former Executive Vice President of Sales and Marketing. In addition, there was a $0.4 million increase in commission expense associated with higher commissionable booking levels in the fourth quarter of 2016 as compared to the fourth quarter of 2015, offset by a $0.1 million decrease in other expenses. The increase in commission expense was attributable to revamping of our sales organization, which led to more commissionable bookings in the fourth quarter of 2016 as compared to a year prior.

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General and Administrative

	Year Ended December 31,
	2016		2015		Period-to-Period Change
	Amount	% of Revenue	Amount	% of Revenue	Amount	%
	(dollars in thousands)
General and Administrative	$13,162	16.1%	$14,439	15.1%	$(1,277)	(8.8%)

The decrease in general and administrative expense was primarily attributable to a $0.6 million decrease in share-based compensation, a $0.5 million decrease in amortization resulting from the full amortization of a covenant not to compete from our January 2013 DRX acquisition, and a $0.4 million decrease in professional fees. These costs were partly offset by $0.2 million of acquisition expenditures related to the June 2016 acquisition of ConnectedHealth, LLC, and other costs. Our 2016 general and administrative expense includes approximately $0.4 million of severance related to personnel reductions and leadership change actions taken in 2016.

Interest Expense

	Year Ended December 31,
	2016		2015		Period-to-Period Change
	Amount	% of Revenue	Amount	% of Revenue	Amount	%
	(dollars in thousands)
Interest Expense	$3,485	4.3%	$5,665	5.9%	$(2,180)	(38.5%)

The decrease in interest expense was primarily attributable to a decrease in average borrowings outstanding during the year ended December 31, 2016, as compared to the year ended December 31, 2015. The decrease in our interest expense is directly attributable to our efforts to increase our balance sheet liquidity through our May 2, 2016, $52.0 million preferred stock offering, and repayment of our $30.0 million subordinated THL Note.

Other Expense

	Year Ended December 31,
	2016		2015		Period-to-Period Change
	Amount	% of Revenue	Amount	% of Revenue	Amount	%
	(dollars in thousands)
Other expense (income), net	$2,239	2.7%	$140	0.1%	$2,099	*

*	Not meaningful

The increase in other expense, net was primarily attributable to a $0.6 million breakage fee and the $0.5 million recognition of original issue discount (OID) and deferred financing costs triggered by the early extinguishment of the THL Note, in addition to $0.7 million of refinancing fees and the recognition if $0.4 million of previously deferred financing costs triggered by the amendment of our bank Senior Credit Facility during the year ended December 31, 2016.

Critical Accounting Policies and Significant Judgments and Estimates

Our management’s discussion and analysis of our financial condition and results of operations is based on our consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these consolidated financial statements requires us to make estimates and assumptions that affect the reported

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amounts of assets and liabilities, disclosure of contingent liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses. In accordance with GAAP, we base our estimates on historical experience and on various other assumptions that we believe reasonable under the circumstances. Actual results might differ from these estimates under different assumptions or conditions.

While our significant accounting policies are more fully described in Note 2 to our consolidated financial statements appearing in Part II, Item 8: “Financial Statements and Supplementary Data” of this Annual Report on Form 10-K, we believe the following accounting policies are critical to the process of making significant judgments and estimates in the preparation of our consolidated financial statements.

We have elected to take advantage of the extended transition period for complying with new or revised accounting standards under Section 102(B)(1), which will allow us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates.

Revenue Recognition and Deferred Revenue

We derive our revenue primarily from the following sources: (a) the sale, implementation and ongoing support of our insurance distribution solutions; (b) fees from brokers for the right to access our multi-payer quoting platform; (c) our Medicare.gov contract, which was a cost-plus-fixed-fee contract through the fourth quarter of 2015; and (d) commissions earned on annual employee enrollments in which our health plan network and software solutions are used in connection with each enrollment. In all contractual arrangements, we determine whether persuasive evidence of an arrangement exists, services have been rendered, the fee is fixed or determinable, and collection is probable. If any of these criteria are not met, the Company does not recognize revenue until all of the criteria are met.

We have multiple sources of revenue, which fall under different sets of revenue recognition rules including accounting for revenue under multiple-element hosted arrangements and percentage of completion accounting. The determination of separability of the elements and fair value assessments require judgment.

We recognize revenue for upfront license and implementation fees over the longer of the term of the customer agreement or the estimated period of customer benefit based on various factors including, but not limited to, contract terms, contract extensions and renewals, customer attrition, the nature and pace of technology advancements and obsolescence, and the anticipated impact of demand, competition, and other regulatory and economic factors.

Most of our deferred revenue relates to professional services performed for our Enterprise/Commercial customers, which require a more extensive and lengthy implementation. We expect to continue to evaluate the term over which our Enterprise/Commercial implementation fee revenue is recognized as we gain more experience with customer contract renewals.

At December 31, 2017, deferred revenue related to the Enterprise/Commercial segment was $23.3 million and is being recognized in our statements of operations over a weighted average period of approximately 3.5 years. If the weighted average period had been increased by one year to 4.5 years, the Enterprise/Commercial revenue for the year ended December 31, 2017 would have decreased by approximately $1.0 million.

Deferred Implementation Costs

We capitalize certain direct, incremental costs associated with new customer implementation efforts, and we account for those costs as deferred implementation costs, to the extent that they are deemed recoverable. We had $24.3 and $23.3 million of deferred implementation costs recorded as of December 31, 2017 and 2016, respectively. Deferred implementation costs are amortized consistent with the recognition of deferred revenue.

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The deferred implementation cost balance is subject to periodic impairment evaluation to determine recoverability of the asset. At every reporting period, we evaluate the recoverability of the deferred implementation costs, factoring in the remaining implementation schedule, estimated cost to complete the implementation effort and the probability of revenue in excess of deferred costs capitalized.

Goodwill and Acquired Intangible Assets

Goodwill represents the excess of the aggregate of the fair value of consideration transferred in a business combination over the fair value of assets acquired, net of liabilities assumed. Goodwill is not amortized but is subject to an annual impairment test. We test goodwill for impairment at the reporting unit level annually on October 31, or more frequently if events or changes in business circumstances indicate the carrying value may not be recoverable.

Determining the fair value of a reporting unit involves significant estimates and assumptions, which we believe to be reasonable, in light of the inherent uncertain nature of predicting the future economic prospects of our reporting units. We determine if the fair value of the reporting unit exceeds the unit’s carrying value, and the fair value of the reporting unit is less than its carrying value, we record an impairment charge.

Our Enterprise/Commercial, Medicare, and Private Exchange reporting units have goodwill of $7.5 million, $14.7 million, and $8.6 million, respectively, as of December 31, 2017, net of accumulated impairments. To determine the fair value of our reporting units, we use a discounted cash flow analysis and market comparisons, each being weighted equally. A discounted cash flow analysis requires significant assumptions and estimates about future operations. Significant judgments inherent in this discounted cash flow (“DCF”) analysis include the expected revenue growth and operating margins and the determination of an appropriate discount rate. The excess fair value over carrying value as of our latest assessment was $71.5 million for Medicare and approximately $1.4 million for Private Exchange. The Enterprise/Commercial carrying value exceeded fair value resulting in the recording of a $0.2 million non-cash goodwill impairment charge in 2017.

The Private Exchange reporting unit had approximately 16% excess fair value over carrying value, while Medicare has greater than 100% excess fair value. The following provides a summary of significant DCF judgments and estimates in the for the Enterprise/Commercial and Private Exchange reporting unit goodwill impairment tests as of October 31, 2017:

(Dollars in Millions)	Approximate Discount Rate	Approximate Impact on DCF Fair value of 0.5% Increase to Discount Rate
Enterprise/Commercial	17.0%	$(0.6)
Private Exchange	19.5%	(0.4)

The Enterprise/Commercial reporting unit anticipates a compounded annual growth rate of approximately 5.0% through 2025 before an assumed 3.0% terminal growth rate. The combination of revenue growth from anticipated new customers and add-on sales to existing customers, along with better leverage of operating costs are anticipated to result in future cash flows sufficient to recover the remaining goodwill. Should market conditions, especially in the individual and family plan market, not recover, or if our existing customers’ willingness to pay more for our software-as-a-service solutions falls short of our expectations, we may not be able to reduce operating expense to a level that allows us to recover the remaining $7.5 million of recorded goodwill.

The Private Exchange reporting unit anticipates a compounded annual growth rate of approximately 8.0% through 2025 before an assumed 3.0% terminal growth rate. The revenue growth is anticipated to come from new and existing client software service arrangements that include variable transaction-based fees. The amount of

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actual revenue and cash these variable fee arrangements generate is dependent on market conditions and our customers’ success in using our software services to transact insurance enrollments. Should either market conditions or our customers’ efforts to generate transaction volumes fall short of our expectations, some or all of our reporting units’ goodwill may not be recoverable.

We review acquired intangible assets for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Recoverability is assessed by comparing the carrying amount of the asset to the undiscounted future cash flows expected to be generated by the asset. Measurement of any impairment loss is based on estimated fair value.

Given the significance of our goodwill and intangible assets, an adverse change in fair value could result in an impairment charge, which could be material to our financial statements.

Liquidity and Capital Resources

Sources of Liquidity

Our primary need for liquidity is to fund working capital requirements, capital expenditures and for general corporate purposes, including to develop new technologies, make investments in or acquisitions of other businesses, solutions or technologies, and to repay portions of outstanding borrowings and interest on such borrowings. We have funded our operations primarily through cash from operating activities, debt borrowings, and the issuance of common and convertible preferred stock. As of December 31, 2017, we had cash and cash equivalents of $7.7 million.

For the years ended December 31, 2017, 2016, and 2015, our losses from operations were $11.7 million, $20.9 million, and $1.5 million, respectively, and cash used in operations was $14.6 million, $24.5 million, and $16.2 million, respectively. As a result of our lower than anticipated new client bookings and several unexpected Enterprise Commercial segment customers leaving the Individual and Family Health Plan (IFP) market and not renewing their IFP solutions in 2017, along with our continued efforts to grow our client base and invest in our software solutions, our December 31, 2017 liquidity was less than we previously expected.

The Company has taken a number of actions in 2016 through first quarter of 2018 to continue to support its operations and meet its obligations including the following:

•	On May 2, 2016, we issued and sold the newly created Series A Preferred Stock for an aggregate purchase price of $52.0 million. Net of customary transaction costs, we received cash of approximately $49.3 million, of which we used approximately $30.6 million to subsequently repay the principal balance, accrued interest, loan termination and professional fees associated with the THL Note;

•	On June 8, 2016, we amended our existing senior credit facility (“Senior Credit Facility”), resulting in the extension of the facility to June 8, 2021 from January 18, 2018 and increased the term loan funding to $35.0 million from approximately $20.0 million;

•	During the second half of 2016 and in 2017 we put a greater focus on our overall profitability and aligning our cost structure with revenue and customer billings. We reduced our headcount to 320 at December 31, 2017, compared to 411 at December 31, 2015. We also consolidated the procurement of outside contract labor resources to reduce our cost of delivery;

•	On March 10, 2017, we completed the issuance of a newly created Series B Preferred Stock for an aggregate purchase price of $17.5 million. Net of customary transaction costs, we received cash of approximately $16.8 million, of which we used approximately $0.6 million to repay our outstanding Senior Credit Facility revolving line of credit balance, with the remainder of the net proceeds available for general corporate purposes;

•	In March 2017 and again in January 2018, the we amended our Senior Credit Facility to, among other things, (i) defer scheduled Senior Term Loan principal repayments until the later of June 4, 2018 and

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the approved outside date of an alternative acquisition as contemplated under the Merger Agreement (the “Outside Date”), (ii) revise the EBITDA and Minimum Liquidity covenants, and (iii) increase the available revolving credit facility from $500 to $6,000 through the later of June 4, 2018 or the Outside Date. The Outside Date will be deemed to have occurred prior to the date set forth above upon (i) an event of default under the Senior Credit Facility, (ii) termination of the Merger Agreement under certain circumstances and (iii) the consummation of the Merger or alternative acquisition as contemplated under the Merger Agreement; and

•	Finally, on January 4, 2018, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with FP Healthcare Holdings, Inc. (“Parent”), and FP Healthcare Merger Sub Corporation, a wholly owned subsidiary of Parent (“Merger Subsidiary”), providing for the merger of Merger Subsidiary with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The Merger, if consummated by June 4, 2018, will result in the Company becoming a privately held company, which will eliminate the ongoing public company expense. Additionally, the Parent sponsors have agreed to invest up to $15.0 million of new capital and the Parent has secured a New Senior Credit Facility (“New Credit Facility”) that upon consummation of the Merger would provide the Company up to a $42.0 million term loan and $5.0 million line of credit. Although we believe the proposed Merger and related equity and debt financing are likely to occur and should provide us sufficient financing to meet our operating needs, successful completion of the Merger and financing are dependent on factors outside of our control. As such, we cannot conclude that the Merger will be effectively implemented within one year after the date that the consolidated financial statements are issued.

While our historical operating results indicate conditions exist that raise uncertainty related to our ability to continue as a going concern, we believe the actions taken and the Merger and related equity and debt financing discussed above is likely of occurring and mitigating the uncertainty raised by our historical operating results. We recognize, however, that successful and timely completion of the Merger is dependent on factors outside of our control. As such we cannot conclude that our Merger and related equity and debt financing will be effectively implemented before the existing minimum liquidity financial covenant of the Senior Credit Facility increases from $1.5 million to $15.0 million, and if we cannot meet our Senior Credit Facility Minimum Liquidity and EBITDA covenants, all of our outstanding indebtedness (approximately $32.6 million as of December 31, 2017) would become immediately payable and result in our inability to continue as a going concern without new financing.

Refer to Notes 3, 9, 10 and 15 of the Notes to Consolidated Financial Statements included in Part II, Item 8: “Financial Statements and Supplementary Data” of this Annual Report on Form 10-K for further detail.

Senior Credit Facility

We have a bank credit facility, as amended and restated from time to time (the “Senior Credit Facility”) that provides for short-term working capital and long-term investment needs.

On June 8, 2016, the Senior Credit Facility was amended and restated (the “June 2016 Amendment”), to among other things (i) extend the maturity date to June 8, 2021 from January 18, 2018, (ii) continue to provide for up to $10.0 million of revolving credit through maturity date (the “Senior Revolving Credit Facility”), and (iii) increase the term loan funding to $35.0 million (the “Senior Term Loan”).

The June 2016 Amendment was accounted for as an extinguishment of debt resulting in the immediate recognition of $0.4 million of previous deferred financing costs, which was recorded in Other expense, net in the statements of operations for the year ended December 31, 2016.

On November 4, 2016, we amended the Senior Credit Facility (the “November 2016 Amendment”), to among other things, (i) remove the Net Leverage Covenant and replace it with a trailing twelve month EBITDA

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covenant, as defined in the November 2016 Amendment, to be measured quarterly effective as of September 30, 2016, (ii) increase the Minimum Liquidity covenant from $10.0 million to $11.5 million, effective November 4, 2016, and $15.0 million effective September 30, 2017, (iii) increase the annual principal repayments on the Senior Term Loan, and (iv) increase the interest rate on applicable borrowings effective November 4, 2016. In connection with this amendment, we repaid $2.0 million of the outstanding Senior Term Loan and incurred bank fees of approximately $0.3 million.

On March 10, 2017, we amended the Senior Credit Facility (the “March 2017 Amendment”), to among other things, (i) defer scheduled Senior Term Loan principal repayments until March 31, 2018, at which time quarterly principal repayments of $1.3 million will resume through March 31, 2021; (ii) replace the existing covenants with (a) a trailing twelve month EBITDA covenant of negative $12.0 million as of December 31, 2016 and a quarterly building EBITDA covenant through December 31, 2017, and a trailing twelve month EBITDA covenant from March 31, 2018 forward, as defined in the March 2017 Amendment, and (b) a minimum liquidity requirement of $1.5 million at all times from March 1, 2017 through March 31, 2018, and $15.0 million thereafter; and (iii) provide for an incremental 2.50% per annum paid-in-kind interest on all obligations from March 10, 2017 through the maturity date, which shall increase the outstanding principal balance of the Senior Term Loan. The quarterly building EBITDA, as defined in the March 2017 Amendment, requires achievement of at least negative $3,000 for twelve months ended December 31, 2017 and March 31, 2018, positive $8,000 for the twelve months ended June 30, 2018 and September 30, 2018, and positive $9,000 for the twelve months ended December 31, 2018 and March 31, 2019.

On January 4, 2018, we amended the Senior Credit Facility (the “January 2018 Amendment”), to among other things, (i) increase the available Senior Revolving Credit Facility by $5,500 to $6,000 through the later of June 4, 2018 and the approved outside date of an alternative acquisition as contemplated under the January 4, 2018 Merger Agreement (the “Outside Date”), (ii) defer scheduled March 31, 2018 Term Loan principal repayments until the Outside Date, at which time the deferred $1,313 is due and quarterly principal repayments of $1,313 will resume through March 31, 2021; (iii) replace the existing covenants with a minimum liquidity requirement of $1,500 at all times from March 1, 2017 through the Outside Date. The Outside Date will be deemed to have occurred prior to the date set forth above upon (i) an event of default under the Senior Credit Facility, (ii) termination of the Merger Agreement under certain circumstances and (iii) the consummation of the Merger or alternative acquisition as contemplated under the Merger Agreement.

The Senior Credit Facility contains covenants and customary representations and warranties, as well as various limitations on the activities of the Company as they relate to additional indebtedness, junior liens, investments, capital expenditures, paying dividends, and mergers and acquisitions. As of December 31, 2017, we were in compliance with the financial covenants under the Senior Credit Facility, and on March 29, 2018, we obtained a waiver of the Senior Credit Facility requirement to deliver audited financial statements without a “going concern” emphasis of matter paragraph. The Company expects to be in compliance with the Senior Credit Facility covenants from the waiver date through the anticipated second quarter 2018 Merger consummation date.

As of December 31, 2017, the interest rates on our outstanding Senior Term Loan and the Senior Revolving Credit Facility were 10.33% and 12.50%, respectively, including the incremental 2.50% per annum paid-in-kind interest.

Subordinated Loans

Prior to May 3, 2016 we had a Senior Subordinated Term Loan Agreement with THL Corporate Finance, Inc., or the THL Note, for total proceeds of $30.0 million less $0.7 million of original issue discount. On May 3, 2016, we repaid the $30.0 million principal and accrued interest to settle the THL Note. The early extinguishment of the THL Note triggered a $0.6 million breakage fee and the immediate recognition of the remaining $0.5 million of OID and deferred financing costs, which were recorded in Other expense, net in the consolidated statement of operations and comprehensive loss for the year ended December 31, 2016 (see Note 8

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of the Notes to Consolidated Financial Statements included in Part II, Item 8: “Financial Statements and Supplementary Data” of this Annual Report on Form 10-K).

Outstanding Senior Credit Facility and Loan Balances

The Following table summarizes the principal balances of our outstanding borrowings as of December 31, 2017:

Outstanding Principal Balance
(in thousands)
Credit Facility: Revolving line of credit	$—
Credit Facility: Term loans	32,616

$32,616

Preferred Stock

On May 2, 2016, we issued and sold a newly created Series A Preferred Stock for an aggregate purchase price of $52.0 million. Net of customary transaction costs, we received cash of approximately $49.3 million, of which we used approximately $30.6 million to subsequently repay the principal balance, accrued interest, loan termination and professional fees associated with the THL Note and the balance was available for general corporate purposes.

The shares of Series A Preferred Stock are convertible into shares of our common stock (the “Series A Conversion Shares”) at the option of the investors at any time and they are redeemable at the option of the investors after May 2, 2023, or if there is a Fundamental Change (as that term is defined in the Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock). Beginning May 2, 2018, we may force conversion if the closing price of the common stock is at least 175% of the conversion price of the Series A Preferred Stock for 45 consecutive trading days, with a minimum average trading volume of at least 75,000 shares for 40 of such 45 trading days. Each share of Series A Preferred Stock is convertible into a number of Series A Conversion Shares equal to (i) the sum of (a) the stated value per share of Series A Preferred Stock, plus (b) all accrued and unpaid dividends thereon up to but not including the conversion date, divided by (ii) the conversion price of the Series A Preferred Stock at such time (which initially is $4.50 per share, subject to customary anti-dilution adjustments). On March 10, 2017, the conversion price of the Series A Preferred Stock was adjusted to $3.96 per share as a result of the issuance of Series B Preferred Stock.

On March 10, 2017, we issued and sold a newly created Series B Preferred Stock for an aggregate purchase price of $17.5 million. Net of customary transaction costs, we received cash of approximately $16.8 million, of which we used approximately $0.6 million to repay our outstanding revolving line of credit balance, with the remainder of the net proceeds available for general corporate purposes.

The shares of Series B Preferred Stock are convertible into shares of our common stock (the “Series B Conversion Shares”) at the option of the investors at any time and they are redeemable at the option of the investors after May 2, 2023, or if there is a Fundamental Change (as that term is defined in the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock). Beginning March 10, 2019, we may force conversion if the closing price of the common stock is at least 175% of the conversion price of the Series B Preferred Stock for 45 consecutive trading days, with a minimum average trading volume of at least 75,000 shares for 40 of such 45 trading days. Each share of Series B Preferred Stock is convertible into a number of Series B Conversion Shares equal to (i) the sum of (a) the stated value per share of Series B Preferred Stock, plus (b) all accrued and unpaid dividends thereon up to but not including the conversion date, divided by (ii) the conversion price of the common stock at such time (which initially is $1.91 per share, subject to certain anti-dilution adjustments).

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Preferred Stock Dividends

There have been no cash dividends paid in connection with the Series A or Series B Preferred Stock.

Holders of Series A Preferred Stock are entitled to a cumulative dividend at the rate of 7.5% per annum (subject to adjustment), payable quarterly in arrears. The dividends are to be paid in-kind, through an increase in the number of shares of common stock into which shares of Series A Preferred Stock are convertible, through at least May 2, 2018, and thereafter in cash or in-kind at our option. Upon the occurrence of certain events, the dividend rate will increase.

Holders of Series B Preferred Stock are entitled to a cumulative dividend at the rate of 15% per annum (subject to adjustment), payable quarterly in arrears. The dividends are to be paid in-kind, through an increase in the number of shares of common stock into which shares of Series B Preferred Stock are convertible, through at least March 10, 2019, and thereafter in cash or in-kind at our option. Upon the occurrence of certain events, the dividend rate will increase.

Cash Flows

Our cash flows were as follows for the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Net cash flows (used in) provided by:
Operating activities	$(14,620)	$(24,469)	$(16,192)
Investing activities	(232)	(5,682)	(1,317)
Financing activities	16,387	30,935	(5,319)

Net increase (decrease) in cash and cash equivalents	$1,535	$784	$(22,828)

Operating Activities

For the year ended December 31, 2017, our net cash and cash equivalents used in operating activities of $14.6 million consisted of a net loss of $15.5 million and $8.7 million of cash used by changes in working capital, partially offset by $9.6 million in adjustments for non-cash items. The cash used in working capital primarily consisted of a decrease in deferred revenue of $3.2 million, a $2.7 million increase in accounts receivable due to timing of certain contractual billing milestones, a $1.8 million decrease in accounts payable and a $1.0 million decrease in deferred implementation costs for amortization of previously installed customer solutions. The decrease in deferred revenue was a result of recognizing previously deferred upfront fees which are recognized as revenue ratably over the longer of the estimated period of customer benefit or contract, beginning once the software services have commenced. Overall the operating cash used was primarily a result of (i) lower than expected 2017 bookings, particularly in the Enterprise/Commercial segment, (ii) continued investment in research and development, and (iii) severance and workforce alignment cash expenditures as we continued to execute on our executive leadership, sales organization, and go to market transition strategy begun in late 2016.

For the year ended December 31, 2016, our net cash and cash equivalents used in operating activities of $24.5 million consisted of a net loss of $26.5 million and $7.8 million of cash used by changes in working capital, partially offset by $9.8 million in adjustments for non-cash items. The cash used in working capital primarily consisted of a decrease in deferred revenue of $12.2 million, partially offset by a $2.8 million decrease in accounts receivable due to increased collection efforts, and a $1.3 million increase in deferred implementation costs for new customers. The decrease in deferred revenue was a result of recognizing previously deferred upfront fees which are recognized as revenue ratably over the longer of the estimated period of customer benefit

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or contract, beginning once the software services have commenced. Overall the operating cash used was primarily a result of (i) lower than expected 2016 bookings and fourth quarter variable transaction revenue, (ii) continued investment in research and development, and (iii) higher than anticipated costs of delivery during a year of executive leadership, sales organization, and go to market transitions. Between the cost reduction actions taken in 2016 and those planned in 2017, we expect to decrease our total cost structure and reduce the cash used in operations by at least $15.0 million from 2016 levels.

For the year ended December 31, 2015, our net cash and cash equivalents used in operating activities of $16.2 million consisted of a net loss of $7.3 million and $19.4 million of cash used by changes in working capital, partially offset by $10.6 million in adjustments for non-cash items. The decrease in cash resulting from changes in working capital primarily consisted of a decrease in deferred revenue of $21.2 million. The decrease in deferred revenue was a result of recognizing previously deferred upfront fees which are recognized as revenue ratably over the longer of the estimated period of customer benefit or contract, beginning once the software services have commenced.

A substantial amount of revenue in a period comes from the recognition of previously collected and deferred revenue, while period-end accounts receivable balances are directly influenced by the timing of contractually negotiated milestone and time-based advance billings and their subsequent collection. We generally have the contractual right to invoice and collect fees from customers ahead of delivery and revenue recognition of our software and professional services.

Investing Activities

For the year ended December 31, 2017, net cash used in investing activities was $0.2 million, consisting $0.3 million for the purchase of property and equipment offset by $0.1 million of cash received from the finalization of the working capital adjustment related to the June 2016 acquisition of ConnectedHealth.

For the year ended December 31, 2016, net cash used in investing activities was $5.7 million, consisting of $4.7 million for the acquisition of ConnectedHealth, net of cash acquired, and $1.0 million, for the purchase of property and equipment.

For the year ended December 31, 2015, net cash used in investing activities was $1.3 million, for the purchase of property and equipment.

Financing Activities

Net cash provided by financing activities totaled $16.4 million for 2017, consisting of $16.8 million net proceeds from our March 10, 2017 Series B Preferred Stock offering. The proceeds were partially offset by payment of $0.4 million of financing and other fees. As a result of our March 10, 2017 amendment to the Senior Credit Facility we were permitted to defer all Senior Term Loan principal repayments until March 31, 2018.

Net cash provided by financing activities totaled $30.9 for 2016, consisting of $49.3 million net proceeds from our May 2, 2016 Series A Preferred Stock offering and $16.2 million of term debt borrowings under our Senior Credit Facility. The proceeds were partially offset by the $33.3 million repayment of the THL Note and term debt borrowings and payment of $1.1 million of financing and other fees.

For the year ended December 31, 2015, net cash used in financing activities totaled $5.3 million and consisted of $4.8 million in repayments of debt and capital lease obligations and $0.7 million in payments of offering costs related to our December 2014 IPO, offset by $0.3 million in net proceeds from employee stock option transactions.

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Operating and Capital Expenditure Requirements

We believe that our existing cash and cash equivalent balances, the $6.0 million available revolving credit facility following the January 4, 2018 amendment of the Senior Credit Facility, and the proposed Merger related equity capital and debt financing, along with our actions to reduce our operating expenses and increase pricing for our software services will provide liquidity sufficient to meet our anticipated cash requirements through at least the next 12 months, including expected capital expenditure requirements of approximately $0.8 million. We recognize, however, that the successful and timely completion of the Merger is dependent on factors outside of our control, and as such there can be no assurance that the proposed Merger and related refinancing will occur before our existing Senior Credit Facility financial covenants become more restrictive. If we are unable to meet or amend the Senior Credit Facility financial covenants and cannot generate sufficient additional liquidity through the proposed Merger described above or through additional support from the Company’s investor base or some combination of other actions, all of the Company’s scheduled senior indebtedness (approximately $32.6 million at December 31, 2017) would become immediately due and payable in the event of default.

If our existing cash and cash equivalents and available Senior Revolving Credit Facility are insufficient to fund our operation prior to the consummation of the proposed Merger, or if the proposed Merger is not consummated as planned, we may seek to sell additional equity or convertible debt securities or enter into an additional credit facility. The sale of equity and convertible debt securities may result in dilution to our stockholders and those securities may have rights senior to those of our common shares. If we raise additional funds through the issuance of convertible debt securities, these securities could contain covenants that would restrict our operations. We may require additional capital beyond our currently anticipated amounts. Additional capital may not be available on reasonable terms, or at all.

Quarterly Trends and Seasonality

Our overall operating results fluctuate from quarter to quarter as a result of a variety of factors, some of which are out of our control. These fluctuations are primarily driven by an increase in the third and fourth quarters in activity at our customers in preparation for and during the annual insurance enrollment cycle, which occurs annually during our fourth quarter. Our historical results should not be considered a reliable indicator of our future results of operations.

Contractual Obligations and Commitments

Our principal commitments consist of obligations under our outstanding debt facilities, non-cancelable leases for our office space and computer equipment, purchase commitments for our co-location and other support services.

The following table reflects our revised estimated principal and interest payments as of December 31, 2017. Future events could cause actual payments to differ from these estimates.

Contractual Obligations:	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
	(In thousands)
Long-term debt—Revolving line of credit
Principal (1)	$—	$—	$—	$—	$—
Interest (2)	—	—	—	—	—
Long-term debt—Other senior and subordinated(4)
Principal (3)	34,823	5,250	10,500	19,073	—
Interest (2)	6,798	2,423	3,776	599	—
Operating lease obligations	7,120	1,414	2,303	1,983	1,420

Total	$48,741	$9,087	$16,579	$21,655	$1,420

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(1)	Repayment of the revolving line of credit is due at end of the term in June 2021. The January 4, 2018 amendment increased the availability on the Revolving line of credit from $0.5 million to $6.0 million. There have been no borrowings subsequent to December 31, 2017 through the date of this Annual Report on Form 10-K.
(2)	Includes estimated interest payments based on contractual rates as of December 31, 2017.
(3)	Principal includes the 2.50% per annum paid-in-kind interest, which increases the outstanding principal balance of the term loan and is payable at maturity.
(4)	Amounts are classified as current on the December 31, 2017 in the Consolidated Financial Statements included in Part II, Item 8, because if the proposed Merger doesn’t close as we anticipate we may not be in compliance with certain covenants of our Senior Credit Facility during 2018, which would result in such amounts becoming due immediately, as discussed further in Notes 3, 9 and 17 to Consolidated Financial Statements included in Part II, Item 8: “Financial Statements and Supplementary Data” of this Annual Report on Form 10-K.

Off-Balance Sheet Arrangements

None.

Recent Accounting Pronouncements

See Note 2 to the Consolidated Financial Statements for information on new accounting standards.

JOBS Act

The JOBS Act contains provisions that, among other things, reduce certain reporting requirements for qualifying public companies. As defined in the JOBS Act, a public company whose initial public offering of common equity securities occurred after December 8, 2011 and whose annual gross revenue is less than $1.07 billion will, in general, qualify as an “emerging growth company” until the earliest of:

•	the last day of its fiscal year following the fifth anniversary of the date of its initial public offering of common equity securities;

•	the last day of its fiscal year in which it has annual gross revenue of $1.07 billion or more;

•	the date on which it has, during the previous three-year period, issued more than $1.0 billion in non-convertible debt; and

•	the date on which it is deemed to be a “large accelerated filer,” which will occur at such time as the company (a) has an aggregate worldwide market value of common equity securities held by non-affiliates of $700 million or more as of the last business day of its most recently completed second fiscal quarter, and (b) has been required to file annual and quarterly reports under the Securities Exchange Act of 1934 for a period of at least 12 months and (c) has filed at least one annual report pursuant to the Securities Act of 1934.

Under this definition, we are an “emerging growth company” and could remain an emerging growth company until as late as December 31, 2019.

As an “emerging growth company” we have chosen to rely on such exemptions and are therefore not required to, among other things, (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act and (iii) comply with any requirement that may be adopted by the PCAOB regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis).

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Item 7A.	Quantitative and Qualitative Disclosures about Market Risk.

We have operations solely in the United States and are exposed to market risks in the ordinary course of our business. Market risk is the risk of loss to future earnings, values or future cash flows that may result from changes in the price of a financial instrument. The value of a financial instrument might change as a result of changes in interest rates, exchange rates, commodity prices, equity prices and other market changes. We do not use derivative financial instruments for speculative, hedging or trading purposes, although in the future we might enter into exchange rate hedging arrangements to manage the risks described below.

Interest Rate Risk

We are exposed to market risk related to changes in interest rates. Borrowings under the term loan and revolving line of credit with Wells Fargo Bank, which was entered into in January 2013, as amended, bear interest at rates that are variable. Increases in the LIBOR or Prime Rate would increase the amount of interest payable under these borrowings. We had total borrowings subject to a variable interest rate of $32.6 million and $32.5 million as of December 31, 2017, and 2016, respectively. As a result, each change of one percentage point in interest rates would result in an approximately $0.3 million and approximately $0.3 million change in our annual interest expense on our outstanding borrowings as of December 31, 2017 and 2016, respectively. Any debt we incur in the future may also bear interest at variable rates.

Inflation Risk

We do not believe that inflation has had a material effect on our business, financial condition, or results of operations. We continue to monitor the impact of inflation in order to minimize its effects through pricing strategies, productivity improvements and cost reductions. If our costs were to become subject to significant inflationary pressures, we may not be able to fully offset such higher costs through price increases. Our inability or failure to do so could harm our business, financial condition, and results of operations.

Item 8.	Financial Statements and Supplementary Data

The information required by this item is incorporated by reference to the consolidated financial statements and accompanying notes set forth on pages F-1 through F-27 of this Annual Report on Form 10-K.

Item 9.	Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

None.

Item 9A.	Controls and Procedures

Disclosure Controls and Procedures

The term “disclosure controls and procedures,” as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act, refers to controls and procedures that are designed to ensure that information required to be disclosed by a company in the reports that it files under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to a company’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

Our management, with the participation of our Chief Executive Officer and Chief Financial Officer, has evaluated the effectiveness of our disclosure controls and procedures as of December 31, 2017, the end of the period covered by this Annual Report on Form 10-K. Based upon such evaluation, our Chief Executive Officer and Chief Financial Officer have concluded that our disclosure controls and procedures were not effective as of such date, due to the material weakness in our internal control over financial reporting discussed below.

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Material Weakness in Internal Control over Financial Reporting

In the fourth quarter of 2017, a material weakness in our internal control over financial reporting was identified. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. The material weakness identified was related to our preparation and review of our annual goodwill impairment evaluation, which resulted in an initial incorrect assessment and measurement of a goodwill impairment charge related to our Enterprise/Commercial segment. The error has been corrected and the reported goodwill impairment charge for the year ended December 31, 2017 and the Enterprise/Commercial segment goodwill, net of accumulated impairments, as of December 31, 2017 is correctly stated in our annual report included in this Form 10-K. While our current and prior consolidated financial statements, as filed with the SEC, have not been misstated as a result of this material weakness, our management has determined that the control deficiency could have resulted in the misstatement of account balances or disclosures that could be material to our annual or interim consolidated financial statements, and such misstatement may not have been prevented or detected. Accordingly, our management has determined this control deficiency is a material weakness.

Remediation Plan

The control found to be deficient occurs when there are indicators of potential impairment of goodwill, and at least annually. We anticipate enhancing the review process for our goodwill impairment evaluation, including formalizing the review process activities and documentation of those activities. We believe that this enhancement will remediate the material weakness, but the material weakness will not be considered remediated until the revised control operates for a sufficient period of time and management can thoroughly test and conclude that the control is designed and operating effectively.

Changes in Internal Control Over Financial Reporting

Except for the identification of the material weakness described above, there were no changes during the quarter ended December 31, 2017 in our internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Management’s Report on Internal Control Over Financial Reporting and Attestation Report of Registered Public Accounting Firm

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rules 13a-15(f) and 15d-15(f). Under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, we conducted an evaluation of the effectiveness of our internal control over financial reporting based on the framework in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on the evaluation, our management concluded that our internal control over financial reporting was not effective as of December 31, 2017, due to the material weakness in our internal control over financial reporting discussed above.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of the effectiveness of internal control over financial reporting to future periods are subject to the risk that the controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

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The JOBS Act permits “emerging growth companies” like us to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies. Because we are an emerging growth company, we are exempt from the requirements of auditor attestation reports on the effectiveness of our internal control over financial reporting. We will continue to be exempt until we no longer qualify as an emerging growth company.

Limitations on Controls

Our disclosure controls and procedures and internal control over financial reporting are designed to provide reasonable assurance of achieving their objectives as specified above. Management does not expect, however, that our disclosure controls and procedures or our internal control over financial reporting will prevent or detect all error and fraud. Any control system, no matter how well designed and operated, is based upon certain assumptions and can provide only reasonable, not absolute, assurance that its objectives will be met. Further, no evaluation of controls can provide absolute assurance that misstatements due to error or fraud will not occur or that all control issues and instances of fraud, if any, within our company have been detected.

Item 9B.	Other Information

On March 29, 2018, the Company and its wholly owned-subsidiary, DestinationRX, Inc., entered into a limited waiver of the Amended and Restated Credit Agreement with Wells Fargo Bank, National Association, as administrative agent for the lenders named therein (the “Agent”), pursuant to which the Agent, on behalf of the lenders, agreed to a limited waiver of the requirement under the Senior Credit Facility that the Company deliver audited financial statements for the Company’s 2017 fiscal year without a “going concern” or like qualification or exception (the “Waiver”).

As discussed in Note 3 of the Notes to Consolidated Financial Statements included in Part II, Item 8: “Financial Statements and Supplementary Data” of this Annual Report on Form 10-K, we have concluded the timing of the proposed Merger is outside of our control and may not occur before the Company expects it would not be in compliance with certain of the financial covenants under the Senior Credit Facility. As such, if the proposed Merger does not occur as anticipated the Company would likely not have sufficient capital to repay the loans under the Senior Credit Facility, which would become immediately due upon covenant default, which raises substantial doubt about our ability to continue as a going concern and has resulted in our Registered Public Accounting Firm’s issuance of an unqualified audit opinion with an explanatory “going concern” paragraph related to the Consolidated Financial Statements included in Part II, Item 8: “Financial Statements and Supplementary Data” of this Annual Report on Form 10-K.

The Company anticipates continued compliance with the Senior Credit Facility covenants from the date of the Waiver through the anticipated closing date of the proposed Merger.

The Waiver is filed as Exhibit 10.8.5 to this Annual Report on Form 10-K and incorporated into this Item 9B by reference, and the foregoing summary of the Waiver is qualified in its entirety by reference to such exhibit.

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PART III

Item 10.	Directors, Executive Officers and Corporate Governance

Directors

We have a classified board of directors consisting of four Class I directors, two Class II directors and three Class III directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at the annual meeting date. Information regarding our directors as of March 16, 2018 is set forth below.

Name	Position	Age	Director Since
Class I Directors Whose Terms Expire at the 2018 Annual Meeting of Stockholders:
David A. Jones, Jr.	Chairman	60	2004
Kraig McEwen	Director	45	2017
Jeffery A. Surges	President, Chief Executive Officer and Director	50	2015
Russell S. Thomas	Director	55	2015
Class II Directors Whose Terms Expire at the 2019 Annual Meeting of Stockholders:
A. John Ansay	Director	61	2014
Ezra Perlman	Director	46	2016
Class III Directors Whose Terms Expire at the 2020 Annual Meeting of Stockholders:
Vickie L. Capps	Director	56	2014
Paul Kusserow	Director	56	2014

Directors Continuing in Office Until the 2018 Annual Meeting of Stockholders

Jeffery A. Surges has served as our Chief Executive Officer and as a member of our board of director since November 2015 and as our President since August 2016. Prior to joining the Company, Mr. Surges served as President of Healthgrades Operating Company, Inc., an online resource for comprehensive information about physicians and hospitals, from June 2014 through April 2015. Previously, Mr. Surges served as the Chief Executive Officer of Merge Healthcare Inc., a medical imaging company acquired by IBM in 2015, from November 2010 through August 2013, and as President of Sales for Allscripts Healthcare Solutions, Inc., a provider of healthcare information technology solutions, from January 2008 through November 2010. Mr. Surges also served as Chief Executive Officer of Extended Care Information Network, Inc. from 1999 through its acquisition by Allscripts Healthcare Solutions in December 2007. Mr. Surges currently serves on the board of directors of Orthus Health, Inc. and previously served as the chairman of the board of directors of Strategic Health Services, a privately held company, and previously served on the board of directors of Merge Healthcare from May 2010 through August 2013. Mr. Surges holds a B.A. from Eastern Illinois University. We believe that Mr. Surges’ extensive leadership experience with healthcare information technology companies and in the healthcare industry, along with his perspective as our Chief Executive Officer, makes him a crucial member of our board of directors.

David A. Jones, Jr. has been a member of our board of directors since 2004 and Chairman of the Board since 2011. Mr. Jones is the Chairman of Chrysalis Ventures, LLC, a venture capital firm which he founded in 1993. Mr. Jones has served on the board of directors of Humana Inc. (NYSE: HUM), a leading health and well-being company, since 1993 and served as chairman of the board from 2005 through 2010. In addition, Mr. Jones currently serves on the boards of Foundation Radiology Group, Inc., Insider Louisville, and meQuilibrium. Mr. Jones also serves on the board of the Humana Foundation and is a member of the Health Executives Network. Mr. Jones has a B.A. from Yale University and a J.D. from Yale Law School. We believe Mr. Jones’ diverse experience in the healthcare industry and his knowledge of emerging technologies and business models through his experience as a successful venture capital investor make him a valuable member and Chairman of our board of directors.

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Kraig McEwen has been a member of our board of directors since May 2017. Since January 2017, Mr. McEwen has served as the Executive Chair and Board Member of TrellisRx, Inc., a specialty pharmacy services company. Prior to TrellisRx, Mr. McEwen was Chief Executive Officer of Aesynt, Inc., a provider of medication management systems for health systems, from November 2011 through January 2016. Mr. McEwen serves on the private company boards of Foundation Radiology Group Inc., Quantros, Inc., and Alung, Inc. Mr. McEwen holds a B.S. from Penn State University and an M.B.A. from University of Pittsburgh. We believe Mr. McEwen’s business leadership experience in the healthcare technology and services businesses make him a valuable member of our board of directors.

Russell S. Thomas has been a member of our board of directors since January 2015. Mr. Thomas currently serves as the Chief Executive Officer of Availity LLC, a provider of health information exchange services to healthcare providers and health plans, where he previously served as President and Chief Operating Officer from January 2008 to March 2012. Prior to joining Availity, Thomas served as the CEO of Gold Standard, Inc., a health information technology company. Mr. Thomas also serves on the board of directors of the eHealth Initiative, a non-profit, membership organization for the healthcare industry focused on information technology. Mr. Thomas holds a B.A. from Virginia Tech and a J.D. from the University of Virginia School of Law. We believe that Mr. Thomas’ significant experience in the healthcare industry and with health information companies makes him a valuable member of our board of directors.

Directors Continuing in Office Until the 2019 Annual Meeting of Stockholders

A. John Ansay has been a member of our board of directors since August 2014. Mr. Ansay is the co-founder of Equian, LLC (formerly Health Systems International, Inc.), a payment integrity service and technology provider to the commercial health and workers’ compensation markets that he co-founded in 2001. He has also served as a Principal for Ansay & Associates, LLC, an independent insurance agency, since 1980. He was on the board of directors of Equian, Ansay & Associates and The Retirement Advantage, a third-party administrator for retirement plans. Mr. Ansay holds a B.S. in business from Marquette University. He was a Certified Insurance Counselor (CIC) and holds an inactive Certified Public Accountant (CPA) license. We believe that Mr. Ansay’s diverse experience in the healthcare industry and insurance industries makes him a valuable member of our board of directors.

Ezra Perlman has been a member of our board of directors since April 2016. Mr. Perlman is a Co-President of Francisco Partners and focuses primarily on investments in the software and services sectors, with a specific emphasis on healthcare technology. Prior to joining Francisco Partners in 2003, Mr. Perlman was a venture capitalist with Battery Ventures, where he was involved in identifying, executing and managing private equity investments in software companies. Mr. Perlman serves on the board of directors of Avalon Healthcare Solutions, LLC, eSolutions Inc., HealthcareSource HR, Inc., Landmark Health, LLC, Nextech Systems, LLC, and QGenda, Inc., all privately held companies. Mr. Perlman holds a B.A. in applied mathematics from Harvard University and an M.B.A. from the Stanford Graduate School of Business. We believe Mr. Perlman’s diverse experience in the healthcare industry and his experience as a successful venture capital and private equity investor make him a valuable member of our board of directors. Mr. Perlman was elected to our board of directors by designation of Francisco Partners.

Directors Continuing in Office Until the 2020 Annual Meeting of Stockholders

Vickie L. Capps has been a member of our board of directors since August 2014. Ms. Capps was the Chief Financial Officer of DJO Global, Inc., a medical device company, from 2002 to 2013. Prior to joining DJO Global, Inc., Ms. Capps served as the chief financial officer of several other public and private companies and as a senior audit and accounting professional at Ernst & Young LLP. Ms. Capps has served as a member of the board of directors of Otonomy, Inc. (Nasdaq: OTIC), a biopharmaceutical company, since March 2014 and is the chair of its audit committee and a member of its nominating and governance committee. Ms. Capps has also served as a member of the board of directors of NuVasive, Inc. (Nasdaq: NUVA), a medical device company,

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since June 2015 and is a member of its audit and nominating and governance committees. In addition, Ms. Capps is a member of the Senior Advisory Board of Consonance Capital Partners, a healthcare investment firm, and is a member of the board of directors of its portfolio company Eagle Rx, Inc., a provider of pharmacy services to the hospice industry. Ms. Capps is also a member of the board of directors of OmniGuide, Inc., a privately held medical device company. From December 2013 to August 2015, Ms. Capps served as a member of the board of directors of RF Surgical Systems, Inc. and the chair of its audit committee, prior to the company’s acquisition by Medtronic plc (NYSE: MDT). From 2007 to July 2010, Ms. Capps served as a member of the board of directors of SenoRx, Inc., a medical device company, prior to its acquisition by C. R. Bard, Inc. (NYSE: BCR) in July 2010. Ms. Capps is a California Certified Public Accountant and was recognized as CFO of the Year by the San Diego Business Journal in 2009 and 2010. She also serves on the boards of directors of the San Diego State University Research Foundation and The Santaluz Club. Ms. Capps holds a bachelor’s degree in business administration/accounting from San Diego State University. We believe that Ms. Capps’ strong skill set consisting of corporate finance, accounting, operations, investor relations, capital markets and strategic business development, along with her experience in the healthcare industry, makes her a valuable member of our board of directors.

Paul Kusserow has been a member of our board of directors since October 2014. Mr. Kusserow is the President and Chief Executive Officer and a member of the board of directors of Amedisys, Inc. (Nasdaq: AMED), a leading home health and hospice company that he joined in December 2014. Prior to joining Amedisys, Mr. Kusserow served as the Vice Chairman and President of Alignment Healthcare, Inc., an integrated clinical care company, from June 2014 to December 2014 and provided executive advisory services to companies and investors in the healthcare industry from December 2013 to June 2014. Previously, Mr. Kusserow was Senior Vice President and Chief Strategy, Innovations and Corporate Development Officer of Humana Inc., a leading health and well-being company, from January 2008 through December 2013. Mr. Kusserow currently serves on the board of directors of Amedisys, Inc., as well as on the boards of directors of New Century Health, Inc. and Picwell, Inc., both privately held companies. Mr. Kusserow previously served as the chairman of the board of directors of Availity Inc. and Healthsense, Inc., both privately held companies. Mr. Kusserow holds a B.A. from Wesleyan University and an M.A. from Oxford University. We believe Mr. Kusserow’s extensive experience in the healthcare industry makes him a valuable member of our board of directors.

Audit Committee

The members of the audit committee are Messrs. Ansay and Thomas and Ms. Capps, each of whom is a non-employee member of our board of directors. Ms. Capps serves as the chair of the audit committee. Our board of directors determined that each of Messrs. Ansay and Thomas and Ms. Capps is independent for purposes of the SEC rules and regulations as they apply to audit committee members. Our board of directors has determined that each of Messrs. Ansay and Thomas and Ms. Capps meet the requirements for financial literacy and sophistication, and that Ms. Capps qualifies as an “audit committee financial expert,” under the applicable SEC rules and regulations. The composition of our audit committee complies with all applicable requirements in the SEC rules and regulations.

Director Nominations

As described above under “Risk Factors – Risks Related to Ownership of Our Common Stock”, Francisco Partners has the right to designate a number of directors to our board of directors proportionate to its ownership of our outstanding voting securities and the Investor Committee of our board of directors has the sole authority to formally elect directors designated by Francisco Partners to our board of directors. For all other directors, our nominating and corporate governance committee is responsible for, among other things, assisting our board of directors in identifying qualified director nominees and recommending nominees for each annual meeting of stockholders. The nominating and corporate governance committee’s goal is to assemble a board that brings to our company a diversity of experience in areas that are relevant to our business and that complies with the applicable SEC rules and regulations. While we do not have a formal diversity policy for board membership, the

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nominating and corporate governance committee generally considers the diversity of nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors. When considering nominees for election as directors, the nominating and corporate governance committee reviews the needs of the board for various skills, background, experience and expected contributions and the qualification standards established from time to time by the nominating and corporate governance committee. The nominating and corporate governance committee believes that directors must also have an inquisitive and objective outlook and mature judgment. Director candidates must have sufficient time available in the judgment of the nominating and corporate governance committee to perform all board and committee responsibilities. Members of the board of directors are expected to rigorously prepare for, attend and participate in all meetings of the board and applicable committee meetings.

Other than the foregoing and the applicable rules regarding director qualification, there are no stated minimum criteria for director nominees. However, at least one director must be a “financial expert” under the Exchange Act and the applicable SEC rules and regulations. The nominating and corporate governance committee also believes it appropriate for our Chief Executive Officer to participate as a member of the board of directors.

The nominating and corporate governance committee will evaluate annually the current members of the board whose terms are expiring and who are willing to continue in service against the criteria set forth above in determining whether to recommend these directors for election. Subject to the rights of Francisco Partners, the nominating and corporate governance committee will assess regularly the optimum size of the board and its committees and the needs of the board for various skills, background and business experience in determining if the board requires additional candidates for nomination.

Candidates for director nominations come to our attention from time to time through incumbent directors, management, stockholders or third parties. These candidates may be considered at meetings of the nominating and corporate governance committee at any point during the year. Such candidates are to be evaluated against the criteria set forth above. If the nominating and corporate governance committee believes at any time that it is desirable that the board consider additional candidates for nomination, the committee may poll directors and management for suggestions or conduct research to identify possible candidates and may engage, if the nominating and corporate governance committee believes it is appropriate, a third-party search firm to assist in identifying qualified candidates.

Our bylaws permit stockholders to nominate directors for consideration at an annual meeting. The nominating and corporate governance committee will consider director candidates validly recommended by stockholders.

To our knowledge, the current director appointed to our board of directors under an arrangement with Francisco Partners, Ezra Perlman, does not receive any additional compensation from Francisco Partners or any other third party specifically related to his service on our board of directors.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions), directors and consultants. The Code is available on the investor relations section of our website at http://investors.connecture.com. A printed copy of the Code may also be obtained by any stockholder free of charge upon request to the Corporate Secretary, Connecture, Inc., 18500 West Corporate Drive, Suite 250, Brookfield, Wisconsin 53045. Any substantive amendment to or waiver of any provision of the Code may be made only by the board of directors, and will be disclosed on our website as well as via any other means then required by applicable law.

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Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines (the “Guidelines”) that address the composition of the board, criteria for board membership and other board governance matters. These Guidelines are available on the investor relations section of our website at http://investors.connecture.com. A printed copy of the Guidelines may also be obtained by any stockholder free of charge upon request to the Corporate Secretary, Connecture, Inc., 18500 West Corporate Drive, Suite 250, Brookfield, Wisconsin 53045.

Executive Officers

Information regarding our executive officers as of March 16, 2018 is set forth below. Mr. Surges’ biography can be found on page 64 of this Form 10-K with the biographies of the other members of the board of directors. Biographies for our other executive officers, including our other named executive officers, are below.

Name	Age	Position
Jeffery A. Surges	50	President, Chief Executive Officer and Director
Brian D. Lindstrom	47	Chief Financial Officer and Secretary
Mark E. Granville	62	Chief Delivery Officer
Vincent E. Estrada	53	Executive Vice President, Corporate Development
Lea DeVillers	49	General Counsel

Brian D. Lindstrom has served as our Chief Financial Officer and Secretary since December 4, 2017. Prior to joining the Company, Mr. Lindstrom served as Chief Operating Officer of Datica Health, Inc., a provider of HIPAA compliant, cloud-based infrastructure for developers across healthcare, from December 2016 through November 2017. Previously, Mr. Lindstrom served as the Chief Financial Officer of Influence Health, Inc., a developer of clinical and digital marketing software for healthcare providers, from May 2013 through November 2016, and as Corporate Controller for Epic Systems, Inc., a provider of inpatient and ambulatory enterprise healthcare management software, from May 2007 through April 2013. Mr. Lindstrom is a CPA, holds a B.S. in accounting from Bradley University, M.S. from Purdue University and Advanced Management Program from University of Chicago.

Mark E. Granville has served as our Chief Delivery Officer since August 2016. Mr. Granville was our Senior Vice President and General Manager, InsureAdvantage from October 2012 until August 2016. Previously, Mr. Granville worked for the healthcare business of Thomson Reuters (now Truven Health Analytics Inc.), a provider of healthcare data, analytics and advisory services, where he served as Senior Vice President, Analytic Consulting, from January 2012 to October 2012 and as Senior Vice President, Client Experience from August 2009 to December 2012. He holds a B.B.A. in management information systems from Bowling Green State University and an MBA from the University of Wyoming–Casper.

Vincent E. Estrada has served as our Executive Vice President, Corporate Development, since December 4, 2017 and previously served as our Chief Financial Officer and Secretary beginning in January 2017. Before that, Mr. Estrada served as Chief Financial Officer and Executive Vice President of Business Development for HealthMEDX, LLC, a developer of electronic medical record (EMR) solutions for long-term and other non-acute care providers, during his tenure from December 2011 through its October 2016 acquisition by Netsmart Technologies, Inc. Mr. Estrada started his career as a Certified Public Accountant with Arthur Andersen & Co. in 1986, after receiving a BSA in Accounting and Finance from the University of Illinois.

Lea DeVillers has served as our General Counsel since June 2013. Previously, she was Corporate Counsel for us from December 2010 to June 2013. Prior to joining Connecture, she was in-house counsel for Blue Cross Blue Shield of Minnesota, a health insurance company, from 1996 to 2002, where she provided legal advice to the government programs business unit on a variety of transactional, regulatory compliance, and policy and legislative affairs matters. Ms. DeVillers was not employed from 2002 to 2010 when she was devoting her full time to family matters. Ms. DeVillers holds a B.A. from the University of Wisconsin–Milwaukee and a J.D. from the University of Virginia School of Law.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

Based solely on our review of such forms furnished to us, and written representations from certain reporting persons, with the exceptions below, we believe that all filing requirements applicable to our executive officers, directors and greater-than-10% stockholders during the fiscal year ended December 31, 2017 were satisfied.

Jeffery A. Surges filed two late reports with respect to transactions that occurred on January 12, 2017 and February 12, 2017. Brian D. Lindstrom filed a late Form 3 on December 15, 2017.

Item 11.	Executive Compensation

Summary Compensation Table

The following table presents compensation information for fiscal 2017 and 2016 paid to, or earned by, our principal executive officer and our two other most highly compensated persons serving as executive officers as of December 31, 2017. We refer to these executive officers as our “named executive officers” in this Form 10-K.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(2)	All Other Compensation(3)	Total
Jeffery A. Surges	2017	$450,000	$168,750	$352,950	$—	$11,214	$982,914
President and Chief Executive Officer	2016	450,000	—	914,125	—	7,020	1,371,145
Vincent E. Estrada(4)	2017	300,000	112,500	386,475	103,607	5,214	907,796
Executive Vice President, Corporate Development
Mark E. Granville	2017	315,000	178,125	132,356	—	10,188	635,669
Chief Delivery Officer	2016	300,417	30,000	—	54,587	9,118	394,122

(1)	Amounts reflect aggregate amount earned under the 2017 Executive Bonus Plan approved by the board of directors. Additionally, Mr. Granville’s 2017 Bonus includes a $60,000 discretionary retention bonus and Mr. Granville’s 2016 bonus includes a $30,000 discretionary bonus paid in connection with Mr. Granville’s promotion to Chief Delivery Officer, both of which were approved by the compensation committee of the board of directors.
(2)	Amounts reflect the aggregate grant date fair value of restricted stock unit (“RSU”) awards and stock option awards granted during the indicated fiscal year, computed in accordance with ASC Topic 718, Compensation-Stock Compensation. Assumptions used in calculating these amounts are described in Note 11 of the Notes to Consolidated Financial Statements in this Annual Report on Form 10-K. The amounts reported reflect the accounting cost for these awards, and do not correspond to the actual economic value that our named executive officers may receive from these awards.
(3)	Unless otherwise noted, represents fiscal 2017 and 2016 401(k) matching contributions and the taxable value of Company-provided life insurance.
(4)	Mr. Estrada served as our Chief Financial Officer from January 1, 2017 until December 4, 2017.

Potential Payments Upon Termination and Change in Control

Generally

Jeffery A. Surges, our President and Chief Executive Officer, is party to an employment agreement with us effective November 12, 2015. Mr. Surges’ employment agreement has no specific term and constitutes at-will

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employment. Mr. Surges’ annual base salary is $450,000, and beginning in fiscal 2016, he was eligible to receive an annual bonus of 50% of his annual base salary. Mr. Surges is also eligible to receive benefits that are substantially similar to those of our other employees. Except as set forth in our 2017 executive retention compensation plan (the “Retention Plan”), payment of any bonus to Mr. Surges is subject to the sole and absolute discretion of the Compensation Committee. Pursuant to Mr. Surges’ agreement, in the event Mr. Surges is terminated without cause or if Mr. Surges voluntarily terminates his employment with us for good reason, we are obligated to pay him (i) an amount equal to 100% of his then-current annual base salary, to be paid out in monthly installments over a period of 12 months, (ii) the premium for Mr. Surges and his dependents’ group health care continuation coverage for 12 months, (iii) vested benefits under any employee benefit plan and any earned but unpaid bonus, and (iv) if such termination is after June 30, a prorated target bonus. If such termination occurs within 12 months of a change in control (as defined in our 2014 Equity Incentive Plan), 100% of Mr. Surges’ outstanding but unvested equity awards will vest in full. For purposes of Mr. Surges’ agreement, “cause” means (i) theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company documents or records; (ii) material failure to abide by the Company’s code of conduct or other policies, which failure, to the extent such failure can be cured, is not cured within a reasonable period of time after written notice; (iii) unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company; (iv) any intentional act that has a material detrimental effect on the Company’s reputation or business; (v) repeated failure to perform any reasonable assigned duties after written notice of, and a reasonable opportunity to cure, such failure; (vi) any material breach of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement with the Company, which breach is not cured pursuant to the terms of such agreement; or (vii) conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude or that impairs Mr. Surges’ ability to perform his duties. For purposes of Mr. Surges’ agreement, “good reason” is defined as Mr. Surges’ resignation (i) if we, without his written consent, (a) materially reduce Mr. Surges’ then-current authority, duties or responsibilities; (b) materially reduce Mr. Surges’ then-current base salary, unless substantially all other executive management employees’ base salaries are similarly or proportionally reduced; (c) materially change the geographic location at which Mr. Surges must perform services for us; or (d) materially breach the employment agreement; and (ii) Mr. Surges provides written notice of the action to us within 60 days, we do not remedy the action within 30 days (the cure period) and Mr. Surges resigns within ten days of the expiration of the cure period. Mr. Surges is also subject to certain restrictive requirements that provide that Mr. Surges will (i) not solicit our employees or customers during employment and for a period of 12 months after the termination of employment, (ii) not compete with us or assist any other person to compete with us during employment and a period of 12 months after the termination of employment and (iii) protect our confidential and proprietary information and to assign to us intellectual property developed during the course of employment.

Vincent E. Estrada is party to an employment agreement with us effective January 1, 2017, as amended. Mr. Estrada’s employment agreement has no specific term and constitutes at-will employment. Mr. Estrada’s annual base salary was $300,000 until December 31, 2017, and $85,000 thereafter. In fiscal 2017, he was eligible to receive an annual bonus of 50% of his annual base salary of $300,000. Mr. Estrada is also eligible to receive benefits that are substantially similar to those of our other employees. Payment of any bonus to Mr. Estrada is subject to the sole and absolute discretion of the Compensation Committee. Pursuant to Mr. Estrada’s agreement, in the event Mr. Estrada is terminated without cause or if Mr. Estrada voluntarily terminates his employment with us for good reason, we are obligated to pay him (i) an amount equal to 100% of his then-current annual base salary, to be paid out in monthly installments over a period of 12 months, (ii) the premium for Mr. Estrada and his dependents’ group health care continuation coverage for 12 months, and (iii) vested benefits under any employee benefit plan. For purposes of Mr. Estrada’s agreement, “cause” means (i) theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company documents or records; (ii) material failure to abide by the Company’s code of conduct or other policies, which failure, to the extent such failure can be cured, is not cured within a reasonable period of time after written notice; (iii) unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company; (iv) any intentional act that has a material detrimental effect on the Company’s reputation or business;

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(v) repeated failure to perform any reasonable assigned duties after written notice of, and a reasonable opportunity to cure, such failure; (vi) any material breach of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement with the Company, which breach is not cured pursuant to the terms of such agreement; or (vii) conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude or that impairs Mr. Estrada’s ability to perform his duties. For purposes of Mr. Estrada’s agreement, “good reason” is defined as Mr. Estrada’s resignation (i) if we, without his written consent, (a) materially reduce Mr. Estrada’s then-current authority, duties or responsibilities; (b) materially reduce Mr. Estrada’s then-current base salary, unless substantially all other executive management employees’ base salaries are similarly or proportionally reduced; (c) materially change the geographic location at which Mr. Estrada must perform services for us; or (d) materially breach the employment agreement; and (ii) Mr. Estrada provides written notice of the action to us within 60 days, we do not remedy the action within 30 days (the cure period) and Mr. Estrada resigns within ten days of the expiration of the cure period. Mr. Estrada is also subject to certain restrictive requirements that provide that Mr. Estrada will (i) not solicit our employees or customers during employment and for a period of 12 months after the termination of employment, (ii) not compete with us or assist any other person to compete with us during employment and a period of 12 months after the termination of employment and (iii) protect our confidential and proprietary information and to assign to us intellectual property developed during the course of employment.

Messrs. Surges and Estrada are also party to separation pay agreements with us, each dated July 21, 2017. Pursuant to the separation pay agreements, Messrs. Surges and Estrada will be entitled to cash severance of $225,000 and $150,000, respectively, in the event that either officer is terminated by us without cause or resigns for good reason, subject to compliance with the terms of such officer’s employment agreement with respect to the payment of separation benefits. The cash severance provided for in the separation pay agreement is in addition to any separation benefits provided for by the officer’s existing employment agreements.

Mark E. Granville is party to a separation pay agreement with us, dated September 10, 2012, as amended. Pursuant to Mr. Granville’s agreement, in the event Mr. Granville is terminated without cause, we are obligated to (i) pay him an amount equal to 75% of his then-current annual base salary, to be paid out in equal monthly installments over a period of nine months, and (ii) pay the premium for Mr. Granville and his dependents’ group health care continuation coverage for nine months. Mr. Granville is also party to a letter agreement with us, dated March 30, 2017. Pursuant to the letter agreement, if Mr. Granville remains employed with us through December 31, 2017 or if he is terminated by us without cause prior to that date, we will pay him a bonus of $30,000. For purposes of Mr. Granville’s separation pay agreement and letter agreement, “without cause” was defined as any termination for reasons other than (i) death; (ii) disability; (iii) mutual agreement; or (iv) cause. “Cause” was defined as (i) willful insubordination; (ii) any act or omissions that is, or is likely to be, intentionally injurious to the Company or the business reputation of the Company; (iii) willful misconduct, dishonesty, fraud or malfeasance that results in injury to the Company; or (iv) indictment for, conviction or the entry of a plea of guilty or no contest to a felony or crime involving moral turpitude. Mr. Granville is also subject to certain restrictive requirements that provide that Mr. Granville will (i) not solicit our employees or customers during employment and for a period of 12 months after the termination of employment, (ii) not compete with us or assist any other person to compete with us during employment and a period of 12 months after the termination of employment and (iii) protect our confidential and proprietary information and to assign to us intellectual property developed during the course of employment.

Messrs. Surges, Estrada and Granville are also participants in our Retention Plan and party to executive bonus agreements under the Retention Plan. Pursuant to the Retention Plan, participating employees may receive equity awards or cash awards, or both. All equity awards are in the form of RSUs to be settled in shares of our common stock pursuant to our 2014 Stock Incentive Plan, as amended (the “2014 Plan”) upon a qualifying change in control and feature a combination of RSUs with time-based and performance- based vesting conditions as specified in the Retention Plan. Cash awards consist of retention bonus arrangements (the “Bonus Arrangements”), pursuant to which the recipient will be entitled to a retention bonus and a contingent bonus. The retention bonus will be payable in cash upon a change in control or if a change in control has not occurred within

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five years of the date of the Retention Plan, in shares of our common stock. The contingent bonus will be payable in cash only upon a change in control that occurs within five years of the date of the Retention Plan and in which the consideration payable for a share of our common stock equals or exceeds a threshold established by our board of directors as of the approval of the Retention Plan. In the event that a change in control occurs within six months of either Messrs. Surges or Estrada being terminated by us without cause or resigning for good reason (each as defined in the respective officer’s employment agreement), such officer will be entitled to receive the retention bonus and contingent bonus if the criteria for payment are satisfied. For all other participating employees, the recipient must be employed by us on the date of payment in order to receive either bonus award. In addition, in order for a Bonus Arrangement to be payable, the applicable change in control must satisfy the conditions for such event set forth in the Retention Plan.

Although the Retention Plan provided for potential grants of performance-based RSUs, these potential grants were subject to (a) approval by our stockholders of an amendment to the 2014 Plan to increase the number of shares of our common stock available for issuance under the 2014 Plan and (b) approval by our board of directors of individual grants. We did not adopt, and our stockholders did not approve, an amendment to the 2014 Plan, and our board of directors did not approve any individual grants of performance-based RSUs under the Retention Plan. Accordingly, no performance-based RSUs have been granted pursuant to the Retention Plan.

The amounts payable to the Company’s principal executive officer, principal financial officer and current named executive officers pursuant to the Retention Compensation Plan are as follows:

Name and Principal Position	RSUs with Time-Based Vesting	Retention Bonus	Contingent Bonus
Jeffery A. Surges, Chief Executive Officer	500,000	$750,000	$250,000
Vincent E. Estrada, Executive Vice President of Corporate Development and Former Chief Financial Officer	250,000	$375,000	$125,000
Mark E. Granville, Chief Delivery Officer	187,500	$100,000	$33,333

In addition, under our 2014 Plan, certain stock option agreements and restricted stock unit agreement applicable to our named executive officers provide that in the event of a change in control, the respective awards granted to our named executive officers will vest in full immediately before and contingent upon the change in control, subject to continuous service through the date of the change in control. Specifically, with respect to Mr. Surges, upon a change in control all unvested shares subject to any outstanding equity grants issued to Mr. Surges for which the vesting is time based will accelerate and vest in full. In addition, with respect to equity grants to Mr. Surges for which the testing is based on the Company’s stock price, to the extent that the price per share of the Company’s Common Stock as of the closing of the change in control transaction meets or exceeds a stock price threshold in the applicable vesting schedule, such threshold will be deemed to have been achieved notwithstanding any durational requirements for the market price of the Company’s Common Stock otherwise contained in award agreement. As noted above, if Mr. Surges is terminated without cause or resigns for good reason within 12 months of a change in control, all of Mr. Surges’ outstanding but unvested equity awards will vest in full.

Merger Agreement with Francisco Partners

As further discussed below under “Related Party Transactions—Merger Agreement,” on January 4, 2018, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with FP Healthcare Holdings, Inc., a Delaware corporation (“Parent”), FP Healthcare Merger Sub Corporation, a Delaware corporation and indirect subsidiary of Parent (“Merger Sub,” and together with Parent, “Purchasers”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), the separate corporate existence of

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Merger Sub will cease and we will continue our corporate existence under Delaware law as the surviving corporation in the Merger. Parent will own 100% of our equity interests following the transactions contemplated by the Merger Agreement.

Payments to Executive Officers and Directors in Respect of Company Equity Awards

Pursuant to the terms of the Merger Agreement, other than as described below, all unvested RSUs held by our executive officers will be canceled for no consideration. In addition, all vested and unvested stock options held by our executive officers have exercise prices in excess of the merger consideration of $0.35 per share, and therefore, such stock options will be canceled as of the effective time of the Merger for no consideration. As discussed above, certain of our named executive officers were issued retention bonus awards and time-based RSUs pursuant to the Retention Plan that are payable or entitled to settlement, respectively, only upon a qualifying change in control as set forth in the Retention Plan. The Merger does not constitute a qualifying change in control pursuant to the Retention Plan, and therefore, such unvested RSUs will be canceled for no consideration and the cash retention bonus awards will not be payable in connection with the Merger.

Pursuant to the terms of their respective employment agreements, Messrs. Surges and Estrada are entitled to full acceleration of their other unvested equity awards with time-based vesting conditions upon completion of the Merger. As all unvested stock options held by Messrs. Surges and Estrada have exercise prices in excess of the merger consideration of $0.35 per share, such stock options will be canceled as of the effective time of the Merger for no consideration. However, Messrs. Surges and Estrada will receive payment in respect of unvested RSUs with time-based vesting conditions (other than those granted pursuant to the Retention Plan).

The table below sets forth the total number of shares of common stock subject to unvested RSUs that will accelerate upon the effective time of the Merger with respect to each named executive officer who holds such RSUs, assuming that the closing of the Merger were to occur on March 27, 2018. The amount payable listed below reflects the number of shares subject to unvested RSUs that will accelerate multiplied by the merger consideration of $0.35 per share, without regard to any required withholding of taxes.

Payments Resulting from Acceleration of Unvested Equity Awards

Name	Unvested RSUs Accelerating	Merger Consideration Payable ($)
Jeffery A. Surges	49,928	$17,475
Vincent E. Estrada	83,338	$29,168

Additional Severance Arrangements

As discussed above, pursuant to the terms of separation pay agreements entered into with Mr. Surges and Mr. Estrada on July 21, 2017, Mr. Surges and Mr. Estrada are entitled to additional cash severance of $225,000 and $150,000, respectively, in the event of a qualifying termination (i.e., a termination by the Company without “cause” or by Mr. Surges or Mr. Estrada with “good reason”) within 12 months of the Merger.

In addition, under the terms of his employment agreement, Mr. Surges would receive acceleration of vesting of all unvested equity awards he holds with performance-vesting conditions upon a qualifying termination within 12 months of the Merger, but all such awards will be canceled without consideration as of the effective time of the Merger.

401(k)

We have established a tax-qualified employee savings and retirement plan for all employees who satisfy certain eligibility requirements, including requirements relating to age and length of service. Under our 401(k)

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plan, employees may elect to reduce their current compensation by up to the statutory limit, $18,000 for those under age 50 and $24,000 for those 50 and older in 2017, and have us contribute the amount of this reduction to the 401(k) plan. In 2017, we matched up to 40% of the first 6% of employee contributions. Our contributions were approximately $0.7 million in the years ended December 31, 2017 and 2016. We intend for the 401(k) plan to qualify under Section 401 of the Code so that contributions by employees or by us to the 401(k) plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) plan.

Pension Benefits

We did not sponsor any defined benefit pension or other actuarial plan for our named executive officers during fiscal 2017.

Nonqualified Deferred Compensation

We did not maintain any nonqualified defined contribution or other deferred compensation plans or arrangements for our named executive officers during fiscal 2017.

Outstanding Equity Awards at December 31, 2017

The following table sets forth information regarding outstanding equity awards held by our named executive officers at December 31, 2017.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)		Number of Securities Underlying Unexercised Options Unexercisable(1)		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)		Market Value of Shares or Units of Stock That Have Not Vested(1)
Jeffery A. Surges	—		65,000	(2)	$3.93	11/12/2025	68,693	(3)	$10,991
	24,314	(4)	10,686	(4)	$3.93	11/12/2025	355,000	(5)	$56,800
							500,000	(6)	$80,000
Vincent E. Estrada	—		125,000	(7)	$1.68	1/1/2027	125,000	(8)	$20,000
							250,000	(6)	$40,000
Mark E. Granville	155,410	(9)	—		$1.866	10/26/2022	3,334	(10)	$533
	24,177	(11)	5,823	(11)	$11.37	4/29/2025	187,500	(6)	$30,000

(1)	Shares of common stock.
(2)	This option grant vests in accordance with certain milestones based on the price per share of the Company’s common stock.
(3)	This RSU award vested with respect to 1/3 of the shares on November 12, 2016, and vests as to 1/36 of the shares on each full month following November 12, 2016, until fully vested.
(4)	This option grant vested with respect to 1/3 of the shares on November 12, 2016, and vests as to 1/36 of the shares on each full month following November 12, 2016, until fully vested.
(5)	This RSU award vests in accordance with certain milestones based on the price per share of the Company’s common stock.
(6)	This RSU award vests upon the satisfaction of both an event condition and service condition before July 21, 2022. The event condition is a qualified Change in Control while employed or July 21, 2022, whichever is earlier. The service condition vests as to 1/3 of the shares on each anniversary of the July 21, 2017 grant date.
(7)	This option vested with respect to 1/3 of the shares on January 1, 2018 and vests as to 1/3 on each of January 1, 2019 and 2020.

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(8)	This RSU grant vested with respect to 1/3 of the shares on January 1, 2018 and vests as to 1/3 on each of January 1, 2019 and 2020.
(9)	This option grant was fully vested as of December 31, 2017 and is fully exercisable.
(10)	This RSU award vested with respect to 1/3 of the shares on each of July 1, 2016 and 2017, and vests as to 1/3 of the shares on each of July 1, 2018.
(11)	This option grant vested with respect to 1/3 of the shares on July 1, 2016, and vests as to 1/36 of the shares on each full month following July 1, 2016, until fully vested.

Compensation of Directors

In connection with our initial public offering, in December 2014, we implemented a director compensation policy, pursuant to which our non-employee directors and directors not affiliated with our institutional investors are entitled to receive an annual cash fee of $44,000 and an annual equity award of $66,000 in restricted stock. The number of shares underlying the restricted stock units is determined by dividing $66,000 by the closing price of our common stock on the date of grant, and the restricted stock units vest quarterly over four quarters beginning one quarter following the date of grant, provided that the director continues to serve as a director through such vesting date. The audit committee chairperson receives an annual fee of $12,000. The compensation committee chairperson receives an annual fee of $10,000. The nominating and corporate governance committee chairperson receives an annual fee of $10,000. Members of our board of directors are also reimbursed for travel and other out-of-pocket expenses in connection with attending meetings.

In addition, Kraig McEwen provides consulting services to senior management of the Company as requested by the Board pursuant to an Independent Contractor Consulting Agreement (the “McEwen Consulting Agreement”), effective as of May 10, 2017, between Mr. McEwen and the Company. Under the terms of the McEwen Consulting Agreement, Mr. McEwen received a number of RSUs for shares of the Company’s common stock in an amount equal to $110,000 divided by the closing price of a share of the Company’s common stock on May 10, 2017, the effective date of the McEwen Consulting Agreement, which closing price was $0.82. The RSUs vest quarterly over a one-year period beginning on the first day of the first quarter following the date of grant, subject in each case to continuous service pursuant to the McEwen Consulting Agreement as of each vesting date. The RSUs are in addition to, and separate from, Mr. McEwen’s compensation for his service as a director and constitute the sole consideration payable to Mr. McEwen for his services pursuant to the McEwen Consulting Agreement during its initial one-year term.

In connection with the November 2017 indication of interest from Francisco Partners (the “Initial Proposal”) to acquire all of the outstanding common equity securities of the Company that it did not already own (the “Proposed Transaction”), a special committee of independent directors was formed to analyze, investigate and negotiate the Proposed Transaction and any alternative transaction to the Proposed Transaction. The board approved a monthly cash fee of $16,875 and $10,313 for the committee chairperson and each committee member, respectively.

The following table sets forth information concerning the compensation earned during the last fiscal year by each director who received such compensation. Our President and Chief Executive Officer, Jeffery Surges, did not receive additional compensation for his services as a director and, consequently, is not included in the table. The compensation received by Mr. Surges as an employee is presented in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Total ($)
A. John Ansay(2)	$59,469	(8)	$66,000	$125,469
Vickie L. Capps(3)	81,313	(9)	66,000	147,313
David A. Jones, Jr.(4)	—		—	—
Paul Kusserow(5)	69,469	(10)	66,000	135,469

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Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Total ($)
Kraig McEwen(6)	28,165		176,000	204,165
Ezra Perlman(4)	—		—	—
Russell S. Thomas(7)	44,000	(11)	66,000	110,000

(1)	Unless otherwise noted, amount represents the grant date fair value of RSUs granted on May 25, 2017, as computed in accordance with ASC Topic 718, Compensation-Stock Compensation. Assumptions used in calculating these amounts are described in Note 11 of the Notes to Consolidated Financial Statements in this Annual Report on Form 10-K. The amounts reported reflect the accounting cost for these awards, and do not correspond to the actual economic value that our directors may receive from these awards.
(2)	Mr. Ansay held 40,244 unvested restricted stock units as of December 31, 2017.
(3)	Ms. Capps held 40,244 unvested restricted stock units as of December 31, 2017.
(4)	Messrs. Jones and Perlman did not receive compensation for their services as directors in 2017 pursuant to our director compensation policy, which provides that non-employee directors affiliated with our institutional investors do not receive such compensation. Neither Messrs. Jones and Perlman personally held any unvested restricted stock units or any unexercised option awards as of December 31, 2017.
(5)	Mr. Kusserow held 40,244 unvested restricted stock units as of December 31, 2017.
(6)	Mr. McEwen held 107,317 unvested restricted stock units as of December 31, 2017, which includes 67,073 of unvested restricted stock units issued pursuant to the McEwen Consulting Agreement.
(7)	Mr. Thomas held 40,244 unvested restricted stock units as of December 31, 2017.
(8)	Consists of a $44,000 annual cash fee for service on the board of directors and a $15,469 cash fee for service on the special committee of the board of directors.
(9)	Consists of a $44,000 annual cash fee for service on the board of directors, a $12,000 cash fee for service as the audit committee chair, and a $25,313 cash fee for service as the special committee chair.
(10)	Consists of a $44,000 annual cash fee for service on the board of directors, a $10,000 cash fee for service as the compensation committee chair, and a $15,469 cash fee for service on the special committee of the board of directors.
(11)	Consists of a $44,000 annual cash fee for service on the board of directors.

Item 12.	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Security Ownership of Management and Certain Beneficial Owners

•	The following table and footnotes set forth information with respect to the beneficial ownership of our common stock as of March 27, 2018, by each stockholder, or group of affiliated stockholders, who we know beneficially owns more than 5% of the outstanding shares of our common stock;

•	each of our named executive officers;

•	each of our current directors; and

•	all of our current directors and current executive officers as a group.

Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power.

Applicable percentage ownership for our common stock in the following table is based on 23,255,102 shares of Common Stock outstanding as of March 27, 2018, and the assumed conversion as of such date, of all 52,000 outstanding shares of our Series A Preferred Stock into 15,125,711 shares of Common Stock and all 17,500 shares of our Series B Preferred Stock into 10,694,902 shares of Common Stock, for an aggregate of 49,075,715 shares of Common Stock deemed outstanding for voting purposes (excluding shares of Common Stock subject to equity awards). Each share of Series A Preferred Stock is convertible, at the option of the holder, into a number of shares of Common Stock determined by dividing the sum of the stated value of such share of Series A

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Preferred Stock on the conversion date and any accrued and unpaid dividends with respect to such share by a conversion price initially equal to $4.50 per share of Series A Preferred Stock, which was adjusted to $3.96 as a result of the issuance of our Series B Preferred Stock. Each share of Series B Preferred Stock is convertible, at the option of the holder, into a number of shares of Common Stock determined by dividing the sum of the stated value of such share of Series B Preferred Stock on the conversion date and any accrued and unpaid dividends with respect to such share by a conversion price initially equal to $1.91 per share of Series B Preferred Stock. Each share of our Series A Preferred Stock and our Series B Preferred Stock is entitled to cast one vote for each share of our common stock that would be issuable upon conversion of such share of Preferred Stock if such Preferred Stock had converted to Common Stock on the record date.

Shares of Common Stock subject to equity awards currently exercisable or exercisable within 60 days of March 27, 2018, are deemed to be outstanding for calculating the number and percentage of outstanding shares of the person holding such equity awards, but are not deemed to be outstanding for calculating the percentage ownership of any other person. Applicable percentage ownership for shares of our Series A Preferred Stock and our Series B Preferred Stock in the following table is based on 52,000 shares of Series A Preferred Stock and 17,500 shares of our Series B Preferred Stock outstanding, respectively, as of March 27, 2018. Beneficial ownership or voting power representing less than 1% is denoted with an asterisk (*).

Shares shown in the table below include shares held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner’s account. Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over the shares listed, except for those jointly owned with that person’s spouse.

Unless otherwise noted below, the address of each person listed on the table is c/o Connecture, Inc., 18500 West Corporate Drive, Suite 250, Brookfield, Wisconsin 53045.

	Shares of Common Stock Beneficially Owned		Shares of Series A Preferred Stock Beneficially Owned		Shares of Series B Preferred Stock Beneficially Owned
Name of Beneficial Owner	Shares	Percentage	Shares	Percentage	Shares	Percentage
Holders of More Than 5% of Any Class of the Company’s Voting Securities:
Entities affiliated with Francisco Partners(1)	28,251,740	57.6%	50,000	96.2%	16,500	94.3%
Chrysalis Ventures II, L.P.(2)	5,200,057	10.6%	2,000	3.8%	1,000	5.7%
GPP-Connecture, LLC(3)	4,127,232	8.4%	—	—	—	—
Ahsan Rahim(4)	1,550,000	3.2%	—	—	—	—
Named Executive Officers and Directors:
Jeffery A. Surges(5)	227,782	*	—	—	—	—
Brian D. Lindstrom(6)	—	*	—	—	—	—
Vincent E. Estrada(7)	67,659	*	—	—	—	—
Mark Granville(8)	190,423	*	—	—	—	—
A. John Ansay(9)	146,898	*	—	—	—	—
Vickie L. Capps(10)	136,898	*	—	—	—	—
Paul Kusserow(11)	121,898	*	—	—	—	—
Kraig McEwen(12)	214,634	*	—	—	—	—
Russell S. Thomas(13)	113,648	*	—	—	—	—
David A. Jones, Jr.(14)	5,257,753	10.7%	2,000	3.8%	1,000	5.7%
Ezra Perlman(15)	28,251,740	57.6%	50,000	96.2%	16,500	94.3%
All executive officers and directors as a group (12 persons)(16)	34,747,565	70.2%	52,000	100.0%	17,500	100.0%

(1)

Reflects (i) 33,306 shares of Series A Preferred Stock and 10,991 shares of Series B Preferred Stock held by Francisco Partners IV, L.P. (“FP IV”), 9,688,018 shares of Common Stock and 6,717,010 shares of

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Common Stock into which such shares of Series A Preferred Stock and Series B Preferred Stock, respectively, were convertible as of March 27, 2018, and 2,414,050 shares of Common Stock directly held by FP IV as of January 4, 2018, according to a Schedule 13D/A report filed by FP IV with the SEC on January 4, 2018, and (ii) 16,694 shares of Series A Preferred Stock and 5,509 shares of Series B Preferred Stock held by Francisco Partners IV-A, L.P. (“FP IV-A”), 4,855,935 shares of Common Stock and 3,366,755 shares of Common Stock into which such shares of Series A Preferred Stock and Series B Preferred Stock, respectively, would be convertible as of March 27, 2018, and 1,209,972 shares of Common Stock directly held by FP IV-A as of January 4, 2018, according to a Schedule 13D/A report filed by FP IV-A with the SEC on January 4, 2018. Francisco Partners GP IV, L.P. (“FP GP IV”) is the general partner of FP IV and FP IV-A, and as such may be deemed to have voting and dispositive power over the shares held by FP IV and FP IV-A. Francisco Partners GP IV Management Limited (“FP GP Management”) is the general partner of FP GP IV and provides management services to FP IV and FP IV-A at the request of FP GP IV, and as such may be deemed to have voting and dispositive power over the shares held by FP IV and FP IV-A. The Directors of FP GP Management are Mr. Dipanjan Deb and Mr. Tom Ludwig (the “FP Directors”) and the Investment Committee of FP GP Management consists of Mr. Deb, Mr. David Golob, Mr. Ezra Perlman, and Mr. Keith Geeslin (the “FP Investment Committee”), and as such, each of the FP Directors and each of the members of the FP Investment Committee may be deemed to have voting and dispositive power over the shares held by FP IV. Mr. Perlman is a member of our board of directors. The address of FP IV, FP IV-A, FP GP IV, and FP GP Management is One Letterman Drive, Building C – Suite 410, San Francisco, California 94129. Other than with respect to the number of shares of common stock issuable upon conversion of Preferred Stock, all information is based on a review of a Schedule 13D/A report filed by FP-IV, FP IV-A, FP GP IV and FP GP with the SEC on January 4, 2018.
(2)	Reflects 2,000 shares of Series A Preferred Stock and 1,000 shares of Series B Preferred Stock held by Chrysalis Ventures II, L.P. (“CV II LP”), 581,758 shares of Common Stock and 611,137 shares of Common Stock into which such shares of Series A Preferred Stock and Series B Preferred Stock, respectively, would be convertible as of March 27, 2018, and 4,007,162 shares of Common Stock directly held by CV II LP as of January 8, 2018, according to a Schedule 13D report filed by CV II LP with the SEC on January 8, 2018. Chrysalis Partners II, LLC (“CP II LLC”) is the general partner of CV II LP, and as such may be deemed to have voting and dispositive power over the shares held by CV II LP. Investment and voting decisions with respect to the shares held by CV II LP are made by an advisory committee of CP II LLC that consists of David A. Jones, Jr., who is the chairman of our board of directors, Ralston W. Steenrod and Irv Bailey, each of whom is a member of CP II LLC. The address of CV II LP and CP II LLC is 101 South Fifth Street, Suite 1650, Louisville, KY 40202. Other than with respect to the number of shares of common stock issuable upon conversion of Preferred Stock, all information is based on a review of a Schedule 13D report filed by CV II LP and CP II LLC with the SEC on March 20, 2017.
(3)	Great Point Partners I, LP (“GPP I LP”) is the sole manager and controlling member of GPP–Connecture, LLC (“GPPC”). Great Point Partners I GP, LLC (“GPP I GP”) is the general partner of GPP I LP and Great Point Partners, LLC (“Great Point”) is the investment manager of GPP I LP and by virtue of such status, Great Point may be deemed to be the beneficial owner of the shares held by GPPC. Each of Great Point, GPP I LP, GPP I GP and GPPC shares voting and dispositive power with respect to the shares held by GPPC. Each of Dr. Jeffrey R. Jay, M.D., as senior managing member of Great Point, and Mr. David Kroin, as special managing member of Great Point, has voting and dispositive power with respect to the shares held by GPPC and therefore may be deemed to be the beneficial owner of the shares held by GPPC. The address of GPPC, GPP I LP, GPP I GP, Great Point, Dr. Jay and Mr. Kroin is 165 Mason Street, 3rd Floor, Greenwich, CT 06830. All information is based on a review of a Schedule 13D/A report filed by of GPPC, GPP I LP, GPP I GP, Great Point, Dr. Jay and Mr. Kroin with the SEC on February 14, 2018.
(4)	The address of Mr. Rahim is 1427 Lakewood Drive, Lake Forest, Illinois 60045. All information is based on a review of a Schedule 13G/A report filed by Mr. Rahim with the SEC on January 29, 2018.
(5)	Includes an aggregate of 41,689 shares issuable upon the vesting of restricted stock units vesting within 60 days of March 27, 2018, and shares issuable upon the exercise of options exercisable within 60 days of March 27, 2018. Mr. Surges is our Chief Executive Officer and a member of our board of directors.
(6)	Mr. Lindstrom is our Chief Financial Officer.

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(7)	Includes 41,662 shares issuable upon the exercise of options exercisable within 60 days of March 27, 2018. Mr. Estrada is our former Chief Financial Officer and current Executive Vice President, Corporate Development.
(8)	Includes 183,757 shares issuable upon the exercise of options exercisable within 60 days of March 27, 2018. Mr. Granville is our Chief Delivery Officer.
(9)	Mr. Ansay is a member of our board of directors.
(10)	Ms. Capps is a member of our board of directors.
(11)	Mr. Kusserow is a member of our board of directors.
(12)	Mr. McEwen is a member of our board of directors.
(13)	Mr. Thomas is a member of our board of directors.
(14)	Represents shares held by CV II LP and 57,696 shares of common stock held by the David A. Jones, Jr. Revocable Trust, of which Mr. Jones is a trustee. Mr. Jones is a member of the advisory committee of CP II LLC that makes investment and voting decisions with respect to the shares held by CV II LP and, by virtue of such status, may be deemed to be the beneficial owner of the shares held by CV II LP. Mr. Jones is the chairman of our board of directors.
(15)	Reflects shares held by FP IV and FP IV-A. Mr. Perlman is an officer of FP GP Management and, by virtue of such status, may be deemed to be the beneficial owner of the shares held by FP IV and FP IV-A. Mr. Perlman is a member of our board of directors.
(16)	Includes an aggregate of 150,588 shares issuable upon the vesting of restricted stock units vesting within 60 days of March 27, 2018, and shares issuable upon the exercise of options exercisable within 60 days of March 27, 2018.

Item 13.	Certain Relationships and Related Transactions, and Director Independence

Related Party Transaction Policy

We have a written policy on authorizations, the Related Party Transactions Policy, which includes specific provisions for related party transactions. Pursuant to the Related Party Transactions Policy, related party transactions include any transaction, arrangement or relationship, or series of such transactions, including any indebtedness or guarantees, in which the amount involved exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. In the event that a related party transaction is identified, such transaction must be reported to our Corporate Secretary and subsequently must be reviewed and approved or ratified by the chairman of our audit committee or our full audit committee, depending on the amount of the transaction. Any member of the audit committee who is one of the parties in the related party transaction and who has a direct material interest in the transaction may not participate in the approval of the transaction. The audit committee has pre-approved certain potential related party transactions in advance including employment of executive officers and director compensation.

Related Party Transactions

Since the beginning of fiscal 2016, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, except for the compensation and other arrangements described in Item 11, “Executive Compensation,” in this Form 10-K and the transactions described below.

Merger Agreement

On January 4, 2018, we entered into the Merger Agreement with Parent and Merger Sub. Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), the separate corporate existence of Merger Sub will cease and we will continue our corporate existence under Delaware law

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as the surviving corporation in the Merger. Parent will own 100% of our equity interests following the transactions contemplated by the Merger Agreement. Parent is affiliated with Francisco Partners IV, L.P. and Francisco Partners IV-A, L.P. (together, the “FP Investors”), which own approximately 58% of the total number of outstanding shares of capital stock of the Company (on an as-converted-to-common-stock basis) as of March 27, 2018. The FP Investors are affiliated with Francisco Partners, a global private equity firm specializing in investments in technology and technology-enabled services businesses.

At the effective time of the Merger, each share of our common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding immediately prior to the effective time of the Merger (other than shares held by (a) Parent or Merger Sub, (b) us in treasury or any wholly owned subsidiary of us, (c) holders of Common Stock who have properly demanded appraisal rights (and who have not failed to perfect or effectively withdraw such demand or otherwise waive or lose their rights to appraisal), and (d) the FP Investors, Chrysalis Ventures II, L.P. (“Chrysalis”) and certain of affiliates of Chrysalis (collectively, the “Rollover Investors”)) will be converted into the right to receive $0.35, in cash, without interest and less any required withholding taxes, and automatically canceled. The Rollover Investors have entered into a Rollover Agreement pursuant to which the Rollover Investors have agreed to contribute all shares of the Company’s Common Stock, as well as all shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock held by such Rollover Investors, to Parent.

Our board of directors, based in part on the unanimous recommendation of a special committee of independent and disinterested members of the board, for purposes of serving on the special committee (the “Special Committee”), that was established to evaluate and negotiate a potential transaction with the assistance of its own independent legal and financial advisors, has unanimously (a) determined that the Merger Agreement and the related transactions contemplated thereby are fair and in the best interests of the Company and its stockholders other than the Rollover Investors, (b) approved and declared advisable the Merger Agreement and the related transactions contemplated thereby, and (c) resolved to recommend that the Company’s stockholders approve the adoption of the Merger Agreement and the related transactions contemplated thereby. In evaluating the potential transaction, the Special Committee consulted with its independent legal and financial advisors and in making its determination considered a number of factors, and our board of directors made its recommendation after consultation with its advisors and consideration of a number of factors, including the recommendation of the Special Committee. The Special Committee and our board did not assess whether the Rollover Agreement was fair and in the best interests of the Rollover Investors.

For more information regarding the Merger, the Merger Agreement, and the approval of the Merger Agreement by our board of directors and the Special Committee, see our definitive proxy statement filed with the Securities and Exchange Commission on February 12, 2018, and the text of the Merger Agreement attached to this Form 10-K as Exhibit 2.5.

Voting and Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, and as a condition and inducement to our willingness to enter into the Merger Agreement, the FP Investors and Chrysalis (the “Sponsor Entities”) entered into a Voting and Support Agreement with us, dated as of January 4, 2018. As of the date of the Voting Agreement, the Sponsor Entities party to the Voting Agreement owned 32,940,853 shares of common stock, on an as-converted basis, representing approximately 68% of the outstanding voting power of our capital stock as of such date.

Pursuant to the Voting Agreement, the Sponsor Entities have agreed, unless our board of directors or the Special Committee has changed its recommendation that the stockholders adopt the Merger Agreement, to vote all shares of our capital stock owned by them in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby and against any other action or agreement not recommended by the Board of Directors that would reasonably be expected to (i) result in a breach of any covenant, representation or warranty or any other obligation or agreement of us under the Merger Agreement, (ii) result in any of the

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conditions to the consummation of the Merger under the Merger Agreement not being fulfilled or (iii) impede, frustrate, interfere with, delay, postpone or adversely affect the Merger and the other transactions contemplated by the Merger Agreement.

In addition, pursuant to the Voting Agreement, if we enter into a definitive agreement with respect to a superior proposal that will result in the Preferred Stock’s being redeemed in accordance with its terms, among other conditions, the Sponsor Entities have agreed to vote their shares in favor of such superior proposal. The Sponsor Entities have also agreed to refrain from exercising their rights with respect to control of our board of directors until the Voting Agreement is terminated according to its terms.

Finally, pursuant to the Voting Agreement, the Sponsor Entities have agreed, if requested to do so by our board of directors or the Special Committee, to explore in good faith the possibility of working with any third parties regarding alternative acquisition proposals to the extent we are permitted to do so under the Merger Agreement, including by reviewing and responding to proposals and taking part in meetings and negotiations with respect thereto, and have represented that they are not subject to any agreement that would prevent them from doing so. The Voting Agreement will terminate at the effective time of the Merger or, if earlier, the date of the termination of the Merger Agreement, unless there is a superior proposal, in which case the termination will occur upon the earliest of (i) the consummation of the superior proposal, (ii) the termination of the definitive agreement reflecting the superior proposal in accordance with its terms, and (iii) the date that is five months after the termination of the Merger Agreement by us in order to pursue a superior proposal.

We will be entitled to specific performance of the terms of the Voting Agreement, including an injunction or injunctions, restraining order, or such other equitable relief as a court of competent jurisdiction may deem necessary or appropriate to enforce specifically the terms and provisions of the Voting Agreement. The Voting Agreement is governed by Delaware law and is subject to the jurisdiction of the Delaware Court of Chancery.

Private Placement Transactions

On May 2, 2016, we completed the sale of 52,000 shares of our Series A Preferred Stock to the Sponsor Entities (the “Series A Financing”) for a purchase price of $1,000 per share, for an aggregate purchase price of $52 million pursuant to an Investment Agreement, dated March 11, 2016, as amended, by and among the Company and the Sponsor Entities. The Series A Preferred Stock issued in the Series A Financing was authorized pursuant to a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Connecture, Inc. that we filed with the Secretary of State of the State of Delaware on April 29, 2016. Prior to the Series A Financing, the FP Investors did not have an ownership interest in the Company. Chrysalis, which also participated in the Series A Financing, was an existing investor of the Company prior to the Series A Financing.

On March 10, 2017, we completed the sale of 17,500 shares of our Series B Preferred Stock to the Sponsor Entities (the “Series B Financing”) for a purchase price of $1,000 per share, for an aggregate purchase price of $17,500,000, pursuant to an Investment Agreement, dated March 10, 2017, as amended, by and among the Company and the Sponsor Entities. The Series B Preferred Stock issued in the Series B Financing was authorized pursuant to a Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Connecture, Inc. that we filed with the Secretary of State of the State of Delaware on March 10, 2017. We refer to the Series A Financing, the Series B Financing, and the transactions contemplated thereby collectively as the “Private Placement Transactions.”

Holders of our Series A Preferred Stock are entitled to a cumulative dividend at the rate of 7.5% per annum (subject to adjustment), payable quarterly in arrears. The dividends are to be paid in-kind, through an increase in the number of shares of common stock into which shares of Series A Preferred Stock are convertible, through at least May 2, 2018, and thereafter in cash or in-kind at our option. Upon the occurrence of certain events, the dividend rate will increase. Holders of our Series B Preferred Stock are entitled to a cumulative dividend at the

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rate of 15% per annum (subject to adjustment), payable quarterly in arrears. The dividends are to be paid in kind, through an increase in the number of shares of common stock into which shares of Series B Preferred Stock are convertible, through at least March 10, 2019, and thereafter in cash or in kind at our option. Upon the occurrence of certain events, the dividend rate will increase.

Each share of Series A Preferred Stock is convertible into a number of shares of Common Stock equal to (i) the sum of (a) the stated value per share of Series A Preferred Stock (initially $1,000 per share and subsequently increased by the payment of in-kind dividends), plus (b) all accrued and unpaid dividends thereon up to but not including the conversion date, divided by (ii) the conversion price of the Series A Preferred Stock at such time (which initially was $4.50 per share, subject to customary anti-dilution adjustments, and was subsequently adjusted to $3.96 as a result of the Series B Financing). Each share of Series B Preferred Stock is convertible into a number of Series B Conversion Shares equal to (i) the sum of (a) the stated value per share of Series B Preferred Stock (initially $1,000 per share and subsequently increased by the payment of in-kind dividends), plus (b) all accrued and unpaid dividends thereon up to but not including the conversion date, divided by (ii) the conversion price of the common stock at such time (which initially is $1.91 per share, subject to customary anti-dilution adjustments). As of March 27, 2018, the Series A Preferred Stock and Series B Preferred Stock were convertible into 15,125,711 and 10,694,902 shares of Common Stock, respectively.

We filed a registration statement on Form S-3 to register for resale the shares of Series A Preferred Stock that was declared effective by the SEC on September 23, 2016, and a second registration statement on Form S-3 to register for resale the shares of Series B Preferred Stock that was declared effective by the SEC on June 1, 2017.

The certificates of designations, preferences and rights of the Series A Preferred Stock and the Series B Preferred Stock contain certain redemption and other rights that are triggered by certain fundamental changes with respect to the Company, including the Merger. In addition, the separate consent, which may be in writing, of the Series A Preferred Stock and the Series B Preferred Stock is required to make certain amendments to the certificate of incorporation of the Company that affect the Series A Preferred Stock or the Series B Preferred Stock, respectively. The Sponsor Entities have indicated that they will waive the treatment of the Merger as a “fundamental change” under the certificates of designation and agree to the amendment of the Company’s certificate of incorporation in connection with the Merger, to the extent necessary to consummate the Merger.

In connection with the closing of the Series A Financing, we entered into an Investor Rights Agreement with the Sponsor Entities (the “Series A Rights Agreement”), which granted the Sponsor Entities certain registration rights with respect to the Series A Preferred Stock and the common stock issuable upon conversion of the Series A Preferred Stock (the “Series A Registrable Securities”), along with certain rights related to the composition of the Board of Directors.

In connection with the closing of the Series B Financing, we entered into an Investor Rights Agreement with the Sponsor Entities (the “Series B Rights Agreement”), granting the Sponsor Entities certain registration rights with respect to the Series B Preferred Stock and the common stock issuable upon conversion of the Series B Preferred Stock (the “Series B Registrable Securities”).

The Series B Rights Agreement also provides that for so long as the FP Investors own at least 10% of the aggregate shares of Series B Preferred Stock, Series A Preferred Stock and Common Stock that it held as of the Closing, it can (i) for so long as it holds at least 5% of the aggregate outstanding securities of the Company (on an as-converted basis) designate a proportionate share of the Board of Directors based upon its percentage ownership of the Company’s outstanding securities on an as-converted basis, rounded up to the nearest whole director, which designees will be entitled to serve on each committee of the Board of Directors, subject to applicable legal requirements, and (ii) if no director designated by the FP Investors is serving on the Board of Directors, designate one board observer.

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In connection with the FP Investors’ rights with respect to the designation of directors, a new committee of the Board (the “Investor Committee”) was formed as of the closing of the Series B Financing, which Investor Committee has the sole authority to effect the exercise of the FP Investors’ rights with respect to the designation of directors by increasing the size of the Board and appointing directors designated by the FP Investors to fill vacancies on the Board and committees thereof. Only directors designated by the FP Investors will serve on the Investor Committee, which currently consists of Ezra Perlman. In addition, as of the closing of the Series B Financing, the size of the Board was increased from seven to eight directors, with the eighth seat initially vacant and subsequently filled by Kraig McEwen upon designation by the FP Investors. The rights granted to the FP Investors with respect to the designation of directors supersede all similar prior rights granted to the FP Investors pursuant to the Series A Rights Agreement.

Concurrently with the execution and delivery of the Merger Agreement, the Sponsor Entities entered into the Voting Agreement with the Company. Pursuant to the Voting Agreement, the Sponsor Entities have agreed, unless the Board of Directors or the Special Committee has changed its recommendation that the stockholders adopt the Merger Agreement, to vote all shares of the Company’s capital stock owned by them in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby and against any other action or agreement not recommended by the Board of Directors that would reasonably be expected to (i) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, (i) result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled or (iii) impede, frustrate, interfere with, delay, postpone or adversely affect the Merger and the other transactions contemplated by the Merger Agreement.

In addition, pursuant to the Voting Agreement, if the Company enters into a definitive agreement with respect to a superior proposal that will result in the Preferred Stock being redeemed in accordance with its terms, among other conditions, the Sponsor Entities have agreed to vote their shares in favor of such superior proposal. The Sponsor Entities have also agreed to refrain from exercising their rights with respect to control of the Board of Directors until the Voting Agreement is terminated according to its terms.

Finally, pursuant to the Voting Agreement, the Sponsor Entities have agreed, if requested to do so by the Board of Directors or the Special Committee, to explore in good faith the possibility of working with any third parties regarding alternative acquisition proposals to the extent the Company is permitted to do so under the Merger Agreement, including by reviewing and responding to proposals and taking part in meetings and negotiations with respect thereto, and have represented that they are not subject to any agreement that would prevent them from doing so. The Voting Agreement will terminate at the effective time of the Merger or, if earlier, the date of the termination of the Merger Agreement, unless there is a superior proposal, in which case the termination will occur upon the earliest of (i) the consummation of the superior proposal, (ii) the termination of the definitive agreement reflecting the superior proposal in accordance with its terms, and (iii) the date that is five months after the termination of the Merger Agreement by the Company in order to pursue a superior proposal.

Humana Payments

David A. Jones, the chairman of our board of directors, is also on the board of directors of Humana, Inc. In fiscal 2016, we paid Humana approximately $0.6 million for health care premium payments. Under our arrangement with Humana, Inc., the premiums charged and benefits provided are comparable to those Humana extends to other non-affiliated customers. The payments to Humana did not continue in fiscal 2017.

Stock Options Granted to Executive Officers and Directors

We have granted stock options and restricted stock units to our executive officers. We have also granted stock options and restricted stock units to certain members of our board of directors. For more information regarding certain of these equity awards, see Item 11, “Executive Compensation—Summary Compensation Table” and “Executive Compensation—Compensation of Directors” in this Form 10-K.

99

Private Company Investors’ Rights Agreement

We are party to an investors’ rights agreement, as amended, with certain holders of our stockholders that were preferred stockholders prior to our initial public offering, which we refer to as our Private Company Investors’ Rights Agreement. The Private Company Investors’ Rights Agreement, as amended, grants such stockholders certain registration rights, which include demand registration rights, piggyback registration rights and short-form registration rights, with respect to shares of our common stock.

Employment Agreements

We have entered into employment agreements with certain of our executive officers. These employment agreements provide for severance payments upon termination of the executive in certain circumstances and acceleration of vesting of stock options upon the occurrence of a change in control. Please see Item 11, “Executive Compensation—Potential Payments upon Termination and Change in Control” elsewhere in this Form 10-K for a summary of the potential payments to our named executive officers upon the occurrence of a change in control.

Indemnification of Officers and Directors

As permitted by Delaware law, our amended and restated certificate of incorporation provides that, to the fullest extent permitted by Delaware law, no director will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director. Pursuant to Delaware law such protection would be not available for liability:

•	for any breach of a duty of loyalty to us or our stockholders;

•	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	for any transaction from which the director derived an improper benefit; or

•	for an act or omission for which the liability of a director is expressly provided by an applicable statute, including unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law.

Our amended and restated certificate of incorporation also provides that if Delaware law is amended after the approval by our stockholders of the amended and restated certificate of incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law. In addition, our amended and restated bylaws provide that we are required to advance expenses to our directors and officers as incurred in connection with legal proceedings against them for which they may be indemnified and that the rights conferred in the amended and restated bylaws are not exclusive.

We have entered into indemnity agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and officer to the fullest extent permitted by Delaware law and our amended and restated certificate of incorporation and bylaws for expenses such as, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action by or in our right, arising out of the person’s services as our director or executive officer or as the director or executive officer of any subsidiary of ours or any other company or enterprise to which the person provides services at our request. We also maintain directors’ and officers’ liability insurance.

Director Independence

For purposes of the determination of independence of directors under Item 407(a) of Regulation S-K, our board of directors has adopted the definition of independence as set forth in the continued listing standards of the

100

Nasdaq Stock Market as its standard for assessing independence (the “Nasdaq Listing Rules”). Our board of directors has determined that each of Messrs. Ansay, Kusserow and Thomas and Ms. Capps is an “independent director” for purposes of the Nasdaq Listing Rules as the term relates to membership on the board of directors.

The definition of independence under the Nasdaq Listing Rules includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his or her family members, has engaged in various types of business dealings with us. In addition, as further required by the Nasdaq Listing Rules, our board has made a subjective determination as to each independent director that no material relationships exist that, in the opinion of our board, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board reviewed and discussed information provided by the directors in questionnaires with questions tailored to the Nasdaq Listing Rules with regard to each director’s business and personal activities as they may relate to us and our management.

During its independence review, our board of directors considered that Mr. Ansay is an officer, part-owner and board member of Ansay & Associates, LLC, an independent insurance agency that in June 2014 entered into an agreement with us pursuant to which Ansay & Associates licensed certain of our products in the ordinary course of business through the 2016 termination of the agreement. Our board of directors determined that this relationship does not impair Mr. Ansay’s independence or result in a material relationship with us that could compromise Mr. Ansay’s ability to exercise independent judgment in carrying out his responsibilities because the agreement was entered into in the ordinary course of business for both Ansay & Associates and us, and the fees we received under the agreement do not otherwise require disclosure pursuant to Item 404(a) of Regulation S-K or otherwise impair Mr. Ansay’s independence under the Nasdaq Listing Rules.

Item 14.	Principal Accounting Fees and Services

The following table sets forth the aggregate fees billed by Deloitte & Touche LLP (“Deloitte”), our independent registered public accounting firm, for the fiscal years ended December 31, 2017 and 2016:

	Fiscal 2017	Fiscal 2016
Audit fees (1)	$708,000	$662,000
Audit-related fees (2)	10,000	83,000
Tax fees (3)	93,000	69,000
All other fees (4)	—	—

Total fees	$811,000	$814,000

(1)	Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements, the review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”
(3)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and acquisitions.
(4)	All other fees consist of fees for products and services other than the services reported above.

Policy on Audit Committee Pre-approval of Audit and Non-Audit Services Performed by Independent Registered Public Accounting Firm

The audit committee has determined that all services performed by Deloitte are compatible with maintaining the independence of Deloitte. The audit committee’s policy is to pre-approve all audit and permissible non-audit

101

services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Unless the specific service has been pre-approved with respect to that year, the audit committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The audit committee has pre-approved all services since the pre-approved policy was adopted. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval process.

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PART IV

Item 15.	Exhibits and Financial Statement Schedules

(a) Documents Filed with Report

(1) Consolidated Financial Statements

(2) Financial Statement Schedule

Schedule II—Valuation and Qualifying Accounts	F-27

(b) Exhibits.

The information required by this Item is set forth on the exhibit index that follows the signature page of this Annual Report on Form 10-K.

Item 16.	Form 10-K Summary

None.

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EXHIBIT INDEX

Exhibit Number	Description	Incorporated by Reference
		Form	File No.	Exhibit	Filing Date
2.1	Agreement and Plan of Merger, dated January 14, 2013, by and among the Registrant, DRX Acquisition Co., DestinationRx, Inc. and the principal stockholders named therein	S-1	333-199484	2.1	October 20, 2014

2.2	Stock Purchase Agreement, dated February 16, 2011, by and among the Registrant, Patrick Downend and Aaron Downend	S-1	333-199484	2.2	October 20, 2014

2.3	Exchange Agreement, dated August 3, 2012, by and among the Registrant and the stockholders party thereto.	S-1	333-199484	2.3	October 20, 2014

2.4	Agreement and Plan of Merger, dated June 7, 2016, by and among ConnectedHealth, LLC, Connecture, Inc., Speed Merger Sub, Inc., the Principal Equityholders, and Shareholder Representative Services, LLC	8-K	001-36778	2.1	June 9, 2016

2.5	Agreement and Plan of Merger, dated January 4, 2018, by and among the Registrant, FP Healthcare Holdings, Inc. and FP Merger Sub Corporation	8-K	001-36778	2.1	January 4, 2018

3.1.1	Sixth Amended and Restated Certificate of Incorporation, dated December 16, 2014	10-K	001-36778	3.1	March 25, 2015

3.1.2	Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock	8-K	001-36778	3.1	May 4, 2016

3.1.3	Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock	8-K	001-36778	3.1	March 14, 2017

3.2	Amended and Restated Bylaws of the Registrant	S-1/A	333-199484	3.4	November 10, 2014

4.1.1	Investor Rights Agreement, dated August 3, 2012	S-1	333-199484	4.1	October 20, 2014

4.1.2	First Amendment to Investor Rights Agreement, dated November 6, 2014	S-1/A	333-199484	4.1.1	November 10, 2014

4.2	Investor Rights Agreement, dated as of May 2, 2016, by and among the Registrant and Francisco Partners IV, L.P., Francisco Partners IV-A, L.P. and Chrysalis Ventures II, L.P.	8-K	001-36778	4.1	May 4, 2016

4.3	Investor Rights Agreement dated March 10, 2017, by and among the Registrant and Francisco Partners IV, L.P., Francisco Partners IV-A, L.P. and Chrysalis Ventures II, L.P.	8-K	001-36778	4.1	March 14, 2017

10.1	Form of Indemnification Agreement for directors and officers	S-1/A	333-199484	10.1	November 26, 2014

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Exhibit Number	Description	Incorporated by Reference
		Form	File No.	Exhibit	Filing Date
10.2†	2010 Stock Plan, as amended, and form of agreement thereunder	S-1	333-199484	10.2	October 20, 2014

10.3.1†	2014 Equity Incentive Plan, as amended, and forms of agreement thereunder	8-K	001-36778	10.1	September 26, 2016

10.3.2†	Form of Restricted Stock Units Agreements under the Registrant’s 2014 Equity Incentive Plan	10-K	001-36778	10.3.2	March 25, 2015

10.4†	2014 Employee Stock Purchase Plan	S-1/A	333-199484	10.14	November 26, 2014

10.5.1	Investment Agreement, dated as of March 11, 2016, by and among the Registrant and Francisco Partners IV, L.P., Francisco Partners IV-A, L.P. and Chrysalis Ventures II, L.P.	8-K	001-36778	10.1	March 14, 2016

10.5.2	Amendment No. 1 to Investment Agreement, dated as of May 2, 2016, by and among the Registrant and Francisco Partners IV, L.P., Francisco Partners IV-A, L.P. and Chrysalis Ventures II, L.P.	8-K	001-36778	10.1	May 4, 2016

10.6	Investment Agreement, dated as of March 10, 2017, by and among the Registrant and Francisco Partners IV, L.P., Francisco Partners IV-A, L.P. and Chrysalis Ventures II, L.P.	8-K	001-36778	10.1	March 14, 2017

10.7	Voting and Support Agreement by and among the Registrant, Francisco Partners IV, L.P., Francisco IV-A, L.P. and Chrysalis Ventures II, L.P., dated January 4, 2018	8-K	001-36778	99.1	January 4, 2018

10.8.1**	Amended and Restated Credit Agreement, dated June 8, 2016, by and among Wells Fargo Bank, National Association, as administrative agent for the lenders named therein, the Registrant and DestinationRx, Inc.	10-Q	001-36778	10.2	August 9, 2016

10.8.2	Amendment No. 1 to Amended and Restated Credit Agreement, dated November 4, 2016	10-Q	001-36778	10.1	November 9, 2016

10.8.3	Amendment No. 2 to Amended and Restated Credit Agreement, dated March 10, 2017	8-K	001-36778	10.2	March 14, 2017

10.8.4	Amendment No. 3 to Amended and Restated Credit Agreement, dated January 4, 2018	8-K	001-36778	10.1	January 4, 2018

10.8.5*	Limited Waiver to Credit Agreement, dated March 29, 2018, among Wells Fargo Bank, National Association, as Agent for the Lenders, the Registrant and DestinationRx, Inc.

105

Exhibit Number	Description	Incorporated by Reference
		Form	File No.	Exhibit	Filing Date
10.9.1	Guaranty and Security Agreement, dated January 15, 2013, by and among Wells Fargo Bank, National Association, as administrative agent for the lenders named therein, the Registrant and DestinationRx, Inc.	S-1	333-199484	10.3.7	October 20, 2014

10.9.2	Trademark Security Agreement, dated January 15, 2013, by and among Wells Fargo Bank, National Association, as administrative agent for the lenders named therein, the Registrant and DestinationRx, Inc.	S-1	333-199484	10.3.8	October 20, 2014

10.9.3	Patent Security Agreement, dated January 15, 2013, by and among Wells Fargo Bank, National Association, as administrative agent for the lenders named therein, the Registrant and DestinationRx, Inc.	S-1	333-199484	10.3.9	October 20, 2014

10.9.4	Copyright Security Agreement, dated January 15, 2013, by and among Wells Fargo Bank, National Association, as administrative agent for the lenders named therein, the Registrant and DestinationRx, Inc.	S-1	333-199484	10.3.10	October 20, 2014

10.10.1	Lease Agreement, dated May 10, 2012, by and among CORE Realty Holdings Management, Inc. and the Registrant	S-1	333-199484	10.7.1	October 20, 2014

10.10.2	First Amendment to Lease Agreement, dated January 31, 2013, by and among CORE Realty Holdings Management, Inc. and the Registrant	S-1	333-199484	10.7.2	October 20, 2014

10.10.3	Second Amendment to Lease Agreement, dated February 4, 2014, by and among CORE Realty Holdings Management, Inc. and the Registrant	S-1	333-199484	10.7.3	October 20, 2014

10.11.1	Lease Agreement, dated September 30, 2013, by and among TR 55 Allen Plaza LLC and the Registrant	S-1	333-199484	10.8.1	October 20, 2014

10.11.2	First Amendment to Lease Agreement, dated December 31, 2013, by and among TR 55 Allen Plaza LLC and the Registrant	S-1	333-199484	10.8.2	October 20, 2014

10.12	Lease Agreement, dated November 1, 2011, by and among 600 Wilshire Property LLC and the Registrant	S-1	333-199484	10.9	October 20, 2014

10.13.1†	Employment Agreement, dated November 12, 2015, by and between the Registrant and Jeffery A. Surges	8-K	001-36778	10.1	November 12, 2015

10.13.2†	Separation Pay Agreement between the Registrant and Jeffery A. Surges, dated July 21, 2017	8-K	001-36778	10.3	July 21, 2017

106

Exhibit Number	Description	Incorporated by Reference
		Form	File No.	Exhibit	Filing Date
10.14.1†	Employment Agreement, dated January 1, 2017, by and between the Registrant and Vincent E. Estrada	8-K	001-36778	10.1	January 3, 2017

10.14.2†	Separation Pay Agreement between the Registrant and Vincent E. Estrada, dated July 21, 2017	8-K	001-36778	10.4	July 21, 2017

10.14.3†	Side Letter Regarding Employment Agreement Changes between the Registrant and Vincent E. Estrada, dated November 28, 2017	8-K	001-36778	10.2	December 4, 2017

10.15.1†	Bonus Agreement, dated December 31, 2014, by and among the Registrant and Mark E. Granville	S-1	333-199484	10.12.1	October 20, 2014

10.15.2†	Separation Pay Agreement, dated September 10, 2012, by and among the Registrant and Mark E. Granville	S-1	333-199484	10.12.2	October 20, 2014

10.15.3†	Letter Agreement, dated March 30, 2017, by and between the Registrant and Mark E. Granville	10-K	001-36778	10.18.3	March 31, 2017

10.16.1†	Independent Contractor Consulting Agreement between the Registrant and Kraig J. McEwen, dated May 10, 2017	8-K	001-46778	10.1	May 12, 2017

10.17†	Retention Compensation Plan	8-K	001-36778	10.1	July 21, 2017

10.18.1†	Form of Bonus Agreement (Principal Executive Officer and Principal Financial Officer)	8-K	001-36778	10.2.1	July 21, 2017

10.18.2†	Form of Bonus Agreement (All Other Participants)	8-K	001-36778	10.2.2	July 21, 2017

10.19†	Employment Agreement between the Registrant and Brian D. Lindstrom	8-K	001-36778	10.1	December 4, 2017

21.1	List of Subsidiaries of the Registrant	10-Q	001-36778	21.1	August 9, 2016

23.1*	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, relating to the Registrant

24.1*	Power of Attorney (see page 87 to this Annual Report on Form 10-K)

31.1*	Certification of Principal Executive Officer Required Under Rule 13a-14(a) and 15d-14(a) of the Securities Exchange Act of 1934, as amended

31.2*	Certification of Principal Financial Officer Required Under Rule 13a-14(a) and 15d-14(a) of the Securities Exchange Act of 1934, as amended

107

Exhibit Number	Description	Incorporated by Reference
		Form	File No.	Exhibit	Filing Date
32.1#	Certification of Chief Executive Officer Required Under Rule 13a-14(a) and 15d-14(a) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. § 1350 as adopted pursuant to Section 906 of the Sarbanes–Oxley Act of 2002

32.2#	Certification of Chief Financial Officer Required Under Rule 13a-14(a) and 15d-14(a) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. § 1350 as adopted pursuant to Section 906 of the Sarbanes–Oxley Act of 2002

101.INS	XBRL Taxonomy Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

†	Management contract, compensatory plan or arrangement
*	Filed herewith
#	Furnished herewith
**	Portions of this agreement have been redacted pursuant to a request for confidential treatment that was granted by the Securities and Exchange Commission.

108

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 2, 2018

CONNECTURE, INC.

By:	/s/ Jeffery A. Surges
Jeffery A. Surges
Chief Executive Officer

109

SIGNATURES AND POWER OF ATTORNEY

Each person whose individual signature appears below hereby authorizes and appoints Jeffery A. Surges and Brian D. Lindstrom, and each of them, with full power of substitution and resubstitution and full power to act without the other, as his or her true and lawful attorney-in-fact and agent to act in his or her name, place and stead and to execute in the name and on behalf of each person, individually and in each capacity stated below, and to file any and all amendments to this Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing, ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated.

Signature	Title	Date

/s/ Jeffery A. Surges Jeffery A. Surges	President and Chief Executive Officer (Principal Executive Officer) and Director	April 2, 2018

/s/ Brian D. Lindstrom Brian D. Lindstrom	Chief Financial Officer (Principal Financial and Accounting Officer)	April 2, 2018

/s/ David A. Jones, Jr. David A. Jones, Jr.	Chairman of the Board of Directors	April 2, 2018

/s/ A. John Ansay A. John Ansay	Director	April 2, 2018

/s/ Vickie L. Capps Vickie L. Capps	Director	April 2, 2018

/s/ Paul Kusserow Paul Kusserow	Director	April 2, 2018

/s/ Kraig McEwen Kraig McEwen	Director	April 2, 2018

/s/ Ezra Perlman Ezra Perlman	Director	April 2, 2018

/s/ Russell S. Thomas Russell S. Thomas	Director	April 2, 2018

110

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and the Board of Directors of Connecture, Inc. and subsidiaries

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Connecture, Inc. and subsidiaries (the “Company”) as of December 31, 2017 and 2016, the related consolidated statements of operations and comprehensive loss, stockholders’ deficit, and cash flows, for each of the three years in the period ended December 31, 2017, and the related notes and the schedule listed in the Index at Item 15 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the consolidated financial statements, the Company currently projects that it will not comply with certain covenants of its Senior Credit Facility during the twelve-month period following issuance of these financial statements and may not have sufficient funds to repay such loans, which could become immediately due and payable in the event of default of the covenants. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Milwaukee, Wisconsin
April 2, 2018

We have served as the Company’s auditor since 2013.

CONNECTURE, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2017 and 2016

(In thousands, except share and per share information)

	2017	2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$7,743	$6,208
Accounts receivable	11,094	8,390
Prepaid expenses and other current assets	1,033	1,153

Total current assets	19,870	15,751
PROPERTY AND EQUIPMENT — Net	1,079	1,957
GOODWILL	30,872	31,072
OTHER INTANGIBLE ASSETS — Net	5,910	9,188
DEFERRED IMPLEMENTATION COSTS	24,264	23,257
OTHER ASSETS	1,083	1,263

TOTAL ASSETS	$83,078	$82,488

LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Accounts payable	$5,589	$7,387
Accrued payroll and related liabilities	4,598	4,945
Other liabilities	2,919	1,950
Current maturities of debt	32,616	578
Deferred revenue	28,830	31,606

Total current liabilities	74,552	46,466
DEFERRED REVENUE	8,840	9,310
DEFERRED TAX LIABILITY	23	23
LONG-TERM DEBT	—	31,944
OTHER LONG-TERM LIABILITIES	1,748	235

Total liabilities	85,163	87,978

COMMITMENTS AND CONTINGENCIES (Note 8)
REDEEMABLE PREFERRED STOCK—SERIES A	56,109	51,894

REDEEMABLE PREFERRED STOCK—SERIES B	19,031	—

STOCKHOLDERS’ DEFICIT:
Common stock, $0.001 par value, 75,000,000 shares authorized as of December 31, 2017 and December 31, 2016, and 23,080,978 and 22,524,655 shares issued and outstanding as of December 31, 2017 and December 31, 2016, respectively	23	23
Additional paid-in capital	97,723	101,985
Accumulated deficit	(174,649)	(159,105)
Treasury stock, at cost	(322)	(287)

Total stockholders’ deficit	(77,225)	(57,384)

TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT	$83,078	$82,488

The accompanying notes to the consolidated financial statements are an integral part of the statements.

CONNECTURE, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 and 2015

(In thousands, except share and per share information)

	2017	2016	2015
REVENUE	$76,746	$81,894	$95,847
COST OF REVENUE	47,062	56,895	50,670

GROSS MARGIN	29,684	24,999	45,177

OPERATING EXPENSES:
Research and development	16,679	22,297	22,718
Sales and marketing	9,356	10,410	9,507
General and administrative	15,378	13,162	14,439

Total operating expenses	41,413	45,869	46,664

LOSS FROM OPERATIONS	(11,729)	(20,870)	(1,487)
OTHER EXPENSES:
Interest expense	3,286	3,485	5,665
Other expense (income), net	509	2,239	140

Total other expenses	3,795	5,724	5,805

LOSS BEFORE INCOME TAXES	(15,524)	(26,594)	(7,292)
BENEFIT (PROVISION) FOR INCOME TAXES	(20)	60	(51)

NET LOSS	$(15,544)	$(26,534)	$(7,343)

COMPREHENSIVE LOSS	$(15,544)	$(26,534)	$(7,343)

NET LOSS PER COMMON SHARE:
Basic and diluted	$(0.96)	$(1.31)	$(0.34)

WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	22,791,178	22,275,256	21,813,407

The accompanying notes to the consolidated financial statements are an integral part of the statements.

CONNECTURE, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ DEFICIT FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 and 2015

(In thousands, except share and per share information)

	Common Stock		Additional Paid-In Capital	Treasury Stock, at Cost	Accumulated Deficit	Total Stockholders’ Deficit
	Shares	Amount
BALANCES — December 31, 2014	21,689,223	$22	$96,365	$—	$(125,228)	$(28,841)
Stock-based compensation expense			4,712			4,712
Exercise of stock options and issuance of other stock awards	424,283	—	469			469
Treasury stock acquired	(50,149)	—		(177)		(177)
Net loss					(7,343)	(7,343)

BALANCES — December 31, 2015	22,063,357	$22	$101,546	$(177)	$(132,571)	$(31,180)

Preferred stock dividends, Series A			(2,643)			(2,643)
Stock-based compensation expense			2,662			2,662
Exercise of stock options and issuance of other stock awards	512,489	1	420			421
Treasury stock acquired	(51,191)	—		(110)		(110)
Net loss					(26,534)	(26,534)

BALANCES — December 31, 2016	22,524,655	$23	$101,985	$(287)	$(159,105)	$(57,384)

Preferred stock dividends, Series A and Series B			(6,445)			(6,445)
Stock-based compensation expense			2,074			2,074
Exercise of stock options and issuance of other stock awards	596,279	—	109			109
Treasury stock acquired	(39,956)	—		(35)		(35)
Net loss					(15,544)	(15,544)

BALANCES — December 31, 2017	23,080,978	$23	$97,723	$(322)	$(174,649)	$(77,225)

The accompanying notes to the consolidated financial statements are an integral part of the statements.

CONNECTURE, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 and 2015

(Dollars in thousands)

	2017	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(15,544)	$(26,534)	$(7,343)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	4,403	4,601	5,043
Stock-based compensation expense	2,227	2,662	4,712
Interest accretion on financing obligations	102	489	921
Other financing fees and non-cash adjustments	656	2,063	49
Loss on facility lease termination	1,988	—	—
Impairment of goodwill	200	—	—
Impairment of property, plant and equipment	63	—	—
Change in operating assets and liabilities, net of acquisition:
Accounts receivable	(2,704)	2,831	1,291
Prepaid expenses and other assets	14	(546)	757
Deferred implementation costs	(1,007)	1,308	(13)
Accounts payable	(1,797)	263	1,856
Accrued expenses and other liabilities	25	623	(2,306)
Deferred revenue	(3,246)	(12,229)	(21,159)

Net cash used in operating activities	(14,620)	(24,469)	(16,192)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(314)	(999)	(1,317)
Business acquisition, net of cash acquired	82	(4,683)	—

Net cash used in investing activities	(232)	(5,682)	(1,317)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving line of credit	—	3,550	—
Repayments under revolving line of credit	—	(3,550)	(340)
Borrowings of term debt	—	16,156	—
Repayments of term debt	—	(33,337)	(4,025)
Payment of financing fees	(457)	(1,372)	(103)
Payment of capital lease obligations	(31)	(74)	(418)
Proceeds from initial public offering, net of issuance costs	—	—	(725)
Proceeds from preferred stock, net	16,801	49,251	—
Other	74	311	292

Net cash provided by (used in) financing activities	16,387	30,935	(5,319)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,535	784	(22,828)
CASH AND CASH EQUIVALENTS — Beginning of period	6,208	5,424	28,252

CASH AND CASH EQUIVALENTS — End of period	$7,743	$6,208	$5,424

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$3,171	$3,363	$5,721

Cash (received) paid for income taxes	$9	$(15)	$15

Non-cash investing and financing activities:
Purchase of property and equipment in accounts payable	$3	$4	$—

Accrued preferred stock dividends	$6,445	$2,643	$—

The accompanying notes to the consolidated financial statements are an integral part of the statements.

CONNECTURE, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 and 2015

(Dollars in thousands, except share and per share information)

1. DESCRIPTION OF BUSINESS

Description of Business—Connecture, Inc. and its subsidiaries, including DestinationRx, Inc., or DRX, RxHealth Insurance Agency, Inc., ConnectedHealth, LLC, and Insurix, Inc. (collectively, the “Company”), is a Delaware corporation. The Company is a web-based consumer shopping, enrollment and retention platform for health insurance distribution in the United States. The Company’s solutions offer a personalized health insurance shopping experience that recommends the best fit insurance plan based on an individual’s preferences, health status, preferred providers, medications and expected out-of-pocket costs. The Company’s customers are payers, brokers, government agencies, and web-based insurance marketplace operators, who distribute health and ancillary insurance. The Company’s solutions automate key functions in the insurance distribution process, allowing customers to price and present plan options accurately to consumers and efficiently enroll, renew and manage plan members.

On June 7, 2016, the Company acquired ConnectedHealth, LLC, a benefits technology company with a software and services platform that makes it easier for consumers and employees to shop for personalized insurance benefits online.

On January 4, 2018, the Company entered into a Merger Agreement, which is expected to result in the Company becoming privately held in 2018 (See Note 17).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation—The consolidated financial statements include the accounts of Connecture, Inc. and its wholly owned subsidiaries. All inter-company transactions and balances have been eliminated.

Use of Estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make extensive estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. We use estimates in accounting for revenue recognition, deferred implementation costs, goodwill impairment, share-based compensation, and acquisitions, among other items. Actual results could differ from those estimates.

Cash and Cash Equivalents—The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. Cash and cash equivalents are maintained at financial institutions and, at times, balances may exceed federally insured limits. The Company has never experienced any losses related to these balances. Amounts on deposit in excess of federally insured limits as of December 31, 2017 were $7,493.

Accounts Receivable and Allowance for Doubtful Accounts—The Company’s normal and customary terms for customer payment is 30 days. The outstanding accounts receivable can vary significantly based on timing of billing milestones, renewals and other factors. When necessary, the Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. The estimates are based on the composition of the accounts receivable aging, historical bad debts, changes in payment patterns, customer creditworthiness, and current economic trends. The Company writes off uncollectible receivables after all reasonable efforts are made to collect payment.

Property and Equipment—Property and equipment are stated at historical cost and depreciated using the straight-line method over the estimated useful lives of the assets, generally three to five years. Repairs and maintenance are charged to expense as incurred and major leasehold improvements are capitalized and amortized over the remaining term of the lease or their estimated useful lives, whichever is shorter. The Company records a gain or loss on the disposal of property and equipment based on the difference between the proceeds received, if any, and the net book value of the assets disposed on the date of disposal.

Impairment of Long-Lived Assets—The Company evaluates its long-lived assets for potential impairment when impairment indicators exist. Potential impairment is assessed when there is evidence that events or changes in circumstances have occurred that indicate that the carrying amount of an asset may not be recovered. The Company had no material impairments during the years ended December 31, 2017, 2016 and 2015.

Intangible Assets—Intangible assets with definite lives are amortized using the straight-line method over their estimated useful lives, ranging from three to ten years. The carrying amount of intangible assets are reviewed whenever circumstances arise that indicate the carrying amount of an asset may not be recoverable. Recoverability of intangible assets is compared to the undiscounted future cash flows the assets are expected to generate. If the asset is considered to be impaired, the carrying value is compared to the fair value and this difference is recognized as an impairment loss. The Company had no impairments of intangible assets during the years ended December 31, 2017, 2016 and 2015.

Goodwill—Goodwill represents the excess of purchase price over the fair value of identifiable net assets acquired and liabilities assumed in a business combination. Goodwill is tested annually, as of October 31, for impairment at a reporting unit level.

The Company evaluates goodwill for impairment on an annual basis, or more frequently if an event or circumstance changes that would indicate that goodwill might be impaired. These events or circumstances would include a significant change in the business climate, legal factors, operating performance indicators, competition, sale or disposition of a significant portion of the business, or other factors.

Financial Instruments and Concentration of Credit Risk—The estimated fair values of the Company’s financial instruments, which include cash equivalents, accounts receivable and accounts payable, approximate their carrying values due to the short-term nature of these instruments.

Financial instruments that potentially subject the Company to concentrations of credit risk are principally cash and cash equivalents and accounts receivable. The Company’s credit risk is managed by investing its cash and cash equivalents in high quality money market instruments with established financial institutions. Concentrations of credit risk related to accounts receivable are limited to several customers to whom the Company makes substantial sales.

The Company has not experienced any material losses related to receivables from individual customers, geographic regions or groups of customers. As of and for the year ended December 31, 2017, the Company had the following customers that accounted for 10% or more of total revenue and/or total accounts receivable:

	2017
Customers	Revenue	Accounts Receivable
A	17.8%	27.6%

Advertising Costs—Advertising costs are expensed as incurred. Advertising costs for the years ended December 31, 2017, 2016 and 2015, were $313, $486 and $502, respectively.

Fair Value Measurements—Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820, “Fair Value Measurements”, establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that inputs that are most observable be used when available. Observable inputs are inputs that market participants operating within the same marketplace as the Company would use in pricing the Company’s asset or liability based on independently derived and objectively determinable market data. Unobservable inputs are inputs that cannot be sourced from a broad active market in which assets or liabilities identical or similar to those of the Company are traded. The input hierarchy is broken down into three levels based on the degree to which the exit price is independently observable or determinable as follows:

Level 1—Valuation based on quoted market prices in active markets for identical assets or liabilities. Since valuations are based on quoted prices that are readily and regularly available in an active market, they do not entail a significant degree of judgment. The Company has no Level 1 financial instrument assets or liabilities.

Level 2—Valuation based on quoted market prices of investments that are not actively traded or for which certain significant inputs are not observable, either directly or indirectly, such as municipal bonds. The Company has no Level 2 financial instrument assets or liabilities.

Level 3—Valuation based on inputs that are unobservable and reflect management’s best estimate of what market participants would use as fair value.

Revenue Recognition—The Company’s revenue is derived from four sources: (a) the sales of implementation and ongoing support of the Company’s software automation solutions; (b) fees from brokers for the right to access our multi-payer quoting platform; (c) a government cost-plus-fixed-fee contract; and (d) commissions. In all contractual arrangements, the Company determines whether persuasive evidence of an arrangement exists, services have been rendered, the fee is fixed or determinable and collection is probable. If any of these criteria are not met, the Company does not recognize revenue until all of the criteria are met.

a) Software Automation Solutions Fees

Contractual terms for the delivery and ongoing support of the Company’s software automation solutions generally consist of multiple components including: (a) software license fees (non-hosted arrangements), (b) software usage fees, (c) software maintenance fees, (d) professional services fees, (e) hosting fees and (f) production support fees.

Software license fees represent amounts paid for the right to use the solution. Software usage fees represent amounts paid to cover only a specific period of time, after which usage and access rights expire. Software maintenance fees typically accompany software license fees and represent amounts paid for the right to receive commercially available updates and upgrades to the solution. Professional services fees represent amounts charged for services performed in connection with the configuration, integration and implementation of the solutions in accordance with customer specifications. Hosting fees represent fees related to post implementation hosting and monitoring of the solution. Production support fees are charged for the ongoing rate, benefits and related content management of the platform.

The Company’s contracts with its customers typically bundle multiple services and are generally priced on a fixed fee basis. The term over which the Company is committed to deliver these services can range from several months to several years.

Nearly all of the Company’s software automation solution services sold in the Enterprise/Commercial, Medicare, and Private Exchange segments are arrangements in which the Company hosts the web-based software automation solution and the customer pays a fee for access to and usage of the web-based software. The ownership of the technology and rights to the related code of such hosted web-based software remain with the Company and a customer has no contractual right to take possession of the software and run it on its own hardware platform. These arrangements are referred to as hosted arrangements and are accounted for as software-as-a-service under ASC 605, Revenue Recognition. A small percentage of the Company’s software automation solutions, previously sold in the Enterprise/State segment, were arrangements in which the software was not hosted on the Company’s infrastructure. These arrangements included the licensed use of the software and were subject to accounting under ASC 985, Software Revenue Recognition. The last remaining arrangement ended in 2017 when the customer elected not to renew their contract.

For all arrangements (whether hosted or non-hosted) that include multiple elements, the Company evaluates each element in an arrangement to determine whether it represents a separate unit of accounting. An element constitutes a separate unit of accounting when the delivered item has standalone value and delivery of the undelivered element is probable. Elements generally include implementation services, software licensing or usage fees and maintenance or other services.

Accounting guidance for multiple element arrangements containing hosted software provide a hierarchy to use when determining the relative selling price for each unit of accounting. Vendor-specific objective evidence (VSOE) of selling price, based on the price at which the item is regularly sold by the vendor on a standalone basis, should be used if it exists. If VSOE of selling price is not available, third-party evidence of selling price is used to establish the selling price if it exists. If VSOE and third-party evidence do not exist, the Company allocates the arrangement fee to the separate units of accounting based on its best estimate of selling price.

For hosted arrangements with multiple elements that are separate units of accounting, VSOE and third- party evidence do not currently exist and accordingly, the Company allocates the arrangement fee to the separate units of accounting based on management’s best estimate of selling price. The Company determines its best estimate of selling price for services based on its overall pricing objectives, taking into consideration market conditions and customer-specific factors and by reviewing historical data related to sales of the Company’s services.

Hosted arrangement revenue is recognized as follows by revenue element:

•	Software usage fees and hosting fees—Recognized ratably over the longer of the customer contract or estimated period of customer benefit based on facts and circumstances of each relationship.

•	Professional services for new customer software solution implementation—Initially deferred and recognized ratably from completion of implementation through the longer of the customer contract or estimated period of customer benefit based on facts and circumstances of each relationship.

•	Professional services to existing customers—Initially deferred and then recognized in the period services are completed.

•	Production support fees—Recognized as the work is performed consistent with the contractual terms of the production support.

Multiple deliverable arrangements accounting guidance for non-hosted arrangements provide an allocation of revenue to the separate elements based upon VSOE. For the majority of the Company’s non-hosted arrangements, whereby the customers take possession of the software, have not sold the various deliverables separately and have therefore not established VSOE. As a result, the contractual consideration for a delivered element for the non-hosted arrangements generally does not qualify as a separate unit of accounting as VSOE does not currently exist for any element of the Company’s non-hosted arrangements.

Accordingly, the delivered elements are combined with the other consideration for the remaining undelivered elements as a single unit of accounting. Revenue for non-hosted arrangements is recognized once all elements are delivered over the longer of the customer contract or estimated period of customer benefit. As of December 31, 2017, all of the Company’s non-hosted Enterprise/State contracts have either expired or terminated and the Company is providing transition services to one remaining Enterprise/State customer.

b) Broker Multi-Payer Quoting Platform Fees

The Company provides an online quoting platform service to insurance brokers through its Private Exchange segment. The Company charges the brokers a monthly fee for access to the service. Revenue from the access fees is recognized in the period that the service is provided.

c) Government Cost-Plus-Fixed-Fee

The Company used a percentage-of-completion method of accounting for its federal government contract in its Medicare segment prior to the fourth quarter of 2015. Under percentage-of-completion, the costs incurred to date had been compared to total estimated project costs and revenue was recognized in proportion to costs incurred. In the fourth quarter of 2015, the contract was renewed as a fixed fee contract and is accounted for as a multiple element arrangement.

d) Commissions

Within the Private Exchange segment, the Company earns commissions on annual employee enrollments in which the Company’s health plan network and software solutions are used in connection with each enrollment. Commissions are recorded in the period the enrollment is completed.

Cost of Revenue—Cost of revenue primarily consists of employee compensation and benefits, professional services costs and depreciation and amortization of assets directly associated with generating revenue. In addition, the Company allocates a portion of overhead, such as rent, facility depreciation and utilities, to cost of revenue based on employee salary.

Deferred Implementation Costs—The Company’s accounting policy is to capitalize direct, incremental employee labor and fringe benefits along with third-party independent contractor costs related to implementing new customer software solutions, to the extent that they are deemed recoverable. Deferred implementation costs as of December 31, 2017, and 2016 are $24,264 and $23,257, respectively, with the increases for new customer implementations, offset by current period amortization on installed customer solutions. Deferred implementation costs are amortized over the respective term of the customer arrangement consistent with the recognition of deferred revenue.

Stock-Based Compensation—The Company applies a fair-value based measurement method in accounting for stock-based payment transactions. Compensation cost is determined based on the grant-date fair value for stock options and performance-based restricted stock units and the grant-date closing market value for time-vested restricted stock units. Compensation cost is amortized on a straight-line basis over the vesting period for time-based awards and over the derived service period for performance-based restricted stock units.

Preferred Stock Dividends—Given the Company’s accumulated deficit, the Company’s accounting policy is to record the mandatorily payable dividends as a reduction of additional paid-in capital (APIC) with the offset as an increase to redeemable preferred stock on the consolidated balance sheets.

Comprehensive Loss—The Company’s net loss equals comprehensive loss for the years ending December 31, 2017, 2016 and 2015.

Income Taxes—Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that the change becomes enacted. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized. The Company’s policy for recording interest and penalties associated with uncertain tax positions is to record such items in income tax expense.

Basic and Diluted Net Loss Per Common Share— The Company uses the two-class method to compute net earnings per common share because the Company has issued securities, other than common stock, that contractually entitle the holders to participate in dividends and earnings of the Company. The two-class method requires earnings for the period to be allocated between common stock and participating securities based upon their respective rights to receive distributed and undistributed earnings. Holders of the Company’s redeemable convertible preferred stock are entitled to participate in distributions, when and if declared by the Board of Directors that are made to common stockholders, and as a result are considered participating securities.

Under the two-class method, for periods with net income, basic net income per common share is computed by dividing the net income attributable to common stockholders by the weighted-average number of shares of common stock outstanding during the period. Net income attributable to common stockholders is computed by subtracting from net income the portion of current year earnings that the participating securities would have been entitled to receive pursuant to their dividend rights had all of the year’s earnings been distributed. No such adjustment to earnings is made during periods with a net loss, as the holders of the participating securities have no obligation to fund losses.

Due to net losses for the years ended December 31, 2017, 2016 and 2015, basic and diluted loss per share were the same, as the effect of potentially dilutive securities would have been anti-dilutive.

New Accounting Standards—In May 2014, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update, or ASU, No. 2014-09, Revenue from Contracts with Customers (Topic 606), that outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. The ASU is based on the principle that an entity should recognize revenue to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The ASU also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to fulfill a contract. Entities have the option of using either a full retrospective or a modified retrospective approach for the adoption of the new standard. Assuming the Company remains an emerging growth company (EGC), the ASU becomes effective for the Company in the fiscal year ended December 31, 2019; early adoption is permitted. The Company has established a team that is currently analyzing customer contracts and assessing the accounting and disclosure impacts this standard will have on its consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases, which amends the existing accounting standards for lease accounting, including requiring lessees to recognize most leases on their balance sheet. Assuming the Company remains an EGC through December 31, 2019, the provisions of this update are expected to be effective for the Company beginning in the first quarter of 2020. Early adoption of ASU 2016-02 is permitted. The new leases standard requires a modified retrospective transition approach for all leases existing at, or entered into after, the date of initial application, with an option to use certain transition relief. The Company is currently assessing the impact that this standard will have on its consolidated financial statements.

In March 2016, the FASB issued ASU No. 2016-09, Compensation – Stock Compensation, which simplifies several aspects of the accounting for stock compensation, including the accounting for income tax effects, forfeitures, statutory tax withholdings, and cash flow classifications. Assuming the Company remains an EGC through December 31, 2019, the provisions of this update are effective for the fiscal year ended December 31, 2018. Early adoption is permitted in any interim or annual period. The Company is currently assessing the impact that this standard will have on its consolidated financial statements.

In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows – Classification of Certain Cash Receipts and Cash Payments, which clarifies cash flow statement classifications to be used for debt prepayment and debt extinguishment costs, settlement of debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing, contingent consideration payments made after a business acquisition, proceeds from the settlement of insurance claims, and other cash flow transactions. Assuming the Company remains an EGC through December 31, 2019, the provisions of this update are effective for the fiscal year ended December 31, 2019 and interim periods thereafter. Early adoption is permitted in any interim or annual period. The Company is currently assessing the impact that this standard will have on its consolidated financial statements.

In January 2017, the FASB issued ASU No. 2017-04, Simplifying the Test for Goodwill Impairment, which eliminates Step 2 of the goodwill impairment test requiring a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. Additionally, the one-step impairment test will be applied to goodwill at all reporting units, even those with zero or negative carrying amounts. The provisions of this update are effective for annual and any interim impairment tests for periods beginning after December 15, 2019. Early adoption is permitted for any impairment tests performed after January 1, 2017. As the standard simplifies the goodwill impairment test, the Company adopted early for fiscal 2017 goodwill testing (See Note 7).

In July 2017, the FASB issued ASU No. 2017-11, Earnings per Share (Topic:260); Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815). This standard addresses narrow issues identified as a result of the complexities associated with applying GAAP for certain financial instruments with characteristics of liabilities and equity. Part I addresses the complexity of accounting for certain financial instruments with “down round” features. Part II addresses the difficulty of navigating Topic 480, Distinguishing Liabilities from Equity, because of the existence of pending content in the Accounting Standards Codification (“ASC”) that results from the indefinite deferral of accounting requirements concerning mandatory redeemable financial instruments of certain non-public entities and certain mandatorily redeemable non-controlling interests. Assuming the Company remains an EGC through December 31, 2019, the provisions of this update are effective for annual reporting periods beginning after December 15, 2019, with early adoption permitted. The Company is currently assessing the impact that this standard will have on its consolidated financial statements.

3. GOING CONCERN

The Company’s primary need for liquidity is to fund anticipated near-term operating losses and working capital requirements, capital expenditures and for general corporate purposes, including debt repayment. For the years ended December 31, 2017, 2016, and 2015, losses from operations were $11,729, $20,870, and $1,487, respectively, and cash used in operations was $14,620, $24,469, and $16,192, respectively. The Company has taken a number of actions from 2016 through the first quarter of 2018 to continue to support its operations.

As discussed in Note 10, in May 2016, the Company completed the issuance of a newly created Series A Convertible Preferred Stock (the “Series A Preferred Stock”) for an aggregate purchase price of $52,000. In addition, as discussed in Note 9, the Company completed a June 2016 amendment and extension of its existing senior credit facility resulting in the extension of the facility to June 8, 2021 and increased the term loan funding to $35,000 from approximately $20,000. The funds received from these actions were used to repay $30,000 of outstanding subordinated term loans, to fund working capital and for other general corporate purposes.

In the second half of 2016 and in 2017, the Company put a greater focus on overall profitability and aligning its cost structure with revenue and customer billings. The Company reduced its headcount to 320 at December 31, 2017, compared to 411 at December 31, 2015. The Company also consolidated the procurement of outside contract labor resources.

In addition, in March 2017, the Company completed the issuance of a newly created Series B Convertible Preferred Stock (the “Series B Preferred Stock”) for an aggregate purchase price of $17,500 less approximately $675 of transaction fees (see Note 10). The Company used $624 of the proceeds to repay the outstanding balance on the Company’s senior revolving credit facility, with the remainder of the net proceeds available for general corporate purposes.

In March 2017 and again in January 2018, the Company amended its senior credit facility (“Senior Credit Facility”) to, among other things, (i) defer scheduled Senior Term Loan principal repayments until the later of June 4, 2018 and the approved outside date of an alternative acquisition as contemplated under the Merger Agreement (the “Outside Date”), (ii) revise the EBITDA and Minimum Liquidity covenants, and (iii) increase the available revolving credit facility from $500 to $6,000 through the later of June 4, 2018 or the Outside Date (See Note 9). The Outside Date will be deemed to have occurred prior to the date set forth above upon (i) an event of default under the Senior Credit Facility, (ii) termination of the Merger Agreement under certain circumstances and (iii) the consummation of the Merger or alternative acquisition as contemplated under the Merger Agreement.

Finally, on January 4, 2018, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with FP Healthcare Holdings, Inc. (“Parent”), and FP Healthcare Merger Sub Corporation, a wholly owned subsidiary of Parent (“Merger Subsidiary”), providing for the merger of Merger Subsidiary with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The Merger, if consummated by June 4, 2018, will result in the Company becoming a privately held company reducing the ongoing public company expense. Additionally, the Parent sponsors have agreed to invest up to $15,000 of new capital and the Parent has secured a New Senior Credit Facility (“New Credit Facility”) that upon consummation of the Merger would provide the Company up to a $42,000 term loan and $5,000 line of credit. Although the Company believes the Merger and related equity and debt financing will likely of close and should provide the Company sufficient financing to meet its needs, successful completion of the Merger and financing are dependent on factors outside the Company’s control. As such, the Company cannot assure that the Merger and related refinancing will be effectively implemented within one year after the date that the consolidated financial statements are issued.

The Company’s historical operating results indicate conditions exist that raise uncertainty related to the Company’s ability to continue as a going concern. As discussed above, the Company has taken certain actions to mitigate the uncertainty raised by the Company’s historical operating results, however, the Senior Credit Facility contains a minimum adjusted EBITDA covenant for the twelve months ending March 31, 2018 of at least negative $3,000 and a minimum liquidity covenant of $1,500 at all times prior to the earlier of (a) the Merger date, (b) June 4, 2018, or (c) an acquisition termination event, and $15,000 at all times thereafter. Without considering the effects of Merger, the Company currently projects that it will not comply with certain covenants during the twelve-month period following issuance of these consolidated financial statements. If the Company is unable to meet or amend the Senior Credit Facility financial covenants, all of the Company’s scheduled senior indebtedness ($32,616 at December 31, 2017) could become immediately due and payable in the event of default. If the Company cannot generate sufficient additional liquidity through the proposed Merger described above or through additional support from the Company’s investor base, or some combination of other actions, the Company may not have sufficient funds to repay the debt. The conditions described above result in substantial doubt about the Company’s ability to continue as a going concern for the twelve-month period following the issuance of these consolidated financial statements.

4. NET LOSS PER COMMON SHARE

Diluted loss per common share is the same as basic loss per common share for all periods presented because the effects of potentially dilutive items were anti-dilutive given the Company’s net loss. The following common share equivalent securities have been excluded from the calculation of weighted-average common shares outstanding because the effect is anti-dilutive for the periods presented:

	Year Ended December 31
	2017	2016	2015
Anti-Dilutive Common Share Equivalents
Redeemable convertible preferred stock	22,042,755	7,888,440	—
Restricted Stock Units	—	1,047	53,454
Stock options	6,195	177,010	1,069,243

Total anti-dilutive common share equivalents	22,048,950	8,066,497	1,122,697

The increase in redeemable convertible preferred stock is directly attributable to the additional Series B issuance in March 2017 and the modification to the share conversion for the Series A issuance as a result of the Series B issuance (see Note 10).

Basic and diluted net loss per common share is calculated as follows:

	Year Ended December 31
	2017	2016	2015
Numerator:
Net loss	$(15,544)	$(26,534)	$(7,343)
Less: Preferred stock dividends	6,445	2,643	—

Net loss attributable to common stock	$(21,989)	$(29,177)	$(7,343)
Denominator:
Weighted-average common shares outstanding, basic and diluted	22,791,178	22,275,256	21,813,407

Net loss per common share, basic and diluted	$(0.96)	$(1.31)	$(0.34)

5. CONNECTEDHEALTH ACQUISITION

On June 7, 2016, the Company completed the acquisition of all equity units of ConnectedHealth, LLC (“ConnectedHealth”) for a cash purchase price of $4,601, net of cash acquired and a working capital adjustment, using available excess cash. ConnectedHealth is a benefits technology company with a software and services platform that makes it easier for consumers and employees to shop for personalized insurance benefits online. The Company completed the acquisition to acquire ConnectedHealth’s software technology.

The acquisition of ConnectedHealth was accounted for as a business combination in accordance with FASB ASC Topic 805, Business Combinations. Assets acquired and liabilities assumed were recorded at their fair value as of the acquisition date based on valuations using the income approach. The excess of purchase price over the estimated fair values of tangible assets, intangible assets and assumed liabilities was recorded as goodwill.

The allocation of the purchase price for ConnectedHealth as of December 31, 2016, is as follows:

Cash and cash equivalents	$25
Trade accounts receivable	428
Prepaid expenses and other current assets	31
Intangible assets	1,200
Goodwill	4,293
Other long-term assets	54
Accounts payable and other current liabilities	(1,225)
Other long-term liabilities	(180)

Total purchase price	$4,626

The goodwill is primarily attributable to synergies with the software and services that ConnectedHealth provides and the anticipated value of selling the Company’s software and services to ConnectedHealth’s existing client base. The goodwill and intangible assets have been assigned to the Private Exchange segment. The goodwill and intangible assets are deductible for income tax purposes.

Revenue attributable to the acquired ConnectedHealth software solutions and technology was approximately $1,800 for the year ended December 31, 2017, and approximately $832 from the acquisition date through December 31, 2016.

The following unaudited supplemental pro forma information presents the Company’s results of operations as though the acquisition of ConnectedHealth had occurred on January 1, 2015. The information is not indicative of the Company’s operating results which would have occurred had the acquisition been consummated as of that date. The pro forma information below does not include anticipated synergies, the impact of purchase accounting adjustments, or certain other expected benefits of the acquisition and should not be used as a predictive measure of the Company’s future results of operations.

	Year Ended December 31,
	2016	2015
Total revenue	$82,864	$98,448
Net (loss)	(27,157)	(13,879)
Weighted average common shares outstanding - basic and diluted	22,275,256	21,813,407
Net (loss) per share - basic and diluted	$(1.34)	$(0.64)

The pro forma financial information has been adjusted, where applicable, for: (i) amortization of acquired intangible assets, (ii) additional interest expense on presumed acquisition financing, (iii) the income tax effect of the pro forma adjustments, and (iv) to exclude acquisition related expenses.

The acquisition related expenses were approximately $200 and are recorded in General and Administrative expenses in the Consolidated Statements of Operations and Comprehensive Loss for the year ended December 31, 2016.

6. PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of December 31:

	2017	2016
Furniture and fixtures	$344	$818
Computer equipment	4,994	5,136
Leasehold improvements	717	628

Property and equipment—gross	6,055	6,582
Accumulated depreciation	(4,976)	(4,625)

Property and equipment—net	$1,079	$1,957

Depreciation expense for the years ended December 31, 2017, 2016 and 2015 was $1,043, $1,191 and $1,020, respectively.

7. GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill—The following is a summary of the carrying amount of goodwill by goodwill reporting unit as of December 31:

2017	Enterprise/ Commercial	Enterprise/ State	Medicare	Private Exchange	Total
Carrying Amount	$7,732	$—	$14,711	$8,629	$31,072
Accumulated Impairment	(200)	—	—	—	(200)

Net	7,532	—	14,711	8,629	30,872

2016
Carrying Amount	$7,732	$—	$14,711	$8,629	$31,072
Accumulated Impairment	—	—	—	—	—

Net	7,732	—	14,711	8,629	31,072

The Company recorded a $200 pre-tax non-cash impairment charge to reduce the carrying value of Enterprise/Commercial’s goodwill in the fourth quarter of 2017. The charge has been recorded in general and administrative expenses in the consolidated statement of operations and comprehensive loss.

Although Enterprise/Commercial’s performance for fiscal 2017 was near plan, projected future cash flows have fallen below the levels we previously anticipated due to 2017 booking shortfalls and customer non-renewals, attributable to the unexpected decline of customers and prospective customers participating in the Individual and Family Plan (IFP) marketplace.

The fair value of Enterprise/Commercial was calculated using an equal weighting of the fair value implied by a discounted cash flow analysis and a market approach utilizing market values of similar publicly traded companies, which are classified as Level 3 inputs (defined in Note 2). We believe the blended use of both models compensates for the inherent risk associated with either model if used on a stand-alone basis, and this combination is indicative of the factors a market participant would consider when performing a similar valuation.

Other Intangible Assets—Other intangible assets consist of the following as of December 31, 2017:

	Useful Lives - In Years	Gross Carrying Value	Accumulated Amortization	Net Carrying Value
Customer Relationship	3-10	$7,398	$(3,817)	$3,581
Acquired Technology	3-5	12,892	(12,050)	842
Trademarks	10	2,800	(1,388)	1,412
Software	3	1,852	(1,777)	75

		$24,942	$(19,032)	$5,910

Other intangible assets consisted of the following as of December 31, 2016:

	Useful Lives - In Years	Gross Carrying Value	Accumulated Amortization	Net Carrying Value
Customer Relationship	3-10	$7,398	$(3,077)	$4,321
Acquired Technology	3-5	12,892	(9,770)	3,122
Trademarks	10	2,800	(1,108)	1,692
Software	3	1,770	(1,717)	53

		$24,860	$(15,672)	$9,188

Amortization expense for the years ended December 31, 2017, 2016 and 2015, was $3,360, $3,410 and $4,023, respectively, and has been recorded in cost of revenue and general and administrative expenses.

Estimated future amortization expense for the Company’s intangible assets is as follows:

Year Ending December 31	Amount
2018	$1,364
2019	1,269
2020	1,247
2021	1,050
2022	940
Thereafter	40

Total future amortization expense	$5,910

8. COMMITMENTS AND CONTINGENCIES

Operating Leases—The Company leases office space under operating leases that expire at various dates through 2025. Rent expense for the years ended December 31, 2017, 2016 and 2015, was approximately $1,945, $1,775 and $1,746, respectively.

Future minimum lease payments under non-cancelable operating leases with initial or remaining terms equal to or exceeding one year are as follows:

Years Ended December 31	Amount
2018	$1,414
2019	1,392
2020	911
2021	906
2022	1,077
Thereafter	1,420

Total minimum lease payments	$7,120

The leases provide for escalating rent over the term of the leases. The rent costs associated with such leases are aggregated and recognized on a straight-line basis over the lease term. The difference between the monthly rent payment and the straight-line rent requires an accrual of rent to be recognized and then amortized over the term of the lease. Net accrued straight-line rent as of December 31, 2017 and 2016 amounted to approximately $343 and $199, respectively, and is included in other assets, other liabilities and other long-term liabilities in the accompanying consolidated balance sheets.

Restructuring Charges—As of December 31, 2017, the Company concluded its strategic assessment of the Company’s long-term facility needs, resulting in the recording of a lease termination charge of $1,988, net of estimated sub-lease income of approximately $3,300, for the remaining approximately seven-year operating lease obligation for an office facility the Company vacated and will cease to benefit from. Additionally, a charge of $63 related to the write-down of leasehold improvements at this office facility was record with the lease termination charge and both charges are included in general and administration expenses in the consolidated statement of operations and comprehensive loss. The facility has been primarily used by the Enterprise Commercial segment.

Letter of Credit—As security for certain leased property, the Company was required to provide a lessor an unconditional and irrevocable letter of credit in the amount $200 as of December 31, 2016. The letter of credit was extinguished when the related property lease expired and the Company exited the leased facility in fourth quarter of 2017.

Deposits—From time to time the Company has been required to remit security deposits as a condition of certain of its office leases. Deposits of $856 at December 31, 2017 and 2016, are included in other assets on the consolidated balance sheet.

Retention Compensation Plan – In July 2017, the Company’s Board of Directors approved the 2017 Executive Retention Plan (the “Retention Compensation Plan”), which provides for, among other things, up to a $1,875 fixed retention bonus that will be payable in cash upon a qualifying change in control of the Company or if a change in control has not occurred within five years of the date of the Retention Compensation Plan, in shares of the Company’s common stock. The fixed retention bonus is therefore accounted for as a share-based liability award (see Note 11).

In addition, an up to $625 contingent bonus will be payable in cash upon a qualifying change in control that occurs within five years of the date of the Retention Compensation Plan and in which the consideration payable for a share of the Company’s common stock equals or exceeds a threshold established by the Board. The proposed Merger (see Note 17) is not a qualifying change in control and it is anticipated that no payments will be made under the Retention Compensation Plan as a result of the Merger.

Indemnifications—The Company provides certain indemnifications from time to time in the normal course of business to its customers in its professional services and software license agreements and to strategic partners through certain insurance industry association marketing agreements that contain certain indemnifications for claims that may arise from acts or omissions, patent or trademark infringement, breach of contractual representations and warranties or intentional or grossly negligent acts. These indemnifications may require the Company to reimburse the indemnified party for losses suffered or incurred by the indemnified party. The Company has not had an indemnification claim, and does not expect to have a material claim in the future. As such, the Company has not recorded any liability for these indemnifications in the consolidated financial statements.

Litigation—In the normal course of business, the Company and its subsidiaries are named as defendants in lawsuits and are party to contract terminations and settlements in which claims are or may be asserted against the Company. In the opinion of management, the liabilities, if any, which may ultimately result from such lawsuits and contract terminations are not expected to have a material effect on the Company’s consolidated financial statements.

9. DEBT

Debt consisted of the following as of December 31:

	2017	2016
Senior term loans	$32,616	$31,944
Senior revolving credit facility	—	578

	32,616	32,522
Less: original issue discounts and deferred financing costs	—	—
Less: current maturities of debt	(32,616)	(578)

Long-term debt	$—	$31,944

Senior Debt— The Company has a bank senior credit facility, as amended and restated from time to time that provides for short-term working capital and long-term investment needs (the “Senior Credit Facility”). The Senior Credit Facility is collateralized by all of the Company’s assets.

On June 8, 2016, the Senior Credit Facility was amended and restated (the “June 2016 Amendment”), to among other things, (i) extend the maturity date to June 8, 2021 from January 18, 2018, (ii) continue to provide for up to $10,000 of revolving credit through the maturity date (the “Senior Revolving Credit Facility”), and (iii) increase the term loan funding to $35,000 from approximately $20,000 at June 8, 2016 (the “Senior Term Loan”).

The June 2016 Amendment was accounted for as an extinguishment of debt resulting in the immediate recognition of $381 of previously deferred financing costs, which was recorded in Other expense, net in the statements of operations for the year ended December 31, 2016.

On November 4, 2016, the Company amended the Senior Credit Facility (the “November 2016 Amendment”), to among other things, (i) remove the Net Leverage Covenant and replace it with a trailing twelve month EBITDA covenant, as defined in the November 2016 Amendment, to be measured quarterly effective as of September 30, 2016, (ii) increase the Minimum Liquidity covenant from $10,000 to $11,500, effective November 4, 2016, and $15,000 effective September 30, 2017, (iii) increase the annual principal repayments on the Senior Term Loan, and (iv) increase the interest rate on applicable borrowings effective November 4, 2016. In connection with this amendment, the Company repaid $2,000 of the outstanding Senior Term Loan and incurred bank fees of approximately $300, which were recorded in Other expense, net in the consolidated statements of operations for the year ended December 31, 2016.

On March 10, 2017, the Company amended the Senior Credit Facility (the “March 2017 Amendment”), to among other things, (i) defer scheduled Senior Term Loan principal repayments until March 31, 2018, at which time quarterly principal repayments of $1,313 will resume through March 31, 2021; (ii) replace the EBITDA and Minimum Liquidity covenants with (a) a trailing twelve month EBITDA covenant of negative $12,000 as of December 31, 2016, a quarterly building EBITDA covenant through December 31, 2017, and a trailing twelve month EBITDA from March 31, 2018 forward, as defined in the March 2017 Amendment, and (b) a minimum liquidity requirement of $1,500 at all times from March 1, 2017 through March 31, 2018, and $15,000 thereafter; and (iii) provide for an incremental 2.50% per annum paid-in-kind interest on all obligations from March 10, 2017 through the maturity date, which shall increase the outstanding principal balance of the Senior Term Loan. The quarterly building EBITDA, as defined in the March 2017 Amendment, requires the Company achieve at least negative $3,000 for twelve months ended December 31, 2017 and March 31, 2018, positive $8,000 for the twelve months ended June 30, 2018 and September 30, 2018, and positive $9,000 for the twelve months ended December 31, 2018 and March 31, 2019.

On January 4, 2018, the Company amended the Senior Credit Facility (the “January 2018 Amendment”), to among other things, (i) increase the available Senior Revolving Credit Facility by $5,500 to $6,000 through the later of June 4, 2018 and the approved outside date of an alternative acquisition as contemplated under the January 4, 2018 Merger Agreement (the “Outside Date”), (ii) defer scheduled March 31, 2018 Term Loan principal repayments until the Outside Date, at which time the deferred $1,313 is due and quarterly principal repayments of $1,313 will resume through March 31, 2021; (iii) replace the existing covenants with a minimum liquidity requirement of $1,500 at all times from March 1, 2017 through the Outside Date. The Outside Date will be deemed to have occurred prior to the date set forth above upon (i) an event of default under the Senior Credit Facility, (ii) termination of the Merger Agreement under certain circumstances and (iii) the consummation of the Merger or alternative acquisition as contemplated under the Merger Agreement.

The Senior Credit Facility contains covenants and customary representations and warranties of the Company, as well as various limitations on the activities of the Company as they relate to additional indebtedness, junior liens, investments, capital expenditures, paying dividends, and mergers and acquisitions. As of December 31, 2017, the Company was in compliance with the financial covenants under the Senior Credit Facility, and on March 29, 2018 the Company obtained a waiver from the bank to permit delivery of audited financial statement for the year ended December 31, 2017 with a going concern explanatory paragraph (see Note 3 for discussion of going concern).

As of December 31, 2017, the interest rates on our outstanding Senior Term Loan and the Senior Revolving Credit Facility were 10.33% and 12.50%, respectively, including the incremental 2.50% per annum paid-in-kind interest.

THL Promissory Note—The Company had a Senior Subordinated Term Loan Agreement with THL Corporate Finance, Inc., (the “THL Note”) for total proceeds of $30,000 less $683 of original issue discount, or OID. On May 3, 2016, the Company repaid the $30,000 principal and accrued interest to settle the THL Note. The early extinguishment of the THL Note triggered a $560 breakage fee and the immediate recognition of the remaining $480 of OID and deferred financing costs, which were recorded in Other expense, net in the consolidated statement of operations and comprehensive loss for the year ended December 31, 2016.

Future principal payments on debt as of December 31, 2017, are as follows:

Years Ending December 31
2018	$32,616
2019	—
2020	—
2021 and thereafter	—

32,616
Less original issue discount and deferred financing costs	—

Total	$32,616

While the Agreement provides for principal repayments of $1,313 per quarter resuming in 2018 through March 31, 2021, with remaining principal and deferred PIK due in June 2021, the March 29, 2018 covenant violation waiver and potential covenant violation should the Merger Agreement not close, along with the Company’s intention to refinance the Agreement upon consummation of the Merger Agreement have resulted in the current classification of the outstanding debt as of December 31, 2017.

Based on rates for instruments with comparable maturities and credit quality, which are classified as Level 2 inputs (defined in Note 2), the estimated fair value of the Company’s total debt approximated $34,500 as of December 31, 2017, and $29,000 as of December 31, 2016.

10. STOCKHOLDERS’ DEFICIT

Common Stock—As of December 31, 2017 and 2016, the Company has authorized the issuance of 75,000,000 shares of common stock, respectively, par value of $0.001 per share.

Preferred Stock— On May 2, 2016, the Company issued and sold newly created Series A Preferred Stock, par value $0.001, for an aggregate purchase price of $52,000. The shares of Series A Preferred Stock are convertible into shares of the Company’s common stock (the “Series A Conversion Shares”) at the option of the investors at any time and they are redeemable at the option of the investors after May 2, 2023, or if there is a Fundamental Change (as that term is defined in the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock). Beginning May 2, 2018, the Company may force conversion if the closing price of the common stock is at least 175% of the conversion price of the Series A Preferred Stock for 45 consecutive trading days, with a minimum average trading volume of at least 75,000 shares for 40 of such 45 trading days. Each share of Series A Preferred Stock is convertible into a number of Series A Conversion Shares equal to (i) the sum of (a) the stated value per share of Series A Preferred Stock, plus (b) all accrued and unpaid dividends thereon up to but not including the conversion date, divided by (ii) the conversion price of the Series A Preferred Stock at such time (which initially was $4.50 per share, subject to customary anti-dilution adjustments). On March 10, 2017, the conversion price of the Series A Preferred Stock was adjusted to $3.96 per share as a result of the issuance of Series B Preferred Stock.

The number of Conversion Shares underlying the Series A Preferred Stock will be increased annually by the accrual of 7.5% cumulative dividends payable in-kind (which will increase in certain circumstances, but in no event will be more than 16.5% annually). Following the second anniversary of the May 2, 2016 closing, the Company may elect to pay such cumulative dividends in cash. The conversion price for the Series A Preferred Stock is also subject to adjustment in the event of a stock split, reverse stock split, stock dividend, rights issuance, recapitalization, tender offer or similar transaction and to weighted-average price-based anti-dilution adjustments.

On March 10, 2017, the Company issued and sold newly created Series B Preferred Stock, par value $0.001, for an aggregate purchase price of $17,500. The shares of Series B Preferred Stock are convertible into shares of the Company’s common stock (the “Series B Conversion Shares”) at the option of the investors at any time and they are redeemable at the option of the investors after May 2, 2023, or if there is a Fundamental Change (as that term is defined in the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock). Beginning March 10, 2019, the Company may force conversion if the closing price of the common stock is at least 175% of the conversion price of the Series B Preferred Stock for 45 consecutive trading days, with a minimum average trading volume of at least 75,000 shares for 40 of such 45 trading days. Each share of Series B Preferred Stock is convertible into a number of Series B Conversion Shares equal to (i) the sum of (a) the stated value per share of Series B Preferred Stock, plus (b) all accrued and unpaid dividends thereon up to but not including the conversion date, divided by (ii) the conversion price of the common stock at such time (which initially is $1.91 per share, subject to customary anti-dilution adjustments).

The number of Conversion Shares underlying the Series B Preferred Stock will be increased annually by the accrual of 15.0% cumulative dividends payable in-kind (which will increase in certain circumstances, but in no event will be more than 20.0% annually). Following the second anniversary of the March 10, 2017 issuance, the Company may elect to pay such cumulative dividends in cash. The conversion price for the Series B Preferred is also subject to adjustment in the event of a stock split, reverse stock split, stock dividend, rights issuance, recapitalization, tender offer or similar transaction and to weighted-average price-based anti-dilution adjustments.

The Series A Preferred Stock and Series B Preferred Stock are entitled to vote with common stock on an as-converted basis.

Treasury Stock—The Company held 141,296 and 101,340 shares of common stock as of December 31, 2017 and 2016, respectively, which were acquired in the normal course of employees surrendering vested shares to settle withholding tax obligations triggered by stock-based compensation transactions.

Reserved Shares—As of December 31, 2017, the Company has 1,072,882 shares of common stock reserved for issuance in connection with the Company’s stock incentive plans.

11. STOCK-BASED COMPENSATION

The Company’s equity incentive plans provide for the awarding of various equity awards including stock options and restricted stock units.

The Company recognized stock-based compensation expense of $2,227, $2,662 and $4,712 for the years ended December 31, 2017, 2016 and 2015, respectively. Of the stock-based compensation expense recognized in the year ended December 31, 2017, $153 is related to a liability award for a fixed monetary amount that can be settled in a variable number of shares at the earliest of five years following the July 2017 grant date or upon certain events outside the Company’s control (the “Liability Award”).”

As of December 31, 2017, approximately $3,737 of total unrecognized compensation expense related to unvested stock option and restricted stock unit awards is expected to be recognized over the remaining vesting periods, approximately two years. Of that amount, $1,547 relates to the Liability Award. The maximum contractual term of equity awards is 10 years. As a result of proposed Merger substantially all unvested equity awards are expected to be cancelled for no consideration.

Equity Incentive Plans—In connection with the Company’s December 2014 initial public offering, the Board of Directors approved the 2014 Equity Incentive Plan (the 2014 “Plan”) as a replacement to the 2010 Plan. The Company will not grant any additional awards under the 2010 Plan; however, the 2010 Plan will continue to govern the terms and conditions of all outstanding equity awards previously granted under the 2010 Plan. The 2014 Plan provides for the awarding of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units, and other stock-based or cash settled equity awards as deemed appropriate by the compensation committee of the Company’s board of directors.

The 2014 Plan provides that on the first day of January each year through 2024, the available shares of common stock shall generally be increased by the smaller of (a) 2.00% of the number of issued and outstanding shares of common stock on the immediately preceding December 31, or (b) an amount determined by the Company’s Board.

On August 3, 2016, the Company’s Board of Directors approved an amendment to the 2014 Plan to increase the number of shares available for issuance under the 2014 Plan by 1,500,000 shares, subject to stockholder approval at a special meeting of stockholders. On September 26, 2016, a special meeting of stockholders was held and the amendment to the 2014 Plan to increase the shares reserved for issuance by 1,500,000 was approved and made effective as of such date.

Stock Options—A summary of stock option activity for the years ended December 31, 2017 and 2016 is presented below:

	Number of Shares	Average Exercise Price(a)	Average Life (Years)(b)	Aggregate Intrinsic Value
Outstanding — January 1, 2016	2,306,726	$4.16	7.59	$2,735
Granted	572,200	$2.53
Exercised	(101,953)	$1.85		$100
Forfeited	(486,274)	$7.81
Expired	(19,998)	$11.37

Outstanding — December 31, 2016	2,270,701	$3.01	5.04	$—

Granted	160,000	$1.73
Exercised	(23,753)	$1.75		$14
Forfeited	(1,219,343)	$2.61

Outstanding — December 31, 2017	1,187,605	$3.26	7.40	$—

Exercisable — December 31, 2017	710,420	$3.60	6.59	$—

Vested and expected to vest — December 31, 2017	1,168,059	$3.28	7.37	$—

(a)	Weighted-average exercise price
(b)	Weighted-average contractual life remaining

The weighted average fair value per option granted during the years ended December 31, 2017, 2016 and 2015 was $0.82, $1.00 and $4.30, respectively. The weighted average fair value of stock options is estimated at the date of grant using a Black-Scholes option-pricing model. The following are weighted average assumptions used for estimating the fair value of options granted for the years ended December 31:

	2017	2016	2015
Common stock share value	$1.73	$2.53	$10.31
Expected life (years)	5.56	4.00	5.01
Volatility	50.00%	50.00%	50.00%
Interest rate	2.02%	1.01%	1.45%
Dividend yield	0.00%	0.00%	0.00%

The Company currently estimates volatility by using the weighted average historical volatility of comparable public companies. The risk-free interest rate is the rate available as of the option date on zero-coupon U.S. government issues with a remaining term equal to the expected term of the option. The Company has not paid dividends in the past and does not plan to pay any dividends in the foreseeable future. The Company has estimated forfeitures in determining the weighted average fair value calculation. The forfeiture rate used for the years ended December 31, 2017, 2016 and 2015 was 0% for executive employees and 10% for all other employees. The Company’s estimate of forfeitures will be adjusted over the requisite service period based on the extent to which actual forfeitures differ, or are expected to differ, from the estimate.

The Company recognizes the grant date fair value of stock options that are expected to vest on a straight-line basis over the vesting period, which is generally three years from the date of grant.

Restricted Stock Units (RSUs)—A summary of RSU activity for the years ended December 31, 2017 and 2016 is presented below:

	Shares	Average Fair Value per Share(a)	Aggregate Intrinsic Value
Outstanding — January 1, 2016	570,790	$8.35
Granted	503,440	$2.45
Vested	(260,523)	$6.90	$567
Forfeited	(148,211)	$9.31

Outstanding — December 31, 2016	665,496	$4.24
Granted	2,211,586	$0.72
Vested	(448,404)	$2.63	$353
Forfeited	(84,958)	$3.52

Outstanding — December 31, 2017	2,343,720	$1.26

(a)	Weighted-average grant date fair value

The Company recognizes the grant date fair value of the RSUs that are expected to vest on a straight-line basis over the period of vesting. The Company recognizes the income tax benefits resulting from vesting of RSUs in the period they vest; to the extent the compensation expense has been recognized.

Employee Stock Purchase Plan—In November 2014, the Company’s Board of Directors approved the 2014 Employee Stock Purchase Plan (the “ESPP”), which is a broadly-based stock purchase plan in which any eligible employee may elect to participate by authorizing the Company to make payroll deductions in a specific amount or designated percentage to purchase shares of the Company’s common stock at 90% of the lower of the fair market value on the first day of trading of the offering period or on the purchase date. In no event will an employee be granted ability under the ESPP that would permit the purchase of common stock with a fair market value in excess of $25 in any calendar year. The ESPP is designed to comply with Section 423 of the Code, and thus is eligible for the favorable tax treatment afforded by Section 423.

At December 31, 2017, a total of 101,630 shares of common stock have been reserved for issuance under the ESPP. The ESPP provides that on the first day of January each year through 2024, the available shares of common stock shall generally be increased by (a) 100,000 shares or (b) 0.25% of issued and outstanding shares of common stock on the immediately preceding December 31.

During the years ended December 31, 2017, 2016, and 2015, shares purchased under the ESPP were 124,122, 150,013 and 29,927, respectively. Following the May 16, 2017 to November 15, 2017 offering period the Company’s Board of Directors indefinitely suspended the ESPP to new participants and the Company does not anticipate any future offerings under the ESPP.

12. INCOME TAXES

The (provision) benefit for income taxes for the years ended December 31 consists of:

	2017	2016	2015
Current tax expense:
Federal	$—	$—	$—
State	(20)	60	(47)

Total current tax (provision) benefit	(20)	60	(47)

Deferred tax expense:
Federal	—	—	(3)
State	—	—	(1)

Total deferred tax (provision) benefit	—	—	(4)

Total (provision) benefit for income taxes	$(20)	$60	$(51)

The (provision) benefit for income taxes for the years ended December 31, 2017, 2016 and 2015 differs from the amount of income tax determined by applying the applicable U.S. statutory federal income tax rate to the loss before (provision) benefit for income taxes as a result of the following:

	2017	2016	2015
Federal statutory rate	34.0%	34.0%	34.0%
Effect of:
State income taxes, net of federal benefit	(0.1)%	0.1%	(0.5)%
Valuation allowance	81.1%	(35.3)%	(32.9)%
Goodwill impairment	(0.4)%	—	—
Change in federal tax law	(112.5)%	—	—
Other, net	(2.0)%	1.4%	(1.3)%

Overall income tax rate	0.1%	0.2%	(0.7)%

In December 2017, the U.S. Congress passed, and the President signed, legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”), which contains many significant changes to the U.S. tax code including reducing the corporate tax rate from 35% to 21%. We have completed our analysis of The Tax Act which included reducing the benefit of the Company’s recorded net deferred tax assets, and valuation allowance against such deferred tax assets. There was no impact to the total provision for income taxes for the year ended December 31, 2017.

The Other, net primarily includes the impact of stock-based compensation and changes in net operating loss carry forward deferred tax assets as a result of changes in state rates.

Deferred income taxes reflect the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets are comprised of the following as of December 31:

	2017	2016
Deferred tax assets:
Net operating loss carryforward	$33,387	$45,205
Deferred revenue	6,736	12,199
Research and development credit	45	45
Accrued payroll and related liabilities	1,433	2,070
Other	1,564	821
Valuation allowance	(35,602)	(48,192)

Net deferred tax assets	$7,563	$12,148

Deferred tax liabilities:
Intangible assets	$(1,314)	$(3,100)
Deferred implementation costs	(6,272)	(9,070)

Total deferred tax liabilities	(7,586)	(12,170)

Net deferred tax liability	$(23)	$(22)

Based on the uncertainties associated with future realization of the deferred tax asset, the Company established a valuation allowance, which reduces the deferred tax assets to an amount whose realization is more likely than not. The net change in the valuation allowance for the deferred tax asset was $(12,590), $9,375 and $2,397 for the years ended December 31, 2017, 2016 and 2015, respectively. Differences between effective and statutory tax rates are caused substantially by the change in the valuation allowance.

As of December 31, 2017, and 2016, the Company has federal net operating loss carryforwards of approximately $133,000 and $121,000, respectively, available to offset future earnings and federal research and development credits of approximately $45, also available to offset future federal income tax. The net operating loss carryforwards and research and development tax credit carryforwards expire at various dates from 2020 through 2038. As of December 31, 2017, and 2016, state net operating loss carryforwards were approximately $92,000 and $77,800, respectively. As of December 31, 2017, and 2016, management has recorded a full valuation allowance against net operating losses because management believes it is more likely than not that some portion or all of these deferred tax assets will not be realized.

Under the provisions of the Internal Revenue Code (IRC), certain substantial changes in the Company’s ownership may result in a limitation of the amount of net operating loss and tax credit carryforwards which can be used in future years. Our last completed Section 382 limitation study was through the tax year ended December 31, 2013. We anticipate completing an updated Section 382 limitation study following the consummation of the proposed Merger, which we believe will qualify as an ownership change and result in significant further limitations of the amount of net operating losses which may be available in future years.

The Company has recorded no liability for unrecognized tax benefits and related interest and penalties as of December 31, 2017 and 2016.

The Company files income tax returns in the US federal tax jurisdiction and various state jurisdictions. The federal tax years for 2014 through 2017 remain open for examination. State tax years open for examination are generally 2013 through 2017, depending on the state.

13. EMPLOYEE RETIREMENT PLAN

The Company sponsors a 401(k) profit sharing plan. All eligible employees of the Company who have reached the age of twenty-one may participate in the plan. Each plan year, the Company’s Board of Directors will determine the amount, if any, that the Company will contribute to the plan as a Company matching contribution for that year. The Company recognized expense of approximately $662, $729 and $679 for the years ended December 31, 2017, 2016 and 2015, respectively, to fund Company contributions to the plan.

14. SEGMENTS OF BUSINESS

Operating segments are defined as components of an enterprise for which discrete financial information is available that is evaluated regularly by the chief operating decision maker, or CODM, for purposes of allocating resources and evaluating financial performance. The Company’s CODM is the Chief Executive Officer and the CODM reviews financial information presented on a consolidated basis and for each operating segment, for purposes of allocating resources and evaluating financial performance.

The Company is organized into four reportable segments, which are based on software and service offerings. The Company’s reportable segments are consistent with its operating segments and are as follows:

Enterprise/Commercial —Offers the Company’s insurance distribution solutions to health plans.

Enterprise/State —Offers the Company’s sales automation solutions to state governments, which allows the Company’s state customers to offer customized individual and small group exchanges. The Enterprise/State segment had one remaining customer at December 31, 2017, 2016, and 2015, respectively.

Medicare—Offers web-based Medicare plan comparison, prescription drug comparison and enrollment tools for health plans, pharmacy benefit managers, pharmacies, field marketing organizations, and call centers.

Private Exchange—Offers defined-contribution benefit exchange solutions to benefit consultants, brokers, exchange operators and aggregators.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company does not allocate cash, prepaid expenses, and property and equipment assets or capital expenditures to reportable segments.

The Company evaluates the performance of its segments based on gross margin, which is regularly reviewed by the CODM and provides insight into our individual segments and their ability to contribute to future debt service and working capital requirements of the Company.

Unallocated corporate expenses, and assets that are not considered when the Company’s CODM evaluates segment performance are grouped within Corporate in the following segment information:

	Year Ended December 31
	2017	2016	2015
Revenue from external customers by segment:
Enterprise/Commercial	$40,187	$49,081	$55,487
Enterprise/State	2,144	3,453	13,372
Medicare	22,101	18,565	17,973
Private Exchange	12,314	10,795	9,015

Consolidated revenue	$76,746	$81,894	$95,847

	Year Ended December 31
	2017	2016	2015
Gross margin by segment:
Enterprise/Commercial	$13,216	$11,906	$23,715
Enterprise/State	1,469	1,325	6,300
Medicare	14,872	11,460	10,651
Private Exchange	127	308	4,511

Consolidated gross margin	$29,684	$24,999	$45,177

Consolidated operating expenses:
Research and development	$16,679	$22,297	$22,718
Sales and marketing	9,356	10,410	9,507
General and administrative	15,378	13,162	14,439

Total consolidated operating expenses	$41,413	$45,869	$46,664

Consolidated loss from operations	$(11,729)	$(20,870)	$(1,487)

Depreciation and amortization by segment:
Enterprise/Commercial	$555	$642	$543
Enterprise/State	2	19	80
Medicare	2,563	2,576	2,588
Private Exchange	1,079	1,034	992
Corporate	204	330	840

Consolidated depreciation and amortization	$4,403	$4,601	$5,043

	As of December 31,
	2017	2016	2015
Identifiable assets by segment:
Enterprise/Commercial	$31,650	$29,728	$33,857
Enterprise/State	85	627	1,975
Medicare	21,662	23,248	26,198
Private Exchange	18,666	18,247	11,255
Corporate	11,015	10,638	9,404

Consolidated assets	$83,078	$82,488	$82,689

All Company assets were held and all revenue was generated in the United States during the years ended December 31, 2017, 2016 and 2015.

15. RELATED PARTIES

On May 2, 2016, Chrysalis Ventures II, L.P. (“Chrysalis”), a holder of more than 5% of the Company’s outstanding common stock as of March 31, 2016, purchased $2,000 of the Series A Preferred Stock offered in the transaction discussed in Note 10.

On March 10, 2017, Francisco Partners IV, L.P., Francisco Partners IV-A, L.P. (collectively, “Francisco Partners”) and Chrysalis, all holders of more than 5% of the Company’s outstanding common stock equivalents as of March 10, 2017, purchased $17,500 of the Series B Preferred Stock offered in the transaction discussed in Note 10. A member of the Company’s board of directors, is a Co-President of the managing companies of Francisco Partners and another member of the Company’s board of directors is a member of the general partner of Chrysalis.

On January 4, 2018, the Company entered into a Merger Agreement and Chrysalis and Francisco Partners are Rollover Investors as discussed in Note 17.

The Company paid approximately $650 of administrative fees to Humana, Inc. in connection with the administration of the Company’s employee health benefits plan for the years ended December 31, 2016 and 2015. The Company’s chairman of the board of directors is a member of the Humana, Inc. board of directors. The Company and Humana, Inc. did not renew the arrangement for 2017.

16. CONSOLIDATED SELECTED QUARTERLY FINANCIAL DATA (unaudited)

The following sets forth selected quarterly financial data for each of the eight quarters in the years ended December 31, 2017 and 2016.

	Quarter Ended
	Dec 31, 2017(1)		Sept 30, 2017		Jun 30, 2017		Mar 30, 2017		Dec 31, 2016		Sept 30, 2016(2)		Jun 30, 2016		Mar 30, 2016
					(in thousands, except share amounts)
Revenue	$19,639		$20,533		$18,302		$18,272		$20,879		$24,729		$18,729		$17,557
Gross margin	7,344		9,754		5,788		6,798		5,891		8,838		5,066		5,204
Total operating expenses	13,137		9,029		9,771		9,476		11,189		11,349		12,225		11,106
Income (loss) from operations	(5,793)		725		(3,983)		(2,678)		(5,298)		(2,511)		(7,159)		(5,902)
Net loss	$(6,662	) $	(171	) $	(5,011	) $	(3,700	) $	(6,232	) $	(3,066	) $	(9,900	) $	(7,336)
Net loss per common share:
Basic	(0.37)		(0.08)		(0.30)		(0.22)		(0.32)		(0.18)		(0.47)		(0.33)
Diluted	(0.37)		(0.08)		(0.30)		(0.22)		(0.32)		(0.18)		(0.47)		(0.33)
Weighted-average common shares outstanding:
Basic	23,049,692		22,878,477		22,660,108		22,570,207		22,425,517		22,343,142		22,217,696		22,112,273
Diluted	23,049,692		22,878,477		22,660,108		22,570,207		22,425,517		22,343,142		22,217,696		22,112,273

(1)	During the three months ended December 31, 2017, the Company recognized $200 of goodwill impairment expense, $1,988 of lease termination expense and $959 of proposed merger related professional advisor expenses in operating expenses.
(2)	During the three months ended September 30, 2016, the Company recognized $4,600 of previously deferred revenue and approximately $2,000 of gross margin resulting from the satisfaction of a customer obligation

The sum of the 2017 and 2016 quarterly net loss per common share does not equal the net loss per common share for the entire year due to the impact on weighted-average shares outstanding of the conversions of the Series A Preferred Stock outstanding during each respective period.

17. SUBSEQUENT EVENTS

Merger Agreement – On January 4, 2018, the Company entered into an Agreement and Plan of Merger, or Merger Agreement, with FP Healthcare Holdings, Inc. (“Parent”) and FP Healthcare Merger Sub Corporation, a wholly owned subsidiary of Parent (“Merger Subsidiary”), providing for the merger of Merger Subsidiary with and into the Company with the Company surviving the Merger as a wholly owned subsidiary of the Parent. The Parent and Merger Subsidiary are owned by affiliates of the private equity investment firm Francisco Partners.

At the Effective Time of the proposed Merger, each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) issued and outstanding as of immediately prior to the Effective Time

(other than shares held by (a) Parent or Merger Subsidiary, (b) the Company in treasury or any wholly owned subsidiary of the Company, (c) holders of Common Stock who have properly demanded appraisal rights (and who have not failed to perfect or effectively withdraw such demand or otherwise waive or lose their rights to appraisal), and (d) Francisco Partners IV, L.P., Francisco Partners IV-A, L.P. and Chrysalis

Ventures II, L.P. and certain of their affiliates (collectively, the “Rollover Investors”)), will be canceled and cease to exist and automatically converted into the right to receive cash in an amount equal to $0.35, without interest (the “Per Share Price”). The Rollover Investors have entered into a Rollover Agreement pursuant to which the Rollover Investors have agreed to contribute shares of Company Common Stock, Series A Preferred Stock of the Company and Series B Preferred Stock of the Company to Parent.

Parent and Merger Subsidiary have secured committed financing, consisting of a combination of equity to be provided by investment funds affiliated with FP, and debt financing from PNC Bank, National Association, the aggregate proceeds of which will be sufficient for Parent and Merger Subsidiary to pay the aggregate merger consideration and all related fees and expenses. In addition, investment funds affiliated with FP have provided the Company with a guarantee in favor of the Company (the “Guarantee”). The Guarantee guarantees the payment of Merger Consideration owed by Parent to the holders of Company Common Stock pursuant to the Merger Agreement.

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, such as the Company accepting a superior proposal, the Company would be required to pay Parent a termination fee of up to $2,000 for reasonable and documented out-of-pocket fees and expenses (including legal fees and expenses).

Other than the $959 of transaction expenses during the twelve months ended December 31, 2017, the terms of the Merger Agreement did not impact the Company’s consolidated financial statements.

Subject to certain conditions, including regulatory and shareholder approvals, and other customary covenants and closing conditions, the Company expects the transaction to close in the second quarter of 2018.

Credit Facility Amendment & Waiver - On January 4, 2018, the Company amended the Senior Credit Facility, to among other things, (i) increase the available Revolving Credit Facility by $5,500 through the later of June 4, 2018 and the approved outside date of an alternative acquisition as contemplated under the Merger Agreement (the “Outside Date”), (ii) defer scheduled March 31, 2018 Term Loan principal repayments until the Outside Date, at which time the deferred $1,313 is due and quarterly principal repayments of $1,313 will resume through March 31, 2021, (iii) replace the existing covenants with a minimum liquidity requirement of $1,500 at all times from March 1, 2017 through the Outside Date, and $15,000 thereafter. The Outside Date will be deemed to have occurred prior to the date set forth above upon (i) an event of default under the Senior Credit Facility, (ii) termination of the Merger Agreement under certain circumstances and (iii) the consummation of the proposed Merger or alternative acquisition as contemplated under the Merger Agreement.

On March 29, 2018, Wells Fargo provided the Company a waiver with regards to the Senior Credit Facility covenant concerning issuance of an audit opinion having an explanatory going concern paragraph for the year ended December 31, 2017.

* * * * * *

FINANCIAL STATEMENT SCHEDULE

Schedule II—Valuation and Qualifying Accounts (in thousands)

	Balance at Beginning of Period	Additions (Reversals) Charged to Expense		Additions (Reversals) Charged to Revenue	Acquired	Deductions	Balance at End of Period
Trade receivable allowances:
Year ended December 31, 2017	$—	$—		$—	$—	$—	$—
Year ended December 31, 2016	—	—		—	—	—	—
Year ended December 31, 2015	246	45		(137)	—	(154)	—
Deferred tax asset valuation allowance:
Year ended December 31, 2017	$48,192	$(12,590	)(i)	N/A	$—	$—	$35,602
Year ended December 31, 2016	38,817	9,375		N/A	—	—	48,192
Year ended December 31, 2015	36,420	2,397		N/A	—	—	38,817

(i)	Includes an increase to the valuation allowance of $4,881 for federal and state net operating losses and a decrease to the valuation allowance of $17,471 resulting from the Tax Cuts and Jobs Act passed in December 2017.

Exhibit 10.8.5

LIMITED WAIVER TO CREDIT AGREEMENT

THIS LIMITED WAIVER TO CREDIT AGREEMENT (this “Limited Waiver”), is entered into as of March 29, 2018 (the “Effective Date”), by and among CONNECTURE, INC. (“Connecture”), DESTINATIONRX, INC. (“DestinationRX” and together with Connecture, the “Borrowers”), and Wells Fargo Bank, National Association, as Agent for the Lenders (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers are party to that certain Amended and Restated Credit Agreement, dated as of June 8, 2016 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the Agent and the lenders party thereto from time to time (the “Lenders”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrowers;

WHEREAS, the Borrowers have requested that the Agent and the Lenders waive certain Events of Default in accordance with and pursuant to the terms and provisions of the Credit Agreement, which the Agent and the Lenders are willing to do pursuant to the terms and conditions set forth herein; and

WHEREAS, the Borrowers are entering into this Limited Waiver with the understanding and agreement that, except as specifically provided herein, none of the Agent’s nor any Lender’s rights and/or remedies as set forth in the Credit Agreement or any other Loan Document are being waived or modified by the terms of this Limited Waiver.

NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

2. Waiver. Pursuant to Section 5.1 and Schedule 5.1 of the Credit Agreement, within ninety (90) days of the end of the Administrative Borrower’s fiscal year ending December 31, 2017, Borrowers were to have delivered to Agent: Administrative Agent’s and its Subsidiaries’ audited financial statements and other related documents for the fiscal year ended December 31, 2017, as more fully set forth in Schedule 5.1 to the Credit Agreement (collectively, the “2017 Audited Financial Statements”). Agent and the Lenders hereby agree to waive the Event of Default arising as a result of the delivery by the Borrowers of the 2017 Audited Financial Statements with a “going concern” or like qualification or exception (the “Going Concern Event of Default”). Except as specifically provided herein, Agent and each Lender hereby reserves and preserves all of its rights and remedies against the Loan Parties under the Credit Agreement and the other Loan Documents, including, without limitation, the right to require, at any date hereafter, strict compliance with Section 5.1 and Schedule 5.1 of the Credit Agreement.

3. Conditions. This Limited Waiver shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of Agent or waived by Agent:

(a) Agent shall have received this Limited Waiver fully executed in a sufficient number of counterparts for distribution to all parties.

(b) After giving effect to Section 2, no Default or Event of Default shall have occurred and be continuing.

(c) The representations and warranties set forth herein and in the Loan Documents (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) must be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof).

(d) Agent shall have received all other documents and legal matters in connection with the transactions contemplated by this Limited Waiver and such documents shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

4. Representations and Warranties. The Borrowers hereby represent and warrant, to Agent and each Lender as follows:

(a) each Borrower is a corporation or limited liability company, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b) each Borrower has the power and authority to execute, deliver and perform its obligations under this Limited Waiver;

(c) the execution, delivery and performance by each Borrower of this Limited Waiver has been duly authorized by all necessary limited liability company or corporate action, as applicable, and does not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority);

(d) this Limited Waiver constitutes the legal, valid and binding obligation of each Borrower in accordance with its terms;

(e) after giving effect to Section 2 herein, no Default or Event of Default exists or shall exist immediately following the consummation of the transactions contemplated hereby;

(f) all representations and warranties by the Borrowers contained in the Credit Agreement are true and correct in all material respects; provided that any such representations and warranties that by their express terms are made as of a specific date are true and correct in all material respects as of such specific date;

(h) by its signature below, each Borrower agrees that it shall constitute an Event of Default if any representation or warranty made herein is untrue or incorrect as of the date when made or deemed made.

5. Expenses. The Borrowers shall pay all costs and expenses of Agent and Lenders, including, without limitation, all reasonable fees, costs and expenses of counsel, in accordance with the terms of the Credit Agreement.

6. Agreement in Full Force and Effect. Except as specifically waived hereby, the Credit Agreement and Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Except as expressly set forth herein, this Limited Waiver shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any Loan Document or any

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right, power or remedy of Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, or any Loan Document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case, whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Limited Waiver also shall not preclude the future exercise of any right, remedy, power, or privilege available to Agent and/or the Lenders whether under the Credit Agreement, the Loan Documents, at law or otherwise and nothing contained herein shall constitute a course of conduct or dealing among the parties hereto. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended and/or modified, and each reference herein or in any Loan Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and/or modified. For the avoidance of doubt, this Limited Waiver shall constitute a Loan Document for all purposes under the Credit Agreement.

7. Counterparts. This Limited Waiver may be executed by one or more of the parties to this Limited Waiver and any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument.

8. Successors and Assigns. This Limited Waiver shall be binding upon and inure to the benefit of the Borrowers and their successors and assigns and Agent and Lenders and their successors and assigns.

9. Further Assurance. The Borrowers hereby agree from time to time, as and when requested by Agent or any Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as Agent or such Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Limited Waiver, the Credit Agreement and the Loan Documents.

10. GOVERNING LAW. THIS LIMITED WAIVER SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

11. Severability. Wherever possible, each provision of this Limited Waiver shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Limited Waiver shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Limited Waiver.

12. Reaffirmation. Each Borrower as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which the Borrower grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent any Borrower granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations. Each Borrower hereby consents to this Limited Waiver and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as expressly set forth herein, the execution of this Limited Waiver shall not operate as a waiver of any right, power or remedy of Agent or the Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

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13. Acknowledgment of Rights; Release of Claims. Each Borrower hereby acknowledges that: (a) it has no defenses, claims or set-offs to the enforcement by any Lender or Agent of any of the Borrowers’ liabilities, obligations and agreements on the date hereof; (b) to its knowledge, each Lender and Agent have fully performed all undertakings and obligations owed to it as of the date hereof; and (c) except to the limited extent expressly set forth in this Limited Waiver, each Lender and Agent do not waive, diminish or limit any term or condition contained in the Credit Agreement or any of the Loan Documents. Each Borrower hereby remises, releases, acquits, satisfies and forever discharges the Lenders and Agent, their agents, employees, officers, directors, predecessors, attorneys and all other Persons acting or purporting to act on behalf of or at the direction of the Lenders and Agent (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, in each case to the extent known by any Borrower on or prior to the date hereof, for, upon or by reason of any matter, cause or thing whatsoever through the date hereof. Without limiting the generality of the foregoing, each Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including, but not limited to, the rights to contest: (a) the right of Agent and each Lender to exercise its rights and remedies described in this Limited Waiver; (b) any provision of this Limited Waiver or the Loan Documents; or (c) any conduct of the Lenders or other Releasees relating to or arising out of the Credit Agreement or the Loan Documents on or prior to the date hereof, in each case to the extent known by any Borrower on or prior to the date hereof.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this Limited Waiver as of the date set forth above.

BORROWERS:

CONNECTURE, INC.

By:	/s/ Brian D. Lindstrom
Name:	Brian D. Lindstrom
Title:	Chief Financial Officer

DESTINATIONRX, INC.

By:	/s/ Brian D. Lindstrom
Name:	Brian D. Lindstrom
Title:	Chief Financial Officer

[Connecture - Signature Page to Limited Waiver]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender and as Agent

By:	/s/ Jonathan Lareau
Name:	Jonathan Lareau
Title:	Authorized Signatory

[Connecture - Signature Page to Limited Waiver]

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-213384 and 333-217965 on Form S-3 and Nos. 333-201166, 333-207930, 333-208858, 333-214453, and 333-217957 on Form S-8 of our report dated April 2, 2018, relating to the consolidated financial statements and financial statement schedule of Connecture, Inc. and subsidiaries (the “Company”) (which report expresses an unqualified opinion and includes an explanatory paragraph relating to going concern uncertainty), appearing in this Annual Report on Form 10-K of Connecture, Inc. for the year ended December 31, 2017.

/s/ Deloitte & Touche LLP

Milwaukee, Wisconsin
April 2, 2018

Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECTION 302(a) OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffery A. Surges, certify that:

1. I have reviewed this annual report on Form 10-K of Connecture, Inc. (the “Company”) for the year ended December 31, 2017;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c. Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d. Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 2, 2018	/s/ Jeffery A. Surges
Jeffery A. Surges
Chief Executive Officer
(Principal Executive Officer)

Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 302(a) OF THE SARBANES-OXLEY ACT OF 2002

I, Brian D. Lindstrom, certify that:

1. I have reviewed this annual report on Form 10-K of Connecture, Inc. (the “Company”) for the year ended December 31, 2017;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c. Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d. Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 2, 2018	/s/ Brian D. Lindstrom
Brian D. Lindstrom
Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer of Connecture, Inc. (the “Company”), does hereby certify under the standards set forth and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Annual Report on Form 10-K of the Company for the year ended December 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 2, 2018	/s/ Jeffery A. Surges
Jeffery A. Surges
Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Financial Officer of Connecture, Inc. (the “Company”), does hereby certify under the standards set forth and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Annual Report on Form 10-K of the Company for the year ended December 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 2, 2018	/s/ Brian D. Lindstrom
Brian D. Lindstrom
Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0 0 0 0 0 0 0 0 0 0000373298_1 R1.0.1.17 CONNECTURE, INC. 18500 W. CORPORATE DRIVE, SUITE 250 BROOKFIELD, WI 53045 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 04/23/2018 for shares held directly and by 11:59 P.M. ET on 04/19/2018 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET 04/23/2018 for shares held directly and by 11:59 P.M. ET on 04/19/2018 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 1. To consider and vote on a proposal (the Merger Proposal) to adopt the Agreement and Plan of Merger, dated January 4, 2018, by and among FP Healthcare Holdings, Inc., a Delaware corporation (Parent), FP Healthcare Merger Sub Corporation, a Delaware corporation and wholly owned indirect subsidiary of Parent (Merger Sub), and Connecture, Inc. (the Company) dated as of January 4, 2018, pursuant to which Merger Sub will be merged with and into the Company, and the related transactions contemplated thereby. 2. To consider and vote on a proposal (the Adjournment Proposal) to adjourn the Special Meeting, if necessary and for the minimum period of time reasonable under the circumstances, to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting, or to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal. 3. To consider and vote on a proposal to approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of the Company in connection with the Merger. NOTE: The proxy holders may vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000373298_2 R1.0.1.17 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com. CONNECTURE, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS, APRIL 24, 2018 The stockholder(s) hereby appoint(s) Jeffery A. Surges and Brian D. Lindstrom, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of capital stock of Connecture, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM, Central Time on April 24, 2018, at DLA Piper LLP (US), 444 West Lake Street, Suite 900, Chicago, Illinois 60606, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side